UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07704

Schwab Capital Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Omar Aguilar

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1: Report(s) to Shareholders.

Annual Report | October 31, 2023
Schwab International Opportunities Fund

This page is intentionally left blank.

Schwab International Opportunities Fund
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.
Schwab International Opportunities Fund | Annual Report
1

Schwab International Opportunities Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2023
Schwab International Opportunities Fund[1] (Ticker Symbol: SWMIX)	7.15% [2]
MSCI EAFE® Index (Net)[3]	14.40%
Fund Category: Morningstar Foreign Large Growth[4]	9.08%
Performance Details	pages 6-9
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.
1
The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
2
Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
3
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
4
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
2
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
The Investment Environment

For the 12-month reporting period ended October 31, 2023, international equity markets posted positive returns while U.S. equity markets were mixed. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 10.14%. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 14.40% and the MSCI Emerging Markets Index (Net)* returned 10.80% for the reporting period.
Economies around the world grew out of sync as they wrestled with record levels of government debt, rising geopolitical tensions, and weak productivity gains that stifled economic growth. The U.S. economy continued to show unexpected resiliency. Surprisingly robust job growth and strong consumer spending helped propel U.S. gross domestic product (GDP) to a 5.2% annualized growth rate for the third quarter of 2023, up from roughly 2% over the prior three quarters. Oil prices were volatile, ranging from a high of $92 per barrel at the beginning of the reporting period to a low of $66 and ending the period at just over $80 per barrel. Eurozone GDP growth contracted slightly in the fourth quarter of 2022 driven by manufacturing pressures and headwinds related to oil and commodity prices, was flat for the first quarter of 2023, expanded slightly for the second quarter of 2023 bolstered by a moderation in inflationary pressures, and contracted slightly for the third quarter of 2023 as financing conditions remained tight. The
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2023

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab International Opportunities Fund | Annual Report
3

Schwab International Opportunities Fund
The Investment Environment (continued)

United Kingdom posted small gains in GDP growth throughout the reporting period, with household consumption expenditures and manufacturing output among key growth drivers. In Japan, following flat GDP growth in the fourth quarter of 2022, GDP rose for the first two quarters of 2023, primarily on rising exports and falling imports. Among emerging markets, China’s GDP grew throughout the reporting period as the government’s various policies seeking to help the economy have offset the impact of a prolonged property crisis and weak trade. India’s GDP grew in the fourth quarter of 2022 and the first two quarters of 2023, driven primarily by robust performance of the services sector along with strong consumer demand and increased government spending.
In its efforts to lower inflation, the Fed raised interest rates six times during the reporting period, increasing the federal funds rate from a range of 3.00% to 3.25% to a range of 5.25% to 5.50%. At its meetings in June, September, and October, the Fed maintained the then current rates, citing robust economic activity, strong—though moderating—job gains, and low unemployment while acknowledging tighter financial and credit conditions for households and businesses. The Fed also maintained its program to reduce the assets held on its balance sheet, though its balance sheet temporarily spiked in March 2023 when the Fed supported banks after the failure of three U.S. regional banks. Despite the spike, balance sheet assets declined over the reporting period. Central banks outside the United States also battled with persistently high, albeit waning, inflation. After raising rates eight times during the reporting period, the European Central Bank held its rate steady at its October meeting as inflation and pricing pressures finally showed signs of easing. Similarly, the Bank of England maintained its key official bank rate at its September meeting, after seven rate hikes during the reporting period, leaving borrowing costs at a 15-year high. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, despite inflationary pressures but relaxed its yield control policy. Monetary policies in emerging markets were mixed. Central banks in India, Indonesia, Mexico, Pakistan, and Russia all raised their rates two or more times over the reporting period. In contrast, both Brazil and China cut their key interest rate twice during the reporting period.
4
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
Fund Management

John Greves, CFA, Managing Director and Head of Multi-Asset Strategies for Schwab Asset Management, is
responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2016, Mr. Greves worked at Russell Investment Management Company (Russell Investments) for 13 years, most recently as a portfolio manager for multi-asset solutions where he managed multiple target date funds, chaired the multi-asset advisory team, and co-authored papers on glide path methodology and benchmarking. Prior to that, he served in several roles for Russell Investments including associate portfolio manager for multi-asset solutions and senior portfolio analyst for multi-asset solutions.

Tony Creasy, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. Prior to his current role, he was a portfolio manager on the Multi-Asset
Strategies Team, responsible for the daily management of several multi-asset portfolios. He also spent several years as lead analyst on the Schwab Asset Management Investment Manager Research Team. Prior to that,
Mr. Creasy was an institutional investment analyst for Schwab’s retirement investment services group, providing mutual fund analysis to support the Schwab Focus List™.

David Rios, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day management of the portion of the fund that is invested in accordance with a particular index. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab
Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Schwab International Opportunities Fund | Annual Report
5

Schwab International Opportunities Fund

The Schwab International Opportunities Fund (the fund) uses a multi-manager strategy. Charles Schwab Investment Management, Inc., dba Schwab Asset Management—the fund’s investment adviser—selects investment subadvisers with strong long-term track records to manage a portion of the fund’s assets. In addition to selecting investment subadvisers and allocating assets among them, Schwab Asset Management is responsible for managing a portion of the fund in accordance with an index and monitoring and coordinating the overall management of the fund. Each subadviser’s and Schwab Asset Management’s portfolio is compared to its respective comparative index that reflects its individual process and philosophy. These comparative indices may differ from the fund’s comparative index.
Market Highlights. For the 12-month reporting period ended October 31, 2023, international equity markets posted positive returns while U.S. equity markets were mixed. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month period ended October 31, 2023, the fund returned 7.15%1, underperforming the fund’s comparative index, the MSCI EAFE® Index (Net) (the index), which returned 14.40%2.
Positioning and Strategies. Over the 12-month reporting period, three of the fund’s active subadvisers posted negative returns and two of the fund’s active subadvisers posted positive returns.
Effective September 26, 2023, Mondrian Investment Partners Limited (Mondrian) was removed as a subadviser. Assets managed by Mondrian were reallocated to Columbia Management Investment Advisers, LLC (Columbia). For the period of November 1, 2022, through September 26, 2023, Mondrian posted a negative return and underperformed its comparative index. Stock selection in the consumer discretionary and information technology sectors detracted from relative return while allocation in the real estate and industrials sectors contributed to relative return. From a regional perspective, allocation in stocks from Luxembourg and stock selection in Japan detracted from relative return and stock selection in the United Kingdom and allocation in Israeli stocks contributed to relative return.
Effective October 10, 2023, Columbia began managing a portion of the fund. For the period of October 10, 2023, through October 31, 2023, Columbia posted a negative return and underperformed its comparative index. Stock selection in the financials and industrials sectors detracted from relative return and allocation in the energy and industrials sectors contributed to relative return. From a regional perspective, stock selection in the Netherlands and Canada detracted from relative return while allocations in Canada and the Netherlands contributed to relative return.
American Century Investment Management, Inc. posted a negative return and underperformed its comparative index. Stock selection in the information technology and materials sectors detracted from relative return while stock selection in the real estate and consumer staples sectors contributed to relative return. From a regional perspective, allocation in Brazilian stocks and stock selection within South Korea detracted from relative return and stock selection in India and Thailand contributed to relative performance.
Baillie Gifford Overseas Limited posted a positive return but underperformed its comparative index. Stock selection in the communication services sector and allocation in the consumer discretionary sector contributed to relative return while stock selection in the health care and financials sectors detracted from relative return. From a regional perspective, allocation in stocks from Luxembourg and stock selection in Italy contributed to relative return and stock selection in the Netherlands and Germany detracted from relative return.
Harris Associates L.P. also posted a positive return and underperformed its comparative index. Stock selection in the consumer discretionary and information technology sectors contributed to relative return while stock selection in the financials and industrials sectors detracted from relative return. From a regional perspective, stock selection in Germany and allocation in Chinese stocks contributed to relative return and stock selection in France and allocation to Japanese stocks detracted from relative return.
Schwab Asset Management seeks to track the performance of the FTSE Developed ex US Quality Factor Index. The fund’s allocation to Schwab Asset Management performed in line with this objective.

1
Total return for the report period above differs from the return in the Financial Highlights. The total return presented above is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
2
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
6
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1,2,3

Average Annual Total Returns1,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Opportunities Fund (4/2/04)[2]	7.15% [4]	2.26%	2.38%
MSCI EAFE® Index (Net)[5]	14.40%	4.10%	3.05%
Fund Category: Morningstar Foreign Large Growth[6]	9.08%	4.18%	3.75%
Fund Expense Ratio[7]: 0.84%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
The fund commenced operations on October 16, 1996 which became the Schwab International Opportunities Fund (formerly Laudus International MarketMasters Fund) Investor Shares. The Investor Shares were consolidated into Select Shares on February 26, 2019. The performance presented is that of the former Select Shares which commenced operations on April 2, 2004.
3
The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
4
Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
5
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
6
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
7
As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
Schwab International Opportunities Fund | Annual Report
7

Schwab International Opportunities Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Investment Managers and Allocations1
Investment Managers	Investment Style	% of Net Assets
Charles Schwab Investment Management, Inc., dba Schwab Asset Management[2]	International Large-Cap Developed	24.4%
American Century Investment Management, Inc.	International Small-Cap Growth	23.9%
Harris Associates L.P.	International Large-Cap Value	22.7%
Columbia Management Investment Advisers, LLC[3]	International All-Cap Blend	15.3%
Baillie Gifford Overseas Limited	International Growth	7.2%
Cash and other assets[4]		6.5%

1
For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.
2
Schwab Asset Management manages a portion of the fund by primarily investing in stocks that are included in the FTSE Developed ex US Quality Factor Index. The Schwab International Opportunities Fund has been developed solely by Schwab Asset Management. Index Ownership – The fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the LSE Group). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the FTSE Developed ex US Quality Factor Index (the Index) vest in the relevant LSE Group company which owns the Index. “FTSE®” is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license.
3
Columbia Management Investment Advisers, LLC began managing fund assets on October 10, 2023.
4
Schwab Asset Management can allocate a portion of the fund to particular market sectors, such as emerging markets, utilizing securities, exchange-traded funds (ETFs) and/or other registered investment companies and may also directly manage additional portions of the fund during transitions between investment managers. Schwab Asset Management also manages the cash portion of the fund.
8
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	938
Weighted Average Market Cap (millions)	$62,665
Price/Earnings Ratio (P/E)	14.4
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	63%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3

Top Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
1
Excludes derivatives.
2
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
3
This list is not a recommendation of any security by the investment adviser.
4
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
Schwab International Opportunities Fund | Annual Report
9

Schwab International Opportunities Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2023 and held through October 31, 2023.
The Actual Return line in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
The Hypothetical Return line in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1,2]	BEGINNING ACCOUNT VALUE AT 5/1/23	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/23	EXPENSES PAID DURING PERIOD 5/1/23-10/31/23 [3]
Schwab International Opportunities Fund
Actual Return	0.86%	$1,000.00	$880.20	$4.08
Hypothetical 5% Return	0.86%	$1,000.00	$1,020.87	$4.38

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]
Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds. Acquired fund fees and expenses were less than 0.01% during the period May 1, 2023 through October 31, 2023 (see financial note 4, Expense Limitation, for additional information).

[3]
Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by  the 184 days in the period, and divided by the 365 days in the fiscal year.

10
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19[1]
Per-Share Data
Net asset value at beginning of period	$16.90	$30.60	$24.37	$22.89	$22.89
Income (loss) from investment operations:
Net investment income (loss)[2]	0.33	0.26	0.01	0.00 [3]	0.31
Net realized and unrealized gains (losses)	0.91	(9.58)	7.94	1.95	1.74
Total from investment operations	1.24	(9.32)	7.95	1.95	2.05
Less distributions:
Distributions from net investment income	(0.20)	(0.28)	—	(0.43)	(0.29)
Distributions from net realized gains	(0.45)	(4.10)	(1.72)	(0.04)	(1.76)
Total distributions	(0.65)	(4.38)	(1.72)	(0.47)	(2.05)
Net asset value at end of period	$17.49	$16.90	$30.60	$24.37	$22.89
Total return	7.09%	(34.79%)	33.50%	8.56%	10.50%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.85%[4]	0.99%[5,6]	1.25%	1.25%	1.25%
Gross operating expenses	0.85%[4]	1.08%[6]	1.47%	1.51%	1.50%
Net investment income (loss)	1.70%	1.24%	0.05%	0.00%[7]	1.43%
Portfolio turnover rate	63%	81%	59%	65%	54%
Net assets, end of period (x 1,000,000)	$927	$982	$1,495	$1,243	$1,413

[1]
Effective February 26, 2019, the Investor Share class, and the Select Share class were consolidated into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.

[2]	Calculated based on the average shares outstanding during the period.
[3]	Per-share amount was less than $0.005.
[4]
Ratio excludes less than 0.01% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds and are subject to a contractual expense limitation (see financial note 4, Expense Limitation, for additional information).

[5]	Effective February 25, 2022, the net operating expense limitation was lowered from 1.25% to 0.86%. The ratio presented for the period ended October 31, 2022 is a blended ratio.
[6]	Ratio includes less than 0.005% of non-routine proxy expenses.
[7]	Less than 0.005%.
See financial notes
Schwab International Opportunities Fund | Annual Report
11

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 90.7% OF NET ASSETS

Australia 3.2%
AGL Energy Ltd.	14,149	96,722
Allkem Ltd. *	230,722	1,409,871
ALS Ltd.	7,059	48,311
Altium Ltd.	56,711	1,430,451
Alumina Ltd. *	54,255	26,961
Amcor PLC	26,375	232,716
BHP Group Ltd.	83,584	2,366,052
BlueScope Steel Ltd.	9,036	108,319
Boral Ltd. *	6,053	17,353
Brambles Ltd.	32,737	273,215
carsales.com Ltd.	160,235	2,824,503
Charter Hall Group	9,814	54,369
Cleanaway Waste Management Ltd.	33,947	48,359
Cochlear Ltd.	1,752	268,536
Coles Group Ltd.	27,156	263,568
Computershare Ltd.	33,828	533,872
CSR Ltd.	11,803	42,174
Deterra Royalties Ltd.	11,613	34,700
Downer EDI Ltd.	13,233	31,826
Flight Centre Travel Group Ltd.	2,700	32,096
Fortescue Metals Group Ltd.	40,733	579,460
Goodman Group	54,592	722,356
Harvey Norman Holdings Ltd.	10,475	24,485
IDP Education Ltd.	5,650	78,062
IGO Ltd.	15,709	95,124
Iluka Resources Ltd.	11,773	54,365
Incitec Pivot Ltd.	32,434	56,619
Insurance Australia Group Ltd.	74,404	268,415
James Hardie Industries PLC *	10,319	257,453
JB Hi-Fi Ltd.	2,973	85,459
Lottery Corp. Ltd.	38,673	111,632
Magellan Financial Group Ltd.	8,083	33,543
Medibank Pvt Ltd.	163,307	356,381
Metcash Ltd.	18,085	42,352
New Hope Corp. Ltd.	14,746	54,267
NEXTDC Ltd. *	313,758	2,355,964
Northern Star Resources Ltd.	373,940	2,738,281
Origin Energy Ltd.	35,151	203,906
Orora Ltd.	23,052	36,125
Paladin Energy Ltd. *	1,571,907	947,240
Pilbara Minerals Ltd.	81,635	191,760
Pinnacle Investment Management Group Ltd.	110,977	550,019
Platinum Asset Management Ltd.	29,880	21,367
Pro Medicus Ltd.	853	40,631
Qantas Airways Ltd. *	22,872	71,656
Qube Holdings Ltd.	28,355	48,082
REA Group Ltd.	1,462	134,218
Reece Ltd.	4,685	52,236
Region RE Ltd.	36,474	45,607
Rio Tinto Ltd.	8,392	626,866
Santos Ltd.	497,200	2,426,066
Seven Group Holdings Ltd.	111,408	1,968,760
Star Entertainment Group Ltd. *	30,008	10,137
SECURITY	NUMBER OF SHARES	VALUE ($)
Steadfast Group Ltd.	679,731	2,337,420
Tabcorp Holdings Ltd.	34,380	16,964
Transurban Group	45,496	342,516
Wesfarmers Ltd.	30,241	972,968
Whitehaven Coal Ltd.	19,502	91,860
Woolworths Group Ltd.	24,524	548,964
Worley Ltd.	7,327	76,593
Yancoal Australia Ltd.	4,549	13,969
		29,834,122

Austria 0.1%
ANDRITZ AG	1,549	71,299
Eurotelesites AG *	745	2,507
Kontron AG	42,118	848,947
OMV AG	4,003	175,565
Telekom Austria AG	2,982	20,825
Verbund AG	1,843	160,132
voestalpine AG	2,237	55,860
		1,335,135

Belgium 0.4%
Anheuser-Busch InBev SA	56,900	3,237,499
Elia Group SA	635	60,297
Lotus Bakeries NV	8	59,254
Solvay SA	1,551	163,965
Warehouses De Pauw CVA	2,812	69,576
		3,590,591

Brazil 1.5%
Direcional Engenharia SA	395,400	1,361,460
MercadoLibre, Inc. *	8,054	9,992,920
TOTVS SA	313,800	1,575,302
YDUQS Participacoes SA	426,700	1,500,549
		14,430,231

Canada 6.2%
Alamos Gold, Inc., Class A	228,095	2,824,151
Alimentation Couche-Tard, Inc.	20,538	1,118,020
ATS Corp. *	37,906	1,276,517
BCE, Inc.	5,875	218,096
Boyd Group Services, Inc.	15,090	2,572,727
Brookfield Asset Management Ltd., Class A	16,241	465,534
Brookfield Infrastructure Corp., Class A	57,550	1,482,488
Cameco Corp.	52,753	2,158,125
Canadian National Railway Co.	15,230	1,611,464
Canadian Natural Resources Ltd.	27,565	1,750,405
Canadian Pacific Kansas City Ltd.	14,875	1,056,133
Capstone Copper Corp. *	329,980	1,123,134
Celestica, Inc. *	44,242	1,033,051
Cenovus Energy, Inc.	36,768	700,494
CGI, Inc. *	3,841	370,819
Constellation Software, Inc.	284	569,333
Descartes Systems Group, Inc. *	16,880	1,220,034
See financial notes
12
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Dollarama, Inc.	6,059	413,764
Energy Fuels, Inc. *	121,306	971,661
ERO Copper Corp. *	115,061	1,561,527
Finning International, Inc.	98,454	2,638,219
FirstService Corp.	12,554	1,776,015
Franco-Nevada Corp.	2,795	340,016
Hydro One Ltd.	4,592	119,076
IGM Financial, Inc.	2,650	59,660
Imperial Oil Ltd.	4,940	281,528
Kinaxis, Inc. *	13,038	1,273,197
Loblaw Cos. Ltd.	2,517	205,861
Lundin Gold, Inc.	216,118	2,605,728
Magna International, Inc.	5,455	262,139
Metro, Inc.	4,227	214,711
Nutrien Ltd.	9,564	513,666
Nutrien Ltd.	7,623	409,355
Open Text Corp.	105,051	3,507,382
Pan American Silver Corp.	50,233	733,904
Precision Drilling Corp. *	18,143	1,051,620
Primo Water Corp.	202,806	2,648,646
Saputo, Inc.	4,635	93,586
Shopify, Inc., Class A *	22,912	1,081,217
Sigma Lithium Corp. *	69,776	1,706,023
Stantec, Inc.	80,667	4,935,709
Suncor Energy, Inc.	33,301	1,078,455
TELUS Corp.	7,360	118,673
Thomson Reuters Corp.	7,057	845,313
Tourmaline Oil Corp.	6,612	349,636
Vermilion Energy, Inc.	60,346	870,189
Waste Connections, Inc.	4,055	525,052
Wheaton Precious Metals Corp.	7,393	312,247
Whitecap Resources, Inc.	288,097	2,225,000
		57,279,300

China 1.6%
Alibaba Group Holding Ltd. *	340,740	3,507,943
Kanzhun Ltd., ADR *	80,231	1,187,419
Meituan, B Shares *	219,990	3,118,359
NIO, Inc., ADR *	91,441	667,519
PDD Holdings, Inc., ADR *	9,871	1,001,117
Tencent Holdings Ltd.	62,400	2,309,345
Tongcheng Travel Holdings Ltd. *	844,000	1,612,421
Vipshop Holdings Ltd., ADR *	23,405	333,755
Xtep International Holdings Ltd.	1,274,000	1,158,235
		14,896,113

Denmark 2.4%
AP Moller - Maersk AS, Class A	81	132,254
AP Moller - Maersk AS, Class B	134	223,275
Carlsberg AS, Class B	2,658	316,762
Chr Hansen Holding AS	1,551	105,840
DSV AS	17,960	2,683,958
Genmab AS *	7,936	2,243,371
H Lundbeck AS	5,437	28,419
Jyske Bank AS *	29,644	2,089,142
NKT AS *	32,418	1,629,952
Novo Nordisk AS, Class B	123,058	11,872,169
Novozymes AS, Class B	4,670	209,884
Orsted AS	4,113	198,736
Pandora AS	2,256	255,877
ROCKWOOL AS, B Shares	253	56,298
		22,045,937

SECURITY	NUMBER OF SHARES	VALUE ($)
Finland 0.4%
Elisa OYJ	3,358	142,408
Kesko OYJ, B Shares	4,807	81,294
Kone OYJ, B Shares	9,863	427,101
Metso OYJ	10,398	91,611
Neste OYJ	10,795	362,797
Nokia OYJ	83,830	279,211
Orion OYJ, B Shares	3,069	122,102
UPM-Kymmene OYJ	73,871	2,487,674
		3,994,198

France 9.5%
Accor SA	115,011	3,669,150
Aeroports de Paris SA	491	55,139
Air Liquide SA	9,523	1,631,787
Airbus SE	10,419	1,396,939
Alten SA	3,762	444,397
ArcelorMittal SA	13,519	299,138
AXA SA	65,258	1,933,622
BioMerieux	981	94,188
BNP Paribas SA	111,603	6,417,620
Bollore SE	15,516	84,703
Bureau Veritas SA	5,659	128,899
Capgemini SE	26,700	4,718,659
Cie de Saint-Gobain SA	9,805	533,727
Danone SA	58,104	3,456,634
Dassault Aviation SA	472	93,828
Edenred SE	41,137	2,189,783
Eiffage SA	27,641	2,508,436
Elis SA	193,478	3,173,035
Engie SA	34,382	546,842
EssilorLuxottica SA	4,831	874,814
Eurofins Scientific SE	53,927	2,736,027
Gaztransport Et Technigaz SA	18,375	2,350,347
Hermes International SCA	2,435	4,543,284
Ipsen SA	960	113,465
JCDecaux SE *	1,170	18,304
Kering SA	22,573	9,180,473
La Francaise des Jeux SAEM	2,602	83,933
Legrand SA	4,109	355,455
L'Oreal SA	9,658	4,059,552
LVMH Moet Hennessy Louis Vuitton SE	5,883	4,211,818
Publicis Groupe SA	37,842	2,881,415
Remy Cointreau SA	410	46,584
Rexel SA	5,329	108,833
Safran SA	6,854	1,070,728
Sanofi SA	59,400	5,393,890
Sartorius Stedim Biotech	403	75,451
Schneider Electric SE	12,548	1,930,601
SES-imagotag SA *	10,006	1,001,792
SOITEC *	406	60,599
STMicroelectronics NV	16,652	634,776
Teleperformance SE	1,102	126,776
Thales SA	1,951	287,924
TotalEnergies SE	86,617	5,790,995
Ubisoft Entertainment SA *	41,583	1,185,688
Valeo SE	182,279	2,408,469
Vinci SA	8,710	963,103
Worldline SA *	159,712	2,030,885
		87,902,507

Germany 8.8%
adidas AG	16,200	2,880,486
AIXTRON SE	61,951	1,740,870
Allianz SE	20,570	4,818,368
See financial notes
Schwab International Opportunities Fund | Annual Report
13

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
BASF SE	15,951	737,050
Bayer AG	120,523	5,207,625
Bayerische Motoren Werke AG	52,631	4,894,910
Beiersdorf AG	2,622	344,845
Brenntag SE	38,804	2,885,527
Carl Zeiss Meditec AG, Bearer Shares	777	67,469
Continental AG	76,627	5,002,897
Covestro AG *	4,088	207,107
CTS Eventim AG & Co. KGaA	39,432	2,387,455
Daimler Truck Holding AG	136,631	4,292,977
Delivery Hero SE *	95,693	2,445,540
Deutsche Lufthansa AG *	13,548	94,998
Deutsche Post AG	21,155	825,965
Duerr AG	28,833	593,254
DWS Group GmbH & Co. KGaA	1,221	35,841
E.ON SE	161,413	1,920,512
Evonik Industries AG	3,866	71,153
Fielmann Group AG	464	19,986
Fresenius Medical Care AG & Co. KGaA	134,200	4,458,951
Fresenius SE & Co. KGaA	170,600	4,388,390
FUCHS SE	1,104	37,077
GEA Group AG	4,315	147,575
Gerresheimer AG	31,387	2,927,566
Heidelberg Materials AG	2,348	170,449
Hella GmbH & Co. KGaA	433	32,975
HelloFresh SE *	83,803	1,833,039
Henkel AG & Co. KGaA	40,396	2,553,042
HOCHTIEF AG	408	42,266
Hugo Boss AG	30,470	1,782,037
KION Group AG	65,547	2,011,118
Mercedes-Benz Group AG	94,994	5,588,901
MTU Aero Engines AG	1,083	203,557
Nemetschek SE	1,388	103,716
Novem Group SA	65,331	413,225
Rational AG	153	87,253
RTL Group SA	1,131	39,558
SAP SE	42,870	5,750,253
Scout24 SE	22,629	1,392,138
Siemens AG	24,400	3,237,852
Telefonica Deutschland Holding AG	19,011	32,320
thyssenkrupp AG	239,500	1,669,233
Wacker Chemie AG	316	38,781
Zalando SE *	71,741	1,678,056
		82,094,163

Greece 0.2%
JUMBO SA	32,683	859,706
National Bank of Greece SA *	189,080	1,082,927
		1,942,633

Guernsey 0.2%
Burford Capital Ltd.	118,664	1,476,180

Hong Kong 0.8%
AAC Technologies Holdings, Inc.	12,000	21,600
ASMPT Ltd.	5,800	49,123
Budweiser Brewing Co. APAC Ltd.	48,600	92,357
Cathay Pacific Airways Ltd. *	15,000	15,079
Chow Tai Fook Jewellery Group Ltd.	31,600	44,623
CK Asset Holdings Ltd.	38,000	189,936
CK Infrastructure Holdings Ltd.	11,000	50,985
CLP Holdings Ltd.	32,500	237,860
ESR Group Ltd.	63,000	80,948
First Pacific Co. Ltd.	44,000	16,657
Hong Kong & China Gas Co. Ltd.	221,000	153,840
SECURITY	NUMBER OF SHARES	VALUE ($)
Johnson Electric Holdings Ltd.	9,500	11,785
Lenovo Group Ltd.	128,000	148,958
Link REIT	68,900	316,192
L'Occitane International SA	10,250	26,345
Man Wah Holdings Ltd.	40,800	25,340
NagaCorp Ltd. *	26,000	11,168
Nexteer Automotive Group Ltd.	21,000	10,123
NWS Holdings Ltd.	24,000	28,398
Orient Overseas International Ltd.	4,000	50,439
Power Assets Holdings Ltd.	38,500	184,062
PRADA SpA	9,100	54,819
Samsonite International SA *	1,387,800	4,298,180
Sino Land Co. Ltd.	53,069	52,980
SITC International Holdings Co. Ltd.	37,000	56,995
Sun Hung Kai Properties Ltd.	22,500	231,046
Techtronic Industries Co. Ltd.	22,500	205,414
United Energy Group Ltd.	168,000	26,825
Vitasoy International Holdings Ltd.	22,000	27,141
VTech Holdings Ltd.	4,500	26,185
WH Group Ltd.	1,290,650	770,819
Xinyi Glass Holdings Ltd.	43,839	50,372
Yue Yuen Industrial Holdings Ltd.	17,500	20,461
		7,587,055

India 2.1%
Axis Bank Ltd.	140,732	1,660,610
Coforge Ltd.	19,024	1,139,921
Kalyan Jewellers India Ltd.	541,146	1,878,471
KEI Industries Ltd.	78,723	2,267,023
Max Healthcare Institute Ltd.	537,636	3,704,940
Phoenix Mills Ltd.	25,173	548,865
Prestige Estates Projects Ltd.	355,659	3,272,065
PVR Inox Ltd. *	58,687	1,126,791
Varun Beverages Ltd.	208,639	2,277,260
WNS Holdings Ltd., ADR *	27,738	1,506,728
		19,382,674

Indonesia 0.2%
Ace Hardware Indonesia Tbk. PT	27,008,600	1,360,207
Bank Mandiri Persero Tbk. PT	810,000	289,374
		1,649,581

Ireland 0.8%
Bank of Ireland Group PLC	116,247	1,041,773
Flutter Entertainment PLC *	15,371	2,414,127
Glanbia PLC	5,228	82,312
Kerry Group PLC, Class A	2,454	189,556
Kingspan Group PLC	2,869	193,080
Ryanair Holdings PLC, ADR *	42,121	3,694,012
		7,614,860

Israel 1.4%
Airport City Ltd. *	1,274	16,776
Amot Investments Ltd.	4,605	19,285
Azrieli Group Ltd.	715	30,786
Bank Hapoalim BM	198,380	1,419,001
Bezeq The Israeli Telecommunication Corp. Ltd.	55,141	67,851
Big Shopping Centers Ltd. *	217	15,210
Camtek Ltd. *	30,495	1,604,037
Check Point Software Technologies Ltd. *	21,915	2,942,089
CyberArk Software Ltd. *	14,665	2,399,781
Delek Group Ltd.	224	24,506
Elbit Systems Ltd.	568	105,649
See financial notes
14
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Electra Ltd.	42	13,305
Fattal Holdings 1998 Ltd. *	113	9,348
ICL Group Ltd.	22,046	107,229
Inmode Ltd. *	58,519	1,117,713
Israel Corp. Ltd. *	100	21,585
Melisron Ltd.	643	34,853
Mivne Real Estate KD Ltd.	16,584	35,784
Nice Ltd. *	1,784	273,479
Nova Ltd. *(a)	775	74,211
Nova Ltd. *(a)	21,780	2,068,447
SolarEdge Technologies, Inc. *	4,101	311,471
Strauss Group Ltd. *	1,100	20,381
Teva Pharmaceutical Industries Ltd. *	21,468	184,283
Tower Semiconductor Ltd. *	3,117	72,390
		12,989,450

Italy 1.8%
A2A SpA	44,431	83,396
Brembo SpA	98,675	1,061,713
Buzzi SpA	1,705	45,147
Enel SpA	170,255	1,080,707
Eni SpA	57,380	938,029
Ferrari NV	19,244	5,825,234
Hera SpA	20,682	58,180
Interpump Group SpA	1,356	56,700
Intesa Sanpaolo SpA	2,159,700	5,627,727
Moncler SpA	5,344	277,552
Prysmian SpA	5,185	194,163
Reply SpA	482	45,481
Stellantis NV	53,791	1,004,942
Terna - Rete Elettrica Nazionale	25,741	197,100
		16,496,071

Japan 13.5%
ABC-Mart, Inc.	2,100	32,527
Acom Co. Ltd.	12,600	29,589
Advantest Corp.	16,700	430,169
AGC, Inc.	2,900	98,655
Aica Kogyo Co. Ltd.	1,200	27,571
Ain Holdings, Inc.	600	16,965
Air Water, Inc.	3,000	37,826
Aisin Corp.	3,100	107,988
Amada Co. Ltd.	8,300	80,514
Amano Corp.	2,000	40,853
Amvis Holdings, Inc.	129,600	2,210,868
ANA Holdings, Inc. *	3,700	72,638
Anritsu Corp.	3,500	26,054
As One Corp.	500	15,935
Asahi Intecc Co. Ltd.	3,100	52,088
Asics Corp.	134,500	4,260,554
Astellas Pharma, Inc.	34,600	437,685
Azbil Corp.	3,300	97,511
Bandai Namco Holdings, Inc.	16,100	333,568
BayCurrent Consulting, Inc.	49,121	1,233,269
Bridgestone Corp.	10,300	389,806
Calbee, Inc.	2,000	38,421
Canon Marketing Japan, Inc.	1,000	23,981
Canon, Inc.	14,500	342,790
Capcom Co. Ltd.	5,000	160,947
Chubu Electric Power Co., Inc.	15,700	189,721
Chugai Pharmaceutical Co. Ltd.	13,200	391,467
Chugoku Electric Power Co., Inc.	5,600	35,018
COMSYS Holdings Corp.	2,800	57,597
Cosmo Energy Holdings Co. Ltd.	1,500	54,871
Cosmos Pharmaceutical Corp.	300	31,220
Dai Nippon Printing Co. Ltd.	4,100	106,958
SECURITY	NUMBER OF SHARES	VALUE ($)
Daicel Corp.	4,000	34,015
Daifuku Co. Ltd.	7,426	122,699
Daiichikosho Co. Ltd.	2,000	29,563
Daito Trust Construction Co. Ltd.	1,800	193,079
Denso Corp.	106,760	1,576,454
Descente Ltd.	1,000	27,891
Disco Corp.	2,000	353,198
Electric Power Development Co. Ltd.	3,600	55,190
ENEOS Holdings, Inc.	71,000	263,085
Fancl Corp.	2,000	29,901
FANUC Corp.	27,700	687,414
Food & Life Cos. Ltd.	1,700	28,653
FP Partner, Inc. *	77,400	2,127,887
Fuji Electric Co. Ltd.	2,800	106,609
Fujikura Ltd.	5,200	37,347
Fujitsu Ltd.	29,100	3,769,831
Furukawa Electric Co. Ltd.	900	13,486
GMO Financial Gate, Inc.	11,800	661,541
GMO Payment Gateway, Inc.	700	27,957
Goldwin, Inc.	1,000	63,157
GS Yuasa Corp.	1,100	17,746
GungHo Online Entertainment, Inc.	1,000	15,078
Hakuhodo DY Holdings, Inc.	4,200	34,084
Hamamatsu Photonics KK	2,800	104,000
Harmonic Drive Systems, Inc.	1,200	25,991
Hirose Electric Co. Ltd.	800	90,639
Hitachi Ltd.	35,978	2,280,522
Honda Motor Co. Ltd.	80,600	826,051
Horiba Ltd.	800	40,449
Hoshizaki Corp.	70,700	2,283,231
House Foods Group, Inc.	1,500	31,674
Hoya Corp.	8,100	779,776
Idemitsu Kosan Co. Ltd.	5,900	133,960
Information Services International-Dentsu Ltd.	500	16,970
INFRONEER Holdings, Inc.	3,800	40,086
Inpex Corp.	24,800	359,869
Internet Initiative Japan, Inc.	82,900	1,339,548
Invincible Investment Corp.	6,709	2,580,284
Isetan Mitsukoshi Holdings Ltd.	6,200	69,942
Isuzu Motors Ltd.	12,100	134,923
ITOCHU Corp.	105,020	3,782,928
Itochu Techno-Solutions Corp.	700	20,078
Iwatani Corp.	1,234	59,020
Japan Airlines Co. Ltd.	3,900	71,697
Japan Airport Terminal Co. Ltd.	47,800	2,102,197
Japan Aviation Electronics Industry Ltd.	700	13,194
Jeol Ltd.	800	22,587
JFE Holdings, Inc.	10,700	149,082
JGC Holdings Corp.	6,300	77,597
JMDC, Inc.	38,200	1,069,844
JSR Corp.	4,500	120,447
JTEKT Corp.	4,100	33,804
Justsystems Corp.	18,965	337,965
Kakaku.com, Inc.	3,600	34,720
Kamigumi Co. Ltd.	2,800	56,802
Kandenko Co. Ltd.	2,600	24,092
Kansai Electric Power Co., Inc.	11,500	147,244
Kansai Paint Co. Ltd.	4,400	64,393
Kawasaki Kisen Kaisha Ltd.	5,500	188,595
KDDI Corp.	31,700	948,297
Kewpie Corp.	1,800	31,242
Keyence Corp.	5,300	2,051,728
Kikkoman Corp.	4,300	244,647
Kinden Corp.	57,827	875,931
Kintetsu Group Holdings Co. Ltd.	4,400	123,802
Kobayashi Pharmaceutical Co. Ltd.	1,500	61,925
Kobe Bussan Co. Ltd.	2,200	54,446
See financial notes
Schwab International Opportunities Fund | Annual Report
15

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Koei Tecmo Holdings Co. Ltd.	3,900	50,925
Koito Manufacturing Co. Ltd.	5,800	86,900
Kokuyo Co. Ltd.	1,300	20,150
Komatsu Ltd.	102,300	2,350,484
Konami Group Corp.	1,600	82,883
Kose Corp.	700	46,376
Kotobuki Spirits Co. Ltd.	207,000	2,748,748
Kurita Water Industries Ltd.	2,300	69,882
Kyowa Kirin Co. Ltd.	4,400	69,011
Kyudenko Corp.	700	20,910
Kyushu Electric Power Co., Inc. *	7,300	46,641
Lasertec Corp.	1,800	297,324
Lion Corp.	5,200	49,903
M3, Inc.	88,400	1,361,465
Mabuchi Motor Co. Ltd.	1,300	37,140
Macnica Holdings, Inc.	42,601	1,730,854
Mani, Inc.	1,200	16,324
Marubeni Corp.	28,000	409,410
Maruichi Steel Tube Ltd.	1,700	42,188
MatsukiyoCocokara & Co.	292,203	5,125,761
Mazda Motor Corp.	9,400	90,860
McDonald's Holdings Co. Japan Ltd.	2,200	85,597
Mebuki Financial Group, Inc.	383,337	1,160,443
Medipal Holdings Corp.	3,100	52,120
MEIJI Holdings Co. Ltd.	5,800	142,761
MISUMI Group, Inc.	6,900	104,457
Mitsubishi Chemical Group Corp.	22,200	125,621
Mitsubishi Corp.	24,300	1,132,758
Mitsubishi Electric Corp.	30,100	345,142
Mitsubishi Gas Chemical Co., Inc.	3,200	43,251
Mitsubishi Logistics Corp.	1,100	28,776
Mitsubishi Motors Corp.	12,600	41,159
Mitsubishi UFJ Financial Group, Inc.	366,144	3,071,636
Mitsui & Co. Ltd.	31,100	1,130,304
Mitsui Chemicals, Inc.	2,900	73,093
Mitsui Mining & Smelting Co. Ltd.	800	20,773
Mitsui OSK Lines Ltd.	6,900	178,139
Miura Co. Ltd.	2,500	48,472
Money Forward, Inc. *	64,100	1,619,040
MonotaRO Co. Ltd.	6,400	51,149
m-up Holdings, Inc.	134,100	1,085,919
Murata Manufacturing Co. Ltd.	25,800	441,938
Nabtesco Corp.	1,900	33,652
Nagase & Co. Ltd.	1,600	24,239
NET One Systems Co. Ltd.	1,800	27,473
Nexon Co. Ltd.	11,700	214,686
NGK Insulators Ltd.	4,600	56,204
NHK Spring Co. Ltd.	2,500	17,690
Nifco, Inc.	1,900	44,559
Nihon M&A Center Holdings, Inc.	16,300	74,447
Nintendo Co. Ltd.	28,800	1,189,855
Nippon Kayaku Co. Ltd.	4,600	39,516
Nippon Sanso Holdings Corp.	2,500	63,046
Nippon Shinyaku Co. Ltd.	800	32,445
Nippon Shokubai Co. Ltd.	900	33,428
Nippon Steel Corp.	15,200	327,846
Nippon Telegraph & Telephone Corp.	454,000	534,256
Nippon Yusen KK	12,400	303,394
Nishi-Nippon Railroad Co. Ltd.	1,100	17,772
Nissan Chemical Corp.	3,814	155,555
Nisshin Seifun Group, Inc.	4,000	60,335
Nissin Foods Holdings Co. Ltd.	1,700	147,915
Niterra Co. Ltd.	4,100	91,769
Nitori Holdings Co. Ltd.	1,400	151,613
Nitto Denko Corp.	3,900	252,352
Noevir Holdings Co. Ltd.	400	14,029
NOF Corp.	1,900	74,957
NOK Corp.	1,900	22,522
SECURITY	NUMBER OF SHARES	VALUE ($)
NS Solutions Corp.	600	17,424
NSK Ltd.	7,200	38,753
Obayashi Corp.	15,400	131,913
OBIC Business Consultants Co. Ltd.	600	25,776
Obic Co. Ltd.	1,600	236,506
OKUMA Corp.	900	37,053
Omron Corp.	2,900	103,899
Ono Pharmaceutical Co. Ltd.	8,200	141,610
Open House Group Co. Ltd.	2,000	65,921
Oracle Corp.	900	63,846
Oriental Land Co. Ltd.	24,400	789,227
ORIX Corp.	117,150	2,130,529
Osaka Gas Co. Ltd.	7,100	133,890
OSG Corp.	1,700	19,398
Otsuka Corp.	33,207	1,331,421
PALTAC Corp.	600	19,450
Panasonic Holdings Corp.	32,700	286,893
Persol Holdings Co. Ltd.	51,000	76,470
Pigeon Corp.	2,400	25,483
Pola Orbis Holdings, Inc.	1,800	18,080
Rakus Co. Ltd.	2,600	32,372
Recruit Holdings Co. Ltd.	115,700	3,317,431
Relo Group, Inc.	2,500	24,785
Resonac Holdings Corp.	3,300	53,497
Resorttrust, Inc.	900	12,951
Rinnai Corp.	2,600	47,761
Rohm Co. Ltd.	5,600	89,723
Rohto Pharmaceutical Co. Ltd.	121,400	2,832,421
Round One Corp.	325,056	1,179,146
Ryohin Keikaku Co. Ltd.	185,000	2,608,365
Sankyo Co. Ltd.	75,124	3,121,994
Sankyu, Inc.	1,000	30,110
Sanrio Co. Ltd.	52,144	2,220,473
Santen Pharmaceutical Co. Ltd.	5,500	47,704
Sanwa Holdings Corp.	4,616	62,280
SCREEN Holdings Co. Ltd.	1,600	74,387
Secom Co. Ltd.	5,000	347,274
Sega Sammy Holdings, Inc.	4,200	65,686
Seino Holdings Co. Ltd.	3,200	46,547
Sekisui Chemical Co. Ltd.	6,700	91,769
SG Holdings Co. Ltd.	11,800	167,260
SHIFT, Inc. *	300	54,432
Shikoku Electric Power Co., Inc.	2,700	18,435
Shimadzu Corp.	7,300	172,618
Shimamura Co. Ltd.	15,805	1,559,792
Shimano, Inc.	2,200	316,593
Shimizu Corp.	9,800	69,742
Shin-Etsu Chemical Co. Ltd.	58,700	1,755,328
Shinko Electric Industries Co. Ltd.	1,400	44,952
Shionogi & Co. Ltd.	6,400	298,013
Ship Healthcare Holdings, Inc.	88,295	1,363,196
SHO-BOND Holdings Co. Ltd.	1,000	39,383
SMC Corp.	1,500	692,644
SMS Co. Ltd.	1,400	22,215
Socionext, Inc.	24,600	2,399,411
Sohgo Security Services Co. Ltd.	6,000	35,137
Sojitz Corp.	3,900	80,985
Square Enix Holdings Co. Ltd.	2,100	69,766
Stanley Electric Co. Ltd.	3,900	62,379
Subaru Corp.	17,500	302,930
Sugi Holdings Co. Ltd.	800	32,383
SUMCO Corp.	7,200	93,039
Sumitomo Bakelite Co. Ltd.	600	26,699
Sumitomo Chemical Co. Ltd.	24,500	62,273
Sumitomo Electric Industries Ltd.	13,900	145,925
Sundrug Co. Ltd.	1,100	29,911
Suntory Beverage & Food Ltd.	36,654	1,103,031
Suzuken Co. Ltd.	1,500	45,945
See financial notes
16
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Suzuki Motor Corp.	9,200	357,070
Sysmex Corp.	3,000	143,708
Takara Holdings, Inc.	3,500	29,175
Takeda Pharmaceutical Co. Ltd.	96,143	2,609,775
TBS Holdings, Inc.	900	14,672
TechnoPro Holdings, Inc.	68,500	1,357,042
THK Co. Ltd.	2,200	39,318
TIS, Inc.	5,500	117,782
Toei Animation Co. Ltd.	200	18,009
Toho Co. Ltd.	3,000	102,489
Toho Gas Co. Ltd.	2,400	41,331
Tohoku Electric Power Co., Inc.	9,500	59,319
Tokai Carbon Co. Ltd.	3,300	25,324
Tokyo Electric Power Co. Holdings, Inc. *	28,700	121,451
Tokyo Electron Ltd.	10,900	1,440,300
Tokyo Gas Co. Ltd.	11,800	264,994
Tokyo Ohka Kogyo Co. Ltd.	26,300	1,519,634
TOPPAN Holdings, Inc.	100,389	2,315,359
Toyo Suisan Kaisha Ltd.	57,000	2,629,463
Toyoda Gosei Co. Ltd.	1,300	25,828
Toyota Boshoku Corp.	1,300	22,608
Toyota Tsusho Corp.	5,300	282,152
Trend Micro, Inc.	2,200	82,906
TS Tech Co. Ltd.	2,400	26,880
Unicharm Corp.	9,300	316,004
USS Co. Ltd.	91,276	1,595,404
West Japan Railway Co.	3,700	141,024
Workman Co. Ltd.	1,200	30,916
Yakult Honsha Co. Ltd.	6,000	141,390
Yamato Holdings Co. Ltd.	8,400	139,911
Yamato Kogyo Co. Ltd.	1,000	47,911
Yokogawa Electric Corp.	5,500	99,854
Zenkoku Hosho Co. Ltd.	2,500	79,946
Zensho Holdings Co. Ltd.	1,900	99,867
Zeon Corp.	2,300	19,011
ZOZO, Inc.	2,800	53,241
		124,865,653

Jersey 0.1%
TP ICAP Group PLC	740,105	1,417,116

Luxembourg 0.0%
Tenaris SA	13,278	210,342

Mexico 0.6%
Corp. Inmobiliaria Vesta SAB de CV	73,804	2,320,398
Gruma SAB de CV, B Shares	67,552	1,175,500
Vista Energy SAB de CV *	81,453	2,217,150
		5,713,048

Netherlands 5.6%
Adyen NV *	5,495	3,706,300
Akzo Nobel NV	27,900	1,871,663
ASM International NV	1,058	436,616
ASML Holding NV	27,190	16,344,465
ASR Nederland NV	69,059	2,577,176
Basic-Fit NV *	29,314	749,893
BE Semiconductor Industries NV	15,821	1,634,304
CTP NV	2,603	37,950
DSM-Firmenich AG	2,638	239,150
EXOR NV	49,331	4,234,039
Heineken Holding NV	2,113	160,764
Heineken NV	27,305	2,453,176
IMCD NV	1,304	156,996
SECURITY	NUMBER OF SHARES	VALUE ($)
ING Groep NV	229,121	2,937,451
InPost SA *	3,792	37,521
JDE Peet's NV	2,275	63,164
Koninklijke Ahold Delhaize NV	110,827	3,281,786
Koninklijke KPN NV	55,216	185,591
OCI NV	3,030	70,601
Prosus NV *	267,716	7,486,836
Randstad NV	3,208	166,125
Redcare Pharmacy NV *	20,384	2,282,501
Universal Music Group NV	20,019	490,242
Wolters Kluwer NV	6,204	796,010
		52,400,320

New Zealand 0.1%
a2 Milk Co. Ltd. *	20,564	50,079
Air New Zealand Ltd.	44,364	17,317
EBOS Group Ltd.	3,763	76,819
Fisher & Paykel Healthcare Corp. Ltd.	16,328	197,959
Mainfreight Ltd.	2,085	69,594
Mercury NZ Ltd.	12,696	43,640
Meridian Energy Ltd.	19,055	53,666
SKYCITY Entertainment Group Ltd.	17,073	18,600
Spark New Zealand Ltd.	40,644	117,994
		645,668

Norway 0.6%
Aker ASA, A Shares	1,472	88,520
AutoStore Holdings Ltd. *	12,870	14,250
Equinor ASA	27,333	916,290
Norsk Hydro ASA	37,225	212,283
Salmar ASA	23,469	1,112,780
Schibsted ASA, A Shares	865	17,329
Schibsted ASA, B Shares	1,613	29,930
Seadrill Ltd. *	53,010	2,094,955
TOMRA Systems ASA	3,593	28,479
Var Energi ASA	10,818	36,548
Yara International ASA	21,011	687,521
		5,238,885

Panama 0.2%
Copa Holdings SA, Class A	21,231	1,733,511

Poland 0.0%
Dino Polska SA *	1,372	130,004

Portugal 0.1%
EDP - Energias de Portugal SA	57,554	241,871
Galp Energia SGPS SA	13,974	210,375
Jeronimo Martins SGPS SA	7,330	168,992
		621,238

Republic of Korea 2.5%
AfreecaTV Co. Ltd.	9,199	458,051
BGF retail Co. Ltd.	224	22,907
Celltrion Healthcare Co. Ltd.	2,341	115,799
Cheil Worldwide, Inc.	2,093	30,818
CosmoAM&T Co. Ltd. *	381	39,667
Coupang, Inc., Class A *	92,104	1,565,768
Doosan Bobcat, Inc.	1,263	36,287
E-MART, Inc.	259	13,963
F&F Co. Ltd.	548	37,990
GS Holdings Corp.	959	28,005
See financial notes
Schwab International Opportunities Fund | Annual Report
17

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
GS Retail Co. Ltd.	725	13,060
Hankook Tire & Technology Co. Ltd.	1,568	44,487
Hanmi Pharm Co. Ltd.	158	33,036
Hanwha Aerospace Co. Ltd.	529	39,771
HD Hyundai Infracore Co. Ltd.	2,184	10,837
HMM Co. Ltd.	7,385	79,989
Hotel Shilla Co. Ltd.	821	37,988
HYBE Co. Ltd. *	319	51,953
Hyundai Engineering & Construction Co. Ltd.	1,199	29,736
Hyundai Glovis Co. Ltd.	474	60,156
Hyundai Mipo Dockyard Co. Ltd. *	549	28,291
Hyundai Mobis Co. Ltd.	1,497	231,833
Hyundai Wia Corp.	276	11,489
JYP Entertainment Corp.	39,317	2,992,798
Kangwon Land, Inc.	3,463	37,707
KEPCO Plant Service & Engineering Co. Ltd.	654	15,824
Kia Corp.	7,067	403,748
Korea Aerospace Industries Ltd.	2,010	66,138
Korean Air Lines Co. Ltd.	3,906	59,430
Krafton, Inc. *	549	66,831
KT&G Corp.	3,002	189,376
Kumho Petrochemical Co. Ltd.	347	32,613
LG Corp.	1,768	101,199
LG Electronics, Inc.	1,988	147,476
LG H&H Co. Ltd.	261	61,190
LG Innotek Co. Ltd.	286	47,468
LG Uplus Corp.	3,806	28,525
LOTTE Fine Chemical Co. Ltd.	408	16,948
NAVER Corp.	30,335	4,240,928
NCSoft Corp.	485	83,792
NongShim Co. Ltd.	84	27,627
OCI Holdings Co. Ltd.	192	13,872
Orion Corp.	618	54,696
Pan Ocean Co. Ltd.	6,331	20,212
People & Technology, Inc.	24,952	914,889
S-1 Corp.	463	18,713
Samsung C&T Corp.	2,147	169,754
Samsung Electronics Co. Ltd.	165,590	8,242,222
Samsung Engineering Co. Ltd. *	4,454	78,500
Samsung SDI Co. Ltd.	1,320	417,958
Samsung SDS Co. Ltd.	1,034	105,990
Shinsegae, Inc.	119	14,905
S-Oil Corp.	689	34,004
Youngone Corp.	34,619	1,391,666
Yuhan Corp.	1,410	60,106
		23,178,986

Singapore 0.6%
CapitaLand Ascendas REIT	64,800	123,123
City Developments Ltd.	10,500	48,466
ComfortDelGro Corp. Ltd.	53,500	51,674
DBS Group Holdings Ltd.	83,733	2,011,544
DFI Retail Group Holdings Ltd.	5,300	11,305
Frasers Logistics & Commercial Trust	85,800	65,174
Genting Singapore Ltd.	142,500	89,526
Hutchison Port Holdings Trust, Class U	74,900	11,765
Jardine Cycle & Carriage Ltd.	2,500	51,499
Jardine Matheson Holdings Ltd.	3,200	129,668
Keppel DC REIT	29,800	36,776
Keppel REIT	40,300	23,401
Mapletree Industrial Trust	29,400	46,214
Mapletree Logistics Trust	58,500	62,820
Mapletree Pan Asia Commercial Trust	36,400	35,377
Netlink NBN Trust	43,900	26,619
Olam Group Ltd.	19,600	14,203
SECURITY	NUMBER OF SHARES	VALUE ($)
Seatrium Ltd. *	564,300	46,216
Singapore Airlines Ltd.	33,900	151,372
Singapore Exchange Ltd.	47,300	327,489
Singapore Telecommunications Ltd.	124,500	216,340
Suntec Real Estate Investment Trust	36,200	29,091
Venture Corp. Ltd.	176,236	1,504,760
Wilmar International Ltd.	35,600	92,552
		5,206,974

South Africa 0.4%
Aspen Pharmacare Holdings Ltd.	148,232	1,346,436
Bidvest Group Ltd.	158,290	2,240,562
Impala Platinum Holdings Ltd.	62,147	258,879
		3,845,877

Spain 0.9%
ACS Actividades de Construccion y Servicios SA	3,487	126,104
Aena SME SA	1,531	222,149
Amadeus IT Group SA	57,985	3,309,367
Cia de Distribucion Integral Logista Holdings SA	52,413	1,287,011
Corp. ACCIONA Energias Renovables SA	1,339	36,242
Endesa SA	6,844	128,768
Fluidra SA	19,509	343,957
Iberdrola SA	114,913	1,278,064
Industria de Diseno Textil SA	30,718	1,060,323
International Consolidated Airlines Group SA *	27,755	48,762
Naturgy Energy Group SA	3,723	105,341
Repsol SA	34,507	505,257
		8,451,345

Sweden 2.6%
Assa Abloy AB, B Shares	17,351	369,838
Atlas Copco AB, A Shares	55,958	724,601
Atlas Copco AB, B Shares	118,861	1,335,195
Axfood AB	2,777	61,401
Boliden AB	7,912	202,809
Epiroc AB, A Shares	10,759	177,251
Epiroc AB, B Shares	6,651	92,351
Evolution AB	5,408	481,882
Fortnox AB	184,873	732,823
H & M Hennes & Mauritz AB, B Shares	14,368	193,029
Holmen AB, B Shares	2,011	75,895
Kinnevik AB, B Shares *	63,537	543,274
Lifco AB, B Shares	4,159	76,101
Saab AB, B Shares	85,172	4,375,404
Sandvik AB	103,491	1,762,763
SKF AB, B Shares	221,042	3,583,635
Spotify Technology SA *	21,586	3,556,509
SSAB AB, A Shares	6,952	41,646
SSAB AB, B Shares	19,311	112,034
Sweco AB, B Shares	4,205	38,771
Swedish Orphan Biovitrum AB *	3,229	66,428
Tele2 AB, B Shares	13,755	97,683
Telefonaktiebolaget LM Ericsson, B Shares	53,908	241,493
Trelleborg AB, B Shares	50,074	1,266,325
Volvo AB, A Shares	3,347	67,105
Volvo AB, B Shares	191,492	3,794,450
Volvo Car AB, B Shares *	12,641	43,600
		24,114,296

See financial notes
18
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Switzerland 5.1%
ABB Ltd.	32,154	1,080,301
Bachem Holding AG	742	53,901
Barry Callebaut AG	50	75,810
Belimo Holding AG	266	111,991
BKW AG	419	70,437
Chocoladefabriken Lindt & Spruengli AG	3	326,499
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	27	298,923
Cie Financiere Richemont SA, Class A	24,384	2,876,714
Clariant AG *	4,159	59,091
Dufry AG *	36,026	1,262,864
Emmi AG	34	32,103
EMS-Chemie Holding AG	210	143,653
Geberit AG	978	455,370
Georg Fischer AG	1,709	88,682
Holcim AG *	65,096	4,024,740
Kuehne & Nagel International AG	1,510	407,192
Landis+Gyr Group AG	15,086	1,119,259
Logitech International SA	4,130	325,078
Lonza Group AG	1,185	414,992
Nestle SA	74,965	8,084,130
Novartis AG	81,604	7,639,730
Partners Group Holding AG	1,374	1,454,879
Roche Holding AG	34,476	8,884,795
Roche Holding AG, Bearer Shares	723	197,026
Sandoz Group AG *	15,032	390,817
Schindler Holding AG	384	74,857
Schindler Holding AG, Participation Certificates	9,244	1,870,272
SGS SA	3,232	263,959
Sika AG	3,039	727,261
Sonova Holding AG	1,226	290,578
Swatch Group AG	1,484	71,871
Swatch Group AG, Bearer Shares	9,715	2,486,806
Swisscom AG	518	310,380
Tecan Group AG	210	60,438
UBS Group AG	40,638	954,848
VAT Group AG	739	262,064
		47,252,311

Taiwan 1.2%
Chroma ATE, Inc.	210,000	1,419,095
Gold Circuit Electronics Ltd.	403,000	2,205,151
Lotes Co. Ltd.	66,000	1,685,367
Poya International Co. Ltd.	94,940	1,459,461
Taiwan Semiconductor Manufacturing Co. Ltd.	30,495	2,632,023
Wiwynn Corp.	29,000	1,374,111
		10,775,208

United Kingdom 13.6%
3i Group PLC	59,098	1,393,388
Abcam PLC, ADR *	27,854	638,414
Admiral Group PLC	12,558	373,132
Airtel Africa PLC	23,954	32,987
Anglo American PLC	18,788	478,710
Ashtead Group PLC	43,297	2,483,188
AstraZeneca plc, ADR	70,937	4,485,347
AstraZeneca PLC	26,275	3,289,725
Auto Trader Group PLC	23,543	178,085
B&M European Value Retail SA	533,986	3,437,663
Barratt Developments PLC	24,499	123,553
Berkeley Group Holdings PLC	2,353	115,665
BP PLC	407,752	2,489,739
SECURITY	NUMBER OF SHARES	VALUE ($)
British American Tobacco PLC	97,841	2,922,746
BT Group PLC	91,666	125,897
Bunzl PLC	14,753	526,331
Burberry Group PLC	9,423	194,209
Centrica PLC	151,144	289,334
CNH Industrial NV	548,801	6,081,800
Coca-Cola HBC AG *	3,129	81,234
Compass Group PLC	100,456	2,532,632
ConvaTec Group PLC	717,373	1,780,482
CRH PLC	14,617	784,448
Croda International PLC	2,882	153,599
Darktrace PLC *	391,347	1,669,973
DCC PLC	44,764	2,486,820
Dechra Pharmaceuticals PLC	1,733	80,323
Diageo PLC	43,524	1,645,902
Diploma PLC	65,307	2,264,247
DS Smith PLC	30,195	104,730
Endeavour Mining PLC	4,044	83,436
Experian PLC	19,874	602,953
Ferguson PLC	3,495	524,962
Games Workshop Group PLC	16,347	1,965,439
Glencore PLC	1,017,196	5,387,908
Golar LNG Ltd.	37,439	839,757
Greggs PLC	52,335	1,507,570
GSK PLC	113,571	2,024,603
Haleon PLC	114,614	459,383
Halma PLC	5,491	123,484
Hargreaves Lansdown PLC	23,175	199,593
Hikma Pharmaceuticals PLC	2,541	58,874
Howden Joinery Group PLC	15,038	116,787
IMI PLC	4,155	74,204
Indivior PLC *	110,764	2,120,391
Informa PLC	157,697	1,366,361
InterContinental Hotels Group PLC	4,114	291,528
Intermediate Capital Group PLC	186,682	2,972,162
Intertek Group PLC	3,122	145,403
J Sainsbury PLC	37,348	116,855
JD Sports Fashion PLC	1,120,628	1,742,391
John Wood Group PLC *	141,752	245,483
Just Group PLC	603,868	554,882
Liberty Global PLC, Class A *	132,300	2,058,588
Liberty Global PLC, Class C *	119,938	2,034,149
Lloyds Banking Group PLC	15,030,610	7,315,379
Melrose Industries PLC	470,377	2,678,220
Mondi PLC	10,112	163,567
Next PLC	2,766	231,908
Ocado Group PLC *	304,375	1,727,363
Persimmon PLC	8,512	105,413
Prudential PLC	494,800	5,173,817
Reckitt Benckiser Group PLC	43,149	2,886,967
RELX PLC	39,771	1,389,109
Renishaw PLC	985	37,008
Rightmove PLC	24,399	140,700
Rio Tinto PLC	27,581	1,759,680
Rolls-Royce Holdings PLC *	133,465	351,310
RS Group PLC	10,590	87,393
Schroders PLC	865,041	3,895,326
Shell PLC	287,651	9,270,078
Smiths Group PLC	68,197	1,337,727
Smurfit Kappa Group PLC	6,564	214,279
Spectris PLC	10,958	414,069
SSE PLC	16,329	324,515
Tate & Lyle PLC	11,010	84,374
Taylor Wimpey PLC	93,358	126,093
TechnipFMC PLC	149,910	3,226,063
Tesco PLC	170,173	558,433
Unilever PLC	47,487	2,249,014
UNITE Group PLC	7,808	82,628
See financial notes
Schwab International Opportunities Fund | Annual Report
19

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
United Utilities Group PLC	9,959	128,805
Vodafone Group PLC	3,154,968	2,904,267
Weir Group PLC	121,102	2,515,357
Wise PLC, Class A *	17,665	143,576
WPP PLC	421,500	3,629,628
		126,013,515

United States 1.4%
ACADIA Pharmaceuticals, Inc. *	4,564	103,009
Broadcom, Inc.	2,178	1,832,504
Ginkgo Bioworks Holdings, Inc. *	180,171	246,834
Illumina, Inc. *	2,099	229,673
Insmed, Inc. *	15,916	398,855
Jazz Pharmaceuticals PLC *	16,040	2,037,401
Livent Corp. *	65,156	950,626
Moderna, Inc. *	29,086	2,209,373
NVIDIA Corp.	8,452	3,446,726
Sage Therapeutics, Inc. *	5,545	103,858
Tesla, Inc. *	7,085	1,422,951
		12,981,810
Total Common Stocks (Cost $842,622,110)		841,336,908

PREFERRED STOCKS 0.6% OF NET ASSETS

Germany 0.1%
Bayerische Motoren Werke AG	1,020	86,730
FUCHS SE	1,665	67,624
Henkel AG & Co. KGaA	2,820	203,421
		357,775

Republic of Korea 0.5%
Hyundai Motor Co.	334	24,665
Hyundai Motor Co. 2nd	506	37,592
Samsung Electronics Co. Ltd.	114,289	4,562,955
		4,625,212
Total Preferred Stocks (Cost $6,521,090)		4,982,987

WARRANTS 0.0% OF NET ASSETS

Canada 0.0%
Constellation Software, Inc.
expires 03/31/40 *(b)	344	1,722
Total Warrants (Cost $0)		1,722
SECURITY	NUMBER OF SHARES	VALUE ($)
INVESTMENT COMPANIES 4.4% OF NET ASSETS

United States 4.4%
iShares MSCI EAFE ETF	77,942	5,215,879
Schwab Emerging Markets Equity ETF (c)	1,524,985	35,333,880
		40,549,759
Total Investment Companies (Cost $50,551,165)		40,549,759

SHORT-TERM INVESTMENTS 3.5% OF NET ASSETS

Money Market Funds 3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (d)	32,619,487	32,619,487
Total Short-Term Investments (Cost $32,619,487)		32,619,487
Total Investments in Securities (Cost $932,313,852)		919,490,863

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 12/15/23	267	26,354,235	(1,386,590)

See financial notes
20
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SETTLEMENT DATE	COUNTERPARTY	CURRENCY TO BE RECEIVED	AMOUNT OF CURRENCY TO BE RECEIVED	CURRENCY TO BE DELIVERED	AMOUNT OF CURRENCY TO BE DELIVERED	UNREALIZED APPRECIATION (DEPRECIATION) ($)
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
12/14/23	HSBC Bank USA	AUD	7,144,000	USD	4,516,453	21,661
12/14/23	Morgan Stanley & Co.	CHF	2,748,000	USD	3,079,752	(44,777)
12/14/23	HSBC Bank USA	DKK	10,350,000	USD	1,468,160	2,533
12/14/23	Wells Fargo Bank NA	EUR	2,401,000	USD	2,542,995	2,262
12/14/23	HSBC Bank USA	EUR	7,356,000	USD	7,784,173	13,792
12/14/23	HSBC Bank USA	GBP	1,929,000	USD	2,338,844	6,476
12/14/23	Wells Fargo Bank NA	NOK	3,169,000	USD	283,636	401
12/14/23	Morgan Stanley & Co.	SEK	41,857,000	USD	3,808,564	(51,461)
12/14/23	Wells Fargo Bank NA	USD	1,983,713	AUD	3,127,000	(2,664)
12/14/23	Wells Fargo Bank NA	USD	849,479	CAD	1,178,000	(594)
12/14/23	Morgan Stanley & Co.	USD	5,264,664	CAD	7,219,000	55,264
12/14/23	HSBC Bank USA	USD	282,373	CHF	256,000	(362)
12/14/23	Barclays Bank PLC	USD	425,067	GBP	350,000	(471)
12/14/23	Morgan Stanley & Co.	USD	2,636,133	JPY	391,802,000	33,542
12/14/23	Morgan Stanley & Co.	USD	583,622	NOK	6,459,000	4,702
12/14/23	Wells Fargo Bank NA	USD	2,260,475	SEK	25,240,000	(5,079)
12/14/23	Morgan Stanley & Co.	USD	2,636,519	SGD	3,614,000	(7,966)
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts						27,259

*	Non-income producing security.
(a)	Security is traded on separate exchanges for the same issuer.
(b)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	Issuer is affiliated with the fund’s investment adviser.
(d)	The rate shown is the annualized 7-day yield.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
AUD —	Australian Dollar
CAD —	Canadian Dollar
CHF —	Swiss Franc
DKK —	Danish Krone
EUR —	Euro
GBP —	British Pound
JPY —	Japanese Yen
NOK —	Norwegian Krone
SEK —	Swedish Krona
SGD —	Singapore Dollar
USD —	U.S. Dollar
Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2023:
SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
INVESTMENT COMPANIES 3.8% OF NET ASSETS

United States 3.8%
Schwab Emerging Markets Equity ETF	$39,114,003	$—	($6,873,476 )	($1,515,424 )	$4,608,777	$35,333,880	1,524,985	$1,311,967

(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying fund.
See financial notes
Schwab International Opportunities Fund | Annual Report
21

Schwab International Opportunities Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$378,411,182	$—	$378,411,182
Austria	23,332	1,311,803	—	1,335,135
Belgium	59,254	3,531,337	—	3,590,591
Brazil	14,430,231	—	—	14,430,231
Canada	57,279,300	—	—	57,279,300
China	3,189,810	11,706,303	—	14,896,113
Finland	142,408	3,851,790	—	3,994,198
Greece	859,706	1,082,927	—	1,942,633
Guernsey	1,476,180	—	—	1,476,180
India	5,760,533	13,622,141	—	19,382,674
Indonesia	1,360,207	289,374	—	1,649,581
Ireland	3,776,324	3,838,536	—	7,614,860
Israel	10,443,538	2,545,912	—	12,989,450
Mexico	5,713,048	—	—	5,713,048
Netherlands	7,550,000	44,850,320	—	52,400,320
New Zealand	327,595	318,073	—	645,668
Norway	2,094,955	3,143,930	—	5,238,885
Panama	1,733,511	—	—	1,733,511
Republic of Korea	1,565,768	21,613,218	—	23,178,986
South Africa	3,586,998	258,879	—	3,845,877
Spain	36,242	8,415,103	—	8,451,345
Sweden	3,556,509	20,557,787	—	24,114,296
Switzerland	717,316	46,534,995	—	47,252,311
Taiwan	2,632,023	8,143,185	—	10,775,208
United Kingdom	19,363,004	106,650,511	—	126,013,515
United States	12,981,810	—	—	12,981,810
Preferred Stocks[1]	—	4,982,987	—	4,982,987
Warrants[1]
Canada	—	—	1,722	1,722
Investment Companies[1]	40,549,759	—	—	40,549,759
Short-Term Investments[1]	32,619,487	—	—	32,619,487
Forward Foreign Currency Exchange Contracts[2]	—	140,633	—	140,633
Liabilities
Forward Foreign Currency Exchange Contracts[2]	—	(113,374)	—	(113,374)
Futures Contracts[2]	(1,386,590)	—	—	(1,386,590)
Total	$232,442,258	$685,687,552	$1,722	$918,131,532

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts and forward foreign currency exchange contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
22
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $45,166,700)		$35,333,880
Investments in securities, at value - unaffiliated (cost $887,147,152)		884,156,983
Foreign currency, at value (cost $696,840)		695,420
Deposit with broker for futures contracts		4,561,920
Receivables:
Investments sold		2,744,991
Fund shares sold		1,507,548
Dividends		1,458,528
Foreign tax reclaims		918,608
Variation margin on future contracts		73,917
Unrealized appreciation on forward foreign currency exchange contracts		140,633
Prepaid expenses	+	14,928
Total assets		931,607,356

Liabilities
Payables:
Investments bought		1,981,065
Foreign capital gains tax		695,794
Investment adviser and administrator fees		490,513
IRS compliance fee for foreign withholding tax claims		345,663
Fund shares redeemed		147,957
Shareholder service fees		118,295
Unrealized depreciation on forward foreign currency exchange contracts		113,374
Accrued expenses	+	458,099
Total liabilities		4,350,760
Net assets		$927,256,596

Net Assets by Source
Capital received from investors		$1,018,180,666
Total distributable loss	+	(90,924,070)
Net assets		$927,256,596

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$927,256,596		53,003,108		$17.49

See financial notes
Schwab International Opportunities Fund | Annual Report
23

Schwab International Opportunities Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $2,170,996)		$25,791,190
Dividends received from securities - affiliated		1,311,967
IRS compliance fee for foreign withholding tax claims		(345,663)
Securities on loan, net	+	13,751
Total investment income		26,771,245

Expenses
Investment adviser and administrator fees		6,620,901
Shareholder service fees		1,565,645
Custodian fees		353,710
Portfolio accounting fees		140,991
Professional fees		73,343 [1]
Registration fees		42,760
Shareholder reports		40,918
Independent trustees’ fees		8,458
Transfer agent fees		4,017
Other expenses	+	92,130
Total expenses		8,942,873
Expense reduction	–	7,517 [1]
Net expenses	–	8,935,356
Net investment income		17,835,889

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(1,515,424)
Net realized losses on sales of securities - unaffiliated (net of foreign capital gains tax paid of $331,608)		(68,646,750)
Net realized gains on futures contracts		6,615,059
Net realized losses on foreign currency transactions	+	(71,968)
Net realized losses		(63,619,083)
Net change in unrealized appreciation (depreciation) on securities - affiliated		4,608,777
Net change in unrealized appreciation (depreciation) on securities - unaffiliated (net of change in foreign capital gains tax of ($130,905))		130,671,298
Net change in unrealized appreciation (depreciation) on futures contracts		(2,153,634)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts		27,259
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	71,632
Net change in unrealized appreciation (depreciation)	+	133,225,332
Net realized and unrealized gains		69,606,249
Increase in net assets resulting from operations		$87,442,138

[1]
Includes professional fees of $4,023 associated with the filing of foreign withholding tax claims in the European Union and $20,000 associated with preparing the filing of a closing agreement with the IRS, fees are deemed to be non-contingent and non-routine expenses of the fund (see financial notes 2(d) and 4 for additional information).

See financial notes
24
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$17,835,889	$15,132,183
Net realized gains (losses)		(63,619,083)	24,453,572
Net change in unrealized appreciation (depreciation)	+	133,225,332	(573,589,854)
Increase (decrease) in net assets resulting from operations		$87,442,138	($534,004,099 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($37,690,344 )	($214,877,749 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,756,655	$68,666,016	12,166,159	$258,391,714
Shares reinvested		1,624,978	30,354,599	7,035,847	170,408,203
Shares redeemed	+	(10,451,780)	(203,167,707)	(9,976,603)	(192,980,903)
Net transactions in fund shares		(5,070,147)	($104,147,092 )	9,225,403	$235,819,014

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		58,073,255	$981,651,894	48,847,852	$1,494,714,728
Total increase (decrease)	+	(5,070,147)	(54,395,298)	9,225,403	(513,062,834)
End of period		53,003,108	$927,256,596	58,073,255	$981,651,894
See financial notes
Schwab International Opportunities Fund | Annual Report
25

Schwab International Opportunities Fund
Financial Notes

1. Business Structure of the Fund:
Schwab International Opportunities Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST
Schwab International Opportunities Fund	Schwab Target 2045 Fund
Schwab S&P 500 Index Fund	Schwab Target 2050 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2055 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2065 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Health Care Fund	Schwab Target 2040 Index Fund
Schwab International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund – Target Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund – Flexible Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund – Income Payout
The fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund.  Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
26
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
• Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of the fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark.
• Futures contracts and forward foreign currency exchange contracts (forwards): Futures contracts are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.
• Mutual funds: Mutual funds are valued at their respective NAVs.
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
Schwab International Opportunities Fund | Annual Report
27

Schwab International Opportunities Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, ETFs and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held, which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of the fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of October 31, 2023, are disclosed in the fund’s Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Forward Foreign Currency Exchange Contracts (forwards): Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.
Securities Lending: Under the trust’s Securities Lending Program, the fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides the fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. The fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities  lending agreement allow the fund or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement.  Securities lending income, as disclosed in the fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and
28
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers.  Any expenses charged by the cash collateral fund are in addition to these fees.  All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of October 31, 2023, the fund had no securities on loan.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that  meet the Internal Revenue Code definition of a Passive Foreign Investment Company (PFIC). The fund may elect for tax purposes  to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as  ordinary income to shareholders any such marked-to- market gains (as well as any gains realized on sale).
Central Securities Depositories Regulation: The Central Securities Depositories Regulation (CSDR) introduced measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails.  These cash penalties are included in net realized gains (losses) on sales of securities in the fund’s Statement of Operations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the fund’s Statement of Operations, if any. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments ,if any.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
The fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. The professional fees related to European Union foreign withholding tax claims are non-contingent and non-routine fees which are subject to repayment to the investment adviser (see financial note 4 for additional information).
For U.S. income tax purposes, European Union reclaims received reduce the amounts of foreign taxes that the fund passes through to its shareholders. If European Union reclaims received exceed foreign withholding taxes paid, the fund will evaluate the requirements for entering into a closing agreement with the Internal Revenue Service (IRS) to address any prior years’ U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the fund paying an IRS compliance fee, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by fund shareholders on their tax returns in prior years. During the period ended October 31, 2023, it was determined that the fund is expected to seek a closing agreement with the IRS.
The fund will pay a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by fund shareholders on their tax returns in prior years. The fund has recorded contra income for the estimated IRS compliance fee for foreign withholding tax claims and a liability for professional fees associated with the filing of the closing agreement with the IRS, which is disclosed in the fund’s Statement of Operations and Statement of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material. There were professional fees related to the preparation of the closing agreement to be filed with the IRS, those fees are non-routine expenses and are paid by the fund and not the adviser, during the period ended October 31, 2023, those fees were $20,000, as shown as Professional fees in the fund’s Statement of Operations.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the fund’s Statement of Operations. Foreign taxes accrued as of October 31, 2023, if any, are reflected in the fund’s Statement of Assets and Liabilities.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(k) Regulatory Update:
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. Schwab Asset Management may attempt to reduce the impact of the performance of any given investment style by allocating to investment managers who invest in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
The portion of the fund that is invested in accordance with a particular index follows the securities included in that index during upturns as well as downturns. The fund does not take steps to reduce market exposure or to lessen the effects of a declining market with respect to this portion. In addition, because of the fund’s expenses, the fund’s performance with respect to this portion may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Multi-Manager Risk. Schwab Asset Management and each investment manager makes investment decisions independently, and it is possible that the investment styles of Schwab Asset Management and the investment managers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.
Management Risk. The portion of the fund that is actively managed is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
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Financial Notes (continued)

3. Risk Factors (continued):
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged, resulting in the dollar value of the fund’s investment being adversely affected. Foreign securities may also include investments in variable interest entities (VIEs) structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that prohibit non-Chinese ownership of those companies. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.
Sampling Index Tracking Risk. The portion of the fund that is invested in accordance with a particular index may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that Schwab Asset Management’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because Schwab Asset Management utilizes a sampling approach the portion of the fund it manages may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial
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Financial Notes (continued)

3. Risk Factors (continued):
amount invested. The use of derivatives, that are subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between the investment adviser and the trust. The fund’s subadvisers also provide day-to-day portfolio management services to the fund, subject to the supervision of the investment adviser.
For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee, payable monthly, equal to 0.63% of the fund’s average daily net assets. The investment adviser (not the fund) pays a portion of the advisory fees it receives to the subadvisers in return for their portfolio management services.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of the investment adviser, (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.20%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, the investment adviser and its affiliates have made an additional agreement with the fund, for so long as the investment adviser serves as the investment adviser to the fund, in which the agreement may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged (including acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds), excluding interest, taxes and certain non-routine expenses to 0.86%.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund in this report that are owned by other funds in the Fund Complex as of October 31, 2023, as applicable:
Schwab Balanced Fund	5.9%
Schwab Target 2010 Fund	0.2%
Schwab Target 2015 Fund	0.3%
Schwab Target 2020 Fund	1.8%
Schwab Target 2025 Fund	3.2%
Schwab Target 2030 Fund	8.1%
Schwab Target 2035 Fund	5.4%
Schwab Target 2040 Fund	11.6%
Schwab Target 2045 Fund	3.1%
Schwab Target 2050 Fund	3.3%
Schwab Target 2055 Fund	2.3%
Schwab Target 2060 Fund	0.8%
Schwab Target 2065 Fund	0.2%
Investments in Affiliates
The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2023, the fund’s ownership percentage of other related fund’s shares is as follows:
Schwab Emerging Markets Equity ETF	0.5%
Other Affiliated Transactions
The professional fees related to European Union foreign withholding tax claims discussed in financial note 2(d) are non-contingent and non-routine fees. The investment adviser agreed to pay these professional fees, on behalf of the fund, subject to reimbursement by the fund to the extent the fund is able to successfully recover taxes withheld in the future.
During the period ended October 31, 2023, the professional fees related to the filing of foreign withholding claims incurred by the fund and paid by the investment adviser were $4,023, as shown as Professional fees in the fund’s Statement of Operations.
During the period ended October 31, 2023, the fund recovered previously withheld foreign taxes from Sweden and France. The payments received by the fund amounted to $2,343,033, which includes $85,081 of interest income, and is recorded as Dividends received from securities — unaffiliated in the fund’s Statement of Operations. The investment adviser paid upfront professional fees associated with recovering these foreign taxes in the amount of $3,884, which has been reimbursed to the investment adviser by the fund and is recorded as Dividends received from securities  - unaffiliated in the fund’s Statement of Operations.
As of October 31, 2023, the balance of professional fees related to foreign withholding tax claims subject to future reimbursement by the fund to the investment adviser was $1,679.
No other amounts for additional foreign withholding tax claims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Transactions
The fund’s investment adviser or subadvisers may engage in transactions with certain other funds they manage in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When a fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, subadviser, trustees and/or officers. For the period ended October 31, 2023, the fund’s purchases and sales of securities with other funds managed by the investment adviser or subadvisers was $35,089,878 and $40,088,300 respectively, and includes realized losses of $4,895,269.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund did not pay any of these interested persons for their services as trustees, but did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $1 billion line of credit (the Syndicated Credit Facility), which matured on September 28, 2023. On September 28, 2023, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility) with State Street Bank and Trust Company, which matured on September 28, 2023. On September 28, 2023, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount the fund borrows. There were no borrowings by the fund from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed in the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2023, purchases and sales of securities (excluding short-term obligations) were as follows:
PURCHASES OF SECURITIES	SALES OF SECURITIES
$633,164,553	$760,931,346

8. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at October 31, 2023, if any, are presented in the fund’s Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in the Statement of Operations, if any. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2023, the month-end average notional amounts of futures contracts held by the fund and the month-end average number of contracts held were $23,967,260 and 234, respectively.
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Financial Notes (continued)

8. Derivatives (continued):
The fund invested in forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates and to hedge exposure to certain currencies. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period ended October 31, 2023, the month-end average forward foreign currency notional amount and the month-end average unrealized appreciation were $3,288,048 and $2,097, respectively.
As of October 31, 2023, the derivatives contracts held by the fund, categorized by primary risk exposure, were:
ASSET DERIVATIVES	FAIR VALUE
Equity Index Futures Contracts[1]	$—
Forward Foreign Currency Exchange Contracts[2]	140,633
LIABILITY DERIVATIVES	FAIR VALUE
Equity Index Futures Contracts[3]	($1,386,590 )
Forward Foreign Currency Exchange Contracts[4]	(113,374)

[1]
Includes cumulative unrealized appreciation of futures contracts as reported in the Portfolio Holdings. Only current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities.

[2]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[3]
Includes cumulative unrealized depreciation of futures contracts as reported in the Portfolio Holdings. Only current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities.

[4]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
The effects of the derivatives held by the fund in the Statement of Operations for the period ended October 31, 2023 were:
Equity Index Futures Contracts
Realized gains[1]	$6,615,059
Net change in unrealized appreciation (depreciation)[2]	(2,153,634)
Forward Foreign Currency Exchange Contracts
Realized gains[1]	—
Net change in unrealized appreciation (depreciation)[2]	27,259

[1]	Statement of Operations location: Net realized gains on futures contracts and net realized gains on forward foreign currency exchange contracts.
[2]
Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts and net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The fund’s forwards are entered into pursuant to International Swaps and Derivatives Association, Inc. (ISDA) agreements which govern certain terms of derivative transactions. ISDA agreements typically contain, among other things, master netting provisions in the event of a default or other termination event. Master netting provisions allow the fund and the counterparty, in the event of a default or other termination event, to offset payable and receivable amounts for each party related to derivative contracts to one net amount payable by either the fund or the counterparty. The fund’s forwards, which are reported gross in the Statement of Assets and Liabilities, are presented in the table below. The following table presents the fund’s forwards, net of amounts available for offset under a master netting agreement and net of any related collateral received by the fund for assets and pledged by the fund for liabilities as of October 31, 2023.
COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	NET AMOUNT(a)
HSBC Bank USA	$44,462	($362 )	$—	$44,100
Morgan Stanley & Co.	93,508	(93,508)	—	—
Wells Fargo Bank NA	2,663	(2,663)	—	—
Total	$140,633	($96,533 )	$—	$44,100

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Financial Notes (continued)

8. Derivatives (continued):
COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	NET AMOUNT(a)
HSBC Bank USA	($362 )	$362	$—	$—
Morgan Stanley & Co.	(104,204)	93,508	—	(10,696)
Barclays Bank PLC	(471)	—	—	(471)
Wells Fargo Bank NA	(8,337)	2,663	—	(5,674)
Total	($113,374 )	$96,533	$—	($16,841 )

(a)	Represents the net amount due from/due to the counterparty in the event of default.

9. Federal Income Taxes:
As of October 31, 2023, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
$950,230,947	$96,683,206	($128,782,621 )	($32,099,415 )

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
UNDISTRIBUTED ORDINARY INCOME	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
$17,259,529	($32,099,415 )	($724,549 )	($75,359,635 )	($90,924,070 )
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation or depreciation on futures contracts, and the realization for tax purposes of unrealized appreciation on investments in PFICs. The tax cost of the fund’s investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2023, the fund had capital loss carryforwards of $75,359,635.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
$11,433,730	$26,256,614	$57,006,279	$157,871,470
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
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37

Schwab International Opportunities Fund
Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements.  The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the fund’s Statement of Operations.  During the fiscal year ended October 31, 2023, the fund did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Schwab International Opportunities Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab International Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of the Schwab International Opportunities Fund (the “Fund”), one of the funds constituting Schwab Capital Trust, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 15, 2023
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Schwab International Opportunities Fund
Other Federal Tax Information (unaudited)

The fund may elect to pass through, under section 853(a) of the Internal Revenue Code, the foreign tax credit of $0 to its shareholders for the fiscal year ended October 31, 2023. The respective foreign source income on the fund is $26,056,612.
For the fiscal year ended October 31, 2023, the fund designates $11,432,583 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $26,256,614 as long-term capital gain dividends for the fiscal year ended October 31, 2023.
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Schwab International Opportunities Fund
Liquidity Risk Management Program  (unaudited)

The fund has adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated the fund’s investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The fund’s Board reviewed a report at its meeting held on September 19, 2023 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2022, through May 31, 2023, which included individual fund liquidity metrics. The report summarized the operation of the program and the information and factors considered by the investment adviser in assessing whether the program has been adequately and effectively implemented with respect to a fund. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing the fund’s liquidity risk.
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41

Schwab International Opportunities Fund
Approval of Renewal of Investment Advisory and Sub-Advisory Agreements and New Sub-Advisory Agreement

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the initial approval and/or continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party thereto (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
Approval of Renewal of Investment Advisory Agreement and Sub-Advisory Agreement
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab International Opportunities Fund (the Fund), and the individual sub-advisory agreements between the investment adviser and American Century Investment Management, Inc., Baillie Gifford Overseas Limited (Baillie Gifford), Harris Associates L.P. (Harris), and Mondrian Investment Partners Limited (Mondrian) relating to the Fund (each, a Sub-Adviser and collectively, the Sub-Advisers). Such investment advisory and administration agreement and sub-advisory agreements are collectively referred to herein as the Agreements. The Trustees also review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser and the Sub-Advisers, including information about their affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser and the investment adviser sends an information request letter to each of the Sub-Advisers seeking certain relevant information. The responses by the investment adviser and the Sub-Advisers are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management. The Board also discusses with the investment adviser the Fund’s operations and the investment adviser’s ability, consistent with the “manager of managers” structure of the Fund, to (i) identify and recommend to the Trustees sub-advisers for the Fund, (ii) monitor and oversee the performance and investment capabilities of each Sub-Adviser, and (iii) recommend the termination and/or replacement of a Sub-Adviser when appropriate.
The Board, including a majority of the Independent Trustees, considered information relating specifically to the continuance of the Agreements with respect to the Fund at meetings held on April 27, 2023 and June 7, 2023, and approved the renewal of the Agreements with respect to the Fund for an additional one-year term at the meeting on June 7, 2023 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreements with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.
the nature, extent and quality of the services provided to the Fund under the Agreements, including the resources of the investment adviser and its affiliates, and the Sub-Advisers, dedicated to the Fund;
2.
the Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.
the Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.
the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates, as well as the profitability of the Sub-Advisers; and
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Schwab International Opportunities Fund
5.
the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided to the Fund and the resources of the investment adviser and its affiliates and the Sub-Advisers dedicated to the Fund. In this regard, the Trustees evaluated, among other things, the investment adviser’s and the Sub-Advisers’ experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser and the Sub-Advisers relating to the services and support provided with respect to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm as well as the wide range of products, services and account features that benefit Funds shareholders who are brokerage clients of Schwab. The Board also considered the nature, extent and quality of the sub-advisory services provided by the Sub-Advisers to the Fund and the resources each dedicates to the Fund. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser and the Sub-Advisers to the Fund and the resources of the investment adviser, its affiliates, and the Sub-Advisers dedicated to the Fund supported renewal of the Agreements with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreements with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and an applicable benchmark index, in light of total return and the market environment, as well as in consideration of the Fund’s investment style and strategy. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In addition, the Trustees considered whether irrespective of relative performance, each Sub-Adviser’s absolute performance was consistent with expectations for such Sub-Adviser’s unique investment methodology. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser and Sub-Adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreements with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and the Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Fund and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of the investment adviser’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of the Fund from exceeding a specified cap. The Trustees also considered the investment adviser’s contractual commitment to limit the total annual operating expenses of the Fund for so long as the investment adviser serves as the adviser to the Fund. The Trustees also considered fees charged by the investment adviser and the Sub-Advisers to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. The Trustees reviewed the profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain costs across the Fund and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Fund, such as whether, by virtue of its management of the Fund, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreements and other service agreements were reasonable in light of the quality of all
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Schwab International Opportunities Fund
services rendered to the Fund by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Fund.
In addition, the Trustees also considered the compensation received by each Sub-Adviser, directly or indirectly. The Trustees also considered any other benefits derived by each Sub-Adviser from its relationship with the Fund, such as whether, by virtue of its management of the Fund, such Sub-Adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to each Sub-Adviser, the Trustees considered whether the compensation and profitability under the applicable Agreement were reasonable and justified in light of the quality of all services rendered to the Fund by such Sub-Adviser, and its affiliates. The Board also considered the profitability of each Sub-Adviser with respect to the sub-advisory services it provides to the Fund, although, when doing so, the Board took into account the fact that the Sub-Advisers are compensated by the investment adviser, and not by the Fund directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and the investment adviser. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser and the Sub-Advisers is reasonable and supported renewal of the Agreements with respect to the Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, and although the Fund does not have breakpoints in its advisory fees, the Trustees considered the potential existence of any economies of scale and whether those are passed along to the Fund’s shareholders through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by the investment adviser in the investment adviser’s infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by the investment adviser and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing the Fund to scale and keeping overall expenses down as the Fund grows. The Trustees acknowledged that, the investment adviser has invested in its infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Fund continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates employ contractual expense caps to protect shareholders from higher fees, including, for example, when fund assets are relatively small. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Fund and concluded that the compensation under the Agreements with respect to the Fund is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.
Approval of New Sub-Advisory Agreement
At a meeting of the Board held on September 20 2023, the investment adviser recommended, and the Trustees, including a majority of the Independent Trustees, approved (i) the termination of the sub-advisory agreement between the investment adviser and Mondrian, pursuant to which Mondrian served as sub-adviser to the Fund; and (ii) a new investment sub-advisory agreement between the investment adviser and Columbia Management Investment Advisers, LLC (Columbia) (New Sub-Advisory Agreement), pursuant to which Columbia was appointed as a sub-adviser to the Fund, each to take effect on September 26, 2023.
The Board was provided with materials related to Columbia in advance of the meeting. The materials and related discussions included, but were not limited to, the following information about Columbia: (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) compliance systems; (f) policies on, and compliance procedures for, personal securities transactions; (g) reputation, expertise and resources; and (h) performance with respect to similar accounts managed by Columbia. In addition, the Board was provided with information about the level of the sub- advisory fees to be paid to Columbia, and comparable fees paid to Columbia for managing similar accounts. In considering the proposed New Sub-Advisory Agreement, the Independent Trustees received advice from independent legal counsel to the Independent Trustees.
In its consideration of the approval of the New Sub-Advisory Agreement, the Board considered a variety of factors, including:
1.
the nature, extent and quality of the services to be provided
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Schwab International Opportunities Fund
to the Fund under the New Sub-Advisory Agreement and, including the resources Columbia to be dedicated to the Fund;
2.
Columbia’s investment performance in providing advisory or sub-advisory services with respect to similar accounts;
3.
the Fund’s expenses and how those expenses would be impacted by the engagement of Columbia as sub-adviser;
4.
the profitability of the investment adviser and its affiliates, including Schwab, with respect to the Fund in light of the sub-advisory fees proposed to be paid to Columbia, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.
the extent to which economies of scale may be realized as the Fund grows and whether fee levels in the New Sub-Advisory Agreement reflect the economies of scale.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the sub-advisory services to be provided by Columbia to the Fund and the resources Columbia will dedicate to the Fund. In this regard, the Trustees considered the information provided by Columbia with respect to its history, reputation, expertise, qualifications of its personnel, and experience in managing the type of strategies for which Columbia was being engaged. The Board also considered reports regarding the search process undertaken by the investment adviser that led to the identification of Columbia by the investment adviser as a well-qualified sub-adviser to the Fund with an investment style consistent with the Fund’s investment objective, strategies and characteristics. The Trustees also considered the evaluation by the Fund’s Chief Compliance Officer of Columbia’s compliance program. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by Columbia to the Fund and the resources of Columbia to be dedicated to the Fund supported approval of the New Sub-Advisory Agreement.
Investment Performance. The Board considered Columbia’s investment performance in determining whether to approve the New Sub-Advisory Agreement. Specifically, the Trustees considered Columbia’s relative performance in providing investment advisory services to similar accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the investment performance of Columbia supported approval of the New Sub-Advisory Agreement.
Fund Expenses. When considering the fees to be paid to Columbia, the Trustees took into account the fact that Columbia will be compensated by the investment adviser, and not by the Fund, and that the fees paid to Columbia would not impact the fees paid by the Fund to the investment adviser. The Trustees also considered fees charged by Columbia to comparable sub-advised accounts. The Board considered the investment adviser’s statements that the fees to be paid to Columbia are reasonable in light of the anticipated quality of services to be provided by Columbia. Following such evaluation, the Board concluded, within the context of its full deliberations, that the fees to be paid to Columbia are reasonable and supported approval of the New Sub-Advisory Agreement.
Profitability. With respect to the profitability of the investment adviser, the Trustees considered projected profitability to the investment adviser before and after the appointment of Columbia as a new sub-adviser. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the expected profitability the investment adviser supported approval of the New Sub-Advisory Agreement. The Trustees took into account the fact that Columbia will be compensated by the investment adviser, and not by the Fund directly, and that the compensation paid to Columbia reflects an arms-length negotiation between the investment adviser and Columbia.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to the Fund’s shareholders through graduated investment advisory and sub-advisory fee schedules or other means, including any fee waivers by the investment adviser and its affiliates. In connection with its evaluation, the Board took into account the fact that the existing contractual investment advisory and proposed sub-advisory fee schedules relating to the Fund include lower fees at higher graduated asset levels and that the investment adviser had contractually agreed to waive investment advisory and other fees to prevent total Fund expenses from exceeding a specified cap. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement for an initial two-year term and concluded that the compensation under the Sub-Advisory Agreement is fair and reasonable in light of such services, and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.
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45

Schwab International Opportunities Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 106 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	106	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	106	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	106	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	106	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	106	None
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Schwab International Opportunities Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	106	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	106	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)
Co-Chairman of the Board (July 2022 – present), Director and Chief
Executive Officer (Oct. 2008 – present) and President
(Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and
Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director
(May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Co-Chairman of the
Board (July 2022 – present) and Director (Apr. 2006 – present), Charles
Schwab Bank, SSB; Co-Chairman of the Board (July 2022 – present) and
Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB;
Co-Chairman of the Board (July 2022 – present) and Director
(July 2019 – present), Charles Schwab Trust Bank; Director
(May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and
President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Manager
(Sept. 2023 – present), TD Ameritrade Holding LLC; Director
(Oct. 2020 – Aug. 2023), TD Ameritrade Holding Corporation; Director
(July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.
		106	Director (2008 – present), The Charles Schwab Corporation
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)
President (Oct. 2021 – present) and Executive Vice President – Schwab
Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles
Schwab Corporation; President, Director (Oct. 2021 – present), Executive
Vice President – Schwab Asset Management Solutions
(July 2019 – Oct. 2021) and Senior Vice President – Advisory
(May 2016 – July 2019), Charles Schwab & Co., Inc.; President
(Nov. 2021 – present), Schwab Holdings, Inc.; Director
(Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive
Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment
Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and
President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive
Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.
		106	None

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Schwab International Opportunities Fund
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment
Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Chief Executive Officer (Jan. 2022 – present), President (Oct. 2023 – present), (Chief
Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and
President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive
Officer (Sept. 2023 – present), President (Oct. 2023 – present), Chief Investment Officer
(June 2011 – present) and Vice President (June 2011 – Sept. 2023), Schwab Funds, Laudus
Trust and Schwab ETFs.

Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2013)

Chief Operating Officer (Dec. 2020 – present) and Treasurer and Chief Financial Officer
(Jan. 2016 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial
Officer (Mar. 2020 – present), Chief Operating Officer (Oct. 2023 – present), Managing
Director (Mar. 2023 – present) and Vice President (Oct. 2013 – Mar. 2023), Charles Schwab
Investment Management, Inc.

Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2023)

Treasurer and Chief Financial Officer (Jan. 2023 – present) and Assistant Treasurer
(Dec. 2015 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Vice President (Mar. 2022 – Mar. 2023) and Director
(Oct. 2015 – Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director
(May 2022 – present) and Vice President (Apr. 2022 – May 2022), Charles Schwab & Co., Inc.

Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2018)

Chief Investment Officer (Oct. 2023 – present) and Vice President (Feb. 2018 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023 – present),
Chief Investment Officer (Oct. 2023 – present), and Senior Vice President
(Oct. 2012 – Mar. 2023), Charles Schwab Investment Management, Inc.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2021)

Managing Director (Mar. 2023 – present), Senior Vice President (Jan. 2020 – Mar. 2023) and
Chief Investment Officer (Jan. 2020 – present) Charles Schwab Investment
Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment
Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment
Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018),
ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and
Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios and Laudus Trust since 2005; Schwab Strategic
Trust since 2009)

Chief Legal Officer (Mar. 2022 – present), Managing Director (Mar. 2023 – present) and Vice
President (Sept. 2005 – Mar. 2023), Charles Schwab Investment Management, Inc.;
Managing Director (May 2022 – present) and Vice President (Aug. 2005 – May 2022), Charles
Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk
(Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present),
Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021),
Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and
Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.

1
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
2
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
3
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
48
Schwab International Opportunities Fund | Annual Report

Schwab International Opportunities Fund
Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization See “market cap.”
capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net) A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock A share of ownership, or equity, in the issuing company.
total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield The income paid out by an investment, expressed as a percentage of the investment’s market value.
Schwab International Opportunities Fund | Annual Report
49

Notes

Notes

Schwab International Opportunities Fund
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2023 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
¹
State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²
You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares if the Fund’s Board determines that the fee is in the best interests of the Fund. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13812-26
00293086

Annual Report | October 31, 2023
Schwab Active Equity Funds

Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund

This page is intentionally left blank.

Schwab Active Equity Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.
Schwab Active Equity Funds | Annual Report
1

Schwab Active Equity Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2023
Schwab Core Equity Fund (Ticker Symbol: SWANX)	9.99%
S&P 500® Index	10.14%
Fund Category: Morningstar Large Blend[1]	7.62%
Performance Details	pages 7-9

Schwab Dividend Equity Fund[2] (Ticker Symbol: SWDSX)	-1.74%
Russell 1000® Value Index	0.13%
Fund Category: Morningstar Large Value[1]	0.68%
Performance Details	pages 10-12

Schwab Large-Cap Growth Fund (Ticker Symbol: SWLSX)	19.37%
Russell 1000® Growth Index	18.95%
Fund Category: Morningstar Large Growth[1]	14.19%
Performance Details	pages 13-15

Schwab Small-Cap Equity Fund (Ticker Symbol: SWSCX)	-3.68%
Russell 2000® Index	-8.56%
Fund Category: Morningstar Small Blend[1]	-4.86%
Performance Details	pages 16-18

Schwab Health Care Fund[2] (Ticker Symbol: SWHFX)	-4.04%
Dow Jones Global Health Care Index	-2.01%
Fund Category: Morningstar Health[1]	-11.04%
Performance Details	pages 19-21

Schwab International Core Equity Fund[2] (Ticker Symbol: SICNX)	16.74%
MSCI EAFE® Index (Net)[3]	14.40%
Fund Category: Morningstar Foreign Large Blend[1]	13.03%
Performance Details	pages 22-24
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
1
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
2
The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
3
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
2
Schwab Active Equity Funds | Annual Report

Schwab Active Equity Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 10.14%. U.S. large-cap stocks outperformed U.S. small-cap stocks, with the Russell 1000® Index and the Russell 2000® Index returning 9.48% and -8.56%, respectively. Among U.S. large-cap stocks, growth stocks outperformed value stocks, with the Russell 1000® Growth Index and the Russell 1000® Value Index returning 18.95% and 0.13%, respectively. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 14.40% for the reporting period.
Economies around the world grew out of sync as they wrestled with record levels of government debt, rising geopolitical tensions, and weak productivity gains that stifled economic growth. The U.S. economy continued to show unexpected resiliency. Surprisingly robust job growth and strong consumer spending helped propel U.S. gross domestic product (GDP) to a 5.2% annualized growth rate for the third quarter of 2023, up from roughly 2% over the prior three quarters. Inflation remained above the Fed’s historical 2% target over the reporting period but declined between November 2022 and June 2023 as rents and wage growth eased, profit margins declined, and monetary policy remained restrictive before ticking up slightly in July 2023 through September 2023. The unemployment rate remained low throughout the period despite inflationary pressures but did rise slightly in August and October. An
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2023

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab Active Equity Funds | Annual Report
3

Schwab Active Equity Funds
The Investment Environment (continued)

increase in the labor force participation rate (the proportion of working-age Americans who have a job or are looking for one) in August and strike activity in October were large contributors to the increase in unemployment in the last three months of the reporting period.
Oil prices were volatile, ranging from a high of $92 per barrel at the beginning of the reporting period to a low of $66 and ending the period at just over $80 per barrel. Eurozone GDP growth contracted slightly in the fourth quarter of 2022 driven by manufacturing pressures and headwinds related to oil and commodity prices, was flat for the first quarter of 2023, expanded slightly for the second quarter of 2023 bolstered by a moderation in inflationary pressures, and contracted slightly for the third quarter of 2023 as financing conditions remained tight. The United Kingdom posted small gains in GDP growth throughout the reporting period, with household consumption expenditures and manufacturing output among key growth drivers. In Japan, following flat GDP growth in the fourth quarter of 2022, GDP rose for the first two quarters of 2023, primarily on rising exports and falling imports. Among emerging markets, China’s GDP grew throughout the reporting period as the government’s various policies seeking to help the economy have offset the impact of a prolonged property crisis and weak trade. India’s GDP grew in the fourth quarter of 2022 and the first two quarters of 2023, driven primarily by robust performance of the services sector along with strong consumer demand and increased government spending.
In its efforts to lower inflation, the Fed raised interest rates six times during the reporting period, increasing the federal funds rate from a range of 3.00% to 3.25% to a range of 5.25% to 5.50%. At its meetings in June, September, and October, the Fed maintained the then current rates, citing robust economic activity, strong—though moderating—job gains, and low unemployment while acknowledging tighter financial and credit conditions for households and businesses. The Fed also maintained its program to reduce the assets held on its balance sheet, though its balance sheet temporarily spiked in March 2023 when the Fed supported banks after the failure of three U.S. regional banks. Despite the spike, balance sheet assets declined over the reporting period. Central banks outside the United States also battled with persistently high, albeit waning, inflation. After raising rates eight times during the reporting period, the European Central Bank held its rate steady at its October meeting as inflation and pricing pressures finally showed signs of easing. Similarly, the Bank of England maintained its key official bank rate at its September meeting, after seven rate hikes during the reporting period, leaving borrowing costs at a 15-year high. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, despite inflationary pressures but relaxed its yield control policy.
4
Schwab Active Equity Funds | Annual Report

Schwab Active Equity Funds
Fund Management

Bill McMahon, CFA, Managing Director and Chief Investment Officer of Active Equity Strategies for Schwab
Asset Management, is responsible for investment management, research, and portfolio construction for
Schwab Asset Management’s active equity strategies and solutions. He is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund, Schwab Core Equity Fund, and Schwab Dividend
Equity Fund. Mr. McMahon has more than 20 years of experience in the financial services industry. Prior to his current role, Mr. McMahon was an SVP in Charles Schwab Investment Advisory, Inc. (CSIA), serving as CIO and as a member of the portfolio management team for the ThomasPartners Strategies. Mr. McMahon co-founded
ThomasPartners, Inc. in 2001 and served as partner of the firm until its acquisition by the Charles Schwab
Corporation in 2012 and subsequent merger with CSIA in 2018. Mr. McMahon began his career at State Street
Corporation, with the latter half of his tenure with State Street Global Advisors.

Iain Clayton, CFA, FRM, Senior Portfolio Manager and Head of Quantitative Portfolio Management for Schwab
Asset Management, is responsible for the day-to-day co-management of the Schwab Core Equity Fund,
Schwab International Core Equity Fund, Schwab Small-Cap Equity Fund, and Schwab Health Care Fund. Mr.
Clayton also leads Schwab Asset Management’s quantitative investment management team. Prior to joining
Schwab in 2013, Mr. Clayton spent more than five years at SSI Investment Management where he was a portfolio manager and the director of quantitative research. In these roles, Mr. Clayton co-managed multiple investment strategies and developed quantitative models and valuation approaches. From 2004 to 2008, he worked as a portfolio manager and director at RCM Capital Management (now known as Allianz Global
Investors) and helped manage various equity portfolios and developed fundamental-based stock selection models. Prior to that, he was a vice president at Eureka Investment Advisors for almost three years and also served as a senior quantitative analyst and assistant portfolio manager. He has also worked as a quantitative research analyst at RCM Capital Management.

Brian Hillburn, CFA, Senior Portfolio Manager and the Director of Fundamental Research for Schwab Asset
Management, is responsible for the day-to-day co-management of the Schwab Core Equity Fund. Mr. Hillburn also provides fundamental equity research coverage for the ThomasPartners Strategies and the Schwab
Active Equity Funds. Previously, Mr. Hillburn was a senior equity research analyst for the ThomasPartners
Strategies at Schwab Asset Management. Prior to joining the ThomasPartners Strategies, Mr. Hillburn was an equity analyst at Rockland Trust, and earlier positions include equity research analysis roles on mutual fund teams at Wells Capital and Morgan Stanley Investment Management.

Wei Li, Ph.D., CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab International Core Equity Fund, Schwab Dividend Equity Fund, Schwab
Small-Cap Equity Fund, and Schwab Health Care Fund. Prior to joining Schwab in 2012, Ms. Li spent more than 10 years at Barclays Global Investors (now known as BlackRock) where she held a number of positions.
From 2001 to 2009, she worked in various roles in the global advanced active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Gretchen Novak, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund. Ms. Novak also provides fundamental equity research coverage of certain industry sectors for the ThomasPartners Strategies and the Schwab Active
Equity Funds. Previously, Ms. Novak was a director and senior equity research analyst for the ThomasPartners
Strategies at Schwab Asset Management. Prior to joining the ThomasPartners Strategies, Ms. Novak was a senior portfolio manager at Mazama Capital Management, Inc., where she oversaw the equity research and portfolio management of the firm’s consumer discretionary and staples sectors. Prior to Mazama Capital, Ms.
Novak was an equity analyst at Cramer Rosenthal McGlynn, LLC.

Jim Serhant, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Dividend Equity Fund and the ThomasPartners Balanced Strategies. Mr.
Serhant also provides fundamental equity research coverage of certain industry sectors for the
ThomasPartners Strategies and the Schwab Active Equity Funds. Prior to joining Schwab in 2016, Mr. Serhant was an executive vice president at Hartford Investment Management where he was the head of high yield and a senior portfolio manager, overseeing the credit research and portfolio management of the firm’s high yield strategies. Previously, he was a fixed income analyst at Delaware Investments and JP Morgan.

Schwab Active Equity Funds | Annual Report
5

Schwab Active Equity Funds
Fund Management (continued)

Holly Emerson, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund and Schwab Small-Cap Equity Fund.
Prior to joining Schwab in 2014, Ms. Emerson spent nearly 10 years at Algert Coldiron Investors LLC (now known as Algert Global), a quantitative market-neutral hedge fund manager. She held a number of positions at
Algert, including assistant portfolio manager and director of operations. In her various roles, she acted as the lead portfolio manager for the Canadian fund, conducted macroeconomic research, and managed relationships with prime brokerage investment banks.

6
Schwab Active Equity Funds | Annual Report

Schwab Core Equity Fund as of October 31, 2023

The Schwab Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. stocks. Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities of U.S. companies. The fund typically invests in common stocks of U.S. companies that have market capitalizations of approximately $500 million or more at the time of purchase. To aid its stock selection, the fund uses Schwab Equity Ratings® and employs a research-driven, “bottom-up” approach focusing primarily on individual securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks.
Performance. The fund returned 9.99% for the 12-month reporting period ended October 31, 2023, underperforming the S&P 500® Index (the index), which the fund uses for performance comparisons. The index returned 10.14% for the reporting period.
Positioning and Strategies. The fund’s investment in PayPal Holdings, Inc., which offers online payment solutions, detracted the most from the total return of the fund. The fund’s holdings of PayPal represented an average weight of approximately 2% of the fund’s investments and returned approximately -38% for the reporting period. PayPal’s performance was impacted by slowing revenue growth and margin contraction.
The fund’s investment in Fidelity National Information Services, Inc., a payment services provider, also detracted from the total return of the fund. The fund’s holdings of Fidelity National represented an average weight of approximately 2% of the fund’s investments and returned approximately -39% for the reporting period. Fidelity National’s performance was impacted by weakness in its merchant solutions segment and its banking solution segment’s exposure to regional banks.
The fund’s investment in Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products, contributed the most to the total return of the fund. The fund’s holdings of Microsoft represented an average weight of approximately 8% of the fund’s investments and returned approximately 47% for the reporting period. Microsoft benefitted from its positions in the fast-growing cloud and artificial intelligence (AI) fields which drove income and valuation over the period.
The fund’s investment in Meta Platforms, Inc., a social technology company, also contributed to the total return of the fund. The fund’s Class A holdings of Meta represented an average weight of approximately 2% of the fund’s investments and returned approximately 223% for the reporting period. Meta benefitted from its position in AI, improvement in its advertising revenue growth, and its financial discipline and cost control.

Management views and portfolio holdings may have changed since the report date.
Schwab Active Equity Funds | Annual Report
7

Schwab Core Equity Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Core Equity Fund (7/1/96)	9.99%	8.86%	9.38%
S&P 500® Index	10.14%	11.01%	11.18%
Fund Category: Morningstar Large Blend[2]	7.62%	9.67%	9.69%
Fund Expense Ratio[3]: 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
8
Schwab Active Equity Funds | Annual Report

Schwab Core Equity Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	53
Weighted Average Market Cap (millions)	$774,266
Price/Earnings Ratio (P/E)	23.4
Price/Book Ratio (P/B)	4.7
Portfolio Turnover Rate	14%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
2
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
3
This list is not a recommendation of any security by the investment adviser.
Schwab Active Equity Funds | Annual Report
9

Schwab Dividend Equity Fund as of October 31, 2023

The Schwab Dividend Equity Fund (the fund) seeks current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in dividend paying common and preferred stocks. The fund uses Schwab Equity Ratings® to aid its U.S. stock selection and Schwab Equity Ratings International® to aid its international stock selection and employs a research-driven, “bottom-up” approach focusing primarily on individual securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began. Performance of dividend paying stocks was mixed over the reporting period with a few very large market-capitalization stocks being the largest driver of market returns.
Performance. The fund returned -1.74% for the 12-month reporting period ended October 31, 2023, underperforming the Russell 1000® Value Index (the index), which the fund uses for performance comparisons. The index returned 0.13% for the reporting period.
As of October 31, 2023, the fund’s dividend yield was 2.39%, lower than the 2.70% dividend yield of the index. As of October 31, 2023, the fund’s 30-Day SEC yield was 2.35%.
Positioning and Strategies. The fund’s investment in Pfizer, Inc., a pharmaceutical company, detracted the most from the total return of the fund. The fund’s holdings of Pfizer represented an average weight of approximately 2% of the fund’s investments and returned approximately -32% for the reporting period. Despite high single-digit revenue growth in its base business, Pfizer’s performance was impacted by declining earnings due to erosion of revenue related to lower COVID-19 vaccine and therapeutics demand, stubbornly high costs incurred during the pandemic, and its agreement to buy Seagen, Inc., a biotechnology company and early-stage developer of monoclonal antibody-based drugs to treat cancer and related diseases.
The fund’s investment in Chevron Corp., which produces and transports crude oil and natural gas, as well as refines, markets, and distributes fuels, also detracted from the total return of the fund. The fund’s holdings of Chevron represented an average weight of approximately 3% of the fund’s investments and returned approximately -17% for the reporting period. Chevron’s performance was impacted by lower oil and natural gas prices that reduced earnings. Chevron also acquired PDC Energy, Inc. and announced a deal to acquire Hess Corp.
The fund’s investment in Broadcom, Inc., which provides semiconductors products, contributed the most to the total return of the fund. The fund’s holdings of Broadcom represented an average weight of approximately 3% of the fund’s investments and returned approximately 84% for the reporting period. Broadcom benefitted from strong earnings and the roll out of artificial intelligence (AI) across platforms that has created demand for Broadcom’s AI networking capabilities.
The fund’s investment in Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products, also contributed to the total return of the fund. The fund’s holdings of Microsoft represented an average weight of approximately 3% of the fund’s investments and returned approximately 47% for the reporting period. Microsoft benefitted from its positions in the fast-growing cloud and artificial intelligence (AI) fields which drove income and valuation over the period.

Management views and portfolio holdings may have changed since the report date.
10
Schwab Active Equity Funds | Annual Report

Schwab Dividend Equity Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Dividend Equity Fund (9/2/03)	-1.74%	4.85%	5.76%
Russell 1000® Value Index	0.13%	6.60%	7.60%
Dividend Equity Spliced Index	0.13%	6.60%	7.85%
S&P 500® Index	10.14%	11.01%	11.18%
Fund Category: Morningstar Large Value[3]	0.68%	7.10%	7.62%
Fund Expense Ratios[4]: Net 0.89%; Gross 0.90%

Yields1
30-Day SEC Yield	2.35%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
3
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
4
As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
Schwab Active Equity Funds | Annual Report
11

Schwab Dividend Equity Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	53
Weighted Average Market Cap (millions)	$301,643
Price/Earnings Ratio (P/E)	16.7
Price/Book Ratio (P/B)	2.9
Portfolio Turnover Rate	8%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
2
This list is not a recommendation of any security by the investment adviser.
12
Schwab Active Equity Funds | Annual Report

Schwab Large-Cap Growth Fund as of October 31, 2023

The Schwab Large-Cap Growth Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in large-cap stocks of U.S. companies. To aid its stock selection, the fund uses Schwab Equity Ratings® and employs a research-driven, “bottom-up” approach focusing primarily on individual securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks.
Performance. The fund returned 19.37% for the 12-month reporting period ended October 31, 2023, outperforming the Russell 1000® Growth Index (the index), which the fund uses for performance comparisons. The index returned 18.95% for the reporting period.
Positioning and Strategies. The fund’s investment in Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products, contributed the most to the total return of the fund. The fund’s holdings of Microsoft represented an average weight of approximately 12% of the fund’s investments and returned approximately 47% for the reporting period. Microsoft benefitted from its positions in the fast-growing cloud and artificial intelligence (AI) fields which drove income and valuation over the period.
The fund’s investment in NVIDIA Corp., which designs, develops, and markets three-dimensional (3D) graphics processors and related software, also contributed to the total return of the fund. The fund’s holdings of NVIDIA represented an average weight of approximately 3% of the fund’s investments and returned approximately 202% for the reporting period. NVIDIA also benefitted from its position in the fast-growing AI field.
The fund’s investment in Moderna, Inc., a biotechnology company, detracted the most from the total return of the fund. The fund’s holdings of Moderna represented an average weight of less than 1% of the fund’s investments and returned approximately -56% for the reporting period. Moderna’s performance was impacted by declining earnings due to erosion of revenue related to lower COVID-19 vaccine demand and delays in trials and the launch of flu and RSV vaccines. The fund sold its position in Moderna in late October, prior to the end of the reporting period.
The fund’s investment in Tesla, Inc., a multinational automotive and clean energy company, also detracted from the total return of the fund. The fund’s holdings of Tesla represented an average weight of approximately 2% of the fund’s investments and returned approximately -12% for the reporting period. Tesla’s performance was impacted by disappointing unit sales and deteriorating profit margins relative to high expectations.

Management views and portfolio holdings may have changed since the report date.
Schwab Active Equity Funds | Annual Report
13

Schwab Large-Cap Growth Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Large-Cap Growth Fund (10/3/05)	19.37%	12.14%	11.66%
Russell 1000® Growth Index	18.95%	14.22%	13.82%
Fund Category: Morningstar Large Growth[2]	14.19%	10.68%	10.98%
Fund Expense Ratios[3]: Net 0.99%; Gross 1.02%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
14
Schwab Active Equity Funds | Annual Report

Schwab Large-Cap Growth Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	56
Weighted Average Market Cap (millions)	$984,784
Price/Earnings Ratio (P/E)	31.4
Price/Book Ratio (P/B)	10.3
Portfolio Turnover Rate	17%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
This list is not a recommendation of any security by the investment adviser.
Schwab Active Equity Funds | Annual Report
15

Schwab Small-Cap Equity Fund as of October 31, 2023

The Schwab Small-Cap Equity Fund (the fund) seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in small-cap equity securities. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks.
Performance. The fund returned -3.68% for the 12-month reporting period ended October 31, 2023, outperforming the Russell 2000® Index (the index), which the fund uses for performance comparisons. The index returned -8.56% for the reporting period.
Positioning and Strategies. The fund’s investment in Super Micro Computer, Inc., which offers wholesale distribution of computers, computer equipment, and computer software, contributed the most to the total return of the fund. The fund’s holdings of Super Micro Computer represented an average weight of less than 1% of the fund’s investments and returned approximately 244% for the reporting period. Super Micro Computer benefitted from record levels of engagement in their new generation artificial intelligence (AI) applications.
The fund’s investment in Sterling Infrastructure, Inc., a civil construction company, also contributed to the total return of the fund. The fund’s holdings of Sterling Infrastructure represented an average weight of less than 1% of the fund’s investments and returned approximately 170% for the reporting period. Sterling Infrastructure benefitted from government infrastructure spending, AI data centers, and reshoring.
The fund’s investment in Associated Banc-Corp., which provides a full range of commercial banking services for retail customers, detracted the most from the total return of the fund. The fund’s holdings of Associated Banc-Corp. represented an average weight of approximately 1% of the fund’s investments and returned approximately -30% for the reporting period. Associated Banc-Corp.’s performance was impacted by the failure of three U.S. regional banks in early March which raised concerns about the stability of the banking sector.
The fund’s investment in CommScope Holdings Co., Inc., which through its subsidiaries provides end-to-end solutions connecting technology and wireless and wired networks, also detracted from the total return of the fund. The fund’s holdings of CommScope Holdings represented an average weight of less than 1% of the fund’s investments and returned approximately -89% for the reporting period. CommScope Holdings’ performance fell as customer spending on network infrastructure was delayed as a result of macroeconomic concerns and the timing of government subsidies.

Management views and portfolio holdings may have changed since the report date.
16
Schwab Active Equity Funds | Annual Report

Schwab Small-Cap Equity Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Equity Fund (7/1/03)	-3.68%	4.34%	6.30%
Russell 2000® Index	-8.56%	3.31%	5.63%
Fund Category: Morningstar Small Blend[2]	-4.86%	4.61%	5.83%
Fund Expense Ratio[3]: 1.09%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
Schwab Active Equity Funds | Annual Report
17

Schwab Small-Cap Equity Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	352
Weighted Average Market Cap (millions)	$2,987
Price/Earnings Ratio (P/E)	10.6
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate	43%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
1
Excludes derivatives.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
4
This list is not a recommendation of any security by the investment adviser.
18
Schwab Active Equity Funds | Annual Report

Schwab Health Care Fund as of October 31, 2023

The Schwab Health Care Fund (the fund) seeks long-term capital growth. To pursue its goal, the fund primarily invests in equity securities issued by companies in the health care sector. The fund uses Schwab Equity Ratings® to aid its U.S. stock selection and Schwab Equity Ratings International® to aid its international stock selection. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. The fund returned -4.04% for the 12-month reporting period ended October 31, 2023, underperforming the Dow Jones Global Health Care Index (the index), which the fund uses for performance comparisons. The index returned -2.01% for the reporting period.
Positioning and Strategies. The fund’s investment in Bristol-Myers Squibb Co., a global biopharmaceutical company, detracted the most from the total return of the fund. The fund’s holdings of Bristol-Myers Squibb represented an average weight of approximately 3% of the fund’s investments and returned approximately -31% for the reporting period. Bristol-Myers Squibb performance has declined as investors see a softer landing for the economy.
The fund’s investment in Pfizer, Inc., a pharmaceutical company, also detracted from the total return of the fund. The fund’s holdings of Pfizer represented an average weight of approximately 2% of the fund’s investments and returned approximately -32% for the reporting period. Despite high revenue growth in its base business, Pfizer’s performance was impacted by declining earnings due to erosion of revenue related to lower COVID-19 vaccine and therapeutics demand, stubbornly high costs incurred during the pandemic, and its agreement to buy Seagen, Inc., a biotechnology company and early-stage developer of monoclonal antibody-based drugs to treat cancer and related diseases.
The fund’s investment in Eli Lilly & Co., which manufactures and distributes pharmaceuticals, contributed the most to the total return of the fund. The fund’s holdings of Eli Lilly represented an average weight of approximately 4% of the fund’s investments and returned approximately 55% for the reporting period. Eli Lilly benefited from demand for its Type 2 diabetes and weight loss drugs.
The fund’s investment in Novo Nordisk AS, which develops, produces, and markets pharmaceutical products, also contributed to the total return of the fund. The fund’s Class B holdings of Novo Nordisk represented an average weight of approximately 4% of the fund’s investments and returned approximately 79% in U.S. dollar terms for the reporting period. Novo Nordisk also benefited from demand for its Type 2 diabetes and weight loss drugs.

Management views and portfolio holdings may have changed since the report date.
Schwab Active Equity Funds | Annual Report
19

Schwab Health Care Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Health Care Fund (7/3/00)	-4.04%	6.97%	9.04%
Dow Jones Global Health Care Index	-2.01%	6.58%	8.35%
S&P 500® Index	10.14%	11.01%	11.18%
Fund Category: Morningstar Health[3]	-11.04%	4.02%	8.22%
Fund Expense Ratio[4]: 0.80%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Since the Schwab Health Care Fund focuses its investments on companies involved in a specific sector, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
3
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
4
As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
20
Schwab Active Equity Funds | Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	70
Weighted Average Market Cap (millions)	$184,394
Price/Earnings Ratio (P/E)	26.1
Price/Book Ratio (P/B)	4.2
Portfolio Turnover Rate	53%
Industry Weightings % of Investments

Top Equity Holdings % of Net Assets1

Top Country Weightings % of Investments2

Portfolio holdings may have changed since the report date.
Source of Industry Classification: S&P and MSCI.
1
This list is not a recommendation of any security by the investment adviser.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
Schwab Active Equity Funds | Annual Report
21

Schwab International Core Equity Fund as of October 31, 2023

The Schwab International Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in the stocks of publicly traded companies located in developed market countries excluding the United States, however, the fund may also invest in stocks issued by companies located in emerging markets. To aid its stock selection, the fund uses Schwab Equity Ratings International®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. The fund returned 16.74% for the 12-month reporting period ended October 31, 2023, outperforming the MSCI EAFE® Index (Net) (the index), which the fund uses for performance comparisons. The index returned 14.40%1 for the reporting period.
Positioning and Strategies. The fund’s investment in Novo Nordisk AS, which develops, produces, and markets pharmaceuticals, contributed the most to the total return of the fund. The fund’s Class B holdings of Novo Nordisk represented an average weight of approximately 4% of the fund’s investments and returned approximately 79% in U.S. dollar terms for the reporting period. Novo Nordisk also benefited from demand for its Type 2 diabetes and weight loss drugs.
The fund’s investment in HSBC Holdings PLC, which provides a variety of international banking and financial services, also contributed to the total return of the fund. The fund’s holdings of HSBC Holdings represented an average weight of approximately 2% of the fund’s investments and returned approximately 48% in U.S. dollar terms for the reporting period. HSBC Holdings benefited from strong first quarter of 2023 results that exceeded estimates as well as a share buyback.
The fund’s investment in Roche Holding AG, which through its subsidiaries develops and manufactures pharmaceutical and diagnostic products, detracted the most from the total return of the fund. The fund’s holdings of Roche Holding represented an average weight of approximately 2% of the fund’s investments and returned approximately -20% in U.S. dollar terms for the reporting period. Despite demand for its new medicines growing, Roche Holding’s performance was impacted by declining revenue related to lower COVID-19 vaccine and therapeutics demand.
The fund’s investment in Doosan Bobcat, Inc., which manufactures construction equipment, also detracted from the total return of the fund. The fund purchased its position in Doosan Bobcat in June 2023. The fund’s holdings of Doosan Bobcat represented an average weight of less than 1% of the fund’s investments and returned approximately -30% in U.S. dollar terms while held by the fund. Doosan Bobcat benefitted before July 2023 from a jump in net income as North American prices rose but declined after that due to concerns about slowdown in earnings.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
22
Schwab Active Equity Funds | Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Core Equity Fund (5/30/08)	16.74%	3.16%	2.75%
MSCI EAFE® Index (Net)[3]	14.40%	4.10%	3.05%
Fund Category: Morningstar Foreign Large Blend[4]	13.03%	3.87%	2.92%
Fund Expense Ratios[5]: Net 0.86%; Gross 0.89%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
3
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
4
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
5
As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
Schwab Active Equity Funds | Annual Report
23

Schwab International Core Equity Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	139
Weighted Average Market Cap (millions)	$96,571
Price/Earnings Ratio (P/E)	9.6
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate	62%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets2

Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
1
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
2
This list is not a recommendation of any security by the investment adviser.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
24
Schwab Active Equity Funds | Annual Report

Schwab Active Equity Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2023 and held through October 31, 2023.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 5/1/23	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/23	EXPENSES PAID DURING PERIOD 5/1/23-10/31/23 [2]
Schwab Core Equity Fund
Actual Return	0.73%	$1,000.00	$997.80	$3.68
Hypothetical 5% Return	0.73%	$1,000.00	$1,021.53	$3.72
Schwab Dividend Equity Fund
Actual Return	0.88%	$1,000.00	$950.20	$4.33
Hypothetical 5% Return	0.88%	$1,000.00	$1,020.77	$4.48
Schwab Large-Cap Growth Fund
Actual Return	0.99%	$1,000.00	$1,055.50	$5.13
Hypothetical 5% Return	0.99%	$1,000.00	$1,020.21	$5.04
Schwab Small-Cap Equity Fund
Actual Return	1.08%	$1,000.00	$986.90	$5.41
Hypothetical 5% Return	1.08%	$1,000.00	$1,019.76	$5.50
Schwab Health Care Fund
Actual Return	0.78%	$1,000.00	$934.30	$3.80
Hypothetical 5% Return	0.78%	$1,000.00	$1,021.27	$3.97
Schwab International Core Equity Fund
Actual Return	0.86%	$1,000.00	$953.50	$4.23
Hypothetical 5% Return	0.86%	$1,000.00	$1,020.87	$4.38

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]
Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the period, and divided by the 365 days in the fiscal year.

Schwab Active Equity Funds | Annual Report
25

Schwab Core Equity Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$19.46	$29.22	$22.24	$21.87	$22.40
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.26	0.21	0.20	0.21
Net realized and unrealized gains (losses)	1.57	(3.16)	7.90	0.82	1.99
Total from investment operations	1.78	(2.90)	8.11	1.02	2.20
Less distributions:
Distributions from net investment income	(0.27)	(0.26)	(0.20)	(0.20)	(0.27)
Distributions from net realized gains	(2.52)	(6.60)	(0.93)	(0.45)	(2.46)
Total distributions	(2.79)	(6.86)	(1.13)	(0.65)	(2.73)
Net asset value at end of period	$18.45	$19.46	$29.22	$22.24	$21.87
Total return	9.99%	(13.84%)	37.62%	4.65%	12.02%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.73%[2]	0.73%[2]	0.73%	0.73%	0.73%
Gross operating expenses	0.73%[2]	0.73%[2]	0.73%	0.73%	0.73%
Net investment income (loss)	1.11%	1.18%	0.81%	0.91%	1.01%
Portfolio turnover rate	14%	28%	86%	97%	98%
Net assets, end of period (x 1,000,000)	$1,199	$1,268	$1,860	$1,957	$2,182

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
26
Schwab Active Equity Funds | Annual Report

Schwab Core Equity Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.7% OF NET ASSETS

Banks 0.4%
East West Bancorp, Inc.	98,196	5,265,270

Capital Goods 4.4%
A O Smith Corp.	259,182	18,080,536
Fastenal Co.	122,982	7,174,770
General Dynamics Corp.	45,415	10,959,094
Lockheed Martin Corp.	15,326	6,967,812
Parker-Hannifin Corp.	12,337	4,551,243
Watsco, Inc.	12,936	4,513,241
		52,246,696

Commercial & Professional Services 2.2%
Republic Services, Inc., Class A	95,577	14,192,229
Rollins, Inc.	334,978	12,598,522
		26,790,751

Consumer Discretionary Distribution & Retail 7.2%
Amazon.com, Inc. *	394,176	52,460,884
Home Depot, Inc.	36,635	10,429,618
TJX Cos., Inc.	261,519	23,031,978
		85,922,480

Consumer Services 3.4%
McDonald's Corp.	50,040	13,118,987
Starbucks Corp.	295,544	27,260,978
		40,379,965

Consumer Staples Distribution & Retail 2.6%
Costco Wholesale Corp.	26,388	14,577,787
Walmart, Inc.	99,765	16,302,598
		30,880,385

Energy 5.5%
EOG Resources, Inc.	209,950	26,506,188
Exxon Mobil Corp.	377,413	39,949,166
		66,455,354

Equity Real Estate Investment Trusts (REITs) 0.9%
Public Storage	46,451	11,088,318

Financial Services 11.4%
Berkshire Hathaway, Inc., Class B *	91,198	31,128,614
CME Group, Inc.	113,889	24,310,746
Fidelity National Information Services, Inc.	525,275	25,796,255
PayPal Holdings, Inc. *	452,716	23,450,689
SECURITY	NUMBER OF SHARES	VALUE ($)
Visa, Inc., Class A	134,673	31,661,622
		136,347,926

Food, Beverage & Tobacco 4.9%
Coca-Cola Co.	518,913	29,313,395
Constellation Brands, Inc., Class A	91,600	21,448,140
Diageo PLC, ADR	54,716	8,398,906
		59,160,441

Health Care Equipment & Services 7.8%
Abbott Laboratories	186,054	17,591,406
Boston Scientific Corp. *	290,769	14,884,465
CVS Health Corp.	350,654	24,198,632
Intuitive Surgical, Inc. *	85,130	22,322,789
UnitedHealth Group, Inc.	27,797	14,886,961
		93,884,253

Household & Personal Products 2.8%
Estee Lauder Cos., Inc., Class A	54,905	7,075,607
Kenvue, Inc.	794,004	14,768,475
L'Oreal SA, Sponsored ADR	141,090	11,836,040
		33,680,122

Materials 0.7%
Linde PLC	23,368	8,930,315

Media & Entertainment 9.6%
Alphabet, Inc., Class A *	649,580	80,599,886
Meta Platforms, Inc., Class A *	114,677	34,548,740
		115,148,626

Pharmaceuticals, Biotechnology & Life Sciences 9.2%
Eli Lilly & Co.	21,268	11,780,983
Johnson & Johnson	215,776	32,008,212
Pfizer, Inc.	464,288	14,188,641
Roche Holding AG, Sponsored ADR	439,715	14,215,986
Thermo Fisher Scientific, Inc.	32,190	14,317,147
Zoetis, Inc.	151,573	23,796,961
		110,307,930

Semiconductors & Semiconductor Equipment 4.9%
ASML Holding NV NY Registry Shares	20,750	12,425,308
Broadcom, Inc.	55,414	46,623,677
		59,048,985

Software & Services 12.2%
Accenture PLC, Class A	37,155	11,038,379
Adobe, Inc. *	21,000	11,173,260
Fortinet, Inc. *	219,005	12,520,516
See financial notes
Schwab Active Equity Funds | Annual Report
27

Schwab Core Equity Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Microsoft Corp.	328,583	111,097,198
		145,829,353

Technology Hardware & Equipment 8.0%
Apple, Inc.	561,309	95,854,738

Utilities 1.6%
Duke Energy Corp.	209,354	18,609,477
Total Common Stocks (Cost $850,015,084)		1,195,831,385

SHORT-TERM INVESTMENTS 0.3% OF NET ASSETS

Money Market Funds 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (a)	3,670,593	3,670,593
Total Short-Term Investments (Cost $3,670,593)		3,670,593
Total Investments in Securities (Cost $853,685,677)		1,199,501,978

*	Non-income producing security.
(a)	The rate shown is the annualized 7-day yield.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$1,195,831,385	$—	$—	$1,195,831,385
Short-Term Investments[1]	3,670,593	—	—	3,670,593
Total	$1,199,501,978	$—	$—	$1,199,501,978

[1]	As categorized in the Portfolio Holdings.
See financial notes
28
Schwab Active Equity Funds | Annual Report

Schwab Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $853,685,677)		$1,199,501,978
Receivables:
Dividends		652,566
Foreign tax reclaims		499,645
Fund shares sold		18,011
Income from securities on loan		5
Prepaid expenses	+	12,382
Total assets		1,200,684,587

Liabilities
Payables:
Investment adviser and administrator fees		471,542
Fund shares redeemed		361,233
Shareholder service fees		243,975
Accrued expenses	+	157,084
Total liabilities		1,233,834
Net assets		$1,199,450,753

Net Assets by Source
Capital received from investors		$819,203,041
Total distributable earnings	+	380,247,712
Net assets		$1,199,450,753

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,199,450,753		65,003,632		$18.45

See financial notes
Schwab Active Equity Funds | Annual Report
29

Schwab Core Equity Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $132,691)		$23,161,968
Securities on loan, net	+	628
Total investment income		23,162,596

Expenses
Investment adviser and administrator fees		5,921,359
Shareholder service fees		3,020,882
Custodian fees		53,633
Portfolio accounting fees		51,800
Shareholder reports		37,508
Professional fees		34,226
Registration fees		29,949
Independent trustees’ fees		8,970
Transfer agent fees		5,595
Proxy fees[1]		2,199
Other expenses	+	38,449
Total expenses		9,204,570
Expense reduction	–	4,764
Net expenses	–	9,199,806
Net investment income		13,962,790

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		23,836,741
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	84,423,447
Net realized and unrealized gains		108,260,188
Increase in net assets resulting from operations		$122,222,978

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
See financial notes
30
Schwab Active Equity Funds | Annual Report

Schwab Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$13,962,790	$17,731,958
Net realized gains		23,836,741	161,943,070
Net change in unrealized appreciation (depreciation)	+	84,423,447	(384,220,325)
Increase (decrease) in net assets resulting from operations		$122,222,978	($204,545,297 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($178,308,221 )	($439,343,161 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,398,439	$25,573,378	2,450,800	$60,722,098
Shares reinvested		9,184,555	159,902,917	10,780,617	251,727,418
Shares redeemed	+	(10,722,232)	(197,774,526)	(11,757,059)	(260,849,903)
Net transactions in fund shares		(139,238)	($12,298,231 )	1,474,358	$51,599,613

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		65,142,870	$1,267,834,227	63,668,512	$1,860,123,072
Total increase (decrease)	+	(139,238)	(68,383,474)	1,474,358	(592,288,845)
End of period		65,003,632	$1,199,450,753	65,142,870	$1,267,834,227
See financial notes
Schwab Active Equity Funds | Annual Report
31

Schwab Dividend Equity Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$13.92	$16.92	$12.14	$15.07	$15.43
Income (loss) from investment operations:
Net investment income (loss)[1]	0.29	0.29	0.31	0.28	0.23
Net realized and unrealized gains (losses)	(0.48)	(0.81)	4.80	(2.15)	0.93
Total from investment operations	(0.19)	(0.52)	5.11	(1.87)	1.16
Less distributions:
Distributions from net investment income	(0.31)	(0.29)	(0.33)	(0.26)	(0.24)
Distributions from net realized gains	(0.62)	(2.19)	—	(0.80)	(1.28)
Total distributions	(0.93)	(2.48)	(0.33)	(1.06)	(1.52)
Net asset value at end of period	$12.80	$13.92	$16.92	$12.14	$15.07
Total return	(1.74%)	(3.96%)	42.38%	(13.30%)	8.78%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.88%	0.89%[2]	0.89%	0.89%	0.89%
Gross operating expenses	0.88%	0.90%[2]	0.90%	0.90%	0.89%
Net investment income (loss)	2.17%	1.99%	2.01%	2.16%	1.58%
Portfolio turnover rate	8%	27%	83%	70%	70%
Net assets, end of period (x 1,000)	$446,084	$524,330	$670,765	$576,701	$846,955

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
32
Schwab Active Equity Funds | Annual Report

Schwab Dividend Equity Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.9% OF NET ASSETS

Banks 6.4%
Bank of America Corp.	270,000	7,111,800
JPMorgan Chase & Co.	125,000	17,382,500
Truist Financial Corp.	140,000	3,970,400
		28,464,700

Capital Goods 8.9%
Fastenal Co.	62,000	3,617,080
General Dynamics Corp.	15,000	3,619,650
Illinois Tool Works, Inc.	18,500	4,146,220
Lockheed Martin Corp.	32,000	14,548,480
Parker-Hannifin Corp.	13,000	4,795,830
RTX Corp.	58,000	4,720,620
Watsco, Inc.	12,500	4,361,125
		39,809,005

Consumer Discretionary Distribution & Retail 5.3%
Genuine Parts Co.	35,000	4,510,100
Home Depot, Inc.	33,500	9,537,115
TJX Cos., Inc.	110,000	9,687,700
		23,734,915

Consumer Services 2.3%
McDonald's Corp.	39,000	10,224,630

Consumer Staples Distribution & Retail 2.7%
Walmart, Inc.	75,000	12,255,750

Energy 8.4%
Chevron Corp.	100,000	14,573,000
Exxon Mobil Corp.	170,000	17,994,500
Kinder Morgan, Inc.	290,000	4,698,000
		37,265,500

Equity Real Estate Investment Trusts (REITs) 2.7%
Crown Castle, Inc.	48,750	4,532,775
Lamar Advertising Co., Class A	40,000	3,290,800
Public Storage	17,500	4,177,425
		12,001,000

Financial Services 8.5%
BlackRock, Inc.	16,500	10,102,620
Fidelity National Information Services, Inc.	155,000	7,612,050
Morgan Stanley	155,000	10,977,100
Visa, Inc., Class A	38,500	9,051,350
		37,743,120

SECURITY	NUMBER OF SHARES	VALUE ($)
Food, Beverage & Tobacco 8.1%
Altria Group, Inc.	120,000	4,820,400
Coca-Cola Co.	320,000	18,076,800
Philip Morris International, Inc.	150,000	13,374,000
		36,271,200

Health Care Equipment & Services 7.8%
Abbott Laboratories	77,000	7,280,350
CVS Health Corp.	110,000	7,591,100
Medtronic PLC	113,000	7,973,280
UnitedHealth Group, Inc.	22,000	11,782,320
		34,627,050

Household & Personal Products 4.5%
Kenvue, Inc.	280,000	5,208,000
Procter & Gamble Co.	100,000	15,003,000
		20,211,000

Insurance 2.0%
Allstate Corp.	70,000	8,969,100

Materials 0.6%
PPG Industries, Inc.	23,000	2,823,710

Media & Entertainment 3.0%
Comcast Corp., Class A	275,000	11,354,750
Omnicom Group, Inc.	26,250	1,966,388
		13,321,138

Pharmaceuticals, Biotechnology & Life Sciences 7.7%
Johnson & Johnson	72,310	10,726,465
Pfizer, Inc.	295,000	9,015,200
Roche Holding AG	40,663	10,479,244
Zoetis, Inc.	25,000	3,925,000
		34,145,909

Semiconductors & Semiconductor Equipment 3.2%
Broadcom, Inc.	16,800	14,135,016

Software & Services 7.6%
Accenture PLC, Class A	36,500	10,843,785
International Business Machines Corp.	60,000	8,678,400
Microsoft Corp.	43,000	14,538,730
		34,060,915

See financial notes
Schwab Active Equity Funds | Annual Report
33

Schwab Dividend Equity Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Technology Hardware & Equipment 4.4%
Apple, Inc.	26,000	4,440,020
Cisco Systems, Inc.	287,500	14,987,375
		19,427,395

Telecommunication Services 2.2%
BCE, Inc.	65,000	2,413,450
Verizon Communications, Inc.	210,000	7,377,300
		9,790,750

Transportation 0.9%
United Parcel Service, Inc., Class B	30,000	4,237,500

SECURITY	NUMBER OF SHARES	VALUE ($)
Utilities 2.7%
Duke Energy Corp.	110,000	9,777,900
Eversource Energy	40,000	2,151,600
		11,929,500
Total Common Stocks (Cost $398,239,586)		445,448,803
Total Investments in Securities (Cost $398,239,586)		445,448,803

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$411,302,894	$—	$—	$411,302,894
Pharmaceuticals, Biotechnology & Life Sciences	23,666,665	10,479,244	—	34,145,909
Total	$434,969,559	$10,479,244	$—	$445,448,803

[1]	As categorized in the Portfolio Holdings.
See financial notes
34
Schwab Active Equity Funds | Annual Report

Schwab Dividend Equity Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $398,239,586)		$445,448,803
Cash		311,631
Receivables:
Dividends		657,300
Foreign tax reclaims		349,068
Fund shares sold		17,442
Prepaid expenses	+	15,176
Total assets		446,799,420

Liabilities
Payables:
Fund shares redeemed		307,588
Investment adviser and administrator fees		231,441
Shareholder service fees		90,623
Accrued expenses	+	85,870
Total liabilities		715,522
Net assets		$446,083,898

Net Assets by Source
Capital received from investors		$398,438,575
Total distributable earnings	+	47,645,323
Net assets		$446,083,898

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$446,083,898		34,853,833		$12.80

See financial notes
Schwab Active Equity Funds | Annual Report
35

Schwab Dividend Equity Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $94,231)		$15,224,097
Interest received from securities - unaffiliated	+	17,091
Total investment income		15,241,188

Expenses
Investment adviser and administrator fees		3,100,699
Shareholder service fees		1,182,408
Professional fees		32,804
Portfolio accounting fees		29,187
Registration fees		25,289
Shareholder reports		24,204
Independent trustees’ fees		7,151
Transfer agent fees		4,172
Custodian fees		2,968
Other expenses	+	7,745
Total expenses		4,416,627
Expense reduction	–	3,572
Net expenses	–	4,413,055
Net investment income		10,828,133

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		754,307
Net realized gains on foreign currency transactions	+	4,233
Net realized gains		758,540
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(17,945,295)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	26,043
Net change in unrealized appreciation (depreciation)	+	(17,919,252)
Net realized and unrealized losses		(17,160,712)
Decrease in net assets resulting from operations		($6,332,579 )
See financial notes
36
Schwab Active Equity Funds | Annual Report

Schwab Dividend Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$10,828,133	$11,931,314
Net realized gains		758,540	22,242,811
Net change in unrealized appreciation (depreciation)	+	(17,919,252)	(57,105,258)
Decrease in net assets from operations		($6,332,579 )	($22,931,133 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($34,391,214 )	($97,765,390 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,647,548	$22,504,313	2,342,249	$34,630,897
Shares reinvested		1,976,602	27,111,544	5,269,146	79,189,907
Shares redeemed	+	(6,431,601)	(87,138,179)	(9,583,602)	(139,558,823)
Net transactions in fund shares		(2,807,451)	($37,522,322 )	(1,972,207)	($25,738,019 )

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		37,661,284	$524,330,013	39,633,491	$670,764,555
Total decrease	+	(2,807,451)	(78,246,115)	(1,972,207)	(146,434,542)
End of period		34,853,833	$446,083,898	37,661,284	$524,330,013
See financial notes
Schwab Active Equity Funds | Annual Report
37

Schwab Large-Cap Growth Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$20.80	$28.96	$20.85	$18.07	$18.04
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.01)	(0.06)	0.00 [2]	0.06
Net realized and unrealized gains (losses)	3.95	(5.97)	8.42	3.76	1.79
Total from investment operations	3.96	(5.98)	8.36	3.76	1.85
Less distributions:
Distributions from net investment income	(0.00)[2]	—	—	(0.03)	(0.07)
Distributions from net realized gains	(0.41)	(2.18)	(0.25)	(0.95)	(1.75)
Total distributions	(0.41)	(2.18)	(0.25)	(0.98)	(1.82)
Net asset value at end of period	$24.35	$20.80	$28.96	$20.85	$18.07
Total return	19.37%	(22.45%)	40.41%	21.60%	12.18%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.99%	0.99%[3]	0.99%	0.99%	0.99%
Gross operating expenses	1.01%	1.02%[3]	1.02%	1.02%	1.03%
Net investment income (loss)	0.02%	(0.05%)	(0.23%)	0.01%	0.34%
Portfolio turnover rate	17%	19%	42%	65%	67%
Net assets, end of period (x 1,000)	$281,640	$218,329	$292,447	$210,033	$180,809

[1]	Calculated based on the average shares outstanding during the period.
[2]	Per-share amount was less than $0.005.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
38
Schwab Active Equity Funds | Annual Report

Schwab Large-Cap Growth Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 94.1% OF NET ASSETS

Automobiles & Components 1.2%
Tesla, Inc. *	17,116	3,437,577

Capital Goods 4.8%
Fastenal Co.	38,044	2,219,487
Illinois Tool Works, Inc.	4,799	1,075,552
Lockheed Martin Corp.	7,652	3,478,905
Parker-Hannifin Corp.	10,673	3,937,377
Quanta Services, Inc.	9,885	1,651,981
Watsco, Inc.	3,371	1,176,108
		13,539,410

Commercial & Professional Services 1.5%
Paychex, Inc.	13,902	1,543,817
Republic Services, Inc., Class A	17,758	2,636,886
		4,180,703

Consumer Discretionary Distribution & Retail 8.0%
Amazon.com, Inc. *	114,359	15,220,039
Home Depot, Inc.	12,073	3,437,062
O'Reilly Automotive, Inc. *	1,888	1,756,671
TJX Cos., Inc.	25,285	2,226,850
		22,640,622

Consumer Durables & Apparel 1.9%
Deckers Outdoor Corp. *	3,962	2,365,552
NIKE, Inc., Class B	28,300	2,908,391
		5,273,943

Consumer Services 3.6%
Airbnb, Inc., Class A *	22,675	2,682,226
McDonald's Corp.	11,088	2,906,941
Starbucks Corp.	48,462	4,470,135
		10,059,302

Consumer Staples Distribution & Retail 1.4%
Costco Wholesale Corp.	7,253	4,006,847

Energy 0.7%
EOG Resources, Inc.	14,768	1,864,460

Equity Real Estate Investment Trusts (REITs) 0.8%
American Tower Corp.	6,424	1,144,692
Public Storage	4,253	1,015,234
		2,159,926

SECURITY	NUMBER OF SHARES	VALUE ($)
Financial Services 4.6%
Interactive Brokers Group, Inc., Class A	18,507	1,481,856
Mastercard, Inc., Class A	11,969	4,504,533
MSCI, Inc., Class A	2,815	1,327,413
Visa, Inc., Class A	24,440	5,745,844
		13,059,646

Food, Beverage & Tobacco 2.9%
Constellation Brands, Inc., Class A	10,649	2,493,463
Diageo PLC, ADR	12,155	1,865,793
PepsiCo, Inc.	14,805	2,417,361
Philip Morris International, Inc.	14,946	1,332,585
		8,109,202

Health Care Equipment & Services 4.9%
Edwards Lifesciences Corp. *	27,680	1,763,770
IDEXX Laboratories, Inc. *	3,556	1,420,515
Intuitive Surgical, Inc. *	16,517	4,331,088
UnitedHealth Group, Inc.	11,673	6,251,592
		13,766,965

Insurance 1.1%
Arthur J Gallagher & Co.	13,345	3,142,614

Media & Entertainment 9.4%
Alphabet, Inc., Class A *	120,240	14,919,379
Meta Platforms, Inc., Class A *	29,703	8,948,623
Netflix, Inc. *	6,145	2,529,835
		26,397,837

Pharmaceuticals, Biotechnology & Life Sciences 4.7%
Eli Lilly & Co.	12,008	6,651,591
Thermo Fisher Scientific, Inc.	7,927	3,525,692
Zoetis, Inc.	20,079	3,152,403
		13,329,686

Semiconductors & Semiconductor Equipment 8.9%
Advanced Micro Devices, Inc. *	21,181	2,086,329
ASML Holding NV NY Registry Shares	5,852	3,504,236
Broadcom, Inc.	9,252	7,784,355
NVIDIA Corp.	28,981	11,818,452
		25,193,372

Software & Services 22.4%
Accenture PLC, Class A	12,870	3,823,548
Adobe, Inc. *	10,158	5,404,666
Fortinet, Inc. *	56,169	3,211,182
Gartner, Inc. *	10,548	3,502,358
Intuit, Inc.	4,573	2,263,406
Microsoft Corp.	99,364	33,595,962
See financial notes
Schwab Active Equity Funds | Annual Report
39

Schwab Large-Cap Growth Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Oracle Corp.	26,734	2,764,296
Palo Alto Networks, Inc. *	18,418	4,475,942
ServiceNow, Inc. *	2,645	1,538,993
Synopsys, Inc. *	5,560	2,610,086
		63,190,439

Technology Hardware & Equipment 11.3%
Apple, Inc.	186,176	31,793,275
Total Common Stocks (Cost $137,917,111)		265,145,826
Total Investments in Securities (Cost $137,917,111)		265,145,826

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/15/23	20	4,212,250	(298,984)

*	Non-income producing security.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$265,145,826	$—	$—	$265,145,826
Liabilities
Futures Contracts[2]	(298,984)	—	—	(298,984)
Total	$264,846,842	$—	$—	$264,846,842

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
40
Schwab Active Equity Funds | Annual Report

Schwab Large-Cap Growth Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $137,917,111)		$265,145,826
Cash		16,668,851
Deposit with broker for futures contracts		224,000
Receivables:
Dividends		38,238
Fund shares sold		37,704
Variation margin on future contracts		26,500
Foreign tax reclaims		4,849
Prepaid expenses	+	17,734
Total assets		282,163,702

Liabilities
Payables:
Fund shares redeemed		234,232
Investment adviser and administrator fees		165,894
Shareholder service fees		56,270
Accrued expenses	+	67,230
Total liabilities		523,626
Net assets		$281,640,076

Net Assets by Source
Capital received from investors		$157,748,290
Total distributable earnings	+	123,891,786
Net assets		$281,640,076

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$281,640,076		11,564,245		$24.35

See financial notes
Schwab Active Equity Funds | Annual Report
41

Schwab Large-Cap Growth Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $5,592)		$2,275,436
Interest received from securities - unaffiliated		269,683
Securities on loan, net	+	568
Total investment income		2,545,687

Expenses
Investment adviser and administrator fees		1,808,890
Shareholder service fees		594,991
Portfolio accounting fees		47,227
Professional fees		35,029
Registration fees		29,290
Shareholder reports		13,513
Independent trustees’ fees		6,515
Transfer agent fees		2,303
Custodian fees		1,492
Other expenses	+	3,452
Total expenses		2,542,702
Expense reduction	–	55,478
Net expenses	–	2,487,224
Net investment income		58,463

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(3,209,287)
Net realized gains on futures contracts	+	178,250
Net realized losses		(3,031,037)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		43,935,942
Net change in unrealized appreciation (depreciation) on futures contracts	+	(237,947)
Net change in unrealized appreciation (depreciation)	+	43,697,995
Net realized and unrealized gains		40,666,958
Increase in net assets resulting from operations		$40,725,421
See financial notes
42
Schwab Active Equity Funds | Annual Report

Schwab Large-Cap Growth Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income (loss)		$58,463	($138,003 )
Net realized gains (losses)		(3,031,037)	4,410,744
Net change in unrealized appreciation (depreciation)	+	43,697,995	(69,192,329)
Increase (decrease) in net assets resulting from operations		$40,725,421	($64,919,588 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($4,337,314 )	($22,163,876 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,619,801	$63,452,086	1,374,258	$34,040,262
Shares reinvested		177,666	3,755,874	704,838	19,242,083
Shares redeemed	+	(1,727,327)	(40,285,189)	(1,681,639)	(40,316,352)
Net transactions in fund shares		1,070,140	$26,922,771	397,457	$12,965,993

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,494,105	$218,329,198	10,096,648	$292,446,669
Total increase (decrease)	+	1,070,140	63,310,878	397,457	(74,117,471)
End of period		11,564,245	$281,640,076	10,494,105	$218,329,198
See financial notes
Schwab Active Equity Funds | Annual Report
43

Schwab Small-Cap Equity Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$18.94	$23.77	$15.02	$16.68	$20.87
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.03	0.02	0.03	0.02
Net realized and unrealized gains (losses)	(0.71)	(2.27)	8.76	(1.67)	(0.35)[2]
Total from investment operations	(0.64)	(2.24)	8.78	(1.64)	(0.33)
Less distributions:
Distributions from net investment income	(0.02)	(0.03)	(0.03)	(0.02)	(0.01)
Distributions from net realized gains	(1.68)	(2.56)	—	—	(3.85)
Total distributions	(1.70)	(2.59)	(0.03)	(0.02)	(3.86)
Net asset value at end of period	$16.60	$18.94	$23.77	$15.02	$16.68
Total return	(3.68%)	(10.25%)	58.55%	(9.86%)	0.08%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.09%[3]	1.09%[3]	1.08%	1.09%	1.09%
Gross operating expenses	1.09%[3]	1.09%[3]	1.08%	1.10%	1.09%
Net investment income (loss)	0.37%	0.13%	0.11%	0.17%	0.09%
Portfolio turnover rate	43%	74%	84%	113%	117%
Net assets, end of period (x 1,000)	$482,280	$542,600	$669,489	$491,478	$579,143

[1]	Calculated based on the average shares outstanding during the period.
[2]	The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
44
Schwab Active Equity Funds | Annual Report

Schwab Small-Cap Equity Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 96.1% OF NET ASSETS

Automobiles & Components 2.1%
Adient PLC *	19,412	653,990
American Axle & Manufacturing Holdings, Inc. *	282,501	1,906,882
Fox Factory Holding Corp. *	4,917	400,588
Goodyear Tire & Rubber Co. *	40,816	485,710
Modine Manufacturing Co. *	71,185	2,811,807
Patrick Industries, Inc.	20,743	1,558,836
Visteon Corp. *	9,566	1,101,334
Winnebago Industries, Inc.	19,570	1,134,082
		10,053,229

Banks 7.7%
Associated Banc-Corp.	283,604	4,597,221
Axos Financial, Inc. *	12,857	463,238
Cathay General Bancorp	14,906	505,462
CVB Financial Corp.	81,317	1,270,172
Eagle Bancorp, Inc.	33,074	644,282
Enterprise Financial Services Corp.	49,137	1,708,493
First BanCorp	118,067	1,576,194
Great Southern Bancorp, Inc.	37,856	1,882,200
Hancock Whitney Corp.	56,384	1,941,301
HomeTrust Bancshares, Inc.	36,484	751,935
International Bancshares Corp.	96,763	4,241,122
Mercantile Bank Corp.	80,576	2,654,173
Metropolitan Bank Holding Corp. *	9,073	294,056
OceanFirst Financial Corp.	56,964	721,164
Old Second Bancorp, Inc.	55,345	750,478
Peapack-Gladstone Financial Corp.	66,488	1,553,825
Premier Financial Corp.	58,933	1,022,488
Renasant Corp.	66,293	1,616,886
Republic Bancorp, Inc., Class A	29,304	1,294,944
Trustmark Corp.	52,006	1,045,841
UMB Financial Corp.	34,016	2,133,483
Univest Financial Corp.	74,816	1,246,435
WaFd, Inc.	53,428	1,318,603
WesBanco, Inc.	54,069	1,318,743
Westamerica BanCorp	10,745	507,594
Western New England Bancorp, Inc.	39,105	280,383
		37,340,716

Capital Goods 13.0%
AAR Corp. *	59,739	3,546,107
AeroVironment, Inc. *	23,032	2,640,849
Alamo Group, Inc.	1,240	198,772
Allient, Inc.	20,003	552,083
Applied Industrial Technologies, Inc.	8,582	1,317,423
Array Technologies, Inc. *	60,827	1,054,132
Atkore, Inc. *	49,030	6,093,448
AZZ, Inc.	8,881	419,805
Blue Bird Corp. *	40,378	735,283
Boise Cascade Co.	14,013	1,313,719
Ducommun, Inc. *	21,903	1,047,840
SECURITY	NUMBER OF SHARES	VALUE ($)
EMCOR Group, Inc.	26,931	5,565,291
Encore Wire Corp.	7,228	1,292,583
EnerSys	39,371	3,369,370
Helios Technologies, Inc.	12,420	642,362
Herc Holdings, Inc.	10,232	1,092,675
Hillenbrand, Inc.	15,692	596,767
IES Holdings, Inc. *	23,668	1,472,860
JELD-WEN Holding, Inc. *	73,662	834,591
Moog, Inc., Class A	36,008	4,178,728
Mueller Industries, Inc.	130,638	4,926,359
MYR Group, Inc. *	11,827	1,369,921
Preformed Line Products Co.	9,869	1,335,769
REV Group, Inc.	105,648	1,504,428
Shoals Technologies Group, Inc., Class A *	29,734	456,714
Simpson Manufacturing Co., Inc.	15,794	2,103,445
SPX Technologies, Inc. *	9,150	733,098
Sterling Infrastructure, Inc. *	47,856	3,486,310
Terex Corp.	41,534	1,902,257
Thermon Group Holdings, Inc. *	41,005	1,094,423
Titan International, Inc. *	103,699	1,178,021
UFP Industries, Inc.	20,619	1,962,310
V2X, Inc. *	13,983	714,112
Wabash National Corp.	42,901	887,622
Watts Water Technologies, Inc., Class A	5,805	1,004,323
		62,623,800

Commercial & Professional Services 2.6%
Brink's Co.	13,573	907,491
Casella Waste Systems, Inc., Class A *	19,178	1,446,980
Cimpress PLC *	28,148	1,679,591
Conduent, Inc. *	211,335	674,159
ExlService Holdings, Inc. *	104,720	2,734,239
IBEX Holdings Ltd. *	41,632	679,434
Insperity, Inc.	7,628	807,348
Kforce, Inc.	29,014	1,771,015
Legalzoom.com, Inc. *	107,566	1,072,433
Mastech Digital, Inc. *	20,611	180,346
NV5 Global, Inc. *	3,880	366,078
TriNet Group, Inc. *	3,542	363,940
		12,683,054

Consumer Discretionary Distribution & Retail 1.8%
Buckle, Inc.	19,762	667,363
Build-A-Bear Workshop, Inc.	54,997	1,363,926
Caleres, Inc.	20,191	516,486
CarParts.com, Inc. *	319,180	903,279
Dillard's, Inc., Class A	4,168	1,293,956
Group 1 Automotive, Inc.	7,928	2,000,472
Macy's, Inc.	69,503	846,546
Signet Jewelers Ltd.	13,397	935,512
		8,527,540

Consumer Durables & Apparel 1.5%
Crocs, Inc. *	13,283	1,186,437
La-Z-Boy, Inc.	14,013	409,740
See financial notes
Schwab Active Equity Funds | Annual Report
45

Schwab Small-Cap Equity Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Malibu Boats, Inc., Class A *	27,226	1,187,598
MasterCraft Boat Holdings, Inc. *	79,471	1,624,387
Oxford Industries, Inc.	9,747	822,647
Skyline Champion Corp. *	18,398	1,078,675
Solo Brands, Inc., Class A *	106,447	409,821
Vista Outdoor, Inc. *	12,338	309,931
		7,029,236

Consumer Services 3.7%
Bloomin' Brands, Inc.	119,304	2,784,555
Boyd Gaming Corp.	34,708	1,917,617
Dave & Buster's Entertainment, Inc. *	24,644	861,061
Everi Holdings, Inc. *	50,705	547,107
Frontdoor, Inc. *	48,278	1,396,682
Hilton Grand Vacations, Inc. *	60,285	2,167,246
Inspired Entertainment, Inc. *	82,270	821,055
International Game Technology PLC	19,494	495,537
Light & Wonder, Inc. *	12,679	926,962
PlayAGS, Inc. *	125,369	895,135
SeaWorld Entertainment, Inc. *	40,112	1,728,025
Stride, Inc. *	26,972	1,482,921
Target Hospitality Corp. *	12,771	175,346
Texas Roadhouse, Inc., Class A	16,545	1,679,979
		17,879,228

Consumer Staples Distribution & Retail 0.9%
Andersons, Inc.	82,220	4,121,689
BJ's Wholesale Club Holdings, Inc. *	1,874	127,657
PriceSmart, Inc.	3,346	209,091
		4,458,437

Energy 8.1%
California Resources Corp.	11,361	597,475
ChampionX Corp.	30,581	941,895
Chord Energy Corp.	5,763	952,739
Civitas Resources, Inc.	11,895	897,240
CONSOL Energy, Inc.	39,826	3,659,611
CVR Energy, Inc.	74,214	2,430,508
Equitrans Midstream Corp.	45,997	407,993
Liberty Energy, Inc., Class A	330,495	6,510,751
Magnolia Oil & Gas Corp., Class A	52,421	1,176,851
Matador Resources Co.	39,715	2,450,018
Murphy Oil Corp.	14,925	669,685
Par Pacific Holdings, Inc. *	57,002	1,870,806
Patterson-UTI Energy, Inc.	285,534	3,626,282
PBF Energy, Inc., Class A	66,393	3,155,659
Peabody Energy Corp.	27,391	646,154
RPC, Inc.	134,081	1,115,554
SM Energy Co.	53,225	2,146,032
Southwestern Energy Co. *	49,438	352,493
Teekay Corp. *	116,886	821,709
Teekay Tankers Ltd., Class A	33,393	1,659,632
U.S. Silica Holdings, Inc. *	178,439	2,153,759
W&T Offshore, Inc. *	151,384	628,244
		38,871,090

Equity Real Estate Investment Trusts (REITs) 5.7%
American Assets Trust, Inc.	32,229	572,065
Apple Hospitality REIT, Inc.	303,501	4,758,896
Armada Hoffler Properties, Inc.	244,009	2,430,330
BRT Apartments Corp.	8,355	135,602
CareTrust REIT, Inc.	48,538	1,044,538
COPT Defense Properties	56,092	1,278,897
DiamondRock Hospitality Co.	287,226	2,220,257
SECURITY	NUMBER OF SHARES	VALUE ($)
EastGroup Properties, Inc.	16,695	2,725,459
Empire State Realty Trust, Inc., Class A	224,158	1,813,438
Paramount Group, Inc.	107,689	460,909
Ryman Hospitality Properties, Inc.	74,294	6,359,566
Sabra Health Care REIT, Inc.	48,950	667,678
SITE Centers Corp.	74,696	870,955
Tanger Factory Outlet Centers, Inc.	44,000	992,200
Uniti Group, Inc.	71,621	329,457
Urban Edge Properties	64,162	1,017,609
		27,677,856

Financial Services 5.6%
Donnelley Financial Solutions, Inc. *	18,902	1,028,836
Enact Holdings, Inc.	46,559	1,283,166
Enova International, Inc. *	67,277	2,683,007
Essent Group Ltd.	27,018	1,276,330
EVERTEC, Inc.	13,758	437,229
Federal Agricultural Mortgage Corp., Class C	15,930	2,366,561
Jackson Financial, Inc., Class A	31,507	1,156,622
Merchants Bancorp	9,966	297,884
MGIC Investment Corp.	95,345	1,605,610
NMI Holdings, Inc., Class A *	75,095	2,053,848
OneMain Holdings, Inc.	40,460	1,453,728
Oportun Financial Corp. *	64,300	376,155
Piper Sandler Cos.	2,645	369,903
Radian Group, Inc.	58,696	1,487,357
Regional Management Corp.	48,070	1,195,020
StepStone Group, Inc., Class A	38,659	1,094,050
Stifel Financial Corp.	42,385	2,415,945
StoneX Group, Inc. *	17,191	1,638,646
Victory Capital Holdings, Inc., Class A	14,274	420,512
Virtus Investment Partners, Inc.	12,939	2,383,752
		27,024,161

Food, Beverage & Tobacco 2.5%
Cal-Maine Foods, Inc.	16,422	744,081
Coca-Cola Consolidated, Inc.	8,347	5,312,114
National Beverage Corp. *	36,784	1,706,042
Primo Water Corp.	189,849	2,479,428
Simply Good Foods Co. *	2,100	78,309
Vector Group Ltd.	172,970	1,778,132
		12,098,106

Health Care Equipment & Services 4.2%
Addus HomeCare Corp. *	5,252	414,383
AirSculpt Technologies, Inc. *(a)	44,104	264,624
AMN Healthcare Services, Inc. *	7,267	551,275
Avanos Medical, Inc. *	31,760	583,114
Axonics, Inc. *	8,943	457,971
Cerus Corp. *	270,093	378,130
Ensign Group, Inc.	15,157	1,464,166
Haemonetics Corp. *	12,962	1,104,751
Hims & Hers Health, Inc. *	189,621	1,133,934
Inmode Ltd. *	24,287	463,882
Inspire Medical Systems, Inc. *	1,777	261,503
Lantheus Holdings, Inc. *	54,307	3,508,232
LivaNova PLC *	10,347	507,520
Merit Medical Systems, Inc. *	50,725	3,486,837
OmniAb, Inc., Class A *(b)	5,508	0
OmniAb, Inc., Class B *(b)	5,508	0
Option Care Health, Inc. *	53,116	1,472,907
OraSure Technologies, Inc. *	157,626	813,350
Tenet Healthcare Corp. *	8,781	471,540
UFP Technologies, Inc. *	2,246	350,196
See financial notes
46
Schwab Active Equity Funds | Annual Report

Schwab Small-Cap Equity Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Utah Medical Products, Inc.	4,981	396,089
Veradigm, Inc. *	86,267	1,137,862
Zimvie, Inc. *	53,773	379,637
Zynex, Inc. *(a)	75,538	670,777
		20,272,680

Household & Personal Products 0.5%
elf Beauty, Inc. *	10,574	979,470
Medifast, Inc.	13,522	935,181
Nature's Sunshine Products, Inc. *	37,813	676,853
		2,591,504

Insurance 1.8%
American Equity Investment Life Holding Co.	39,161	2,073,967
CNO Financial Group, Inc.	179,972	4,171,751
Employers Holdings, Inc.	13,779	523,602
Genworth Financial, Inc., Class A *	105,366	631,142
Investors Title Co.	1,858	267,199
Kinsale Capital Group, Inc.	2,736	913,578
		8,581,239

Materials 4.4%
AdvanSix, Inc.	13,996	385,590
Alpha Metallurgical Resources, Inc.	4,791	1,053,828
Arch Resources, Inc.	8,548	1,289,295
Avient Corp.	71,456	2,259,439
Cabot Corp.	17,523	1,164,929
Commercial Metals Co.	20,853	881,873
Constellium SE, Class A *	220,404	3,482,383
Ecovyst, Inc. *	230,004	2,116,037
Ingevity Corp. *	7,366	296,702
LSB Industries, Inc. *	24,763	225,591
O-I Glass, Inc. *	56,088	866,560
Orion SA	116,107	2,356,972
Quaker Chemical Corp.	7,812	1,122,741
Rayonier Advanced Materials, Inc. *	105,791	293,041
Ryerson Holding Corp.	41,255	1,198,458
SunCoke Energy, Inc.	216,983	2,063,508
		21,056,947

Media & Entertainment 2.1%
AMC Networks, Inc., Class A *	88,455	1,043,769
Cars.com, Inc. *	48,886	744,534
Entravision Communications Corp., Class A	227,618	814,872
Gaia, Inc., Class A *	44,500	120,150
Gannett Co., Inc. *	148,450	347,373
Gray Television, Inc.	138,864	905,393
iHeartMedia, Inc., Class A *	97,406	228,904
IMAX Corp. *	54,112	985,380
Shutterstock, Inc.	21,642	880,397
Yelp, Inc., Class A *	85,755	3,618,003
Ziff Davis, Inc. *	10,428	630,477
		10,319,252

Pharmaceuticals, Biotechnology & Life Sciences 11.2%
2seventy bio, Inc. *	197,336	481,500
ACADIA Pharmaceuticals, Inc. *	130,149	2,937,463
Agios Pharmaceuticals, Inc. *	22,874	480,583
Alkermes PLC *	117,209	2,835,286
Amicus Therapeutics, Inc. *	152,254	1,670,226
Amneal Pharmaceuticals, Inc. *	447,489	1,731,782
Amphastar Pharmaceuticals, Inc. *	32,714	1,480,963
SECURITY	NUMBER OF SHARES	VALUE ($)
Amylyx Pharmaceuticals, Inc. *	29,523	481,520
ANI Pharmaceuticals, Inc. *	24,982	1,542,389
Arcus Biosciences, Inc. *	34,756	546,017
Arrowhead Pharmaceuticals, Inc. *	32,572	800,945
Arvinas, Inc. *	24,829	400,243
Assertio Holdings, Inc. *	186,168	400,261
Aurinia Pharmaceuticals, Inc. *	123,092	903,495
Beam Therapeutics, Inc. *	12,397	262,073
Bridgebio Pharma, Inc. *	91,987	2,395,341
Cara Therapeutics, Inc. *	194,145	250,447
Catalyst Pharmaceuticals, Inc. *	131,363	1,630,215
Collegium Pharmaceutical, Inc. *	32,695	711,443
Deciphera Pharmaceuticals, Inc. *	78,471	940,867
Denali Therapeutics, Inc. *	36,824	693,396
Dynavax Technologies Corp. *	42,203	599,705
Eagle Pharmaceuticals, Inc. *	25,921	355,895
Editas Medicine, Inc. *	58,785	392,684
Fate Therapeutics, Inc. *	331,124	599,334
Halozyme Therapeutics, Inc. *	33,244	1,125,974
Harmony Biosciences Holdings, Inc. *	22,922	539,584
Harvard Bioscience, Inc. *	126,539	555,506
ImmunoGen, Inc. *	60,492	898,911
Ironwood Pharmaceuticals, Inc., Class A *	155,237	1,392,476
Karuna Therapeutics, Inc. *	4,784	797,062
Kiniksa Pharmaceuticals Ltd., Class A *	121,415	1,851,579
Ligand Pharmaceuticals, Inc. *	28,305	1,480,068
MacroGenics, Inc. *	356,212	1,859,427
Medpace Holdings, Inc. *	25,005	6,067,963
MiMedx Group, Inc. *	219,484	1,439,815
Morphic Holding, Inc. *	9,921	197,924
Myriad Genetics, Inc. *	18,320	285,426
Nurix Therapeutics, Inc. *	218,375	1,220,716
Organogenesis Holdings, Inc., Class A *	265,465	594,642
Phibro Animal Health Corp., Class A	79,718	870,521
Prestige Consumer Healthcare, Inc. *	39,175	2,325,428
PTC Therapeutics, Inc. *	27,076	507,675
Rigel Pharmaceuticals, Inc. *	286,774	231,513
TG Therapeutics, Inc. *	30,413	235,092
Travere Therapeutics, Inc. *	27,136	175,841
Vanda Pharmaceuticals, Inc. *	196,999	862,856
Veracyte, Inc. *	84,876	1,758,631
Vericel Corp. *	19,832	697,690
Vir Biotechnology, Inc. *	30,877	244,855
Xencor, Inc. *	23,893	414,544
		54,155,792

Real Estate Management & Development 0.1%
eXp World Holdings, Inc.	26,931	357,374

Semiconductors & Semiconductor Equipment 2.3%
Ambarella, Inc. *	5,097	229,314
Amkor Technology, Inc.	29,727	620,105
Axcelis Technologies, Inc. *	20,820	2,654,550
Diodes, Inc. *	18,066	1,175,735
Lattice Semiconductor Corp. *	64,917	3,610,034
MaxLinear, Inc. *	41,976	638,035
Onto Innovation, Inc. *	5,610	630,396
Photronics, Inc. *	45,125	828,495
Synaptics, Inc. *	8,663	724,747
		11,111,411

Software & Services 6.7%
8x8, Inc. *	315,131	750,012
Agilysys, Inc. *	4,228	362,720
Alarm.com Holdings, Inc. *	10,732	548,727
See financial notes
Schwab Active Equity Funds | Annual Report
47

Schwab Small-Cap Equity Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Asana, Inc., Class A *	42,621	787,210
BlackLine, Inc. *	35,649	1,750,366
Box, Inc., Class A *	167,928	4,174,690
CommVault Systems, Inc. *	10,126	661,734
Domo, Inc., Class B *	74,301	606,296
eGain Corp. *	188,200	1,132,964
Everbridge, Inc. *	54,978	1,133,097
Hackett Group, Inc.	64,409	1,435,677
PagerDuty, Inc. *	107,748	2,173,277
Q2 Holdings, Inc. *	71,042	2,133,391
Qualys, Inc. *	35,767	5,470,563
Sprinklr, Inc., Class A *	75,428	1,025,066
Sprout Social, Inc., Class A *	27,507	1,190,503
Tenable Holdings, Inc. *	16,251	684,330
Unisys Corp. *	298,137	828,821
Weave Communications, Inc. *	77,820	557,191
Workiva, Inc., Class A *	29,345	2,555,656
Yext, Inc. *	109,304	659,103
Zeta Global Holdings Corp., Class A *	92,943	724,955
Zuora, Inc., Class A *	117,441	870,238
		32,216,587

Technology Hardware & Equipment 4.0%
Arlo Technologies, Inc. *	140,046	1,188,991
Bel Fuse, Inc., Class B	5,697	308,663
Belden, Inc.	31,827	2,256,534
Calix, Inc. *	7,357	243,664
CommScope Holding Co., Inc. *	256,955	380,293
ePlus, Inc. *	5,999	374,938
Extreme Networks, Inc. *	151,517	3,124,281
Fabrinet *	16,503	2,557,965
OSI Systems, Inc. *	15,389	1,604,611
Sanmina Corp. *	8,821	448,724
Super Micro Computer, Inc. *	14,576	3,490,515
Vishay Intertechnology, Inc.	89,781	1,996,729
Xerox Holdings Corp.	85,124	1,092,992
		19,068,900

Telecommunication Services 0.8%
Iridium Communications, Inc.	32,245	1,194,677
Liberty Latin America Ltd., Class A *	333,190	2,275,688
Ooma, Inc. *	32,459	354,128
		3,824,493

Transportation 1.0%
ArcBest Corp.	4,717	513,587
Daseke, Inc. *	248,260	1,102,274
Forward Air Corp.	15,666	1,009,047
Hub Group, Inc., Class A *	10,756	739,475
SECURITY	NUMBER OF SHARES	VALUE ($)
Matson, Inc.	14,599	1,270,843
Radiant Logistics, Inc. *	69,136	405,137
		5,040,363

Utilities 1.8%
Chesapeake Utilities Corp.	8,539	756,641
Clearway Energy, Inc., Class A	105,973	2,158,670
Consolidated Water Co. Ltd.	15,291	451,390
Genie Energy Ltd., Class B	28,081	557,127
New Jersey Resources Corp.	20,859	846,458
Otter Tail Corp.	52,190	4,015,499
Via Renewables, Inc., Class A	21,017	118,956
		8,904,741
Total Common Stocks (Cost $461,210,267)		463,767,736

SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)(d)	901,550	901,550
Total Short-Term Investments (Cost $901,550)		901,550
Total Investments in Securities (Cost $462,111,817)		464,669,286

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 12/15/23	150	12,513,000	(1,528,380)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $886,296.
(b)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust
See financial notes
48
Schwab Active Equity Funds | Annual Report

Schwab Small-Cap Equity Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$443,495,056	$—	$—	$443,495,056
Health Care Equipment & Services	20,272,680	—	0 *	20,272,680
Short-Term Investments[1]	901,550	—	—	901,550
Liabilities
Futures Contracts[2]	(1,528,380)	—	—	(1,528,380)
Total	$463,140,906	$—	$—	$463,140,906

*	Level 3 amount shown includes securities determined to have no value at October 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
Schwab Active Equity Funds | Annual Report
49

Schwab Small-Cap Equity Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $462,111,817) including securities on loan of $886,296		$464,669,286
Cash		17,906,651
Deposit with broker for futures contracts		930,000
Receivables:
Variation margin on future contracts		111,000
Dividends		106,893
Fund shares sold		96,463
Investments sold		31,813
Income from securities on loan		2,604
Prepaid expenses	+	16,812
Total assets		483,871,522

Liabilities
Collateral held for securities on loan		901,550
Payables:
Investment adviser and administrator fees		331,892
Fund shares redeemed		171,780
Shareholder service fees		101,435
Accrued expenses	+	84,926
Total liabilities		1,591,583
Net assets		$482,279,939

Net Assets by Source
Capital received from investors		$482,569,071
Total distributable loss	+	(289,132)
Net assets		$482,279,939

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$482,279,939		29,045,304		$16.60

See financial notes
50
Schwab Active Equity Funds | Annual Report

Schwab Small-Cap Equity Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $17,107)		$7,338,963
Interest received from securities - unaffiliated		290,403
Securities on loan, net	+	24,395
Total investment income		7,653,761

Expenses
Investment adviser and administrator fees		4,263,263
Shareholder service fees		1,292,154
Portfolio accounting fees		52,482
Professional fees		36,094
Registration fees		25,953
Shareholder reports		21,502
Independent trustees’ fees		7,212
Custodian fees		6,718
Transfer agent fees		2,699
Proxy fees[1]		714
Other expenses	+	6,138
Total expenses		5,714,929
Expense reduction	–	2,306
Net expenses	–	5,712,623
Net investment income		1,941,138

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(1,970,714)
Net realized losses on futures contracts	+	(234,659)
Net realized losses		(2,205,373)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(14,869,399)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(1,528,380)
Net change in unrealized appreciation (depreciation)	+	(16,397,779)
Net realized and unrealized losses		(18,603,152)
Decrease in net assets resulting from operations		($16,662,014 )

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
See financial notes
Schwab Active Equity Funds | Annual Report
51

Schwab Small-Cap Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$1,941,138	$755,100
Net realized gains (losses)		(2,205,373)	47,112,621
Net change in unrealized appreciation (depreciation)	+	(16,397,779)	(116,734,506)
Decrease in net assets from operations		($16,662,014 )	($68,866,785 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($48,159,983 )	($73,439,993 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,298,167	$40,190,557	2,182,967	$45,773,419
Shares reinvested		2,100,068	36,121,156	2,701,118	55,345,927
Shares redeemed	+	(4,004,689)	(71,810,121)	(4,395,790)	(85,701,441)
Net transactions in fund shares		393,546	$4,501,592	488,295	$15,417,905

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		28,651,758	$542,600,344	28,163,463	$669,489,217
Total increase (decrease)	+	393,546	(60,320,405)	488,295	(126,888,873)
End of period		29,045,304	$482,279,939	28,651,758	$542,600,344
See financial notes
52
Schwab Active Equity Funds | Annual Report

Schwab Health Care Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$26.08	$30.58	$26.27	$25.08	$25.85
Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.20	0.21	0.26	0.26
Net realized and unrealized gains (losses)	(1.14)	(1.13)	7.09	2.11	1.27
Total from investment operations	(0.94)	(0.93)	7.30	2.37	1.53
Less distributions:
Distributions from net investment income	(0.19)	(0.23)	(0.23)	(0.29)	(0.24)
Distributions from net realized gains	(0.90)	(3.34)	(2.76)	(0.89)	(2.06)
Total distributions	(1.09)	(3.57)	(2.99)	(1.18)	(2.30)
Net asset value at end of period	$24.05	$26.08	$30.58	$26.27	$25.08
Total return	(4.04%)	(3.82%)	30.02%	9.57%	6.51%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.79%[2]	0.80%[2]	0.80%	0.80%	0.80%
Gross operating expenses	0.79%[2]	0.80%[2]	0.80%	0.80%	0.80%
Net investment income (loss)	0.79%	0.76%	0.76%	1.01%	1.05%
Portfolio turnover rate	53%	59%	70%	73%	45%
Net assets, end of period (x 1,000)	$733,285	$829,028	$901,637	$745,705	$778,753

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Active Equity Funds | Annual Report
53

Schwab Health Care Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.2% OF NET ASSETS

Australia 1.0%
Cochlear Ltd.	37,991	5,823,037
Pro Medicus Ltd.	37,578	1,789,950
		7,612,987

Belgium 0.3%
UCB SA	27,137	1,984,800

Denmark 4.8%
Novo Nordisk AS, Class B	364,322	35,148,405

France 2.3%
BioMerieux	20,046	1,924,665
Ipsen SA	52,377	6,190,565
Sanofi SA	100,008	9,081,350
		17,196,580

Ireland 2.6%
Medtronic PLC	265,176	18,710,819

Japan 2.2%
Astellas Pharma, Inc.	486,400	6,152,897
Hoya Corp.	40,800	3,927,758
Ono Pharmaceutical Co. Ltd.	113,000	1,951,451
Otsuka Holdings Co. Ltd.	25,000	841,149
Shionogi & Co. Ltd.	62,800	2,924,257
		15,797,512

Switzerland 5.0%
Novartis AG	234,058	21,912,406
Roche Holding AG	57,811	14,898,448
		36,810,854

United Kingdom 4.0%
AstraZeneca PLC	153,385	19,204,356
ConvaTec Group PLC	533,895	1,325,099
GSK PLC	507,922	9,054,604
		29,584,059

United States 77.0%
Abbott Laboratories	192,684	18,218,272
AbbVie, Inc.	159,114	22,463,714
Agilent Technologies, Inc.	91,173	9,424,553
Align Technology, Inc. *	6,100	1,125,999
Alkermes PLC *	114,503	2,769,828
Amgen, Inc.	82,877	21,191,649
SECURITY	NUMBER OF SHARES	VALUE ($)
Amphastar Pharmaceuticals, Inc. *	28,890	1,307,850
Becton Dickinson & Co.	58,074	14,679,946
Biogen, Inc. *	34,933	8,297,985
BioMarin Pharmaceutical, Inc. *	73,957	6,023,798
Boston Scientific Corp. *	38,577	1,974,757
Bristol-Myers Squibb Co.	169,918	8,755,875
Cardinal Health, Inc.	41,972	3,819,452
Cigna Group	68,890	21,300,788
Cooper Cos., Inc.	5,133	1,600,213
CVS Health Corp.	9,928	685,131
Danaher Corp.	42,006	8,065,992
DENTSPLY SIRONA, Inc.	125,538	3,817,611
Edwards Lifesciences Corp. *	85,087	5,421,744
Elanco Animal Health, Inc. *	449,435	3,959,522
Elevance Health, Inc.	37,311	16,793,308
Eli Lilly & Co.	95,499	52,899,761
Gilead Sciences, Inc.	297,096	23,333,920
Halozyme Therapeutics, Inc. *	176,891	5,991,298
HCA Healthcare, Inc.	5,707	1,290,581
Hologic, Inc. *	117,098	7,748,375
Humana, Inc.	24,138	12,640,829
Incyte Corp. *	42,696	2,302,595
Intuitive Surgical, Inc. *	25,451	6,673,761
IQVIA Holdings, Inc. *	62,840	11,363,357
Jazz Pharmaceuticals PLC *	79,482	10,095,804
Johnson & Johnson	203,709	30,218,193
Lantheus Holdings, Inc. *	37,670	2,433,482
McKesson Corp.	28,598	13,022,385
Medpace Holdings, Inc. *	24,405	5,922,361
Merck & Co., Inc.	335,525	34,458,417
Merit Medical Systems, Inc. *	44,501	3,058,999
Mettler-Toledo International, Inc. *	9,603	9,460,876
Option Care Health, Inc. *	134,549	3,731,044
Pfizer, Inc.	348,474	10,649,365
Prestige Consumer Healthcare, Inc. *	91,003	5,401,938
Quanterix Corp. *	29,196	634,137
Regeneron Pharmaceuticals, Inc. *	8,376	6,532,359
Stryker Corp.	28,597	7,727,481
Thermo Fisher Scientific, Inc.	24,114	10,725,184
United Therapeutics Corp. *	33,883	7,551,165
UnitedHealth Group, Inc.	93,840	50,256,950
Veeva Systems, Inc., Class A *	13,260	2,555,335
Veracyte, Inc. *	39,324	814,793
Vertex Pharmaceuticals, Inc. *	60,877	22,044,170
Zimmer Biomet Holdings, Inc.	78,904	8,238,367
Zoetis, Inc.	83,002	13,031,314
		564,506,583
Total Common Stocks (Cost $518,680,148)		727,352,599
Total Investments in Securities (Cost $518,680,148)		727,352,599

*	Non-income producing security.
See financial notes
54
Schwab Active Equity Funds | Annual Report

Schwab Health Care Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$583,217,402	$—	$—	$583,217,402
Australia	—	7,612,987	—	7,612,987
Belgium	—	1,984,800	—	1,984,800
Denmark	—	35,148,405	—	35,148,405
France	—	17,196,580	—	17,196,580
Japan	—	15,797,512	—	15,797,512
Switzerland	—	36,810,854	—	36,810,854
United Kingdom	1,325,099	28,258,960	—	29,584,059
Total	$584,542,501	$142,810,098	$—	$727,352,599

[1]	As categorized in the Portfolio Holdings.
See financial notes
Schwab Active Equity Funds | Annual Report
55

Schwab Health Care Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $518,680,148)		$727,352,599
Cash		954,714
Foreign currency, at value (cost $424,903)		424,752
Receivables:
Investments sold		8,447,597
Foreign tax reclaims		831,715
Dividends		646,299
Fund shares sold		38,175
Prepaid expenses	+	11,825
Total assets		738,707,676

Liabilities
Payables:
Investments bought		4,373,547
Fund shares redeemed		454,418
Investment adviser and administrator fees		331,004
Shareholder service fees		152,373
Accrued expenses	+	111,000
Total liabilities		5,422,342
Net assets		$733,285,334

Net Assets by Source
Capital received from investors		$499,068,502
Total distributable earnings	+	234,216,832
Net assets		$733,285,334

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$733,285,334		30,488,343		$24.05

See financial notes
56
Schwab Active Equity Funds | Annual Report

Schwab Health Care Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $331,623)		$12,757,668
Interest received from securities - unaffiliated		9,434
Securities on loan, net	+	25,189
Total investment income		12,792,291

Expenses
Investment adviser and administrator fees		4,316,797
Shareholder service fees		1,905,399
Shareholder reports		37,356
Professional fees		33,597
Registration fees		33,203
Portfolio accounting fees		27,555
Custodian fees		13,571
Independent trustees’ fees		7,902
Transfer agent fees		5,771
Proxy fees[1]		1,225
Other expenses	+	18,819
Total expenses		6,401,195
Expense reduction	–	5,054
Net expenses	–	6,396,141
Net investment income		6,396,150

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		21,225,519
Net realized gains on foreign currency transactions	+	55,660
Net realized gains		21,281,179
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(58,098,735)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	76,218
Net change in unrealized appreciation (depreciation)	+	(58,022,517)
Net realized and unrealized losses		(36,741,338)
Decrease in net assets resulting from operations		($30,345,188 )

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
See financial notes
Schwab Active Equity Funds | Annual Report
57

Schwab Health Care Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$6,396,150	$6,442,173
Net realized gains		21,281,179	27,130,150
Net change in unrealized appreciation (depreciation)	+	(58,022,517)	(67,606,202)
Decrease in net assets from operations		($30,345,188 )	($34,033,879 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($34,603,137 )	($104,700,574 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,914,250	$49,354,082	2,461,080	$66,220,931
Shares reinvested		1,116,087	30,056,232	3,264,406	91,174,878
Shares redeemed	+	(4,324,885)	(110,204,717)	(3,426,455)	(91,270,455)
Net transactions in fund shares		(1,294,548)	($30,794,403 )	2,299,031	$66,125,354

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		31,782,891	$829,028,062	29,483,860	$901,637,161
Total increase (decrease)	+	(1,294,548)	(95,742,728)	2,299,031	(72,609,099)
End of period		30,488,343	$733,285,334	31,782,891	$829,028,062
See financial notes
58
Schwab Active Equity Funds | Annual Report

Schwab International Core Equity Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$8.71	$11.55	$9.11	$10.04	$9.64
Income (loss) from investment operations:
Net investment income (loss)[1]	0.27	0.34	0.21	0.14	0.24
Net realized and unrealized gains (losses)	1.18	(2.86)	2.34	(0.71)	0.41
Total from investment operations	1.45	(2.52)	2.55	(0.57)	0.65
Less distributions:
Distributions from net investment income	(0.32)	(0.32)	(0.11)	(0.36)	(0.25)
Net asset value at end of period	$9.84	$8.71	$11.55	$9.11	$10.04
Total return	16.74%	(22.40%)	28.12%	(6.01%)	7.08%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.86%	0.86%[2]	0.86%	0.86%	0.86%
Gross operating expenses	0.87%	0.89%[2]	0.86%	0.88%	0.87%
Net investment income (loss)	2.65%	3.40%	1.93%	1.51%	2.44%
Portfolio turnover rate	62%	94%	103%	97%	91%
Net assets, end of period (x 1,000)	$511,144	$507,380	$692,619	$664,487	$975,511

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Active Equity Funds | Annual Report
59

Schwab International Core Equity Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 97.6% OF NET ASSETS

Australia 5.8%
ANZ Group Holdings Ltd.	206,416	3,254,969
Aristocrat Leisure Ltd.	153,174	3,765,030
BHP Group Ltd.	341,183	9,658,028
BlueScope Steel Ltd.	41,000	491,486
Fortescue Metals Group Ltd.	89,000	1,266,097
National Australia Bank Ltd.	108,648	1,946,347
Qantas Airways Ltd. *	385,482	1,207,678
QBE Insurance Group Ltd.	69,919	693,324
Sonic Healthcare Ltd.	127,838	2,340,849
Suncorp Group Ltd.	231,557	1,970,929
Technology One Ltd.	335,762	3,113,786
		29,708,523

Austria 1.0%
Erste Group Bank AG	23,066	825,977
Wienerberger AG	169,020	4,094,838
		4,920,815

Brazil 0.3%
Banco do Brasil SA	177,100	1,698,375

Canada 2.0%
CGI, Inc. *	66,709	6,440,239
Imperial Oil Ltd.	51,700	2,946,350
Suncor Energy, Inc.	19,600	634,747
		10,021,336

China 0.7%
COSCO SHIPPING Holdings Co. Ltd., H Shares	1,977,500	2,011,191
Tencent Holdings Ltd.	38,500	1,424,836
		3,436,027

Denmark 4.6%
Novo Nordisk AS, Class B	229,750	22,165,409
Pandora AS	12,369	1,402,898
		23,568,307

France 12.5%
BNP Paribas SA	35,323	2,031,214
Cie de Saint-Gobain SA	118,432	6,446,746
Eiffage SA	55,801	5,063,972
Engie SA	321,374	5,111,416
Hermes International SCA	1,695	3,162,574
Ipsen SA	57,701	6,819,822
L'Oreal SA	25,318	10,641,926
LVMH Moet Hennessy Louis Vuitton SE	10,241	7,331,843
Sanofi SA	22,454	2,038,963
SECURITY	NUMBER OF SHARES	VALUE ($)
Societe Generale SA	139,513	3,135,104
TotalEnergies SE	183,203	12,248,493
		64,032,073

Germany 7.8%
Allianz SE	17,113	4,008,592
Bayerische Motoren Werke AG	48,762	4,535,076
Deutsche Telekom AG	259,900	5,640,782
Heidelberg Materials AG	107,711	7,819,101
Infineon Technologies AG	85,787	2,505,856
Mercedes-Benz Group AG	57,599	3,388,794
SAP SE	38,147	5,116,746
Siemens AG	52,477	6,963,638
		39,978,585

Greece 0.5%
OPAP SA	147,339	2,495,671

Hong Kong 0.9%
China CITIC Bank Corp. Ltd., H Shares	1,982,000	884,186
NetEase, Inc.	57,000	1,219,888
PetroChina Co. Ltd., H Shares	3,942,000	2,573,004
		4,677,078

Israel 0.3%
Check Point Software Technologies Ltd. *	11,600	1,557,300

Italy 3.1%
Assicurazioni Generali SpA	61,244	1,216,529
Stellantis NV	335,309	6,264,358
UniCredit SpA	122,000	3,058,493
Unipol Gruppo SpA	967,764	5,242,940
		15,782,320

Japan 22.0%
Advantest Corp.	27,600	710,938
BayCurrent Consulting, Inc.	21,800	547,327
Canon, Inc.	25,200	595,745
Dai-ichi Life Holdings, Inc.	53,200	1,123,851
Denso Corp.	148,000	2,185,417
DMG Mori Co. Ltd.	83,900	1,387,706
Fujikura Ltd.	327,800	2,354,296
Hitachi Ltd.	60,000	3,803,195
Honda Motor Co. Ltd.	393,900	4,036,991
Hoya Corp.	52,003	5,006,256
Inpex Corp.	298,100	4,325,689
Japan Exchange Group, Inc.	236,700	4,680,694
Japan Post Insurance Co. Ltd.	49,100	945,473
Japan Tobacco, Inc.	157,782	3,672,985
KDDI Corp.	113,800	3,404,296
Lawson, Inc.	126,900	6,113,302
Marubeni Corp.	161,000	2,354,106
Mitsubishi Corp.	94,900	4,423,815
See financial notes
60
Schwab Active Equity Funds | Annual Report

Schwab International Core Equity Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Nexon Co. Ltd.	105,400	1,934,011
Nippon Building Fund, Inc.	325	1,305,828
NIPPON EXPRESS HOLDINGS, Inc.	25,800	1,326,001
Obic Co. Ltd.	9,530	1,408,689
Ono Pharmaceutical Co. Ltd.	208,100	3,593,779
Oracle Corp.	29,200	2,071,439
ORIX Corp.	364,000	6,619,826
Recruit Holdings Co. Ltd.	37,000	1,060,890
Renesas Electronics Corp. *	24,800	325,763
Sega Sammy Holdings, Inc.	224,400	3,509,519
Sekisui House Ltd.	117,000	2,291,181
Shimamura Co. Ltd.	10,600	1,046,111
Shin-Etsu Chemical Co. Ltd.	183,300	5,481,287
Sompo Holdings, Inc.	18,600	805,751
Sony Group Corp.	37,800	3,142,648
Sumitomo Mitsui Financial Group, Inc.	156,100	7,525,265
Suntory Beverage & Food Ltd.	70,600	2,124,569
Tokyo Electron Ltd.	25,400	3,356,296
Tokyo Gas Co. Ltd.	97,000	2,178,344
Toyo Suisan Kaisha Ltd.	38,000	1,752,975
Toyota Motor Corp.	362,000	6,332,734
Yakult Honsha Co. Ltd.	61,000	1,437,461
		112,302,449

Netherlands 5.7%
ABN AMRO Bank NV, GDR	158,364	2,132,942
ASML Holding NV	22,797	13,703,743
Koninklijke Ahold Delhaize NV	249,725	7,394,803
Wolters Kluwer NV	46,365	5,948,907
		29,180,395

Norway 0.6%
Equinor ASA	68,221	2,286,986
Norsk Hydro ASA	161,279	919,727
		3,206,713

Republic of Korea 1.5%
Doosan Bobcat, Inc.	107,318	3,083,354
Kia Corp.	62,597	3,576,256
Samsung Electronics Co. Ltd.	18,033	897,590
		7,557,200

Singapore 0.9%
Jardine Cycle & Carriage Ltd.	104,500	2,152,676
Jardine Matheson Holdings Ltd.	63,600	2,577,142
		4,729,818

Spain 1.8%
Banco Bilbao Vizcaya Argentaria SA	300,000	2,360,169
Banco Santander SA (a)	1,078,329	3,966,022
Endesa SA	105,189	1,979,096
Industria de Diseno Textil SA	24,116	832,436
		9,137,723

Sweden 1.2%
Assa Abloy AB, B Shares	26,900	573,375
Atlas Copco AB, A Shares	237,205	3,071,572
Nordea Bank Abp	144,421	1,521,073
Sandvik AB	22,805	388,438
SSAB AB, A Shares	85,965	514,975
		6,069,433

SECURITY	NUMBER OF SHARES	VALUE ($)
Switzerland 7.9%
ABB Ltd.	57,000	1,915,069
Holcim AG *	108,480	6,707,075
Nestle SA	95,008	10,245,542
Novartis AG	161,239	15,095,124
Roche Holding AG	23,233	5,987,366
UBS Group AG	30,535	717,464
		40,667,640

Taiwan 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	237,000	3,870,804

United Kingdom 15.7%
AstraZeneca PLC	25,860	3,237,765
BAE Systems PLC	418,574	5,628,298
Burberry Group PLC	50,263	1,035,923
Centrica PLC	4,158,288	7,960,195
CRH PLC	75,224	4,037,033
Games Workshop Group PLC	20,302	2,440,959
Glencore PLC	508,625	2,694,097
GSK PLC	336,163	5,992,697
Hikma Pharmaceuticals PLC	71,900	1,665,889
Howden Joinery Group PLC	292,851	2,274,311
HSBC Holdings PLC	1,147,535	8,285,680
Imperial Brands PLC	180,648	3,848,554
Investec PLC	821,614	4,554,752
Land Securities Group PLC	63,841	442,527
Legal & General Group PLC	830,297	2,139,262
Man Group PLC	1,287,933	3,443,464
NatWest Group PLC	702,672	1,528,885
Next PLC	34,804	2,918,050
Rio Tinto PLC	38,893	2,481,391
Shell PLC	299,996	9,667,919
Tesco PLC	762,547	2,502,342
Unilever PLC	28,498	1,349,683
		80,129,676
Total Common Stocks (Cost $451,174,280)		498,728,261
See financial notes
Schwab Active Equity Funds | Annual Report
61

Schwab International Core Equity Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 2.6% OF NET ASSETS

Money Market Funds 2.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (b)	9,720,612	9,720,612
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (b)(c)	3,666,000	3,666,000
		13,386,612
Total Short-Term Investments (Cost $13,386,612)		13,386,612
Total Investments in Securities (Cost $464,560,892)		512,114,873

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $3,370,826.
(b)	The rate shown is the annualized 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

GDR —	Global Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$293,019,125	$—	$293,019,125
Brazil	1,698,375	—	—	1,698,375
Canada	10,021,336	—	—	10,021,336
Israel	1,557,300	—	—	1,557,300
Japan	6,113,302	106,189,147	—	112,302,449
United Kingdom	4,554,752	75,574,924	—	80,129,676
Short-Term Investments[1]	13,386,612	—	—	13,386,612
Total	$37,331,677	$474,783,196	$—	$512,114,873

[1]	As categorized in the Portfolio Holdings.
See financial notes
62
Schwab Active Equity Funds | Annual Report

Schwab International Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $464,560,892) including securities on loan of $3,370,826		$512,114,873
Foreign currency, at value (cost $640,180)		640,362
Receivables:
Dividends		1,324,156
Foreign tax reclaims		1,135,593
Fund shares sold		301,738
Income from securities on loan		1,911
Prepaid expenses	+	11,364
Total assets		515,529,997

Liabilities
Collateral held for securities on loan		3,666,000
Payables:
Investment adviser and administrator fees		247,088
IRS compliance fee for foreign withholding tax claims		141,830
Shareholder service fees		99,262
Fund shares redeemed		60,117
Accrued expenses	+	171,541
Total liabilities		4,385,838
Net assets		$511,144,159

Net Assets by Source
Capital received from investors		$555,629,353
Total distributable loss	+	(44,485,194)
Net assets		$511,144,159

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$511,144,159		51,940,187		$9.84

See financial notes
Schwab Active Equity Funds | Annual Report
63

Schwab International Core Equity Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $1,570,723)		$19,097,682
IRS compliance fee for foreign withholding tax claims		(141,830)
Securities on loan, net	+	86,147
Total investment income		19,041,999

Expenses
Investment adviser and administrator fees		3,138,184
Shareholder service fees		1,327,806
Professional fees		65,197 [1]
Custodian fees		57,729
Portfolio accounting fees		32,304
Registration fees		24,325
Shareholder reports		21,646
Transfer agent fees		15,986
Independent trustees’ fees		7,224
Other expenses	+	18,383
Total expenses		4,708,784
Expense reduction	–	29,735 [1]
Net expenses	–	4,679,049
Net investment income		14,362,950

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		5,782,551
Net realized losses on foreign currency transactions	+	(430,617)
Net realized gains		5,351,934
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		65,214,386
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	118,970
Net change in unrealized appreciation (depreciation)	+	65,333,356
Net realized and unrealized gains		70,685,290
Increase in net assets resulting from operations		$85,048,240

[1]
Includes professional fees of $4,179 associated with the filing of foreign withholding tax claims in the European Union and $20,000 associated with preparing the filing of a closing agreement with the IRS, fees are deemed to be non-contingent and non-routine expenses of the fund (see financial notes 2(d) and 4 for additional information).

See financial notes
64
Schwab Active Equity Funds | Annual Report

Schwab International Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$14,362,950	$20,646,356
Net realized gains (losses)		5,351,934	(34,734,177)
Net change in unrealized appreciation (depreciation)	+	65,333,356	(139,565,958)
Increase (decrease) in net assets resulting from operations		$85,048,240	($153,653,779 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($18,031,388 )	($19,624,124 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,846,614	$18,701,524	7,796,290	$80,239,327
Shares reinvested		1,694,173	16,162,412	1,446,960	16,191,478
Shares redeemed	+	(9,868,515)	(98,116,676)	(10,921,575)	(108,391,973)
Net transactions in fund shares		(6,327,728)	($63,252,740 )	(1,678,325)	($11,961,168 )

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		58,267,915	$507,380,047	59,946,240	$692,619,118
Total increase (decrease)	+	(6,327,728)	3,764,112	(1,678,325)	(185,239,071)
End of period		51,940,187	$511,144,159	58,267,915	$507,380,047
See financial notes
Schwab Active Equity Funds | Annual Report
65

Schwab Active Equity Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST
Schwab Core Equity Fund	Schwab Target 2045 Fund
Schwab Dividend Equity Fund	Schwab Target 2050 Fund
Schwab Large-Cap Growth Fund	Schwab Target 2055 Fund
Schwab Small-Cap Equity Fund	Schwab Target 2060 Fund
Schwab Health Care Fund	Schwab Target 2065 Fund
Schwab International Core Equity Fund	Schwab Fundamental US Large Company Index Fund
Schwab S&P 500 Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental International Small Company Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2010 Index Fund
Schwab International Index Fund®	Schwab Target 2015 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2020 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2025 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2030 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2035 Index Fund
Schwab International Opportunities Fund	Schwab Target 2040 Index Fund
Schwab Balanced Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund - Target Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund - Flexible Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund - Income Payout
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
66
Schwab Active Equity Funds | Annual Report

Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the funds’ investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the funds’ portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
• Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of a fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of a fund’s shares and seeks to help ensure that the prices at which a fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark.
• Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
• Mutual funds: Mutual funds are valued at their respective NAVs.
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value a fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, ETFs and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
Schwab Active Equity Funds | Annual Report
67

Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of a fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2023, are disclosed in each fund’s Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank.  Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of October 31, 2023, Schwab Small-Cap Equity Fund and Schwab International Core Equity Fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2023, are disclosed in the fund’s Portfolio Holdings and Statement of Assets and Liabilities.
68
Schwab Active Equity Funds | Annual Report

Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Cash Investments: The funds, except for Schwab Core Equity Fund and Schwab International Core Equity Fund, may invest a portion of their assets in cash. Cash includes cash bank balances in an interest-bearing demand deposit account with maturity on demand by the funds.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code, as amended, definition of a Passive Foreign Investment Company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
Central Securities Depositories Regulation: The Central Securities Depositories Regulation (CSDR) introduced measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The Schwab Dividend Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. These cash penalties are included in net realized gains (losses) on sales of securities in each fund’s Statement of Operations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations, if any, in each fund’s Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments, if any.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
Schwab Active Equity Funds | Annual Report
69

Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The Schwab International Core Equity Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. The professional fees related to European Union foreign withholding tax claims are non-contingent and non-routine fees which are subject to repayment to the investment adviser (see financial note 4 for additional information).
For U.S. income tax purposes, European Union reclaims received reduce the amounts of foreign taxes that the fund passes through to its shareholders. If European Union reclaims received exceed foreign withholding taxes paid, the Schwab International Core Equity Fund will evaluate the requirements for entering into a closing agreement with the Internal Revenue Service (IRS) to address any prior years’ U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the fund paying an IRS compliance fee, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by fund shareholders on their tax returns in prior years. During the period ended October 31, 2023, it was determined that the Schwab International Core Equity Fund is expected to seek a closing agreement with the IRS.
The Schwab International Core Equity Fund will pay a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by fund shareholders on their tax returns in prior years. The Schwab International Core Equity Fund has recorded contra income for the estimated IRS compliance fee for foreign withholding tax claims and a liability for professional fees associated with the filing of the closing agreement with the IRS, which is disclosed in the fund’s Statement of Operations and Statement of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material. There were professional fees related to the preparation of the closing agreement to be filed with the IRS, those fees are non-routine expenses and are paid by the Schwab International Core Equity Fund and not the adviser, during the period ended October 31, 2023, those fees were $20,000, as shown as Professional fees in the fund’s Statement of Operations.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income, if any, once a year, with the exception of Schwab Dividend Equity Fund which typically pays quarterly distributions. The funds make distributions from net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in each fund’s Statement of Operations. Foreign taxes accrued as of October 31, 2023, if any, are reflected in each fund’s Statement of Assets and Liabilities.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Regulatory Update:
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Management Risk. The investment techniques, risk analyses and portfolio optimization process the investment adviser may use in constructing the fund’s portfolio do not assure successful investment outcomes. Securities selected with the assistance of the investment process may be negatively impacted by factors or events not foreseen in developing the process. The portfolio optimization process and Schwab Equity Ratings and Schwab Equity International Ratings may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs. The fund’s investment adviser may make investment decisions using historical information that may not produce the desired results in the future. As a result, a fund may have a lower return than if it were managed using another process or strategy.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
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Financial Notes (continued)

3. Risk Factors (continued):
Dividend Paying Stock Risk. To the extent that a fund invests in dividend paying stocks, the fund’s performance will correlate with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Derivatives Risk. The principal type of derivative used by a fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, counterparty risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Exchange-Traded Fund (ETF) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
REITs Risk. A fund’s investments in real estate investment trusts (REITs) will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks; for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on a fund. In addition, REITs have their own expenses, and a fund will bear a proportionate share of those expenses.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market, and GDRs in particular, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the
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Financial Notes (continued)

3. Risk Factors (continued):
financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Concentration Risk. The investments of certain funds are concentrated in issuers doing business in the same sector, and therefore, the companies in which a fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges. In addition, a fund is subject to the risks that stocks of these companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Portfolio Turnover Risk. The funds buy and sell portfolio securities actively. This may cause a fund’s portfolio turnover rate and transaction costs to rise, which may lower a fund’s performance and may increase the likelihood of capital gains distributions.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to the Investment Advisory and Administration Agreement between the investment adviser and the trust.
For its advisory and administrative services to the funds, the investment adviser is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% OF AVERAGE DAILY NET ASSETS	SCHWAB CORE EQUITY FUND	SCHWAB DIVIDEND EQUITY FUND	SCHWAB LARGE-CAP GROWTH FUND	SCHWAB SMALL-CAP EQUITY FUND	SCHWAB INTERNATIONAL CORE EQUITY FUND
Flat rate	0.47%	0.62%	0.72%	0.81%	0.58%

% OF AVERAGE DAILY NET ASSETS	SCHWAB HEALTH CARE FUND
First $500 million	0.54%
$500 million to $1 billion	0.515%
Over $1 billion	0.49%
For the period ended October 31, 2023, the aggregate advisory fee paid to the investment adviser by the Schwab Health Care Fund was 0.53%, as a percentage of the fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of the investment adviser (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Expense Limitation
The investment adviser and its affiliates have made an additional agreement with the funds, for so long as the investment adviser serves as the investment adviser to the funds, in which the agreement may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The below expense limitation also excludes paying acquired fund fees and expenses, which are indirect expenses incurred by the funds through their investments in underlying funds. The expense limitation as a percentage of average daily net assets is as follows:
SCHWAB CORE EQUITY FUND	SCHWAB DIVIDEND EQUITY FUND	SCHWAB LARGE-CAP GROWTH FUND	SCHWAB SMALL-CAP EQUITY FUND	SCHWAB HEALTH CARE FUND	SCHWAB INTERNATIONAL CORE EQUITY FUND
0.75%	0.89%	0.99%	1.12%	0.82%	0.86%
Investments from Affiliates
Certain funds in the Fund Complex may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2023, as applicable:
UNDERLYING FUNDS
	SCHWAB CORE EQUITY FUND	SCHWAB SMALL-CAP EQUITY FUND	SCHWAB INTERNATIONAL CORE EQUITY FUND
Schwab Balanced Fund	13.2%	9.8%	— %
Schwab Target 2010 Fund	0.1%	0.1%	0.3%
Schwab Target 2015 Fund	0.1%	0.1%	0.3%
Schwab Target 2020 Fund	0.5%	1.0%	2.5%
Schwab Target 2025 Fund	0.9%	1.7%	4.5%
Schwab Target 2030 Fund	2.6%	5.1%	11.3%
Schwab Target 2035 Fund	1.6%	3.5%	7.5%
Schwab Target 2040 Fund	3.6%	8.0%	16.5%
Schwab Target 2045 Fund	0.8%	2.2%	4.2%
Schwab Target 2050 Fund	0.9%	2.5%	4.4%
Schwab Target 2055 Fund	0.6%	1.8%	3.1%
Schwab Target 2060 Fund	0.2%	0.6%	1.1%
Schwab Target 2065 Fund	0.0%*	0.1%	0.2%

*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to European Union foreign withholding tax claims discussed in financial note 2(d) are non-contingent and non-routine fees. The investment adviser agreed to pay these professional fees, on behalf of the Schwab International Core Equity Fund, subject to reimbursement by the fund to the extent the fund is able to successfully recover taxes withheld in the future.
During the period ended October 31, 2023, the professional fees related to the filing of foreign withholding claims incurred by the Schwab International Core Equity Fund and paid by the investment adviser were $4,179, as shown as Professional fees in the fund’s Statement of Operations.
During the period ended October 31, 2023, the Schwab International Core Equity Fund recovered previously withheld foreign taxes from Sweden. The payments received by Schwab International Core Equity Fund amounted to $455,245, and is recorded as Dividends received from securities — unaffiliated in the fund’s Statement of Operations. The investment adviser paid upfront professional fees associated with recovering these foreign taxes in the amount of $4,162, which has been reimbursed to the investment adviser by the Schwab International Core Equity Fund and is recorded as Dividends received from securities  - unaffiliated in the fund’s Statement of Operations.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
As of October 31, 2023, the balance of professional fees related to foreign withholding tax claims subject to future reimbursement by the Schwab International Core Equity Fund to the investment adviser was $2,275.
No other amounts for additional foreign withholding tax claims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The funds did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $1 billion line of credit (the Syndicated Credit Facility), which matured on September 28, 2023. On September 28, 2023, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 28, 2023. On September 28, 2023, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings by any of the funds from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed in each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at October 31, 2023, if any, are presented in each fund’s Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts, if any, are presented in each fund’s Statement of Operations. Refer to
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Financial Notes (continued)

7. Derivatives (continued):
financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts.  During the period ended October 31, 2023, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab Core Equity Fund	$—	—
Schwab Dividend Equity Fund	—	—
Schwab Large-Cap Growth Fund	2,452,212	11
Schwab Small-Cap Equity Fund	5,357,250	58
Schwab Health Care Fund	—	—
Schwab International Core Equity Fund	—	—

8. Purchases and Sales of Investment Securities:
For the period ended October 31, 2023, purchases and sales of securities (excluding short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab Core Equity Fund	$180,653,644	$357,724,622
Schwab Dividend Equity Fund	40,332,028	98,149,681
Schwab Large-Cap Growth Fund	53,851,047	41,430,770
Schwab Small-Cap Equity Fund	220,032,444	276,340,913
Schwab Health Care Fund	427,849,202	489,077,046
Schwab International Core Equity Fund	325,092,594	391,758,744

9. Federal Income Taxes:
As of October 31, 2023, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab Core Equity Fund	$853,708,594	$435,674,869	($89,881,485 )	$345,793,384
Schwab Dividend Equity Fund	399,283,153	75,464,196	(29,298,546)	46,165,650
Schwab Large-Cap Growth Fund	137,618,127	133,707,220	(6,478,505)	127,228,715
Schwab Small-Cap Equity Fund	460,927,355	82,261,651	(80,048,100)	2,213,551
Schwab Health Care Fund	520,240,790	233,034,000	(25,922,191)	207,111,809
Schwab International Core Equity Fund	465,696,500	69,781,320	(23,362,947)	46,418,373

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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
Schwab Core Equity Fund	$10,647,395	$23,806,933	$345,793,384	$—	$—	$380,247,712
Schwab Dividend Equity Fund	849,474	617,738	46,165,650	12,461	—	47,645,323
Schwab Large-Cap Growth Fund	—	—	127,228,715	—	(3,336,929)	123,891,786
Schwab Small-Cap Equity Fund	1,498,681	—	2,213,551	—	(4,001,364)	(289,132)
Schwab Health Care Fund	6,282,871	20,820,117	207,111,809	2,035	—	234,216,832
Schwab International Core Equity Fund	13,630,376	—	46,418,373	(14,238)	(104,519,705)	(44,485,194)
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation or depreciation on futures contracts, the realization for tax purposes of unrealized appreciation on investments in PFICs and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes.  As of October 31, 2023, the funds had capital loss carryforwards available as follows:

Schwab Core Equity Fund	$—
Schwab Dividend Equity Fund	—
Schwab Large-Cap Growth Fund	3,268,984
Schwab Small-Cap Equity Fund	4,001,364
Schwab Health Care Fund	—
Schwab International Core Equity Fund	104,519,705
For the fiscal year ended October 31, 2023 the Schwab International Core Equity Fund had capital loss carryforwards utilized of $5,001,738.
For tax purposes, late-year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended October 31, 2023, the Schwab Large-Cap Growth Fund had late-year ordinary losses deferred of $67,945.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab Core Equity Fund	$17,094,456	$161,213,765	$194,345,554	$244,997,607
Schwab Dividend Equity Fund	11,160,645	23,230,569	30,011,611	67,753,779
Schwab Large-Cap Growth Fund	45,563	4,291,751	5,704,425	16,459,451
Schwab Small-Cap Equity Fund	658,510	47,501,473	825,168	72,614,825
Schwab Health Care Fund	6,173,136	28,430,001	28,840,838	75,859,736
Schwab International Core Equity Fund	18,031,388	—	19,624,124	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in each fund’s Statement of Operations. During the fiscal year ended October 31, 2023, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Health Care Fund, and Schwab International Core Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Health Care Fund, and Schwab International Core Equity Fund (the “Funds”) six of the funds constituting Schwab Capital Trust, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting Schwab Capital Trust as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 15, 2023
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

Schwab International Core Equity Fund may elect to pass through under section 853(a) of the Internal Revenue Code the foreign tax credit of $840,955 to its shareholders for the fiscal year ended October 31, 2023. The respective foreign source income on the fund is $19,955,139.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2023, qualify for the corporate dividends received deduction:

Schwab Core Equity Fund	100.00%
Schwab Dividend Equity Fund	100.00%
Schwab Large-Cap Growth Fund	100.00%
Schwab Small-Cap Equity Fund	100.00%
Schwab Health Care Fund	100.00%
Schwab International Core Equity Fund	— %
For the fiscal year ended October 31, 2023, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
Schwab Core Equity Fund	$17,094,456
Schwab Dividend Equity Fund	11,160,645
Schwab Large-Cap Growth Fund	45,563
Schwab Small-Cap Equity Fund	658,510
Schwab Health Care Fund	6,173,136
Schwab International Core Equity Fund	18,872,343
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2023:
Schwab Core Equity Fund	$161,213,765
Schwab Dividend Equity Fund	23,230,569
Schwab Large-Cap Growth Fund	4,291,751
Schwab Small-Cap Equity Fund	47,501,473
Schwab Health Care Fund	28,430,001
Schwab International Core Equity Fund	—
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Schwab Active Equity Funds
Liquidity Risk Management Program  (unaudited)

The funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The funds’ Board of Trustees (the “Board”) has designated the funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The funds’ Board reviewed a report at its meeting held on September 19, 2023 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2022, through May 31, 2023, which included individual fund liquidity risk metrics. The report summarized the operation of the program and the information and factors considered by the investment adviser in assessing whether the program has been adequately and effectively implemented with respect to a fund. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each fund’s liquidity risk.
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Schwab Active Equity Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party thereto (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on April 27, 2023 and June 7, 2023, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 7, 2023 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.
the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.
each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.
each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.
the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.
the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s
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Schwab Active Equity Funds
technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm, as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return and the market environment, as well as in consideration of each Fund’s investment style and strategy. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although Schwab Dividend Equity Fund and Schwab International Core Equity Fund each had performance that ranked in the fourth quartile of a relevant peer group for more than one performance period considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to each Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by the investment adviser that were reasonable and consistent with each Fund’s investment objective and policies and that the investment adviser had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered the investment adviser’s contractual commitment to limit the total annual operating expenses of each Fund for so long as it serves as the adviser to the Fund. The Trustees also considered fees charged by the investment adviser to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, and any differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. The Trustees reviewed the profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, and although the Funds do not have breakpoints in their advisory fees, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving
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business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; and (ii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has invested in its infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates employ contractual expense caps to protect shareholders from higher fees, including for example, when fund assets are relatively small. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.
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Schwab Active Equity Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 106 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	106	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	106	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	106	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	106	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	106	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	106	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	106	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)
Co-Chairman of the Board (July 2022 – present), Director and Chief
Executive Officer (Oct. 2008 – present) and President
(Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and
Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director
(May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Co-Chairman of the
Board (July 2022 – present) and Director (Apr. 2006 – present), Charles
Schwab Bank, SSB; Co-Chairman of the Board (July 2022 – present) and
Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB;
Co-Chairman of the Board (July 2022 – present) and Director
(July 2019 – present), Charles Schwab Trust Bank; Director
(May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and
President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Manager
(Sept. 2023 – present), TD Ameritrade Holding LLC; Director
(Oct. 2020 – Aug. 2023), TD Ameritrade Holding Corporation; Director
(July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.
		106	Director (2008 – present), The Charles Schwab Corporation
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)
President (Oct. 2021 – present) and Executive Vice President – Schwab
Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles
Schwab Corporation; President, Director (Oct. 2021 – present), Executive
Vice President – Schwab Asset Management Solutions
(July 2019 – Oct. 2021) and Senior Vice President – Advisory
(May 2016 – July 2019), Charles Schwab & Co., Inc.; President
(Nov. 2021 – present), Schwab Holdings, Inc.; Director
(Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive
Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment
Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and
President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive
Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.
		106	None

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Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment
Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Chief Executive Officer (Jan. 2022 – present), President (Oct. 2023 – present), (Chief
Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and
President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive
Officer (Sept. 2023 – present), President (Oct. 2023 – present), Chief Investment Officer
(June 2011 – present) and Vice President (June 2011 – Sept. 2023), Schwab Funds, Laudus
Trust and Schwab ETFs.

Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2013)

Chief Operating Officer (Dec. 2020 – present) and Treasurer and Chief Financial Officer
(Jan. 2016 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial
Officer (Mar. 2020 – present), Chief Operating Officer (Oct. 2023 – present), Managing
Director (Mar. 2023 – present) and Vice President (Oct. 2013 – Mar. 2023), Charles Schwab
Investment Management, Inc.

Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2023)

Treasurer and Chief Financial Officer (Jan. 2023 – present) and Assistant Treasurer
(Dec. 2015 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Vice President (Mar. 2022 – Mar. 2023) and Director
(Oct. 2015 – Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director
(May 2022 – present) and Vice President (Apr. 2022 – May 2022), Charles Schwab & Co., Inc.

Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2018)

Chief Investment Officer (Oct. 2023 – present) and Vice President (Feb. 2018 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023 – present),
Chief Investment Officer (Oct. 2023 – present), and Senior Vice President
(Oct. 2012 – Mar. 2023), Charles Schwab Investment Management, Inc.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2021)

Managing Director (Mar. 2023 – present), Senior Vice President (Jan. 2020 – Mar. 2023) and
Chief Investment Officer (Jan. 2020 – present) Charles Schwab Investment
Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment
Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment
Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018),
ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and
Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios and Laudus Trust since 2005; Schwab Strategic
Trust since 2009)

Chief Legal Officer (Mar. 2022 – present), Managing Director (Mar. 2023 – present) and Vice
President (Sept. 2005 – Mar. 2023), Charles Schwab Investment Management, Inc.;
Managing Director (May 2022 – present) and Vice President (Aug. 2005 – May 2022), Charles
Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk
(Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present),
Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021),
Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and
Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.

1
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
2
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
3
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization See “market cap.”
capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dividend Equity Spliced Index An internally calculated index, comprised of the S&P 500 Index from inception of the Schwab Dividend Equity Fund until the close of business on February 27, 2015, and the Russell 1000 Value Index thereafter.
Dow Jones Global Health Care Index An index that measures the performance of healthcare providers, researchers, and supplies producers around the world. The index is quoted in U.S. dollars.
expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock A share of ownership, or equity, in the issuing company.
total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield The income paid out by an investment, expressed as a percentage of the investment’s market value.
88
Schwab Active Equity Funds | Annual Report

Notes

Notes

Notes

Schwab Active Equity Funds
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2023 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
¹
State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²
You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares if the Fund’s Board determines that the fee is in the best interests of the Fund. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR26298-20
00293082

Annual Report | October 31, 2023
Schwab Balanced Fund

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Schwab Balanced Fund
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Distributor: Charles Schwab & Co., Inc. (Schwab)
Schwab Balanced Fund | Annual Report
1

Schwab Balanced Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2023
Schwab Balanced Fund (Ticker Symbol: SWOBX)	6.74%
Balanced Blended Index	5.24%
Fund Category: Morningstar Moderate Allocation[1]	4.16%
Performance Details	pages 6-8
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up the composite index may vary over time. For index definition, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
1
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
2
Schwab Balanced Fund | Annual Report

Schwab Balanced Fund
The Investment Environment

For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 10.14%. U.S. large-cap stocks outperformed U.S. small-cap stocks, with the Russell 1000® Index and the Russell 2000® Index returning 9.48% and -8.56%, respectively. Among U.S. large-cap stocks, growth stocks outperformed value stocks, with the Russell 1000® Growth Index and the Russell 1000® Value Index returning 18.95% and 0.13%, respectively. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 14.40% and the MSCI Emerging Markets Index (Net)* returned 10.80%. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The Bloomberg US Aggregate Bond Index returned 0.36% and the FTSE non–US Dollar World Government Bond Index returned 1.32%.
Economies around the world grew out of sync as they wrestled with record levels of government debt, rising geopolitical tensions, and weak productivity gains that stifled economic growth. The U.S. economy continued to show unexpected resiliency. Surprisingly robust job growth and strong consumer spending helped propel U.S. gross domestic product (GDP) to a 5.2% annualized growth rate for the third quarter of 2023, up from roughly 2% over the prior three quarters. Inflation remained above the Fed’s historical 2% target over the reporting period but declined
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2023

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab Balanced Fund | Annual Report
3

Schwab Balanced Fund
The Investment Environment (continued)

between November 2022 and June 2023 as rents and wage growth eased, profit margins declined, and monetary policy remained restrictive before ticking up slightly in July 2023 through September 2023. The unemployment rate remained low throughout the period despite inflationary pressures but did rise slightly in August and October. An increase in the labor force participation rate (the proportion of working-age Americans who have a job or are looking for one) in August and strike activity in October were large contributors to the increase in unemployment in the last three months of the reporting period.
Oil prices were volatile, ranging from a high of $92 per barrel at the beginning of the reporting period to a low of $66 and ending the period at just over $80 per barrel. Eurozone GDP growth contracted slightly in the fourth quarter of 2022 driven by manufacturing pressures and headwinds related to oil and commodity prices, was flat for the first quarter of 2023, expanded slightly for the second quarter of 2023 bolstered by a moderation in inflationary pressures, and contracted slightly for the third quarter of 2023 as financing conditions remained tight. The United Kingdom posted small gains in GDP growth throughout the reporting period, with household consumption expenditures and manufacturing output among key growth drivers. In Japan, following flat GDP growth in the fourth quarter of 2022, GDP rose for the first two quarters of 2023, primarily on rising exports and falling imports. Among emerging markets, China’s GDP grew throughout the reporting period as the government’s various policies seeking to help the economy have offset the impact of a prolonged property crisis and weak trade. India’s GDP grew in the fourth quarter of 2022 and the first two quarters of 2023, driven primarily by robust performance of the services sector along with strong consumer demand and increased government spending.
In its efforts to lower inflation, the Fed raised interest rates six times during the reporting period, increasing the federal funds rate from a range of 3.00% to 3.25% to a range of 5.25% to 5.50%. At its meetings in June, September, and October, the Fed maintained the then current rates, citing robust economic activity, strong—though moderating—job gains, and low unemployment while acknowledging tighter financial and credit conditions for households and businesses. The Fed also maintained its program to reduce the assets held on its balance sheet, though its balance sheet temporarily spiked in March 2023 when the Fed supported banks after the failure of three U.S. regional banks. Despite the spike, balance sheet assets declined over the reporting period. Central banks outside the United States also battled with persistently high, albeit waning, inflation. After raising rates eight times during the reporting period, the European Central Bank held its rate steady at its October meeting as inflation and pricing pressures finally showed signs of easing. Similarly, the Bank of England maintained its key official bank rate at its September meeting, after seven rate hikes during the reporting period, leaving borrowing costs at a 15-year high. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, despite inflationary pressures but relaxed its yield control policy. Monetary policies in emerging markets were mixed. Central banks in India, Indonesia, Mexico, Pakistan, and Russia all raised their rates two or more times over the reporting period. In contrast, both Brazil and China cut their key interest rate twice during the reporting period.
Among bond markets, shorter-term bonds generally outperformed longer-term bonds, and bond markets generally weakened over the second half of the reporting period. There were a few short-lived market-moving events over the reporting period. The failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. In addition, debt ceiling negotiations during the second quarter of 2023 created fear that the federal government could default on its obligations and on August 1, 2023, Fitch Ratings downgraded long-term U.S. debt from AAA to AA+ after indicating earlier in the year that a country refusing to pay its debts in a timely way was not entitled to a AAA rating. The U.S. Treasury increased auctions of U.S. Treasury securities over the reporting period and higher borrowing costs as a result of rising interest rates contributed to growth in the U.S. budget deficit. U.S. Treasury yields were volatile over the first half of the reporting period but rose sharply over the second half. The yield on the 10-year U.S. Treasury rose from 4.10% to 4.88% over the reporting period, briefly touching 5% in October—a level not seen since 2007. The yield on the three-month U.S. Treasury climbed from 4.22% to 5.59%, resulting in the yield curve inverting for a large portion of the reporting period. Outside the U.S., bond yields generally followed a similar trajectory.
4
Schwab Balanced Fund | Annual Report

Schwab Balanced Fund
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the fund. Prior to joining Schwab in 2012, Ms. Tang was a product manager at Thomson
Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as
BlackRock).

Drew Hayes, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the fund. Mr. Hayes has been with Schwab since 2006. Before becoming a portfolio manager, he spent seven years as a senior fixed income specialist for Schwab Wealth Advisory, Inc. Prior to that, he worked as a bond investment specialist for two years and as a registered representative for two years for Charles
Schwab & Co., Inc.

Patrick Kwok, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the fund. Previously, Mr. Kwok served as an associate portfolio manager from 2012 to 2016. Prior to that, he worked as a fund administration manager, where he was responsible for oversight of sub-advisers, trading, cash management, and fund administration supporting the Charles Schwab Trust Bank Collective Investment
Trusts and multi-asset Schwab Funds. Prior to joining Schwab Asset Management in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at
State Street Bank & Trust as a portfolio accountant and pricing specialist.

Schwab Balanced Fund | Annual Report
5

Schwab Balanced Fund

The Schwab Balanced Fund (the fund) seeks capital growth and income. To pursue its goal, the fund generally invests in a diversified group of other affiliated Schwab Funds in accordance with its target portfolio allocation. Normally, the fund invests 55% to 65% of its assets in equity securities (including stocks and equity funds) and 35% to 45% in fixed-income securities (including bonds and fixed-income funds), and cash and cash equivalents (including money market funds). This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed-income securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the fund returned 6.74%. The fund’s internally calculated comparative index, the Balanced Blended Index (the index), returned 5.24%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the index.
The fund’s U.S. large-cap equity allocations contributed the most to the total return of the fund. The Schwab Select Large Cap Growth Fund was the largest contributor to the total return of the fund, returning approximately 23% for the reporting period. The comparative index, the S&P 500® Index, returned approximately 10% for the reporting period. The Schwab Core Equity Fund also contributed to the total return of the fund, returning approximately 10% for the reporting period.
The fund’s international equity allocation also contributed to the total return of the fund. The Schwab International Opportunities Fund returned approximately 7% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net)1.
The fund’s U.S. small-cap equity allocation detracted the most from the total return of the fund. The Schwab Small-Cap Equity Fund returned approximately -4% for the reporting period, outperforming its comparative index, the Russell 2000® Index, which returned approximately -9% for the reporting period.
The fund’s fixed-income allocation also detracted from the total return of the fund. The Schwab U.S. Aggregate Bond Index Fund returned less than 1% for the reporting period and generally tracked its comparative index, the Bloomberg US Aggregate Bond Index.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
6
Schwab Balanced Fund | Annual Report

Schwab Balanced Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Balanced Fund (11/18/96)	6.74%	5.28%	5.94%
S&P 500® Index	10.14%	11.01%	11.18%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Balanced Blended Index	5.24%	6.17%	6.69%
Fund Category: Morningstar Moderate Allocation[2]	4.16%	5.08%	5.22%
Fund Expense Ratios[3]: Net 0.49%; Gross 0.52%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.49% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
Schwab Balanced Fund | Annual Report
7

Schwab Balanced Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	7
Portfolio Turnover Rate	10%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
1
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
2
This list is not a recommendation of any security by the investment adviser.
3
The holdings listed exclude any temporary liquidity investments.
8
Schwab Balanced Fund | Annual Report

Schwab Balanced Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including transfer agent fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2023 and held through October 31, 2023.
The Actual Return line in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
The Hypothetical Return line in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED)[1,2]	EFFECTIVE EXPENSE RATIO (ANNUALIZED)[3,4]	BEGINNING ACCOUNT VALUE AT 5/1/23	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/23	EXPENSES PAID DURING PERIOD 5/1/23-10/31/23[2,5]	EFFECTIVE EXPENSES PAID DURING PERIOD 5/1/23-10/31/23[4,5]
Schwab Balanced Fund
Actual Return	0.00%	0.50%	$1,000.00	$974.70	$0.00	$2.49
Hypothetical 5% Return	0.00%	0.50%	$1,000.00	$1,025.21	$0.00	$2.55

[1]	Based on the most recent six-month expense ratio.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expenses and the expense ratio; may differ from the acquired fund fees and expenses and the expense ratio in the prospectus.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]
Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the period, and divided by the 365 days in the fiscal year.

Schwab Balanced Fund | Annual Report
9

Schwab Balanced Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$15.11	$19.74	$16.50	$15.99	$15.41
Income (loss) from investment operations:
Net investment income (loss)[1]	0.27	0.21	0.19	0.20	0.24
Net realized and unrealized gains (losses)	0.68	(3.62)	3.58	1.13	1.32
Total from investment operations	0.95	(3.41)	3.77	1.33	1.56
Less distributions:
Distributions from net investment income	(0.24)	(0.85)	(0.19)	(0.22)	(0.37)
Distributions from net realized gains	(1.18)	(0.37)	(0.34)	(0.60)	(0.61)
Total distributions	(1.42)	(1.22)	(0.53)	(0.82)	(0.98)
Net asset value at end of period	$14.64	$15.11	$19.74	$16.50	$15.99
Total return	6.74%	(18.51%)	23.20%	8.58%	11.19%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%[3]	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.02%	0.03%[3]	0.02%	0.03%	0.04%
Net investment income (loss)	1.78%	1.25%	1.01%	1.26%	1.55%
Portfolio turnover rate	10%	31%	6%	18%	32%
Net assets, end of period (x 1,000)	$585,145	$619,501	$803,812	$577,427	$526,174

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
10
Schwab Balanced Fund | Annual Report

Schwab Balanced Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 99.7% OF NET ASSETS

U.S. Stocks 50.4%
Large-Cap 42.3%
Schwab Core Equity Fund	$169,123,771	$23,392,301	($27,365,026 )	($5,588,035 )	($1,282,318 )	$158,280,693	8,578,899	$23,392,301
Schwab Select Large Cap Growth Fund *	90,341,359	10,563,661	(21,109,358)	(8,061,613)	17,691,944	89,425,993	4,167,101	10,563,661
						247,706,686
Small-Cap 8.1%
Schwab Small-Cap Equity Fund	55,190,549	4,883,859	(6,312,667)	375,894	(6,889,148)	47,248,487	2,846,294	4,883,859
						294,955,173

International Stocks 9.4%
Developed Markets 9.4%
Schwab International Opportunities Fund	57,148,155	2,091,894	(6,960,211)	(1,302,592)	3,851,663	54,828,909	3,134,872	2,091,894

Fixed Income 37.2%
Intermediate-Term Bond 37.2%
Schwab U.S. Aggregate Bond Index Fund	229,130,407	21,153,109	(26,072,914)	(6,055,889)	(326,148)	217,828,565	26,056,048	7,272,931

Money Market Funds 2.7%
Schwab Variable Share Price Money Fund, Ultra Shares, 5.39% (b)	13,833,236	1,690,293	—	—	4,287	15,527,816	15,523,159	709,405
Total Affiliated Underlying Funds (Cost $617,553,213)	$614,767,477	$63,775,117	($87,820,176 )	($20,632,235 )	$13,050,280	$583,140,463		$48,914,051

UNAFFILIATED UNDERLYING FUNDS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30% (b)						$1,339,502	1,339,502
Total Unaffiliated Underlying Funds (Cost $1,339,502)						$1,339,502
Total Investments in Securities (Cost $618,892,715)						$584,479,965

*	Non-income producing security.
(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (See financial note 2(c) for additional information).

(b)	The rate shown is the annualized 7-day yield.
At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
Schwab Balanced Fund | Annual Report
11

Schwab Balanced Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $617,553,213)		$583,140,463
Investments in securities, at value - unaffiliated (cost $1,339,502)		1,339,502
Receivables:
Investments sold		970,663
Dividends		723,760
Fund shares sold		129,221
Due from investment adviser		7,465
Prepaid expenses	+	17,597
Total assets		586,328,671

Liabilities
Payables:
Investments bought		657,588
Fund shares redeemed		470,943
Accrued expenses	+	54,773
Total liabilities		1,183,304
Net assets		$585,145,367

Net Assets by Source
Capital received from investors		$608,369,831
Total distributable loss	+	(23,224,464)
Net assets		$585,145,367

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$585,145,367		39,973,916		$14.64

See financial notes
12
Schwab Balanced Fund | Annual Report

Schwab Balanced Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$10,926,083
Dividends received from securities - unaffiliated	+	155,288
Total investment income		11,081,371

Expenses
Registration fees		41,243
Shareholder reports		38,396
Professional fees		24,154
Portfolio accounting fees		23,011
Transfer agent fees		8,083
Independent trustees’ fees		7,432
Custodian fees		2,868
Other expenses	+	7,016
Total expenses		152,203
Expense reduction	–	152,203
Net expenses	–	—
Net investment income		11,081,371

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		37,987,968
Net realized losses on sales of securities - affiliated	+	(20,632,235)
Net realized gains		17,355,733
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	13,050,280
Net realized and unrealized gains		30,406,013
Increase in net assets resulting from operations		$41,487,384
See financial notes
Schwab Balanced Fund | Annual Report
13

Schwab Balanced Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$11,081,371	$9,212,900
Net realized gains		17,355,733	72,889,246
Net change in unrealized appreciation (depreciation)	+	13,050,280	(234,394,313)
Increase (decrease) in net assets resulting from operations		$41,487,384	($152,292,167 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($56,655,490 )	($53,966,826 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,280,755	$64,732,121	10,090,100	$184,284,944
Shares reinvested		3,536,115	49,470,251	2,499,461	47,414,756
Shares redeemed	+	(8,843,149)	(133,389,812)	(12,303,468)	(209,751,334)
Net transactions in fund shares		(1,026,279)	($19,187,440 )	286,093	$21,948,366

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		41,000,195	$619,500,913	40,714,102	$803,811,540
Total increase (decrease)	+	(1,026,279)	(34,355,546)	286,093	(184,310,627)
End of period		39,973,916	$585,145,367	41,000,195	$619,500,913
See financial notes
14
Schwab Balanced Fund | Annual Report

Schwab Balanced Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Balanced Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST
Schwab Balanced Fund	Schwab Target 2045 Fund
Schwab S&P 500 Index Fund	Schwab Target 2050 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2055 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2065 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2010 Index Fund
Schwab International Opportunities Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Health Care Fund	Schwab Target 2040 Index Fund
Schwab International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund – Target Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund – Flexible Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund – Income Payout
The Schwab Balanced Fund is a “fund of funds” because it invests in other mutual funds or exchange-traded funds (ETFs).  The fund seeks to achieve its investment objective by generally investing in a diversified group of other affiliated Schwab Funds but may also invest in other unaffiliated mutual funds or ETFs (referred to herein, together with Schwab Funds, as the underlying funds). The fund invests in accordance with its target portfolio allocation.
The fund offers one share class.  Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
Schwab Balanced Fund | Annual Report
15

Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Mutual funds: Mutual funds are valued at their respective NAVs.
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments —Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, ETFs and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
16
Schwab Balanced Fund | Annual Report

Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of October 31, 2023, are disclosed in the fund’s Portfolio Holdings.
(b) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(c) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date). Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(d) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets. The fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(e) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(f) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(g) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(h) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(i) Regulatory Update:
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.
Schwab Balanced Fund | Annual Report
17

Schwab Balanced Fund
Financial Notes (continued)

 3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
• Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
• Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
• Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
• Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
• Growth Investing Risk. An underlying fund’s investments in growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
• Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an
18
Schwab Balanced Fund | Annual Report

Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
• ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
• Money Market Fund Risk. The fund may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
• Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
• Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
• Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, liquidity risk, market risk and management risk are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions  may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the underlying fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules. An underlying fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Schwab Balanced Fund | Annual Report
19

Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
• Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
• Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
• Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
• Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
• Mortgage-Backed and Mortgage Pass-Through Securities Risk. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Certain of the mortgage-backed securities in which an underlying fund may invest are issued or guaranteed by agencies or instrumentalities of the U.S. government but are not backed by the full faith and credit of the U.S. government. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so which can cause an underlying fund to lose money or underperform. The risks of investing in mortgage-backed securities include, among others, interest rate risk, credit risk, prepayment risk and extension risk. Transactions in mortgage pass-through securities often occur through to-be-announced (TBA) transactions. An underlying fund could lose money or underperform if a TBA counterparty defaults or goes bankrupt.
• Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between the investment adviser and the trust. The investment adviser does not receive a fee for the services it performs for the fund. However, the investment adviser is entitled to receive an annual management fee from each of the affiliated Schwab Funds that serve as underlying funds.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc., a broker-dealer affiliate of the investment adviser (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The fund is not subject to any fee under the Plan.
Expense Limitation
The investment adviser and its affiliates have agreed with the fund, for so long as the investment adviser serves as the investment adviser to the fund, in which the agreement may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the fund’s total expenses charged is limited to the fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds.
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Schwab Balanced Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments in Affiliates
The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2023, the fund’s ownership percentages of other related funds’ shares are as follows:
Schwab Core Equity Fund	13.2%
Schwab International Opportunities Fund	5.9%
Schwab Select Large Cap Growth Fund	4.9%
Schwab Small-Cap Equity Fund	9.8%
Schwab U.S. Aggregate Bond Index Fund	5.2%
Schwab Variable Share Price Money Fund, Ultra Shares	0.3%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund did not pay any of these interested persons for their services as trustees, but did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $1 billion line of credit (the Syndicated Credit Facility), which matured on September 28, 2023. On September 28, 2023, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 28, 2023. On September 28, 2023, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings by the fund from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed in the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2023, purchases and sales of securities (excluding short-term obligations) were as follows:
PURCHASES OF SECURITIES	SALES OF SECURITIES
$63,775,117	$87,820,176
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Financial Notes (continued)

 8. Federal Income Taxes:
As of October 31, 2023, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
$636,132,435	$6,638,253	($58,290,723 )	($51,652,470 )

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	TOTAL
$6,819,276	$21,608,730	($51,652,470 )	($23,224,464 )
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the fund’s investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
$9,522,266	$47,133,224	$38,253,293	$15,713,533
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the fund’s Statement of Operations. During the fiscal year ended October 31, 2023, the fund did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Schwab Balanced Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Balanced Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Balanced Fund (the “Fund”), one of the funds constituting Schwab Capital Trust, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 15, 2023
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

Schwab Balanced Fund may elect to pass on the benefits of the foreign tax credit of $23,992 to its shareholders for the fiscal year ended October 31, 2023. The respective foreign source income on the fund is $582,628.
For corporate shareholders, 17.09% of the fund’s dividend distributions paid during the fiscal year ended October 31, 2023, qualify for the corporate dividends received deduction.
For the fiscal year ended October 31, 2023, the fund designates $1,903,669 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $47,133,224 as long-term capital gain dividends for the fiscal year ended October 31, 2023.
For the fiscal year ended October 31, 2023, the fund designates $25,280 as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
For the fiscal year ended October 31, 2023, the fund designates 41.14% of dividend income as business interest income under section 163(j) of the Internal Revenue Code.
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Schwab Balanced Fund
Liquidity Risk Management Program  (unaudited)

The fund has adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated the fund’s investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The fund’s Board reviewed a report at its meeting held on September 19, 2023 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2022, through May 31, 2023, which included individual fund liquidity metrics. The report summarized the operation of the program and the information and factors considered by the investment adviser in assessing whether the program has been adequately and effectively implemented with respect to a fund. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing the fund’s liquidity risk.
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Schwab Balanced Fund
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party thereto (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab Balanced Fund (the Fund), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Fund at meetings held on April 27, 2023 and June 7, 2023, and approved the renewal of the Agreement with respect to the Fund for an additional one-year term at the meeting on June 7, 2023 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.
the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Fund;
2.
the Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.
the Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.
the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.
the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Fund and the resources of the investment adviser and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk
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management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Fund and the resources of the investment adviser and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return and the market environment, as well as in consideration of the Fund’s investment style and strategy. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered the risk profile for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and the Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Fund and provision of services as well as the competitive marketplace for financial products. The Trustees also considered the investment adviser’s contractual commitment to limit the total annual operating expenses of the Fund for so long as it serves as the investment adviser to the Fund. The Trustees also considered fees charged by the investment adviser to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts and any differences in the market for these types of accounts. The Trustees noted that shareholders of the Fund indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. The Trustees reviewed the profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain costs across the Fund and other funds in the complex. The Trustees considered that the investment adviser is not charging any management fees at the Fund level; it being understood that there is a management fee at the underlying fund level. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Fund, such as whether, by virtue of its management of the Fund, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered that the investment adviser indirectly benefits from the Fund’s investments in other underlying funds managed by the investment adviser. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable in light of the quality of all services rendered to the Fund by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to the Fund’s shareholders through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; and (ii) pricing a fund to scale and keeping overall expenses down
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Schwab Balanced Fund
as the fund grows. The Trustees acknowledged that, the investment adviser has invested in its infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Fund continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates employ contractual expense caps to protect shareholders from higher fees, including for example, when fund assets are relatively small. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 106 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	106	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	106	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	106	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	106	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	106	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	106	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	106	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)
Co-Chairman of the Board (July 2022 – present), Director and Chief
Executive Officer (Oct. 2008 – present) and President
(Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and
Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director
(May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Co-Chairman of the
Board (July 2022 – present) and Director (Apr. 2006 – present), Charles
Schwab Bank, SSB; Co-Chairman of the Board (July 2022 – present) and
Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB;
Co-Chairman of the Board (July 2022 – present) and Director
(July 2019 – present), Charles Schwab Trust Bank; Director
(May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and
President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Manager
(Sept. 2023 – present), TD Ameritrade Holding LLC; Director
(Oct. 2020 – Aug. 2023), TD Ameritrade Holding Corporation; Director
(July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.
		106	Director (2008 – present), The Charles Schwab Corporation
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)
President (Oct. 2021 – present) and Executive Vice President – Schwab
Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles
Schwab Corporation; President, Director (Oct. 2021 – present), Executive
Vice President – Schwab Asset Management Solutions
(July 2019 – Oct. 2021) and Senior Vice President – Advisory
(May 2016 – July 2019), Charles Schwab & Co., Inc.; President
(Nov. 2021 – present), Schwab Holdings, Inc.; Director
(Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive
Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment
Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and
President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive
Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.
		106	None

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Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment
Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Chief Executive Officer (Jan. 2022 – present), President (Oct. 2023 – present), (Chief
Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and
President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive
Officer (Sept. 2023 – present), President (Oct. 2023 – present), Chief Investment Officer
(June 2011 – present) and Vice President (June 2011 – Sept. 2023), Schwab Funds, Laudus
Trust and Schwab ETFs.

Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2013)

Chief Operating Officer (Dec. 2020 – present) and Treasurer and Chief Financial Officer
(Jan. 2016 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial
Officer (Mar. 2020 – present), Chief Operating Officer (Oct. 2023 – present), Managing
Director (Mar. 2023 – present) and Vice President (Oct. 2013 – Mar. 2023), Charles Schwab
Investment Management, Inc.

Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2023)

Treasurer and Chief Financial Officer (Jan. 2023 – present) and Assistant Treasurer
(Dec. 2015 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Vice President (Mar. 2022 – Mar. 2023) and Director
(Oct. 2015 – Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director
(May 2022 – present) and Vice President (Apr. 2022 – May 2022), Charles Schwab & Co., Inc.

Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2018)

Chief Investment Officer (Oct. 2023 – present) and Vice President (Feb. 2018 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023 – present),
Chief Investment Officer (Oct. 2023 – present), and Senior Vice President
(Oct. 2012 – Mar. 2023), Charles Schwab Investment Management, Inc.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2021)

Managing Director (Mar. 2023 – present), Senior Vice President (Jan. 2020 – Mar. 2023) and
Chief Investment Officer (Jan. 2020 – present) Charles Schwab Investment
Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment
Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment
Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018),
ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and
Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios and Laudus Trust since 2005; Schwab Strategic
Trust since 2009)

Chief Legal Officer (Mar. 2022 – present), Managing Director (Mar. 2023 – present) and Vice
President (Sept. 2005 – Mar. 2023), Charles Schwab Investment Management, Inc.;
Managing Director (May 2022 – present) and Vice President (Aug. 2005 – May 2022), Charles
Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk
(Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present),
Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021),
Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and
Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.

1
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
2
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
3
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
Schwab Balanced Fund | Annual Report
31

Schwab Balanced Fund
Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Blended Index A custom blended index developed by Schwab Asset Management that, effective February 1, 2022, is composed of 41.5% S&P 500 Index, 8.5% Russell 2000 Index, 10.0% MSCI EAFE Index (Net), 37.0% Bloomberg US Aggregate Bond Index, and 3.0% Bloomberg US Treasury Bills 1-3 Month Index. From January 29, 2019 through January 31, 2022, the composite was composed of 50% S&P 500 Index, 10% Russell 2000 Index, 37% Bloomberg US Aggregate Bond Index, and 3% Bloomberg US Treasury Bills 1-3 Month Index. From August 1, 2013 through January 28, 2019, the composite was composed of 50% S&P 500 Index, 10% Russell 2000 Index, 25% Bloomberg US Aggregate Bond Index, 12% Bloomberg US Intermediate Aggregate Bond Index and 3% Bloomberg US Treasury Bills 1-3 Month Index. Prior to August 1, 2013 the Balanced Blended Index was composed of 60% S&P 500 Index and 40% Bloomberg US Aggregate Bond Index. Percentages listed may not total to 100% due to rounding.
Bloomberg US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Intermediate Aggregate Bond Index An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg US Treasury Bills 1–3 Month Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization See “market cap.”
capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE non-US Dollar World Government Bond Index A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net) A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
32
Schwab Balanced Fund | Annual Report

Schwab Balanced Fund
Russell 1000 Index An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock A share of ownership, or equity, in the issuing company.
total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield The income paid out by an investment, expressed as a percentage of the investment’s market value.
Schwab Balanced Fund | Annual Report
33

Notes

Notes

Schwab Balanced Fund
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2023 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
¹
State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²
You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares if the Fund’s Board determines that the fee is in the best interests of the Fund. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR36112-17
00293083

Annual Report | October 31, 2023
Schwab Equity Index Funds®

Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth
Index Fund
Schwab U.S. Large-Cap Value
Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®

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Eight cost-efficient ways to tap into the power of the stock market for long-term growth potential.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2023
Schwab S&P 500 Index Fund (Ticker Symbol: SWPPX)	10.11%
S&P 500® Index	10.14%
Fund Category: Morningstar Large Blend[1]	7.62%
Performance Details	pages 6-8

Schwab 1000 Index Fund (Ticker Symbol: SNXFX)	9.35%
Schwab 1000 Index®	9.39%
Russell 1000® Index	9.48%
Fund Category: Morningstar Large Blend[1]	7.62%
Performance Details	pages 9-11

Schwab Small-Cap Index Fund (Ticker Symbol: SWSSX)	-8.47%
Russell 2000® Index	-8.56%
Fund Category: Morningstar Small Blend[1]	-4.86%
Performance Details	pages 12-14

Schwab Total Stock Market Index Fund (Ticker Symbol: SWTSX)	8.38%
Dow Jones U.S. Total Stock Market IndexSM	8.39%
Fund Category: Morningstar Large Blend[1]	7.62%
Performance Details	pages 15-17
Total Return for the 12 Months Ended October 31, 2023

Schwab U.S. Large-Cap Growth Index Fund (Ticker Symbol: SWLGX)	18.89%
Russell 1000® Growth Index	18.95%
Fund Category: Morningstar Large Growth[1]	14.19%
Performance Details	pages 18-20

Schwab U.S. Large-Cap Value Index Fund (Ticker Symbol: SWLVX)	0.11%
Russell 1000® Value Index	0.13%
Fund Category: Morningstar Large Value[1]	0.68%
Performance Details	pages 21-23

Schwab U.S. Mid-Cap Index Fund (Ticker Symbol: SWMCX)	-1.03%
Russell Midcap® Index	-1.01%
Fund Category: Morningstar Mid-Cap Blend[1]	-0.80%
Performance Details	pages 24-26

Schwab International Index Fund[2] (Ticker Symbol: SWISX)	15.30%
MSCI EAFE® Index (Net)[3]	14.40%
Fund Category: Morningstar Foreign Large Blend[1]	13.03%
Performance Details	pages 27-29

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
1
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
2
The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
3
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 10.14%. U.S. large-cap stocks outperformed U.S. small-cap stocks, with the Russell 1000® Index and the Russell 2000® Index returning 9.48% and -8.56%, respectively. Among U.S. large-cap stocks, growth stocks outperformed value stocks, with the Russell 1000® Growth Index and the Russell 1000® Value Index returning 18.95% and 0.13%, respectively. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 14.40% for the reporting period.
Economies around the world grew out of sync as they wrestled with record levels of government debt, rising geopolitical tensions, and weak productivity gains that stifled economic growth. The U.S. economy continued to show unexpected resiliency. Surprisingly robust job growth and strong consumer spending helped propel U.S. gross domestic product (GDP) to a 5.2% annualized growth rate for the third quarter of 2023, up from roughly 2% over the prior three quarters. Inflation remained above the Fed’s historical 2% target over the reporting period but declined between November 2022 and June 2023 as rents and wage growth eased, profit margins declined, and monetary policy remained restrictive before ticking up slightly in July 2023 through September 2023. The unemployment rate remained low throughout the period despite inflationary pressures but did rise slightly in August and October. An
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2023

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
The Investment Environment (continued)

increase in the labor force participation rate (the proportion of working-age Americans who have a job or are looking for one) in August and strike activity in October were large contributors to the increase in unemployment in the last three months of the reporting period.
Oil prices were volatile, ranging from a high of $92 per barrel at the beginning of the reporting period to a low of $66 and ending the period at just over $80 per barrel. Eurozone GDP growth contracted slightly in the fourth quarter of 2022 driven by manufacturing pressures and headwinds related to oil and commodity prices, was flat for the first quarter of 2023, expanded slightly for the second quarter of 2023 bolstered by a moderation in inflationary pressures, and contracted slightly for the third quarter of 2023 as financing conditions remained tight. The United Kingdom posted small gains in GDP growth throughout the reporting period, with household consumption expenditures and manufacturing output among key growth drivers. In Japan, following flat GDP growth in the fourth quarter of 2022, GDP rose for the first two quarters of 2023, primarily on rising exports and falling imports. Among emerging markets, China’s GDP grew throughout the reporting period as the government’s various policies seeking to help the economy have offset the impact of a prolonged property crisis and weak trade. India’s GDP grew in the fourth quarter of 2022 and the first two quarters of 2023, driven primarily by robust performance of the services sector along with strong consumer demand and increased government spending.
In its efforts to lower inflation, the Fed raised interest rates six times during the reporting period, increasing the federal funds rate from a range of 3.00% to 3.25% to a range of 5.25% to 5.50%. At its meetings in June, September, and October, the Fed maintained the then current rates, citing robust economic activity, strong—though moderating—job gains, and low unemployment while acknowledging tighter financial and credit conditions for households and businesses. The Fed also maintained its program to reduce the assets held on its balance sheet, though its balance sheet temporarily spiked in March 2023 when the Fed supported banks after the failure of three U.S. regional banks. Despite the spike, balance sheet assets declined over the reporting period. Central banks outside the United States also battled with persistently high, albeit waning, inflation. After raising rates eight times during the reporting period, the European Central Bank held its rate steady at its October meeting as inflation and pricing pressures finally showed signs of easing. Similarly, the Bank of England maintained its key official bank rate at its September meeting, after seven rate hikes during the reporting period, leaving borrowing costs at a 15-year high. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, despite inflationary pressures but relaxed its yield control policy.

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset
Management, is responsible for overseeing the investment process and portfolio management of investment strategies for passive equity Schwab Funds and Schwab ETFs, and Schwab Personalized Indexing™ separately managed accounts. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays
Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies.
Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the funds, except for the Schwab International Index Fund. Prior to joining
Schwab in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Ferian Juwono, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the oversight and day-to-day co-management of the funds, except for the Schwab International Index Fund. Prior to joining Schwab in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

David Rios, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at
Investors Bank & Trust (subsequently acquired by State Street Corporation).

Agnes Zau, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the funds, except for the Schwab International Index Fund. Prior to joining Schwab in
2018, Ms. Zau was at BlackRock for three years, most recently as a multi-asset portfolio investment consultant where she advised institutional clients on asset allocation and strategy, constructed risk decomposition and portfolio optimization, and conducted scenario analyses for the core multi-asset target risk strategies. She spent the preceding three years as a derivatives specialist at Mellon Capital.

Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund as of October 31, 2023

The Schwab S&P 500 Index Fund’s (the fund) goal is to track the total return of the S&P 500® Index (the index). The index includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks.Within the index, stocks in the communication services and information technology sectors were the top performers, while stocks in the utilities and real estate sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned 10.11% for the 12-month reporting period ended October 31, 2023, compared with the index, which returned 10.14%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The health care sector detracted the most from the total return of the fund. Health care stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately -5% for the reporting period. One example from this sector is Pfizer, Inc., a pharmaceutical company, which represented an average weight of less than 1% of the fund’s investments and returned approximately -32% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 11% of the fund’s investments and returning approximately -2% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 29% of the fund’s investments and returned approximately 29% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 6% of the fund’s investments and returned approximately 47% for the reporting period.
The communication services sector also contributed to the total return of the fund, representing an average weight of approximately 8% of the fund’s investments and returning approximately 36% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab S&P 500 Index Fund (5/19/97)	10.11%	10.99%	11.12%
S&P 500® Index	10.14%	11.01%	11.18%
Fund Category: Morningstar Large Blend[2]	7.62%	9.67%	9.69%
Fund Expense Ratio[3]: 0.02%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.
Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	502
Weighted Average Market Cap (millions)	$648,236
Price/Earnings Ratio (P/E)	21.2
Price/Book Ratio (P/B)	3.7
Portfolio Turnover Rate	2% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets6

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes in-kind transactions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Less than 0.05%.
5
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
6
This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund as of October 31, 2023

The Schwab 1000 Index Fund’s (the fund) goal is to match the total return of the Schwab 1000 Index® (the index). The index is a float-adjusted market capitalization weighted index that includes the 1,000 largest stocks of publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. Within the index, stocks in the communication services and information technology sectors were the top performers, while stocks in the utilities and real estate sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned 9.35% for the 12-month reporting period ended October 31, 2023, compared with the index, which returned 9.39%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The health care sector detracted the most from the total return of the fund. Health care stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately -5% for the reporting period. One example from this sector is Pfizer, Inc., a pharmaceutical company, which represented an average weight of less than 1% of the fund’s investments and returned approximately -32% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 11% of the fund’s investments and returning approximately -2% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 28% of the fund’s investments and returned approximately 28% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 6% of the fund’s investments and returned approximately 47% for the reporting period.
The communication services sector also contributed to the total return of the fund, representing an average weight of approximately 8% of the fund’s investments and returning approximately 33% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab 1000 Index Fund (4/2/91)	9.35%	10.49%	10.64%
Schwab 1000 Index®	9.39%	10.54%	10.76%
Russell 1000® Index	9.48%	10.71%	10.88%
Fund Category: Morningstar Large Blend[2]	7.62%	9.67%	9.69%
Fund Expense Ratio[3]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	997 [2]
Weighted Average Market Cap (millions)	$589,023
Price/Earnings Ratio (P/E)	20.4
Price/Book Ratio (P/B)	3.6
Portfolio Turnover Rate	3% [3]
Sector Weightings % of Investments4

Top Equity Holdings % of Net Assets6

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
As a result of the Schwab 1000 Index®’s once per year reconstitution and the effects of certain corporate actions, the fund may hold more or less than 1,000 securities.
3
Portfolio turnover rate excludes in-kind transactions.
4
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
5
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
6
This list is not a recommendation of any security by the investment adviser.
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund as of October 31, 2023

The Schwab Small-Cap Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of small-capitalization U.S. stocks. To pursue its goal, the fund generally invests in stocks that are included in the Russell 2000® Index (the index). The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. Within the index, stocks in the energy and industrials sectors were the top performers, while stocks in the health care and financials sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned -8.47% for the 12-month reporting period ended October 31, 2023, compared with the index, which returned -8.56%.
Contributors and Detractors. The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 7% of the fund’s investments and returned approximately 7% for the reporting period. One example from this sector is Weatherford International PLC which provides oilfield equipment and services. The fund’s holdings of Weatherford International PLC represented an average weight of less than 1% of the fund’s investments and returned approximately 123% for the reporting period.
The industrials sector also contributed to the total return of the fund, representing an average weight of approximately 16% of the fund’s investments and returning approximately 2% for the reporting period.
The health care sector detracted the most from the total return of the fund. Health care stocks represented an average weight of approximately 16% of the fund’s investments and returned approximately -22% for the reporting period. One example from this sector is Intellia Therapeutics, Inc., a biotechnology company. The fund’s holdings of Intellia Therapeutics, Inc. represented an average weight of less than 1% of the fund’s investment and returned approximately -53% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 16% of the fund’s investments and returning approximately -18% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Index Fund (5/19/97)	-8.47%	3.37%	5.68%
Russell 2000® Index	-8.56%	3.31%	5.63%
Fund Category: Morningstar Small Blend[2]	-4.86%	4.61%	5.83%
Fund Expense Ratio[3]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	1,985
Weighted Average Market Cap (millions)	$2,659
Price/Earnings Ratio (P/E)	12.2
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	10% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
1
Excludes derivatives.
2
Portfolio turnover rate excludes in-kind transactions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund as of October 31, 2023

The Schwab Total Stock Market Index Fund’s (the fund) goal is to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market IndexSM (the index). The index is designed to measure all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. The fund uses a sampling investment approach that involves investing in a representative sample of securities included in the index that, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. Within the index, stocks in the communication services and information technology sectors were the top performers, while stocks in the utilities and real estate sectors underperformed.
Performance. The fund tracked the index for the reporting period. The fund returned 8.38% for the 12-month reporting period ended October 31, 2023, compared with the index, which returned 8.39%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The health care sector detracted the most from the total return of the fund. The health care sector represented an average weight of approximately 14% of the fund’s investments and returned approximately -6% for the reporting period. One example from this sector is Pfizer, Inc., a pharmaceutical company, which represented an average weight of less than 1% of the fund’s investments and returned approximately -32% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 11% of the fund’s investments and returning approximately -3% for the reporting period.
The information technology sector contributed the most to the total return of the fund. The information technology sector represented an average weight of approximately 27% of the fund’s investments and returned approximately 27% for the reporting period. One example from this sector is Microsoft Corp., which develops manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 5% of the fund’s investments and returned approximately 47% for the reporting period.
The communication services sector also contributed to the total return of the fund, representing an average weight of approximately 8% of the fund’s investments and returning approximately 32% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Total Stock Market Index Fund (6/1/99)	8.38%	10.07%	10.39%
Dow Jones U.S. Total Stock Market IndexSM	8.39%	10.10%	10.43%
Fund Category: Morningstar Large Blend[2]	7.62%	9.67%	9.69%
Fund Expense Ratio[3]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. The “Dow Jones U.S. Total Stock Market IndexSM” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab Total Stock Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	3,450
Weighted Average Market Cap (millions)	$561,371
Price/Earnings Ratio (P/E)	20.0
Price/Book Ratio (P/B)	3.4
Portfolio Turnover Rate	2%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
4
This list is not a recommendation of any security by the investment adviser.
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund as of October 31, 2023

The Schwab U.S. Large-Cap Growth Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large-capitalization U.S. growth stocks. To pursue its goal, the fund generally invests in stocks that are included in the Russell 1000® Growth Index (the index). The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. Within the index, stocks in the communication services and information technology sectors were the top performers, while stocks in the utilities and real estate sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned 18.89% during the 12-month reporting period ended October 31, 2023, compared with the index, which returned 18.95%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The energy sector detracted the most from the total return of the fund. Energy stocks represented an average weight of approximately 1% of the fund’s investments and returned approximately -5% for the reporting period. One example from this sector is Occidental Petroleum Corp., which explores for, develops, produces, and markets crude oil and natural gas. The fund’s holdings of Occidental Petroleum Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately -22% for the reporting period.
The utilities sector also detracted from the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately -13% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 46% of the fund’s investments and returned approximately 32% for the reporting period. One example from this sector is Microsoft Corp, which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 11% of the fund’s investments and returned approximately 47% for the reporting period.
The communication services sector also contributed to the total return of the fund, representing an average weight of approximately 9% of the fund’s investments and returning approximately 35% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2023)1

Average Annual Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab U.S. Large-Cap Growth Index Fund (12/20/17)	18.89%	14.16%	13.05%
Russell 1000® Growth Index	18.95%	14.22%	13.11%
Fund Category: Morningstar Large Growth[2]	14.19%	10.68%	N/A
Fund Expense Ratio[3]: 0.035%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell 1000® Growth Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Growth Index Fund. The Schwab U.S. Large-Cap Growth Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	443
Weighted Average Market Cap (millions)	$995,634
Price/Earnings Ratio (P/E)	30.1
Price/Book Ratio (P/B)	9.9
Portfolio Turnover Rate	20% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets6

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes in-kind transactions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Less than 0.05%.
5
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
6
This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund as of October 31, 2023

The Schwab U.S. Large-Cap Value Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large-capitalization U.S. value stocks. To pursue its goal, the fund generally invests in stocks that are included in the Russell 1000® Value Index (the index). The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. Within the index, stocks in the communication services and information technology sectors were the top performers, while stocks in the health care and utilities sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned 0.11% during the 12-month reporting period ended October 31, 2023, compared with the index, which returned 0.13%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The health care sector detracted the most from the total return of the fund. Health care stocks represented an average weight of approximately 16% of the fund’s investments and returned approximately -10% for the reporting period. One example from this sector is Pfizer, Inc., a pharmaceutical company, which represented an average weight of approximately 1% of the fund’s investments and returned approximately -32% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 20% of the fund’s investments and returning approximately -3% for the reporting period.
The communication services sector contributed the most to the total return of the fund. Communication services stocks represented an average weight of approximately 7% of the fund’s investments and returned approximately 30% for the reporting period. One example from this sector is Meta Platforms, Inc., a social technology company. The fund’s Class A holdings of Meta Platforms, Inc. represented an average weight of approximately 1% of the fund’s investments and returned approximately 210% for the reporting period. The fund’s investment in Meta Platforms, Inc. was sold prior to the end of the reporting period.
The industrials sector also contributed to the total return of the fund, representing an average weight of approximately 12% of the fund’s investments and returning approximately 7% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2023)1

Average Annual Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab U.S. Large-Cap Value Index Fund (12/20/17)	0.11%	6.52%	5.31%
Russell 1000® Value Index	0.13%	6.60%	5.38%
Fund Category: Morningstar Large Value[2]	0.68%	7.10%	N/A
Fund Expense Ratio[3]: 0.035%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell 1000® Value Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Value Index Fund. The Schwab U.S. Large-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	835
Weighted Average Market Cap (millions)	$133,082
Price/Earnings Ratio (P/E)	14.8
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	42% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes in-kind transactions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund as of October 31, 2023

The Schwab U.S. Mid-Cap Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of mid-capitalization U.S. stocks. To pursue its goal, the fund generally invests in securities that are included in the Russell Midcap® Index (the index). The fund generally will seek to replicate the performance of the index by giving the same weight to a given security as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. Within the index, stocks in the industrials and information technology sectors were the top performers, while stocks in the health care and financials sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned -1.03% during the 12-month reporting period ended October 31, 2023, compared with the index, which returned -1.01%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The health care sector detracted the most from the total return of the fund. Health care stocks represented an average weight of approximately 11% of the fund’s investments and returned approximately -10% for the reporting period. One example from this sector is Illumina, Inc., which develops, manufactures and markets integrated systems for the large-scale analysis of genetic variation and biological function. The fund’s holdings of Illumina, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -46% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 13% of the fund’s investments and returning approximately -6% for the reporting period.
The industrials sector contributed the most to the total return of the fund. Industrials stocks represented an average weight of approximately 17% of the fund’s investments and returned approximately 11% for the reporting period. One example from this sector is TransDigm Group, Inc., which designs, produces, and supplies highly engineered aerospace systems, subsystems, and component parts, for nearly all aircraft currently in service. The fund’s holdings of TransDigm Group, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 44% for the reporting period.
The information technology sector also contributed to the total return of the fund, representing an average weight of approximately 16% of the fund’s investments and returning approximately 3% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2023)1

Average Annual Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab U.S. Mid-Cap Index Fund (12/20/17)	-1.03%	7.10%	5.81%
Russell Midcap® Index	-1.01%	7.14%	5.86%
Fund Category: Morningstar Mid-Cap Blend[2]	-0.80%	6.58%	N/A
Fund Expense Ratio[3]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell Midcap® Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Mid-Cap Index Fund. The Schwab U.S. Mid-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	803
Weighted Average Market Cap (millions)	$20,847
Price/Earnings Ratio (P/E)	16.0
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate	8% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes in-kind transactions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund as of October 31, 2023

The Schwab International Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States. To purse its goal, the fund generally invests in stocks that are included in the MSCI EAFE® Index (the index). The index includes stocks from developed markets in Europe, Australasia and the Far East. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. The fund generally tracked the index for the reporting period. The fund returned 15.30% for the 12-month reporting period ended October 31, 2023, compared with the index, which returned 14.40%1. Fair valuation of the fund’s holdings contributed to the fund’s relative performance.2
Contributors and Detractors. Stocks from Japan contributed the most to the total return of the fund. Japanese stocks represented an average weight of approximately 22% of the fund’s investments and returned approximately 17% in U.S. dollar terms for the reporting period. One example from this market is Mitsubishi UFJ Financial Group, Inc., which provides a variety of financial and investment services. The fund’s holdings of Mitsubishi UFJ Financial Group, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 83% in U.S. dollar terms for the reporting period.
Stocks from France also contributed to the total return of the fund, representing an average weight of approximately 12% of the fund’s investments and returning approximately 19% in U.S. dollar terms for the reporting period.
Stocks from Israel detracted the most from the total return of the fund. Israeli stocks represented an average weight of less than 1% of the fund’s investments and returned approximately -17% in U.S. dollar terms for the reporting period. One example from this market is Bank Leumi Le-Israel BM, a full-service commercial bank, which represented an average weight of less than 1% of the fund’s investments and returned approximately -30% in U.S. dollar terms for the reporting period.
Stocks from Finland also detracted from the total return of the fund, representing an average weight of approximately 1% of the fund’s investments and returning approximately -6% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
2
Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Index Fund (5/19/97)	15.30%	4.35%	3.16%
MSCI EAFE® Index (Net)[3]	14.40%	4.10%	3.05%
Fund Category: Morningstar Foreign Large Blend[4]	13.03%	3.87%	2.92%
Fund Expense Ratio[5]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “MSCI EAFE®” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
3
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
4
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
5
As stated in the prospectus.

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	799
Weighted Average Market Cap (millions)	$79,259
Price/Earnings Ratio (P/E)	12.3
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	13%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3

Top Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
1
Excludes derivatives.
2
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
3
This list is not a recommendation of any security by the investment adviser.
4
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2023 and held through October 31, 2023.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 5/1/23	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/23	EXPENSES PAID DURING PERIOD 5/1/23-10/31/23 [2]
Schwab S&P 500 Index Fund
Actual Return	0.02%	$1,000.00	$1,013.90	$0.10
Hypothetical 5% Return	0.02%	$1,000.00	$1,025.10	$0.10
Schwab 1000 Index Fund
Actual Return	0.05%	$1,000.00	$1,013.10	$0.25
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab Small-Cap Index Fund
Actual Return	0.04%	$1,000.00	$947.30	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab Total Stock Market Index Fund
Actual Return	0.03%	$1,000.00	$1,009.80	$0.15
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab U.S. Large-Cap Growth Index Fund
Actual Return	0.035%	$1,000.00	$1,066.40	$0.18
Hypothetical 5% Return	0.035%	$1,000.00	$1,025.03	$0.18
Schwab U.S. Large-Cap Value Index Fund
Actual Return	0.035%	$1,000.00	$957.60	$0.17
Hypothetical 5% Return	0.035%	$1,000.00	$1,025.03	$0.18
Schwab U.S. Mid-Cap Index Fund
Actual Return	0.04%	$1,000.00	$953.60	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab International Index Fund
Actual Return	0.06%	$1,000.00	$925.10	$0.29
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31

[1]	Based on the most recent six-month expense ratio.
[2]
Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the period, and divided by the 365 days in the fiscal year.

Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$60.02	$71.21	$50.75	$47.17	$42.41
Income (loss) from investment operations:
Net investment income (loss)[1]	1.05	0.97	0.90	1.02	0.92
Net realized and unrealized gains (losses)	4.94	(11.23)	20.60	3.52	4.86
Total from investment operations	5.99	(10.26)	21.50	4.54	5.78
Less distributions:
Distributions from net investment income	(0.98)	(0.86)	(1.04)	(0.87)	(0.84)
Distributions from net realized gains	—	(0.07)	—	(0.09)	(0.18)
Total distributions	(0.98)	(0.93)	(1.04)	(0.96)	(1.02)
Net asset value at end of period	$65.03	$60.02	$71.21	$50.75	$47.17
Total return	10.11%	(14.63%)	42.89%	9.69%	14.30%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.02%[2]	0.02%[2]	0.02%	0.02%	0.02%[3]
Net investment income (loss)	1.63%	1.49%	1.42%	2.11%	2.11%
Portfolio turnover rate	2%[4]	2%	3%	4%	3%
Net assets, end of period (x 1,000,000)	$70,062	$61,068	$67,401	$44,184	$40,232

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.02%. The ratio presented for period ended October 31, 2019 is a blended ratio.
[4]	Portfolio turnover rate excludes in-kind transactions.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.6% OF NET ASSETS

Automobiles & Components 1.9%
Aptiv PLC *	560,941	48,914,055
BorgWarner, Inc.	468,710	17,295,399
Ford Motor Co.	7,801,635	76,065,941
General Motors Co.	2,733,772	77,092,371
Tesla, Inc. *	5,486,548	1,101,918,300
		1,321,286,066

Banks 2.9%
Bank of America Corp.	13,736,053	361,807,636
Citigroup, Inc.	3,826,509	151,108,840
Citizens Financial Group, Inc.	941,391	22,056,791
Comerica, Inc.	260,678	10,270,713
Fifth Third Bancorp	1,349,467	31,995,863
Huntington Bancshares, Inc.	2,889,171	27,880,500
JPMorgan Chase & Co.	5,774,071	802,942,313
KeyCorp	1,848,149	18,888,083
M&T Bank Corp.	330,805	37,298,265
PNC Financial Services Group, Inc.	789,952	90,425,805
Regions Financial Corp.	1,861,869	27,052,957
Truist Financial Corp.	2,640,585	74,886,991
U.S. Bancorp	3,088,712	98,468,139
Wells Fargo & Co.	7,269,599	289,111,952
Zions Bancorp NA	300,973	9,285,017
		2,053,479,865

Capital Goods 5.5%
3M Co.	1,094,858	99,577,335
A O Smith Corp.	250,305	17,461,277
Allegion PLC	176,202	17,331,229
AMETEK, Inc.	457,377	64,384,960
Axon Enterprise, Inc. *	139,160	28,456,828
Boeing Co. *	1,126,590	210,469,544
Carrier Global Corp.	1,664,220	79,316,725
Caterpillar, Inc.	1,013,598	229,123,828
Cummins, Inc.	281,916	60,978,431
Deere & Co.	541,762	197,938,164
Dover Corp.	278,957	36,250,462
Eaton Corp. PLC	792,782	164,827,306
Emerson Electric Co.	1,137,624	101,214,407
Fastenal Co.	1,137,671	66,371,726
Fortive Corp.	697,872	45,557,084
Generac Holdings, Inc. *	123,420	10,375,919
General Dynamics Corp.	449,467	108,460,882
General Electric Co.	2,162,487	234,910,963
Honeywell International, Inc.	1,319,217	241,759,707
Howmet Aerospace, Inc.	776,241	34,232,228
Hubbell, Inc., Class B	106,280	28,706,228
Huntington Ingalls Industries, Inc.	79,892	17,561,860
IDEX Corp.	149,976	28,706,906
Illinois Tool Works, Inc.	547,106	122,617,397
Ingersoll Rand, Inc.	804,096	48,792,545
Johnson Controls International PLC	1,348,705	66,113,519
SECURITY	NUMBER OF SHARES	VALUE ($)
L3Harris Technologies, Inc.	376,656	67,575,853
Lockheed Martin Corp.	445,321	202,460,740
Masco Corp.	447,117	23,290,325
Nordson Corp.	107,161	22,781,357
Northrop Grumman Corp.	282,854	133,345,861
Otis Worldwide Corp.	818,349	63,184,726
PACCAR, Inc.	1,037,459	85,621,491
Parker-Hannifin Corp.	255,291	94,179,403
Pentair PLC	328,834	19,111,832
Quanta Services, Inc.	288,151	48,155,795
Rockwell Automation, Inc.	228,299	59,999,260
RTX Corp.	2,891,948	235,375,648
Snap-on, Inc.	104,802	27,032,628
Stanley Black & Decker, Inc.	303,440	25,807,572
Textron, Inc.	393,806	29,929,256
Trane Technologies PLC	453,111	86,231,554
TransDigm Group, Inc. *	109,510	90,684,136
United Rentals, Inc.	135,384	55,002,458
Westinghouse Air Brake Technologies Corp.	353,984	37,529,384
WW Grainger, Inc.	88,452	64,554,923
Xylem, Inc.	478,639	44,771,892
		3,878,123,554

Commercial & Professional Services 1.3%
Automatic Data Processing, Inc.	818,573	178,629,000
Broadridge Financial Solutions, Inc.	233,939	39,919,351
Ceridian HCM Holding, Inc. *	309,566	19,815,320
Cintas Corp.	171,725	87,085,182
Copart, Inc. *	1,728,158	75,209,436
Equifax, Inc.	244,944	41,535,154
Jacobs Solutions, Inc.	249,116	33,207,163
Leidos Holdings, Inc.	273,749	27,134,001
Paychex, Inc.	638,229	70,875,330
Paycom Software, Inc.	97,567	23,900,988
Republic Services, Inc., Class A	408,133	60,603,669
Robert Half, Inc.	213,957	15,997,565
Rollins, Inc.	554,817	20,866,667
Veralto Corp. *	432,860	29,867,340
Verisk Analytics, Inc., Class A	288,150	65,513,784
Waste Management, Inc.	733,008	120,455,205
		910,615,155

Consumer Discretionary Distribution & Retail 5.6%
Amazon.com, Inc. *	18,040,207	2,400,971,150
AutoZone, Inc. *	36,074	89,359,988
Bath & Body Works, Inc.	454,055	13,462,731
Best Buy Co., Inc.	385,076	25,730,778
CarMax, Inc. *	315,198	19,255,446
eBay, Inc.	1,061,813	41,654,924
Etsy, Inc. *	242,096	15,082,581
Genuine Parts Co.	279,032	35,956,063
Home Depot, Inc.	1,997,571	568,688,488
LKQ Corp.	534,299	23,466,412
Lowe's Cos., Inc.	1,164,280	221,876,839
O'Reilly Automotive, Inc. *	120,154	111,796,088
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Pool Corp.	77,216	24,382,496
Ross Stores, Inc.	676,688	78,475,507
TJX Cos., Inc.	2,283,409	201,099,831
Tractor Supply Co.	215,773	41,549,249
Ulta Beauty, Inc. *	98,761	37,658,557
		3,950,467,128

Consumer Durables & Apparel 0.9%
DR Horton, Inc.	603,727	63,029,099
Garmin Ltd.	303,733	31,141,745
Hasbro, Inc.	256,989	11,603,053
Lennar Corp., Class A	500,517	53,395,154
Lululemon Athletica, Inc. *	229,742	90,398,882
Mohawk Industries, Inc. *	105,752	8,500,346
NIKE, Inc., Class B	2,434,087	250,151,121
NVR, Inc. *	6,490	35,127,904
PulteGroup, Inc.	437,655	32,207,031
Ralph Lauren Corp., Class A	81,965	9,223,521
Tapestry, Inc.	455,848	12,563,171
VF Corp.	655,623	9,657,327
Whirlpool Corp.	108,327	11,326,671
		618,325,025

Consumer Services 2.1%
Airbnb, Inc., Class A *	845,692	100,036,907
Booking Holdings, Inc. *	70,916	197,824,437
Caesars Entertainment, Inc. *	429,814	17,145,280
Carnival Corp. *	2,006,840	22,998,386
Chipotle Mexican Grill, Inc., Class A *	54,814	106,459,751
Darden Restaurants, Inc.	240,453	34,993,125
Domino's Pizza, Inc.	69,360	23,512,346
Expedia Group, Inc. *	275,419	26,244,676
Hilton Worldwide Holdings, Inc.	519,600	78,734,988
Las Vegas Sands Corp.	656,082	31,137,652
Marriott International, Inc., Class A	497,120	93,736,947
McDonald's Corp.	1,447,972	379,614,819
MGM Resorts International *	562,664	19,648,227
Norwegian Cruise Line Holdings Ltd. *	843,721	11,474,606
Royal Caribbean Cruises Ltd. *	468,475	39,693,887
Starbucks Corp.	2,275,784	209,918,316
Wynn Resorts Ltd.	190,852	16,752,989
Yum! Brands, Inc.	556,600	67,270,676
		1,477,198,015

Consumer Staples Distribution & Retail 1.9%
Costco Wholesale Corp.	880,486	486,415,686
Dollar General Corp.	435,652	51,860,014
Dollar Tree, Inc. *	415,987	46,211,996
Kroger Co.	1,315,656	59,691,313
Sysco Corp.	1,001,363	66,580,626
Target Corp.	915,424	101,419,825
Walgreens Boots Alliance, Inc.	1,425,832	30,056,538
Walmart, Inc.	2,835,694	463,380,756
		1,305,616,754

Energy 4.5%
APA Corp.	613,463	24,366,750
Baker Hughes Co., Class A	2,004,084	68,980,571
Chevron Corp.	3,525,260	513,736,140
ConocoPhillips	2,379,283	282,658,820
Coterra Energy, Inc.	1,505,049	41,388,848
Devon Energy Corp.	1,273,172	59,291,620
Diamondback Energy, Inc.	354,781	56,878,490
EOG Resources, Inc.	1,156,921	146,061,276
SECURITY	NUMBER OF SHARES	VALUE ($)
EQT Corp.	721,021	30,556,870
Exxon Mobil Corp.	7,953,904	841,920,738
Halliburton Co.	1,789,560	70,401,290
Hess Corp.	549,187	79,302,603
Kinder Morgan, Inc.	3,856,768	62,479,642
Marathon Oil Corp.	1,205,388	32,919,146
Marathon Petroleum Corp.	795,179	120,270,824
Occidental Petroleum Corp.	1,318,585	81,501,739
ONEOK, Inc.	1,156,508	75,404,322
Phillips 66	883,752	100,809,591
Pioneer Natural Resources Co.	462,540	110,547,060
Schlumberger NV	2,823,740	157,169,368
Targa Resources Corp.	444,813	37,190,815
Valero Energy Corp.	701,636	89,107,772
Williams Cos., Inc.	2,411,502	82,955,669
		3,165,899,964

Equity Real Estate Investment Trusts (REITs) 2.2%
Alexandria Real Estate Equities, Inc.	308,973	28,774,655
American Tower Corp.	926,368	165,069,514
AvalonBay Communities, Inc.	281,075	46,585,370
Boston Properties, Inc.	287,303	15,390,822
Camden Property Trust	213,098	18,087,758
Crown Castle, Inc.	862,587	80,203,339
Digital Realty Trust, Inc.	602,325	74,905,137
Equinix, Inc.	185,995	135,709,392
Equity Residential	688,039	38,069,198
Essex Property Trust, Inc.	126,699	27,103,450
Extra Space Storage, Inc.	417,921	43,292,436
Federal Realty Investment Trust	145,014	13,223,827
Healthpeak Properties, Inc.	1,091,486	16,972,607
Host Hotels & Resorts, Inc.	1,418,041	21,951,275
Invitation Homes, Inc.	1,143,514	33,950,931
Iron Mountain, Inc.	578,157	34,151,734
Kimco Realty Corp.	1,219,836	21,883,858
Mid-America Apartment Communities, Inc.	232,731	27,497,168
Prologis, Inc.	1,835,612	184,937,909
Public Storage	314,289	75,023,927
Realty Income Corp.	1,409,840	66,798,219
Regency Centers Corp.	328,643	19,804,027
SBA Communications Corp., Class A	215,028	44,861,292
Simon Property Group, Inc.	650,469	71,480,038
UDR, Inc.	602,950	19,179,840
Ventas, Inc.	798,604	33,908,726
VICI Properties, Inc., Class A	2,009,077	56,053,248
Welltower, Inc.	1,030,657	86,173,232
Weyerhaeuser Co.	1,456,193	41,778,177
		1,542,821,106

Financial Services 7.5%
American Express Co.	1,155,978	168,807,467
Ameriprise Financial, Inc.	203,316	63,957,114
Bank of New York Mellon Corp.	1,541,842	65,528,285
Berkshire Hathaway, Inc., Class B *	3,623,455	1,236,793,895
BlackRock, Inc.	278,850	170,734,278
Blackstone, Inc.	1,410,828	130,289,966
Capital One Financial Corp.	757,601	76,737,405
Cboe Global Markets, Inc.	209,936	34,406,411
Charles Schwab Corp. (a)	2,933,646	152,666,938
CME Group, Inc.	714,844	152,590,600
Discover Financial Services	496,274	40,734,170
FactSet Research Systems, Inc.	75,915	32,786,929
Fidelity National Information Services, Inc.	1,175,656	57,736,466
Fiserv, Inc. *	1,211,715	137,832,581
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
FleetCor Technologies, Inc. *	146,751	33,043,923
Franklin Resources, Inc.	564,886	12,873,752
Global Payments, Inc.	515,801	54,788,382
Goldman Sachs Group, Inc.	655,020	198,870,622
Intercontinental Exchange, Inc.	1,137,887	122,254,579
Invesco Ltd.	894,233	11,598,202
Jack Henry & Associates, Inc.	146,174	20,609,072
MarketAxess Holdings, Inc.	75,819	16,206,311
Mastercard, Inc., Class A	1,653,122	622,152,465
Moody's Corp.	313,551	96,573,708
Morgan Stanley	2,535,003	179,528,913
MSCI, Inc., Class A	156,791	73,934,796
Nasdaq, Inc.	672,378	33,349,949
Northern Trust Corp.	412,429	27,183,196
PayPal Holdings, Inc. *	2,183,307	113,095,303
Raymond James Financial, Inc.	374,011	35,695,610
S&P Global, Inc.	646,534	225,840,792
State Street Corp.	633,273	40,928,434
Synchrony Financial	836,538	23,464,891
T Rowe Price Group, Inc.	445,514	40,319,017
Visa, Inc., Class A	3,192,511	750,559,336
		5,254,473,758

Food, Beverage & Tobacco 3.2%
Altria Group, Inc.	3,526,444	141,657,256
Archer-Daniels-Midland Co.	1,065,098	76,229,064
Brown-Forman Corp., Class B	364,103	20,448,024
Bunge Ltd.	297,688	31,548,974
Campbell Soup Co.	394,808	15,954,191
Coca-Cola Co.	7,732,798	436,825,759
Conagra Brands, Inc.	948,646	25,954,955
Constellation Brands, Inc., Class A	320,752	75,104,081
General Mills, Inc.	1,162,835	75,863,355
Hershey Co.	296,685	55,583,935
Hormel Foods Corp.	577,536	18,798,797
J M Smucker Co.	203,805	23,201,161
Kellanova	523,863	26,439,366
Keurig Dr Pepper, Inc.	2,000,519	60,675,741
Kraft Heinz Co.	1,589,511	50,006,016
Lamb Weston Holdings, Inc.	288,164	25,877,127
McCormick & Co., Inc. - Non Voting Shares	498,924	31,881,244
Molson Coors Beverage Co., Class B	369,635	21,353,814
Mondelez International, Inc., Class A	2,703,001	178,965,696
Monster Beverage Corp. *	1,477,720	75,511,492
PepsiCo, Inc.	2,735,115	446,589,577
Philip Morris International, Inc.	3,084,339	274,999,665
Tyson Foods, Inc., Class A	567,800	26,317,530
		2,215,786,820

Health Care Equipment & Services 5.6%
Abbott Laboratories	3,447,965	326,005,091
Align Technology, Inc. *	141,171	26,058,755
Baxter International, Inc.	1,007,195	32,663,334
Becton Dickinson & Co.	576,512	145,730,703
Boston Scientific Corp. *	2,909,803	148,952,816
Cardinal Health, Inc.	505,497	46,000,227
Cencora, Inc.	330,504	61,192,816
Centene Corp. *	1,075,167	74,165,020
Cigna Group	588,080	181,834,336
Cooper Cos., Inc.	98,610	30,741,667
CVS Health Corp.	2,551,959	176,110,691
DaVita, Inc. *	107,976	8,338,986
DENTSPLY SIRONA, Inc.	418,386	12,723,118
Dexcom, Inc. *	771,982	68,575,161
Edwards Lifesciences Corp. *	1,208,777	77,023,270
SECURITY	NUMBER OF SHARES	VALUE ($)
Elevance Health, Inc.	468,207	210,735,289
GE HealthCare Technologies, Inc.	777,149	51,734,809
HCA Healthcare, Inc.	400,652	90,603,443
Henry Schein, Inc. *	258,053	16,768,284
Hologic, Inc. *	485,333	32,114,485
Humana, Inc.	246,371	129,022,029
IDEXX Laboratories, Inc. *	164,568	65,739,979
Insulet Corp. *	138,504	18,361,475
Intuitive Surgical, Inc. *	698,104	183,056,831
Laboratory Corp. of America Holdings	176,878	35,327,843
McKesson Corp.	268,280	122,163,981
Medtronic PLC	2,644,860	186,621,322
Molina Healthcare, Inc. *	115,947	38,604,554
Quest Diagnostics, Inc.	221,791	28,855,009
ResMed, Inc.	292,516	41,309,109
STERIS PLC	196,853	41,335,193
Stryker Corp.	671,574	181,472,726
Teleflex, Inc.	92,448	17,079,768
UnitedHealth Group, Inc.	1,840,466	985,679,971
Universal Health Services, Inc., Class B	122,797	15,458,914
Zimmer Biomet Holdings, Inc.	415,627	43,395,615
		3,951,556,620

Household & Personal Products 1.6%
Church & Dwight Co., Inc.	487,096	44,296,510
Clorox Co.	246,745	29,041,886
Colgate-Palmolive Co.	1,644,414	123,528,380
Estee Lauder Cos., Inc., Class A	459,811	59,255,844
Kenvue, Inc.	3,432,812	63,850,303
Kimberly-Clark Corp.	671,223	80,305,120
Procter & Gamble Co.	4,683,708	702,696,711
		1,102,974,754

Insurance 2.3%
Aflac, Inc.	1,074,718	83,946,223
Allstate Corp.	520,110	66,641,694
American International Group, Inc.	1,417,132	86,884,363
Aon PLC, Class A	403,291	124,778,236
Arch Capital Group Ltd. *	740,509	64,187,320
Arthur J Gallagher & Co.	428,955	101,014,613
Assurant, Inc.	105,406	15,694,953
Brown & Brown, Inc.	465,398	32,307,929
Chubb Ltd.	816,085	175,148,163
Cincinnati Financial Corp.	312,025	31,099,532
Everest Group Ltd.	85,886	33,978,219
Globe Life, Inc.	171,367	19,940,264
Hartford Financial Services Group, Inc.	609,280	44,751,616
Loews Corp.	365,421	23,390,598
Marsh & McLennan Cos., Inc.	981,432	186,128,579
MetLife, Inc.	1,254,306	75,270,903
Principal Financial Group, Inc.	442,755	29,965,658
Progressive Corp.	1,162,994	183,857,722
Prudential Financial, Inc.	721,218	65,948,174
Travelers Cos., Inc.	454,883	76,165,610
W R Berkley Corp.	404,672	27,282,986
Willis Towers Watson PLC	207,717	48,998,363
		1,597,381,718

Materials 2.4%
Air Products & Chemicals, Inc.	441,670	124,745,275
Albemarle Corp.	233,179	29,562,434
Amcor PLC	2,926,637	26,017,803
Avery Dennison Corp.	159,534	27,770,083
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ball Corp.	627,561	30,217,062
Celanese Corp., Class A	197,351	22,598,663
CF Industries Holdings, Inc.	386,203	30,811,275
Corteva, Inc.	1,411,043	67,927,610
Dow, Inc.	1,394,815	67,425,357
DuPont de Nemours, Inc.	913,598	66,583,022
Eastman Chemical Co.	235,536	17,601,605
Ecolab, Inc.	503,393	84,439,142
FMC Corp.	245,192	13,044,215
Freeport-McMoRan, Inc.	2,843,712	96,060,591
International Flavors & Fragrances, Inc.	505,042	34,519,621
International Paper Co.	692,752	23,366,525
Linde PLC	969,495	370,502,209
LyondellBasell Industries NV, Class A	507,741	45,818,548
Martin Marietta Materials, Inc.	122,543	50,112,735
Mosaic Co.	661,293	21,478,797
Newmont Corp.	1,583,405	59,330,185
Nucor Corp.	494,867	73,136,394
Packaging Corp. of America	178,836	27,370,850
PPG Industries, Inc.	469,240	57,608,595
Sealed Air Corp.	282,046	8,684,196
Sherwin-Williams Co.	470,495	112,076,614
Steel Dynamics, Inc.	309,859	33,003,082
Vulcan Materials Co.	264,594	51,990,075
Westrock Co.	506,440	18,196,389
		1,691,998,952

Media & Entertainment 7.7%
Alphabet, Inc., Class A *	11,788,218	1,462,682,089
Alphabet, Inc., Class C *	10,027,575	1,256,455,147
Charter Communications, Inc., Class A *	202,218	81,453,410
Comcast Corp., Class A	8,177,421	337,645,713
Electronic Arts, Inc.	488,735	60,500,506
Fox Corp., Class A	743,680	22,600,435
Interpublic Group of Cos., Inc.	772,426	21,936,898
Live Nation Entertainment, Inc. *	281,788	22,548,676
Match Group, Inc. *	556,488	19,254,485
Meta Platforms, Inc., Class A *	4,416,028	1,330,416,756
Netflix, Inc. *	880,484	362,486,458
News Corp., Class A	1,000,337	20,686,969
Omnicom Group, Inc.	391,075	29,295,428
Paramount Global, Class B (b)	947,557	10,309,420
Take-Two Interactive Software, Inc. *	312,554	41,804,098
Walt Disney Co. *	3,635,569	296,626,075
Warner Bros Discovery, Inc. *	4,418,872	43,923,588
		5,420,626,151

Pharmaceuticals, Biotechnology & Life Sciences 7.5%
AbbVie, Inc.	3,506,954	495,111,766
Agilent Technologies, Inc.	585,570	60,530,371
Amgen, Inc.	1,062,789	271,755,147
Biogen, Inc. *	287,566	68,308,428
Bio-Rad Laboratories, Inc., Class A *	41,888	11,530,929
Bio-Techne Corp.	309,867	16,928,034
Bristol-Myers Squibb Co.	4,150,818	213,891,651
Catalent, Inc. *	358,010	12,311,964
Charles River Laboratories International, Inc. *	102,764	17,301,347
Danaher Corp.	1,305,652	250,711,297
Eli Lilly & Co.	1,584,362	877,625,643
Gilead Sciences, Inc.	2,475,693	194,440,928
Illumina, Inc. *	314,966	34,463,580
Incyte Corp. *	371,460	20,032,838
IQVIA Holdings, Inc. *	364,746	65,957,019
SECURITY	NUMBER OF SHARES	VALUE ($)
Johnson & Johnson	4,784,459	709,726,648
Merck & Co., Inc.	5,041,775	517,790,292
Mettler-Toledo International, Inc. *	43,454	42,810,881
Moderna, Inc. *	656,423	49,861,891
Pfizer, Inc.	11,217,901	342,819,054
Regeneron Pharmaceuticals, Inc. *	212,083	165,401,411
Revvity, Inc.	246,449	20,418,300
Thermo Fisher Scientific, Inc.	766,840	341,067,427
Vertex Pharmaceuticals, Inc. *	512,806	185,692,181
Viatris, Inc.	2,386,624	21,240,954
Waters Corp. *	116,895	27,882,964
West Pharmaceutical Services, Inc.	146,350	46,581,741
Zoetis, Inc.	914,678	143,604,446
		5,225,799,132

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A *	616,498	42,747,972
CoStar Group, Inc. *	810,881	59,526,774
		102,274,746

Semiconductors & Semiconductor Equipment 7.2%
Advanced Micro Devices, Inc. *	3,210,160	316,200,760
Analog Devices, Inc.	996,262	156,741,900
Applied Materials, Inc.	1,668,485	220,823,990
Broadcom, Inc.	819,960	689,889,745
Enphase Energy, Inc. *	270,796	21,549,946
First Solar, Inc. *	210,623	30,003,246
Intel Corp.	8,321,095	303,719,968
KLA Corp.	271,839	127,682,778
Lam Research Corp.	264,848	155,788,891
Microchip Technology, Inc.	1,082,275	77,155,385
Micron Technology, Inc.	2,176,662	145,553,388
Monolithic Power Systems, Inc.	94,968	41,951,164
NVIDIA Corp.	4,907,618	2,001,326,620
NXP Semiconductors NV	512,224	88,322,784
ON Semiconductor Corp. *	856,692	53,663,187
Qorvo, Inc. *	195,909	17,126,365
QUALCOMM, Inc.	2,217,369	241,671,047
Skyworks Solutions, Inc.	317,685	27,555,997
SolarEdge Technologies, Inc. *	112,648	8,555,616
Teradyne, Inc.	306,132	25,491,612
Texas Instruments, Inc.	1,804,029	256,190,158
		5,006,964,547

Software & Services 12.0%
Accenture PLC, Class A	1,253,320	372,348,839
Adobe, Inc. *	905,624	481,846,305
Akamai Technologies, Inc. *	301,205	31,123,513
ANSYS, Inc. *	172,168	47,907,468
Autodesk, Inc. *	424,650	83,923,579
Cadence Design Systems, Inc. *	540,265	129,582,560
Cognizant Technology Solutions Corp., Class A	1,004,718	64,774,169
EPAM Systems, Inc. *	114,760	24,968,333
Fair Isaac Corp. *	49,558	41,919,625
Fortinet, Inc. *	1,298,388	74,228,842
Gartner, Inc. *	156,267	51,886,895
Gen Digital, Inc.	1,116,366	18,598,658
International Business Machines Corp.	1,810,069	261,808,380
Intuit, Inc.	556,448	275,413,938
Microsoft Corp.	14,762,123	4,991,221,408
Oracle Corp.	3,127,902	323,425,067
Palo Alto Networks, Inc. *	607,751	147,695,648
PTC, Inc. *	236,750	33,244,435
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Roper Technologies, Inc.	211,692	103,426,360
Salesforce, Inc. *	1,935,231	388,652,442
ServiceNow, Inc. *	405,326	235,838,933
Synopsys, Inc. *	302,390	141,953,962
Tyler Technologies, Inc. *	83,223	31,033,857
VeriSign, Inc. *	178,188	35,577,016
		8,392,400,232

Technology Hardware & Equipment 8.8%
Amphenol Corp., Class A	1,182,919	95,284,125
Apple, Inc.	29,199,688	4,986,430,720
Arista Networks, Inc. *	497,122	99,608,335
CDW Corp.	265,744	53,255,098
Cisco Systems, Inc.	8,096,692	422,080,554
Corning, Inc.	1,528,752	40,909,403
F5, Inc. *	119,109	18,055,733
Hewlett Packard Enterprise Co.	2,557,666	39,336,903
HP, Inc.	1,729,671	45,542,237
Juniper Networks, Inc.	635,718	17,113,529
Keysight Technologies, Inc. *	355,231	43,355,944
Motorola Solutions, Inc.	331,850	92,406,950
NetApp, Inc.	418,736	30,475,606
Seagate Technology Holdings PLC	385,144	26,286,078
TE Connectivity Ltd.	624,554	73,603,689
Teledyne Technologies, Inc. *	93,221	34,919,654
Trimble, Inc. *	492,807	23,225,994
Western Digital Corp. *	635,752	25,525,443
Zebra Technologies Corp., Class A *	101,798	21,319,555
		6,188,735,550

Telecommunication Services 0.9%
AT&T, Inc.	14,204,276	218,745,850
T-Mobile U.S., Inc. *	1,028,785	148,001,010
Verizon Communications, Inc.	8,352,965	293,439,661
		660,186,521

Transportation 1.5%
Alaska Air Group, Inc. *	252,607	7,989,959
American Airlines Group, Inc. *	1,312,281	14,631,933
CH Robinson Worldwide, Inc.	233,332	19,093,558
CSX Corp.	3,989,442	119,084,844
Delta Air Lines, Inc.	1,277,700	39,928,125
Expeditors International of Washington, Inc.	293,199	32,031,991
FedEx Corp.	460,183	110,489,938
JB Hunt Transport Services, Inc.	161,797	27,808,050
Norfolk Southern Corp.	450,447	85,940,783
Old Dominion Freight Line, Inc.	177,940	67,022,880
Southwest Airlines Co.	1,183,066	26,299,557
Union Pacific Corp.	1,210,922	251,399,517
United Airlines Holdings, Inc. *	651,929	22,824,034
United Parcel Service, Inc., Class B	1,437,070	202,986,138
		1,027,531,307

Utilities 2.5%
AES Corp.	1,332,692	19,857,111
Alliant Energy Corp.	501,843	24,484,920
Ameren Corp.	523,144	39,607,232
American Electric Power Co., Inc.	1,023,385	77,306,503
SECURITY	NUMBER OF SHARES	VALUE ($)
American Water Works Co., Inc.	388,087	45,658,435
Atmos Energy Corp.	294,789	31,736,984
CenterPoint Energy, Inc.	1,257,327	33,796,950
CMS Energy Corp.	578,780	31,450,905
Consolidated Edison, Inc.	683,012	59,961,623
Constellation Energy Corp.	637,141	71,945,962
Dominion Energy, Inc.	1,664,471	67,111,471
DTE Energy Co.	410,173	39,532,474
Duke Energy Corp.	1,531,952	136,175,213
Edison International	763,535	48,148,517
Entergy Corp.	419,536	40,103,446
Evergy, Inc.	459,043	22,557,373
Eversource Energy	693,523	37,304,602
Exelon Corp.	1,978,787	77,053,966
FirstEnergy Corp.	1,025,801	36,518,516
NextEra Energy, Inc.	4,020,897	234,418,295
NiSource, Inc.	825,919	20,780,122
NRG Energy, Inc.	454,921	19,279,552
PG&E Corp. *	4,164,112	67,875,026
Pinnacle West Capital Corp.	222,362	16,494,813
PPL Corp.	1,466,142	36,023,109
Public Service Enterprise Group, Inc.	990,177	61,044,412
Sempra	1,249,225	87,483,227
Southern Co.	2,167,321	145,860,703
WEC Energy Group, Inc.	628,010	51,113,734
Xcel Energy, Inc.	1,096,257	64,975,152
		1,745,660,348
Total Common Stocks (Cost $33,807,512,884)		69,808,183,788

SHORT-TERM INVESTMENTS 0.0% OF NET ASSETS

Money Market Funds 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)(d)	4,306,500	4,306,500
Total Short-Term Investments (Cost $4,306,500)		4,306,500
Total Investments in Securities (Cost $33,811,819,384)		69,812,490,288

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/15/23	1,149	241,993,763	(5,802,388)

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $4,164,864.
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2023:
SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.2% OF NET ASSETS

Financial Services 0.2%
Charles Schwab Corp.	$226,553,277	$10,216,157	($3,760,943 )	($1,782,158 )	($78,559,395 )	$152,666,938	2,933,646	$2,792,837

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$69,808,183,788	$—	$—	$69,808,183,788
Short-Term Investments[1]	4,306,500	—	—	4,306,500
Liabilities
Futures Contracts[2]	(5,802,388)	—	—	(5,802,388)
Total	$69,806,687,900	$—	$—	$69,806,687,900

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $96,876,976)		$152,666,938
Investments in securities, at value - unaffiliated (cost $33,714,942,408) including securities on loan of $4,164,864		69,659,823,350
Cash		163,736,332
Deposit with broker for futures contracts		23,688,000
Receivables:
Dividends		51,556,461
Fund shares sold		45,317,178
Variation margin on future contracts		1,516,324
Income from securities on loan	+	331
Total assets		70,098,304,914

Liabilities
Collateral held for securities on loan		4,306,500
Payables:
Fund shares redeemed		30,606,026
Investment adviser fees	+	1,170,988
Total liabilities		36,083,514
Net assets		$70,062,221,400

Net Assets by Source
Capital received from investors		$33,961,179,857
Total distributable earnings	+	36,101,041,543
Net assets		$70,062,221,400

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$70,062,221,400		1,077,460,116		$65.03

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $291,377)		$1,099,602,662
Interest received from securities - unaffiliated		6,777,990
Dividends received from securities - affiliated		2,792,837
Securities on loan, net	+	699,705
Total investment income		1,109,873,194

Expenses
Investment adviser fees		13,484,296
Proxy fees[1]	+	29,036
Total expenses	–	13,513,332
Net investment income		1,096,359,862

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(1,782,158)
Net realized losses on sales of securities - unaffiliated		(274,813,233)
Net realized gains on sales of in-kind redemptions - unaffiliated		5,526,860
Net realized gains on futures contracts	+	10,967,202
Net realized losses		(260,101,329)
Net change in unrealized appreciation (depreciation) on securities - affiliated		(78,559,395)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		5,356,430,035
Net change in unrealized appreciation (depreciation) on futures contracts	+	(13,876,368)
Net change in unrealized appreciation (depreciation)	+	5,263,994,272
Net realized and unrealized gains		5,003,892,943
Increase in net assets resulting from operations		$6,100,252,805

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$1,096,359,862	$966,947,258
Net realized losses		(260,101,329)	(162,413,170)
Net change in unrealized appreciation (depreciation)	+	5,263,994,272	(11,097,236,764)
Increase (decrease) in net assets resulting from operations		$6,100,252,805	($10,292,702,676 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($999,828,367 )	($892,809,698 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		176,030,065	$11,382,757,051	210,459,089	$13,861,852,248
Shares reinvested		13,335,796	802,281,581	10,113,772	728,899,804
Shares redeemed	+	(129,402,948)	(8,291,585,464)	(149,593,128)	(9,738,121,330)
Net transactions in fund shares		59,962,913	$3,893,453,168	70,979,733	$4,852,630,722

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,017,497,203	$61,068,343,794	946,517,470	$67,401,225,446
Total increase (decrease)	+	59,962,913	8,993,877,606	70,979,733	(6,332,881,652)
End of period		1,077,460,116	$70,062,221,400	1,017,497,203	$61,068,343,794
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$84.03	$102.69	$73.73	$68.68	$64.19
Income (loss) from investment operations:
Net investment income (loss)[1]	1.41	1.29	1.24	1.38	1.38
Net realized and unrealized gains (losses)	6.34	(18.14)	30.02	5.81	6.73
Total from investment operations	7.75	(16.85)	31.26	7.19	8.11
Less distributions:
Distributions from net investment income	(1.32)	(1.23)	(1.42)	(1.29)	(1.28)
Distributions from net realized gains	—	(0.58)	(0.88)	(0.85)	(2.34)
Total distributions	(1.32)	(1.81)	(2.30)	(2.14)	(3.62)
Net asset value at end of period	$90.46	$84.03	$102.69	$73.73	$68.68
Total return	9.35%	(16.73%)	43.16%	10.60%	14.20%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.05%[2]	0.05%	0.05%	0.05%
Net investment income (loss)	1.57%	1.40%	1.36%	1.97%	2.15%
Portfolio turnover rate	3%[3]	2%[3]	5%[3]	4%	5%
Net assets, end of period (x 1,000,000)	$12,811	$11,888	$14,222	$9,774	$9,346

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Portfolio turnover rate excludes in-kind transactions.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.4% OF NET ASSETS

Automobiles & Components 1.8%
Aptiv PLC *	93,010	8,110,472
Autoliv, Inc.	24,784	2,271,454
BorgWarner, Inc.	77,100	2,844,990
Ford Motor Co.	1,289,426	12,571,903
Fox Factory Holding Corp. *	13,800	1,124,286
General Motors Co.	451,810	12,741,042
Gentex Corp.	77,781	2,230,759
Harley-Davidson, Inc.	41,353	1,110,328
Lear Corp.	19,120	2,481,011
Lucid Group, Inc. *(a)	291,763	1,202,064
Rivian Automotive, Inc., Class A *	219,167	3,554,889
Tesla, Inc. *	907,158	182,193,613
Thor Industries, Inc.	17,593	1,546,952
		233,983,763

Banks 2.9%
Bank of America Corp.	2,271,149	59,822,065
Bank OZK	33,399	1,196,018
BOK Financial Corp.	8,724	571,597
Citigroup, Inc.	632,625	24,982,361
Citizens Financial Group, Inc.	155,594	3,645,567
Columbia Banking System, Inc.	69,514	1,367,340
Comerica, Inc.	43,856	1,727,926
Commerce Bancshares, Inc.	37,391	1,639,969
Cullen/Frost Bankers, Inc.	21,276	1,935,903
East West Bancorp, Inc.	46,775	2,508,076
Fifth Third Bancorp	224,092	5,313,221
First Citizens BancShares, Inc., Class A	3,916	5,406,978
First Horizon Corp.	185,007	1,988,825
Home BancShares, Inc.	62,038	1,268,677
Huntington Bancshares, Inc.	476,079	4,594,162
JPMorgan Chase & Co.	954,697	132,760,165
KeyCorp	303,786	3,104,693
M&T Bank Corp.	54,260	6,117,815
New York Community Bancorp, Inc.	234,071	2,218,993
Old National Bancorp	100,089	1,371,219
Pinnacle Financial Partners, Inc.	25,092	1,564,737
PNC Financial Services Group, Inc.	131,031	14,999,119
Popular, Inc.	23,499	1,528,375
Prosperity Bancshares, Inc.	31,192	1,701,212
Regions Financial Corp.	306,289	4,450,379
SouthState Corp.	25,298	1,672,198
Synovus Financial Corp.	50,166	1,307,828
Truist Financial Corp.	437,183	12,398,510
U.S. Bancorp	510,673	16,280,255
Valley National Bancorp	137,143	1,066,973
Webster Financial Corp.	56,405	2,141,698
Wells Fargo & Co.	1,201,971	47,802,387
Western Alliance Bancorp	35,083	1,441,911
Wintrust Financial Corp.	20,348	1,519,792
SECURITY	NUMBER OF SHARES	VALUE ($)
Zions Bancorp NA	48,988	1,511,280
		374,928,224

Capital Goods 6.1%
3M Co.	180,964	16,458,676
A O Smith Corp.	41,147	2,870,415
AAON, Inc.	22,244	1,211,853
Acuity Brands, Inc.	10,107	1,637,031
Advanced Drainage Systems, Inc.	22,761	2,431,558
AECOM	45,706	3,498,794
AGCO Corp.	20,552	2,356,492
Air Lease Corp., Class A	34,596	1,198,059
Allegion PLC	28,469	2,800,211
Allison Transmission Holdings, Inc.	29,247	1,474,634
AMETEK, Inc.	75,676	10,652,911
API Group Corp. *	67,212	1,738,774
Applied Industrial Technologies, Inc.	12,697	1,949,116
Atkore, Inc. *	12,454	1,547,783
Axon Enterprise, Inc. *	22,857	4,674,028
AZEK Co., Inc., Class A *	49,224	1,289,669
Beacon Roofing Supply, Inc. *	17,470	1,243,340
Boeing Co. *	186,273	34,799,522
Boise Cascade Co.	12,987	1,217,531
Builders FirstSource, Inc. *	40,971	4,446,173
BWX Technologies, Inc.	30,471	2,263,386
Carlisle Cos., Inc.	16,386	4,163,519
Carrier Global Corp.	275,508	13,130,711
Caterpillar, Inc.	167,590	37,883,719
Chart Industries, Inc. *	13,722	1,594,908
Comfort Systems USA, Inc.	11,703	2,128,191
Core & Main, Inc., Class A *	34,451	1,036,286
Crane Co.	16,478	1,603,804
Cummins, Inc.	46,411	10,038,699
Curtiss-Wright Corp.	12,430	2,471,208
Deere & Co.	89,576	32,727,487
Donaldson Co., Inc.	39,129	2,256,178
Dover Corp.	45,810	5,953,009
Eaton Corp. PLC	131,078	27,252,427
EMCOR Group, Inc.	15,417	3,185,923
Emerson Electric Co.	187,991	16,725,559
Esab Corp.	18,609	1,177,950
Fastenal Co.	188,655	11,006,133
Ferguson PLC	66,860	10,042,372
Flowserve Corp.	43,341	1,591,482
Fluor Corp. *	47,095	1,567,793
Fortive Corp.	116,782	7,623,529
Fortune Brands Innovations, Inc.	42,058	2,346,836
Franklin Electric Co., Inc.	13,152	1,140,541
Generac Holdings, Inc. *	20,544	1,727,134
General Dynamics Corp.	74,450	17,965,529
General Electric Co.	357,550	38,840,656
Graco, Inc.	55,549	4,130,068
HEICO Corp.	33,347	5,282,498
Hexcel Corp.	27,945	1,730,354
Honeywell International, Inc.	218,122	39,973,038
Howmet Aerospace, Inc.	128,592	5,670,907
Hubbell, Inc., Class B	17,507	4,728,641
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Huntington Ingalls Industries, Inc.	12,927	2,841,613
IDEX Corp.	24,858	4,758,070
Illinois Tool Works, Inc.	90,400	20,260,448
Ingersoll Rand, Inc.	132,510	8,040,707
ITT, Inc.	27,187	2,537,906
Johnson Controls International PLC	222,930	10,928,029
L3Harris Technologies, Inc.	62,064	11,134,902
Lennox International, Inc.	10,473	3,880,665
Leonardo DRS, Inc. *	17,697	337,482
Lincoln Electric Holdings, Inc.	18,713	3,271,032
Lockheed Martin Corp.	73,630	33,475,143
Masco Corp.	73,186	3,812,259
MasTec, Inc. *	20,487	1,217,747
Middleby Corp. *	17,694	1,997,122
MSC Industrial Direct Co., Inc., Class A	15,575	1,475,731
Mueller Industries, Inc.	37,422	1,411,184
Nordson Corp.	17,784	3,780,701
Northrop Grumman Corp.	46,758	22,043,124
nVent Electric PLC	54,759	2,635,551
Oshkosh Corp.	20,996	1,841,979
Otis Worldwide Corp.	134,870	10,413,313
Owens Corning	29,623	3,358,360
PACCAR, Inc.	172,586	14,243,523
Parker-Hannifin Corp.	42,033	15,506,394
Pentair PLC	53,666	3,119,068
Plug Power, Inc. *(a)	178,600	1,051,954
Quanta Services, Inc.	47,474	7,933,855
RBC Bearings, Inc. *	9,793	2,152,893
Regal Rexnord Corp.	21,997	2,604,665
Rockwell Automation, Inc.	37,667	9,899,264
RTX Corp.	478,161	38,917,524
Sensata Technologies Holding PLC	50,073	1,596,327
Simpson Manufacturing Co., Inc.	14,012	1,866,118
SiteOne Landscape Supply, Inc. *	14,826	2,042,578
Snap-on, Inc.	17,404	4,489,188
Stanley Black & Decker, Inc.	49,836	4,238,552
Textron, Inc.	65,017	4,941,292
Timken Co.	21,550	1,489,536
Toro Co.	33,580	2,714,607
Trane Technologies PLC	75,267	14,324,063
TransDigm Group, Inc. *	18,091	14,980,976
Trex Co., Inc. *	36,051	2,026,427
UFP Industries, Inc.	19,933	1,897,024
United Rentals, Inc.	22,369	9,087,854
Valmont Industries, Inc.	6,959	1,370,297
Vertiv Holdings Co., Class A	114,750	4,506,232
Watsco, Inc.	11,032	3,848,954
Watts Water Technologies, Inc., Class A	9,019	1,560,377
WESCO International, Inc.	14,388	1,844,542
Westinghouse Air Brake Technologies Corp.	59,352	6,292,499
WillScot Mobile Mini Holdings Corp. *	64,966	2,560,310
Woodward, Inc.	20,274	2,528,168
WW Grainger, Inc.	14,576	10,638,002
Xylem, Inc.	79,116	7,400,511
Zurn Elkay Water Solutions Corp.	47,551	1,258,199
		780,841,886

Commercial & Professional Services 1.5%
Automatic Data Processing, Inc.	135,345	29,534,986
Booz Allen Hamilton Holding Corp., Class A	43,720	5,243,340
Broadridge Financial Solutions, Inc.	38,607	6,587,899
CACI International, Inc., Class A *	7,522	2,442,845
Casella Waste Systems, Inc., Class A *	19,409	1,464,409
SECURITY	NUMBER OF SHARES	VALUE ($)
Ceridian HCM Holding, Inc. *	51,236	3,279,616
Cintas Corp.	28,539	14,472,698
Clarivate PLC *	140,745	897,953
Clean Harbors, Inc. *	16,507	2,536,631
Copart, Inc. *	284,737	12,391,754
Dun & Bradstreet Holdings, Inc.	78,413	686,898
Equifax, Inc.	40,176	6,812,644
ExlService Holdings, Inc. *	55,352	1,445,241
Exponent, Inc.	17,432	1,277,591
FTI Consulting, Inc. *	11,273	2,392,807
Genpact Ltd.	54,268	1,820,149
Jacobs Solutions, Inc.	41,212	5,493,560
KBR, Inc.	43,803	2,547,144
Leidos Holdings, Inc.	44,760	4,436,611
Maximus, Inc.	20,024	1,496,193
MSA Safety, Inc.	12,118	1,913,190
Parsons Corp. *	13,384	756,865
Paychex, Inc.	105,126	11,674,242
Paycom Software, Inc.	16,302	3,993,501
Paylocity Holding Corp. *	14,155	2,539,407
RB Global, Inc.	59,729	3,906,277
Republic Services, Inc., Class A	67,315	9,995,604
Robert Half, Inc.	35,413	2,647,830
Rollins, Inc.	91,966	3,458,841
Science Applications International Corp.	17,361	1,896,516
SS&C Technologies Holdings, Inc.	71,316	3,583,629
Tetra Tech, Inc.	17,628	2,660,241
TransUnion	62,961	2,762,729
TriNet Group, Inc. *	11,024	1,132,716
Veralto Corp. *	71,740	4,950,060
Verisk Analytics, Inc., Class A	47,725	10,850,756
Vestis Corp. *	42,956	656,797
Waste Management, Inc.	121,140	19,906,936
		196,547,106

Consumer Discretionary Distribution & Retail 5.3%
Amazon.com, Inc. *	2,982,807	396,981,784
Asbury Automotive Group, Inc. *	6,775	1,296,532
AutoNation, Inc. *	8,845	1,150,558
AutoZone, Inc. *	5,949	14,736,446
Bath & Body Works, Inc.	75,621	2,242,163
Best Buy Co., Inc.	64,029	4,278,418
Burlington Stores, Inc. *	21,395	2,589,437
CarMax, Inc. *	52,336	3,197,206
Carvana Co., Class A *	31,543	851,661
Dick's Sporting Goods, Inc.	20,933	2,238,784
Dillard's, Inc., Class A	1,161	360,432
eBay, Inc.	174,502	6,845,713
Etsy, Inc. *	40,747	2,538,538
Five Below, Inc. *	18,296	3,183,138
Floor & Decor Holdings, Inc., Class A *	34,554	2,847,250
GameStop Corp., Class A *(a)	88,308	1,216,001
Genuine Parts Co.	46,007	5,928,462
Home Depot, Inc.	330,283	94,028,267
Lithia Motors, Inc., Class A	8,919	2,160,271
LKQ Corp.	87,798	3,856,088
Lowe's Cos., Inc.	192,505	36,685,678
Murphy USA, Inc.	6,364	2,308,159
Ollie's Bargain Outlet Holdings, Inc. *	20,340	1,571,062
O'Reilly Automotive, Inc. *	19,859	18,477,608
Penske Automotive Group, Inc.	6,449	922,723
Pool Corp.	12,890	4,070,275
RH *	5,098	1,111,160
Ross Stores, Inc.	111,664	12,949,674
TJX Cos., Inc.	377,544	33,250,300
Tractor Supply Co.	35,686	6,871,696
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ulta Beauty, Inc. *	16,338	6,229,843
Valvoline, Inc.	45,860	1,360,666
Wayfair, Inc., Class A *	29,644	1,263,131
Williams-Sonoma, Inc.	21,158	3,178,778
		682,777,902

Consumer Durables & Apparel 1.1%
Brunswick Corp.	23,169	1,609,550
Capri Holdings Ltd. *	38,108	1,950,368
Columbia Sportswear Co.	11,637	858,811
Crocs, Inc. *	19,885	1,776,128
Deckers Outdoor Corp. *	8,666	5,174,122
DR Horton, Inc.	99,777	10,416,719
Garmin Ltd.	50,510	5,178,790
Hasbro, Inc.	43,116	1,946,687
KB Home	25,673	1,134,747
Lennar Corp., Class A	82,780	8,830,970
Lululemon Athletica, Inc. *	37,894	14,910,531
Mattel, Inc. *	115,874	2,210,876
Meritage Homes Corp.	12,145	1,384,773
Mohawk Industries, Inc. *	17,641	1,417,984
Newell Brands, Inc.	131,270	882,134
NIKE, Inc., Class B	402,457	41,360,506
NVR, Inc. *	1,071	5,796,916
Polaris, Inc.	17,177	1,484,436
PulteGroup, Inc.	71,966	5,295,978
PVH Corp.	20,703	1,539,268
Ralph Lauren Corp., Class A	13,353	1,502,613
SharkNinja, Inc. *	15,934	665,404
Skechers USA, Inc., Class A *	44,474	2,144,536
Tapestry, Inc.	76,690	2,113,576
Taylor Morrison Home Corp., Class A *	36,093	1,383,084
Tempur Sealy International, Inc.	55,661	2,222,544
Toll Brothers, Inc.	35,895	2,538,136
TopBuild Corp. *	10,503	2,402,666
VF Corp.	106,108	1,562,971
Whirlpool Corp.	18,113	1,893,895
YETI Holdings, Inc. *	28,594	1,215,817
		134,805,536

Consumer Services 2.2%
ADT, Inc.	81,572	461,697
Airbnb, Inc., Class A *	140,231	16,587,925
Aramark	85,912	2,313,610
Booking Holdings, Inc. *	11,725	32,707,591
Boyd Gaming Corp.	23,728	1,310,972
Bright Horizons Family Solutions, Inc. *	19,049	1,410,769
Caesars Entertainment, Inc. *	70,757	2,822,497
Carnival Corp. *	331,029	3,793,592
Chipotle Mexican Grill, Inc., Class A *	9,075	17,625,465
Choice Hotels International, Inc.	8,126	897,923
Churchill Downs, Inc.	22,452	2,466,128
Darden Restaurants, Inc.	40,053	5,828,913
Domino's Pizza, Inc.	11,429	3,874,317
DoorDash, Inc., Class A *	98,419	7,376,504
DraftKings, Inc., Class A *	152,661	4,216,497
Duolingo, Inc. *	11,616	1,696,517
Expedia Group, Inc. *	45,282	4,314,922
H&R Block, Inc.	51,517	2,114,773
Hilton Grand Vacations, Inc. *	23,542	846,335
Hilton Worldwide Holdings, Inc.	85,794	13,000,365
Hyatt Hotels Corp., Class A	14,822	1,518,366
Las Vegas Sands Corp.	107,369	5,095,733
Light & Wonder, Inc. *	30,105	2,200,976
Marriott International, Inc., Class A	82,459	15,548,469
SECURITY	NUMBER OF SHARES	VALUE ($)
McDonald's Corp.	239,411	62,766,382
MGM Resorts International *	92,409	3,226,922
Norwegian Cruise Line Holdings Ltd. *	139,998	1,903,973
Planet Fitness, Inc., Class A *	28,067	1,551,263
Royal Caribbean Cruises Ltd. *	77,277	6,547,680
Service Corp. International	48,840	2,657,873
Starbucks Corp.	376,283	34,708,344
Texas Roadhouse, Inc., Class A	21,570	2,190,218
Vail Resorts, Inc.	12,694	2,694,301
Wingstop, Inc.	9,864	1,802,843
Wyndham Hotels & Resorts, Inc.	27,442	1,986,801
Wynn Resorts Ltd.	31,874	2,797,900
Yum! Brands, Inc.	91,855	11,101,595
		285,966,951

Consumer Staples Distribution & Retail 1.8%
Albertsons Cos., Inc., Class A	131,963	2,863,597
BJ's Wholesale Club Holdings, Inc. *	44,145	3,007,157
Casey's General Stores, Inc.	12,222	3,323,284
Costco Wholesale Corp.	145,582	80,425,320
Dollar General Corp.	71,827	8,550,286
Dollar Tree, Inc. *	68,808	7,643,881
Kroger Co.	217,171	9,853,048
Performance Food Group Co. *	51,509	2,975,160
Sysco Corp.	165,982	11,036,143
Target Corp.	151,874	16,826,121
U.S. Foods Holding Corp. *	74,835	2,914,075
Walgreens Boots Alliance, Inc.	235,518	4,964,719
Walmart, Inc.	468,860	76,616,413
		230,999,204

Energy 4.6%
Antero Midstream Corp.	113,320	1,398,369
Antero Resources Corp. *	92,890	2,734,682
APA Corp.	100,220	3,980,738
Baker Hughes Co., Class A	332,701	11,451,568
ChampionX Corp.	63,755	1,963,654
Cheniere Energy, Inc.	78,830	13,118,889
Chesapeake Energy Corp.	36,769	3,165,075
Chevron Corp.	582,874	84,942,228
Chord Energy Corp.	13,795	2,280,589
Civitas Resources, Inc.	27,942	2,107,665
ConocoPhillips	393,396	46,735,445
Coterra Energy, Inc.	247,454	6,804,985
Denbury, Inc. *	16,689	1,483,485
Devon Energy Corp.	211,898	9,868,090
Diamondback Energy, Inc.	58,491	9,377,277
DTE Midstream LLC.	32,329	1,744,796
EOG Resources, Inc.	191,282	24,149,352
EQT Corp.	119,338	5,057,544
Exxon Mobil Corp.	1,315,116	139,205,029
Halliburton Co.	296,047	11,646,489
Hess Corp.	90,876	13,122,494
HF Sinclair Corp.	47,659	2,639,355
Kinder Morgan, Inc.	635,935	10,302,147
Magnolia Oil & Gas Corp., Class A	61,817	1,387,792
Marathon Oil Corp.	198,136	5,411,094
Marathon Petroleum Corp.	131,387	19,872,284
Matador Resources Co.	36,362	2,243,172
Murphy Oil Corp.	48,795	2,189,432
New Fortress Energy, Inc.	21,766	659,510
Noble Corp. PLC	35,442	1,654,787
NOV, Inc.	127,779	2,550,469
Occidental Petroleum Corp.	218,412	13,500,046
ONEOK, Inc.	191,808	12,505,882
Ovintiv, Inc.	83,116	3,989,568
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Patterson-UTI Energy, Inc.	105,450	1,339,215
PBF Energy, Inc., Class A	36,360	1,728,191
Permian Resources Corp., Class A	120,707	1,758,701
Phillips 66	146,401	16,699,962
Pioneer Natural Resources Co.	76,626	18,313,614
Range Resources Corp.	79,999	2,867,164
Schlumberger NV	466,883	25,986,708
SM Energy Co.	38,363	1,546,796
Southwestern Energy Co. *	357,017	2,545,531
Targa Resources Corp.	73,596	6,153,362
TechnipFMC PLC	143,413	3,086,248
Texas Pacific Land Corp.	2,062	3,806,349
Transocean Ltd. *	221,262	1,464,754
Valaris Ltd. *	20,857	1,377,396
Valero Energy Corp.	115,659	14,688,693
Weatherford International PLC *	23,565	2,193,666
Williams Cos., Inc.	398,678	13,714,523
		594,514,854

Equity Real Estate Investment Trusts (REITs) 2.4%
Agree Realty Corp.	31,906	1,784,822
Alexandria Real Estate Equities, Inc.	51,981	4,840,991
American Homes 4 Rent, Class A	105,564	3,456,165
American Tower Corp.	153,198	27,298,352
Americold Realty Trust, Inc.	83,294	2,183,969
Apartment Income REIT Corp.	50,717	1,481,444
AvalonBay Communities, Inc.	46,493	7,705,750
Boston Properties, Inc.	47,345	2,536,272
Brixmor Property Group, Inc.	98,553	2,048,917
Camden Property Trust	35,247	2,991,765
Crown Castle, Inc.	142,269	13,228,172
CubeSmart	74,249	2,531,148
Digital Realty Trust, Inc.	99,171	12,332,906
EastGroup Properties, Inc.	15,066	2,459,524
Equinix, Inc.	30,738	22,427,674
Equity LifeStyle Properties, Inc.	61,225	4,028,605
Equity Residential	113,371	6,272,817
Essex Property Trust, Inc.	20,895	4,469,858
Extra Space Storage, Inc.	69,293	7,178,062
Federal Realty Investment Trust	23,656	2,157,191
First Industrial Realty Trust, Inc.	42,373	1,792,378
Gaming & Leisure Properties, Inc.	86,664	3,933,679
Healthcare Realty Trust, Inc., Class A	126,483	1,815,031
Healthpeak Properties, Inc.	181,384	2,820,521
Host Hotels & Resorts, Inc.	231,585	3,584,936
Invitation Homes, Inc.	188,432	5,594,546
Iron Mountain, Inc.	95,233	5,625,413
Kilroy Realty Corp.	36,066	1,030,766
Kimco Realty Corp.	204,764	3,673,466
Kite Realty Group Trust	73,241	1,561,498
Lamar Advertising Co., Class A	28,930	2,380,071
Medical Properties Trust, Inc.	195,366	933,849
Mid-America Apartment Communities, Inc.	38,003	4,490,054
NNN REIT, Inc.	60,482	2,197,311
Omega Healthcare Investors, Inc.	80,418	2,661,836
Prologis, Inc.	303,504	30,578,028
Public Storage	51,867	12,381,172
Rayonier, Inc.	45,440	1,146,906
Realty Income Corp.	232,508	11,016,229
Regency Centers Corp.	54,256	3,269,467
Rexford Industrial Realty, Inc.	68,084	2,943,952
Ryman Hospitality Properties, Inc.	20,306	1,738,194
SBA Communications Corp., Class A	35,468	7,399,689
Simon Property Group, Inc.	107,357	11,797,461
Spirit Realty Capital, Inc.	46,810	1,684,692
STAG Industrial, Inc.	58,921	1,957,356
SECURITY	NUMBER OF SHARES	VALUE ($)
Sun Communities, Inc.	40,514	4,506,777
Terreno Realty Corp.	27,741	1,478,040
UDR, Inc.	99,840	3,175,910
Ventas, Inc.	132,059	5,607,225
VICI Properties, Inc., Class A	333,849	9,314,387
Vornado Realty Trust	50,441	968,467
Welltower, Inc.	170,033	14,216,459
Weyerhaeuser Co.	239,449	6,869,792
WP Carey, Inc.	70,746	3,795,523
		313,355,485

Financial Services 7.6%
Affiliated Managers Group, Inc.	11,392	1,398,482
Affirm Holdings, Inc. *	71,539	1,259,802
AGNC Investment Corp.	203,374	1,500,900
Ally Financial, Inc.	89,346	2,161,280
American Express Co.	191,132	27,911,006
Ameriprise Financial, Inc.	33,658	10,587,797
Annaly Capital Management, Inc.	159,627	2,491,777
Apollo Global Management, Inc.	143,199	11,089,331
Ares Management Corp., Class A	54,216	5,345,155
Bank of New York Mellon Corp.	255,188	10,845,490
Berkshire Hathaway, Inc., Class B *	599,110	204,494,216
BlackRock, Inc.	46,106	28,229,782
Blackstone, Inc.	233,182	21,534,358
Block, Inc. *	180,994	7,285,008
Blue Owl Capital, Inc., Class A	133,762	1,649,285
Capital One Financial Corp.	125,078	12,669,151
Carlyle Group, Inc.	71,992	1,982,660
Cboe Global Markets, Inc.	34,479	5,650,763
Charles Schwab Corp. (b)	484,700	25,223,788
CME Group, Inc.	118,183	25,227,343
Coinbase Global, Inc., Class A *	55,814	4,304,376
Corebridge Financial, Inc.	54,413	1,088,260
Credit Acceptance Corp. *	2,124	854,761
Discover Financial Services	81,904	6,722,680
Enact Holdings, Inc.	9,788	269,757
Equitable Holdings, Inc.	106,904	2,840,439
Essent Group Ltd.	36,414	1,720,197
Evercore, Inc., Class A	11,493	1,496,159
FactSet Research Systems, Inc.	12,495	5,396,466
Fidelity National Information Services, Inc.	194,206	9,537,457
Fiserv, Inc. *	200,269	22,780,599
FleetCor Technologies, Inc. *	24,134	5,434,253
Franklin Resources, Inc.	94,999	2,165,027
Global Payments, Inc.	85,235	9,053,662
Goldman Sachs Group, Inc.	108,302	32,881,570
Houlihan Lokey, Inc., Class A	16,846	1,693,360
Interactive Brokers Group, Inc., Class A	35,015	2,803,651
Intercontinental Exchange, Inc.	188,084	20,207,745
Invesco Ltd.	146,958	1,906,045
Jack Henry & Associates, Inc.	23,683	3,339,066
Janus Henderson Group PLC	43,410	1,001,469
Jefferies Financial Group, Inc.	57,898	1,863,158
KKR & Co., Inc.	212,343	11,763,802
LPL Financial Holdings, Inc.	25,020	5,617,490
MarketAxess Holdings, Inc.	12,378	2,645,798
Mastercard, Inc., Class A	273,331	102,868,122
MGIC Investment Corp.	90,097	1,517,233
Moody's Corp.	51,917	15,990,436
Morgan Stanley	419,143	29,683,707
Morningstar, Inc.	8,561	2,167,988
MSCI, Inc., Class A	25,916	12,220,690
Nasdaq, Inc.	111,616	5,536,154
Northern Trust Corp.	68,033	4,484,055
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
OneMain Holdings, Inc.	40,289	1,447,584
PayPal Holdings, Inc. *	361,031	18,701,406
Raymond James Financial, Inc.	61,637	5,882,635
Remitly Global, Inc. *	43,486	1,171,078
Rithm Capital Corp.	160,559	1,498,015
Robinhood Markets, Inc., Class A *	181,123	1,655,464
S&P Global, Inc.	106,899	37,340,890
SEI Investments Co.	33,613	1,803,674
SoFi Technologies, Inc. *	311,954	2,355,253
Starwood Property Trust, Inc.	98,071	1,740,760
State Street Corp.	104,513	6,754,675
Stifel Financial Corp.	34,453	1,963,821
Synchrony Financial	137,429	3,854,883
T Rowe Price Group, Inc.	73,653	6,665,597
Toast, Inc., Class A *	118,892	1,901,083
Tradeweb Markets, Inc., Class A	37,916	3,412,819
Visa, Inc., Class A	527,857	124,099,181
Voya Financial, Inc.	34,719	2,318,188
Western Union Co.	127,784	1,442,681
WEX, Inc. *	14,090	2,345,703
		970,748,396

Food, Beverage & Tobacco 3.0%
Altria Group, Inc.	582,989	23,418,668
Archer-Daniels-Midland Co.	176,632	12,641,552
Brown-Forman Corp., Class B	60,000	3,369,600
Bunge Ltd.	49,242	5,218,667
Campbell Soup Co.	64,335	2,599,777
Celsius Holdings, Inc. *	16,134	2,453,820
Coca-Cola Co.	1,278,557	72,225,685
Coca-Cola Consolidated, Inc.	1,545	983,253
Conagra Brands, Inc.	157,208	4,301,211
Constellation Brands, Inc., Class A	53,242	12,466,614
Darling Ingredients, Inc. *	51,885	2,297,987
Flowers Foods, Inc.	65,838	1,443,827
General Mills, Inc.	191,702	12,506,639
Hershey Co.	49,145	9,207,316
Hormel Foods Corp.	95,622	3,112,496
Ingredion, Inc.	21,766	2,036,862
J M Smucker Co.	33,517	3,815,575
Kellanova	86,599	4,370,652
Keurig Dr Pepper, Inc.	330,124	10,012,661
Kraft Heinz Co.	261,431	8,224,619
Lamb Weston Holdings, Inc.	48,152	4,324,050
Lancaster Colony Corp.	6,855	1,159,660
McCormick & Co., Inc. - Non Voting Shares	82,095	5,245,871
Molson Coors Beverage Co., Class B	60,833	3,514,322
Mondelez International, Inc., Class A	446,920	29,590,573
Monster Beverage Corp. *	244,978	12,518,376
National Beverage Corp. *	7,583	351,700
PepsiCo, Inc.	452,230	73,840,114
Philip Morris International, Inc.	509,971	45,469,014
Pilgrim's Pride Corp. *	11,843	301,997
Post Holdings, Inc. *	16,862	1,353,681
Tyson Foods, Inc., Class A	93,170	4,318,430
WK Kellogg Co. *	21,231	212,735
		378,908,004

Health Care Equipment & Services 5.4%
Abbott Laboratories	570,094	53,902,388
Acadia Healthcare Co., Inc. *	30,436	2,237,350
agilon health, Inc. *	99,327	1,787,886
Align Technology, Inc. *	23,291	4,299,286
Baxter International, Inc.	167,277	5,424,793
Becton Dickinson & Co.	95,306	24,091,451
SECURITY	NUMBER OF SHARES	VALUE ($)
Boston Scientific Corp. *	481,022	24,623,516
Cardinal Health, Inc.	83,905	7,635,355
Cencora, Inc.	54,800	10,146,220
Centene Corp. *	177,688	12,256,918
Chemed Corp.	4,967	2,794,683
Cigna Group	97,234	30,064,753
Cooper Cos., Inc.	16,334	5,092,125
CVS Health Corp.	421,946	29,118,493
DaVita, Inc. *	17,575	1,357,317
DENTSPLY SIRONA, Inc.	70,164	2,133,687
Dexcom, Inc. *	127,993	11,369,618
Edwards Lifesciences Corp. *	199,186	12,692,132
Elevance Health, Inc.	77,414	34,843,267
Encompass Health Corp.	33,148	2,073,739
Ensign Group, Inc.	18,467	1,783,912
Envista Holdings Corp. *	54,024	1,257,138
GE HealthCare Technologies, Inc.	128,072	8,525,753
Globus Medical, Inc., Class A *	39,371	1,799,648
Haemonetics Corp. *	16,597	1,414,562
HCA Healthcare, Inc.	65,950	14,913,933
HealthEquity, Inc. *	28,181	2,020,014
Henry Schein, Inc. *	42,438	2,757,621
Hologic, Inc. *	81,263	5,377,173
Humana, Inc.	40,732	21,330,941
IDEXX Laboratories, Inc. *	27,193	10,862,788
Inspire Medical Systems, Inc. *	9,880	1,453,941
Insulet Corp. *	22,633	3,000,457
Intuitive Surgical, Inc. *	115,426	30,267,006
Laboratory Corp. of America Holdings	28,863	5,764,807
Lantheus Holdings, Inc. *	22,460	1,450,916
Masimo Corp. *	14,577	1,182,632
McKesson Corp.	44,322	20,182,466
Medtronic PLC	437,307	30,856,382
Molina Healthcare, Inc. *	19,195	6,390,975
Neogen Corp. *	64,750	964,128
Option Care Health, Inc. *	59,258	1,643,224
Penumbra, Inc. *	12,628	2,413,842
Quest Diagnostics, Inc.	37,011	4,815,131
QuidelOrtho Corp. *	16,191	988,946
R1 RCM, Inc. *	65,068	767,152
ResMed, Inc.	48,072	6,788,728
Shockwave Medical, Inc. *	12,128	2,501,521
STERIS PLC	32,318	6,786,134
Stryker Corp.	111,039	30,004,959
Surgery Partners, Inc. *	21,874	505,946
Teleflex, Inc.	15,519	2,867,135
Tenet Healthcare Corp. *	33,736	1,811,623
UnitedHealth Group, Inc.	304,307	162,974,657
Universal Health Services, Inc., Class B	20,215	2,544,866
Veeva Systems, Inc., Class A *	47,765	9,204,793
Zimmer Biomet Holdings, Inc.	68,329	7,134,231
		695,255,058

Household & Personal Products 1.5%
BellRing Brands, Inc. *	43,140	1,886,512
Church & Dwight Co., Inc.	80,831	7,350,771
Clorox Co.	40,870	4,810,399
Colgate-Palmolive Co.	271,027	20,359,548
Coty, Inc., Class A *	116,692	1,093,404
elf Beauty, Inc. *	17,857	1,654,094
Estee Lauder Cos., Inc., Class A	76,079	9,804,301
Inter Parfums, Inc.	5,918	752,237
Kenvue, Inc.	565,308	10,514,729
Kimberly-Clark Corp.	111,354	13,322,393
Procter & Gamble Co.	774,414	116,185,332
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Reynolds Consumer Products, Inc.	17,599	447,543
		188,181,263

Insurance 2.4%
Aflac, Inc.	177,949	13,899,596
Allstate Corp.	85,692	10,979,716
American Financial Group, Inc.	21,822	2,386,454
American International Group, Inc.	234,178	14,357,453
Aon PLC, Class A	66,645	20,619,963
Arch Capital Group Ltd. *	122,003	10,575,220
Arthur J Gallagher & Co.	70,797	16,671,986
Assurant, Inc.	17,196	2,560,484
Axis Capital Holdings Ltd.	24,671	1,408,714
Brown & Brown, Inc.	77,801	5,400,945
Chubb Ltd.	134,933	28,959,321
Cincinnati Financial Corp.	51,196	5,102,705
CNA Financial Corp.	10,480	423,392
Erie Indemnity Co., Class A	8,245	2,277,187
Everest Group Ltd.	14,353	5,678,334
Fidelity National Financial, Inc.	84,998	3,322,572
First American Financial Corp.	34,035	1,750,760
Globe Life, Inc.	28,587	3,326,383
Hartford Financial Services Group, Inc.	100,278	7,365,419
Kinsale Capital Group, Inc.	7,167	2,393,133
Lincoln National Corp.	56,360	1,226,957
Loews Corp.	59,961	3,838,104
Markel Group, Inc. *	4,402	6,473,229
Marsh & McLennan Cos., Inc.	162,272	30,774,885
MetLife, Inc.	207,007	12,422,490
Old Republic International Corp.	90,426	2,475,864
Primerica, Inc.	11,581	2,213,824
Principal Financial Group, Inc.	72,849	4,930,420
Progressive Corp.	192,292	30,399,442
Prudential Financial, Inc.	119,050	10,885,932
Reinsurance Group of America, Inc.	21,401	3,198,808
RenaissanceRe Holdings Ltd.	17,020	3,737,422
RLI Corp.	13,011	1,733,586
Ryan Specialty Holdings, Inc., Class A *	32,735	1,414,152
Selective Insurance Group, Inc.	20,045	2,086,885
Travelers Cos., Inc.	75,276	12,604,214
Unum Group	61,506	3,007,643
W R Berkley Corp.	66,834	4,505,948
Willis Towers Watson PLC	34,337	8,099,755
		305,489,297

Materials 2.6%
Air Products & Chemicals, Inc.	73,023	20,624,616
Albemarle Corp.	38,378	4,865,563
Alcoa Corp.	58,364	1,496,453
Amcor PLC	484,801	4,309,881
AptarGroup, Inc.	21,613	2,642,621
Ashland, Inc.	17,232	1,320,488
ATI, Inc. *	42,313	1,598,162
Avery Dennison Corp.	26,726	4,652,195
Axalta Coating Systems Ltd. *	73,146	1,918,620
Balchem Corp.	10,774	1,252,370
Ball Corp.	103,875	5,001,581
Berry Global Group, Inc.	38,225	2,102,375
Celanese Corp., Class A	32,992	3,777,914
CF Industries Holdings, Inc.	63,323	5,051,909
Chemours Co.	49,159	1,185,223
Cleveland-Cliffs, Inc. *	168,536	2,828,034
Commercial Metals Co.	37,770	1,597,293
Corteva, Inc.	234,655	11,296,292
SECURITY	NUMBER OF SHARES	VALUE ($)
Crown Holdings, Inc.	39,751	3,203,931
Dow, Inc.	230,606	11,147,494
DuPont de Nemours, Inc.	151,555	11,045,328
Eagle Materials, Inc.	11,430	1,759,191
Eastman Chemical Co.	38,554	2,881,140
Ecolab, Inc.	83,200	13,955,968
Element Solutions, Inc.	74,009	1,349,184
FMC Corp.	40,253	2,141,460
Freeport-McMoRan, Inc.	471,687	15,933,587
Graphic Packaging Holding Co.	98,942	2,128,242
Huntsman Corp.	53,525	1,248,738
International Flavors & Fragrances, Inc.	83,250	5,690,137
International Paper Co.	112,527	3,795,536
Linde PLC	160,298	61,259,484
Louisiana-Pacific Corp.	21,230	1,088,674
LyondellBasell Industries NV, Class A	84,438	7,619,685
Martin Marietta Materials, Inc.	20,425	8,352,599
Mosaic Co.	107,810	3,501,669
NewMarket Corp.	2,270	1,094,480
Newmont Corp.	260,563	9,763,296
Nucor Corp.	81,487	12,042,964
Olin Corp.	41,469	1,771,556
Packaging Corp. of America	29,634	4,535,484
PPG Industries, Inc.	77,232	9,481,773
Reliance Steel & Aluminum Co.	19,159	4,873,666
Royal Gold, Inc.	21,829	2,277,420
RPM International, Inc.	42,085	3,841,098
Sealed Air Corp.	47,159	1,452,026
Sherwin-Williams Co.	77,720	18,513,681
Silgan Holdings, Inc.	27,344	1,095,401
Sonoco Products Co.	32,329	1,674,965
Steel Dynamics, Inc.	51,053	5,437,655
Summit Materials, Inc., Class A *	39,104	1,286,522
U.S. Steel Corp.	74,258	2,516,604
Vulcan Materials Co.	43,991	8,643,792
Westlake Corp.	11,307	1,304,376
Westrock Co.	84,636	3,040,971
		330,271,367

Media & Entertainment 7.4%
Alphabet, Inc., Class A *	1,949,089	241,842,963
Alphabet, Inc., Class C *	1,657,981	207,745,019
Charter Communications, Inc., Class A *	33,511	13,498,231
Comcast Corp., Class A	1,352,072	55,827,053
Electronic Arts, Inc.	80,764	9,997,776
Endeavor Group Holdings, Inc., Class A	62,581	1,424,344
Fox Corp., Class A	122,371	3,718,855
IAC, Inc. *	23,099	982,862
Interpublic Group of Cos., Inc.	125,398	3,561,303
Liberty Broadband Corp., Class C *	37,734	3,143,620
Liberty Media Corp.-Liberty Formula One, Class C *	68,100	4,405,389
Liberty Media Corp.-Liberty SiriusXM, Class C *	48,500	1,190,675
Live Nation Entertainment, Inc. *	46,617	3,730,292
Match Group, Inc. *	90,497	3,131,196
Meta Platforms, Inc., Class A *	730,156	219,974,098
Netflix, Inc. *	145,581	59,934,242
New York Times Co., Class A	53,955	2,174,926
News Corp., Class A	125,716	2,599,807
Nexstar Media Group, Inc., Class A	11,113	1,556,709
Omnicom Group, Inc.	64,795	4,853,793
Paramount Global, Class B	159,144	1,731,487
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Pinterest, Inc., Class A *	190,858	5,702,837
ROBLOX Corp., Class A *	158,075	5,028,366
Roku, Inc. *	40,753	2,427,656
Sirius XM Holdings, Inc. (a)	214,050	916,134
Snap, Inc., Class A *	336,605	3,369,416
Take-Two Interactive Software, Inc. *	51,778	6,925,307
TKO Group Holdings, Inc.	17,000	1,393,660
Trade Desk, Inc., Class A *	146,572	10,400,749
Walt Disney Co. *	601,113	49,044,810
Warner Bros Discovery, Inc. *	726,226	7,218,686
Warner Music Group Corp., Class A	45,495	1,423,994
ZoomInfo Technologies, Inc., Class A *	100,435	1,301,638
		942,177,893

Pharmaceuticals, Biotechnology & Life Sciences 7.3%
10X Genomics, Inc., Class A *	34,014	1,200,014
AbbVie, Inc.	579,847	81,862,799
ACADIA Pharmaceuticals, Inc. *	39,378	888,761
Agilent Technologies, Inc.	96,943	10,020,998
Alkermes PLC *	54,557	1,319,734
Alnylam Pharmaceuticals, Inc. *	40,783	6,190,859
Amgen, Inc.	175,724	44,932,627
Apellis Pharmaceuticals, Inc. *	34,335	1,670,741
Avantor, Inc. *	222,080	3,870,854
Biogen, Inc. *	47,466	11,275,074
BioMarin Pharmaceutical, Inc. *	61,975	5,047,864
Bio-Rad Laboratories, Inc., Class A *	6,869	1,890,898
Bio-Techne Corp.	51,921	2,836,444
Bridgebio Pharma, Inc. *	39,577	1,030,585
Bristol-Myers Squibb Co.	686,305	35,365,297
Bruker Corp.	32,700	1,863,900
Catalent, Inc. *	60,440	2,078,532
Charles River Laboratories International, Inc. *	16,899	2,845,116
Danaher Corp.	215,879	41,453,086
Elanco Animal Health, Inc. *	162,894	1,435,096
Eli Lilly & Co.	261,962	145,108,611
Exact Sciences Corp. *	58,701	3,615,395
Exelixis, Inc. *	104,476	2,151,161
Gilead Sciences, Inc.	409,336	32,149,249
Halozyme Therapeutics, Inc. *	42,934	1,454,175
Illumina, Inc. *	51,764	5,664,017
Incyte Corp. *	61,911	3,338,860
Intra-Cellular Therapies, Inc. *	29,575	1,471,652
Ionis Pharmaceuticals, Inc. *	47,141	2,086,932
IQVIA Holdings, Inc. *	60,069	10,862,277
Jazz Pharmaceuticals PLC *	20,615	2,618,517
Johnson & Johnson	791,073	117,347,769
Karuna Therapeutics, Inc. *	11,776	1,961,999
Medpace Holdings, Inc. *	7,639	1,853,756
Merck & Co., Inc.	833,618	85,612,569
Mettler-Toledo International, Inc. *	7,179	7,072,751
Moderna, Inc. *	108,893	8,271,512
Natera, Inc. *	35,379	1,396,409
Neurocrine Biosciences, Inc. *	32,210	3,573,377
Organon & Co.	81,415	1,204,128
Perrigo Co. PLC	43,091	1,191,035
Pfizer, Inc.	1,854,792	56,682,443
Regeneron Pharmaceuticals, Inc. *	35,066	27,347,623
Repligen Corp. *	17,121	2,303,802
Revvity, Inc.	40,855	3,384,837
Roivant Sciences Ltd. *	106,086	916,583
Royalty Pharma PLC, Class A	127,798	3,433,932
Sarepta Therapeutics, Inc. *	30,735	2,068,773
Seagen, Inc. *	46,142	9,819,479
Sotera Health Co. *	31,432	397,929
Thermo Fisher Scientific, Inc.	126,791	56,392,833
SECURITY	NUMBER OF SHARES	VALUE ($)
United Therapeutics Corp. *	15,453	3,443,856
Vaxcyte, Inc. *	28,062	1,349,782
Vertex Pharmaceuticals, Inc. *	84,789	30,702,945
Viatris, Inc.	390,619	3,476,509
Waters Corp. *	19,478	4,646,087
West Pharmaceutical Services, Inc.	24,195	7,701,027
Zoetis, Inc.	151,222	23,741,854
		936,895,724

Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A *	101,648	7,048,273
CoStar Group, Inc. *	133,822	9,823,873
Jones Lang LaSalle, Inc. *	15,862	2,029,067
Zillow Group, Inc., Class C *	52,001	1,885,036
		20,786,249

Semiconductors & Semiconductor Equipment 6.7%
Advanced Micro Devices, Inc. *	530,775	52,281,337
Allegro MicroSystems, Inc. *	23,617	613,097
Amkor Technology, Inc.	35,628	743,200
Analog Devices, Inc.	164,724	25,916,027
Applied Materials, Inc.	275,871	36,511,527
Axcelis Technologies, Inc. *	10,789	1,375,597
Broadcom, Inc.	135,574	114,067,896
Cirrus Logic, Inc. *	18,227	1,219,933
Enphase Energy, Inc. *	44,692	3,556,589
Entegris, Inc.	49,440	4,352,698
First Solar, Inc. *	35,019	4,988,457
GLOBALFOUNDRIES, Inc. *(a)	27,339	1,356,561
Intel Corp.	1,375,828	50,217,722
KLA Corp.	44,804	21,044,439
Lam Research Corp.	43,790	25,758,154
Lattice Semiconductor Corp. *	45,514	2,531,033
MACOM Technology Solutions Holdings, Inc. *	17,768	1,253,355
Marvell Technology, Inc.	281,937	13,313,065
Microchip Technology, Inc.	178,632	12,734,675
Micron Technology, Inc.	359,884	24,065,443
MKS Instruments, Inc.	20,756	1,362,839
Monolithic Power Systems, Inc.	15,681	6,926,925
NVIDIA Corp.	811,436	330,903,601
NXP Semiconductors NV	84,515	14,572,921
ON Semiconductor Corp. *	141,490	8,862,934
Onto Innovation, Inc. *	16,132	1,812,753
Power Integrations, Inc.	19,120	1,325,590
Qorvo, Inc. *	32,329	2,826,201
QUALCOMM, Inc.	366,625	39,958,459
Rambus, Inc. *	35,774	1,943,601
Skyworks Solutions, Inc.	52,505	4,554,284
SolarEdge Technologies, Inc. *	18,663	1,417,455
Teradyne, Inc.	50,318	4,189,980
Texas Instruments, Inc.	298,282	42,359,027
Universal Display Corp.	14,283	1,987,908
Wolfspeed, Inc. *	40,813	1,381,112
		864,286,395

Software & Services 12.3%
Accenture PLC, Class A	207,227	61,565,069
Adobe, Inc. *	149,738	79,669,600
Akamai Technologies, Inc. *	50,133	5,180,243
Amdocs Ltd.	39,099	3,134,176
ANSYS, Inc. *	28,579	7,952,393
AppLovin Corp., Class A *	44,509	1,621,908
Aspen Technology, Inc. *	9,171	1,630,145
Atlassian Corp., Class A *	49,787	8,993,524
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Autodesk, Inc. *	70,061	13,846,155
Bentley Systems, Inc., Class B	75,482	3,671,444
Bill Holdings, Inc. *	32,089	2,929,405
Cadence Design Systems, Inc. *	89,296	21,417,646
CCC Intelligent Solutions Holdings, Inc. *	66,873	720,222
Cloudflare, Inc., Class A *	96,653	5,479,259
Cognizant Technology Solutions Corp., Class A	165,538	10,672,235
Confluent, Inc., Class A *	69,646	2,013,466
Crowdstrike Holdings, Inc., Class A *	73,481	12,989,236
Datadog, Inc., Class A *	98,051	7,988,215
DocuSign, Inc., Class A *	66,944	2,602,783
Dolby Laboratories, Inc., Class A	19,626	1,588,528
DoubleVerify Holdings, Inc. *	41,340	1,150,492
Dropbox, Inc., Class A *	84,678	2,227,031
Dynatrace, Inc. *	78,042	3,489,258
Elastic NV *	25,696	1,928,228
EPAM Systems, Inc. *	18,867	4,104,893
Fair Isaac Corp. *	8,143	6,887,919
Five9, Inc. *	24,501	1,417,873
Fortinet, Inc. *	213,608	12,211,969
Gartner, Inc. *	26,109	8,669,232
Gen Digital, Inc.	184,768	3,078,235
Gitlab, Inc., Class A *	26,303	1,138,394
GoDaddy, Inc., Class A *	48,346	3,540,378
Guidewire Software, Inc. *	26,933	2,427,471
HubSpot, Inc. *	16,394	6,947,285
Informatica, Inc., Class A *	12,317	236,240
International Business Machines Corp.	299,281	43,288,004
Intuit, Inc.	92,004	45,537,380
Manhattan Associates, Inc. *	20,148	3,928,457
Microsoft Corp.	2,440,801	825,259,226
MongoDB, Inc., Class A *	23,128	7,969,678
New Relic, Inc. *	17,776	1,540,646
Nutanix, Inc., Class A *	78,145	2,828,068
Okta, Inc. *	51,282	3,456,920
Oracle Corp.	517,174	53,475,792
Palantir Technologies, Inc., Class A *	624,063	9,236,132
Palo Alto Networks, Inc. *	100,478	24,418,164
Procore Technologies, Inc. *	29,112	1,778,452
PTC, Inc. *	38,936	5,467,393
Qualys, Inc. *	12,068	1,845,801
Roper Technologies, Inc.	35,088	17,142,944
Salesforce, Inc. *	319,975	64,260,579
Samsara, Inc., Class A *	50,229	1,158,783
ServiceNow, Inc. *	67,017	38,993,841
Smartsheet, Inc., Class A *	44,429	1,756,723
Snowflake, Inc., Class A *	106,837	15,505,254
Splunk, Inc. *	50,209	7,388,756
SPS Commerce, Inc. *	12,367	1,982,925
Synopsys, Inc. *	49,987	23,465,897
Tenable Holdings, Inc. *	38,159	1,606,876
Teradata Corp. *	32,845	1,403,138
Twilio, Inc., Class A *	59,441	3,046,946
Tyler Technologies, Inc. *	13,842	5,161,682
UiPath, Inc., Class A *	132,494	2,057,632
Unity Software, Inc. *	79,311	2,012,120
VeriSign, Inc. *	29,426	5,875,195
VMware, Inc., Class A *	72,281	10,527,728
Workday, Inc., Class A *	67,430	14,275,605
Workiva, Inc., Class A *	15,581	1,356,949
Zoom Video Communications, Inc., Class A *	82,371	4,940,613
SECURITY	NUMBER OF SHARES	VALUE ($)
Zscaler, Inc. *	28,728	4,558,846
		1,573,629,695

Technology Hardware & Equipment 8.3%
Advanced Energy Industries, Inc.	12,551	1,095,200
Amphenol Corp., Class A	195,637	15,758,560
Apple, Inc.	4,827,940	824,467,314
Arista Networks, Inc. *	82,463	16,523,111
Arrow Electronics, Inc. *	18,094	2,052,040
Avnet, Inc.	30,117	1,395,321
Badger Meter, Inc.	9,639	1,335,483
CDW Corp.	43,903	8,798,161
Ciena Corp. *	49,018	2,068,560
Cisco Systems, Inc.	1,338,724	69,787,682
Cognex Corp.	55,685	2,004,103
Coherent Corp. *	42,891	1,269,574
Corning, Inc.	252,692	6,762,038
Dell Technologies, Inc., Class C	84,512	5,654,698
F5, Inc. *	19,564	2,965,707
Fabrinet *	11,889	1,842,795
Hewlett Packard Enterprise Co.	422,970	6,505,279
HP, Inc.	283,863	7,474,113
Insight Enterprises, Inc. *	9,901	1,418,813
IPG Photonics Corp. *	9,544	819,830
Jabil, Inc.	42,900	5,268,120
Juniper Networks, Inc.	106,046	2,854,758
Keysight Technologies, Inc. *	58,734	7,168,485
Littelfuse, Inc.	8,248	1,787,094
Motorola Solutions, Inc.	54,760	15,248,470
NetApp, Inc.	69,176	5,034,629
Novanta, Inc. *	11,729	1,548,932
Pure Storage, Inc., Class A *	95,540	3,230,207
Seagate Technology Holdings PLC	63,258	4,317,358
Super Micro Computer, Inc. *	14,964	3,583,429
TD SYNNEX Corp.	17,041	1,562,319
TE Connectivity Ltd.	103,162	12,157,642
Teledyne Technologies, Inc. *	15,371	5,757,823
Trimble, Inc. *	81,822	3,856,271
Ubiquiti, Inc.	1,380	167,601
Vontier Corp.	51,143	1,511,787
Western Digital Corp. *	104,367	4,190,335
Zebra Technologies Corp., Class A *	16,966	3,553,189
		1,062,796,831

Telecommunication Services 0.9%
AT&T, Inc.	2,348,566	36,167,916
GCI Liberty, Inc. *(c)	32,171	5,809
Iridium Communications, Inc.	41,371	1,532,795
Liberty Global PLC, Class C *	72,355	1,227,141
T-Mobile U.S., Inc. *	170,109	24,471,881
Verizon Communications, Inc.	1,381,097	48,517,938
		111,923,480

Transportation 1.7%
Alaska Air Group, Inc. *	42,500	1,344,275
American Airlines Group, Inc. *	215,056	2,397,874
Avis Budget Group, Inc. *	6,498	1,057,874
CH Robinson Worldwide, Inc.	38,234	3,128,688
CSX Corp.	660,138	19,705,119
Delta Air Lines, Inc.	212,280	6,633,750
Expeditors International of Washington, Inc.	48,546	5,303,651
FedEx Corp.	76,073	18,265,127
GXO Logistics, Inc. *	39,400	1,990,094
Hertz Global Holdings, Inc. *	44,500	375,135
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
JB Hunt Transport Services, Inc.	26,742	4,596,148
Joby Aviation, Inc. *	121,223	638,845
Kirby Corp. *	19,683	1,470,320
Knight-Swift Transportation Holdings, Inc.	53,305	2,606,082
Landstar System, Inc.	11,603	1,911,942
Lyft, Inc., Class A *	113,445	1,040,291
Norfolk Southern Corp.	74,515	14,216,717
Old Dominion Freight Line, Inc.	29,359	11,058,361
Ryder System, Inc.	14,964	1,459,589
Saia, Inc. *	8,786	3,149,693
Southwest Airlines Co.	194,508	4,323,913
Uber Technologies, Inc. *	671,331	29,055,206
U-Haul Holding Co. - Non Voting	32,657	1,541,737
Union Pacific Corp.	200,216	41,566,844
United Airlines Holdings, Inc. *	107,003	3,746,175
United Parcel Service, Inc., Class B	237,608	33,562,130
XPO, Inc. *	38,277	2,901,779
		219,047,359

Utilities 2.4%
AES Corp.	216,441	3,224,971
Alliant Energy Corp.	83,132	4,056,010
Ameren Corp.	85,802	6,496,069
American Electric Power Co., Inc.	169,955	12,838,401
American Water Works Co., Inc.	63,753	7,500,541
Atmos Energy Corp.	48,517	5,223,340
Avangrid, Inc.	23,070	689,101
CenterPoint Energy, Inc.	208,319	5,599,615
CMS Energy Corp.	96,313	5,233,648
Consolidated Edison, Inc.	112,984	9,918,865
Constellation Energy Corp.	105,304	11,890,928
Dominion Energy, Inc.	274,473	11,066,751
DTE Energy Co.	67,358	6,491,964
Duke Energy Corp.	253,190	22,506,059
Edison International	125,470	7,912,138
Entergy Corp.	69,083	6,603,644
Essential Utilities, Inc.	81,203	2,717,052
Evergy, Inc.	74,698	3,670,660
Eversource Energy	114,259	6,145,992
Exelon Corp.	328,286	12,783,457
FirstEnergy Corp.	168,791	6,008,960
IDACORP, Inc.	16,635	1,575,501
National Fuel Gas Co.	29,331	1,494,414
NextEra Energy, Inc.	664,824	38,759,239
NiSource, Inc.	136,452	3,433,132
NRG Energy, Inc.	75,942	3,218,422
OGE Energy Corp.	66,167	2,262,911
Ormat Technologies, Inc.	17,207	1,058,919
PG&E Corp. *	684,960	11,164,848
Pinnacle West Capital Corp.	37,505	2,782,121
Portland General Electric Co.	33,396	1,336,508
SECURITY	NUMBER OF SHARES	VALUE ($)
PPL Corp.	243,968	5,994,294
Public Service Enterprise Group, Inc.	164,882	10,164,975
Sempra	207,021	14,497,681
Southern Co.	358,263	24,111,100
Southwest Gas Holdings, Inc.	19,818	1,161,533
UGI Corp.	71,234	1,481,667
Vistra Corp.	115,754	3,787,471
WEC Energy Group, Inc.	103,411	8,416,621
Xcel Energy, Inc.	180,488	10,697,524
		305,977,047
Total Common Stocks (Cost $3,321,129,676)		12,735,094,969

SHORT-TERM INVESTMENTS 0.5% OF NET ASSETS

Money Market Funds 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (d)	58,430,139	58,430,139
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (d)(e)	5,516,720	5,516,720
		63,946,859
Total Short-Term Investments (Cost $63,946,859)		63,946,859
Total Investments in Securities (Cost $3,385,076,535)		12,799,041,828

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/15/23	353	74,346,213	(3,225,072)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $5,448,948.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(d)	The rate shown is the annualized 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust
Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2023:
SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.2% OF NET ASSETS

Financial Services 0.2%
Charles Schwab Corp.	$39,532,015	$388,538	($1,031,954 )	($270,143 )	($13,394,668 )	$25,223,788	484,700	$479,074
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$12,623,171,489	$—	$—	$12,623,171,489
Telecommunication Services	111,917,671	—	5,809	111,923,480
Short-Term Investments[1]	63,946,859	—	—	63,946,859
Liabilities
Futures Contracts[2]	(3,225,072)	—	—	(3,225,072)
Total	$12,795,810,947	$—	$5,809	$12,795,816,756

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $4,378,393)		$25,223,788
Investments in securities, at value - unaffiliated (cost $3,380,698,142) including securities on loan of $5,448,948		12,773,818,040
Deposit with broker for futures contracts		5,275,200
Receivables:
Dividends		9,268,500
Fund shares sold		7,778,223
Variation margin on future contracts		458,734
Income from securities on loan	+	22,118
Total assets		12,821,844,603

Liabilities
Collateral held for securities on loan		5,516,720
Payables:
Fund shares redeemed		4,758,657
Investment adviser fees		536,669
Investments bought	+	433,840
Total liabilities		11,245,886
Net assets		$12,810,598,717

Net Assets by Source
Capital received from investors		$3,342,848,713
Total distributable earnings	+	9,467,750,004
Net assets		$12,810,598,717

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$12,810,598,717		141,610,007		$90.46

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $54,987)		$204,909,348
Dividends received from securities - affiliated		479,074
Interest received from securities - unaffiliated		178,005
Securities on loan, net	+	1,258,499
Total investment income		206,824,926

Expenses
Investment adviser fees		6,377,808
Total expenses	–	6,377,808
Net investment income		200,447,118

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(270,143)
Net realized losses on sales of securities - unaffiliated		(24,420,379)
Net realized gains on sales of in-kind redemptions - unaffiliated		54,811,504
Net realized gains on futures contracts	+	5,135,518
Net realized gains		35,256,500
Net change in unrealized appreciation (depreciation) on securities - affiliated		(13,394,668)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		886,325,180
Net change in unrealized appreciation (depreciation) on futures contracts	+	(4,973,645)
Net change in unrealized appreciation (depreciation)	+	867,956,867
Net realized and unrealized gains		903,213,367
Increase in net assets resulting from operations		$1,103,660,485
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$200,447,118	$181,344,830
Net realized gains		35,256,500	24,600,426
Net change in unrealized appreciation (depreciation)	+	867,956,867	(2,588,642,760)
Increase (decrease) in net assets resulting from operations		$1,103,660,485	($2,382,697,504 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($187,210,509 )	($249,966,849 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		10,449,076	$932,613,677	15,172,044	$1,385,599,712
Shares reinvested		1,790,033	150,434,406	1,982,815	202,881,568
Shares redeemed	+	(12,095,922)	(1,077,003,486)	(14,187,727)	(1,289,927,639)
Net transactions in fund shares		143,187	$6,044,597	2,967,132	$298,553,641

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		141,466,820	$11,888,104,144	138,499,688	$14,222,214,856
Total increase (decrease)	+	143,187	922,494,573	2,967,132	(2,334,110,712)
End of period		141,610,007	$12,810,598,717	141,466,820	$11,888,104,144
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$29.87	$39.97	$27.18	$28.84	$30.48
Income (loss) from investment operations:
Net investment income (loss)[1]	0.47	0.40	0.37	0.35	0.40
Net realized and unrealized gains (losses)	(2.98)	(7.31)	13.29	(0.23)	0.54
Total from investment operations	(2.51)	(6.91)	13.66	0.12	0.94
Less distributions:
Distributions from net investment income	(0.37)	(0.42)	(0.38)	(0.42)	(0.40)
Distributions from net realized gains	—	(2.77)	(0.49)	(1.36)	(2.18)
Total distributions	(0.37)	(3.19)	(0.87)	(1.78)	(2.58)
Net asset value at end of period	$26.99	$29.87	$39.97	$27.18	$28.84
Total return	(8.47%)	(18.53%)	50.82%	0.00%	4.95%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04%[2]	0.04%	0.04%	0.04%[3]
Net investment income (loss)	1.60%	1.25%	0.98%	1.31%	1.43%
Portfolio turnover rate	10%[4]	16%[4]	19%[4]	21%	14%
Net assets, end of period (x 1,000,000)	$4,881	$5,372	$6,587	$3,988	$4,187

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.04%. The ratio presented for period ended October 31, 2019 is a blended ratio.
[4]	Portfolio turnover rate excludes in-kind transactions.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Automobiles & Components 1.5%
Adient PLC *	222,436	7,493,869
American Axle & Manufacturing Holdings, Inc. *	266,730	1,800,428
Atmus Filtration Technologies, Inc. *(a)	38,038	713,593
Cooper-Standard Holdings, Inc. *	38,648	480,008
Dana, Inc.	303,403	3,483,066
Dorman Products, Inc. *	61,307	3,812,069
Fisker, Inc. *(a)	457,200	2,057,400
Fox Factory Holding Corp. *	99,313	8,091,030
Gentherm, Inc. *	77,209	3,105,346
Goodyear Tire & Rubber Co. *	655,507	7,800,533
Holley, Inc. *	122,088	518,874
LCI Industries	57,549	6,243,491
Livewire Group, Inc., Class A *	25,196	270,101
Luminar Technologies, Inc., Class A *(a)	631,016	2,000,321
Modine Manufacturing Co. *	119,789	4,731,666
Patrick Industries, Inc.	49,795	3,742,094
Solid Power, Inc. *(a)	354,285	467,656
Standard Motor Products, Inc.	49,609	1,732,842
Stoneridge, Inc. *	61,766	1,004,933
Visteon Corp. *	65,468	7,537,331
Winnebago Industries, Inc.	68,102	3,946,511
Workhorse Group, Inc. *	421,617	175,856
XPEL, Inc. *	52,855	2,447,187
		73,656,205

Banks 8.8%
1st Source Corp.	38,939	1,776,397
ACNB Corp.	19,860	683,383
Amalgamated Financial Corp.	41,966	765,460
Amerant Bancorp, Inc.	59,902	1,092,013
American National Bankshares, Inc.	24,195	923,281
Ameris Bancorp	153,750	5,734,875
Ames National Corp.	19,703	333,375
Arrow Financial Corp.	33,709	718,339
Associated Banc-Corp.	352,595	5,715,565
Atlantic Union Bankshares Corp.	174,862	5,037,774
Axos Financial, Inc. *	132,364	4,769,075
Banc of California, Inc.	126,229	1,415,027
BancFirst Corp.	51,316	4,162,241
Bancorp, Inc. *	123,394	4,398,996
Bank First Corp.	21,844	1,725,021
Bank of Hawaii Corp. (a)	91,321	4,510,344
Bank of Marin Bancorp	37,397	628,270
Bank of NT Butterfield & Son Ltd.	116,301	2,937,763
Bank7 Corp.	8,538	178,786
BankUnited, Inc.	173,506	3,784,166
Bankwell Financial Group, Inc.	13,580	332,303
Banner Corp.	79,928	3,373,761
Bar Harbor Bankshares	35,173	880,028
BayCom Corp.	26,848	531,590
BCB Bancorp, Inc.	35,520	365,146
Berkshire Hills Bancorp, Inc.	102,926	2,018,379
SECURITY	NUMBER OF SHARES	VALUE ($)
Blue Foundry Bancorp *	53,523	404,099
Blue Ridge Bankshares, Inc.	40,458	127,443
Bridgewater Bancshares, Inc. *	46,748	450,183
Brookline Bancorp, Inc.	204,316	1,663,132
Burke & Herbert Financial Services Corp.	15,257	682,446
Business First Bancshares, Inc.	56,231	1,098,754
Byline Bancorp, Inc.	57,529	1,091,325
C&F Financial Corp.	7,510	395,477
Cadence Bank	424,263	8,985,890
Cambridge Bancorp	17,579	944,168
Camden National Corp.	33,158	966,887
Capital Bancorp, Inc.	22,071	451,131
Capital City Bank Group, Inc.	30,711	877,413
Capitol Federal Financial, Inc.	299,541	1,557,613
Capstar Financial Holdings, Inc.	44,839	680,656
Carter Bankshares, Inc. *	54,016	608,220
Cathay General Bancorp	161,972	5,492,471
Central Pacific Financial Corp.	61,763	974,620
Central Valley Community Bancorp	22,845	360,266
Chemung Financial Corp.	8,015	330,859
ChoiceOne Financial Services, Inc.	15,973	301,411
Citizens & Northern Corp.	34,639	626,966
Citizens Financial Services, Inc.	8,765	433,429
City Holding Co.	34,608	3,141,714
Civista Bancshares, Inc.	36,983	539,212
CNB Financial Corp.	48,199	876,258
Coastal Financial Corp. *	25,147	934,714
Codorus Valley Bancorp, Inc.	21,960	430,855
Colony Bankcorp, Inc.	37,758	375,692
Columbia Financial, Inc. *	68,823	1,108,050
Community Bank System, Inc.	123,814	4,946,369
Community Trust Bancorp, Inc.	35,986	1,351,634
ConnectOne Bancorp, Inc.	85,762	1,397,063
CrossFirst Bankshares, Inc. *	103,580	1,095,876
Customers Bancorp, Inc. *	66,732	2,683,294
CVB Financial Corp.	309,769	4,838,592
Dime Community Bancshares, Inc.	80,900	1,487,751
Eagle Bancorp, Inc.	68,033	1,325,283
Eastern Bankshares, Inc.	361,027	3,974,907
Enterprise Bancorp, Inc.	22,352	588,081
Enterprise Financial Services Corp.	84,145	2,925,722
Equity Bancshares, Inc., Class A	33,905	820,501
Esquire Financial Holdings, Inc.	16,277	745,487
ESSA Bancorp, Inc.	19,870	330,835
Evans Bancorp, Inc.	11,987	296,319
Farmers & Merchants Bancorp, Inc.	29,405	512,235
Farmers National Banc Corp.	85,667	967,180
FB Financial Corp.	82,636	2,427,019
Fidelity D&D Bancorp, Inc.	10,660	477,568
Financial Institutions, Inc.	36,295	574,913
First BanCorp	412,011	5,500,347
First Bancorp, Inc.	22,376	524,270
First Bancorp/Southern Pines NC	92,541	2,685,540
First Bancshares, Inc.	70,997	1,719,547
First Bank	49,473	547,171
First Busey Corp.	120,995	2,402,961
First Business Financial Services, Inc.	17,970	551,679
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
First Commonwealth Financial Corp.	237,675	2,894,881
First Community Bankshares, Inc.	40,878	1,334,667
First Community Corp.	16,859	298,404
First Financial Bancorp	219,398	4,058,863
First Financial Bankshares, Inc.	303,819	7,306,847
First Financial Corp.	27,612	950,129
First Foundation, Inc.	117,153	531,875
First Interstate BancSystem, Inc., Class A	192,339	4,437,261
First Merchants Corp.	137,869	3,765,202
First Mid Bancshares, Inc.	44,440	1,214,101
First of Long Island Corp.	48,755	523,629
First Western Financial, Inc. *	19,610	262,186
Five Star Bancorp	29,213	568,777
Flushing Financial Corp.	66,458	820,092
FS Bancorp, Inc.	15,155	437,525
Fulton Financial Corp.	378,793	4,920,521
FVCBankcorp, Inc. *	38,926	425,072
German American Bancorp, Inc.	65,635	1,793,805
Glacier Bancorp, Inc.	259,935	7,847,438
Great Southern Bancorp, Inc.	21,005	1,044,369
Greene County Bancorp, Inc.	16,070	380,859
Guaranty Bancshares, Inc.	19,319	551,171
Hancock Whitney Corp.	202,364	6,967,393
Hanmi Financial Corp.	70,691	1,037,744
HarborOne Bancorp, Inc.	98,418	968,433
HBT Financial, Inc.	32,117	578,106
Heartland Financial USA, Inc.	98,225	2,691,365
Heritage Commerce Corp.	137,423	1,124,120
Heritage Financial Corp.	80,344	1,307,197
Hilltop Holdings, Inc.	108,287	2,990,887
Hingham Institution For Savings	3,403	505,618
Home Bancorp, Inc.	16,575	568,025
Home BancShares, Inc.	444,135	9,082,561
HomeStreet, Inc.	41,302	199,489
HomeTrust Bancshares, Inc.	36,711	756,614
Hope Bancorp, Inc.	268,978	2,356,247
Horizon Bancorp, Inc.	100,236	951,240
Independent Bank Corp.	102,884	5,020,739
Independent Bank Corp.	47,525	948,124
Independent Bank Group, Inc.	84,525	2,987,959
International Bancshares Corp.	124,827	5,471,167
John Marshall Bancorp, Inc.	28,487	523,591
Kearny Financial Corp.	133,065	923,471
Lakeland Bancorp, Inc.	145,953	1,646,350
Lakeland Financial Corp.	57,699	2,841,676
LCNB Corp.	24,178	338,250
Live Oak Bancshares, Inc.	78,504	2,264,840
Luther Burbank Corp.	26,543	216,060
Macatawa Bank Corp.	63,157	576,623
MainStreet Bancshares, Inc.	15,928	307,092
Mercantile Bank Corp.	36,487	1,201,882
Metrocity Bankshares, Inc.	43,141	864,546
Metropolitan Bank Holding Corp. *	24,654	799,036
Mid Penn Bancorp, Inc.	32,531	620,041
Middlefield Banc Corp.	17,969	458,209
Midland States Bancorp, Inc.	49,530	1,080,745
MidWestOne Financial Group, Inc.	33,833	673,953
MVB Financial Corp.	25,950	509,917
National Bank Holdings Corp., Class A	85,712	2,672,500
National Bankshares, Inc. (a)	13,212	310,482
NBT Bancorp, Inc.	106,554	3,566,362
Nicolet Bankshares, Inc.	30,024	2,186,348
Northeast Bank	15,251	728,083
Northeast Community Bancorp, Inc.	30,612	466,527
Northfield Bancorp, Inc.	96,471	829,651
Northrim BanCorp, Inc.	13,248	552,574
Northwest Bancshares, Inc.	295,634	3,080,506
SECURITY	NUMBER OF SHARES	VALUE ($)
Norwood Financial Corp.	16,877	432,220
Oak Valley Bancorp	15,395	384,105
OceanFirst Financial Corp.	136,197	1,724,254
OFG Bancorp	108,178	3,204,232
Old National Bancorp	682,163	9,345,633
Old Second Bancorp, Inc.	100,536	1,363,268
Orange County Bancorp, Inc.	11,677	514,956
Origin Bancorp, Inc.	68,140	2,016,263
Orrstown Financial Services, Inc.	24,627	519,876
Pacific Premier Bancorp, Inc.	220,902	4,197,138
PacWest Bancorp (a)	274,976	1,946,830
Park National Corp.	33,270	3,373,245
Parke Bancorp, Inc.	23,991	404,008
Pathward Financial, Inc.	62,391	2,825,688
PCB Bancorp	24,946	383,669
Peapack-Gladstone Financial Corp.	39,605	925,569
Penns Woods Bancorp, Inc.	15,676	330,450
Peoples Bancorp, Inc.	78,997	2,178,737
Peoples Financial Services Corp.	15,956	625,635
Pioneer Bancorp, Inc. *	26,534	217,579
Plumas Bancorp	12,503	426,977
Ponce Financial Group, Inc. *	46,752	363,731
Preferred Bank	31,327	1,866,149
Premier Financial Corp.	81,858	1,420,236
Primis Financial Corp.	46,338	433,724
Princeton Bancorp, Inc.	11,623	348,690
Provident Financial Services, Inc.	170,635	2,397,422
QCR Holdings, Inc.	38,345	1,819,470
RBB Bancorp	40,328	466,595
Red River Bancshares, Inc.	11,017	512,070
Renasant Corp.	128,027	3,122,579
Republic Bancorp, Inc., Class A	20,250	894,847
S&T Bancorp, Inc.	90,522	2,331,847
Sandy Spring Bancorp, Inc.	102,223	2,090,460
Seacoast Banking Corp. of Florida	196,268	3,966,576
ServisFirst Bancshares, Inc.	118,608	5,593,553
Shore Bancshares, Inc.	70,493	723,258
Sierra Bancorp	31,634	556,758
Simmons First National Corp., Class A	293,955	4,177,101
SmartFinancial, Inc.	37,412	780,040
South Plains Financial, Inc.	28,427	762,412
Southern First Bancshares, Inc. *	17,543	473,661
Southern Missouri Bancorp, Inc.	20,211	817,535
Southern States Bancshares, Inc.	17,156	398,362
Southside Bancshares, Inc.	68,791	1,836,720
SouthState Corp.	177,257	11,716,688
Stellar Bancorp, Inc.	113,393	2,465,164
Sterling Bancorp, Inc. *	52,754	292,257
Stock Yards Bancorp, Inc.	63,133	2,469,132
Summit Financial Group, Inc.	25,570	549,755
Texas Capital Bancshares, Inc. *	111,607	6,145,081
Third Coast Bancshares, Inc. *	30,195	468,324
Timberland Bancorp, Inc.	17,272	486,898
Tompkins Financial Corp.	32,471	1,626,148
Towne Bank	163,681	3,918,523
TriCo Bancshares	72,346	2,340,393
Triumph Financial, Inc.	51,568	3,210,108
TrustCo Bank Corp.	43,114	1,100,700
Trustmark Corp.	141,265	2,840,839
UMB Financial Corp.	103,103	6,466,620
United Bankshares, Inc.	304,674	8,664,929
United Community Banks, Inc.	269,131	5,945,104
Unity Bancorp, Inc.	16,909	406,831
Univest Financial Corp.	67,205	1,119,635
USCB Financial Holdings, Inc. *	24,056	258,361
Valley National Bancorp	1,005,083	7,819,546
Veritex Holdings, Inc.	122,323	2,106,402
Virginia National Bankshares Corp. (a)	10,808	332,130
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
WaFd, Inc.	152,680	3,768,142
Washington Trust Bancorp, Inc.	39,704	920,736
WesBanco, Inc.	133,842	3,264,406
West BanCorp, Inc.	38,597	634,149
Westamerica BanCorp	60,299	2,848,525
WSFS Financial Corp.	142,384	5,040,394
		431,240,921

Capital Goods 11.4%
374Water, Inc. *(a)	135,387	232,866
3D Systems Corp. *	300,083	1,119,310
AAON, Inc.	157,719	8,592,531
AAR Corp. *	80,297	4,766,430
AeroVironment, Inc. *	60,670	6,956,422
AerSale Corp. *	60,368	923,027
Alamo Group, Inc.	23,525	3,771,058
Albany International Corp., Class A	72,867	5,946,676
Allient, Inc.	29,872	824,467
Alta Equipment Group, Inc.	53,314	489,956
Ameresco, Inc., Class A *	74,918	1,959,106
American Woodmark Corp. *	38,163	2,565,698
Amprius Technologies, Inc. *(a)	12,291	35,767
API Group Corp. *	487,001	12,598,716
Apogee Enterprises, Inc.	51,441	2,207,848
Applied Industrial Technologies, Inc.	89,844	13,791,952
Archer Aviation, Inc., Class A *(a)	353,818	1,680,636
Arcosa, Inc.	112,939	7,800,697
Argan, Inc.	29,379	1,343,795
Array Technologies, Inc. *	352,700	6,112,291
Astec Industries, Inc.	52,868	2,116,835
Astronics Corp. *	60,294	924,307
Atkore, Inc. *	89,983	11,183,087
AZZ, Inc.	57,692	2,727,101
Babcock & Wilcox Enterprises, Inc. *	140,086	368,426
Barnes Group, Inc.	114,159	2,373,366
Beacon Roofing Supply, Inc. *	125,598	8,938,810
Blink Charging Co. *(a)	125,706	299,180
Bloom Energy Corp., Class A *	448,978	4,669,371
Blue Bird Corp. *	41,525	756,170
BlueLinx Holdings, Inc. *	20,531	1,459,959
Boise Cascade Co.	92,467	8,668,781
Bowman Consulting Group Ltd., Class A *	24,162	641,984
Brookfield Business Corp., Class A	60,870	865,571
Cadre Holdings, Inc.	45,424	1,274,143
Chart Industries, Inc. *	100,068	11,630,904
Columbus McKinnon Corp.	65,631	2,006,340
Comfort Systems USA, Inc.	82,412	14,986,622
Commercial Vehicle Group, Inc. *	73,434	511,835
Concrete Pumping Holdings, Inc. *	59,286	416,781
Construction Partners, Inc., Class A *	93,271	3,586,270
CSW Industrials, Inc.	35,935	6,369,838
Custom Truck One Source, Inc. *	132,151	762,511
Desktop Metal, Inc., Class A *(a)	650,004	563,163
Distribution Solutions Group, Inc. *	20,714	624,527
Douglas Dynamics, Inc.	52,145	1,266,081
Dragonfly Energy Holdings Corp. *(a)	64,702	53,321
Ducommun, Inc. *	30,265	1,447,878
DXP Enterprises, Inc. *	32,551	1,061,163
Dycom Industries, Inc. *	66,764	5,686,958
Encore Wire Corp.	37,209	6,654,085
Energy Recovery, Inc. *	129,298	1,965,330
Energy Vault Holdings, Inc. *(a)	224,131	450,503
Enerpac Tool Group Corp., Class A	130,962	3,706,225
EnerSys	96,057	8,220,558
Eneti, Inc.	58,990	598,749
Enovix Corp. *(a)	319,122	2,843,377
SECURITY	NUMBER OF SHARES	VALUE ($)
EnPro Industries, Inc.	48,778	5,417,285
Eos Energy Enterprises, Inc. *(a)	244,036	429,503
ESCO Technologies, Inc.	59,703	5,804,326
ESS Tech, Inc. *(a)	225,253	270,304
Eve Holding, Inc. *	41,374	310,305
EVI Industries, Inc.	11,811	303,897
Federal Signal Corp.	139,520	8,097,741
Fluence Energy, Inc. *	91,977	1,593,042
Fluor Corp. *	332,029	11,053,245
Franklin Electric Co., Inc.	107,530	9,325,002
FTAI Aviation Ltd.	231,735	8,715,553
FTC Solar, Inc. *	145,416	155,595
FuelCell Energy, Inc. *(a)	943,818	1,028,762
GATX Corp.	82,671	8,645,733
Gencor Industries, Inc. *	24,095	342,149
Gibraltar Industries, Inc. *	71,217	4,334,267
Global Industrial Co.	30,837	985,242
GMS, Inc. *	95,516	5,585,776
Gorman-Rupp Co.	53,762	1,588,667
GrafTech International Ltd.	453,900	1,565,955
Granite Construction, Inc.	102,678	4,156,405
Great Lakes Dredge & Dock Corp. *	152,054	1,155,610
Greenbrier Cos., Inc.	71,032	2,456,997
Griffon Corp.	102,296	4,085,702
H&E Equipment Services, Inc.	74,585	3,037,101
Helios Technologies, Inc.	76,308	3,946,650
Herc Holdings, Inc.	65,850	7,032,122
Hillenbrand, Inc.	161,136	6,128,002
Hillman Solutions Corp. *	453,801	2,976,935
Hudson Technologies, Inc. *	102,311	1,317,766
Hyliion Holdings Corp. *	337,387	201,184
Hyster-Yale Materials Handling, Inc.	25,126	1,005,291
IES Holdings, Inc. *	19,063	1,186,290
INNOVATE Corp. *	125,932	153,637
Insteel Industries, Inc.	43,403	1,211,378
Janus International Group, Inc. *	198,215	1,855,292
JELD-WEN Holding, Inc. *	197,797	2,241,040
John Bean Technologies Corp.	74,194	7,717,660
Kadant, Inc.	27,261	5,997,420
Kaman Corp.	65,060	1,210,767
Karat Packaging, Inc.	12,968	267,530
Kennametal, Inc.	187,537	4,333,980
Kratos Defense & Security Solutions, Inc. *	291,577	4,971,388
Leonardo DRS, Inc. *	117,705	2,244,634
Limbach Holdings, Inc. *	21,046	627,171
Lindsay Corp.	25,674	3,207,196
LSI Industries, Inc.	61,422	913,959
Luxfer Holdings PLC	62,745	518,901
Manitowoc Co., Inc. *	80,608	1,031,782
Masonite International Corp. *	51,723	4,093,358
Masterbrand, Inc. *	302,820	3,364,330
Mayville Engineering Co., Inc. *	25,250	305,273
McGrath RentCorp	57,377	5,772,126
Microvast Holdings, Inc. *	240,268	295,530
Miller Industries, Inc.	25,846	940,019
Moog, Inc., Class A	66,064	7,666,727
MRC Global, Inc. *	195,996	2,059,918
Mueller Industries, Inc.	260,973	9,841,292
Mueller Water Products, Inc., Class A	360,844	4,463,640
MYR Group, Inc. *	38,269	4,432,698
National Presto Industries, Inc.	12,159	908,885
NEXTracker, Inc., Class A *	115,739	4,023,088
Nikola Corp. *(a)	1,459,384	1,576,135
Northwest Pipe Co. *	23,373	637,148
NOW, Inc. *	247,799	2,730,745
NuScale Power Corp. *(a)	126,882	428,861
Omega Flex, Inc.	7,478	546,417
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Park Aerospace Corp.	43,058	632,091
Park-Ohio Holdings Corp.	19,192	435,275
PGT Innovations, Inc. *	131,628	3,940,942
Powell Industries, Inc.	21,240	1,628,046
Preformed Line Products Co.	5,778	782,052
Primoris Services Corp.	123,138	3,701,528
Proto Labs, Inc. *	61,824	1,459,665
Quanex Building Products Corp.	77,057	2,068,980
Redwire Corp. *(a)	17,938	48,074
Resideo Technologies, Inc. *	340,257	4,926,921
REV Group, Inc.	74,022	1,054,073
Rocket Lab USA, Inc. *	646,746	2,735,736
Rush Enterprises, Inc., Class A	145,113	5,163,121
Rush Enterprises, Inc., Class B	21,319	862,140
SES AI Corp. *(a)	285,413	516,598
Shoals Technologies Group, Inc., Class A *	399,501	6,136,335
Shyft Group, Inc.	79,483	872,723
Simpson Manufacturing Co., Inc.	99,929	13,308,544
SKYX Platforms Corp. *	147,033	233,782
Southland Holdings, Inc. *(a)	12,894	81,232
SPX Technologies, Inc. *	102,769	8,233,852
Standex International Corp.	27,516	3,950,472
Stem, Inc. *(a)	328,779	1,111,273
Sterling Infrastructure, Inc. *	69,791	5,084,274
SunPower Corp. *(a)	201,271	859,427
Tennant Co.	43,275	3,211,871
Terex Corp.	156,435	7,164,723
Terran Orbital Corp. *(a)	194,774	155,605
Textainer Group Holdings Ltd.	97,908	4,809,241
Thermon Group Holdings, Inc. *	78,025	2,082,487
Titan International, Inc. *	121,187	1,376,684
Titan Machinery, Inc. *	47,688	1,184,570
TPI Composites, Inc. *(a)	96,647	223,255
Transcat, Inc. *	17,085	1,537,992
Trinity Industries, Inc.	189,118	3,939,328
Triumph Group, Inc. *	148,686	1,109,198
Tutor Perini Corp. *	100,464	724,345
UFP Industries, Inc.	139,831	13,307,716
V2X, Inc. *	26,672	1,362,139
Velo3D, Inc. *(a)	203,467	268,576
Veritiv Corp.	30,505	5,167,852
Vicor Corp. *	51,445	1,992,979
Virgin Galactic Holdings, Inc. *(a)	597,625	884,485
Wabash National Corp.	110,374	2,283,638
Watts Water Technologies, Inc., Class A	63,681	11,017,450
Willis Lease Finance Corp. *	7,276	325,092
Xometry, Inc., Class A *	78,404	1,140,778
Zurn Elkay Water Solutions Corp.	344,493	9,115,285
		557,440,133

Commercial & Professional Services 4.2%
ABM Industries, Inc.	154,195	6,066,031
ACCO Brands Corp.	214,469	1,085,213
ACV Auctions, Inc., Class A *	295,901	3,944,360
Alight, Inc., Class A *	925,324	6,144,151
Aris Water Solutions, Inc., Class A	68,341	570,647
ASGN, Inc. *	112,235	9,367,133
Asure Software, Inc. *	43,262	365,997
Barrett Business Services, Inc.	15,489	1,416,624
Blacksky Technology, Inc. *(a)	286,430	340,852
BrightView Holdings, Inc. *	97,763	658,923
Brink's Co.	107,495	7,187,116
Casella Waste Systems, Inc., Class A *	131,439	9,917,073
CBIZ, Inc. *	111,795	5,808,868
CECO Environmental Corp. *	69,503	1,124,559
Cimpress PLC *	41,431	2,472,188
SECURITY	NUMBER OF SHARES	VALUE ($)
CompX International, Inc.	4,778	89,922
Conduent, Inc. *	398,492	1,271,189
CoreCivic, Inc. *	264,017	3,353,016
CRA International, Inc.	15,957	1,549,584
CSG Systems International, Inc.	73,447	3,441,726
Deluxe Corp.	100,561	1,714,565
Ennis, Inc.	59,108	1,262,547
Enviri Corp. *	182,247	1,046,098
ExlService Holdings, Inc. *	376,407	9,827,987
Exponent, Inc.	117,900	8,640,891
First Advantage Corp.	128,050	1,665,930
FiscalNote Holdings, Inc. *(a)	142,336	189,307
Forrester Research, Inc. *	27,766	644,171
Franklin Covey Co. *	26,854	1,058,316
GEO Group, Inc. *	281,070	2,456,552
Healthcare Services Group, Inc.	173,822	1,651,309
Heidrick & Struggles International, Inc.	45,950	1,118,423
HireQuest, Inc.	12,249	186,675
HireRight Holdings Corp. *	34,037	313,481
HNI Corp.	107,751	3,737,882
Huron Consulting Group, Inc. *	44,327	4,404,331
IBEX Holdings Ltd. *	25,006	408,098
ICF International, Inc.	43,588	5,523,907
Innodata, Inc. *	60,590	454,425
Insperity, Inc.	84,854	8,980,947
Interface, Inc., Class A	132,902	1,181,499
Kelly Services, Inc., Class A	73,814	1,317,580
Kforce, Inc.	44,994	2,746,434
Korn Ferry	121,533	5,532,182
LanzaTech Global, Inc. *(a)	47,134	165,912
Legalzoom.com, Inc. *	241,793	2,410,676
Li-Cycle Holdings Corp. *(a)	318,432	426,699
Liquidity Services, Inc. *	54,236	1,045,128
Matthews International Corp., Class A	68,968	2,444,226
Maximus, Inc.	141,607	10,580,875
MillerKnoll, Inc.	177,096	4,161,756
Mistras Group, Inc. *	47,603	260,388
Montrose Environmental Group, Inc. *	64,991	1,502,592
NL Industries, Inc.	18,784	93,544
NV5 Global, Inc. *	32,074	3,026,182
OPENLANE, Inc. *	251,914	3,383,205
Parsons Corp. *	96,069	5,432,702
Performant Financial Corp. *	153,846	358,461
Pitney Bowes, Inc.	406,210	1,312,058
Planet Labs PBC *	388,266	838,655
Quad/Graphics, Inc. *	71,062	347,493
Resources Connection, Inc.	75,842	1,021,592
Skillsoft Corp. *	10,299	193,621
SP Plus Corp. *	45,680	2,308,210
Steelcase, Inc., Class A	216,266	2,359,462
Sterling Check Corp. *	72,439	809,868
TriNet Group, Inc. *	87,672	9,008,298
TrueBlue, Inc. *	70,434	779,704
TTEC Holdings, Inc.	44,925	924,556
UniFirst Corp.	34,854	5,731,043
Upwork, Inc. *	289,173	3,021,858
Verra Mobility Corp., Class A *	324,984	6,424,934
Viad Corp. *	47,581	1,152,888
VSE Corp.	29,537	1,589,091
Willdan Group, Inc. *	27,961	493,232
		205,847,618

Consumer Discretionary Distribution & Retail 2.6%
1-800-Flowers.com, Inc., Class A *	59,538	447,130
Aaron's Co., Inc.	70,517	522,531
Abercrombie & Fitch Co., Class A *	113,637	6,911,402
Academy Sports & Outdoors, Inc.	173,832	7,794,627
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
American Eagle Outfitters, Inc.	425,371	7,431,231
America's Car-Mart, Inc. *	13,927	932,830
Arko Corp.	190,526	1,438,471
Asbury Automotive Group, Inc. *	48,206	9,225,182
BARK, Inc. *	308,341	329,925
Big 5 Sporting Goods Corp. (a)	49,178	347,197
Big Lots, Inc.	65,069	296,715
Boot Barn Holdings, Inc. *	69,123	4,804,048
Buckle, Inc.	71,113	2,401,486
Build-A-Bear Workshop, Inc.	30,384	753,523
Caleres, Inc.	80,968	2,071,161
Camping World Holdings, Inc., Class A	97,376	1,631,048
CarParts.com, Inc. *	121,182	342,945
Carvana Co., Class A *	223,330	6,029,910
Cato Corp., Class A	39,806	283,817
Chico's FAS, Inc. *	281,793	2,107,812
Children's Place, Inc. *	28,118	769,590
ContextLogic, Inc., Class A *(a)	50,471	197,846
Designer Brands, Inc., Class A	115,824	1,170,981
Destination XL Group, Inc. *	133,281	554,449
Dillard's, Inc., Class A	8,100	2,514,645
Duluth Holdings, Inc., Class B *	31,550	158,696
Envela Corp. *	17,343	67,985
EVgo, Inc., Class A *(a)	235,755	486,834
Foot Locker, Inc.	191,224	4,013,792
Genesco, Inc. *	27,605	756,653
Group 1 Automotive, Inc.	32,420	8,180,539
GrowGeneration Corp. *	133,787	272,925
Guess?, Inc.	67,239	1,445,638
Haverty Furniture Cos., Inc.	34,412	896,433
Hibbett, Inc.	29,379	1,353,491
J Jill, Inc. *	10,402	298,017
Lands' End, Inc. *	34,061	213,903
Lazydays Holdings, Inc. *	52,161	329,136
Leslie's, Inc. *	413,101	2,040,719
MarineMax, Inc. *	49,419	1,353,092
Monro, Inc.	72,619	1,802,404
National Vision Holdings, Inc. *	181,497	2,820,463
ODP Corp. *	76,629	3,442,175
OneWater Marine, Inc., Class A *	27,455	621,307
Overstock.com, Inc. *	105,212	1,641,307
PetMed Express, Inc.	49,439	340,635
Qurate Retail, Inc., Class B *	3,032	24,377
Rent the Runway, Inc., Class A *	109,914	59,013
Revolve Group, Inc. *	94,887	1,304,696
Sally Beauty Holdings, Inc. *	250,115	2,125,977
Savers Value Village, Inc. *	59,838	895,775
Shoe Carnival, Inc.	42,195	965,422
Signet Jewelers Ltd.	103,857	7,252,334
Sleep Number Corp. *	49,793	810,132
Sonic Automotive, Inc., Class A	36,728	1,757,435
Sportsman's Warehouse Holdings, Inc. *	86,556	440,570
Stitch Fix, Inc., Class A *	201,134	659,720
ThredUp, Inc., Class A *	164,143	528,540
Tile Shop Holdings, Inc. *	71,038	389,999
Tilly's, Inc., Class A *	51,150	414,315
Torrid Holdings, Inc. *(a)	27,619	64,352
Upbound Group, Inc.	127,777	3,329,869
Urban Outfitters, Inc. *	148,561	5,143,182
Warby Parker, Inc., Class A *	197,263	2,560,474
Weyco Group, Inc.	13,968	403,955
Winmark Corp.	6,644	2,679,658
Zumiez, Inc. *	38,060	625,326
		126,281,767

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Durables & Apparel 2.9%
Acushnet Holdings Corp.	72,859	3,712,895
Allbirds, Inc., Class A *	236,333	204,381
AMMO, Inc. *	205,203	597,141
Beazer Homes USA, Inc. *	68,162	1,648,839
Cavco Industries, Inc. *	20,366	5,081,521
Century Communities, Inc.	66,237	4,073,575
Clarus Corp.	66,909	387,403
Cricut, Inc., Class A (a)	110,371	941,465
Dream Finders Homes, Inc., Class A *	56,102	1,104,648
Escalade, Inc.	22,762	387,864
Ethan Allen Interiors, Inc.	52,832	1,387,368
Figs, Inc., Class A *	298,202	1,643,093
Fossil Group, Inc. *	110,605	172,544
Funko, Inc., Class A *	83,313	642,343
G-III Apparel Group Ltd. *	96,381	2,462,535
GoPro, Inc., Class A *	299,752	752,377
Green Brick Partners, Inc. *	60,758	2,351,335
Hanesbrands, Inc.	815,968	3,418,906
Helen of Troy Ltd. *	56,089	5,514,670
Hooker Furnishings Corp.	25,132	420,207
Hovnanian Enterprises, Inc., Class A *	11,024	765,947
Installed Building Products, Inc.	55,179	6,161,839
iRobot Corp. *	63,783	2,100,374
JAKKS Pacific, Inc. *	16,519	277,024
Johnson Outdoors, Inc., Class A	12,872	612,064
KB Home	168,721	7,457,468
Kontoor Brands, Inc.	130,853	6,078,122
Landsea Homes Corp. *	33,563	249,709
Latham Group, Inc. *	88,803	203,359
La-Z-Boy, Inc.	100,797	2,947,304
Legacy Housing Corp. *	23,975	443,777
LGI Homes, Inc. *	48,381	4,572,488
Lovesac Co. *	32,088	528,168
M/I Homes, Inc. *	62,714	5,146,938
Malibu Boats, Inc., Class A *	47,354	2,065,581
Marine Products Corp.	19,228	187,281
MasterCraft Boat Holdings, Inc. *	40,660	831,090
MDC Holdings, Inc.	136,828	5,192,623
Meritage Homes Corp.	84,800	9,668,896
Movado Group, Inc.	36,078	1,005,133
Oxford Industries, Inc.	34,725	2,930,790
Purple Innovation, Inc., Class A (a)	127,139	123,325
Rocky Brands, Inc.	15,946	195,817
Skyline Champion Corp. *	124,755	7,314,386
Smith & Wesson Brands, Inc.	105,783	1,558,184
Snap One Holdings Corp. *	44,848	335,911
Solo Brands, Inc., Class A *	50,191	193,235
Sonos, Inc. *	294,004	3,169,363
Steven Madden Ltd.	174,959	5,736,906
Sturm Ruger & Co., Inc.	40,753	2,255,679
Taylor Morrison Home Corp., Class A *	244,938	9,386,024
Topgolf Callaway Brands Corp. *	335,717	4,102,462
Traeger, Inc. *	81,565	214,516
Tri Pointe Homes, Inc. *	231,037	5,789,787
United Homes Group, Inc. *	14,068	94,256
Vera Bradley, Inc. *	59,937	438,739
Vista Outdoor, Inc. *	133,999	3,366,055
Vizio Holding Corp., Class A *	177,587	903,918
VOXX International Corp., Class A *	27,479	251,982
Wolverine World Wide, Inc.	181,825	1,463,691
		143,225,321

Consumer Services 3.5%
2U, Inc. *	182,090	386,031
Accel Entertainment, Inc., Class A *	124,866	1,229,930
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Adtalem Global Education, Inc. *	100,971	5,230,298
Bally's Corp. *	68,465	624,401
Biglari Holdings, Inc., Class B *	1,689	249,584
BJ's Restaurants, Inc. *	52,571	1,352,126
Bloomin' Brands, Inc.	203,775	4,756,108
Bluegreen Vacations Holding Corp., Class A	25,436	852,360
Bowlero Corp. *(a)	69,705	703,323
Brinker International, Inc. *	102,376	3,472,594
Carriage Services, Inc., Class A	30,656	662,170
Carrols Restaurant Group, Inc. *	88,329	507,892
Century Casinos, Inc. *	62,870	275,371
Cheesecake Factory, Inc.	113,193	3,516,907
Chegg, Inc. *	274,949	2,070,366
Chuy's Holdings, Inc. *	41,703	1,403,723
Coursera, Inc. *	303,041	5,254,731
Cracker Barrel Old Country Store, Inc.	51,445	3,413,890
Dave & Buster's Entertainment, Inc. *	84,131	2,939,537
Denny's Corp. *	126,245	1,088,232
Dine Brands Global, Inc.	36,555	1,801,796
Duolingo, Inc. *	66,793	9,755,118
El Pollo Loco Holdings, Inc. *	65,447	546,482
European Wax Center, Inc., Class A *	78,946	1,166,032
Everi Holdings, Inc. *	196,228	2,117,300
First Watch Restaurant Group, Inc. *	51,369	858,376
Frontdoor, Inc. *	191,565	5,541,975
Full House Resorts, Inc. *	75,097	281,614
Global Business Travel Group I *(a)	73,773	363,701
Golden Entertainment, Inc.	47,460	1,488,346
Graham Holdings Co., Class B	8,323	4,816,687
Hilton Grand Vacations, Inc. *	189,748	6,821,441
Inspired Entertainment, Inc. *	49,619	495,198
International Game Technology PLC	253,132	6,434,615
Jack in the Box, Inc.	47,804	3,020,257
Krispy Kreme, Inc.	203,458	2,630,712
Kura Sushi USA, Inc., Class A *	13,633	778,990
Laureate Education, Inc.	305,438	4,318,893
Life Time Group Holdings, Inc. *	105,026	1,241,407
Light & Wonder, Inc. *	212,611	15,543,990
Lincoln Educational Services Corp. *	57,320	490,086
Lindblad Expeditions Holdings, Inc. *	81,251	505,381
Monarch Casino & Resort, Inc.	31,458	1,893,457
Mondee Holdings, Inc., Class A *(a)	103,793	382,996
Nathan's Famous, Inc.	6,447	422,021
Nerdy, Inc. *	141,611	436,162
Noodles & Co., Class A *	91,768	195,466
ONE Group Hospitality, Inc. *	50,200	221,382
OneSpaWorld Holdings Ltd. *	195,003	2,043,631
Papa John's International, Inc.	76,636	4,982,873
Perdoceo Education Corp.	156,468	2,830,506
PlayAGS, Inc. *	84,442	602,916
Portillo's, Inc., Class A *	106,261	1,588,602
Potbelly Corp. *	59,667	525,070
RCI Hospitality Holdings, Inc.	20,220	1,102,192
Red Robin Gourmet Burgers, Inc. *	38,900	314,701
Red Rock Resorts, Inc., Class A	110,750	4,380,162
Rover Group, Inc., Class A *	216,552	1,396,760
Rush Street Interactive, Inc. *	144,195	514,776
Sabre Corp. *	773,094	2,705,829
SeaWorld Entertainment, Inc. *	84,512	3,640,777
Shake Shack, Inc., Class A *	88,027	4,933,033
Six Flags Entertainment Corp. *	168,753	3,358,185
Strategic Education, Inc.	52,750	4,341,853
Stride, Inc. *	98,732	5,428,285
Super Group SGHC Ltd. *	316,048	1,210,464
Sweetgreen, Inc., Class A *	224,531	2,319,405
Target Hospitality Corp. *	73,266	1,005,942
Udemy, Inc. *	200,437	1,789,902
SECURITY	NUMBER OF SHARES	VALUE ($)
Universal Technical Institute, Inc. *	74,931	654,148
WW International, Inc. *	127,364	995,986
Xponential Fitness, Inc., Class A *	57,138	815,359
		168,040,812

Consumer Staples Distribution & Retail 0.6%
Andersons, Inc.	74,660	3,742,706
Chefs' Warehouse, Inc. *	81,975	1,559,984
HF Foods Group, Inc. *	92,601	374,108
Ingles Markets, Inc., Class A	32,691	2,622,472
Natural Grocers by Vitamin Cottage, Inc.	21,758	273,498
PriceSmart, Inc.	60,218	3,763,023
SpartanNash Co.	80,434	1,808,961
Sprouts Farmers Market, Inc. *	241,152	10,133,207
United Natural Foods, Inc. *	136,527	1,990,564
Village Super Market, Inc., Class A	20,691	506,309
Weis Markets, Inc.	38,356	2,496,975
		29,271,807

Energy 8.6%
Amplify Energy Corp. *	82,931	576,370
Archrock, Inc.	324,008	4,105,181
Ardmore Shipping Corp.	95,178	1,264,916
Atlas Energy Solutions, Inc., Class A	38,496	701,012
Berry Corp.	178,093	1,487,077
Borr Drilling Ltd. *	510,711	3,130,658
Bristow Group, Inc. *	54,622	1,427,819
Cactus, Inc., Class A	150,604	7,069,352
California Resources Corp.	167,200	8,793,048
Callon Petroleum Co. *	142,604	5,326,259
Centrus Energy Corp., Class A *	28,553	1,515,308
ChampionX Corp.	463,263	14,268,500
Chord Energy Corp.	97,428	16,106,797
Civitas Resources, Inc.	161,194	12,158,863
Clean Energy Fuels Corp. *	391,421	1,366,059
CNX Resources Corp. *	370,662	8,050,779
Comstock Resources, Inc.	213,969	2,696,009
CONSOL Energy, Inc.	77,811	7,150,053
Core Laboratories, Inc.	109,099	2,336,901
Crescent Energy Co., Class A	89,371	1,088,539
CVR Energy, Inc.	69,166	2,265,187
Delek U.S. Holdings, Inc.	151,388	3,989,074
Denbury, Inc. *	118,575	10,540,132
DHT Holdings, Inc.	318,286	3,539,340
Diamond Offshore Drilling, Inc. *	236,235	2,931,676
DMC Global, Inc. *	45,749	866,944
Dorian LPG Ltd.	74,761	2,390,109
Dril-Quip, Inc. *	79,552	1,723,096
Earthstone Energy, Inc., Class A *	132,986	2,815,314
Empire Petroleum Corp. *	29,248	244,513
Encore Energy Corp. *	333,871	1,101,774
Energy Fuels, Inc. *(a)	365,161	2,924,940
Enviva, Inc.	71,575	259,102
Equitrans Midstream Corp.	1,016,888	9,019,797
Evolution Petroleum Corp.	72,903	468,766
Excelerate Energy, Inc., Class A	42,820	608,900
Expro Group Holdings NV *	205,631	3,238,688
FLEX LNG Ltd.	69,428	2,120,331
Forum Energy Technologies, Inc. *	22,424	488,170
Gevo, Inc. *	534,500	571,915
Golar LNG Ltd.	235,845	5,290,003
Granite Ridge Resources, Inc.	59,395	365,873
Green Plains, Inc. *	135,651	3,985,426
Gulfport Energy Corp. *	25,444	3,145,133
Hallador Energy Co. *	54,569	762,875
Helix Energy Solutions Group, Inc. *	333,995	3,273,151
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Helmerich & Payne, Inc.	226,684	8,969,886
HighPeak Energy, Inc.	27,792	492,196
International Seaways, Inc.	94,635	4,550,997
Kinetik Holdings, Inc., Class A	40,121	1,421,888
KLX Energy Services Holdings, Inc. *(a)	28,956	297,668
Kodiak Gas Services, Inc. *	35,513	610,468
Kosmos Energy Ltd. *	1,062,882	7,695,266
Liberty Energy, Inc., Class A	387,033	7,624,550
Magnolia Oil & Gas Corp., Class A	426,841	9,582,580
Mammoth Energy Services, Inc. *	53,242	215,630
Matador Resources Co.	263,793	16,273,390
Murphy Oil Corp.	346,001	15,525,065
Nabors Industries Ltd. *	21,333	2,082,954
NACCO Industries, Inc., Class A	9,708	335,411
Newpark Resources, Inc. *	172,650	1,194,738
NextDecade Corp. *	74,659	327,753
Noble Corp. PLC	257,674	12,030,799
Nordic American Tankers Ltd.	478,923	2,198,257
Northern Oil & Gas, Inc.	190,710	7,311,821
Oceaneering International, Inc. *	233,928	5,144,077
Oil States International, Inc. *	146,584	1,064,200
Overseas Shipholding Group, Inc., Class A *	146,275	715,285
Par Pacific Holdings, Inc. *	128,804	4,227,347
Patterson-UTI Energy, Inc.	823,168	10,454,234
PBF Energy, Inc., Class A	265,040	12,597,351
Peabody Energy Corp.	290,171	6,845,134
Permian Resources Corp., Class A	642,236	9,357,379
PrimeEnergy Resources Corp. *	1,690	180,695
ProFrac Holding Corp., Class A *	60,024	565,426
ProPetro Holding Corp. *	229,964	2,410,023
Ranger Energy Services, Inc.	35,430	411,342
REX American Resources Corp. *	35,946	1,366,307
Riley Exploration Permian, Inc.	20,223	640,058
Ring Energy, Inc. *	287,671	500,548
RPC, Inc.	197,793	1,645,638
SandRidge Energy, Inc.	74,639	1,183,028
Scorpio Tankers, Inc.	114,955	6,454,723
SEACOR Marine Holdings, Inc. *	56,785	787,040
Seadrill Ltd. *	117,625	4,648,540
Select Water Solutions, Inc.	187,683	1,396,362
SFL Corp. Ltd.	267,471	2,904,735
SilverBow Resources, Inc. *	40,702	1,387,938
Sitio Royalties Corp., Class A	187,952	4,646,170
SM Energy Co.	279,490	11,269,037
Solaris Oilfield Infrastructure, Inc., Class A	71,145	657,380
Talos Energy, Inc. *	255,575	3,961,413
Teekay Corp. *	155,973	1,096,490
Teekay Tankers Ltd., Class A	55,659	2,766,252
Tellurian, Inc. *(a)	1,231,293	849,592
TETRA Technologies, Inc. *	291,669	1,382,511
Tidewater, Inc. *	110,600	7,559,510
U.S. Silica Holdings, Inc. *	175,624	2,119,782
Uranium Energy Corp. *	857,369	5,101,346
VAALCO Energy, Inc.	252,649	1,129,341
Valaris Ltd. *	142,908	9,437,644
Verde Clean Fuels, Inc. *(a)	9,811	41,206
Vertex Energy, Inc. *	149,334	643,630
Vital Energy, Inc. *	39,503	1,976,730
Vitesse Energy, Inc.	58,146	1,377,479
W&T Offshore, Inc. *	231,053	958,870
Weatherford International PLC *	165,760	15,430,598
World Kinect Corp.	143,227	2,649,700
		420,233,137

SECURITY	NUMBER OF SHARES	VALUE ($)
Equity Real Estate Investment Trusts (REITs) 5.4%
Acadia Realty Trust	216,808	3,104,691
Alexander & Baldwin, Inc.	168,398	2,660,688
Alexander's, Inc.	5,047	948,786
Alpine Income Property Trust, Inc.	29,791	458,781
American Assets Trust, Inc.	113,880	2,021,370
Apartment Investment & Management Co., Class A *	345,131	2,022,468
Apple Hospitality REIT, Inc.	502,419	7,877,930
Armada Hoffler Properties, Inc.	157,917	1,572,853
Braemar Hotels & Resorts, Inc.	149,968	392,916
Brandywine Realty Trust	393,165	1,470,437
Broadstone Net Lease, Inc.	437,661	6,192,903
BRT Apartments Corp.	27,278	442,722
CareTrust REIT, Inc.	233,170	5,017,818
CBL & Associates Properties, Inc.	62,290	1,291,272
Centerspace	35,287	1,714,242
Chatham Lodging Trust	112,044	1,036,407
City Office REIT, Inc.	89,169	339,734
Clipper Realty, Inc.	24,413	115,962
Community Healthcare Trust, Inc.	59,773	1,713,692
COPT Defense Properties	262,525	5,985,570
CTO Realty Growth, Inc.	51,873	839,824
DiamondRock Hospitality Co.	490,255	3,789,671
Diversified Healthcare Trust	555,429	1,149,738
Douglas Emmett, Inc.	383,318	4,296,995
Easterly Government Properties, Inc., Class A	219,652	2,363,456
Elme Communities	203,934	2,602,198
Empire State Realty Trust, Inc., Class A	307,941	2,491,243
Equity Commonwealth	244,104	4,623,330
Essential Properties Realty Trust, Inc.	363,308	7,974,611
Farmland Partners, Inc.	111,108	1,157,745
Four Corners Property Trust, Inc.	201,582	4,293,697
Getty Realty Corp.	104,081	2,770,636
Gladstone Commercial Corp.	93,352	1,115,556
Gladstone Land Corp.	77,485	1,058,445
Global Medical REIT, Inc.	141,289	1,223,563
Global Net Lease, Inc.	454,190	3,606,269
Hersha Hospitality Trust, Class A	74,023	734,308
Hudson Pacific Properties, Inc.	319,831	1,426,446
Independence Realty Trust, Inc.	525,877	6,515,616
Innovative Industrial Properties, Inc.	65,010	4,669,668
InvenTrust Properties Corp.	158,572	3,980,157
JBG SMITH Properties	254,238	3,272,043
Kite Realty Group Trust	506,884	10,806,767
LTC Properties, Inc.	95,948	3,032,916
LXP Industrial Trust	675,098	5,340,025
Macerich Co.	502,066	4,880,082
National Health Investors, Inc.	97,083	4,858,033
NETSTREIT Corp.	157,186	2,239,900
NexPoint Diversified Real Estate Trust	70,977	559,299
NexPoint Residential Trust, Inc.	52,862	1,426,745
Office Properties Income Trust	115,251	517,477
One Liberty Properties, Inc.	37,178	684,075
Orion Office REIT, Inc.	133,172	636,562
Outfront Media, Inc.	343,668	3,354,200
Paramount Group, Inc.	432,669	1,851,823
Peakstone Realty Trust	83,535	1,079,272
Pebblebrook Hotel Trust	283,314	3,379,936
Phillips Edison & Co., Inc.	274,664	9,698,386
Physicians Realty Trust	554,209	6,018,710
Piedmont Office Realty Trust, Inc., Class A	284,911	1,484,386
Plymouth Industrial REIT, Inc.	100,149	1,996,971
Postal Realty Trust, Inc., Class A	43,735	579,051
PotlatchDeltic Corp.	184,209	7,893,356
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Retail Opportunity Investments Corp.	287,264	3,372,479
RLJ Lodging Trust	364,345	3,424,843
RPT Realty	200,629	2,164,787
Ryman Hospitality Properties, Inc.	134,500	11,513,200
Sabra Health Care REIT, Inc.	538,895	7,350,528
Safehold, Inc.	102,760	1,671,905
Saul Centers, Inc.	27,115	942,789
Service Properties Trust	382,739	2,774,858
SITE Centers Corp.	444,443	5,182,205
SL Green Realty Corp.	150,892	4,419,627
Star Holdings *	29,626	339,218
Summit Hotel Properties, Inc.	242,354	1,366,877
Sunstone Hotel Investors, Inc.	485,001	4,510,509
Tanger Factory Outlet Centers, Inc.	237,429	5,354,024
Terreno Realty Corp.	190,366	10,142,700
UMH Properties, Inc.	128,995	1,781,421
Uniti Group, Inc.	554,223	2,549,426
Universal Health Realty Income Trust	29,783	1,144,859
Urban Edge Properties	267,615	4,244,374
Veris Residential, Inc.	183,592	2,458,297
Whitestone REIT	112,759	1,121,952
Xenia Hotels & Resorts, Inc.	256,026	2,977,582
		265,462,889

Financial Services 5.7%
Acacia Research Corp. *	86,870	311,863
AFC Gamma, Inc.	39,552	418,460
Alerus Financial Corp.	43,052	745,230
AlTi Global, Inc. *(a)	48,082	301,474
A-Mark Precious Metals, Inc.	44,262	1,198,615
Angel Oak Mortgage REIT, Inc. (a)	27,502	230,192
Apollo Commercial Real Estate Finance, Inc.	331,349	3,300,236
Arbor Realty Trust, Inc. (a)	424,300	5,350,423
Ares Commercial Real Estate Corp.	120,459	1,104,609
ARMOUR Residential REIT, Inc.	105,901	1,542,978
Artisan Partners Asset Management, Inc., Class A	143,233	4,726,689
AssetMark Financial Holdings, Inc. *	50,837	1,215,513
Atlanticus Holdings Corp. *	10,585	309,717
Avantax, Inc. *	89,535	2,310,898
AvidXchange Holdings, Inc. *	346,649	2,995,047
B Riley Financial, Inc. (a)	43,133	1,561,846
Bakkt Holdings, Inc. *(a)	180,604	182,410
Banco Latinoamericano de Comercio Exterior SA, Class E	63,705	1,438,459
BGC Group, Inc., Class A	732,856	4,301,865
Blackstone Mortgage Trust, Inc., Class A (a)	401,159	8,003,122
Bread Financial Holdings, Inc.	117,830	3,184,945
Brightsphere Investment Group, Inc.	75,285	1,178,963
BrightSpire Capital, Inc., Class A	301,585	1,706,971
Cannae Holdings, Inc. *	166,172	2,716,912
Cantaloupe, Inc. *	134,673	886,148
Cass Information Systems, Inc.	31,666	1,197,291
Chicago Atlantic Real Estate Finance, Inc.	39,254	553,089
Chimera Investment Corp.	540,501	2,594,405
Claros Mortgage Trust, Inc.	211,422	2,205,131
Cohen & Steers, Inc.	60,695	3,170,707
Compass Diversified Holdings	146,825	2,522,454
Consumer Portfolio Services, Inc. *	18,128	167,684
Diamond Hill Investment Group, Inc.	6,551	1,029,162
Donnelley Financial Solutions, Inc. *	57,454	3,127,221
Dynex Capital, Inc.	125,693	1,261,958
Ellington Financial, Inc.	152,636	1,836,211
SECURITY	NUMBER OF SHARES	VALUE ($)
Enact Holdings, Inc.	69,704	1,921,042
Encore Capital Group, Inc. *	54,059	2,036,943
Enova International, Inc. *	70,569	2,814,292
Essent Group Ltd.	246,486	11,643,999
EVERTEC, Inc.	151,852	4,825,857
Federal Agricultural Mortgage Corp., Class C	21,187	3,147,541
Finance of America Cos., Inc., Class A *	122,094	126,978
FirstCash Holdings, Inc.	87,705	9,552,829
Flywire Corp. *	223,610	6,012,873
Forge Global Holdings, Inc. *	263,715	669,836
Franklin BSP Realty Trust, Inc.	193,310	2,437,639
GCM Grosvenor, Inc., Class A	94,805	763,180
Granite Point Mortgage Trust, Inc.	116,783	490,489
Green Dot Corp., Class A *	109,286	1,221,817
Hamilton Lane, Inc., Class A	85,141	7,162,061
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	240,849	4,128,152
I3 Verticals, Inc., Class A *	52,251	979,706
International Money Express, Inc. *	76,032	1,213,471
Invesco Mortgage Capital, Inc.	95,918	655,120
Jackson Financial, Inc., Class A	192,841	7,079,193
KKR Real Estate Finance Trust, Inc.	136,040	1,420,258
Ladder Capital Corp. REIT, Class A	263,253	2,661,488
LendingClub Corp. *	249,179	1,293,239
LendingTree, Inc. *	24,029	317,904
MarketWise, Inc.	72,420	157,151
Marqeta, Inc., Class A *	1,142,906	5,908,824
Merchants Bancorp	37,242	1,113,163
MFA Financial, Inc.	238,196	2,117,562
Moelis & Co., Class A	155,539	6,476,644
Mr Cooper Group, Inc. *	152,456	8,618,338
Navient Corp.	207,014	3,293,593
Nelnet, Inc., Class A	33,789	2,865,645
NerdWallet, Inc., Class A *	78,286	843,923
New York Mortgage Trust, Inc.	212,701	1,656,941
NewtekOne, Inc.	54,976	762,517
Nexpoint Real Estate Finance, Inc.	18,441	273,480
NMI Holdings, Inc., Class A *	191,050	5,225,217
Ocwen Financial Corp. *	14,688	353,100
Open Lending Corp., Class A *	233,096	1,396,245
OppFi, Inc. *	32,243	71,902
Orchid Island Capital, Inc.	102,360	642,821
P10, Inc., Class A	99,779	939,918
Pagseguro Digital Ltd., Class A *	463,226	3,270,376
Patria Investments Ltd., Class A	127,268	1,640,485
Payoneer Global, Inc. *	618,762	3,582,632
Paysafe Ltd. *	76,701	745,537
Paysign, Inc. *	74,618	137,297
PennyMac Financial Services, Inc.	59,467	3,996,182
PennyMac Mortgage Investment Trust	205,494	2,599,499
Perella Weinberg Partners, Class A	97,056	952,119
Piper Sandler Cos.	40,293	5,634,976
PJT Partners, Inc., Class A	55,067	4,315,050
PRA Group, Inc. *	90,845	1,118,302
Priority Technology Holdings, Inc. *	39,369	147,634
PROG Holdings, Inc. *	107,416	2,942,124
Radian Group, Inc.	366,348	9,283,258
Ready Capital Corp.	373,450	3,521,633
Redwood Trust, Inc.	266,773	1,675,334
Regional Management Corp.	18,120	450,463
Remitly Global, Inc. *	304,389	8,197,196
Repay Holdings Corp., Class A *	188,032	1,126,312
Sculptor Capital Management, Inc., Class A	48,578	614,512
Security National Financial Corp., Class A *	28,551	197,287
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Silvercrest Asset Management Group, Inc., Class A	23,341	414,303
StepStone Group, Inc., Class A	125,838	3,561,215
StoneCo Ltd., Class A *	678,523	6,727,556
StoneX Group, Inc. *	41,675	3,972,461
SWK Holdings Corp. *	8,736	140,999
TPG RE Finance Trust, Inc.	160,051	881,881
Two Harbors Investment Corp.	225,723	2,620,644
Upstart Holdings, Inc. *(a)	167,746	4,030,936
Value Line, Inc.	2,043	83,661
Velocity Financial, Inc. *	19,685	227,362
Victory Capital Holdings, Inc., Class A	62,979	1,855,361
Virtus Investment Partners, Inc.	16,074	2,961,313
Walker & Dunlop, Inc.	73,907	4,789,174
Waterstone Financial, Inc.	42,186	455,609
WisdomTree, Inc.	321,707	1,994,583
World Acceptance Corp. *	9,390	926,042
		279,973,097

Food, Beverage & Tobacco 1.8%
Alico, Inc.	16,272	397,688
B&G Foods, Inc.	166,237	1,341,533
Benson Hill, Inc. *	395,910	60,970
Beyond Meat, Inc. *(a)	136,791	816,642
BRC, Inc., Class A *(a)	85,233	247,176
Calavo Growers, Inc.	40,071	1,015,399
Cal-Maine Foods, Inc.	89,015	4,033,270
Coca-Cola Consolidated, Inc.	11,128	7,081,970
Dole PLC	166,930	1,906,341
Duckhorn Portfolio, Inc. *	102,863	1,072,861
Forafric Global PLC *(a)	11,937	131,784
Fresh Del Monte Produce, Inc.	79,441	1,986,025
Hain Celestial Group, Inc. *	208,210	2,300,720
Hostess Brands, Inc., Class A *	309,195	10,327,113
Ispire Technology, Inc. *(a)	6,235	49,444
J & J Snack Foods Corp.	35,142	5,503,589
John B Sanfilippo & Son, Inc.	20,880	2,135,189
Lancaster Colony Corp.	45,502	7,697,573
Limoneira Co.	40,022	571,914
MGP Ingredients, Inc.	37,007	3,503,083
Mission Produce, Inc. *	112,027	1,054,174
National Beverage Corp. *	55,078	2,554,518
Primo Water Corp.	364,299	4,757,745
Seneca Foods Corp., Class A *	12,270	670,555
Simply Good Foods Co. *	211,492	7,886,537
Sovos Brands, Inc. *	118,675	2,576,434
SunOpta, Inc. *	209,952	806,216
TreeHouse Foods, Inc. *	119,690	4,989,876
Turning Point Brands, Inc.	39,858	799,153
Universal Corp.	56,026	2,521,170
Utz Brands, Inc.	167,452	2,041,240
Vector Group Ltd.	339,401	3,489,042
Vita Coco Co., Inc. *	65,935	1,786,838
Vital Farms, Inc. *	72,242	798,997
Westrock Coffee Co. *	64,942	535,122
Zevia PBC, Class A *	56,995	110,570
		89,558,471

Health Care Equipment & Services 6.0%
23andMe Holding Co., Class A *	603,722	511,413
Accolade, Inc. *	159,903	1,039,369
Accuray, Inc. *	213,230	562,927
AdaptHealth Corp., Class A *	223,923	1,641,356
Addus HomeCare Corp. *	36,300	2,864,070
Agiliti, Inc. *	67,769	381,539
AirSculpt Technologies, Inc. *(a)	31,209	187,254
SECURITY	NUMBER OF SHARES	VALUE ($)
Alignment Healthcare, Inc. *	197,170	1,356,530
Alphatec Holdings, Inc. *	187,042	1,717,046
American Well Corp., Class A *	568,020	664,583
AMN Healthcare Services, Inc. *	92,658	7,029,036
AngioDynamics, Inc. *	86,268	534,862
Apollo Medical Holdings, Inc. *	100,108	3,124,371
Artivion, Inc. *	91,061	1,160,117
AtriCure, Inc. *	108,421	3,755,703
Atrion Corp.	3,171	1,084,419
Avanos Medical, Inc. *	107,721	1,977,758
Aveanna Healthcare Holdings, Inc. *	116,553	160,843
Axogen, Inc. *	97,727	367,453
Axonics, Inc. *	114,371	5,856,939
Beyond Air, Inc. *	58,597	136,531
Brookdale Senior Living, Inc. *	435,991	1,704,725
Butterfly Network, Inc. *(a)	320,332	271,289
Cano Health, Inc. *	622,112	81,808
CareMax, Inc. *	171,777	343,554
Castle Biosciences, Inc. *	58,206	909,178
Cerus Corp. *	413,494	578,892
ClearPoint Neuro, Inc. *	52,401	288,205
Community Health Systems, Inc. *	293,855	628,850
Computer Programs & Systems, Inc. *	32,648	460,010
CONMED Corp.	71,450	6,963,517
CorVel Corp. *	20,328	3,942,412
Cross Country Healthcare, Inc. *	80,354	1,860,999
Cutera, Inc. *	42,386	131,820
CVRx, Inc. *	25,423	340,160
Definitive Healthcare Corp., Class A *	105,909	610,036
DocGo, Inc. *	179,464	1,066,016
Embecta Corp.	134,589	2,034,986
Enhabit, Inc. *	116,490	858,531
Ensign Group, Inc.	126,929	12,261,341
Evolent Health, Inc., Class A *	256,291	6,261,189
Fulgent Genetics, Inc. *	47,234	1,130,782
Glaukos Corp. *	109,067	7,438,369
Guardant Health, Inc. *	263,077	6,808,433
Haemonetics Corp. *	116,707	9,946,938
Health Catalyst, Inc. *	128,979	966,053
HealthEquity, Inc. *	195,633	14,022,973
HealthStream, Inc.	56,460	1,434,084
Hims & Hers Health, Inc. *	285,471	1,707,117
Inari Medical, Inc. *	124,510	7,559,002
InfuSystem Holdings, Inc. *	41,516	397,723
Inmode Ltd. *	180,561	3,448,715
Innovage Holding Corp. *(a)	43,240	234,793
Inogen, Inc. *	57,840	258,545
Integer Holdings Corp. *	77,284	6,273,142
Invitae Corp. *(a)	600,769	363,886
iRadimed Corp.	17,205	700,932
iRhythm Technologies, Inc. *	71,400	5,606,328
Joint Corp. *	32,546	254,184
KORU Medical Systems, Inc. *	79,915	181,407
Lantheus Holdings, Inc. *	158,326	10,227,860
LeMaitre Vascular, Inc.	45,911	2,230,356
LifeStance Health Group, Inc. *	248,199	1,447,000
LivaNova PLC *	126,238	6,191,974
Merit Medical Systems, Inc. *	132,324	9,095,952
ModivCare, Inc. *	29,476	1,245,066
Multiplan Corp. *	918,186	1,551,734
Nano-X Imaging Ltd. *(a)	110,163	556,323
National HealthCare Corp.	29,188	1,966,104
National Research Corp.	33,856	1,430,755
Neogen Corp. *	507,096	7,550,659
NeoGenomics, Inc. *	296,562	4,157,799
Nevro Corp. *	81,841	1,180,966
NextGen Healthcare, Inc. *	127,746	3,055,684
OmniAb, Inc., Class A *(b)	12,825	0
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
OmniAb, Inc., Class B *(b)	12,825	0
Omnicell, Inc. *	104,896	3,728,004
OPKO Health, Inc. *	932,061	1,165,076
OptimizeRx Corp. *	38,018	306,425
Option Care Health, Inc. *	395,922	10,978,917
OraSure Technologies, Inc. *	166,008	856,601
Orchestra BioMed Holdings, Inc. *(a)	33,684	157,978
Orthofix Medical, Inc. *	81,269	897,210
OrthoPediatrics Corp. *	36,647	896,386
Outset Medical, Inc. *	113,729	402,601
Owens & Minor, Inc. *	172,454	2,471,266
P3 Health Partners, Inc. *	91,086	130,253
Paragon 28, Inc. *	101,294	874,167
Patterson Cos., Inc.	199,926	6,089,746
Pediatrix Medical Group, Inc. *	195,477	2,240,166
Pennant Group, Inc. *	66,207	719,670
PetIQ, Inc., Class A *	63,782	1,197,188
Phreesia, Inc. *	119,625	1,634,077
Privia Health Group, Inc. *	257,538	5,413,449
PROCEPT BioRobotics Corp. *	83,866	2,246,770
Progyny, Inc. *	182,788	5,640,838
Pulmonx Corp. *	86,854	763,447
Pulse Biosciences, Inc. *	36,922	166,887
Quipt Home Medical Corp. *	92,231	436,253
RadNet, Inc. *	138,257	3,727,409
RxSight, Inc. *	62,562	1,385,123
Sanara Medtech, Inc. *	8,678	238,558
Schrodinger, Inc. *	127,024	2,756,421
Select Medical Holdings Corp.	242,079	5,502,456
Semler Scientific, Inc. *	11,433	333,501
Sharecare, Inc. *	737,171	774,029
SI-BONE, Inc. *	81,488	1,386,111
Sight Sciences, Inc. *	57,621	91,329
Silk Road Medical, Inc. *	88,405	663,922
Simulations Plus, Inc.	36,601	1,290,917
STAAR Surgical Co. *	113,033	4,727,040
Surgery Partners, Inc. *	156,852	3,627,987
Surmodics, Inc. *	32,293	951,352
Tactile Systems Technology, Inc. *	54,309	593,054
Tela Bio, Inc. *	39,312	229,582
TransMedics Group, Inc. *	74,044	2,775,169
Treace Medical Concepts, Inc. *	104,050	1,043,621
U.S. Physical Therapy, Inc.	34,017	2,861,170
UFP Technologies, Inc. *	16,476	2,568,938
Utah Medical Products, Inc.	8,156	648,565
Varex Imaging Corp. *	90,813	1,639,175
Veradigm, Inc. *	252,020	3,324,144
Vicarious Surgical, Inc. *	160,158	66,065
Viemed Healthcare, Inc. *	78,034	492,394
Zimvie, Inc. *	59,072	417,048
Zynex, Inc. *(a)	45,051	400,053
		292,261,783

Household & Personal Products 1.3%
Beauty Health Co. *	189,099	765,851
BellRing Brands, Inc. *	312,089	13,647,652
Central Garden & Pet Co. *	23,004	1,003,664
Central Garden & Pet Co., Class A *	91,653	3,637,707
Edgewell Personal Care Co.	119,269	4,162,488
elf Beauty, Inc. *	124,217	11,506,221
Energizer Holdings, Inc.	166,800	5,267,544
Herbalife Ltd. *	230,849	3,289,598
Inter Parfums, Inc.	42,826	5,443,613
Medifast, Inc.	25,064	1,733,426
Nature's Sunshine Products, Inc. *	30,137	539,452
Nu Skin Enterprises, Inc., Class A	115,697	2,197,086
Oil-Dri Corp. of America	11,663	668,057
SECURITY	NUMBER OF SHARES	VALUE ($)
USANA Health Sciences, Inc. *	26,254	1,195,870
Waldencast PLC, Class A *(a)	83,204	639,007
WD-40 Co.	31,609	6,682,143
		62,379,379

Insurance 2.0%
Ambac Financial Group, Inc. *	103,224	1,252,107
American Coastal Insurance Corp., Class C *(a)	44,838	335,837
American Equity Investment Life Holding Co.	181,010	9,586,290
AMERISAFE, Inc.	44,455	2,265,871
Argo Group International Holdings Ltd.	74,579	2,225,437
BRP Group, Inc., Class A *	140,010	2,930,409
CNO Financial Group, Inc.	264,998	6,142,654
Crawford & Co., Class A	33,123	303,075
Donegal Group, Inc., Class A	35,156	496,403
eHealth, Inc. *	63,725	546,760
Employers Holdings, Inc.	62,407	2,371,466
Enstar Group Ltd. *	27,777	6,582,316
F&G Annuities & Life, Inc.	43,853	1,345,849
Fidelis Insurance Holdings Ltd. *	35,180	497,445
Genworth Financial, Inc., Class A *	1,110,423	6,651,434
GoHealth, Inc., Class A *	8,961	125,812
Goosehead Insurance, Inc., Class A *	50,007	3,243,954
Greenlight Capital Re Ltd., Class A *	59,100	658,965
HCI Group, Inc.	14,918	879,714
Hippo Holdings, Inc. *	23,956	172,485
Horace Mann Educators Corp.	95,544	3,031,611
Investors Title Co.	2,791	401,374
James River Group Holdings Ltd.	85,539	1,176,161
Kingsway Financial Services, Inc. *	24,339	187,897
Lemonade, Inc. *(a)	119,094	1,302,888
Maiden Holdings Ltd. *	207,487	340,279
MBIA, Inc. *	113,966	784,086
Mercury General Corp.	62,641	1,934,354
National Western Life Group, Inc., Class A	5,308	2,542,001
NI Holdings, Inc. *	18,872	239,486
Oscar Health, Inc., Class A *	360,795	1,847,270
Palomar Holdings, Inc. *	56,659	2,837,483
ProAssurance Corp.	126,027	2,142,459
Safety Insurance Group, Inc.	33,468	2,515,790
Selective Insurance Group, Inc.	140,181	14,594,244
Selectquote, Inc. *	311,916	411,729
SiriusPoint Ltd. *	213,395	2,101,941
Skyward Specialty Insurance Group, Inc. *	55,924	1,574,261
Stewart Information Services Corp.	62,221	2,717,191
Tiptree, Inc.	56,487	853,519
Trupanion, Inc. *(a)	92,111	1,897,487
United Fire Group, Inc.	48,770	982,228
Universal Insurance Holdings, Inc.	59,590	933,179
		95,963,201

Materials 4.5%
5E Advanced Materials, Inc. *	89,888	202,248
AdvanSix, Inc.	61,921	1,705,924
Alpha Metallurgical Resources, Inc.	29,087	6,397,977
American Vanguard Corp.	62,841	588,192
Arch Resources, Inc.	42,657	6,433,955
Aspen Aerogels, Inc. *	121,078	934,722
ATI, Inc. *	300,258	11,340,745
Avient Corp.	210,529	6,656,927
Balchem Corp.	74,470	8,656,393
Cabot Corp.	128,955	8,572,928
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Caledonia Mining Corp. PLC	40,160	444,571
Carpenter Technology Corp.	112,198	7,037,059
Century Aluminum Co. *	124,036	819,878
Chase Corp.	17,664	2,244,388
Clearwater Paper Corp. *	38,806	1,312,031
Coeur Mining, Inc. *	774,155	1,943,129
Commercial Metals Co.	272,752	11,534,682
Compass Minerals International, Inc.	79,791	1,966,050
Constellium SE, Class A *	294,265	4,649,387
Contango ORE, Inc. *	8,522	145,300
Core Molding Technologies, Inc. *	17,711	453,047
Dakota Gold Corp. *	126,675	364,824
Danimer Scientific, Inc. *(a)	200,587	286,839
Ecovyst, Inc. *	222,133	2,043,624
FutureFuel Corp.	59,766	391,467
Glatfelter Corp. *	102,934	178,076
Greif, Inc., Class A	68,572	4,354,322
Hawkins, Inc.	45,013	2,585,097
Haynes International, Inc.	28,965	1,246,219
HB Fuller Co.	125,969	8,332,849
Hecla Mining Co.	1,422,484	5,789,510
i-80 Gold Corp. *	441,666	618,332
Ingevity Corp. *	84,843	3,417,476
Innospec, Inc.	57,943	5,678,414
Intrepid Potash, Inc. *	25,392	505,047
Ivanhoe Electric, Inc. *	128,765	1,318,554
Kaiser Aluminum Corp.	37,084	2,106,371
Knife River Corp. *	131,726	6,628,452
Koppers Holdings, Inc.	46,626	1,705,113
Kronos Worldwide, Inc.	53,774	371,041
Livent Corp. *	420,650	6,137,283
LSB Industries, Inc. *	127,331	1,159,985
Materion Corp.	47,746	4,630,407
Mativ Holdings, Inc.	127,603	1,671,600
Minerals Technologies, Inc.	75,853	4,100,613
Myers Industries, Inc.	84,444	1,416,126
NioCorp Developments Ltd. *	4,462	19,990
Novagold Resources, Inc. *	562,904	1,981,422
O-I Glass, Inc. *	361,666	5,587,740
Olympic Steel, Inc.	22,892	1,162,227
Origin Materials, Inc. *	270,638	267,526
Orion SA	130,321	2,645,516
Pactiv Evergreen, Inc.	94,503	814,616
Perimeter Solutions SA *	363,993	1,164,778
Perpetua Resources Corp. *	86,353	311,734
Piedmont Lithium, Inc. *	41,302	1,134,566
PolyMet Mining Corp. *	78,797	165,474
PureCycle Technologies, Inc. *(a)	271,992	1,210,364
Quaker Chemical Corp.	32,274	4,638,419
Ramaco Resources, Inc., Class A	51,532	607,047
Ramaco Resources, Inc., Class B	10,643	133,144
Ranpak Holdings Corp., Class A *	103,795	327,992
Rayonier Advanced Materials, Inc. *	146,630	406,165
Ryerson Holding Corp.	56,410	1,638,710
Schnitzer Steel Industries, Inc., Class A	60,701	1,378,520
Sensient Technologies Corp.	98,058	5,532,432
Stepan Co.	49,638	3,712,922
Summit Materials, Inc., Class A *	278,104	9,149,607
SunCoke Energy, Inc.	193,930	1,844,274
Sylvamo Corp.	84,940	3,762,842
TimkenSteel Corp. *	101,768	2,068,943
Tredegar Corp.	60,362	270,422
TriMas Corp.	96,531	2,337,016
Trinseo PLC	80,925	500,926
Tronox Holdings PLC	271,369	2,900,935
U.S. Lime & Minerals, Inc.	4,793	948,966
Valhi, Inc.	5,287	59,003
Warrior Met Coal, Inc.	120,432	5,868,651
SECURITY	NUMBER OF SHARES	VALUE ($)
Worthington Industries, Inc.	71,684	4,417,168
		220,047,231

Media & Entertainment 1.8%
Advantage Solutions, Inc. *	200,887	462,040
AMC Networks, Inc., Class A *	73,080	862,344
Atlanta Braves Holdings, Inc., Class C *	131,775	4,583,135
Boston Omaha Corp., Class A *	55,280	786,634
Bumble, Inc., Class A *	236,246	3,175,146
Cardlytics, Inc. *	77,937	965,639
Cargurus, Inc. *	227,764	3,924,374
Cars.com, Inc. *	154,772	2,357,178
Cinemark Holdings, Inc. *	256,158	4,224,045
Clear Channel Outdoor Holdings, Inc. *	864,936	951,430
Daily Journal Corp. *	3,127	909,613
DHI Group, Inc. *	101,333	277,652
Emerald Holding, Inc. *	35,666	177,617
Entravision Communications Corp., Class A	144,704	518,040
Eventbrite, Inc., Class A *	178,748	1,480,033
EverQuote, Inc., Class A *	48,465	416,314
EW Scripps Co., Class A *	139,579	763,497
fuboTV, Inc. *	663,197	1,604,937
Gambling.com Group Ltd. *	26,411	342,287
Gannett Co., Inc. *	339,542	794,528
Gray Television, Inc.	192,704	1,256,430
Grindr, Inc. *(a)	98,379	585,355
iHeartMedia, Inc., Class A *	234,740	551,639
IMAX Corp. *	104,988	1,911,832
Integral Ad Science Holding Corp. *	110,463	1,268,115
John Wiley & Sons, Inc., Class A	98,985	2,996,276
Lions Gate Entertainment Corp., Class A *	395,811	3,111,074
Loop Media, Inc. *	83,321	24,930
Madison Square Garden Entertainment Corp., Class A *	100,316	3,057,632
Magnite, Inc. *	310,083	2,058,951
Marcus Corp.	57,255	889,743
MediaAlpha, Inc., Class A *	49,804	511,985
Nextdoor Holdings, Inc. *	332,726	605,561
Outbrain, Inc. *	93,813	400,582
Playstudios, Inc. *	195,601	553,551
PubMatic, Inc., Class A *	99,791	1,124,645
QuinStreet, Inc. *	121,468	1,373,803
Reservoir Media, Inc. *	45,337	255,247
Scholastic Corp.	63,592	2,346,545
Shutterstock, Inc.	57,453	2,337,188
Sinclair, Inc.	75,857	824,566
Sphere Entertainment Co. *	60,953	2,005,963
Stagwell, Inc., Class A *	182,161	750,503
System1, Inc. *	80,049	92,857
TechTarget, Inc. *	60,146	1,514,476
TEGNA, Inc.	470,055	6,820,498
Thryv Holdings, Inc. *	71,527	1,246,716
Townsquare Media, Inc., Class A	26,692	229,551
TrueCar, Inc. *	201,568	368,869
Urban One, Inc. *	23,446	124,498
Urban One, Inc., Class A *	24,438	132,698
Vimeo, Inc. *	351,992	1,084,135
Vivid Seats, Inc., Class A *	54,220	318,814
WideOpenWest, Inc. *	117,264	825,539
Yelp, Inc., Class A *	156,379	6,597,630
Ziff Davis, Inc. *	109,572	6,624,723
ZipRecruiter, Inc., Class A *	160,478	1,709,091
		88,068,694

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Pharmaceuticals, Biotechnology & Life Sciences 8.3%
2seventy bio, Inc. *	116,417	284,057
4D Molecular Therapeutics, Inc. *	90,436	971,283
89bio, Inc. *	143,947	1,065,208
Aadi Bioscience, Inc. *	37,075	162,389
ACADIA Pharmaceuticals, Inc. *	281,903	6,362,551
ACELYRIN, Inc. *	76,601	780,181
Aclaris Therapeutics, Inc. *	160,330	798,443
Acrivon Therapeutics, Inc. *	19,871	104,124
Actinium Pharmaceuticals, Inc. *(a)	63,682	355,346
Adaptive Biotechnologies Corp. *	261,983	1,163,205
Adicet Bio, Inc. *	69,460	91,687
ADMA Biologics, Inc. *	493,104	1,666,692
Aerovate Therapeutics, Inc. *	25,879	274,576
Agenus, Inc. *	814,499	651,599
Agios Pharmaceuticals, Inc. *	128,868	2,707,517
Akero Therapeutics, Inc. *	118,813	1,416,251
Akoya Biosciences, Inc. *	51,893	181,626
Aldeyra Therapeutics, Inc. *	106,476	182,074
Alector, Inc. *	147,204	765,461
Alkermes PLC *	386,003	9,337,413
Allakos, Inc. *	151,975	290,272
Allogene Therapeutics, Inc. *	190,324	536,714
Allovir, Inc. *	118,150	177,225
Alpine Immune Sciences, Inc. *	74,754	765,481
Altimmune, Inc. *	112,999	272,328
ALX Oncology Holdings, Inc. *(a)	49,458	356,098
Amicus Therapeutics, Inc. *	652,907	7,162,390
Amneal Pharmaceuticals, Inc. *	284,820	1,102,253
Amphastar Pharmaceuticals, Inc. *	88,460	4,004,584
Amylyx Pharmaceuticals, Inc. *	118,253	1,928,706
AnaptysBio, Inc. *	43,360	707,202
Anavex Life Sciences Corp. *	165,974	926,135
ANI Pharmaceuticals, Inc. *	33,913	2,093,789
Anika Therapeutics, Inc. *	33,470	652,665
Annexon, Inc. *	104,336	236,843
Apogee Therapeutics, Inc. *	45,017	773,392
Arbutus Biopharma Corp. *	298,677	546,579
Arcellx, Inc. *	88,027	3,102,952
Arcturus Therapeutics Holdings, Inc. *	54,083	1,032,985
Arcus Biosciences, Inc. *	122,992	1,932,204
Arcutis Biotherapeutics, Inc. *	117,287	263,896
Ardelyx, Inc. *	498,092	1,967,463
Arrowhead Pharmaceuticals, Inc. *	235,389	5,788,216
ARS Pharmaceuticals, Inc. *(a)	55,441	197,924
Arvinas, Inc. *	114,313	1,842,726
Assertio Holdings, Inc. *	204,683	440,068
Astria Therapeutics, Inc. *	58,402	291,426
Atara Biotherapeutics, Inc. *	235,645	303,982
Atea Pharmaceuticals, Inc. *	175,215	569,449
Aura Biosciences, Inc. *	62,798	512,432
Aurinia Pharmaceuticals, Inc. *	314,942	2,311,674
Avid Bioservices, Inc. *	143,075	879,911
Avidity Biosciences, Inc. *	163,012	839,512
Avita Medical, Inc. *	58,978	549,085
Axsome Therapeutics, Inc. *	81,850	5,097,618
Beam Therapeutics, Inc. *	161,933	3,423,264
BioAtla, Inc. *	101,115	148,639
BioCryst Pharmaceuticals, Inc. *	439,800	2,414,502
Biohaven Ltd. *	135,156	3,582,986
BioLife Solutions, Inc. *	80,247	810,495
Biomea Fusion, Inc. *	45,939	469,497
Biote Corp., Class A *	32,001	170,565
BioVie, Inc., Class A *(a)	7,586	33,075
Bioxcel Therapeutics, Inc. *(a)	43,852	176,066
Bluebird Bio, Inc. *	252,264	744,179
Blueprint Medicines Corp. *	141,631	8,336,401
SECURITY	NUMBER OF SHARES	VALUE ($)
Bridgebio Pharma, Inc. *	266,769	6,946,665
Bright Green Corp. *	137,897	50,222
Cabaletta Bio, Inc. *	79,420	1,132,529
Cara Therapeutics, Inc. *	107,050	138,095
CareDx, Inc. *	122,357	661,951
Caribou Biosciences, Inc. *	172,480	626,102
Carisma Therapeutics, Inc. (a)	60,952	182,856
Cassava Sciences, Inc. *(a)	92,784	1,869,598
Catalyst Pharmaceuticals, Inc. *	233,593	2,898,889
Celcuity, Inc. *	42,225	449,696
Celldex Therapeutics, Inc. *	107,672	2,532,445
Century Therapeutics, Inc. *	53,526	81,895
Cerevel Therapeutics Holdings, Inc. *	144,463	3,416,550
Citius Pharmaceuticals, Inc. *	280,921	211,421
Codexis, Inc. *	152,407	252,996
Cogent Biosciences, Inc. *	189,718	1,548,099
Coherus Biosciences, Inc. *	230,377	771,763
Collegium Pharmaceutical, Inc. *	81,064	1,763,953
Compass Therapeutics, Inc. *	220,509	396,916
Corcept Therapeutics, Inc. *	186,700	5,242,536
CorMedix, Inc. *	120,650	419,862
Crinetics Pharmaceuticals, Inc. *	150,584	4,410,605
CryoPort, Inc. *	93,029	902,381
Cue Biopharma, Inc. *	79,008	165,917
Cullinan Oncology, Inc. *	56,987	531,689
Cymabay Therapeutics, Inc. *	227,703	3,729,775
Cytek Biosciences, Inc. *	283,274	1,192,584
Cytokinetics, Inc. *	217,048	7,566,293
Day One Biopharmaceuticals, Inc. *	146,850	1,737,235
Deciphera Pharmaceuticals, Inc. *	121,028	1,451,126
Denali Therapeutics, Inc. *	274,839	5,175,218
Design Therapeutics, Inc. *	74,915	152,827
Disc Medicine, Inc. *	20,355	932,463
Dynavax Technologies Corp. *	301,816	4,288,805
Dyne Therapeutics, Inc. *	99,907	704,344
Eagle Pharmaceuticals, Inc. *	23,660	324,852
Edgewise Therapeutics, Inc. *	101,907	652,205
Editas Medicine, Inc. *	189,881	1,268,405
Emergent BioSolutions, Inc. *	115,644	241,696
Enanta Pharmaceuticals, Inc. *	46,447	418,952
Enliven Therapeutics, Inc. *(a)	54,118	670,522
Entrada Therapeutics, Inc. *	50,752	812,540
EQRx, Inc. *	737,879	1,608,576
Erasca, Inc. *	184,468	426,121
Evolus, Inc. *	97,327	739,685
Eyenovia, Inc. *	63,574	82,646
EyePoint Pharmaceuticals, Inc. *	59,869	360,411
Fate Therapeutics, Inc. *	196,922	356,429
Fennec Pharmaceuticals, Inc. *(a)	41,497	285,499
FibroGen, Inc. *	209,142	113,146
Foghorn Therapeutics, Inc. *	46,468	155,668
Genelux Corp. *	42,791	620,897
Generation Bio Co. *	103,517	97,130
Geron Corp. *	1,155,146	2,194,777
Graphite Bio, Inc. *	64,045	159,472
Gritstone bio, Inc. *	200,640	381,216
Halozyme Therapeutics, Inc. *	302,098	10,232,059
Harmony Biosciences Holdings, Inc. *	76,767	1,807,095
Harrow, Inc. *	67,555	968,401
Harvard Bioscience, Inc. *	95,864	420,843
Heron Therapeutics, Inc. *	236,703	150,756
HilleVax, Inc. *	50,595	556,545
Humacyte, Inc. *(a)	139,564	295,876
Icosavax, Inc. *	62,965	387,235
Ideaya Biosciences, Inc. *	125,911	3,421,002
IGM Biosciences, Inc. *	27,273	107,456
Ikena Oncology, Inc. *	57,668	232,402
Immuneering Corp., Class A *(a)	51,835	364,400
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ImmunityBio, Inc. *(a)	267,987	841,479
ImmunoGen, Inc. *	557,603	8,285,981
Immunovant, Inc. *	125,757	4,156,269
Inhibrx, Inc. *	80,716	1,248,677
Innoviva, Inc. *	139,539	1,731,679
Inozyme Pharma, Inc. *	83,116	246,855
Insmed, Inc. *	306,657	7,684,824
Intellia Therapeutics, Inc. *	205,241	5,141,287
Intercept Pharmaceuticals, Inc. *	94,863	1,795,757
Intra-Cellular Therapies, Inc. *	217,980	10,846,685
Iovance Biotherapeutics, Inc. *	534,477	2,041,702
Ironwood Pharmaceuticals, Inc., Class A *	321,550	2,884,303
iTeos Therapeutics, Inc. *	56,655	569,949
Janux Therapeutics, Inc. *	42,167	270,712
KalVista Pharmaceuticals, Inc. *	56,302	478,004
Karyopharm Therapeutics, Inc. *	258,909	225,251
Keros Therapeutics, Inc. *	52,705	1,504,201
Kezar Life Sciences, Inc. *	163,132	117,634
Kiniksa Pharmaceuticals Ltd., Class A *	72,762	1,109,620
Kodiak Sciences, Inc. *	74,143	107,507
Krystal Biotech, Inc. *	50,387	5,888,729
Kura Oncology, Inc. *	162,787	1,375,550
Kymera Therapeutics, Inc. *	87,559	1,021,814
Larimar Therapeutics, Inc. *	58,626	171,774
Lexicon Pharmaceuticals, Inc. *	211,809	262,643
Ligand Pharmaceuticals, Inc. *	38,784	2,028,015
Lineage Cell Therapeutics, Inc. *	295,032	336,336
Liquidia Corp. *	112,343	731,353
Longboard Pharmaceuticals, Inc. *	35,609	192,823
Lyell Immunopharma, Inc. *	401,603	664,653
MacroGenics, Inc. *	143,912	751,221
Madrigal Pharmaceuticals, Inc. *	31,755	4,171,972
MannKind Corp. *	597,256	2,562,228
Marinus Pharmaceuticals, Inc. *	119,360	828,358
MaxCyte, Inc. *	199,789	591,375
MeiraGTx Holdings PLC *	74,544	336,939
Merrimack Pharmaceuticals, Inc. *	23,947	292,872
Mersana Therapeutics, Inc. *	249,834	297,302
Mesa Laboratories, Inc.	11,917	1,118,172
MiMedx Group, Inc. *	270,195	1,772,479
Mineralys Therapeutics, Inc. *	31,902	246,602
Mirum Pharmaceuticals, Inc. *	57,971	1,590,145
Monte Rosa Therapeutics, Inc. *(a)	69,530	236,402
Morphic Holding, Inc. *	80,674	1,609,446
Myriad Genetics, Inc. *	188,686	2,939,728
NanoString Technologies, Inc. *(a)	108,037	149,091
Nautilus Biotechnology, Inc. *	123,222	315,448
NGM Biopharmaceuticals, Inc. *	99,615	84,663
Nkarta, Inc. *	69,109	140,291
Novavax, Inc. *(a)	201,768	1,343,775
Nurix Therapeutics, Inc. *	111,926	625,666
Nuvalent, Inc., Class A *	55,783	2,905,736
Nuvation Bio, Inc. *	332,937	320,818
Nuvectis Pharma, Inc. *(a)	17,590	157,431
Ocean Biomedical, Inc. *(a)	19,835	33,323
Ocular Therapeutix, Inc. *	178,401	508,443
Olema Pharmaceuticals, Inc. *	63,257	840,686
Omega Therapeutics, Inc. *(a)	55,712	76,325
Omeros Corp. *(a)	139,171	165,613
OmniAb, Inc. *	217,882	991,363
Optinose, Inc. *	166,635	188,298
Organogenesis Holdings, Inc., Class A *	160,584	359,708
ORIC Pharmaceuticals, Inc. *	89,229	597,834
Outlook Therapeutics, Inc. *	354,615	212,769
Ovid therapeutics, Inc. *	143,715	510,188
Pacific Biosciences of California, Inc. *	587,001	3,627,666
Pacira BioSciences, Inc. *	106,429	3,007,684
SECURITY	NUMBER OF SHARES	VALUE ($)
PDS Biotechnology Corp. *(a)	63,925	266,567
PepGen, Inc. *	22,976	117,637
Phathom Pharmaceuticals, Inc. *	71,250	662,625
Phibro Animal Health Corp., Class A	46,774	510,772
Pliant Therapeutics, Inc. *	131,635	1,931,085
PMV Pharmaceuticals, Inc. *	88,482	133,608
Point Biopharma Global, Inc. *	210,633	2,666,614
Poseida Therapeutics, Inc., Class A *	155,344	313,795
Precigen, Inc. *	308,868	349,021
Prelude Therapeutics, Inc. *	33,475	56,573
Prestige Consumer Healthcare, Inc. *	115,952	6,882,911
Prime Medicine, Inc. *(a)	91,504	593,861
ProKidney Corp. *(a)	103,938	169,419
Protagonist Therapeutics, Inc. *	133,373	1,939,243
Protalix BioTherapeutics, Inc. *(a)	153,561	256,447
Prothena Corp. PLC *	96,325	3,512,009
PTC Therapeutics, Inc. *	164,393	3,082,369
Quanterix Corp. *	82,430	1,790,380
Quantum-Si, Inc. *	244,937	293,924
Rain Oncology, Inc. *	38,822	41,540
Rallybio Corp. *	69,890	293,538
RAPT Therapeutics, Inc. *	68,290	898,014
Recursion Pharmaceuticals, Inc., Class A *	317,524	1,676,527
REGENXBIO, Inc. *	95,307	1,228,507
Relay Therapeutics, Inc. *	210,784	1,391,174
Reneo Pharmaceuticals, Inc. *	30,078	243,331
Replimune Group, Inc. *	97,481	1,420,298
Revance Therapeutics, Inc. *	193,469	1,526,470
REVOLUTION Medicines, Inc. *	235,923	4,671,275
Rhythm Pharmaceuticals, Inc. *	119,512	2,761,922
Rigel Pharmaceuticals, Inc. *	391,223	315,834
Rocket Pharmaceuticals, Inc. *	130,307	2,358,557
Sage Therapeutics, Inc. *	122,391	2,292,383
Sagimet Biosciences, Inc., Class A *	12,562	45,977
Sana Biotechnology, Inc. *	215,995	639,345
Sangamo Therapeutics, Inc. *	332,998	209,855
Savara, Inc. *	208,514	763,161
Scholar Rock Holding Corp. *	100,296	1,179,481
Scilex Holding Co. *(b)	147,603	227,793
scPharmaceuticals, Inc. *(a)	69,785	373,350
Seer, Inc., Class A *	134,013	219,781
Selecta Biosciences, Inc. *	265,512	331,890
Seres Therapeutics, Inc. *	225,395	344,854
SIGA Technologies, Inc.	110,027	561,138
SomaLogic, Inc. *	345,970	771,513
SpringWorks Therapeutics, Inc. *	135,132	3,094,523
Stoke Therapeutics, Inc. *	63,060	240,259
Summit Therapeutics, Inc. *(a)	264,912	513,929
Supernus Pharmaceuticals, Inc. *	114,050	2,720,092
Sutro Biopharma, Inc. *	137,495	378,111
Syndax Pharmaceuticals, Inc. *	153,181	2,156,788
Tango Therapeutics, Inc. *	105,374	885,142
Taro Pharmaceutical Industries Ltd. *	19,416	659,367
Tarsus Pharmaceuticals, Inc. *	54,709	779,056
Tenaya Therapeutics, Inc. *	104,636	190,438
Terns Pharmaceuticals, Inc. *	97,966	515,301
TG Therapeutics, Inc. *	320,602	2,478,253
Theravance Biopharma, Inc. *	130,255	1,229,607
Theseus Pharmaceuticals, Inc. *(a)	46,263	106,405
Third Harmonic Bio, Inc. *	44,524	284,954
Travere Therapeutics, Inc. *	171,282	1,109,907
Trevi Therapeutics, Inc. *	95,150	169,367
Turnstone Biologics Corp. *	15,169	54,002
Twist Bioscience Corp. *	132,425	2,087,018
Tyra Biosciences, Inc. *(a)	32,661	378,868
UroGen Pharma Ltd. *	46,394	520,077
Vanda Pharmaceuticals, Inc. *	134,964	591,142
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Vaxcyte, Inc. *	218,215	10,496,141
Vaxxinity, Inc., Class A *	97,417	112,030
Ventyx Biosciences, Inc. *	108,426	1,563,503
Vera Therapeutics, Inc., Class A *	78,329	816,188
Veracyte, Inc. *	169,703	3,516,246
Vericel Corp. *	111,065	3,907,267
Verrica Pharmaceuticals, Inc. *(a)	47,719	175,606
Verve Therapeutics, Inc. *	116,839	1,406,742
Vigil Neuroscience, Inc. *	36,733	257,131
Viking Therapeutics, Inc. *	223,531	2,192,839
Vir Biotechnology, Inc. *	194,105	1,539,253
Viridian Therapeutics, Inc. *	98,987	1,237,337
Vor BioPharma, Inc. *	86,126	157,611
Voyager Therapeutics, Inc. *	75,727	497,526
WaVe Life Sciences Ltd. *	139,718	751,683
X4 Pharmaceuticals, Inc. *	281,457	225,306
Xencor, Inc. *	134,706	2,337,149
Xeris Biopharma Holdings, Inc. *	304,173	556,637
XOMA Corp. *	16,717	315,115
Y-mAbs Therapeutics, Inc. *	89,490	477,877
Zentalis Pharmaceuticals, Inc. *	135,588	2,218,220
Zevra Therapeutics, Inc. *(a)	79,293	355,233
Zura Bio Ltd., Class A *(a)	27,522	129,353
Zymeworks, Inc. *	125,491	880,947
		405,590,787

Real Estate Management & Development 0.7%
American Realty Investors, Inc. *	3,281	41,177
Anywhere Real Estate, Inc. *	249,257	1,164,030
Compass, Inc., Class A *	696,484	1,379,038
Cushman & Wakefield PLC *	385,624	2,842,049
DigitalBridge Group, Inc.	377,265	5,979,650
Douglas Elliman, Inc.	190,918	337,925
eXp World Holdings, Inc.	166,033	2,203,258
Forestar Group, Inc. *	42,878	1,018,353
FRP Holdings, Inc. *	15,568	837,403
Kennedy-Wilson Holdings, Inc.	278,859	3,588,915
Marcus & Millichap, Inc.	54,900	1,575,630
Maui Land & Pineapple Co., Inc. *	17,243	252,438
Newmark Group, Inc., Class A	317,378	1,799,533
Opendoor Technologies, Inc. *	1,274,879	2,422,270
RE/MAX Holdings, Inc., Class A	39,978	430,163
Redfin Corp. *	249,419	1,162,293
RMR Group, Inc., Class A	35,196	792,614
St. Joe Co.	80,386	3,749,203
Stratus Properties, Inc. *	12,884	330,732
Tejon Ranch Co. *	49,531	768,721
Transcontinental Realty Investors, Inc. *	4,321	131,272
		32,806,667

Semiconductors & Semiconductor Equipment 2.8%
ACM Research, Inc., Class A *	111,539	1,516,930
Aehr Test Systems *	60,098	1,415,909
Alpha & Omega Semiconductor Ltd. *	53,564	1,270,538
Ambarella, Inc. *	87,977	3,958,085
Amkor Technology, Inc.	238,765	4,980,638
Atomera, Inc. *(a)	52,547	336,301
Axcelis Technologies, Inc. *	75,877	9,674,318
CEVA, Inc. *	53,847	924,553
Cohu, Inc. *	108,897	3,282,156
Credo Technology Group Holding Ltd. *	226,259	3,217,403
Diodes, Inc. *	105,207	6,846,872
FormFactor, Inc. *	179,906	6,095,215
Ichor Holdings Ltd. *	66,440	1,611,834
Impinj, Inc. *	53,624	3,464,647
indie Semiconductor, Inc., Class A *	321,740	1,573,309
SECURITY	NUMBER OF SHARES	VALUE ($)
inTEST Corp. *	24,537	317,263
Kulicke & Soffa Industries, Inc.	129,292	5,379,840
MACOM Technology Solutions Holdings, Inc. *	126,569	8,928,177
Maxeon Solar Technologies Ltd. *	67,876	423,546
MaxLinear, Inc. *	174,171	2,647,399
Navitas Semiconductor Corp., Class A *	252,339	1,322,256
NVE Corp.	11,221	763,028
Onto Innovation, Inc. *	114,011	12,811,416
PDF Solutions, Inc. *	71,205	1,889,069
Photronics, Inc. *	141,647	2,600,639
Power Integrations, Inc.	132,248	9,168,754
Rambus, Inc. *	253,849	13,791,616
Semtech Corp. *	149,537	2,087,537
Silicon Laboratories, Inc. *	73,946	6,816,342
SiTime Corp. *	39,984	3,990,403
SkyWater Technology, Inc. *	40,238	198,373
SMART Global Holdings, Inc. *	112,212	1,537,304
Synaptics, Inc. *	91,881	7,686,765
Transphorm, Inc. *	72,625	189,551
Ultra Clean Holdings, Inc. *	103,160	2,461,398
Veeco Instruments, Inc. *	117,943	2,823,555
		138,002,939

Software & Services 6.0%
8x8, Inc. *	269,347	641,046
A10 Networks, Inc.	164,399	1,787,017
ACI Worldwide, Inc. *	251,980	5,132,833
Adeia, Inc.	248,697	2,096,516
Agilysys, Inc. *	46,530	3,991,809
Alarm.com Holdings, Inc. *	111,527	5,702,375
Alkami Technology, Inc. *	91,319	1,639,176
Altair Engineering, Inc., Class A *	125,130	7,773,076
American Software, Inc., Class A	75,403	827,171
Amplitude, Inc., Class A *	156,336	1,557,107
Appfolio, Inc., Class A *	44,710	8,386,255
Appian Corp., Class A *	95,610	3,772,771
Applied Digital Corp. *(a)	157,957	770,830
Asana, Inc., Class A *	185,511	3,426,388
Aurora Innovation, Inc. *	781,249	1,367,186
AvePoint, Inc. *	357,165	2,675,166
BigBear.ai Holdings, Inc. *(a)	77,149	97,979
BigCommerce Holdings, Inc. *	154,976	1,377,737
Bit Digital, Inc. *(a)	165,280	347,088
Blackbaud, Inc. *	101,524	6,639,670
BlackLine, Inc. *	131,216	6,442,706
Box, Inc., Class A *	328,202	8,159,102
Braze, Inc., Class A *	121,971	5,193,525
Brightcove, Inc. *	99,091	305,200
C3.ai, Inc., Class A *(a)	140,532	3,428,981
Cerence, Inc. *	93,954	1,438,436
Cipher Mining, Inc. *(a)	96,211	320,383
Cleanspark, Inc. *	255,093	1,045,881
Clear Secure, Inc., Class A	194,441	3,270,498
CommVault Systems, Inc. *	102,583	6,703,799
Consensus Cloud Solutions, Inc. *	46,066	994,565
CoreCard Corp. *	16,551	353,695
Couchbase, Inc. *	79,633	1,239,089
CS Disco, Inc. *	55,158	309,436
CXApp, Inc. *	4,459	5,485
Digimarc Corp. *(a)	33,002	856,072
Digital Turbine, Inc. *	222,570	1,054,982
DigitalOcean Holdings, Inc. *	147,755	3,023,067
Domo, Inc., Class B *	72,723	593,420
E2open Parent Holdings, Inc. *	391,872	1,132,510
Ebix, Inc.	61,100	372,099
eGain Corp. *	48,556	292,307
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Enfusion, Inc., Class A *	87,124	723,129
EngageSmart, Inc. *	113,091	2,561,511
Envestnet, Inc. *	116,742	4,319,454
Everbridge, Inc. *	94,868	1,955,229
EverCommerce, Inc. *	56,211	538,501
Expensify, Inc., Class A *	126,263	337,122
Fastly, Inc., Class A *	276,352	4,054,084
Freshworks, Inc., Class A *	377,646	6,774,969
Grid Dynamics Holdings, Inc. *	129,610	1,314,245
Hackett Group, Inc.	58,428	1,302,360
Information Services Group, Inc.	80,240	325,774
Instructure Holdings, Inc. *	45,554	1,121,995
Intapp, Inc. *	51,473	1,760,377
InterDigital, Inc.	62,390	4,694,847
Jamf Holding Corp. *	162,267	2,606,008
Kaltura, Inc. *	189,727	326,330
LivePerson, Inc. *	166,390	439,270
LiveRamp Holdings, Inc. *	153,525	4,246,501
LiveVox Holdings, Inc. *	53,042	191,482
Marathon Digital Holdings, Inc. *(a)	397,521	3,502,160
Matterport, Inc. *	579,140	1,181,446
MeridianLink, Inc. *	60,855	999,239
MicroStrategy, Inc., Class A *(a)	25,727	10,892,555
Mitek Systems, Inc. *	100,286	1,071,054
Model N, Inc. *	86,965	2,095,856
N-able, Inc. *	162,985	2,112,286
NextNav, Inc. *(a)	128,776	600,096
Olo, Inc., Class A *	238,965	1,221,111
ON24, Inc.	74,711	459,473
OneSpan, Inc. *	92,711	732,417
PagerDuty, Inc. *	206,998	4,175,150
Perficient, Inc. *	80,038	4,657,411
PowerSchool Holdings, Inc., Class A *	130,261	2,594,799
Progress Software Corp.	101,315	5,205,565
PROS Holdings, Inc. *	104,356	3,250,689
Q2 Holdings, Inc. *	132,673	3,984,170
Qualys, Inc. *	86,597	13,245,011
Rackspace Technology, Inc. *	147,037	179,385
Rapid7, Inc. *	139,819	6,500,185
Red Violet, Inc. *	26,789	530,154
Rimini Street, Inc. *	123,429	267,841
Riot Platforms, Inc. *	396,087	3,873,731
Sapiens International Corp. NV	71,861	1,832,455
SEMrush Holdings, Inc., Class A *	71,636	578,819
SolarWinds Corp. *	118,078	1,087,498
SoundHound AI, Inc., Class A *(a)	320,069	508,910
SoundThinking, Inc. *	22,013	332,176
Sprinklr, Inc., Class A *	239,621	3,256,449
Sprout Social, Inc., Class A *	110,960	4,802,349
SPS Commerce, Inc. *	85,440	13,699,450
Squarespace, Inc., Class A *	103,733	2,947,055
Tenable Holdings, Inc. *	265,793	11,192,543
Terawulf, Inc. *(a)	313,207	347,660
Thoughtworks Holding, Inc. *	213,919	725,185
Tucows, Inc., Class A *	22,699	383,386
Unisys Corp. *	151,967	422,468
Varonis Systems, Inc., Class B *	253,153	8,516,067
Verint Systems, Inc. *	145,300	2,733,093
Veritone, Inc. *(a)	59,872	150,279
Viant Technology, Inc., Class A *	33,212	179,013
Weave Communications, Inc. *	78,122	559,353
Workiva, Inc., Class A *	113,842	9,914,500
Xperi, Inc. *	97,748	829,880
Yext, Inc. *	249,598	1,505,076
Zeta Global Holdings Corp., Class A *	320,466	2,499,635
Zuora, Inc., Class A *	302,514	2,241,629
		290,714,334

SECURITY	NUMBER OF SHARES	VALUE ($)
Technology Hardware & Equipment 4.1%
908 Devices, Inc. *	50,129	297,265
ADTRAN Holdings, Inc.	180,015	1,182,699
Advanced Energy Industries, Inc.	87,574	7,641,707
Aeva Technologies, Inc. *	181,556	90,415
Akoustis Technologies, Inc. *	157,892	80,051
Arlo Technologies, Inc. *	204,896	1,739,567
Aviat Networks, Inc. *	25,313	675,857
Avid Technology, Inc. *	79,429	2,146,172
Badger Meter, Inc.	68,487	9,488,874
Bel Fuse, Inc., Class B	24,209	1,311,644
Belden, Inc.	98,965	7,016,618
Benchmark Electronics, Inc.	82,612	2,000,037
Calix, Inc. *	137,281	4,546,747
Cambium Networks Corp. *	27,989	139,385
Clearfield, Inc. *	30,271	727,109
Climb Global Solutions, Inc.	9,506	422,827
CommScope Holding Co., Inc. *	486,945	720,679
CompoSecure, Inc. *(a)	37,585	226,638
Comtech Telecommunications Corp.	62,916	767,575
Corsair Gaming, Inc. *	85,420	1,092,522
CPI Card Group, Inc. *	9,729	161,015
CTS Corp.	72,771	2,722,363
Daktronics, Inc. *	89,106	857,200
Digi International, Inc. *	81,726	2,057,861
DZS, Inc. *	49,884	63,353
Eastman Kodak Co. *	136,742	508,680
ePlus, Inc. *	61,970	3,873,125
Evolv Technologies Holdings, Inc. *	260,284	1,106,207
Extreme Networks, Inc. *	294,342	6,069,332
Fabrinet *	85,689	13,281,795
FARO Technologies, Inc. *	43,814	563,886
Harmonic, Inc. *	255,244	2,754,083
Immersion Corp.	71,559	457,262
Infinera Corp. *	466,259	1,366,139
Insight Enterprises, Inc. *	66,831	9,576,882
Intevac, Inc. *	58,321	187,210
IonQ, Inc. *(a)	375,179	3,616,726
Iteris, Inc. *	97,633	431,538
Itron, Inc. *	106,046	6,074,315
Kimball Electronics, Inc. *	55,396	1,451,375
Knowles Corp. *	208,484	2,708,207
KVH Industries, Inc. *	42,847	200,524
Lightwave Logic, Inc. *(a)	269,784	1,222,122
Luna Innovations, Inc. *	73,436	417,116
Methode Electronics, Inc.	82,195	1,879,800
MicroVision, Inc. *(a)	408,351	771,783
Mirion Technologies, Inc., Class A *	467,927	3,242,734
Napco Security Technologies, Inc.	73,809	1,355,871
NETGEAR, Inc. *	67,308	850,773
NetScout Systems, Inc. *	158,897	3,468,721
nLight, Inc. *	101,882	848,677
Novanta, Inc. *	83,353	11,007,597
OSI Systems, Inc. *	36,935	3,851,212
PAR Technology Corp. *	62,056	1,811,415
PC Connection, Inc.	26,531	1,421,531
Plexus Corp. *	63,917	6,284,319
Presto Automation, Inc. *	7,273	9,746
Ribbon Communications, Inc. *	210,312	395,387
Richardson Electronics Ltd.	27,359	313,808
Rogers Corp. *	40,362	4,960,086
Sanmina Corp. *	134,430	6,838,454
ScanSource, Inc. *	57,868	1,759,187
SmartRent, Inc. *	426,135	1,026,985
Super Micro Computer, Inc. *	107,972	25,856,055
TTM Technologies, Inc. *	237,197	2,725,394
Turtle Beach Corp. *	36,132	298,089
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Viavi Solutions, Inc. *	513,663	3,996,298
Vishay Intertechnology, Inc.	300,663	6,686,745
Vishay Precision Group, Inc. *	28,778	861,038
Vuzix Corp. *(a)	142,266	462,364
Xerox Holdings Corp.	267,786	3,438,372
		200,465,145

Telecommunication Services 0.6%
Anterix, Inc. *	29,760	907,382
AST SpaceMobile, Inc., Class A *(a)	185,615	614,386
ATN International, Inc.	25,568	791,330
Bandwidth, Inc., Class A *	55,573	589,630
Charge Enterprises, Inc. *	312,226	89,047
Cogent Communications Holdings, Inc.	100,792	6,549,464
Consolidated Communications Holdings, Inc. *	177,117	738,578
EchoStar Corp., Class A *	79,384	1,100,262
Globalstar, Inc. *	1,614,674	2,276,690
Gogo, Inc. *	154,894	1,626,387
IDT Corp., Class B *	36,769	1,031,370
Liberty Latin America Ltd., Class C *	415,937	2,849,168
Lumen Technologies, Inc. *	2,347,907	3,427,944
Ooma, Inc. *	54,517	594,781
Shenandoah Telecommunications Co.	113,077	2,675,402
Spok Holdings, Inc.	42,479	633,362
Telephone & Data Systems, Inc.	229,563	4,175,751
Tingo Group, Inc. *(a)	279,175	218,147
		30,889,081

Transportation 1.4%
Air Transport Services Group, Inc. *	130,984	2,563,357
Allegiant Travel Co.	36,721	2,446,353
ArcBest Corp.	56,167	6,115,463
Blade Air Mobility, Inc. *	142,325	303,152
Costamare, Inc.	113,489	1,024,806
Covenant Logistics Group, Inc., Class A	19,216	758,744
Daseke, Inc. *	92,588	411,091
Eagle Bulk Shipping, Inc. (a)	21,378	872,222
Forward Air Corp.	60,879	3,921,216
Frontier Group Holdings, Inc. *	87,125	295,354
FTAI Infrastructure, Inc.	233,934	715,838
Genco Shipping & Trading Ltd.	97,407	1,282,850
Golden Ocean Group Ltd.	286,863	2,079,757
Hawaiian Holdings, Inc. *	118,142	497,378
Heartland Express, Inc.	109,951	1,282,029
Himalaya Shipping Ltd. *	21,574	97,946
Hub Group, Inc., Class A *	73,164	5,030,025
JetBlue Airways Corp. *	768,692	2,890,282
Joby Aviation, Inc. *(a)	648,832	3,419,345
Marten Transport Ltd.	135,210	2,376,992
Matson, Inc.	83,019	7,226,804
PAM Transportation Services, Inc. *	15,390	265,785
Pangaea Logistics Solutions Ltd.	83,274	482,156
Radiant Logistics, Inc. *	84,440	494,818
RXO, Inc. *	270,531	4,736,998
Safe Bulkers, Inc.	159,863	501,970
SkyWest, Inc. *	102,633	4,328,034
Spirit Airlines, Inc.	255,653	2,934,896
Sun Country Airlines Holdings, Inc. *	87,033	1,133,170
TuSimple Holdings, Inc., Class A *	377,582	404,013
Universal Logistics Holdings, Inc.	15,506	347,024
Werner Enterprises, Inc.	147,514	5,357,708
		66,597,576

SECURITY	NUMBER OF SHARES	VALUE ($)
Utilities 3.0%
ALLETE, Inc.	134,559	7,204,289
Altus Power, Inc., Class A *	146,074	775,653
American States Water Co.	86,372	6,741,335
Artesian Resources Corp., Class A	21,635	850,256
Avista Corp.	175,748	5,569,454
Black Hills Corp.	155,229	7,505,322
Brookfield Infrastructure Corp., Class A	279,066	7,188,740
Cadiz, Inc. *	92,704	280,893
California Water Service Group	134,552	6,549,991
Chesapeake Utilities Corp.	40,741	3,610,060
Consolidated Water Co. Ltd.	35,276	1,041,348
Genie Energy Ltd., Class B	47,050	933,472
Global Water Resources, Inc.	25,957	273,327
MGE Energy, Inc.	84,946	6,084,682
Middlesex Water Co.	40,736	2,587,958
Montauk Renewables, Inc. *	155,833	1,567,680
New Jersey Resources Corp.	226,296	9,183,092
Northwest Natural Holding Co.	83,381	3,060,917
Northwestern Energy Group, Inc.	139,843	6,713,862
ONE Gas, Inc.	128,510	7,762,004
Ormat Technologies, Inc.	124,506	7,662,099
Otter Tail Corp.	96,116	7,395,165
PNM Resources, Inc.	199,602	8,435,181
Portland General Electric Co.	226,148	9,050,443
Pure Cycle Corp. *	44,714	427,466
RGC Resources, Inc.	18,313	286,415
SJW Group	74,419	4,649,699
Southwest Gas Holdings, Inc.	143,828	8,429,759
Spire, Inc.	120,185	6,685,892
Sunnova Energy International, Inc. *(a)	234,742	2,143,194
Unitil Corp.	37,308	1,703,856
York Water Co.	32,972	1,189,300
		143,542,804
Total Common Stocks (Cost $4,356,954,456)		4,857,561,799

RIGHTS 0.0% OF NET ASSETS

Consumer Discretionary Distribution & Retail 0.0%
Lazydays Holdings, Inc. expires 11/14/23 strike USD 6.40 *(a)(b)	52,161	0

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Aduro Biotech, Inc. CVR *(b)	27,867	72,998
Gtx, Inc. CVR *(b)	592	1,214
Jounce Therapeutics, Inc. CVR *(b)	100,774	3,023
Tobira Therapeutics, Inc. CVR *(b)	14,029	67,059
		144,294
Total Rights (Cost $2,055)		144,294
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 1.7% OF NET ASSETS

Money Market Funds 1.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)(d)	82,018,212	82,018,212
Total Short-Term Investments (Cost $82,018,212)		82,018,212
Total Investments in Securities (Cost $4,438,974,723)		4,939,724,305

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 12/15/23	254	21,188,680	(764,354)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $79,372,143.
(b)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
USD —	U.S. Dollar

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$4,159,709,229	$—	$—	$4,159,709,229
Health Care Equipment & Services	292,261,783	—	0 *	292,261,783
Pharmaceuticals, Biotechnology & Life Sciences	405,362,994	—	227,793	405,590,787
Rights[1]
Consumer Discretionary Distribution & Retail	—	—	0 *	0
Pharmaceuticals, Biotechnology & Life Sciences	—	—	144,294	144,294
Short-Term Investments[1]	82,018,212	—	—	82,018,212
Liabilities
Futures Contracts[2]	(764,354)	—	—	(764,354)
Total	$4,938,587,864	$—	$372,087	$4,938,959,951

*	Level 3 amount shown includes securities determined to have no value at October 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $4,438,974,723) including securities on loan of $79,372,143		$4,939,724,305
Cash		11,878,484
Deposit with broker for futures contracts		1,841,400
Receivables:
Fund shares sold		10,186,440
Dividends		1,426,956
Income from securities on loan		433,610
Variation margin on future contracts	+	133,769
Total assets		4,965,624,964

Liabilities
Collateral held for securities on loan		82,018,212
Payables:
Fund shares redeemed		2,083,980
Investments bought		216,539
Investment adviser fees	+	165,284
Total liabilities		84,484,015
Net assets		$4,881,140,949

Net Assets by Source
Capital received from investors		$4,760,040,267
Total distributable earnings	+	121,100,682
Net assets		$4,881,140,949

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,881,140,949		180,858,508		$26.99

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $113,840)		$80,668,796
Interest received from securities - unaffiliated		615,882
Securities on loan, net	+	6,823,878
Total investment income		88,108,556

Expenses
Investment adviser fees		2,148,087
Total expenses	–	2,148,087
Net investment income		85,960,469

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(143,882,700)
Net realized gains on sales of in-kind redemptions - unaffiliated		182,882,581
Net realized losses on futures contracts	+	(3,802,557)
Net realized gains		35,197,324
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(572,275,283)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(1,041,039)
Net change in unrealized appreciation (depreciation)	+	(573,316,322)
Net realized and unrealized losses		(538,118,998)
Decrease in net assets resulting from operations		($452,158,529 )
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$85,960,469	$72,101,489
Net realized gains (losses)		35,197,324	(17,488,993)
Net change in unrealized appreciation (depreciation)	+	(573,316,322)	(1,287,296,553)
Decrease in net assets from operations		($452,158,529 )	($1,232,684,057 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($67,319,807 )	($531,629,821 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		37,521,878	$1,105,017,562	45,597,167	$1,444,544,971
Shares reinvested		1,875,048	53,907,613	12,345,025	436,396,621
Shares redeemed	+	(38,355,459)	(1,130,035,083)	(42,926,031)	(1,331,894,500)
Net transactions in fund shares		1,041,467	$28,890,092	15,016,161	$549,047,092

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		179,817,041	$5,371,729,193	164,800,880	$6,586,995,979
Total increase (decrease)	+	1,041,467	(490,588,244)	15,016,161	(1,215,266,786)
End of period		180,858,508	$4,881,140,949	179,817,041	$5,371,729,193
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$66.82	$81.64	$57.62	$53.42	$48.38
Income (loss) from investment operations:
Net investment income (loss)[1]	1.13	1.05	1.00	1.07	0.99
Net realized and unrealized gains (losses)	4.39	(14.67)	24.10	4.21	5.18
Total from investment operations	5.52	(13.62)	25.10	5.28	6.17
Less distributions:
Distributions from net investment income	(1.05)	(0.96)	(1.08)	(0.94)	(0.90)
Distributions from net realized gains	—	(0.24)	—	(0.14)	(0.23)
Total distributions	(1.05)	(1.20)	(1.08)	(1.08)	(1.13)
Net asset value at end of period	$71.29	$66.82	$81.64	$57.62	$53.42
Total return	8.38%	(16.94%)	44.01%	9.94%	13.37%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03%[2]	0.03%[2]	0.03%	0.03%	0.03%
Net investment income (loss)	1.58%	1.44%	1.37%	1.96%	1.99%
Portfolio turnover rate	2%	2%	3%	4%	3%
Net assets, end of period (x 1,000,000)	$17,787	$16,046	$18,232	$11,487	$10,220

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Automobiles & Components 1.8%
Adient PLC *	40,665	1,370,004
American Axle & Manufacturing Holdings, Inc. *	48,530	327,578
Aptiv PLC *	122,675	10,697,260
Atmus Filtration Technologies, Inc. *(a)	6,861	128,712
Autoliv, Inc.	33,157	3,038,839
BorgWarner, Inc.	103,066	3,803,135
Canoo, Inc. *	143,402	39,306
Cooper-Standard Holdings, Inc. *	8,444	104,874
Dana, Inc.	54,773	628,794
Dorman Products, Inc. *	12,163	756,295
Envirotech Vehicles, Inc. *	9,637	13,203
Faraday Future Intelligent Electric, Inc. *(a)	5,078	5,383
Fisker, Inc. *(a)	77,198	347,391
Ford Motor Co.	1,710,664	16,678,974
Fox Factory Holding Corp. *	18,890	1,538,968
Garrett Motion, Inc. *	66,397	468,763
General Motors Co.	599,024	16,892,477
Gentex Corp.	101,842	2,920,829
Gentherm, Inc. *	14,378	578,283
Goodyear Tire & Rubber Co. *	127,808	1,520,915
Harley-Davidson, Inc.	56,679	1,521,831
Holley, Inc. *	22,922	97,419
LCI Industries	10,934	1,186,230
Lear Corp.	25,374	3,292,530
Lucid Group, Inc. *(a)	386,730	1,593,328
Luminar Technologies, Inc., Class A *(a)	106,930	338,968
Mobileye Global, Inc., Class A *	32,755	1,168,371
Modine Manufacturing Co. *	22,575	891,712
Motorcar Parts of America, Inc. *	7,218	52,114
Mullen Automotive, Inc. *	261,579	69,894
Patrick Industries, Inc.	9,154	687,923
Phinia, Inc.	20,144	521,327
QuantumScape Corp., Class A *	152,156	794,254
Rivian Automotive, Inc., Class A *	289,925	4,702,583
Solid Power, Inc. *	46,229	61,022
Standard Motor Products, Inc.	7,798	272,384
Stoneridge, Inc. *	11,655	189,627
Strattec Security Corp. *	1,500	34,125
Superior Industries International, Inc. *	10,350	28,670
Tesla, Inc. *	1,201,561	241,321,511
Thor Industries, Inc.	23,131	2,033,909
Visteon Corp. *	12,716	1,463,993
Winnebago Industries, Inc.	13,059	756,769
Workhorse Group, Inc. *	79,433	33,132
Worksport Ltd. *(a)	13,921	20,046
XPEL, Inc. *	9,832	455,222
		325,448,877

SECURITY	NUMBER OF SHARES	VALUE ($)
Banks 3.2%
1895 Bancorp of Wisconsin, Inc. *	1,526	9,324
1st Source Corp.	6,934	316,329
ACNB Corp.	3,576	123,050
Affinity Bancshares, Inc. *	1,146	17,018
Amalgamated Financial Corp.	7,518	137,128
Amerant Bancorp, Inc.	10,892	198,561
American National Bankshares, Inc.	4,310	164,470
Ameris Bancorp	27,705	1,033,397
AmeriServ Financial, Inc.	4,001	10,203
Ames National Corp.	4,056	68,628
Arrow Financial Corp.	6,961	148,339
Associated Banc-Corp.	64,229	1,041,152
Atlantic Union Bankshares Corp.	31,642	911,606
Auburn National BanCorp, Inc.	800	16,800
Axos Financial, Inc. *	22,536	811,972
Banc of California, Inc.	23,171	259,747
BancFirst Corp.	6,480	525,593
Bancorp, Inc. *	23,768	847,329
Bank First Corp.	3,759	296,848
Bank of America Corp.	3,008,213	79,236,330
Bank of Hawaii Corp. (a)	16,982	838,741
Bank of Marin Bancorp	6,631	111,401
Bank of the James Financial Group, Inc.	2,744	26,397
Bank OZK	46,860	1,678,057
Bank7 Corp.	2,054	43,011
BankFinancial Corp.	3,213	26,989
BankUnited, Inc.	32,097	700,036
Bankwell Financial Group, Inc.	2,376	58,141
Banner Corp.	14,660	618,799
Bar Harbor Bankshares	5,903	147,693
BayCom Corp.	4,901	97,040
Bayfirst Financial Corp.	784	7,816
BCB Bancorp, Inc.	7,033	72,299
Berkshire Hills Bancorp, Inc.	19,410	380,630
Blue Foundry Bancorp *	9,742	73,552
Blue Ridge Bankshares, Inc.	5,502	17,331
Bogota Financial Corp. *	1,050	7,539
BOK Financial Corp.	12,146	795,806
Bridgewater Bancshares, Inc. *	8,542	82,259
Broadway Financial Corp. *	20,059	15,552
Brookline Bancorp, Inc.	38,717	315,156
Burke & Herbert Financial Services Corp.	2,960	132,401
Business First Bancshares, Inc.	9,475	185,142
Byline Bancorp, Inc.	14,729	279,409
C&F Financial Corp.	1,200	63,192
Cadence Bank	79,900	1,692,282
California BanCorp *	2,455	50,254
Cambridge Bancorp	3,535	189,865
Camden National Corp.	5,912	172,394
Capital Bancorp, Inc.	3,170	64,795
Capital City Bank Group, Inc.	5,558	158,792
Capitol Federal Financial, Inc.	53,473	278,060
Capstar Financial Holdings, Inc.	7,364	111,786
Carter Bankshares, Inc. *	9,825	110,630
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Catalyst Bancorp, Inc. *	1,359	15,017
Cathay General Bancorp	31,365	1,063,587
CB Financial Services, Inc.	2,090	44,141
Central Pacific Financial Corp.	11,311	178,488
Central Valley Community Bancorp	3,998	63,048
CF Bankshares, Inc.	2,505	38,201
Chemung Financial Corp.	1,306	53,912
ChoiceOne Financial Services, Inc.	2,484	46,873
Citigroup, Inc.	837,933	33,089,974
Citizens & Northern Corp.	5,947	107,641
Citizens Community Bancorp, Inc.	3,309	29,185
Citizens Financial Group, Inc.	205,926	4,824,846
Citizens Financial Services, Inc.	1,994	98,603
Citizens Holding Co.	2,977	29,800
City Holding Co.	6,363	577,633
Civista Bancshares, Inc.	5,755	83,908
CNB Financial Corp.	8,219	149,421
Coastal Financial Corp. *	5,270	195,886
Codorus Valley Bancorp, Inc.	4,360	85,543
Colony Bankcorp, Inc.	7,200	71,640
Columbia Banking System, Inc.	93,886	1,846,738
Columbia Financial, Inc. *	14,396	231,776
Comerica, Inc.	56,628	2,231,143
Commerce Bancshares, Inc.	50,412	2,211,070
Community Bank System, Inc.	23,037	920,328
Community Trust Bancorp, Inc.	6,370	239,257
Community West Bancshares	3,580	45,144
ConnectOne Bancorp, Inc.	14,768	240,571
CrossFirst Bankshares, Inc. *	17,616	186,377
Cullen/Frost Bankers, Inc.	27,895	2,538,166
Cullman Bancorp, Inc.	1,374	14,180
Customers Bancorp, Inc. *	12,356	496,835
CVB Financial Corp.	55,973	874,298
Dime Community Bancshares, Inc.	13,235	243,392
Eagle Bancorp Montana, Inc.	2,563	29,961
Eagle Bancorp, Inc.	13,609	265,103
East West Bancorp, Inc.	62,487	3,350,553
Eastern Bankshares, Inc.	67,979	748,449
ECB Bancorp, Inc. *	4,412	44,341
Enterprise Bancorp, Inc.	3,412	89,770
Enterprise Financial Services Corp.	15,939	554,199
Equity Bancshares, Inc., Class A	6,351	153,694
Esquire Financial Holdings, Inc.	3,256	149,125
ESSA Bancorp, Inc.	3,176	52,880
Evans Bancorp, Inc.	2,622	64,816
Farmers & Merchants Bancorp, Inc.	6,004	104,590
Farmers National Banc Corp.	14,833	167,465
FB Financial Corp.	14,601	428,831
Fidelity D&D Bancorp, Inc. (a)	1,779	79,699
Fifth Third Bancorp	296,271	7,024,585
Financial Institutions, Inc.	6,134	97,163
Finward Bancorp	1,806	32,752
Finwise Bancorp *	4,562	38,777
First BanCorp	76,777	1,024,973
First Bancorp, Inc.	3,588	84,067
First Bancorp/Southern Pines NC	17,318	502,568
First Bancshares, Inc.	11,989	290,374
First Bank	9,056	100,159
First Busey Corp.	21,193	420,893
First Business Financial Services, Inc.	2,713	83,289
First Capital, Inc.	1,074	25,776
First Citizens BancShares, Inc., Class A	5,157	7,120,476
First Commonwealth Financial Corp.	43,700	532,266
First Community Bankshares, Inc.	8,451	275,925
First Community Corp.	3,520	62,304
First Financial Bancorp	42,225	781,163
First Financial Bankshares, Inc.	55,700	1,339,585
SECURITY	NUMBER OF SHARES	VALUE ($)
First Financial Corp.	4,167	143,386
First Financial Northwest, Inc.	2,960	32,086
First Foundation, Inc.	23,207	105,360
First Guaranty Bancshares, Inc.	2,887	30,314
First Hawaiian, Inc.	53,985	967,951
First Horizon Corp.	243,323	2,615,722
First Internet Bancorp	3,435	56,231
First Interstate BancSystem, Inc., Class A	37,307	860,672
First Merchants Corp.	25,485	695,995
First Mid Bancshares, Inc.	7,599	207,605
First National Corp.	2,648	50,047
First Northwest Bancorp	3,416	44,374
First of Long Island Corp.	9,603	103,136
First Savings Financial Group, Inc.	2,389	35,357
First Seacoast Bancorp, Inc. *	3,389	22,571
First U.S. Bancshares, Inc.	4,841	41,608
First United Corp.	2,849	46,667
First Western Financial, Inc. *	2,786	37,249
Five Star Bancorp	4,893	95,267
Flushing Financial Corp.	12,108	149,413
FNB Corp.	156,334	1,671,210
FNCB Bancorp, Inc.	8,643	48,747
Franklin Financial Services Corp.	1,992	63,744
FS Bancorp, Inc.	3,171	91,547
Fulton Financial Corp.	71,236	925,356
FVCBankcorp, Inc. *	8,954	97,778
German American Bancorp, Inc.	11,788	322,166
Glacier Bancorp, Inc.	47,813	1,443,474
Great Southern Bancorp, Inc.	4,013	199,526
Greene County Bancorp, Inc.	3,212	76,124
Guaranty Bancshares, Inc.	3,536	100,882
Hancock Whitney Corp.	37,529	1,292,123
Hanmi Financial Corp.	13,522	198,503
HarborOne Bancorp, Inc.	18,808	185,071
Hawthorn Bancshares, Inc.	2,065	36,034
HBT Financial, Inc.	5,821	104,778
Heartland Financial USA, Inc.	15,796	432,810
Heritage Commerce Corp.	26,186	214,201
Heritage Financial Corp.	14,372	233,832
Hilltop Holdings, Inc.	19,849	548,229
Hingham Institution For Savings	707	105,046
HMN Financial, Inc.	2,233	40,641
Home Bancorp, Inc.	3,387	116,072
Home BancShares, Inc.	80,550	1,647,248
HomeStreet, Inc.	8,389	40,519
HomeTrust Bancshares, Inc.	6,363	131,141
Hope Bancorp, Inc.	50,215	439,883
Horizon Bancorp, Inc.	16,744	158,901
Huntington Bancshares, Inc.	628,985	6,069,705
IF Bancorp, Inc.	584	8,176
Independent Bank Corp.	19,247	939,254
Independent Bank Corp.	9,444	188,408
Independent Bank Group, Inc.	15,071	532,760
International Bancshares Corp.	22,759	997,527
Investar Holding Corp.	3,333	31,597
John Marshall Bancorp, Inc.	4,443	81,662
JPMorgan Chase & Co.	1,264,529	175,845,403
Kearny Financial Corp.	30,246	209,907
KeyCorp	410,880	4,199,194
Lakeland Bancorp, Inc.	27,779	313,347
Lakeland Financial Corp.	10,817	532,737
Landmark Bancorp, Inc.	1,978	33,013
LCNB Corp.	4,732	66,201
LINKBANCORP, Inc.	5,773	36,081
Live Oak Bancshares, Inc.	14,105	406,929
Luther Burbank Corp.	2,989	24,330
M&T Bank Corp.	72,092	8,128,373
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Macatawa Bank Corp.	10,493	95,801
Magyar Bancorp, Inc.	1,051	9,459
MainStreet Bancshares, Inc.	3,000	57,840
Mercantile Bank Corp.	5,802	191,118
Meridian Corp.	3,846	38,460
Metrocity Bankshares, Inc.	7,678	153,867
Metropolitan Bank Holding Corp. *	4,799	155,536
Mid Penn Bancorp, Inc.	5,597	106,679
Middlefield Banc Corp.	3,452	88,026
Midland States Bancorp, Inc.	8,785	191,689
MidWestOne Financial Group, Inc.	5,792	115,377
MVB Financial Corp.	4,605	90,488
National Bank Holdings Corp., Class A	15,969	497,913
National Bankshares, Inc.	2,506	58,891
NBT Bancorp, Inc.	20,149	674,387
New York Community Bancorp, Inc.	319,185	3,025,878
Nicolet Bankshares, Inc.	5,917	430,876
Northeast Bank	3,001	143,268
Northeast Community Bancorp, Inc.	5,675	86,487
Northfield Bancorp, Inc.	18,804	161,714
Northrim BanCorp, Inc.	2,596	108,279
Northwest Bancshares, Inc.	54,295	565,754
Norwood Financial Corp.	3,060	78,367
NSTS Bancorp, Inc. *	1,610	13,862
Oak Valley Bancorp	3,707	92,490
OceanFirst Financial Corp.	25,110	317,893
OFG Bancorp	20,123	596,043
Ohio Valley Banc Corp.	1,400	33,460
Old National Bancorp	130,974	1,794,344
Old Point Financial Corp.	1,643	25,582
Old Second Bancorp, Inc.	17,372	235,564
OP Bancorp	5,203	43,965
Orange County Bancorp, Inc.	1,662	73,294
Origin Bancorp, Inc.	12,052	356,619
Orrstown Financial Services, Inc.	4,595	97,000
Pacific Premier Bancorp, Inc.	40,415	767,885
PacWest Bancorp	49,961	353,724
Park National Corp.	6,164	624,968
Parke Bancorp, Inc.	4,518	76,083
Partners Bancorp	5,380	39,005
Pathfinder Bancorp, Inc.	593	7,602
Pathward Financial, Inc.	11,847	536,551
PB Bankshares, Inc. *	2,277	26,527
PCB Bancorp	4,081	62,766
Peapack-Gladstone Financial Corp.	6,657	155,574
Penns Woods Bancorp, Inc.	2,250	47,430
Peoples Bancorp of North Carolina, Inc.	1,896	42,660
Peoples Bancorp, Inc.	13,377	368,938
Peoples Financial Services Corp.	2,693	105,593
Pinnacle Financial Partners, Inc.	34,143	2,129,157
Pioneer Bancorp, Inc. *	2,717	22,279
Plumas Bancorp	2,267	77,418
PNC Financial Services Group, Inc.	173,550	19,866,269
Ponce Financial Group, Inc. *	10,983	85,448
Popular, Inc.	32,118	2,088,955
Preferred Bank	5,696	339,311
Premier Financial Corp.	14,638	253,969
Primis Financial Corp.	10,278	96,202
Princeton Bancorp, Inc.	1,590	47,700
Prosperity Bancshares, Inc.	41,003	2,236,304
Provident Bancorp, Inc. *	6,035	58,540
Provident Financial Holdings, Inc.	3,562	42,566
Provident Financial Services, Inc.	32,096	450,949
QCR Holdings, Inc.	7,130	338,319
RBB Bancorp	6,055	70,056
Red River Bancshares, Inc.	1,974	91,752
SECURITY	NUMBER OF SHARES	VALUE ($)
Regions Financial Corp.	407,797	5,925,290
Renasant Corp.	23,632	576,384
Republic Bancorp, Inc., Class A	3,781	167,082
Richmond Mutual BanCorp, Inc.	4,348	42,654
Riverview Bancorp, Inc.	6,215	33,250
S&T Bancorp, Inc.	16,257	418,780
Sandy Spring Bancorp, Inc.	19,518	399,143
SB Financial Group, Inc.	3,301	46,115
Seacoast Banking Corp. of Florida	37,995	767,879
ServisFirst Bancshares, Inc.	20,812	981,494
Shore Bancshares, Inc.	11,833	121,407
Sierra Bancorp	5,854	103,030
Simmons First National Corp., Class A	54,646	776,520
SmartFinancial, Inc.	6,197	129,207
Sound Financial Bancorp, Inc.	596	21,873
South Plains Financial, Inc.	5,663	151,882
Southern California Bancorp *	11,392	153,222
Southern First Bancshares, Inc. *	2,967	80,109
Southern Missouri Bancorp, Inc.	4,045	163,620
Southern States Bancshares, Inc.	2,910	67,570
Southside Bancshares, Inc.	12,464	332,789
SouthState Corp.	33,092	2,187,381
Stellar Bancorp, Inc.	19,486	423,626
Sterling Bancorp, Inc. *	9,738	53,949
Stock Yards Bancorp, Inc.	13,389	523,644
Summit Financial Group, Inc.	6,235	134,053
Summit State Bank	1,071	13,655
Synovus Financial Corp.	63,167	1,646,764
TC Bancshares, Inc.	3,005	40,297
Territorial Bancorp, Inc.	4,386	33,860
Texas Capital Bancshares, Inc. *	20,746	1,142,275
Third Coast Bancshares, Inc. *	6,287	97,511
Timberland Bancorp, Inc.	3,571	100,666
Tompkins Financial Corp.	5,291	264,973
Towne Bank	28,315	677,861
TriCo Bancshares	14,278	461,893
Triumph Financial, Inc.	9,395	584,839
Truist Financial Corp.	581,019	16,477,699
TrustCo Bank Corp.	7,608	194,232
Trustmark Corp.	26,268	528,249
U.S. Bancorp	678,819	21,640,750
UMB Financial Corp.	18,535	1,162,515
Union Bankshares, Inc.	2,125	57,354
United Bancorp, Inc.	3,371	34,013
United Bankshares, Inc.	60,481	1,720,080
United Community Banks, Inc.	53,201	1,175,210
United Security Bancshares	6,461	50,202
Unity Bancorp, Inc.	2,383	57,335
Univest Financial Corp.	12,810	213,415
USCB Financial Holdings, Inc. *	5,422	58,232
Valley National Bancorp	191,195	1,487,497
Veritex Holdings, Inc.	23,608	406,530
Virginia National Bankshares Corp.	2,256	69,327
WaFd, Inc.	28,038	691,978
Washington Trust Bancorp, Inc.	7,375	171,026
Webster Financial Corp.	75,290	2,858,761
Wells Fargo & Co.	1,592,051	63,315,868
WesBanco, Inc.	25,094	612,043
West BanCorp, Inc.	6,294	103,410
Westamerica BanCorp	11,683	551,905
Western Alliance Bancorp	48,934	2,011,187
Western New England Bancorp, Inc.	10,349	74,202
William Penn Bancorp	4,788	58,318
Wintrust Financial Corp.	27,248	2,035,153
WSFS Financial Corp.	26,068	922,807
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Zions Bancorp NA	63,860	1,970,081
		573,888,161

Capital Goods 6.3%
374Water, Inc. *	24,532	42,195
3D Systems Corp. *	57,208	213,386
3M Co.	240,189	21,845,190
A O Smith Corp.	54,738	3,818,523
AAON, Inc.	29,344	1,598,661
AAR Corp. *	14,100	836,976
Acuity Brands, Inc.	13,602	2,203,116
Advanced Drainage Systems, Inc.	30,043	3,209,494
AECOM	60,036	4,595,756
AeroVironment, Inc. *	10,943	1,254,724
AerSale Corp. *	13,422	205,222
AGCO Corp.	27,408	3,142,601
AgEagle Aerial Systems, Inc. *	81,955	8,351
Air Lease Corp., Class A	44,479	1,540,308
Alamo Group, Inc.	4,523	725,037
Albany International Corp., Class A	13,181	1,075,701
Allegion PLC	38,575	3,794,237
Allient, Inc.	6,061	167,284
Allison Transmission Holdings, Inc.	39,327	1,982,867
Alpha Pro Tech Ltd. *	5,970	23,880
Alta Equipment Group, Inc.	10,115	92,957
Ameresco, Inc., Class A *	14,647	383,019
American Superconductor Corp. *	15,966	100,027
American Woodmark Corp. *	7,275	489,098
AMETEK, Inc.	100,390	14,131,900
Amprius Technologies, Inc. *(a)	6,864	19,974
API Group Corp. *	90,411	2,338,933
Apogee Enterprises, Inc.	9,815	421,260
Applied Industrial Technologies, Inc.	16,678	2,560,240
Archer Aviation, Inc., Class A *(a)	64,194	304,922
Arcosa, Inc.	21,785	1,504,690
Argan, Inc.	5,730	262,090
Armstrong World Industries, Inc.	19,307	1,465,208
Array Technologies, Inc. *	60,932	1,055,952
Astec Industries, Inc.	9,833	393,713
Astra Space, Inc. *	7,403	5,914
Astronics Corp. *	12,013	184,159
Atkore, Inc. *	16,714	2,077,216
Axon Enterprise, Inc. *	30,521	6,241,239
AZEK Co., Inc., Class A *	64,846	1,698,965
AZZ, Inc.	11,203	529,566
Babcock & Wilcox Enterprises, Inc. *	30,009	78,924
Barnes Group, Inc.	21,513	447,255
Beacon Roofing Supply, Inc. *	23,620	1,681,035
Beam Global *(a)	3,328	18,237
Blink Charging Co. *(a)	21,494	51,156
Bloom Energy Corp., Class A *	91,759	954,294
Blue Bird Corp. *	7,221	131,494
BlueLinx Holdings, Inc. *	3,850	273,774
Boeing Co. *	246,725	46,093,165
Boise Cascade Co.	16,895	1,583,906
Bowman Consulting Group Ltd., Class A *	3,474	92,304
Broadwind, Inc. *	7,298	19,121
Builders FirstSource, Inc. *	54,165	5,877,986
BWX Technologies, Inc.	40,184	2,984,868
Cadre Holdings, Inc.	6,467	181,399
Carlisle Cos., Inc.	21,626	5,494,950
Carrier Global Corp.	364,880	17,390,181
Caterpillar, Inc.	221,979	50,178,353
ChargePoint Holdings, Inc. *(a)	132,752	337,190
Chart Industries, Inc. *	18,137	2,108,064
CNH Industrial NV	425,011	4,666,621
SECURITY	NUMBER OF SHARES	VALUE ($)
Columbus McKinnon Corp.	11,948	365,250
Comfort Systems USA, Inc.	15,740	2,862,319
Commercial Vehicle Group, Inc. *	13,417	93,516
Concrete Pumping Holdings, Inc. *	9,442	66,377
Construction Partners, Inc., Class A *	19,811	761,733
Core & Main, Inc., Class A *	45,606	1,371,828
CPI Aerostructures, Inc. *	9,173	27,712
Crane Co.	21,790	2,120,821
CSW Industrials, Inc.	6,682	1,184,451
Cummins, Inc.	61,832	13,374,262
Curtiss-Wright Corp.	16,857	3,351,340
Custom Truck One Source, Inc. *	24,214	139,715
Deere & Co.	118,647	43,348,868
Desktop Metal, Inc., Class A *(a)	101,606	88,031
Distribution Solutions Group, Inc. *	4,920	148,338
Donaldson Co., Inc.	53,496	3,084,579
Douglas Dynamics, Inc.	10,577	256,810
Dover Corp.	60,693	7,887,055
Ducommun, Inc. *	6,692	320,145
DXP Enterprises, Inc. *	6,811	222,039
Dycom Industries, Inc. *	12,629	1,075,738
Eastern Co.	1,809	29,396
Eaton Corp. PLC	173,617	36,096,710
EMCOR Group, Inc.	20,265	4,187,762
Emerson Electric Co.	248,896	22,144,277
Encore Wire Corp.	7,565	1,352,849
Energy Recovery, Inc. *	23,814	361,973
Energy Vault Holdings, Inc. *(a)	35,879	72,117
Enerpac Tool Group Corp., Class A	24,176	684,181
EnerSys	17,485	1,496,366
Enovix Corp. *(a)	58,328	519,702
EnPro Industries, Inc.	8,888	987,101
Eos Energy Enterprises, Inc. *	51,020	89,795
Esab Corp.	24,750	1,566,675
ESCO Technologies, Inc.	10,984	1,067,864
Eve Holding, Inc. *	13,706	102,795
EVI Industries, Inc.	2,765	71,143
Fastenal Co.	249,285	14,543,287
Federal Signal Corp.	27,302	1,584,608
Ferguson PLC	88,645	13,314,479
Flowserve Corp.	56,151	2,061,865
Fluence Energy, Inc. *	15,762	272,998
Fluor Corp. *	63,458	2,112,517
Flux Power Holdings, Inc. *	3,973	12,992
Fortive Corp.	153,743	10,036,343
Fortune Brands Innovations, Inc.	55,721	3,109,232
Franklin Electric Co., Inc.	17,679	1,533,123
FreightCar America, Inc. *	5,033	13,287
FTAI Aviation Ltd.	42,202	1,587,217
FTC Solar, Inc. *	19,667	21,044
FuelCell Energy, Inc. *(a)	175,423	191,211
Gates Industrial Corp. PLC *	62,527	682,795
GATX Corp.	15,221	1,591,812
Gencor Industries, Inc. *	3,418	48,536
Generac Holdings, Inc. *	27,474	2,309,739
General Dynamics Corp.	98,612	23,796,062
General Electric Co.	473,587	51,445,756
Gibraltar Industries, Inc. *	13,337	811,690
Global Industrial Co.	6,777	216,525
GMS, Inc. *	17,591	1,028,722
Gorman-Rupp Co.	9,748	288,053
Graco, Inc.	73,526	5,466,658
GrafTech International Ltd.	82,134	283,362
Graham Corp. *	4,043	63,030
Granite Construction, Inc.	18,734	758,352
Great Lakes Dredge & Dock Corp. *	30,154	229,170
Greenbrier Cos., Inc.	15,526	537,044
Griffon Corp.	17,893	714,646
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
H&E Equipment Services, Inc.	14,463	588,933
Hayward Holdings, Inc. *	54,969	577,175
HEICO Corp.	43,936	6,959,902
Helios Technologies, Inc.	13,876	717,667
Herc Holdings, Inc.	12,367	1,320,672
Hexcel Corp.	37,494	2,321,628
Hillenbrand, Inc.	29,737	1,130,898
Hillman Solutions Corp. *	86,449	567,105
Honeywell International, Inc.	288,910	52,945,647
Howmet Aerospace, Inc.	169,951	7,494,839
Hubbell, Inc., Class B	23,307	6,295,221
Hudson Technologies, Inc. *	17,443	224,666
Huntington Ingalls Industries, Inc.	17,184	3,777,387
Hurco Cos., Inc.	3,214	64,280
Hydrofarm Holdings Group, Inc. *	27,153	27,110
Hyliion Holdings Corp. *	54,325	32,394
Hyster-Yale Materials Handling, Inc.	4,451	178,085
Hyzon Motors, Inc. *	59,135	46,125
Ideal Power, Inc. *	3,471	25,928
IDEX Corp.	32,770	6,272,506
IES Holdings, Inc. *	3,807	236,910
Illinois Tool Works, Inc.	119,737	26,835,456
Ingersoll Rand, Inc.	176,692	10,721,671
INNOVATE Corp. *	23,119	28,205
Innovative Solutions & Support, Inc. *	6,865	50,046
Insteel Industries, Inc.	8,973	250,436
Intuitive Machines, Inc. *	4,780	14,292
ITT, Inc.	35,365	3,301,323
Janus International Group, Inc. *	42,467	397,491
JELD-WEN Holding, Inc. *	35,262	399,518
John Bean Technologies Corp.	13,560	1,410,511
Johnson Controls International PLC	296,219	14,520,655
Kadant, Inc.	5,113	1,124,860
Kaman Corp.	12,339	229,629
Karat Packaging, Inc.	3,014	62,179
Kennametal, Inc.	34,295	792,557
Kratos Defense & Security Solutions, Inc. *	54,273	925,355
KULR Technology Group, Inc. *	32,998	9,546
L B Foster Co., Class A *	5,290	103,790
L3Harris Technologies, Inc.	82,382	14,780,155
Lennox International, Inc.	13,796	5,111,970
Leonardo DRS, Inc. *	21,532	410,615
Limbach Holdings, Inc. *	4,683	139,553
Lincoln Electric Holdings, Inc.	25,229	4,410,029
Lindsay Corp.	4,679	584,501
Lockheed Martin Corp.	97,526	44,339,221
LS Starrett Co., Class A *	2,865	28,851
LSI Industries, Inc.	12,912	192,131
Luxfer Holdings PLC	12,212	100,993
Manitex International, Inc. *	9,465	37,955
Manitowoc Co., Inc. *	15,925	203,840
Markforged Holding Corp. *	47,003	30,373
Masco Corp.	98,158	5,113,050
Masonite International Corp. *	9,341	739,247
MasTec, Inc. *	25,998	1,545,321
Masterbrand, Inc. *	54,311	603,395
Matrix Service Co. *	10,847	126,368
Mayville Engineering Co., Inc. *	3,327	40,223
McGrath RentCorp	10,367	1,042,920
MDU Resources Group, Inc.	87,691	1,631,930
Mega Matrix Corp. *	24,173	17,376
Mercury Systems, Inc. *	22,496	809,406
Microvast Holdings, Inc. *	86,292	106,139
Middleby Corp. *	22,968	2,592,398
Miller Industries, Inc.	5,104	185,632
Momentus, Inc., Class A *(a)	1,099	3,901
Moog, Inc., Class A	12,101	1,404,321
SECURITY	NUMBER OF SHARES	VALUE ($)
MRC Global, Inc. *	35,400	372,054
MSC Industrial Direct Co., Inc., Class A	21,058	1,995,246
Mueller Industries, Inc.	49,884	1,881,126
Mueller Water Products, Inc., Class A	66,450	821,987
MYR Group, Inc. *	7,153	828,532
National Presto Industries, Inc.	2,215	165,571
Nauticus Robotics, Inc. *(a)	9,395	17,851
NeoVolta, Inc. *(a)	12,964	27,484
Net Power, Inc. *(a)	11,532	152,453
NEXTracker, Inc., Class A *	21,934	762,426
Nikola Corp. *(a)	326,966	353,123
NN, Inc. *	28,401	51,122
Nordson Corp.	23,479	4,991,401
Northrop Grumman Corp.	61,885	29,174,446
Northwest Pipe Co. *	4,286	116,836
NOW, Inc. *	46,130	508,353
NuScale Power Corp. *(a)	18,303	61,864
nVent Electric PLC	72,676	3,497,896
Ocean Power Technologies, Inc. *	48,625	14,490
Omega Flex, Inc.	1,422	103,906
Optex Systems Holdings, Inc. *	1,633	6,369
Orion Energy Systems, Inc. *	16,987	16,987
Orion Group Holdings, Inc. *	16,674	80,035
Oshkosh Corp.	28,150	2,469,600
Otis Worldwide Corp.	179,552	13,863,210
Owens Corning	38,859	4,405,445
PACCAR, Inc.	227,081	18,740,995
Park Aerospace Corp.	8,310	121,991
Parker-Hannifin Corp.	55,826	20,594,770
Park-Ohio Holdings Corp.	3,931	89,155
Pentair PLC	72,070	4,188,708
Perma-Pipe International Holdings, Inc. *	3,363	22,229
PGT Innovations, Inc. *	25,562	765,326
Plug Power, Inc. *(a)	232,674	1,370,450
Powell Industries, Inc.	4,127	316,335
Preformed Line Products Co.	1,284	173,789
Primoris Services Corp.	23,266	699,376
Proto Labs, Inc. *	11,556	272,837
Quanex Building Products Corp.	14,804	397,487
Quanta Services, Inc.	63,076	10,541,261
RBC Bearings, Inc. *	12,479	2,743,383
Redwire Corp. *(a)	10,290	27,577
Regal Rexnord Corp.	28,905	3,422,641
Resideo Technologies, Inc. *	63,274	916,208
REV Group, Inc.	13,601	193,678
Rocket Lab USA, Inc. *	115,703	489,424
Rockwell Automation, Inc.	49,860	13,103,707
RTX Corp.	633,340	51,547,543
Rush Enterprises, Inc., Class A	27,445	976,493
Rush Enterprises, Inc., Class B	4,245	171,668
Sarcos Technology & Robotics Corp. *	16,115	8,222
Sensata Technologies Holding PLC	65,693	2,094,293
SES AI Corp. *	59,899	108,417
Shoals Technologies Group, Inc., Class A *	72,821	1,118,531
Shyft Group, Inc.	13,268	145,683
Simpson Manufacturing Co., Inc.	18,782	2,501,387
SiteOne Landscape Supply, Inc. *	19,687	2,712,278
SKYX Platforms Corp. *	16,813	26,733
Snap-on, Inc.	23,067	5,949,902
Southland Holdings, Inc. *(a)	4,155	26,177
Spirit AeroSystems Holdings, Inc., Class A *	44,832	1,013,203
SPX Technologies, Inc. *	19,627	1,572,515
Standex International Corp.	5,059	726,321
Stanley Black & Decker, Inc.	66,959	5,694,863
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Stem, Inc. *(a)	64,349	217,500
Sterling Infrastructure, Inc. *	13,007	947,560
SunPower Corp. *(a)	35,778	152,772
Sunrun, Inc. *	92,678	894,343
Sunworks, Inc. *	17,256	5,872
Symbotic, Inc. *(a)	6,367	216,669
Taylor Devices, Inc. *	2,017	44,661
TechPrecision Corp. *	4,478	32,376
Tecnoglass, Inc.	8,161	266,701
Tennant Co.	8,134	603,705
Terex Corp.	29,185	1,336,673
Terran Orbital Corp. *(a)	23,493	18,769
Textron, Inc.	85,830	6,523,080
Thermon Group Holdings, Inc. *	14,491	386,765
Timken Co.	28,359	1,960,174
Titan International, Inc. *	20,997	238,526
Titan Machinery, Inc. *	8,199	203,663
Toro Co.	45,758	3,699,077
TPI Composites, Inc. *	19,088	44,093
Trane Technologies PLC	99,143	18,867,904
Transcat, Inc. *	2,965	266,909
TransDigm Group, Inc. *	24,037	19,904,799
Trex Co., Inc. *	48,094	2,703,364
Trinity Industries, Inc.	34,521	719,072
Triumph Group, Inc. *	38,079	284,069
Tutor Perini Corp. *	18,907	136,319
Twin Disc, Inc. *	5,599	76,930
UFP Industries, Inc.	26,688	2,539,897
Ultralife Corp. *	6,691	49,647
United Rentals, Inc.	29,616	12,032,092
Urban-Gro, Inc. *	4,382	5,916
V2X, Inc. *	4,770	243,604
Valmont Industries, Inc.	9,070	1,785,974
Velo3D, Inc. *(a)	23,266	30,711
Veritiv Corp.	5,972	1,011,717
Vertiv Holdings Co., Class A	151,898	5,965,034
Vicor Corp. *	9,399	364,117
Virgin Galactic Holdings, Inc. *	152,772	226,103
VirTra, Inc. *	3,586	16,962
Wabash National Corp.	19,725	408,110
Watsco, Inc.	14,687	5,124,147
Watts Water Technologies, Inc., Class A	11,711	2,026,120
WESCO International, Inc.	19,326	2,477,593
Westinghouse Air Brake Technologies Corp.	78,117	8,281,964
Westwater Resources, Inc. *	34,475	20,685
Willis Lease Finance Corp. *	1,159	51,784
WillScot Mobile Mini Holdings Corp. *	85,819	3,382,127
Woodward, Inc.	26,487	3,302,929
WW Grainger, Inc.	19,344	14,117,832
Xometry, Inc., Class A *	18,299	266,250
Xylem, Inc.	104,792	9,802,244
Zurn Elkay Water Solutions Corp.	61,936	1,638,827
		1,120,401,128

Commercial & Professional Services 1.7%
ABM Industries, Inc.	28,429	1,118,397
ACCO Brands Corp.	38,516	194,891
Acme United Corp.	1,454	48,709
ACV Auctions, Inc., Class A *	61,272	816,756
Alight, Inc., Class A *	157,521	1,045,939
Aqua Metals, Inc. *	23,651	19,455
ARC Document Solutions, Inc.	19,042	52,937
Aris Water Solutions, Inc., Class A	14,973	125,025
ASGN, Inc. *	21,209	1,770,103
Asure Software, Inc. *	7,413	62,714
SECURITY	NUMBER OF SHARES	VALUE ($)
Automatic Data Processing, Inc.	179,268	39,119,863
Barrett Business Services, Inc.	3,084	282,063
BGSF, Inc.	6,465	59,931
Blacksky Technology, Inc. *(a)	43,595	51,878
Booz Allen Hamilton Holding Corp., Class A	56,756	6,806,747
Brady Corp., Class A	19,596	1,008,410
BrightView Holdings, Inc. *	19,228	129,597
Brink's Co.	19,911	1,331,249
Broadridge Financial Solutions, Inc.	51,511	8,789,837
CACI International, Inc., Class A *	9,806	3,184,597
Casella Waste Systems, Inc., Class A *	25,307	1,909,413
CBIZ, Inc. *	21,058	1,094,174
CECO Environmental Corp. *	12,430	201,117
Ceridian HCM Holding, Inc. *	67,657	4,330,725
Cimpress PLC *	8,208	489,771
Cintas Corp.	37,692	19,114,367
Clarivate PLC *	188,317	1,201,462
Clean Harbors, Inc. *	21,609	3,320,655
Concentrix Corp.	18,956	1,444,637
Conduent, Inc. *	68,566	218,726
Copart, Inc. *	378,220	16,460,134
CoreCivic, Inc. *	49,662	630,707
CRA International, Inc.	2,904	282,007
CSG Systems International, Inc.	12,935	606,134
Deluxe Corp.	19,740	336,567
DLH Holdings Corp. *	3,968	54,282
Driven Brands Holdings, Inc. *	23,892	271,891
Dun & Bradstreet Holdings, Inc.	103,398	905,766
Ennis, Inc.	10,401	222,165
Enviri Corp. *	34,248	196,584
Equifax, Inc.	53,157	9,013,832
ExlService Holdings, Inc. *	71,740	1,873,131
Exponent, Inc.	22,633	1,658,773
First Advantage Corp.	24,470	318,355
FiscalNote Holdings, Inc. *	31,549	41,960
Forrester Research, Inc. *	4,414	102,405
Franklin Covey Co. *	5,263	207,415
FTI Consulting, Inc. *	14,805	3,142,509
GEE Group, Inc. *	66,522	35,722
Genpact Ltd.	72,608	2,435,272
GEO Group, Inc. *	52,634	460,021
Healthcare Services Group, Inc.	33,424	317,528
Heidrick & Struggles International, Inc.	8,008	194,915
HireQuest, Inc.	1,724	26,274
HireRight Holdings Corp. *	8,556	78,801
HNI Corp.	20,010	694,147
Hudson Global, Inc. *	1,522	22,328
Huron Consulting Group, Inc. *	8,075	802,332
ICF International, Inc.	7,219	914,864
Innodata, Inc. *	11,159	83,693
Insperity, Inc.	15,439	1,634,064
Interface, Inc., Class A	23,118	205,519
Jacobs Solutions, Inc.	55,086	7,342,964
KBR, Inc.	59,922	3,484,464
Kelly Services, Inc., Class A	14,539	259,521
Kforce, Inc.	8,111	495,095
Knightscope, Inc., Class A *	18,211	12,047
Korn Ferry	22,604	1,028,934
LanzaTech Global, Inc. *(a)	41,157	144,873
Legalzoom.com, Inc. *	49,739	495,898
Leidos Holdings, Inc.	60,041	5,951,264
Liquidity Services, Inc. *	10,485	202,046
ManpowerGroup, Inc.	21,518	1,505,614
Mastech Digital, Inc. *	3,073	26,889
Matthews International Corp., Class A	12,972	459,728
Maximus, Inc.	26,071	1,948,025
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
MillerKnoll, Inc.	32,897	773,080
Mistras Group, Inc. *	7,028	38,443
Montrose Environmental Group, Inc. *	11,954	276,376
MSA Safety, Inc.	16,258	2,566,813
NL Industries, Inc.	5,834	29,053
NV5 Global, Inc. *	5,244	494,771
Odyssey Marine Exploration, Inc., Class B *	9,740	36,135
OPENLANE, Inc. *	46,068	618,693
Parsons Corp. *	17,738	1,003,084
Paychex, Inc.	139,758	15,520,126
Paycom Software, Inc.	21,568	5,283,513
Paycor HCM, Inc. *	29,019	626,230
Paylocity Holding Corp. *	18,726	3,359,444
Performant Financial Corp. *	24,843	57,884
Perma-Fix Environmental Services, Inc. *	5,410	50,313
Pitney Bowes, Inc.	72,387	233,810
Planet Labs PBC *	85,241	184,121
Quad/Graphics, Inc. *	10,911	53,355
Quest Resource Holding Corp. *	7,972	57,797
RB Global, Inc.	79,590	5,205,186
RCM Technologies, Inc. *	3,160	62,631
Republic Services, Inc., Class A	89,657	13,313,168
Resources Connection, Inc.	13,566	182,734
Robert Half, Inc.	46,821	3,500,806
Rollins, Inc.	121,743	4,578,754
Science Applications International Corp.	23,132	2,526,940
SP Plus Corp. *	8,590	434,053
Spire Global, Inc. *	4,765	17,297
SS&C Technologies Holdings, Inc.	94,298	4,738,475
Steel Connect, Inc. *	3,096	28,205
Steelcase, Inc., Class A	41,203	449,525
Stericycle, Inc. *	39,698	1,637,146
Sterling Check Corp. *	9,867	110,313
TaskUS, Inc., Class A *	10,367	96,206
Team, Inc. *	2,284	19,117
Tetra Tech, Inc.	23,354	3,524,352
TransUnion	83,988	3,685,393
TriNet Group, Inc. *	14,527	1,492,649
TrueBlue, Inc. *	14,017	155,168
TTEC Holdings, Inc.	8,462	174,148
UniFirst Corp.	6,373	1,047,912
Upwork, Inc. *	54,356	568,020
Veralto Corp. *	94,939	6,550,791
Verisk Analytics, Inc., Class A	63,096	14,345,507
Verra Mobility Corp., Class A *	74,041	1,463,791
Vestis Corp. *	56,611	865,582
Viad Corp. *	9,565	231,760
VSE Corp.	6,424	345,611
Waste Management, Inc.	160,391	26,357,053
Where Food Comes From, Inc. *	1,066	14,391
Willdan Group, Inc. *	5,928	104,570
		296,021,899

Consumer Discretionary Distribution & Retail 5.2%
1-800-Flowers.com, Inc., Class A *	11,856	89,039
1stdibs.com, Inc. *	9,755	41,069
Aaron's Co., Inc.	12,845	95,181
Abercrombie & Fitch Co., Class A *	21,705	1,320,098
Academy Sports & Outdoors, Inc.	33,236	1,490,302
Advance Auto Parts, Inc.	26,209	1,363,654
Amazon.com, Inc. *	3,950,249	525,738,639
AMCON Distributing Co.	430	84,280
American Eagle Outfitters, Inc.	79,500	1,388,865
America's Car-Mart, Inc. *	2,651	177,564
SECURITY	NUMBER OF SHARES	VALUE ($)
Arhaus, Inc. *	18,293	157,686
Arko Corp.	30,423	229,694
Asbury Automotive Group, Inc. *	8,789	1,681,951
AutoNation, Inc. *	11,624	1,512,050
AutoZone, Inc. *	7,908	19,589,144
BARK, Inc. *	57,147	61,147
Barnes & Noble Education, Inc. *	11,885	12,123
Bath & Body Works, Inc.	100,703	2,985,844
Best Buy Co., Inc.	84,547	5,649,431
Big 5 Sporting Goods Corp. (a)	12,375	87,367
Big Lots, Inc.	11,917	54,342
Boot Barn Holdings, Inc. *	12,699	882,580
Brilliant Earth Group, Inc., Class A *	4,000	11,640
Buckle, Inc.	12,881	434,991
Build-A-Bear Workshop, Inc.	4,907	121,694
Burlington Stores, Inc. *	28,439	3,441,972
Caleres, Inc.	14,963	382,754
Camping World Holdings, Inc., Class A	17,775	297,731
CarMax, Inc. *	69,113	4,222,113
CarParts.com, Inc. *	19,856	56,192
Carvana Co., Class A *(a)	41,777	1,127,979
Cato Corp., Class A	7,948	56,669
Chewy, Inc., Class A *	50,757	981,133
Chico's FAS, Inc. *	51,645	386,305
Children's Place, Inc. *	5,140	140,682
Citi Trends, Inc. *	3,328	80,205
Container Store Group, Inc. *	14,357	26,560
ContextLogic, Inc., Class A *(a)	9,687	37,973
Designer Brands, Inc., Class A	22,662	229,113
Destination XL Group, Inc. *	23,026	95,788
Dick's Sporting Goods, Inc.	27,007	2,888,399
Dillard's, Inc., Class A	1,388	430,905
Duluth Holdings, Inc., Class B *	5,930	29,828
eBay, Inc.	231,533	9,083,040
Envela Corp. *	4,047	15,864
Etsy, Inc. *	54,215	3,377,594
EVgo, Inc., Class A *	53,220	109,899
Express, Inc. *(a)	2,375	21,137
Five Below, Inc. *	24,340	4,234,673
Floor & Decor Holdings, Inc., Class A *	46,494	3,831,106
Foot Locker, Inc.	33,338	699,765
GameStop Corp., Class A *(a)	116,868	1,609,272
Gap, Inc.	90,320	1,156,096
Genesco, Inc. *	5,301	145,300
Genuine Parts Co.	60,750	7,828,245
Group 1 Automotive, Inc.	6,053	1,527,353
Groupon, Inc., Class A *(a)	10,000	127,900
Grove Collaborative Holdings *(a)	30,520	48,832
GrowGeneration Corp. *	25,514	52,049
Guess?, Inc.	12,378	266,127
Haverty Furniture Cos., Inc.	5,993	156,118
Hibbett, Inc.	5,232	241,038
Home Depot, Inc.	437,471	124,543,619
J Jill, Inc. *	1,560	44,694
Kirkland's, Inc. *(a)	6,028	9,645
Kohl's Corp.	47,586	1,073,064
Lands' End, Inc. *	4,426	27,795
Lazydays Holdings, Inc. *	5,770	36,409
Leslie's, Inc. *	81,713	403,662
Lithia Motors, Inc., Class A	12,151	2,943,094
LKQ Corp.	116,291	5,107,501
LL Flooring Holdings, Inc. *	17,182	55,670
Lowe's Cos., Inc.	254,979	48,591,348
Macy's, Inc.	117,487	1,430,992
MarineMax, Inc. *	9,973	273,061
Monro, Inc.	13,330	330,851
Murphy USA, Inc.	8,746	3,172,087
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
National Vision Holdings, Inc. *	33,045	513,519
Nordstrom, Inc.	41,618	581,820
ODP Corp. *	14,773	663,603
Ollie's Bargain Outlet Holdings, Inc. *	26,937	2,080,614
OneWater Marine, Inc., Class A *	4,282	96,902
O'Reilly Automotive, Inc. *	26,283	24,454,754
Overstock.com, Inc. *	19,472	303,763
Penske Automotive Group, Inc.	8,480	1,213,318
Petco Health & Wellness Co., Inc., Class A *	33,512	115,951
PetMed Express, Inc.	10,374	71,477
Pool Corp.	16,980	5,361,775
RealReal, Inc. *	43,796	60,001
Rent the Runway, Inc., Class A *	22,080	11,855
Revolve Group, Inc. *	18,087	248,696
RH *	6,720	1,464,691
Ross Stores, Inc.	148,150	17,180,955
RumbleON, Inc., Class B *(a)	6,108	38,908
Sally Beauty Holdings, Inc. *	44,879	381,471
Savers Value Village, Inc. *	10,670	159,730
Shoe Carnival, Inc.	7,662	175,307
Signet Jewelers Ltd.	19,313	1,348,627
Sleep Number Corp. *	9,204	149,749
Sonic Automotive, Inc., Class A	6,954	332,749
Sportsman's Warehouse Holdings, Inc. *	14,642	74,528
Stitch Fix, Inc., Class A *	35,867	117,644
Tandy Leather Factory, Inc. *	3,329	13,982
ThredUp, Inc., Class A *	31,702	102,080
Tile Shop Holdings, Inc. *	15,152	83,184
Tilly's, Inc., Class A *	9,759	79,048
TJX Cos., Inc.	500,070	44,041,165
Tractor Supply Co.	47,495	9,145,637
Ulta Beauty, Inc. *	21,587	8,231,339
Upbound Group, Inc.	18,453	480,885
Urban Outfitters, Inc. *	25,860	895,273
Valvoline, Inc.	59,821	1,774,889
Victoria's Secret & Co. *	34,060	608,993
Vroom, Inc. *	52,000	42,120
Warby Parker, Inc., Class A *	32,957	427,782
Wayfair, Inc., Class A *	39,254	1,672,613
Weyco Group, Inc.	3,125	90,375
Williams-Sonoma, Inc.	27,838	4,182,381
Winmark Corp.	1,169	471,481
Zumiez, Inc. *	6,961	114,369
		932,407,579

Consumer Durables & Apparel 1.2%
Acushnet Holdings Corp.	13,529	689,438
Allbirds, Inc., Class A *	39,597	34,243
American Outdoor Brands, Inc. *	6,310	56,033
AMMO, Inc. *	41,078	119,537
Aterian, Inc. *	39,259	10,800
Bassett Furniture Industries, Inc.	4,101	63,114
Beazer Homes USA, Inc. *	12,137	293,594
Brunswick Corp.	30,217	2,099,175
Capri Holdings Ltd. *	50,432	2,581,110
Carter's, Inc.	16,335	1,097,059
Cavco Industries, Inc. *	3,534	881,768
Century Communities, Inc.	12,516	769,734
Clarus Corp.	11,806	68,357
Columbia Sportswear Co.	15,285	1,128,033
Cricut, Inc., Class A (a)	21,338	182,013
Crocs, Inc. *	26,530	2,369,660
Crown Crafts, Inc.	5,621	23,664
Culp, Inc. *	2,586	14,145
Deckers Outdoor Corp. *	11,484	6,856,637
SECURITY	NUMBER OF SHARES	VALUE ($)
Delta Apparel, Inc. *	1,907	15,962
DR Horton, Inc.	132,730	13,857,012
Dream Finders Homes, Inc., Class A *	8,602	169,373
Escalade, Inc.	3,803	64,803
Ethan Allen Interiors, Inc.	10,573	277,647
Figs, Inc., Class A *	52,953	291,771
Flexsteel Industries, Inc.	2,656	51,287
Fossil Group, Inc. *	19,967	31,149
Funko, Inc., Class A *	14,201	109,490
Garmin Ltd.	66,621	6,830,651
G-III Apparel Group Ltd. *	17,626	450,344
GoPro, Inc., Class A *	54,737	137,390
Green Brick Partners, Inc. *	11,324	438,239
Hamilton Beach Brands Holding Co., Class A	3,706	45,658
Hanesbrands, Inc.	148,070	620,413
Hasbro, Inc.	56,075	2,531,786
Helen of Troy Ltd. *	10,307	1,013,384
Hooker Furnishings Corp.	5,571	93,147
Hovnanian Enterprises, Inc., Class A *	2,021	140,419
Installed Building Products, Inc.	10,180	1,136,801
iRobot Corp. *	11,608	382,251
JAKKS Pacific, Inc. *	2,200	36,894
Johnson Outdoors, Inc., Class A	2,681	127,482
KB Home	34,561	1,527,596
Kontoor Brands, Inc.	21,676	1,006,850
Lakeland Industries, Inc.	3,608	52,713
Landsea Homes Corp. *	6,542	48,672
Latham Group, Inc. *	20,641	47,268
La-Z-Boy, Inc.	19,021	556,174
Legacy Housing Corp. *	4,652	86,109
Leggett & Platt, Inc.	57,945	1,357,651
Lennar Corp., Class A	115,352	12,305,751
Levi Strauss & Co., Class A	43,160	589,997
LGI Homes, Inc. *	9,067	856,922
Lifetime Brands, Inc.	5,690	30,385
Live Ventures, Inc. *	537	14,870
Lovesac Co. *	6,938	114,199
Lululemon Athletica, Inc. *	50,423	19,840,442
M/I Homes, Inc. *	11,942	980,080
Malibu Boats, Inc., Class A *	8,904	388,392
Marine Products Corp.	5,165	50,307
MasterCraft Boat Holdings, Inc. *	7,841	160,270
Mattel, Inc. *	156,329	2,982,757
MDC Holdings, Inc.	25,745	977,023
Meritage Homes Corp.	15,753	1,796,157
Mohawk Industries, Inc. *	22,924	1,842,631
Movado Group, Inc.	6,936	193,237
Newell Brands, Inc.	169,930	1,141,930
NIKE, Inc., Class B	533,068	54,783,398
NVR, Inc. *	1,412	7,642,619
Oxford Industries, Inc.	6,214	524,462
Peloton Interactive, Inc., Class A *	145,342	691,828
Polaris, Inc.	23,112	1,997,339
PulteGroup, Inc.	95,014	6,992,080
Purple Innovation, Inc., Class A	27,507	26,682
PVH Corp.	26,860	1,997,041
Ralph Lauren Corp., Class A	17,382	1,955,996
Rocky Brands, Inc.	2,880	35,366
Skechers USA, Inc., Class A *	59,269	2,857,951
Skyline Champion Corp. *	22,950	1,345,559
Smith & Wesson Brands, Inc.	20,549	302,687
Snap One Holdings Corp. *	8,443	63,238
Solo Brands, Inc., Class A *	14,864	57,226
Sonos, Inc. *	54,410	586,540
Steven Madden Ltd.	30,191	989,963
Sturm Ruger & Co., Inc.	7,968	441,029
Superior Group of Cos., Inc.	5,398	43,184
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tapestry, Inc.	102,456	2,823,687
Taylor Morrison Home Corp., Class A *	46,849	1,795,254
Tempur Sealy International, Inc.	73,834	2,948,192
Toll Brothers, Inc.	47,297	3,344,371
TopBuild Corp. *	13,942	3,189,372
Topgolf Callaway Brands Corp. *	60,859	743,697
Traeger, Inc. *	23,917	62,902
Tri Pointe Homes, Inc. *	43,323	1,085,674
Tupperware Brands Corp. *(a)	19,817	40,427
Under Armour, Inc., Class A *	168,301	1,152,862
Unifi, Inc. *	5,875	39,480
United Homes Group, Inc. *	3,328	22,298
Universal Electronics, Inc. *	5,590	43,882
Vera Bradley, Inc. *	11,087	81,157
VF Corp.	142,246	2,095,284
Vista Outdoor, Inc. *	23,977	602,302
Vizio Holding Corp., Class A *	45,618	232,196
VOXX International Corp., Class A *	5,522	50,637
Whirlpool Corp.	23,591	2,466,675
Wolverine World Wide, Inc.	33,611	270,569
YETI Holdings, Inc. *	38,879	1,653,135
Yunhong Green CTI Ltd. *	20,213	55,788
		205,273,879

Consumer Services 2.3%
Accel Entertainment, Inc., Class A *	23,774	234,174
ADT, Inc.	94,955	537,445
Adtalem Global Education, Inc. *	18,725	969,955
Airbnb, Inc., Class A *	185,627	21,957,818
American Public Education, Inc. *	19,174	79,956
Aramark	113,223	3,049,095
Bally's Corp. *	11,844	108,017
Beachbody Co., Inc. *	60,569	12,592
Biglari Holdings, Inc., Class B *	514	75,954
BJ's Restaurants, Inc. *	10,196	262,241
Bloomin' Brands, Inc.	36,977	863,043
Bluegreen Vacations Holding Corp., Class A	4,616	154,682
Booking Holdings, Inc. *	15,531	43,324,656
Bowlero Corp. *(a)	23,768	239,819
Boyd Gaming Corp.	30,860	1,705,015
Bright Horizons Family Solutions, Inc. *	24,905	1,844,464
Brinker International, Inc. *	18,764	636,475
Caesars Entertainment, Inc. *	94,159	3,756,003
Canterbury Park Holding Corp.	1,452	28,677
Carnival Corp. *	436,703	5,004,616
Carriage Services, Inc., Class A	5,752	124,243
Carrols Restaurant Group, Inc. *	16,994	97,716
Cava Group, Inc. *(a)	6,946	219,424
Century Casinos, Inc. *	13,792	60,409
Cheesecake Factory, Inc.	20,167	626,589
Chegg, Inc. *	50,436	379,783
Chipotle Mexican Grill, Inc., Class A *	12,017	23,339,417
Choice Hotels International, Inc.	10,607	1,172,074
Churchill Downs, Inc.	29,675	3,259,502
Chuy's Holdings, Inc. *	8,171	275,036
Coursera, Inc. *	45,455	788,190
Cracker Barrel Old Country Store, Inc.	9,479	629,026
Darden Restaurants, Inc.	52,761	7,678,308
Dave & Buster's Entertainment, Inc. *	14,984	523,541
Denny's Corp. *	24,016	207,018
Dine Brands Global, Inc.	6,725	331,475
Domino's Pizza, Inc.	15,212	5,156,716
DoorDash, Inc., Class A *	130,239	9,761,413
DraftKings, Inc., Class A *	201,278	5,559,298
Duolingo, Inc. *	15,396	2,248,586
SECURITY	NUMBER OF SHARES	VALUE ($)
Dutch Bros, Inc., Class A *(a)	22,574	549,451
El Pollo Loco Holdings, Inc. *	9,086	75,868
European Wax Center, Inc., Class A *	14,659	216,513
Everi Holdings, Inc. *	38,486	415,264
Expedia Group, Inc. *	59,896	5,707,490
First Watch Restaurant Group, Inc. *	10,809	180,618
Flanigan's Enterprises, Inc.	25	710
Frontdoor, Inc. *	35,506	1,027,189
Full House Resorts, Inc. *	15,255	57,206
GAN Ltd. *	31,476	27,589
Global Business Travel Group I *(a)	25,286	124,660
Golden Entertainment, Inc.	9,398	294,721
Graham Holdings Co., Class B	1,610	931,739
Grand Canyon Education, Inc. *	12,940	1,531,190
H&R Block, Inc.	65,821	2,701,952
Hall of Fame Resort & Entertainment Co. *(a)	3,097	8,114
Hilton Grand Vacations, Inc. *	32,843	1,180,706
Hilton Worldwide Holdings, Inc.	113,962	17,268,662
Hyatt Hotels Corp., Class A	19,972	2,045,932
Inspirato, Inc. *	1,919	8,407
Inspired Entertainment, Inc. *	10,938	109,161
Jack in the Box, Inc.	8,973	566,914
Krispy Kreme, Inc.	37,458	484,332
Kura Sushi USA, Inc., Class A *	2,156	123,194
Las Vegas Sands Corp.	142,732	6,774,061
Laureate Education, Inc.	58,971	833,850
Life Time Group Holdings, Inc. *	24,073	284,543
Light & Wonder, Inc. *	40,135	2,934,270
Lincoln Educational Services Corp. *	10,639	90,964
Lindblad Expeditions Holdings, Inc. *	13,166	81,893
Marriott International, Inc., Class A	109,068	20,565,862
Marriott Vacations Worldwide Corp.	14,742	1,324,716
McDonald's Corp.	317,108	83,136,204
MGM Resorts International *	121,984	4,259,681
Mister Car Wash, Inc. *	34,014	176,873
Monarch Casino & Resort, Inc.	5,776	347,657
Mondee Holdings, Inc., Class A *(a)	17,472	64,472
Nathan's Famous, Inc.	1,235	80,843
Nerdy, Inc. *	26,826	82,624
Noodles & Co., Class A *	16,309	34,738
Norwegian Cruise Line Holdings Ltd. *	187,915	2,555,644
ONE Group Hospitality, Inc. *	12,060	53,185
OneSpaWorld Holdings Ltd. *	40,012	419,326
Papa John's International, Inc.	14,323	931,282
Penn Entertainment, Inc. *	66,091	1,303,975
Perdoceo Education Corp.	27,838	503,589
Planet Fitness, Inc., Class A *	36,462	2,015,255
Playa Hotels & Resorts NV *	52,884	382,351
PlayAGS, Inc. *	10,629	75,891
Portillo's, Inc., Class A *	18,362	274,512
Potbelly Corp. *	11,690	102,872
Rave Restaurant Group, Inc. *	45,012	100,827
RCI Hospitality Holdings, Inc.	3,668	199,943
Red Robin Gourmet Burgers, Inc. *	6,715	54,324
Red Rock Resorts, Inc., Class A	21,179	837,630
Regis Corp. *	32,822	19,168
Rover Group, Inc., Class A *	43,669	281,665
Royal Caribbean Cruises Ltd. *	102,307	8,668,472
Rush Street Interactive, Inc. *	31,726	113,262
Sabre Corp. *	140,098	490,343
SeaWorld Entertainment, Inc. *	16,942	729,861
Service Corp. International	64,904	3,532,076
Shake Shack, Inc., Class A *	15,960	894,398
Six Flags Entertainment Corp. *	32,321	643,188
Soho House & Co., Inc. *	16,810	121,032
Starbucks Corp.	498,400	45,972,416
Strategic Education, Inc.	9,508	782,604
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Stride, Inc. *	17,428	958,191
Sweetgreen, Inc., Class A *	40,339	416,702
Target Hospitality Corp. *	10,745	147,529
Texas Roadhouse, Inc., Class A	28,666	2,910,746
Travel & Leisure Co.	32,601	1,109,412
Udemy, Inc. *	40,027	357,441
Universal Technical Institute, Inc. *	13,710	119,688
Vail Resorts, Inc.	16,774	3,560,282
Wendy's Co.	72,028	1,369,973
Wingstop, Inc.	12,885	2,354,992
WW International, Inc. *	36,376	284,460
Wyndham Hotels & Resorts, Inc.	36,885	2,670,474
Wynn Resorts Ltd.	42,144	3,699,400
Xponential Fitness, Inc., Class A *	9,583	136,749
Yum! Brands, Inc.	121,929	14,736,339
		410,884,763

Consumer Staples Distribution & Retail 1.8%
Albertsons Cos., Inc., Class A	173,997	3,775,735
Andersons, Inc.	13,831	693,348
BJ's Wholesale Club Holdings, Inc. *	59,170	4,030,660
Casey's General Stores, Inc.	16,398	4,458,780
Chefs' Warehouse, Inc. *	14,908	283,699
Costco Wholesale Corp.	192,828	106,525,900
Dollar General Corp.	95,325	11,347,488
Dollar Tree, Inc. *	90,836	10,090,971
Grocery Outlet Holding Corp. *	43,207	1,195,538
HF Foods Group, Inc. *	16,494	66,636
Ingles Markets, Inc., Class A	6,246	501,054
Kroger Co.	288,055	13,069,055
Natural Grocers by Vitamin Cottage, Inc.	4,452	55,962
Performance Food Group Co. *	68,528	3,958,177
PriceSmart, Inc.	10,701	668,706
SpartanNash Co.	15,368	345,626
Sprouts Farmers Market, Inc. *	44,197	1,857,158
Sysco Corp.	219,413	14,588,770
Target Corp.	200,644	22,229,349
U.S. Foods Holding Corp. *	99,403	3,870,753
United Natural Foods, Inc. *	25,620	373,540
Village Super Market, Inc., Class A	2,371	58,018
Walgreens Boots Alliance, Inc.	311,926	6,575,400
Walmart, Inc.	621,021	101,481,042
Weis Markets, Inc.	7,027	457,458
		312,558,823

Energy 4.6%
Adams Resources & Energy, Inc.	794	25,281
Aemetis, Inc. *(a)	14,199	67,303
American Resources Corp. *	38,760	56,590
Amplify Energy Corp. *	16,372	113,785
Antero Midstream Corp.	151,508	1,869,609
Antero Resources Corp. *	122,833	3,616,204
APA Corp.	134,006	5,322,718
Archrock, Inc.	57,597	729,754
Atlas Energy Solutions, Inc., Class A	7,382	134,426
Baker Hughes Co., Class A	437,961	15,074,618
Berry Corp.	27,783	231,988
Bristow Group, Inc. *	9,727	254,264
Cactus, Inc., Class A	29,031	1,362,715
California Resources Corp.	28,025	1,473,835
Callon Petroleum Co. *	24,841	927,811
Centrus Energy Corp., Class A *	5,939	315,183
ChampionX Corp.	85,479	2,632,753
Cheniere Energy, Inc.	104,824	17,444,810
Chesapeake Energy Corp.	48,686	4,190,891
SECURITY	NUMBER OF SHARES	VALUE ($)
Chevron Corp.	772,036	112,508,806
Chord Energy Corp.	17,735	2,931,950
Civitas Resources, Inc.	37,086	2,797,397
Clean Energy Fuels Corp. *	78,451	273,794
CNX Resources Corp. *	70,699	1,535,582
Comstock Resources, Inc.	38,848	489,485
Comstock, Inc. *	59,927	25,169
ConocoPhillips	521,066	61,902,641
CONSOL Energy, Inc.	12,540	1,152,301
Core Laboratories, Inc.	20,776	445,022
Coterra Energy, Inc.	329,576	9,063,340
Crescent Energy Co., Class A	31,190	379,894
CVR Energy, Inc.	11,947	391,264
Delek U.S. Holdings, Inc.	25,894	682,307
Denbury, Inc. *	22,601	2,009,003
Devon Energy Corp.	278,458	12,967,789
Diamond Offshore Drilling, Inc. *	43,981	545,804
Diamondback Energy, Inc.	77,932	12,494,058
DMC Global, Inc. *	8,614	163,235
Dorian LPG Ltd.	14,057	449,402
Dril-Quip, Inc. *	14,876	322,214
DTE Midstream LLC.	41,697	2,250,387
Earthstone Energy, Inc., Class A *	27,723	586,896
Empire Petroleum Corp. *	3,665	30,639
Enviva, Inc.	18,962	68,642
EOG Resources, Inc.	253,360	31,986,700
Epsilon Energy Ltd.	5,425	30,977
EQT Corp.	157,219	6,662,941
Equitrans Midstream Corp.	186,653	1,655,612
Evolution Petroleum Corp.	15,426	99,189
Excelerate Energy, Inc., Class A	7,154	101,730
Expro Group Holdings NV *	37,621	592,531
Exxon Mobil Corp.	1,741,915	184,381,703
Forum Energy Technologies, Inc. *	4,222	91,913
Geospace Technologies Corp. *	3,725	44,663
Gevo, Inc. *	101,823	108,951
Granite Ridge Resources, Inc.	7,482	46,089
Green Plains, Inc. *	25,362	745,136
Gulf Island Fabrication, Inc. *	6,007	23,668
Gulfport Energy Corp. *	4,553	562,796
Hallador Energy Co. *	10,747	150,243
Halliburton Co.	391,947	15,419,195
Helix Energy Solutions Group, Inc. *	60,683	594,693
Helmerich & Payne, Inc.	44,341	1,754,573
Hess Corp.	120,247	17,363,667
HF Sinclair Corp.	63,057	3,492,097
HighPeak Energy, Inc. (a)	5,507	97,529
Houston American Energy Corp. *(a)	4,107	7,885
Independence Contract Drilling, Inc. *(a)	7,301	19,494
International Seaways, Inc.	15,418	741,452
Kinder Morgan, Inc.	841,128	13,626,274
Kinetik Holdings, Inc., Class A	7,389	261,866
KLX Energy Services Holdings, Inc. *(a)	8,329	85,622
Kodiak Gas Services, Inc. *	7,753	133,274
Kosmos Energy Ltd. *	198,763	1,439,044
Liberty Energy, Inc., Class A	69,697	1,373,031
Lightbridge Corp. *	5,562	23,917
Magnolia Oil & Gas Corp., Class A	80,926	1,816,789
Mammoth Energy Services, Inc. *	10,739	43,493
Marathon Oil Corp.	262,178	7,160,081
Marathon Petroleum Corp.	173,985	26,315,231
Matador Resources Co.	48,163	2,971,175
Murphy Oil Corp.	64,788	2,907,038
Nabors Industries Ltd. *	3,829	373,864
NACCO Industries, Inc., Class A	1,966	67,925
Natural Gas Services Group, Inc. *	4,213	61,847
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
New Fortress Energy, Inc.	28,877	874,973
Newpark Resources, Inc. *	32,811	227,052
NextDecade Corp. *	29,505	129,527
Nine Energy Service, Inc. *	5,821	20,490
Noble Corp. PLC	47,096	2,198,912
Northern Oil & Gas, Inc.	39,270	1,505,612
NOV, Inc.	169,189	3,377,012
Occidental Petroleum Corp.	289,079	17,867,973
Oceaneering International, Inc. *	43,414	954,674
Oil States International, Inc. *	29,052	210,918
ONEOK, Inc.	253,848	16,550,890
OPAL Fuels, Inc., Class A *	5,715	32,918
Overseas Shipholding Group, Inc., Class A *	30,088	147,130
Ovintiv, Inc.	110,028	5,281,344
Par Pacific Holdings, Inc. *	23,654	776,324
Patterson-UTI Energy, Inc.	136,150	1,729,105
PBF Energy, Inc., Class A	47,059	2,236,714
Peabody Energy Corp.	49,804	1,174,876
Permian Resources Corp., Class A	120,393	1,754,126
Phillips 66	193,814	22,108,363
PHX Minerals, Inc.	18,580	64,287
Pioneer Natural Resources Co.	101,447	24,245,834
PrimeEnergy Resources Corp. *	362	38,705
Profire Energy, Inc. *	27,669	51,188
ProFrac Holding Corp., Class A *	13,542	127,566
ProPetro Holding Corp. *	39,887	418,016
Range Resources Corp.	105,890	3,795,098
Ranger Energy Services, Inc.	5,075	58,921
REX American Resources Corp. *	6,150	233,762
Riley Exploration Permian, Inc.	1,796	56,843
Ring Energy, Inc. *	11,664	20,295
RPC, Inc.	36,343	302,374
SandRidge Energy, Inc.	12,685	201,057
Schlumberger NV	618,403	34,420,311
SEACOR Marine Holdings, Inc. *	10,252	142,093
Select Water Solutions, Inc.	33,094	246,219
SilverBow Resources, Inc. *	5,751	196,109
Sitio Royalties Corp., Class A	35,149	868,883
SM Energy Co.	52,363	2,111,276
Smart Sand, Inc. *	17,439	36,099
Solaris Oilfield Infrastructure, Inc., Class A	15,678	144,865
Southwestern Energy Co. *	483,892	3,450,150
Talos Energy, Inc. *	46,507	720,859
Targa Resources Corp.	97,176	8,124,885
TechnipFMC PLC	189,399	4,075,866
Tellurian, Inc. *(a)	286,293	197,542
TETRA Technologies, Inc. *	48,733	230,994
Texas Pacific Land Corp.	2,702	4,987,757
Tidewater, Inc. *	20,662	1,412,248
Transocean Ltd. *	293,473	1,942,791
U.S. Silica Holdings, Inc. *	33,313	402,088
Uranium Energy Corp. *	167,322	995,566
VAALCO Energy, Inc.	43,433	194,146
Valaris Ltd. *	27,793	1,835,450
Valero Energy Corp.	153,753	19,526,631
Vertex Energy, Inc. *	44,352	191,157
Vital Energy, Inc. *	7,911	395,866
Vitesse Energy, Inc.	10,573	250,474
W&T Offshore, Inc. *	41,992	174,267
Weatherford International PLC *	31,356	2,918,930
Williams Cos., Inc.	530,180	18,238,192
World Kinect Corp.	27,459	507,992
		825,460,042

SECURITY	NUMBER OF SHARES	VALUE ($)
Equity Real Estate Investment Trusts (REITs) 2.6%
Acadia Realty Trust	40,417	578,771
Agree Realty Corp.	42,077	2,353,787
Alexander & Baldwin, Inc.	30,000	474,000
Alexander's, Inc.	964	181,222
Alexandria Real Estate Equities, Inc.	67,546	6,290,559
Alpine Income Property Trust, Inc.	4,623	71,194
American Assets Trust, Inc.	21,772	386,453
American Homes 4 Rent, Class A	139,525	4,568,049
American Tower Corp.	202,839	36,143,881
Americold Realty Trust, Inc.	110,384	2,894,269
Apartment Income REIT Corp.	66,082	1,930,255
Apartment Investment & Management Co., Class A *	64,227	376,370
Apple Hospitality REIT, Inc.	95,824	1,502,520
Armada Hoffler Properties, Inc.	28,123	280,105
Ashford Hospitality Trust, Inc. *	12,463	26,297
AvalonBay Communities, Inc.	61,891	10,257,814
Bluerock Homes Trust, Inc. *	1,536	21,013
Boston Properties, Inc.	62,879	3,368,428
Braemar Hotels & Resorts, Inc.	24,766	64,887
Brandywine Realty Trust	80,539	301,216
Brixmor Property Group, Inc.	133,490	2,775,257
Broadstone Net Lease, Inc.	80,962	1,145,612
BRT Apartments Corp.	5,530	89,752
Camden Property Trust	46,606	3,955,917
CareTrust REIT, Inc.	42,114	906,293
CBL & Associates Properties, Inc.	10,443	216,483
Centerspace	6,268	304,499
Chatham Lodging Trust	21,672	200,466
City Office REIT, Inc.	16,407	62,511
Clipper Realty, Inc.	5,283	25,094
Community Healthcare Trust, Inc.	10,035	287,703
COPT Defense Properties	47,650	1,086,420
Cousins Properties, Inc.	66,079	1,180,832
Creative Media & Community Trust Corp.	3,238	12,952
Crown Castle, Inc.	188,636	17,539,375
CTO Realty Growth, Inc.	7,821	126,622
CubeSmart	96,770	3,298,889
DiamondRock Hospitality Co.	88,294	682,513
Digital Realty Trust, Inc.	132,057	16,422,609
Diversified Healthcare Trust	100,000	207,000
Douglas Emmett, Inc.	73,469	823,588
Easterly Government Properties, Inc., Class A	42,425	456,493
EastGroup Properties, Inc.	19,938	3,254,879
Elme Communities	40,011	510,540
Empire State Realty Trust, Inc., Class A	58,131	470,280
EPR Properties	32,596	1,391,849
Equinix, Inc.	40,713	29,705,833
Equity Commonwealth	45,821	867,850
Equity LifeStyle Properties, Inc.	80,968	5,327,694
Equity Residential	149,692	8,282,458
Essential Properties Realty Trust, Inc.	69,415	1,523,659
Essex Property Trust, Inc.	27,940	5,976,925
Extra Space Storage, Inc.	91,920	9,521,993
Farmland Partners, Inc.	21,207	220,977
Federal Realty Investment Trust	31,529	2,875,130
First Industrial Realty Trust, Inc.	56,614	2,394,772
Four Corners Property Trust, Inc.	38,002	809,443
Franklin Street Properties Corp., Class C	36,290	63,145
Gaming & Leisure Properties, Inc.	115,079	5,223,436
Getty Realty Corp.	19,661	523,376
Gladstone Commercial Corp.	16,360	195,502
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Gladstone Land Corp.	14,746	201,430
Global Medical REIT, Inc.	26,096	225,991
Global Net Lease, Inc.	84,810	673,391
Global Self Storage, Inc.	1,987	8,981
Healthcare Realty Trust, Inc., Class A	163,781	2,350,257
Healthpeak Properties, Inc.	239,295	3,721,037
Hersha Hospitality Trust, Class A	15,131	150,100
Highwoods Properties, Inc.	45,436	812,850
Host Hotels & Resorts, Inc.	307,528	4,760,533
Hudson Pacific Properties, Inc.	56,547	252,200
Independence Realty Trust, Inc.	96,227	1,192,253
Industrial Logistics Properties Trust	24,875	62,188
Innovative Industrial Properties, Inc.	11,890	854,059
InvenTrust Properties Corp.	29,223	733,497
Invitation Homes, Inc.	249,134	7,396,788
Iron Mountain, Inc.	126,567	7,476,313
JBG SMITH Properties	40,899	526,370
Kilroy Realty Corp.	45,921	1,312,422
Kimco Realty Corp.	270,529	4,853,290
Kite Realty Group Trust	94,845	2,022,095
Lamar Advertising Co., Class A	38,423	3,161,060
LTC Properties, Inc.	17,442	551,342
LXP Industrial Trust	127,057	1,005,021
Macerich Co.	90,884	883,393
Medical Properties Trust, Inc.	257,579	1,231,228
Mid-America Apartment Communities, Inc.	50,705	5,990,796
Modiv Industrial, Inc., Class C	3,196	49,123
National Health Investors, Inc.	18,522	926,841
National Storage Affiliates Trust	35,246	1,005,216
NETSTREIT Corp.	27,995	398,929
New Century Financial Corp. *(b)	3,600	0
NexPoint Diversified Real Estate Trust	15,273	120,351
NexPoint Residential Trust, Inc.	9,644	260,292
NNN REIT, Inc.	78,944	2,868,036
Office Properties Income Trust	20,035	89,957
Omega Healthcare Investors, Inc.	106,528	3,526,077
One Liberty Properties, Inc.	6,163	113,399
Orion Office REIT, Inc.	24,022	114,825
Outfront Media, Inc.	61,918	604,320
Paramount Group, Inc.	73,678	315,342
Park Hotels & Resorts, Inc.	92,416	1,065,557
Peakstone Realty Trust	15,426	199,304
Pebblebrook Hotel Trust	53,690	640,522
Phillips Edison & Co., Inc.	50,485	1,782,625
Physicians Realty Trust	104,342	1,133,154
Piedmont Office Realty Trust, Inc., Class A	53,125	276,781
Plymouth Industrial REIT, Inc.	16,461	328,232
Postal Realty Trust, Inc., Class A	7,337	97,142
PotlatchDeltic Corp.	34,042	1,458,700
Presidio Property Trust, Inc., Class A	8,865	5,204
Prologis, Inc.	402,001	40,501,601
Public Storage	69,046	16,481,971
Rayonier, Inc.	59,676	1,506,222
Realty Income Corp.	308,980	14,639,472
Regency Centers Corp.	72,300	4,356,798
Retail Opportunity Investments Corp.	53,563	628,830
Rexford Industrial Realty, Inc.	90,182	3,899,470
RLJ Lodging Trust	69,831	656,411
RPT Realty	37,081	400,104
Ryman Hospitality Properties, Inc.	26,463	2,265,233
Sabra Health Care REIT, Inc.	104,314	1,422,843
Safehold, Inc.	21,044	342,386
Saul Centers, Inc.	5,768	200,553
SBA Communications Corp., Class A	47,273	9,862,566
Service Properties Trust	70,215	509,059
Simon Property Group, Inc.	142,281	15,635,259
SECURITY	NUMBER OF SHARES	VALUE ($)
SITE Centers Corp.	76,787	895,336
SL Green Realty Corp. (a)	28,543	836,024
Spirit Realty Capital, Inc.	63,125	2,271,869
STAG Industrial, Inc.	77,133	2,562,358
Star Holdings *	6,000	68,700
Summit Hotel Properties, Inc.	47,221	266,326
Sun Communities, Inc.	54,135	6,021,977
Sunstone Hotel Investors, Inc.	90,577	842,366
Tanger Factory Outlet Centers, Inc.	44,779	1,009,766
Terreno Realty Corp.	37,093	1,976,315
UDR, Inc.	131,623	4,186,928
UMH Properties, Inc.	25,601	353,550
Uniti Group, Inc.	99,003	455,414
Universal Health Realty Income Trust	5,432	208,806
Urban Edge Properties	49,559	786,006
Ventas, Inc.	175,886	7,468,120
Veris Residential, Inc.	34,121	456,880
VICI Properties, Inc., Class A	441,177	12,308,838
Vornado Realty Trust	71,356	1,370,035
Welltower, Inc.	226,103	18,904,472
Weyerhaeuser Co.	317,548	9,110,452
Whitestone REIT	20,066	199,657
WP Carey, Inc.	93,246	5,002,648
Xenia Hotels & Resorts, Inc.	45,844	533,166
		464,211,312

Financial Services 7.5%
Acacia Research Corp. *	29,703	106,634
ACRES Commercial Realty Corp.	3,144	22,794
AFC Gamma, Inc.	8,444	89,338
Affiliated Managers Group, Inc.	15,236	1,870,371
Affirm Holdings, Inc. *	92,102	1,621,916
AG Mortgage Investment Trust, Inc.	10,503	52,935
AGNC Investment Corp.	264,524	1,952,187
Alerus Financial Corp.	8,490	146,962
Ally Financial, Inc.	117,746	2,848,276
AlTi Global, Inc. *(a)	9,783	61,339
A-Mark Precious Metals, Inc.	8,227	222,787
American Express Co.	253,161	36,969,101
Ameriprise Financial, Inc.	44,507	14,000,567
Angel Oak Mortgage REIT, Inc. (a)	9,942	83,215
Annaly Capital Management, Inc.	215,804	3,368,700
Apollo Commercial Real Estate Finance, Inc.	52,570	523,597
Apollo Global Management, Inc.	189,484	14,673,641
Arbor Realty Trust, Inc. (a)	83,347	1,051,006
Ares Commercial Real Estate Corp.	22,535	206,646
Ares Management Corp., Class A	71,921	7,090,691
Arlington Asset Investment Corp., Class A *	17,051	70,762
ARMOUR Residential REIT, Inc. (a)	21,511	313,415
Artisan Partners Asset Management, Inc., Class A	28,952	955,416
AssetMark Financial Holdings, Inc. *	9,288	222,076
Associated Capital Group, Inc., Class A	1,818	61,158
Atlanticus Holdings Corp. *	2,144	62,733
Avantax, Inc. *	16,880	435,673
AvidXchange Holdings, Inc. *	75,290	650,506
B Riley Financial, Inc.	6,796	246,083
Bakkt Holdings, Inc. *(a)	25,312	25,565
Bank of New York Mellon Corp.	339,799	14,441,457
Beneficient, Class A *	37,842	23,046
Berkshire Hathaway, Inc., Class B *	793,541	270,859,350
BGC Group, Inc., Class A	171,274	1,005,378
BlackRock, Inc.	61,068	37,390,715
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Blackstone Mortgage Trust, Inc., Class A (a)	73,656	1,469,437
Blackstone, Inc.	308,835	28,520,912
Block, Inc. *	238,516	9,600,269
Blue Owl Capital, Inc., Class A	177,687	2,190,881
BM Technologies, Inc. *	10,210	23,995
Bread Financial Holdings, Inc.	21,541	582,253
Bridge Investment Group Holdings, Inc., Class A	13,376	97,377
Brightsphere Investment Group, Inc.	14,000	219,240
BrightSpire Capital, Inc., Class A	52,714	298,361
Cannae Holdings, Inc. *	31,447	514,158
Cantaloupe, Inc. *	26,721	175,824
Capital One Financial Corp.	165,667	16,780,410
Carlyle Group, Inc.	93,095	2,563,836
Cass Information Systems, Inc.	5,702	215,593
Cboe Global Markets, Inc.	45,697	7,489,281
Charles Schwab Corp. (c)	641,257	33,371,014
Cherry Hill Mortgage Investment Corp.	15,001	44,553
Chicago Atlantic Real Estate Finance, Inc.	9,254	130,389
Chimera Investment Corp.	98,492	472,762
Claros Mortgage Trust, Inc.	50,991	531,836
CME Group, Inc.	156,537	33,414,388
Cohen & Steers, Inc.	10,667	557,244
Coinbase Global, Inc., Class A *	73,623	5,677,806
Consumer Portfolio Services, Inc. *	5,099	47,166
Corebridge Financial, Inc.	71,988	1,439,760
Credit Acceptance Corp. *	2,821	1,135,255
Diamond Hill Investment Group, Inc.	1,364	214,284
Discover Financial Services	109,392	8,978,895
Donnelley Financial Solutions, Inc. *	11,044	601,125
Dynex Capital, Inc.	22,582	226,723
Ellington Financial, Inc. (a)	27,679	332,978
Ellington Residential Mortgage REIT	6,980	36,854
Enact Holdings, Inc.	11,516	317,381
Encore Capital Group, Inc. *	9,929	374,125
Enova International, Inc. *	13,316	531,042
Equitable Holdings, Inc.	141,540	3,760,718
Essent Group Ltd.	47,371	2,237,806
Euronet Worldwide, Inc. *	20,230	1,554,473
Evercore, Inc., Class A	15,127	1,969,233
EVERTEC, Inc.	27,273	866,736
EZCORP, Inc., Class A *	25,151	206,238
FactSet Research Systems, Inc.	16,665	7,197,447
Federal Agricultural Mortgage Corp., Class C	4,622	686,644
Federated Hermes, Inc.	38,340	1,215,378
Fidelity National Information Services, Inc.	257,865	12,663,750
Finance of America Cos., Inc., Class A *	18,960	19,718
FirstCash Holdings, Inc.	15,825	1,723,659
Fiserv, Inc. *	265,263	30,173,666
FleetCor Technologies, Inc. *	32,034	7,213,096
Flywire Corp. *	46,352	1,246,405
Forge Global Holdings, Inc. *	45,163	114,714
Franklin BSP Realty Trust, Inc.	34,676	437,264
Franklin Resources, Inc.	123,813	2,821,698
GCM Grosvenor, Inc., Class A	19,770	159,148
Global Payments, Inc.	112,747	11,975,986
Goldman Sachs Group, Inc.	143,450	43,552,854
Granite Point Mortgage Trust, Inc.	23,489	98,654
Great Ajax Corp.	9,397	40,595
Green Dot Corp., Class A *	20,026	223,891
Greenhill & Co., Inc.	6,539	96,843
SECURITY	NUMBER OF SHARES	VALUE ($)
Guild Holdings Co., Class A	4,604	48,480
Hamilton Lane, Inc., Class A	15,773	1,326,825
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	45,054	772,226
Heritage Global, Inc. *	16,791	51,884
Houlihan Lokey, Inc., Class A	22,459	2,257,579
I3 Verticals, Inc., Class A *	10,325	193,594
Interactive Brokers Group, Inc., Class A	46,475	3,721,253
Intercontinental Exchange, Inc.	248,492	26,697,980
International Money Express, Inc. *	13,887	221,637
Invesco Ltd.	195,239	2,532,250
Invesco Mortgage Capital, Inc.	18,784	128,295
Jack Henry & Associates, Inc.	31,928	4,501,529
Jackson Financial, Inc., Class A	31,704	1,163,854
Janus Henderson Group PLC	59,917	1,382,285
Jefferies Financial Group, Inc.	77,444	2,492,148
Katapult Holdings, Inc. *	2,511	25,512
KKR & Co., Inc.	280,929	15,563,467
KKR Real Estate Finance Trust, Inc.	24,272	253,400
Ladder Capital Corp. REIT, Class A	45,751	462,543
Lazard Ltd., Class A	48,303	1,341,374
LendingClub Corp. *	46,098	239,249
LendingTree, Inc. *	4,315	57,087
loanDepot, Inc., Class A *	36,984	43,641
LPL Financial Holdings, Inc.	33,150	7,442,838
Lument Finance Trust, Inc.	24,035	46,868
Manhattan Bridge Capital, Inc.	7,727	36,085
MarketAxess Holdings, Inc.	16,313	3,486,904
Marqeta, Inc., Class A *	185,915	961,181
Mastercard, Inc., Class A	362,036	136,252,249
Medallion Financial Corp.	6,557	47,801
Merchants Bancorp	10,145	303,234
MFA Financial, Inc.	47,437	421,715
MGIC Investment Corp.	121,838	2,051,752
Moelis & Co., Class A	28,769	1,197,941
Moneylion, Inc. *	4,499	86,561
Moody's Corp.	68,510	21,101,080
Morgan Stanley	555,169	39,317,069
Morningstar, Inc.	11,354	2,875,287
Mr Cooper Group, Inc. *	29,229	1,652,315
MSCI, Inc., Class A	34,490	16,263,759
Nasdaq, Inc.	148,301	7,355,730
Navient Corp.	37,356	594,334
NCR Atleos Corp. *	28,536	629,493
Nelnet, Inc., Class A	7,716	654,394
NerdWallet, Inc., Class A *	14,084	151,826
New York Mortgage Trust, Inc.	40,532	315,744
NewtekOne, Inc.	11,192	155,233
Nexpoint Real Estate Finance, Inc.	5,703	84,575
Nicholas Financial, Inc. *	6,032	28,350
NMI Holdings, Inc., Class A *	36,089	987,034
Northern Trust Corp.	90,832	5,986,737
Ocwen Financial Corp. *	3,090	74,284
OneMain Holdings, Inc.	51,828	1,862,180
Open Lending Corp., Class A *	44,911	269,017
Oportun Financial Corp. *	13,044	76,307
Oppenheimer Holdings, Inc., Class A	3,500	122,745
OppFi, Inc. *	7,166	15,980
Orchid Island Capital, Inc. (a)	18,141	113,925
P10, Inc., Class A	18,945	178,462
Paymentus Holdings, Inc., Class A *	8,752	127,429
Payoneer Global, Inc. *	113,997	660,043
PayPal Holdings, Inc. *	477,867	24,753,511
Paysign, Inc. *	9,553	17,578
PennyMac Financial Services, Inc.	12,693	852,970
PennyMac Mortgage Investment Trust	37,798	478,145
Perella Weinberg Partners, Class A	19,698	193,237
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Piper Sandler Cos.	6,420	897,837
PJT Partners, Inc., Class A	9,326	730,785
PRA Group, Inc. *	16,584	204,149
Priority Technology Holdings, Inc. *	9,469	35,509
PROG Holdings, Inc. *	19,924	545,718
Radian Group, Inc.	67,423	1,708,499
Raymond James Financial, Inc.	81,680	7,795,539
Ready Capital Corp.	69,762	657,856
Redwood Trust, Inc.	51,019	320,399
Regional Management Corp.	3,411	84,797
Remitly Global, Inc. *	57,817	1,557,012
Repay Holdings Corp., Class A *	32,506	194,711
Rithm Capital Corp.	214,168	1,998,187
Robinhood Markets, Inc., Class A *	240,497	2,198,143
Rocket Cos., Inc., Class A *	53,100	392,409
Ryvyl, Inc. *	1,042	1,917
S&P Global, Inc.	141,592	49,459,502
Sachem Capital Corp.	16,351	53,141
Safeguard Scientifics, Inc. *	12,218	12,218
Sculptor Capital Management, Inc., Class A	7,668	97,000
Security National Financial Corp., Class A *	7,050	48,716
SEI Investments Co.	43,948	2,358,250
Seven Hills Realty Trust	5,666	59,040
Shift4 Payments, Inc., Class A *	24,581	1,094,346
Silvercrest Asset Management Group, Inc., Class A	3,213	57,031
SLM Corp.	97,988	1,273,844
SoFi Technologies, Inc. *	413,121	3,119,064
Starwood Property Trust, Inc.	132,523	2,352,283
State Street Corp.	138,292	8,937,812
StepStone Group, Inc., Class A	20,845	589,913
Stifel Financial Corp.	45,549	2,596,293
StoneX Group, Inc. *	7,479	712,898
SWK Holdings Corp. *	1,451	23,419
Synchrony Financial	181,469	5,090,205
T Rowe Price Group, Inc.	97,849	8,855,334
TFS Financial Corp.	19,389	229,954
Toast, Inc., Class A *	157,745	2,522,343
TPG RE Finance Trust, Inc.	24,952	137,486
TPG, Inc.	27,003	746,363
Tradeweb Markets, Inc., Class A	49,428	4,449,014
Two Harbors Investment Corp.	42,715	495,921
U.S. Global Investors, Inc., Class A	6,234	17,206
Upstart Holdings, Inc. *(a)	30,973	744,281
Usio, Inc. *	17,787	35,396
UWM Holdings Corp. (a)	43,383	210,408
Velocity Financial, Inc. *	8,532	98,545
Victory Capital Holdings, Inc., Class A	16,586	488,624
Virtu Financial, Inc., Class A	42,853	792,352
Virtus Investment Partners, Inc.	2,899	534,083
Visa, Inc., Class A	699,164	164,373,456
Voya Financial, Inc.	45,960	3,068,749
Walker & Dunlop, Inc.	14,790	958,392
Waterstone Financial, Inc.	8,861	95,699
Western Asset Mortgage Capital Corp.	2,307	19,010
Western Union Co.	164,344	1,855,444
Westwood Holdings Group, Inc.	2,653	24,116
WEX, Inc. *	18,840	3,136,483
WisdomTree, Inc.	51,234	317,651
World Acceptance Corp. *	1,349	133,038
		1,342,519,841

SECURITY	NUMBER OF SHARES	VALUE ($)
Food, Beverage & Tobacco 2.9%
Alico, Inc.	2,213	54,086
Altria Group, Inc.	772,189	31,018,832
Archer-Daniels-Midland Co.	233,641	16,721,686
B&G Foods, Inc.	31,414	253,511
Beyond Meat, Inc. *(a)	25,353	151,357
Boston Beer Co., Inc., Class A *	4,028	1,345,151
BRC, Inc., Class A *(a)	18,823	54,587
Brown-Forman Corp., Class B	104,974	5,895,340
Bunge Ltd.	65,514	6,943,174
Calavo Growers, Inc.	7,291	184,754
Cal-Maine Foods, Inc.	16,707	756,994
Campbell Soup Co.	85,551	3,457,116
Celsius Holdings, Inc. *	21,387	3,252,749
Coca-Cola Co.	1,693,492	95,665,363
Coca-Cola Consolidated, Inc.	2,124	1,351,735
Conagra Brands, Inc.	207,944	5,689,348
Constellation Brands, Inc., Class A	70,135	16,422,110
Darling Ingredients, Inc. *	70,050	3,102,514
Duckhorn Portfolio, Inc. *	19,046	198,650
Farmer Bros Co. *	11,781	29,688
Flowers Foods, Inc.	86,037	1,886,791
Fresh Del Monte Produce, Inc.	13,508	337,700
Freshpet, Inc. *	20,776	1,192,542
General Mills, Inc.	255,277	16,654,271
Hain Celestial Group, Inc. *	38,429	424,640
Hershey Co.	65,008	12,179,249
Hormel Foods Corp.	127,218	4,140,946
Hostess Brands, Inc., Class A *	57,228	1,911,415
Ingredion, Inc.	29,234	2,735,718
J & J Snack Foods Corp.	6,454	1,010,761
J M Smucker Co.	44,358	5,049,715
John B Sanfilippo & Son, Inc.	3,955	404,438
Kellanova	114,545	5,781,086
Keurig Dr Pepper, Inc.	436,547	13,240,470
Kraft Heinz Co.	348,391	10,960,381
Lamb Weston Holdings, Inc.	63,344	5,688,291
Lancaster Colony Corp.	8,881	1,502,399
Lifecore Biomedical, Inc. *	10,427	73,198
Limoneira Co.	7,226	103,260
Mama's Creations, Inc. *	7,154	24,181
McCormick & Co., Inc. - Non Voting Shares	108,667	6,943,821
MGP Ingredients, Inc.	6,516	616,805
Mission Produce, Inc. *	18,304	172,241
Molson Coors Beverage Co., Class B	80,619	4,657,360
Mondelez International, Inc., Class A	591,961	39,193,738
Monster Beverage Corp. *	324,380	16,575,818
National Beverage Corp. *	9,990	463,336
PepsiCo, Inc.	598,994	97,803,740
Philip Morris International, Inc.	675,474	60,225,262
Pilgrim's Pride Corp. *	19,693	502,171
Post Holdings, Inc. *	22,205	1,782,617
Real Good Food Co., Inc. *	3,502	8,195
Sadot Group, Inc. *	27,734	18,856
Seaboard Corp.	109	382,258
Seneca Foods Corp., Class A *	2,612	142,746
Simply Good Foods Co. *	39,777	1,483,284
Sovos Brands, Inc. *	27,678	600,889
Splash Beverage Group, Inc. *	20,360	11,780
Tootsie Roll Industries, Inc.	7,422	230,898
TreeHouse Foods, Inc. *	22,159	923,809
Turning Point Brands, Inc.	6,017	120,641
Tyson Foods, Inc., Class A	124,445	5,768,026
Universal Corp.	10,446	470,070
Utz Brands, Inc.	29,813	363,420
Vector Group Ltd.	56,584	581,683
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Vintage Wine Estates, Inc. *	29,567	17,164
Vita Coco Co., Inc. *	13,490	365,579
Vital Farms, Inc. *	11,214	124,027
Westrock Coffee Co. *	15,240	125,578
Whole Earth Brands, Inc. *	12,768	45,199
WK Kellogg Co. *	28,636	286,933
Zevia PBC, Class A *	20,011	38,821
		518,896,962

Health Care Equipment & Services 5.5%
23andMe Holding Co., Class A *	128,087	108,503
Abbott Laboratories	755,109	71,395,556
Acadia Healthcare Co., Inc. *	40,696	2,991,563
Accelerate Diagnostics, Inc. *(a)	3,050	18,270
Accolade, Inc. *	26,536	172,484
Accuray, Inc. *	36,635	96,716
AdaptHealth Corp., Class A *	32,364	237,228
Addus HomeCare Corp. *	7,000	552,300
Agiliti, Inc. *	14,918	83,988
agilon health, Inc. *	129,930	2,338,740
AirSculpt Technologies, Inc. *	4,242	25,452
Akili, Inc., Class A *	8,840	3,169
Align Technology, Inc. *	31,898	5,888,052
Alignment Healthcare, Inc. *	51,148	351,898
Alphatec Holdings, Inc. *	41,583	381,732
Amedisys, Inc. *	14,148	1,294,401
American Well Corp., Class A *	105,430	123,353
AMN Healthcare Services, Inc. *	17,098	1,297,054
AngioDynamics, Inc. *	16,851	104,476
Apollo Medical Holdings, Inc. *	17,158	535,501
Apyx Medical Corp. *	12,488	28,598
Artivion, Inc. *	17,724	225,804
Asensus Surgical, Inc. *	88,725	20,070
AtriCure, Inc. *	20,192	699,451
Atrion Corp.	563	192,535
Augmedix, Inc. *	11,589	50,992
Avanos Medical, Inc. *	19,723	362,114
Aveanna Healthcare Holdings, Inc. *	23,737	32,757
Axogen, Inc. *	16,795	63,149
Axonics, Inc. *	21,846	1,118,734
Baxter International, Inc.	219,344	7,113,326
Becton Dickinson & Co.	126,236	31,909,936
Beyond Air, Inc. *	14,110	32,876
Biodesix, Inc. *	20,622	29,283
BioSig Technologies, Inc. *	30,064	10,381
Bioventus, Inc., Class A *	16,149	60,236
Boston Scientific Corp. *	637,318	32,624,308
Brookdale Senior Living, Inc. *	79,540	311,001
Cano Health, Inc. *	94,011	12,362
Cardinal Health, Inc.	111,214	10,120,474
CareMax, Inc. *	30,662	61,324
Castle Biosciences, Inc. *	11,444	178,755
Cencora, Inc.	72,329	13,391,714
Centene Corp. *	235,116	16,218,302
Certara, Inc. *	45,805	558,363
Cerus Corp. *	76,254	106,756
Chemed Corp.	6,653	3,743,310
Cigna Group	128,790	39,821,868
ClearPoint Neuro, Inc. *	10,369	57,030
Clover Health Investments Corp., Class A *	144,282	137,544
Community Health Systems, Inc. *	51,561	110,341
Computer Programs & Systems, Inc. *	6,539	92,135
CONMED Corp.	13,083	1,275,069
Cooper Cos., Inc.	21,686	6,760,611
CorVel Corp. *	3,909	758,111
Cross Country Healthcare, Inc. *	14,884	344,713
SECURITY	NUMBER OF SHARES	VALUE ($)
Cutera, Inc. *	7,952	24,731
CVRx, Inc. *	5,810	77,738
CVS Health Corp.	558,882	38,568,447
CytoSorbents Corp. *	15,994	24,631
DaVita, Inc. *	23,506	1,815,368
Definitive Healthcare Corp., Class A *	18,692	107,666
Delcath Systems, Inc. *	6,977	21,978
DENTSPLY SIRONA, Inc.	91,479	2,781,876
Dexcom, Inc. *	171,964	15,275,562
DocGo, Inc. *	34,222	203,279
Doximity, Inc., Class A *	54,666	1,116,826
Edwards Lifesciences Corp. *	264,975	16,884,207
ElectroCore, Inc. *	3,035	18,574
Electromed, Inc. *	3,594	37,845
Elevance Health, Inc.	102,538	46,151,328
Embecta Corp.	24,775	374,598
Encompass Health Corp.	44,378	2,776,288
Enhabit, Inc. *	23,015	169,621
Enovis Corp. *	22,222	1,019,990
Ensign Group, Inc.	24,076	2,325,742
Envista Holdings Corp. *	70,523	1,641,070
enVVeno Medical Corp. *	2,462	10,833
Enzo Biochem, Inc. *	13,471	18,051
Evolent Health, Inc., Class A *	49,527	1,209,945
FONAR Corp. *	3,312	44,878
Forian, Inc. *	7,513	18,482
Fulgent Genetics, Inc. *	9,036	216,322
GE HealthCare Technologies, Inc.	170,859	11,374,084
GeneDx Holdings Corp. *	7,651	14,231
Glaukos Corp. *	20,801	1,418,628
Globus Medical, Inc., Class A *	51,118	2,336,604
GoodRx Holdings, Inc., Class A *	32,958	162,483
Great Elm Group, Inc. *	9,772	17,394
Guardant Health, Inc. *	51,488	1,332,509
Haemonetics Corp. *	22,522	1,919,550
HCA Healthcare, Inc.	87,699	19,832,252
Health Catalyst, Inc. *	24,057	180,187
HealthEquity, Inc. *	36,896	2,644,705
HealthStream, Inc.	10,329	262,357
HeartBeam, Inc. *	14,543	18,033
Henry Schein, Inc. *	57,438	3,732,321
Hims & Hers Health, Inc. *	69,336	414,629
Hologic, Inc. *	106,557	7,050,877
Humana, Inc.	53,923	28,238,936
Hyperfine, Inc. *	14,647	18,309
ICU Medical, Inc. *	9,260	908,036
IDEXX Laboratories, Inc. *	36,056	14,403,290
Inari Medical, Inc. *	22,228	1,349,462
InfuSystem Holdings, Inc. *	10,655	102,075
Innovage Holding Corp. *(a)	7,015	38,091
Inspire Medical Systems, Inc. *	12,922	1,901,602
Insulet Corp. *	30,263	4,011,966
Integer Holdings Corp. *	14,115	1,145,715
Integra LifeSciences Holdings Corp. *	30,669	1,102,857
Intuitive Surgical, Inc. *	152,886	40,089,767
Invitae Corp. *(a)	111,935	67,799
iRadimed Corp.	3,278	133,546
iRhythm Technologies, Inc. *	13,221	1,038,113
Joint Corp. *	7,452	58,200
Know Labs, Inc. *	35,048	9,396
KORU Medical Systems, Inc. *	12,813	29,086
Laboratory Corp. of America Holdings	38,367	7,663,041
Lantheus Holdings, Inc. *	30,497	1,970,106
LeMaitre Vascular, Inc.	8,388	407,489
LENSAR, Inc. *	11,846	25,469
LifeMD, Inc. *	20,209	126,508
LifeStance Health Group, Inc. *	40,123	233,917
LivaNova PLC *	22,985	1,127,414
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Masimo Corp. *	19,387	1,572,867
McKesson Corp.	58,709	26,733,730
Medtronic PLC	579,228	40,870,328
Merit Medical Systems, Inc. *	24,753	1,701,521
Milestone Scientific, Inc. *	34,400	30,038
ModivCare, Inc. *	5,394	227,843
Molina Healthcare, Inc. *	25,275	8,415,311
Multiplan Corp. *	104,525	176,647
National HealthCare Corp.	5,672	382,066
National Research Corp.	6,098	257,701
Neogen Corp. *	86,123	1,282,371
NeoGenomics, Inc. *	54,415	762,898
NeuroPace, Inc. *	4,356	29,403
Nevro Corp. *	15,398	222,193
NextGen Healthcare, Inc. *	25,865	618,691
Novocure Ltd. *	43,948	584,508
OmniAb, Inc., Class A *(b)	2,395	0
OmniAb, Inc., Class B *(b)	2,395	0
Omnicell, Inc. *	19,225	683,257
OPKO Health, Inc. *	185,881	232,351
OptimizeRx Corp. *	6,885	55,493
Option Care Health, Inc. *	78,760	2,184,015
OraSure Technologies, Inc. *	30,500	157,380
Orchestra BioMed Holdings, Inc. *(a)	5,514	25,861
Orthofix Medical, Inc. *	14,213	156,912
OrthoPediatrics Corp. *	7,124	174,253
Outset Medical, Inc. *	20,864	73,859
Owens & Minor, Inc. *	33,542	480,657
P3 Health Partners, Inc. *	13,641	19,507
Paragon 28, Inc. *	18,302	157,946
Patterson Cos., Inc.	37,137	1,131,193
PAVmed, Inc. *	79,503	20,774
Pediatrix Medical Group, Inc. *	35,753	409,729
Pennant Group, Inc. *	13,217	143,669
Penumbra, Inc. *	16,774	3,206,350
PetIQ, Inc., Class A *	11,858	222,575
Phreesia, Inc. *	23,389	319,494
Premier, Inc., Class A	50,734	975,107
Privia Health Group, Inc. *	45,235	950,840
PROCEPT BioRobotics Corp. *	19,661	526,718
Pro-Dex, Inc. *	1,916	33,568
Progyny, Inc. *	36,695	1,132,408
ProSomnus, Inc. *	6,286	4,240
Pulmonx Corp. *	15,144	133,116
Pulse Biosciences, Inc. *	6,773	30,614
Quest Diagnostics, Inc.	49,122	6,390,772
QuidelOrtho Corp. *	21,668	1,323,481
R1 RCM, Inc. *	86,444	1,019,175
RadNet, Inc. *	27,654	745,552
ResMed, Inc.	64,239	9,071,832
Rockwell Medical, Inc. *	7,846	13,966
RxSight, Inc. *	8,369	185,290
Sanara Medtech, Inc. *	1,654	45,468
Schrodinger, Inc. *	22,939	497,776
Select Medical Holdings Corp.	44,439	1,010,098
Semler Scientific, Inc. *	1,873	54,635
Senseonics Holdings, Inc. *	216,699	107,049
Sensus Healthcare, Inc. *	6,026	13,197
Sharecare, Inc. *	140,168	147,176
Shockwave Medical, Inc. *	16,153	3,331,718
SI-BONE, Inc. *	13,781	234,415
Sight Sciences, Inc. *	12,929	20,492
Silk Road Medical, Inc. *	17,297	129,900
Simulations Plus, Inc.	7,164	252,674
Sonendo, Inc. *	24,344	6,200
Sonida Senior Living, Inc. *	1,604	14,773
STAAR Surgical Co. *	21,071	881,189
Stereotaxis, Inc. *	22,696	34,271
SECURITY	NUMBER OF SHARES	VALUE ($)
STERIS PLC	42,934	9,015,281
Streamline Health Solutions, Inc. *	29,028	12,511
Stryker Corp.	147,075	39,742,606
Surgery Partners, Inc. *	29,768	688,534
Surmodics, Inc. *	7,188	211,758
Tabula Rasa HealthCare, Inc. *	11,729	122,333
Tactile Systems Technology, Inc. *	10,021	109,429
Talkspace, Inc. *	38,082	67,786
Tandem Diabetes Care, Inc. *	27,515	476,010
Tela Bio, Inc. *	6,599	38,538
Teladoc Health, Inc. *	70,938	1,173,315
Teleflex, Inc.	20,373	3,763,912
Tenet Healthcare Corp. *	43,583	2,340,407
TransMedics Group, Inc. *	13,741	515,013
Treace Medical Concepts, Inc. *	15,042	150,871
U.S. Physical Therapy, Inc.	6,261	526,613
UFP Technologies, Inc. *	2,930	456,846
UnitedHealth Group, Inc.	403,064	215,864,956
Universal Health Services, Inc., Class B	26,947	3,392,358
Utah Medical Products, Inc.	1,365	108,545
Varex Imaging Corp. *	17,095	308,565
Veeva Systems, Inc., Class A *	63,324	12,203,168
Veradigm, Inc. *	45,945	606,015
Vivani Medical, Inc. *	30,017	31,818
VolitionRX Ltd. *	15,384	11,890
Zimmer Biomet Holdings, Inc.	91,223	9,524,593
Zimvie, Inc. *	8,294	58,556
Zomedica Corp. *	412,334	69,272
Zynex, Inc. *(a)	7,546	67,008
		973,181,287

Household & Personal Products 1.4%
Beauty Health Co. *	39,541	160,141
BellRing Brands, Inc. *	57,059	2,495,190
Central Garden & Pet Co. *	4,564	199,127
Central Garden & Pet Co., Class A *	17,026	675,762
Church & Dwight Co., Inc.	106,817	9,713,938
Clorox Co.	53,756	6,327,081
Colgate-Palmolive Co.	359,879	27,034,110
Coty, Inc., Class A *	158,018	1,480,629
Edgewell Personal Care Co.	22,085	770,767
elf Beauty, Inc. *	23,691	2,194,497
Energizer Holdings, Inc.	28,154	889,103
Estee Lauder Cos., Inc., Class A	100,625	12,967,544
Herbalife Ltd. *	41,704	594,282
Inter Parfums, Inc.	7,612	967,561
Kenvue, Inc.	751,229	13,972,859
Kimberly-Clark Corp.	147,170	17,607,419
Lifevantage Corp.	7,299	54,816
Medifast, Inc.	4,730	327,127
Natural Alternatives International, Inc. *	3,654	22,107
Natural Health Trends Corp.	6,750	37,665
Nature's Sunshine Products, Inc. *	4,762	85,240
Nu Skin Enterprises, Inc., Class A	22,078	419,261
Oil-Dri Corp. of America	1,961	112,326
Procter & Gamble Co.	1,025,738	153,891,472
Reynolds Consumer Products, Inc.	22,637	575,659
Spectrum Brands Holdings, Inc.	15,631	1,177,327
United-Guardian, Inc.	3,342	19,885
USANA Health Sciences, Inc. *	4,815	219,323
WD-40 Co.	5,885	1,244,089
		256,236,307

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Insurance 2.4%
Aflac, Inc.	235,486	18,393,811
Allstate Corp.	113,892	14,592,982
Ambac Financial Group, Inc. *	18,028	218,680
American Coastal Insurance Corp., Class C *(a)	6,372	47,726
American Equity Investment Life Holding Co.	26,839	1,421,393
American Financial Group, Inc.	28,887	3,159,082
American International Group, Inc.	309,770	18,991,999
AMERISAFE, Inc.	8,109	413,316
Aon PLC, Class A	88,274	27,311,975
Arch Capital Group Ltd. *	162,284	14,066,777
Argo Group International Holdings Ltd.	15,722	469,144
Arthur J Gallagher & Co.	93,824	22,094,614
Assurant, Inc.	22,911	3,411,448
Assured Guaranty Ltd.	23,994	1,497,226
Axis Capital Holdings Ltd.	33,514	1,913,649
Brighthouse Financial, Inc. *	29,722	1,346,407
Brown & Brown, Inc.	102,358	7,105,692
BRP Group, Inc., Class A *	28,110	588,342
Chubb Ltd.	178,724	38,357,745
Cincinnati Financial Corp.	68,491	6,826,498
Citizens, Inc., Class A *(a)	24,606	73,572
CNA Financial Corp.	11,952	482,861
CNO Financial Group, Inc.	48,627	1,127,174
Crawford & Co., Class A	10,215	93,467
Donegal Group, Inc., Class A	6,507	91,879
eHealth, Inc. *	13,577	116,491
Employers Holdings, Inc.	11,659	443,042
Enstar Group Ltd. *	5,831	1,381,772
Erie Indemnity Co., Class A	10,952	3,024,833
Everest Group Ltd.	18,901	7,477,614
F&G Annuities & Life, Inc.	7,821	240,019
Fidelity National Financial, Inc.	112,043	4,379,761
First American Financial Corp.	44,086	2,267,784
Genworth Financial, Inc., Class A *	204,265	1,223,547
Globe Life, Inc.	37,662	4,382,350
GoHealth, Inc., Class A *	3,311	46,486
Goosehead Insurance, Inc., Class A *	10,057	652,397
Greenlight Capital Re Ltd., Class A *	9,834	109,649
Hagerty, Inc., Class A *	15,234	117,606
Hallmark Financial Services, Inc. *	1,236	2,373
Hanover Insurance Group, Inc.	15,508	1,817,693
Hartford Financial Services Group, Inc.	132,461	9,729,260
HCI Group, Inc.	3,137	184,989
Heritage Insurance Holdings, Inc. *	10,125	59,839
Hippo Holdings, Inc. *(a)	7,344	52,877
Horace Mann Educators Corp.	17,846	566,253
ICC Holdings, Inc. *	5,650	88,083
Investors Title Co.	697	100,235
James River Group Holdings Ltd.	15,431	212,176
Kemper Corp.	27,177	1,083,819
Kingsway Financial Services, Inc. *	5,983	46,189
Kinsale Capital Group, Inc.	9,590	3,202,197
Lemonade, Inc. *(a)	27,928	305,532
Lincoln National Corp.	74,630	1,624,695
Loews Corp.	80,602	5,159,334
Maiden Holdings Ltd. *	32,952	54,041
Markel Group, Inc. *	5,741	8,442,255
Marsh & McLennan Cos., Inc.	214,935	40,762,423
MBIA, Inc. *	22,069	151,835
Mercury General Corp.	11,235	346,937
MetLife, Inc.	273,960	16,440,340
Midwest Holding, Inc. *	576	15,034
SECURITY	NUMBER OF SHARES	VALUE ($)
National Western Life Group, Inc., Class A	978	468,364
NI Holdings, Inc. *	3,782	47,993
Old Republic International Corp.	113,560	3,109,273
Oscar Health, Inc., Class A *	63,645	325,862
Palomar Holdings, Inc. *	10,660	533,853
Primerica, Inc.	15,617	2,985,346
Principal Financial Group, Inc.	96,273	6,515,757
ProAssurance Corp.	24,020	408,340
Progressive Corp.	254,697	40,265,049
Prudential Financial, Inc.	158,079	14,454,744
Reinsurance Group of America, Inc.	29,042	4,340,908
RenaissanceRe Holdings Ltd.	22,234	4,882,364
RLI Corp.	17,462	2,326,637
Root, Inc., Class A *	9,666	87,381
Ryan Specialty Holdings, Inc., Class A *	43,833	1,893,586
Safety Insurance Group, Inc.	6,404	481,389
Selective Insurance Group, Inc.	25,815	2,687,600
Selectquote, Inc. *	53,616	70,773
SiriusPoint Ltd. *	34,981	344,563
Skyward Specialty Insurance Group, Inc. *	12,447	350,383
Stewart Information Services Corp.	12,159	530,983
Tiptree, Inc.	9,652	145,842
Travelers Cos., Inc.	99,620	16,680,373
Trupanion, Inc. *	14,817	305,230
United Fire Group, Inc.	9,091	183,093
Universal Insurance Holdings, Inc.	11,138	174,421
Unum Group	79,372	3,881,291
W R Berkley Corp.	88,593	5,972,940
White Mountains Insurance Group Ltd.	1,116	1,596,717
Willis Towers Watson PLC	45,430	10,716,483
		427,176,757

Materials 2.7%
AdvanSix, Inc.	11,778	324,484
Air Products & Chemicals, Inc.	96,664	27,301,780
Albemarle Corp.	51,137	6,483,149
Alcoa Corp.	76,743	1,967,691
Alpha Metallurgical Resources, Inc.	5,295	1,164,688
Alto Ingredients, Inc. *	33,727	140,304
Amcor PLC	636,476	5,658,272
American Vanguard Corp.	11,255	105,347
Ampco-Pittsburgh Corp. *	7,848	20,797
AptarGroup, Inc.	28,807	3,522,232
Arch Resources, Inc.	7,976	1,203,020
Ascent Industries Co. *	4,646	38,794
Ashland, Inc.	22,474	1,722,183
Aspen Aerogels, Inc. *	28,080	216,778
ATI, Inc. *	55,065	2,079,805
Avery Dennison Corp.	35,317	6,147,630
Avient Corp.	40,064	1,266,824
Axalta Coating Systems Ltd. *	98,418	2,581,504
Balchem Corp.	13,911	1,617,015
Ball Corp.	136,664	6,580,372
Berry Global Group, Inc.	51,759	2,846,745
Cabot Corp.	24,259	1,612,738
Carpenter Technology Corp.	20,540	1,288,269
Celanese Corp., Class A	43,852	5,021,493
Century Aluminum Co. *	22,913	151,455
CF Industries Holdings, Inc.	83,702	6,677,746
Chase Corp.	3,369	428,065
Chemours Co.	63,948	1,541,786
Clearwater Paper Corp. *	7,639	258,275
Cleveland-Cliffs, Inc. *	221,368	3,714,555
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Coeur Mining, Inc. *	145,423	365,012
Commercial Metals Co.	51,545	2,179,838
Compass Minerals International, Inc.	14,554	358,611
Contango ORE, Inc. *	1,750	29,838
Core Molding Technologies, Inc. *	2,885	73,798
Corteva, Inc.	309,174	14,883,636
Crown Holdings, Inc.	52,589	4,238,673
Dakota Gold Corp. *	24,511	70,592
Danimer Scientific, Inc. *(a)	37,658	53,851
Dow, Inc.	306,694	14,825,588
DuPont de Nemours, Inc.	199,120	14,511,866
Eagle Materials, Inc.	15,456	2,378,833
Eastman Chemical Co.	52,192	3,900,308
Ecolab, Inc.	110,639	18,558,586
Ecovyst, Inc. *	46,051	423,669
Element Solutions, Inc.	95,542	1,741,731
Flotek Industries, Inc. *	5,580	23,380
FMC Corp.	54,126	2,879,503
Freeport-McMoRan, Inc.	624,487	21,095,171
Friedman Industries, Inc.	2,834	27,376
FutureFuel Corp.	9,399	61,563
Gatos Silver, Inc. *	17,898	87,163
Ginkgo Bioworks Holdings, Inc. *(a)	585,011	801,465
Gold Resource Corp.	39,537	15,894
Graphic Packaging Holding Co.	131,933	2,837,879
Greif, Inc., Class A	13,364	848,614
Hawkins, Inc.	8,063	463,058
Haynes International, Inc.	5,389	231,862
HB Fuller Co.	23,053	1,524,956
Hecla Mining Co.	248,268	1,010,451
Huntsman Corp.	73,671	1,718,744
Hycroft Mining Holding Corp. *	60,156	13,361
Idaho Strategic Resources, Inc. *	4,628	25,361
Ingevity Corp. *	14,768	594,855
Innospec, Inc.	10,861	1,064,378
International Flavors & Fragrances, Inc.	110,901	7,580,083
International Paper Co.	151,497	5,109,994
Intrepid Potash, Inc. *	3,965	78,864
Kaiser Aluminum Corp.	6,881	390,841
Knife River Corp. *	21,482	1,080,974
Koppers Holdings, Inc.	8,623	315,343
Kronos Worldwide, Inc.	9,190	63,411
Linde PLC	212,321	81,140,593
Livent Corp. *	76,633	1,118,075
Loop Industries, Inc. *(a)	9,523	30,378
Louisiana-Pacific Corp.	28,037	1,437,737
LSB Industries, Inc. *	21,659	197,314
LyondellBasell Industries NV, Class A	111,137	10,029,003
Martin Marietta Materials, Inc.	26,950	11,020,933
Materion Corp.	8,847	857,982
Mativ Holdings, Inc.	23,942	313,640
McEwen Mining, Inc. *	18,704	129,619
Mercer International, Inc.	18,274	145,096
Minerals Technologies, Inc.	13,718	741,595
Mosaic Co.	144,903	4,706,449
MP Materials Corp. *	63,304	1,038,186
Myers Industries, Inc.	15,888	266,442
NewMarket Corp.	3,028	1,459,950
Newmont Corp.	346,426	12,980,582
Northern Technologies International Corp.	2,657	33,186
Nucor Corp.	108,463	16,029,747
O-I Glass, Inc. *	65,831	1,017,089
Olin Corp.	54,947	2,347,336
Olympic Steel, Inc.	4,090	207,649
Origin Materials, Inc. *	53,958	53,337
Orion SA	23,188	470,716
SECURITY	NUMBER OF SHARES	VALUE ($)
Packaging Corp. of America	39,172	5,995,275
Pactiv Evergreen, Inc.	15,063	129,843
Perimeter Solutions SA *	64,240	205,568
Piedmont Lithium, Inc. *	6,862	188,499
PPG Industries, Inc.	102,198	12,546,848
PureCycle Technologies, Inc. *(a)	55,133	245,342
Quaker Chemical Corp.	5,787	831,708
Ramaco Resources, Inc., Class A	10,591	124,762
Ramaco Resources, Inc., Class B	2,118	26,496
Ranpak Holdings Corp., Class A *	15,372	48,576
Rayonier Advanced Materials, Inc. *	26,864	74,413
Reliance Steel & Aluminum Co.	25,549	6,499,155
Royal Gold, Inc.	28,503	2,973,718
RPM International, Inc.	56,234	5,132,477
Ryerson Holding Corp.	12,949	376,168
Schnitzer Steel Industries, Inc., Class A	11,633	264,185
Scotts Miracle-Gro Co.	17,796	790,854
Sealed Air Corp.	62,347	1,919,664
Sensient Technologies Corp.	17,965	1,013,585
Sherwin-Williams Co.	102,942	24,521,814
Silgan Holdings, Inc.	37,619	1,507,017
Smith-Midland Corp. *	1,800	36,342
Solitario Resources Corp. *	44,899	23,042
Sonoco Products Co.	42,541	2,204,049
Steel Dynamics, Inc.	67,523	7,191,875
Stepan Co.	9,304	695,939
Summit Materials, Inc., Class A *	50,640	1,666,066
SunCoke Energy, Inc.	34,174	324,995
Sylvamo Corp.	15,710	695,953
TimkenSteel Corp. *	16,743	340,385
Tredegar Corp.	10,770	48,250
TriMas Corp.	17,344	419,898
Trinseo PLC	14,826	91,773
Tronox Holdings PLC	49,611	530,342
U.S. Antimony Corp. *	59,275	20,076
U.S. Gold Corp. *	7,270	24,209
U.S. Lime & Minerals, Inc.	962	190,466
U.S. Steel Corp.	98,168	3,326,914
Universal Stainless & Alloy Products, Inc. *	5,210	75,232
Valhi, Inc.	1,628	18,168
Vulcan Materials Co.	57,745	11,346,315
Warrior Met Coal, Inc.	22,693	1,105,830
Westlake Corp.	13,853	1,598,082
Westrock Co.	111,369	4,001,488
Worthington Industries, Inc.	12,939	797,301
		472,184,361

Media & Entertainment 7.2%
Advantage Solutions, Inc. *	42,984	98,863
Alphabet, Inc., Class A *	2,581,097	320,262,516
Alphabet, Inc., Class C *	2,195,541	275,101,287
Altice USA, Inc., Class A *	96,653	279,327
AMC Entertainment Holdings, Inc., Class A *	25,116	268,239
AMC Networks, Inc., Class A *	11,743	138,567
Arena Group Holdings, Inc. *	4,958	20,972
Atlanta Braves Holdings, Inc., Class C *	21,892	761,404
Boston Omaha Corp., Class A *	8,359	118,949
Bumble, Inc., Class A *	43,395	583,229
Cable One, Inc.	2,015	1,107,988
Cardlytics, Inc. *	13,998	173,435
Cargurus, Inc. *	38,901	670,264
Cars.com, Inc. *	26,286	400,336
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Charter Communications, Inc., Class A *	44,335	17,858,138
Cinemark Holdings, Inc. *	47,010	775,195
Clear Channel Outdoor Holdings, Inc. *	153,084	168,392
Comcast Corp., Class A	1,790,866	73,944,857
comScore, Inc. *	46,051	29,468
Cumulus Media, Inc., Class A *	7,422	33,473
CuriosityStream, Inc. *	23,041	12,258
Daily Journal Corp. *	412	119,847
DHI Group, Inc. *	17,605	48,238
DISH Network Corp., Class A *	107,474	526,623
Electronic Arts, Inc.	107,508	13,308,415
Emerald Holding, Inc. *	6,732	33,525
Endeavor Group Holdings, Inc., Class A	82,142	1,869,552
Entravision Communications Corp., Class A	34,841	124,731
Eventbrite, Inc., Class A *	35,982	297,931
EverQuote, Inc., Class A *	8,283	71,151
EW Scripps Co., Class A *	25,886	141,596
Fluent, Inc. *	30,212	14,774
Fox Corp., Class A	162,985	4,953,114
fuboTV, Inc. *	129,071	312,352
Gaia, Inc., Class A *	10,263	27,710
Gannett Co., Inc. *	69,602	162,869
Getty Images Holdings, Inc. *(a)	18,585	78,615
Golden Matrix Group, Inc. *	8,251	20,958
Gray Television, Inc.	36,454	237,680
Grindr, Inc. *	10,471	62,302
Harte Hanks, Inc. *	3,347	21,856
IAC, Inc. *	30,436	1,295,052
iHeartMedia, Inc., Class A *	43,715	102,730
Innovid Corp. *	35,745	35,745
Integral Ad Science Holding Corp. *	20,230	232,240
Interpublic Group of Cos., Inc.	167,394	4,753,990
IZEA Worldwide, Inc. *	8,623	18,626
John Wiley & Sons, Inc., Class A	18,846	570,468
Lee Enterprises, Inc. *	1,545	13,812
Liberty Broadband Corp., Class C *	57,527	4,792,574
Liberty Media Corp.-Liberty Formula One, Class C *	99,957	6,466,218
Liberty Media Corp.-Liberty Live, Class C *	28,755	916,422
Liberty Media Corp.-Liberty SiriusXM, Class C *	97,899	2,403,420
Lions Gate Entertainment Corp., Class A *	77,512	609,244
Live Nation Entertainment, Inc. *	61,645	4,932,833
LiveOne, Inc. *	39,793	38,042
Madison Square Garden Entertainment Corp., Class A *	18,450	562,356
Madison Square Garden Sports Corp. *	7,599	1,277,696
Magnite, Inc. *	51,501	341,967
Marchex, Inc., Class B *	24,313	31,850
Marcus Corp.	10,398	161,585
Match Group, Inc. *	121,155	4,191,963
MediaAlpha, Inc., Class A *	11,398	117,171
Meta Platforms, Inc., Class A *	966,865	291,287,419
National CineMedia, Inc. *(a)	44,303	173,225
Netflix, Inc. *	192,827	79,384,948
New York Times Co., Class A	70,255	2,831,979
News Corp., Class A	219,008	4,529,085
Nexstar Media Group, Inc., Class A	14,534	2,035,923
Nextdoor Holdings, Inc. *	62,506	113,761
Omnicom Group, Inc.	86,584	6,486,007
SECURITY	NUMBER OF SHARES	VALUE ($)
Outbrain, Inc. *	10,250	43,768
Paramount Global, Class B	214,712	2,336,067
Pinterest, Inc., Class A *	252,614	7,548,106
Playstudios, Inc. *	40,501	114,618
Playtika Holding Corp. *	30,485	256,074
PodcastOne, Inc. *	1,895	5,988
PSQ Holdings, Inc. *	8,011	47,425
PubMatic, Inc., Class A *	19,401	218,649
QuinStreet, Inc. *	21,564	243,889
Reading International, Inc., Class B *	1,251	15,763
Reservoir Media, Inc. *	14,527	81,787
ROBLOX Corp., Class A *	209,234	6,655,734
Roku, Inc. *	54,145	3,225,418
Rumble, Inc. *(a)	34,234	153,711
Saga Communications, Inc., Class A	1,989	38,587
Scholastic Corp.	12,861	474,571
Shutterstock, Inc.	10,396	422,909
Sinclair, Inc.	15,351	166,865
Sirius XM Holdings, Inc. (a)	278,423	1,191,650
Skillz, Inc., Class A *	6,303	32,271
Snap, Inc., Class A *	436,540	4,369,765
Sphere Entertainment Co. *	11,111	365,663
Stagwell, Inc., Class A *	43,953	181,086
Take-Two Interactive Software, Inc. *	68,742	9,194,243
TechTarget, Inc. *	11,292	284,333
TEGNA, Inc.	88,242	1,280,391
Thryv Holdings, Inc. *	12,739	222,041
TKO Group Holdings, Inc.	22,979	1,883,818
Townsquare Media, Inc., Class A	6,366	54,748
Trade Desk, Inc., Class A *	193,569	13,735,656
Travelzoo *	4,020	28,261
TripAdvisor, Inc. *	45,081	665,396
Troika Media Group, Inc. *	10,340	10,754
TrueCar, Inc. *	41,115	75,240
Urban One, Inc. *	6,214	32,996
Urban One, Inc., Class A *	6,023	32,705
Vimeo, Inc. *	71,535	220,328
Vivid Seats, Inc., Class A *	9,000	52,920
Walt Disney Co. *	796,194	64,961,468
Warner Bros Discovery, Inc. *	959,875	9,541,158
Warner Music Group Corp., Class A	60,256	1,886,013
WideOpenWest, Inc. *	23,881	168,122
Yelp, Inc., Class A *	29,475	1,243,550
Zedge, Inc., Class B *	11,319	21,732
Ziff Davis, Inc. *	20,262	1,225,041
ZipRecruiter, Inc., Class A *	33,246	354,070
ZoomInfo Technologies, Inc., Class A *	132,890	1,722,254
		1,273,036,949

Pharmaceuticals, Biotechnology & Life Sciences 7.4%
10X Genomics, Inc., Class A *	45,093	1,590,881
180 Life Sciences Corp. *	348,908	149,507
4D Molecular Therapeutics, Inc. *	16,081	172,710
89bio, Inc. *	29,991	221,933
Aadi Bioscience, Inc. *	8,294	36,328
AbbVie, Inc.	768,027	108,430,052
Abeona Therapeutics, Inc. *	8,850	33,807
Absci Corp. *	23,263	30,242
ACADIA Pharmaceuticals, Inc. *	63,466	1,432,428
AcelRx Pharmaceuticals, Inc. *	6,381	3,318
ACELYRIN, Inc. *	13,426	136,744
Achieve Life Sciences, Inc. *	8,279	33,282
Aclaris Therapeutics, Inc. *	25,691	127,941
Acrivon Therapeutics, Inc. *	3,170	16,611
Actinium Pharmaceuticals, Inc. *(a)	12,526	69,895
Acumen Pharmaceuticals, Inc. *	9,845	18,410
Adaptive Biotechnologies Corp. *	49,145	218,204
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ADMA Biologics, Inc. *	83,730	283,007
Adverum Biotechnologies, Inc. *	36,413	32,626
Aerovate Therapeutics, Inc. *	3,663	38,864
Agenus, Inc. *	140,185	112,148
Agilent Technologies, Inc.	128,225	13,254,618
Agios Pharmaceuticals, Inc. *	24,055	505,396
Akebia Therapeutics, Inc. *	79,804	70,228
Akero Therapeutics, Inc. *	24,455	291,504
Akoya Biosciences, Inc. *	7,848	27,468
Alaunos Therapeutics, Inc. *	110,297	8,824
Aldeyra Therapeutics, Inc. *	19,049	32,574
Alector, Inc. *	26,074	135,585
Aligos Therapeutics, Inc. *	31,383	18,830
Alkermes PLC *	71,451	1,728,400
Allakos, Inc. *	29,756	56,834
Allogene Therapeutics, Inc. *	38,872	109,619
Alnylam Pharmaceuticals, Inc. *	54,590	8,286,762
Alpine Immune Sciences, Inc. *	13,710	140,390
Altimmune, Inc. *	20,396	49,154
ALX Oncology Holdings, Inc. *(a)	10,211	73,519
Alzamend Neuro, Inc. *	3,538	6,227
Amgen, Inc.	232,752	59,514,686
Amicus Therapeutics, Inc. *	109,362	1,199,701
Amneal Pharmaceuticals, Inc. *	45,474	175,984
Amphastar Pharmaceuticals, Inc. *	16,418	743,243
Amylyx Pharmaceuticals, Inc. *	17,199	280,516
AnaptysBio, Inc. *	7,265	118,492
Anavex Life Sciences Corp. *	36,218	202,096
ANI Pharmaceuticals, Inc. *	7,569	467,310
Anika Therapeutics, Inc. *	5,811	113,314
Anixa Biosciences, Inc. *	12,785	40,401
Annexon, Inc. *	19,332	43,884
Annovis Bio, Inc. *	2,061	13,623
Apellis Pharmaceuticals, Inc. *	44,448	2,162,840
Apogee Therapeutics, Inc. *	9,804	168,433
Applied Therapeutics, Inc. *	24,504	58,810
AquaBounty Technologies, Inc. *	2,202	4,999
Aquestive Therapeutics, Inc. *	19,078	29,952
Arbutus Biopharma Corp. *	50,681	92,746
ARCA biopharma, Inc. *	14,988	26,679
Arcellx, Inc. *	12,793	450,953
Arcturus Therapeutics Holdings, Inc. *	10,133	193,540
Arcus Biosciences, Inc. *	21,937	344,630
Arcutis Biotherapeutics, Inc. *	17,059	38,383
Ardelyx, Inc. *	92,346	364,767
Arrowhead Pharmaceuticals, Inc. *	46,222	1,136,599
ARS Pharmaceuticals, Inc. *(a)	16,170	57,727
Arvinas, Inc. *	24,238	390,717
Assembly Biosciences, Inc. *	32,452	28,457
Assertio Holdings, Inc. *	40,135	86,290
Astria Therapeutics, Inc. *	9,822	49,012
Atara Biotherapeutics, Inc. *	41,098	53,016
Atea Pharmaceuticals, Inc. *	33,404	108,563
Atossa Therapeutics, Inc. *	45,962	30,813
Atreca, Inc., Class A *	22,959	4,821
aTyr Pharma, Inc. *	26,689	33,361
Aura Biosciences, Inc. *	9,925	80,988
Avantor, Inc. *	292,647	5,100,837
Avid Bioservices, Inc. *	27,120	166,788
Avidity Biosciences, Inc. *	31,152	160,433
Avita Medical, Inc. *	10,054	93,603
Avrobio, Inc. *	9,797	15,577
Axcella Health, Inc. *	730	3,993
Axsome Therapeutics, Inc. *	17,254	1,074,579
Azenta, Inc. *	26,231	1,192,199
Beam Therapeutics, Inc. *	31,404	663,881
BioAtla, Inc. *	18,434	27,098
BioCryst Pharmaceuticals, Inc. *	80,837	443,795
SECURITY	NUMBER OF SHARES	VALUE ($)
Biogen, Inc. *	63,127	14,995,188
Biohaven Ltd. *	26,982	715,293
BioLife Solutions, Inc. *	14,953	151,025
BioMarin Pharmaceutical, Inc. *	81,620	6,647,949
Biomea Fusion, Inc. *	9,488	96,967
Bionano Genomics, Inc. *(a)	27,990	38,626
Biora Therapeutics, Inc. *	8,398	16,334
Bio-Rad Laboratories, Inc., Class A *	9,172	2,524,868
Biote Corp., Class A *	7,115	37,923
Bio-Techne Corp.	68,638	3,749,694
BioVie, Inc., Class A *(a)	4,021	17,532
Black Diamond Therapeutics, Inc. *	14,484	27,230
Bluebird Bio, Inc. *	47,349	139,680
Blueprint Medicines Corp. *	26,097	1,536,069
Bolt Biotherapeutics, Inc. *	3,417	3,349
BrainStorm Cell Therapeutics, Inc. *	11,287	1,704
Bridgebio Pharma, Inc. *	52,453	1,365,876
Bright Green Corp. *	28,510	10,383
Bristol-Myers Squibb Co.	909,034	46,842,522
Bruker Corp.	43,457	2,477,049
C4 Therapeutics, Inc. *	21,536	32,089
Cabaletta Bio, Inc. *	16,585	236,502
Capricor Therapeutics, Inc. *	13,479	38,011
Cara Therapeutics, Inc. *	20,844	26,889
Cardiff Oncology, Inc. *	16,399	17,547
CareDx, Inc. *	22,269	120,475
Caribou Biosciences, Inc. *	40,353	146,481
Carisma Therapeutics, Inc. (a)	11,791	35,373
Cassava Sciences, Inc. *(a)	17,259	347,769
Catalent, Inc. *	77,740	2,673,479
Catalyst Pharmaceuticals, Inc. *	42,971	533,270
Celcuity, Inc. *	4,926	52,462
Celldex Therapeutics, Inc. *	19,973	469,765
CEL-SCI Corp. *(a)	16,481	26,864
Cerevel Therapeutics Holdings, Inc. *	38,421	908,657
Champions Oncology, Inc. *	6,854	37,423
Charles River Laboratories International, Inc. *	22,431	3,776,483
ChromaDex Corp. *	24,667	32,560
Cibus, Inc. *(a)	7,726	83,054
Cidara Therapeutics, Inc. *	26,814	20,566
Citius Pharmaceuticals, Inc. *	76,073	57,253
Clearside Biomedical, Inc. *	20,216	14,649
Clene, Inc. *	25,692	10,020
Cogent Biosciences, Inc. *	35,766	291,851
Cognition Therapeutics, Inc. *	11,965	13,401
Coherus Biosciences, Inc. *	35,313	118,299
Collegium Pharmaceutical, Inc. *	14,303	311,233
Compass Therapeutics, Inc. *	42,767	76,981
Corbus Pharmaceuticals Holdings, Inc. *	3,313	18,056
Corcept Therapeutics, Inc. *	38,291	1,075,211
CorMedix, Inc. *	22,604	78,662
Corvus Pharmaceuticals, Inc. *	15,668	17,705
Crinetics Pharmaceuticals, Inc. *	24,945	730,639
CRISPR Therapeutics AG *(b)	33,946	1,321,518
CryoPort, Inc. *	20,286	196,774
Cue Biopharma, Inc. *	17,072	35,851
Cullinan Oncology, Inc. *	10,191	95,082
Curis, Inc. *	2,854	13,499
Cymabay Therapeutics, Inc. *	45,601	746,944
Cyteir Therapeutics, Inc. *	15,972	47,916
Cytek Biosciences, Inc. *	46,745	196,796
Cytokinetics, Inc. *	41,350	1,441,461
CytomX Therapeutics, Inc. *	24,817	27,299
Danaher Corp.	285,939	54,906,007
Dare Bioscience, Inc. *	30,532	13,068
Day One Biopharmaceuticals, Inc. *	25,478	301,405
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Deciphera Pharmaceuticals, Inc. *	24,491	293,647
Denali Therapeutics, Inc. *	55,676	1,048,379
DermTech, Inc. *(a)	11,512	15,656
DiaMedica Therapeutics, Inc. *	13,251	28,887
Dianthus Therapeutics, Inc. *	1,710	20,520
Disc Medicine, Inc. *	5,436	249,023
Durect Corp. *	11,344	31,196
Dyadic International, Inc. *	16,336	26,464
Dynavax Technologies Corp. *	58,800	835,548
Dyne Therapeutics, Inc. *	13,729	96,789
Eagle Pharmaceuticals, Inc. *	4,393	60,316
Edgewise Therapeutics, Inc. *	18,744	119,962
Editas Medicine, Inc. *	29,920	199,866
Eiger BioPharmaceuticals, Inc. *	33,436	8,727
Elanco Animal Health, Inc. *	215,060	1,894,679
Eledon Pharmaceuticals, Inc. *	14,987	23,380
Eli Lilly & Co.	346,977	192,200,970
Elicio Operating Co., Inc. *	2,363	15,667
Enanta Pharmaceuticals, Inc. *	8,668	78,185
Enliven Therapeutics, Inc. *(a)	8,344	103,382
Entrada Therapeutics, Inc. *	7,643	122,364
EQRx, Inc. *	106,931	233,110
Erasca, Inc. *	37,301	86,165
Esperion Therapeutics, Inc. *	57,991	48,063
Eton Pharmaceuticals, Inc. *	13,239	55,869
Evolus, Inc. *	17,279	131,320
Exact Sciences Corp. *	78,408	4,829,149
Exelixis, Inc. *	150,515	3,099,104
Eyenovia, Inc. *	12,362	16,071
EyePoint Pharmaceuticals, Inc. *	11,679	70,308
Foghorn Therapeutics, Inc. *	8,974	30,063
Fortrea Holdings, Inc. *	38,369	1,089,680
Frequency Therapeutics, Inc. *	23,364	5,675
Fulcrum Therapeutics, Inc. *	24,485	89,125
G1 Therapeutics, Inc. *	21,516	35,501
Gain Therapeutics, Inc. *	7,043	20,143
Galectin Therapeutics, Inc. *	17,413	35,523
Galecto, Inc. *	15,761	8,355
Genelux Corp. *	9,191	133,361
Generation Bio Co. *	24,023	22,541
Genprex, Inc. *	29,742	6,573
Geron Corp. *	188,447	358,049
Gilead Sciences, Inc.	542,246	42,588,001
GlycoMimetics, Inc. *	22,361	27,951
Gossamer Bio, Inc. *	38,544	19,272
Graphite Bio, Inc. *	17,740	44,173
Greenwich Lifesciences, Inc. *	2,671	22,036
Halozyme Therapeutics, Inc. *	56,540	1,915,010
Harmony Biosciences Holdings, Inc. *	13,388	315,154
Harrow, Inc. *	12,577	180,291
Harvard Bioscience, Inc. *	14,274	62,663
Heron Therapeutics, Inc. *	51,211	32,616
HilleVax, Inc. *	5,558	61,138
Homology Medicines, Inc. *	21,971	22,850
Hookipa Pharma, Inc. *	36,285	15,675
Humacyte, Inc. *(a)	22,996	48,752
Icosavax, Inc. *	8,894	54,698
Ideaya Biosciences, Inc. *	25,564	694,574
IGM Biosciences, Inc. *	4,577	18,033
Ikena Oncology, Inc. *	12,066	48,626
Illumina, Inc. *	68,881	7,536,959
Immuneering Corp., Class A *(a)	8,677	60,999
Immunic, Inc. *(a)	25,000	26,500
ImmunityBio, Inc. *(a)	60,586	190,240
ImmunoGen, Inc. *	99,900	1,484,514
Immunome, Inc. *	7,511	66,097
Immunovant, Inc. *	23,486	776,212
IN8bio, Inc. *	13,105	12,319
SECURITY	NUMBER OF SHARES	VALUE ($)
Incyte Corp. *	81,840	4,413,631
Inhibrx, Inc. *	13,459	208,211
Inmune Bio, Inc. *	5,159	37,609
Innoviva, Inc. *	24,927	309,344
Inovio Pharmaceuticals, Inc. *	132,910	48,419
Inozyme Pharma, Inc. *	10,879	32,311
Insmed, Inc. *	63,877	1,600,758
Instil Bio, Inc. *	59,627	22,122
Intellia Therapeutics, Inc. *	37,913	949,721
Intercept Pharmaceuticals, Inc. *	16,133	305,398
Intra-Cellular Therapies, Inc. *	38,421	1,911,829
Invivyd, Inc. *	24,069	38,029
Ionis Pharmaceuticals, Inc. *	61,661	2,729,732
Iovance Biotherapeutics, Inc. *	96,581	368,939
IQVIA Holdings, Inc. *	79,513	14,378,336
Ironwood Pharmaceuticals, Inc., Class A *	56,987	511,173
iTeos Therapeutics, Inc. *	10,503	105,660
Janux Therapeutics, Inc. *	6,583	42,263
Jasper Therapeutics, Inc. *	36,899	25,220
Jazz Pharmaceuticals PLC *	27,628	3,509,309
Johnson & Johnson	1,047,803	155,431,097
KalVista Pharmaceuticals, Inc. *	8,852	75,153
Karuna Therapeutics, Inc. *	15,711	2,617,610
Keros Therapeutics, Inc. *	10,741	306,548
Kezar Life Sciences, Inc. *	182,308	131,462
Kineta, Inc.	8,000	33,920
Kiniksa Pharmaceuticals Ltd., Class A *	12,806	195,291
Kinnate Biopharma, Inc. *	9,080	10,079
Kodiak Sciences, Inc. *	15,730	22,809
Kronos Bio, Inc. *	16,500	14,436
Krystal Biotech, Inc. *	10,641	1,243,614
Kura Oncology, Inc. *	27,728	234,302
Kymera Therapeutics, Inc. *	16,569	193,360
Lantern Pharma, Inc. *	657	1,633
Larimar Therapeutics, Inc. *	15,137	44,351
Lexicon Pharmaceuticals, Inc. *	46,637	57,830
Ligand Pharmaceuticals, Inc. *	7,105	371,520
Lineage Cell Therapeutics, Inc. *	68,183	77,729
Lipocine, Inc. *	2,942	7,502
Liquidia Corp. *	20,793	135,362
Longboard Pharmaceuticals, Inc. *	7,324	39,659
Lyell Immunopharma, Inc. *	61,098	101,117
Lyra Therapeutics, Inc. *	9,060	26,908
MacroGenics, Inc. *	24,123	125,922
Madrigal Pharmaceuticals, Inc. *	6,755	887,472
MannKind Corp. *	113,573	487,228
Maravai LifeSciences Holdings, Inc., Class A *	48,185	330,549
Marinus Pharmaceuticals, Inc. *	19,569	135,809
MaxCyte, Inc. *	38,683	114,502
MediciNova, Inc. *	17,843	34,080
Medpace Holdings, Inc. *	10,142	2,461,159
MEI Pharma, Inc. *	4,822	32,886
Merck & Co., Inc.	1,104,155	113,396,718
Merrimack Pharmaceuticals, Inc. *	5,681	69,479
Mersana Therapeutics, Inc. *	44,571	53,039
Mesa Laboratories, Inc.	2,222	208,490
Mettler-Toledo International, Inc. *	9,548	9,406,690
MiMedx Group, Inc. *	51,298	336,515
Mind Medicine MindMed, Inc. *	18,372	47,032
Mineralys Therapeutics, Inc. *	5,051	39,044
MiNK Therapeutics, Inc. *	1,744	1,779
Mirati Therapeutics, Inc. *	26,605	1,477,376
Miromatrix Medical, Inc. *	11,036	36,640
Mirum Pharmaceuticals, Inc. *	14,627	401,219
Moderna, Inc. *	143,815	10,924,187
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Moleculin Biotech, Inc. *	5,479	2,653
Monte Rosa Therapeutics, Inc. *	13,679	46,509
Morphic Holding, Inc. *	17,544	350,003
Mustang Bio, Inc. *	5,943	9,747
Myriad Genetics, Inc. *	34,998	545,269
Natera, Inc. *	47,049	1,857,024
Nautilus Biotechnology, Inc. *	22,256	56,975
Nektar Therapeutics, Class A *	99,411	46,624
Neurocrine Biosciences, Inc. *	42,863	4,755,221
NextCure, Inc. *	10,000	10,300
Novavax, Inc. *(a)	37,078	246,939
NRX Pharmaceuticals, Inc. *	43,732	14,213
Nurix Therapeutics, Inc. *	17,851	99,787
Nuvalent, Inc., Class A *	13,827	720,248
Nuvectis Pharma, Inc. *(a)	2,330	20,854
Ocean Biomedical, Inc. *(a)	6,470	10,870
Ocugen, Inc. *	170,254	62,636
Ocular Therapeutix, Inc. *	36,014	102,640
Ocuphire Pharma, Inc. *	5,599	15,957
Olema Pharmaceuticals, Inc. *	18,580	246,928
Omega Therapeutics, Inc. *	9,399	12,877
Omeros Corp. *(a)	26,846	31,947
OmniAb, Inc. *	48,133	219,005
Oncternal Therapeutics, Inc. *	32,249	10,945
Optinose, Inc. *	36,174	40,877
Oragenics, Inc. *	1,680	6,114
Organogenesis Holdings, Inc., Class A *	29,326	65,690
Organon & Co.	112,824	1,668,667
ORIC Pharmaceuticals, Inc. *	16,653	111,575
Ovid therapeutics, Inc. *	26,321	93,440
Pacific Biosciences of California, Inc. *	99,022	611,956
Pacira BioSciences, Inc. *	19,757	558,333
Palatin Technologies, Inc. *	5,171	10,652
Passage Bio, Inc. *	7,891	5,050
PDS Biotechnology Corp. *(a)	13,278	55,369
PepGen, Inc. *	4,814	24,648
Perrigo Co. PLC	58,233	1,609,560
Personalis, Inc. *	22,941	22,074
Perspective Therapeutics, Inc. *	116,009	30,046
Pfizer, Inc.	2,456,735	75,077,822
PharmaCyte Biotech, Inc. *	5,947	12,608
Phathom Pharmaceuticals, Inc. *	11,258	104,699
Phibro Animal Health Corp., Class A	8,185	89,380
Pliant Therapeutics, Inc. *	25,045	367,410
PMV Pharmaceuticals, Inc. *	14,570	22,001
Point Biopharma Global, Inc. *	40,904	517,845
Poseida Therapeutics, Inc., Class A *	19,911	40,220
Praxis Precision Medicines, Inc. *	21,152	21,787
Precigen, Inc. *	67,713	76,516
Prelude Therapeutics, Inc. *	7,515	12,700
Prestige Consumer Healthcare, Inc. *	21,494	1,275,884
Prime Medicine, Inc. *(a)	18,724	121,519
ProKidney Corp. *(a)	17,259	28,132
ProPhase Labs, Inc. *	5,896	25,883
Protagonist Therapeutics, Inc. *	23,130	336,310
Prothena Corp. PLC *	17,365	633,128
PTC Therapeutics, Inc. *	31,922	598,537
Puma Biotechnology, Inc. *	19,453	47,854
Pyxis Oncology, Inc. *	6,524	10,895
Quanterix Corp. *	14,993	325,648
Quantum-Si, Inc. *	32,018	38,422
Quince Therapeutics, Inc. *	11,013	10,689
Rallybio Corp. *	7,128	29,938
Rani Therapeutics Holdings, Inc., Class A *	2,793	5,474
Rapid Micro Biosystems, Inc., Class A *	6,797	7,001
SECURITY	NUMBER OF SHARES	VALUE ($)
RAPT Therapeutics, Inc. *	10,996	144,597
Recursion Pharmaceuticals, Inc., Class A *	69,639	367,694
Regeneron Pharmaceuticals, Inc. *	46,446	36,222,771
REGENXBIO, Inc. *	16,406	211,473
Regulus Therapeutics, Inc. *	9,113	11,118
Relay Therapeutics, Inc. *	58,957	389,116
Relmada Therapeutics, Inc. *	12,505	37,390
Reneo Pharmaceuticals, Inc. *	7,425	60,068
RenovoRx, Inc. *	49,232	52,678
Repligen Corp. *	22,747	3,060,836
Replimune Group, Inc. *	24,096	351,079
Revance Therapeutics, Inc. *	36,568	288,522
Reviva Pharmaceuticals Holdings, Inc. *(a)	4,892	22,943
REVOLUTION Medicines, Inc. *	43,835	867,933
Revvity, Inc.	54,597	4,523,361
Rezolute, Inc. *	13,757	13,309
Rhythm Pharmaceuticals, Inc. *	22,511	520,229
Rigel Pharmaceuticals, Inc. *	65,618	52,973
Rocket Pharmaceuticals, Inc. *	35,447	641,591
Roivant Sciences Ltd. *	141,513	1,222,672
Royalty Pharma PLC, Class A	168,881	4,537,832
SAB Biotherapeutics, Inc. *	16,238	16,236
Sage Therapeutics, Inc. *	22,552	422,399
Sana Biotechnology, Inc. *	38,121	112,838
Sangamo Therapeutics, Inc. *	80,106	50,483
Sarepta Therapeutics, Inc. *	40,733	2,741,738
Savara, Inc. *	40,048	146,576
Scholar Rock Holding Corp. *	13,870	163,111
Scilex Holding Co. *(b)	30,357	46,849
scPharmaceuticals, Inc. *	7,807	41,767
SCYNEXIS, Inc. *	8,875	16,774
Seagen, Inc. *	61,235	13,031,420
Seelos Therapeutics, Inc. *	99,356	18,450
Seer, Inc., Class A *	17,867	29,302
Selecta Biosciences, Inc. *	59,796	74,745
SELLAS Life Sciences Group, Inc. *	16,238	15,752
Sera Prognostics, Inc., Class A *	12,000	21,000
Seres Therapeutics, Inc. *	40,525	62,003
Shattuck Labs, Inc. *	20,881	33,827
SIGA Technologies, Inc.	17,097	87,195
Societal CDMO, Inc. *	37,047	12,766
Solid Biosciences, Inc. *	4,276	9,535
SomaLogic, Inc. *	72,426	161,510
Sotera Health Co. *	43,614	552,153
Spero Therapeutics, Inc. *	28,565	30,850
SpringWorks Therapeutics, Inc. *	24,215	554,523
Spruce Biosciences, Inc. *	15,289	17,429
Standard BioTools, Inc. *	31,192	62,072
Stoke Therapeutics, Inc. *	12,708	48,417
Summit Therapeutics, Inc. *(a)	46,158	89,547
Supernus Pharmaceuticals, Inc. *	23,188	553,034
Sutro Biopharma, Inc. *	23,381	64,298
Syndax Pharmaceuticals, Inc. *	28,799	405,490
Synlogic, Inc. *	1,666	3,149
Syros Pharmaceuticals, Inc. *	4,670	11,628
Tango Therapeutics, Inc. *	18,079	151,864
Tarsus Pharmaceuticals, Inc. *	8,807	125,412
Taysha Gene Therapies, Inc. *	16,140	37,768
Tenaya Therapeutics, Inc. *	14,896	27,111
Terns Pharmaceuticals, Inc. *	16,643	87,542
TG Therapeutics, Inc. *	60,796	469,953
TherapeuticsMD, Inc. *	7,060	15,038
Theravance Biopharma, Inc. *	21,449	202,479
Theriva Biologics, Inc. *	13,566	6,078
Thermo Fisher Scientific, Inc.	167,939	74,694,229
Theseus Pharmaceuticals, Inc. *(a)	9,940	22,862
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Third Harmonic Bio, Inc. *	5,232	33,485
Tourmaline Bio, Inc.	1,370	22,591
Travere Therapeutics, Inc. *	29,285	189,767
Trevi Therapeutics, Inc. *	12,557	22,351
Twist Bioscience Corp. *	25,495	401,801
Tyra Biosciences, Inc. *	6,880	79,808
Ultragenyx Pharmaceutical, Inc. *	34,727	1,229,336
uniQure NV *	18,083	103,073
United Therapeutics Corp. *	20,493	4,567,070
UNITY Biotechnology, Inc. *	4,595	9,144
Vanda Pharmaceuticals, Inc. *	24,287	106,377
Vaxart, Inc. *	314,821	207,971
Vaxcyte, Inc. *	37,490	1,803,269
Vaxxinity, Inc., Class A *(a)	22,917	26,355
Ventyx Biosciences, Inc. *	20,885	301,162
Vera Therapeutics, Inc., Class A *	12,309	128,260
Veracyte, Inc. *	30,348	628,811
Verastem, Inc. *	7,159	44,959
Vericel Corp. *	20,027	704,550
Verrica Pharmaceuticals, Inc. *(a)	7,637	28,104
Vertex Pharmaceuticals, Inc. *	112,407	40,703,699
Verve Therapeutics, Inc. *	18,886	227,387
Viatris, Inc.	527,718	4,696,690
Vigil Neuroscience, Inc. *	5,235	36,645
Viking Therapeutics, Inc. *	44,820	439,684
Vir Biotechnology, Inc. *	41,660	330,364
Viracta Therapeutics, Inc. *	12,430	7,707
Viridian Therapeutics, Inc. *	18,686	233,575
Vor BioPharma, Inc. *	17,792	32,559
Voyager Therapeutics, Inc. *	12,446	81,770
Waters Corp. *	25,492	6,080,607
WaVe Life Sciences Ltd. *	29,975	161,265
Werewolf Therapeutics, Inc. *	6,982	17,455
West Pharmaceutical Services, Inc.	32,001	10,185,598
X4 Pharmaceuticals, Inc. *	42,386	33,930
XBiotech, Inc. *	10,477	43,794
Xencor, Inc. *	25,852	448,532
Xeris Biopharma Holdings, Inc. *	60,840	111,337
Xilio Therapeutics, Inc. *	11,925	25,639
XOMA Corp. *	2,843	53,591
Y-mAbs Therapeutics, Inc. *	14,556	77,729
Zentalis Pharmaceuticals, Inc. *	24,484	400,558
Zevra Therapeutics, Inc. *	11,139	49,903
Zoetis, Inc.	200,298	31,446,786
Zura Bio Ltd., Class A *(a)	5,513	25,911
		1,317,127,258

Real Estate Management & Development 0.2%
Altisource Portfolio Solutions SA *	9,415	35,400
AMREP Corp. *	2,361	39,405
Anywhere Real Estate, Inc. *	48,041	224,352
CBRE Group, Inc., Class A *	134,475	9,324,497
Compass, Inc., Class A *	148,596	294,220
CoStar Group, Inc. *	177,484	13,029,101
Cushman & Wakefield PLC *	70,899	522,526
DigitalBridge Group, Inc.	63,571	1,007,600
Doma Holdings, Inc. *	1,501	6,199
Douglas Elliman, Inc.	28,072	49,687
eXp World Holdings, Inc.	31,554	418,722
Fathom Holdings, Inc. *	2,686	7,333
Forestar Group, Inc. *	6,900	163,875
FRP Holdings, Inc. *	2,978	160,187
Howard Hughes Holdings, Inc. *	14,474	960,060
InterGroup Corp. *	1,138	30,612
Jones Lang LaSalle, Inc. *	20,507	2,623,255
Kennedy-Wilson Holdings, Inc.	52,161	671,312
Marcus & Millichap, Inc.	11,056	317,307
SECURITY	NUMBER OF SHARES	VALUE ($)
Maui Land & Pineapple Co., Inc. *	3,498	51,211
Newmark Group, Inc., Class A	53,804	305,069
Offerpad Solutions, Inc. *	8,794	69,912
Opendoor Technologies, Inc. *	251,531	477,909
Rafael Holdings, Inc., Class B *	1,046	1,862
RE/MAX Holdings, Inc., Class A	6,967	74,965
Redfin Corp. *	46,168	215,143
RMR Group, Inc., Class A	6,145	138,385
Seritage Growth Properties, Class A *	16,651	120,553
St. Joe Co.	15,558	725,625
Stratus Properties, Inc. *	3,398	87,227
Tejon Ranch Co. *	11,108	172,396
WeWork, Inc., Class A *(a)	7,890	17,989
Zillow Group, Inc., Class C *	92,725	3,361,281
		35,705,177

Semiconductors & Semiconductor Equipment 6.5%
ACM Research, Inc., Class A *	22,189	301,770
Advanced Micro Devices, Inc. *	703,029	69,248,356
Aehr Test Systems *	11,116	261,893
Allegro MicroSystems, Inc. *	29,795	773,478
Alpha & Omega Semiconductor Ltd. *	9,994	237,058
Ambarella, Inc. *	16,219	729,693
Amkor Technology, Inc.	45,775	954,866
Amtech Systems, Inc. *	6,347	45,476
Analog Devices, Inc.	218,183	34,326,731
Applied Materials, Inc.	365,400	48,360,690
Atomera, Inc. *(a)	12,488	79,923
Axcelis Technologies, Inc. *	14,115	1,799,662
AXT, Inc. *	15,887	31,615
Broadcom, Inc.	179,572	151,086,494
CEVA, Inc. *	10,247	175,941
Cirrus Logic, Inc. *	23,648	1,582,761
Cohu, Inc. *	20,047	604,217
Credo Technology Group Holding Ltd. *	50,392	716,574
CVD Equipment Corp. *	3,009	17,482
Diodes, Inc. *	19,535	1,271,338
Enphase Energy, Inc. *	59,223	4,712,966
Entegris, Inc.	64,985	5,721,279
Everspin Technologies, Inc. *	8,698	84,110
First Solar, Inc. *	46,365	6,604,694
FormFactor, Inc. *	33,029	1,119,023
GSI Technology, Inc. *	8,052	15,862
Ichor Holdings Ltd. *	12,049	292,309
Impinj, Inc. *	9,452	610,694
indie Semiconductor, Inc., Class A *	56,060	274,133
Intel Corp.	1,822,330	66,515,045
inTEST Corp. *	4,591	59,362
KLA Corp.	59,491	27,942,923
Kopin Corp. *	40,189	49,432
Kulicke & Soffa Industries, Inc.	25,768	1,072,206
Lam Research Corp.	58,002	34,117,936
Lattice Semiconductor Corp. *	59,972	3,335,043
MACOM Technology Solutions Holdings, Inc. *	23,035	1,624,889
Marvell Technology, Inc.	374,213	17,670,338
MaxLinear, Inc. *	31,865	484,348
Meta Materials, Inc. *	393,855	47,656
Microchip Technology, Inc.	237,391	16,923,604
Micron Technology, Inc.	476,600	31,870,242
MKS Instruments, Inc.	27,580	1,810,903
Monolithic Power Systems, Inc.	20,743	9,163,013
Navitas Semiconductor Corp., Class A *	53,865	282,253
NVE Corp.	1,912	130,016
NVIDIA Corp.	1,074,492	438,177,838
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
NXP Semiconductors NV	112,456	19,390,788
ON Semiconductor Corp. *	188,331	11,797,054
Onto Innovation, Inc. *	21,746	2,443,598
PDF Solutions, Inc. *	12,456	330,458
Photronics, Inc. *	27,001	495,738
Pixelworks, Inc. *	21,959	26,790
Power Integrations, Inc.	24,536	1,701,081
Qorvo, Inc. *	42,910	3,751,192
QUALCOMM, Inc.	485,607	52,926,307
QuickLogic Corp. *	7,578	70,930
Rambus, Inc. *	48,235	2,620,608
Rigetti Computing, Inc. *	30,086	31,891
Semtech Corp. *	27,200	379,712
Silicon Laboratories, Inc. *	13,805	1,272,545
SiTime Corp. *	7,254	723,949
SkyWater Technology, Inc. *	2,749	13,553
Skyworks Solutions, Inc.	69,254	6,007,092
SMART Global Holdings, Inc. *	21,681	297,030
SolarEdge Technologies, Inc. *	24,687	1,874,978
Synaptics, Inc. *	16,813	1,406,576
Teradyne, Inc.	67,193	5,595,161
Texas Instruments, Inc.	395,085	56,106,021
Transphorm, Inc. *	11,592	30,255
Trio-Tech International *	2,059	14,022
Ultra Clean Holdings, Inc. *	21,314	508,552
Universal Display Corp.	18,753	2,610,043
Veeco Instruments, Inc. *	24,931	596,848
Wolfspeed, Inc. *	53,532	1,811,523
		1,158,152,430

Software & Services 12.0%
8x8, Inc. *	46,219	110,001
A10 Networks, Inc.	27,651	300,566
Accenture PLC, Class A	274,479	81,544,966
ACI Worldwide, Inc. *	46,527	947,755
Adeia, Inc.	47,028	396,446
Adobe, Inc. *	198,333	105,525,056
Agilysys, Inc. *	8,573	735,478
Akamai Technologies, Inc. *	65,876	6,806,967
Alarm.com Holdings, Inc. *	22,683	1,159,782
Alkami Technology, Inc. *	15,859	284,669
Altair Engineering, Inc., Class A *	24,227	1,504,981
Alteryx, Inc., Class A *	27,268	872,849
American Software, Inc., Class A	13,798	151,364
Amplitude, Inc., Class A *	27,091	269,826
ANSYS, Inc. *	37,696	10,489,289
Appfolio, Inc., Class A *	8,785	1,647,802
Appian Corp., Class A *	17,792	702,072
Applied Digital Corp. *	28,011	136,694
AppLovin Corp., Class A *	58,930	2,147,409
Arteris, Inc. *	9,920	54,064
Asana, Inc., Class A *	34,549	638,120
Aspen Technology, Inc. *	12,573	2,234,851
Atlassian Corp., Class A *	66,037	11,928,924
AudioEye, Inc. *	4,308	19,128
Aurora Innovation, Inc. *	328,387	574,677
Autodesk, Inc. *	93,158	18,410,816
AvePoint, Inc. *	39,999	299,593
Backblaze, Inc., Class A *	5,377	28,014
Bentley Systems, Inc., Class B	99,873	4,857,823
BigCommerce Holdings, Inc. *	27,578	245,168
Bill Holdings, Inc. *	42,499	3,879,734
Blackbaud, Inc. *	18,300	1,196,820
BlackLine, Inc. *	22,134	1,086,779
Blend Labs, Inc., Class A *	73,956	89,487
Box, Inc., Class A *	61,960	1,540,326
Braze, Inc., Class A *	20,845	887,580
SECURITY	NUMBER OF SHARES	VALUE ($)
Brightcove, Inc. *	15,409	47,460
C3.ai, Inc., Class A *(a)	40,940	998,936
Cadence Design Systems, Inc. *	118,264	28,365,620
Castellum, Inc. *	34,318	18,017
CCC Intelligent Solutions Holdings, Inc. *	88,515	953,307
Cerence, Inc. *	17,854	273,345
Cipher Mining, Inc. *(a)	16,000	53,280
Cleanspark, Inc. *	73,985	303,339
Clear Secure, Inc., Class A	35,287	593,527
Clearwater Analytics Holdings, Inc., Class A *	39,541	714,901
Cloudflare, Inc., Class A *	127,018	7,200,650
Cognizant Technology Solutions Corp., Class A	219,990	14,182,755
CommVault Systems, Inc. *	19,014	1,242,565
Computer Task Group, Inc. *	7,864	81,628
Confluent, Inc., Class A *	92,336	2,669,434
Consensus Cloud Solutions, Inc. *	7,116	153,634
CoreCard Corp. *	2,218	47,399
Couchbase, Inc. *	10,823	168,406
Crowdstrike Holdings, Inc., Class A *	97,459	17,227,827
CS Disco, Inc. *	8,360	46,900
CSP, Inc.	2,909	60,653
DarioHealth Corp. *(a)	10,290	13,171
Datadog, Inc., Class A *	129,779	10,573,095
Dave, Inc. *(a)	5,855	29,626
DecisionPoint Systems, Inc. *	4,188	21,610
Digimarc Corp. *	5,752	149,207
Digital Turbine, Inc. *	39,598	187,695
DigitalOcean Holdings, Inc. *	24,086	492,800
DocuSign, Inc., Class A *	88,487	3,440,375
Dolby Laboratories, Inc., Class A	26,426	2,138,920
Domo, Inc., Class B *	14,774	120,556
DoubleVerify Holdings, Inc. *	54,733	1,523,219
Dropbox, Inc., Class A *	112,036	2,946,547
D-Wave Quantum, Inc. *	23,310	16,830
DXC Technology Co. *	89,096	1,797,066
Dynatrace, Inc. *	103,310	4,618,990
E2open Parent Holdings, Inc. *	73,998	213,854
Ebix, Inc.	10,319	62,843
Edgio, Inc. *	117,132	91,621
eGain Corp. *	7,634	45,957
Elastic NV *	34,780	2,609,891
Enfusion, Inc., Class A *	18,455	153,177
EngageSmart, Inc. *	20,503	464,393
Envestnet, Inc. *	21,407	792,059
EPAM Systems, Inc. *	25,266	5,497,124
Everbridge, Inc. *	16,799	346,227
EverCommerce, Inc. *	12,868	123,275
Expensify, Inc., Class A *	18,547	49,520
Fair Isaac Corp. *	10,779	9,117,633
Fastly, Inc., Class A *	49,899	732,018
Five9, Inc. *	32,050	1,854,733
Fortinet, Inc. *	283,850	16,227,704
Freshworks, Inc., Class A *	71,818	1,288,415
Gartner, Inc. *	34,311	11,392,624
Gen Digital, Inc.	243,719	4,060,359
Gitlab, Inc., Class A *	34,834	1,507,616
Glimpse Group, Inc. *	1,370	1,288
GoDaddy, Inc., Class A *	63,722	4,666,362
Grid Dynamics Holdings, Inc. *	23,721	240,531
Guidewire Software, Inc. *	35,881	3,233,955
Hackett Group, Inc.	9,720	216,659
HashiCorp, Inc., Class A *	44,803	882,171
HubSpot, Inc. *	21,722	9,205,132
Informatica, Inc., Class A *	15,704	301,203
Information Services Group, Inc.	16,112	65,415
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Instructure Holdings, Inc. *	7,414	182,607
Intapp, Inc. *	11,932	408,074
Intellicheck, Inc. *	12,962	23,980
InterDigital, Inc.	11,325	852,206
International Business Machines Corp.	396,407	57,336,308
Intuit, Inc.	121,863	60,316,092
Issuer Direct Corp. *	1,318	22,986
Jamf Holding Corp. *	24,817	398,561
Kaltura, Inc. *	33,164	57,042
Kyndryl Holdings, Inc. *	99,687	1,458,421
LivePerson, Inc. *	29,329	77,429
LiveRamp Holdings, Inc. *	30,335	839,066
LiveVox Holdings, Inc. *	12,597	45,475
Manhattan Associates, Inc. *	26,778	5,221,174
Marathon Digital Holdings, Inc. *(a)	71,998	634,302
MariaDB PLC *	13,835	6,187
Matterport, Inc. *	104,115	212,395
MeridianLink, Inc. *	8,842	145,186
Microsoft Corp.	3,232,291	1,092,869,910
MicroStrategy, Inc., Class A *	5,281	2,235,923
Mitek Systems, Inc. *	18,641	199,086
Model N, Inc. *	14,577	351,306
MongoDB, Inc., Class A *	30,724	10,587,183
N-able, Inc. *	29,867	387,076
nCino, Inc. *	26,902	755,946
NCR Voyix Corp. *	57,071	872,616
New Relic, Inc. *	23,553	2,041,339
NextNav, Inc. *(a)	23,511	109,561
Nutanix, Inc., Class A *	102,615	3,713,637
Okta, Inc. *	67,807	4,570,870
Olo, Inc., Class A *	44,208	225,903
OMNIQ Corp. *	3,906	2,476
ON24, Inc.	17,135	105,380
OneSpan, Inc. *	14,940	118,026
Oracle Corp.	685,014	70,830,448
PagerDuty, Inc. *	40,603	818,963
Palantir Technologies, Inc., Class A *	826,118	12,226,546
Palo Alto Networks, Inc. *	133,087	32,342,803
Park City Group, Inc. (a)	6,299	61,352
Pegasystems, Inc.	17,857	763,208
Perficient, Inc. *	14,763	859,059
Porch Group, Inc. *	33,000	18,563
PowerSchool Holdings, Inc., Class A *	25,358	505,131
Procore Technologies, Inc. *	38,619	2,359,235
Progress Software Corp.	18,695	960,549
PROS Holdings, Inc. *	18,413	573,565
PTC, Inc. *	51,507	7,232,613
Q2 Holdings, Inc. *	25,051	752,282
Qualys, Inc. *	15,973	2,443,070
Quantum Computing, Inc. *(a)	10,216	7,423
Rackspace Technology, Inc. *	28,860	35,209
Rapid7, Inc. *	26,026	1,209,949
Red Violet, Inc. *	5,306	105,006
Rekor Systems, Inc. *	22,007	60,519
Research Solutions, Inc. *	18,069	42,281
Rimini Street, Inc. *	21,843	47,399
RingCentral, Inc., Class A *	37,195	988,643
Riot Platforms, Inc. *	76,842	751,515
Roper Technologies, Inc.	46,468	22,702,871
Salesforce, Inc. *	423,818	85,115,369
Samsara, Inc., Class A *	66,659	1,537,823
SecureWorks Corp., Class A *	5,067	29,794
SEMrush Holdings, Inc., Class A *	17,212	139,073
SentinelOne, Inc., Class A *	106,405	1,663,110
ServiceNow, Inc. *	88,767	51,649,079
Smartsheet, Inc., Class A *	59,249	2,342,705
Smith Micro Software, Inc. *	24,721	26,204
SECURITY	NUMBER OF SHARES	VALUE ($)
Snowflake, Inc., Class A *	141,987	20,606,573
SolarWinds Corp. *	20,785	191,430
SoundHound AI, Inc., Class A *(a)	100,991	160,576
SoundThinking, Inc. *	3,910	59,002
Splunk, Inc. *	66,211	9,743,611
Sprinklr, Inc., Class A *	46,111	626,648
Sprout Social, Inc., Class A *	20,873	903,383
SPS Commerce, Inc. *	16,126	2,585,643
Squarespace, Inc., Class A *	20,734	589,053
SRAX, Inc. *(b)	9,789	587
Synchronoss Technologies, Inc. *	37,860	17,416
Synopsys, Inc. *	66,210	31,081,622
Telos Corp. *	25,409	58,949
Tenable Holdings, Inc. *	49,284	2,075,349
Teradata Corp. *	42,588	1,819,359
Terawulf, Inc. *(a)	50,627	56,196
Thoughtworks Holding, Inc. *	49,108	166,476
Tucows, Inc., Class A *	4,136	69,857
Twilio, Inc., Class A *	78,686	4,033,444
Tyler Technologies, Inc. *	18,245	6,803,560
UiPath, Inc., Class A *	175,108	2,719,427
Unisys Corp. *	28,890	80,314
Unity Software, Inc. *	104,970	2,663,089
Varonis Systems, Inc., Class B *	47,281	1,590,533
Verint Systems, Inc. *	27,662	520,322
VeriSign, Inc. *	38,915	7,769,769
Vertex, Inc., Class A *	17,186	416,073
Viant Technology, Inc., Class A *	10,390	56,002
VMware, Inc., Class A *	95,714	13,940,744
Weave Communications, Inc. *	12,631	90,438
WM Technology, Inc. *	40,927	44,610
Workday, Inc., Class A *	89,544	18,957,360
Workiva, Inc., Class A *	20,752	1,807,292
Xperi, Inc. *	20,285	172,220
Yext, Inc. *	46,726	281,758
Zeta Global Holdings Corp., Class A *	65,475	510,705
Zoom Video Communications, Inc., Class A *	108,934	6,533,861
Zscaler, Inc. *	38,020	6,033,394
Zuora, Inc., Class A *	53,921	399,555
		2,137,444,213

Technology Hardware & Equipment 8.1%
908 Devices, Inc. *	8,267	49,023
ADTRAN Holdings, Inc.	33,081	217,342
Advanced Energy Industries, Inc.	16,209	1,414,397
AEye, Inc. *	68,009	13,969
Airgain, Inc. *	7,096	23,488
Akoustis Technologies, Inc. *	28,099	14,246
Amphenol Corp., Class A	259,291	20,885,890
Apple, Inc.	6,393,644	1,091,842,586
Applied Optoelectronics, Inc. *	18,315	136,080
Arista Networks, Inc. *	109,231	21,886,615
Arlo Technologies, Inc. *	40,417	343,140
Arrow Electronics, Inc. *	24,110	2,734,315
AstroNova, Inc. *	4,083	55,447
Aviat Networks, Inc. *	4,936	131,791
Avid Technology, Inc. *	14,380	388,548
Avnet, Inc.	39,184	1,815,395
Badger Meter, Inc.	13,065	1,810,156
Bel Fuse, Inc., Class A	1,180	61,089
Bel Fuse, Inc., Class B	4,185	226,743
Belden, Inc.	18,105	1,283,645
Benchmark Electronics, Inc.	14,875	360,124
Boxlight Corp., Class A *	5,871	9,922
Calix, Inc. *	24,990	827,669
Cambium Networks Corp. *	4,047	20,154
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
CDW Corp.	58,397	11,702,759
Ciena Corp. *	64,087	2,704,471
Cisco Systems, Inc.	1,773,186	92,436,186
Clearfield, Inc. *	5,453	130,981
ClearSign Technologies Corp. *	25,555	20,955
Climb Global Solutions, Inc.	1,603	71,301
Coda Octopus Group, Inc. *	1,343	8,864
Cognex Corp.	75,897	2,731,533
Coherent Corp. *	56,739	1,679,474
CommScope Holding Co., Inc. *	88,343	130,748
CompoSecure, Inc. *	5,277	31,820
Comtech Telecommunications Corp.	11,741	143,240
Corning, Inc.	334,758	8,958,124
Corsair Gaming, Inc. *	17,044	217,993
CPI Card Group, Inc. *	1,805	29,873
Crane NXT Co.	20,920	1,087,840
CTS Corp.	13,417	501,930
Daktronics, Inc. *	15,645	150,505
Dell Technologies, Inc., Class C	110,806	7,414,029
Digi International, Inc. *	17,947	451,905
Eastman Kodak Co. *	29,007	107,906
ePlus, Inc. *	11,248	703,000
Evolv Technologies Holdings, Inc. *	31,854	135,380
Extreme Networks, Inc. *	55,202	1,138,265
F5, Inc. *	25,791	3,909,658
Fabrinet *	15,642	2,424,510
FARO Technologies, Inc. *	8,279	106,551
Focus Universal, Inc. *(a)	10,500	18,690
Frequency Electronics, Inc.	4,719	34,873
Genasys, Inc. *	20,918	37,234
Harmonic, Inc. *	48,599	524,383
Hewlett Packard Enterprise Co.	562,124	8,645,467
HP, Inc.	377,811	9,947,764
Identiv, Inc. *	8,288	50,474
Immersion Corp.	13,101	83,715
Infinera Corp. *	81,798	239,668
Inseego Corp. *	42,053	19,037
Insight Enterprises, Inc. *	13,131	1,881,672
Intevac, Inc. *	11,887	38,157
IonQ, Inc. *(a)	74,268	715,944
IPG Photonics Corp. *	13,349	1,146,679
Iteris, Inc. *	21,639	95,644
Itron, Inc. *	19,611	1,123,318
Jabil, Inc.	57,251	7,030,423
Juniper Networks, Inc.	141,821	3,817,821
Key Tronic Corp. *	4,943	18,833
Keysight Technologies, Inc. *	77,796	9,495,002
Kimball Electronics, Inc. *	10,963	287,231
Knowles Corp. *	40,205	522,263
KVH Industries, Inc. *	5,414	25,338
Lantronix, Inc. *	11,128	50,855
LightPath Technologies, Inc., Class A *	24,173	38,435
Lightwave Logic, Inc. *(a)	49,166	222,722
Littelfuse, Inc.	11,080	2,400,704
Lumentum Holdings, Inc. *	29,766	1,167,125
Luna Innovations, Inc. *	15,596	88,585
Methode Electronics, Inc.	15,172	346,984
MicroVision, Inc. *(a)	76,762	145,080
Mirion Technologies, Inc., Class A *	82,287	570,249
Motorola Solutions, Inc.	72,767	20,262,699
Movano, Inc. *	16,747	16,747
Movella Holdings, Inc. *	14,710	6,472
Napco Security Technologies, Inc.	12,442	228,560
Neonode, Inc. *	4,440	4,928
NetApp, Inc.	91,157	6,634,406
NETGEAR, Inc. *	13,065	165,142
NetScout Systems, Inc. *	32,036	699,346
nLight, Inc. *	20,404	169,965
SECURITY	NUMBER OF SHARES	VALUE ($)
Novanta, Inc. *	15,969	2,108,866
One Stop Systems, Inc. *	12,911	25,822
OSI Systems, Inc. *	6,538	681,717
Ouster, Inc. *	11,961	45,691
PAR Technology Corp. *	12,016	350,747
PC Connection, Inc.	4,459	238,913
PCTEL, Inc.	8,960	61,376
Plexus Corp. *	12,143	1,193,900
Powerfleet, Inc. *	11,361	21,018
Presto Automation, Inc. *	1,038	1,391
Pure Storage, Inc., Class A *	126,669	4,282,679
Quantum Corp. *	57,798	25,732
Red Cat Holdings, Inc. *	18,398	16,006
Research Frontiers, Inc. *	21,870	23,620
RF Industries Ltd. *	7,044	20,850
Ribbon Communications, Inc. *	38,255	71,919
Richardson Electronics Ltd.	5,554	63,704
Rogers Corp. *	7,252	891,198
Sanmina Corp. *	24,694	1,256,184
ScanSource, Inc. *	10,228	310,931
Seagate Technology Holdings PLC	84,069	5,737,709
SmartRent, Inc. *	88,649	213,644
Sono-Tek Corp. *	2,719	13,731
Super Micro Computer, Inc. *	19,861	4,756,114
TD SYNNEX Corp.	22,492	2,062,067
TE Connectivity Ltd.	136,649	16,104,085
Teledyne Technologies, Inc. *	20,443	7,657,744
TransAct Technologies, Inc. *	3,397	19,906
Trimble, Inc. *	109,046	5,139,338
TTM Technologies, Inc. *	43,639	501,412
Turtle Beach Corp. *	6,086	50,210
Ubiquiti, Inc.	1,828	222,011
Viasat, Inc. *	32,706	603,099
Viavi Solutions, Inc. *	96,616	751,673
Vishay Intertechnology, Inc.	54,946	1,221,999
Vishay Precision Group, Inc. *	5,394	161,389
Vontier Corp.	66,725	1,972,391
Vuzix Corp. *(a)	26,677	86,700
Western Digital Corp. *	139,638	5,606,466
Wrap Technologies, Inc. *(a)	21,515	54,648
Xerox Holdings Corp.	48,642	624,563
Zebra Technologies Corp., Class A *	22,390	4,689,138
		1,434,642,510

Telecommunication Services 0.9%
Anterix, Inc. *	8,567	261,208
AST SpaceMobile, Inc., Class A *(a)	49,621	164,246
AT&T, Inc.	3,110,754	47,905,612
ATN International, Inc.	5,256	162,673
Bandwidth, Inc., Class A *	7,523	79,819
Cogent Communications Holdings, Inc.	18,826	1,223,313
Consolidated Communications Holdings, Inc. *	28,849	120,300
EchoStar Corp., Class A *	15,741	218,170
Frontier Communications Parent, Inc. *	95,225	1,706,432
GCI Liberty, Inc. *(b)	35,715	6,449
Globalstar, Inc. *	306,760	432,532
Gogo, Inc. *	27,853	292,457
IDT Corp., Class B *	8,928	250,430
Iridium Communications, Inc.	54,138	2,005,813
Liberty Global PLC, Class C *	165,514	2,807,117
Liberty Latin America Ltd., Class C *	78,742	539,383
Lumen Technologies, Inc. *	466,434	680,994
NII Holdings, Inc. Escrow *(b)	28,127	16,876
Ooma, Inc. *	9,711	105,947
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Shenandoah Telecommunications Co.	21,835	516,616
Spok Holdings, Inc.	9,849	146,849
SurgePays, Inc. *	2,477	10,750
Telephone & Data Systems, Inc.	41,042	746,554
Tingo Group, Inc. *(a)	61,490	48,048
T-Mobile U.S., Inc. *	225,242	32,403,314
U.S. Cellular Corp. *	5,896	247,809
Verizon Communications, Inc.	1,829,310	64,263,660
		157,363,371

Transportation 1.7%
Air Transport Services Group, Inc. *	23,833	466,412
Alaska Air Group, Inc. *	54,536	1,724,974
Allegiant Travel Co.	6,715	447,353
American Airlines Group, Inc. *	282,442	3,149,228
ArcBest Corp.	10,461	1,138,994
Avis Budget Group, Inc. *	8,591	1,398,615
Blade Air Mobility, Inc. *	26,008	55,397
CH Robinson Worldwide, Inc.	50,980	4,171,693
Covenant Logistics Group, Inc., Class A	3,394	134,012
CSX Corp.	873,017	26,059,557
Daseke, Inc. *	19,052	84,591
Delta Air Lines, Inc.	280,035	8,751,094
Eagle Bulk Shipping, Inc. (a)	1,899	77,479
Expeditors International of Washington, Inc.	64,117	7,004,782
FedEx Corp.	100,742	24,188,154
Forward Air Corp.	10,964	706,191
Frontier Group Holdings, Inc. *	16,091	54,549
FTAI Infrastructure, Inc.	43,117	131,938
Genco Shipping & Trading Ltd.	21,083	277,663
GXO Logistics, Inc. *	51,230	2,587,627
Hawaiian Holdings, Inc. *	23,476	98,834
Heartland Express, Inc.	18,795	219,150
Hertz Global Holdings, Inc. *	58,859	496,181
Hub Group, Inc., Class A *	13,719	943,181
JB Hunt Transport Services, Inc.	35,427	6,088,839
JetBlue Airways Corp. *	143,460	539,410
Joby Aviation, Inc. *(a)	158,044	832,892
Kirby Corp. *	25,967	1,939,735
Knight-Swift Transportation Holdings, Inc.	70,949	3,468,697
Landstar System, Inc.	15,678	2,583,421
Lyft, Inc., Class A *	150,442	1,379,553
Marten Transport Ltd.	24,450	429,831
Matson, Inc.	15,481	1,347,621
Mesa Air Group, Inc. *	12,880	6,233
Norfolk Southern Corp.	98,781	18,846,427
Old Dominion Freight Line, Inc.	39,039	14,704,430
PAM Transportation Services, Inc. *	3,071	53,036
Pangaea Logistics Solutions Ltd.	13,298	76,995
Radiant Logistics, Inc. *	16,850	98,741
RXO, Inc. *	49,898	873,714
Ryder System, Inc.	19,907	1,941,729
Saia, Inc. *	11,424	4,095,390
Schneider National, Inc., Class B	16,152	409,130
SkyWest, Inc. *	19,023	802,200
Southwest Airlines Co.	257,979	5,734,873
Spirit Airlines, Inc.	47,850	549,318
Sun Country Airlines Holdings, Inc. *	20,591	268,095
Surf Air Mobility, Inc. *	48,023	58,588
TuSimple Holdings, Inc., Class A *	61,687	66,005
Uber Technologies, Inc. *	889,201	38,484,619
U-Haul Holding Co. *	4,034	198,150
U-Haul Holding Co. - Non Voting	43,245	2,041,596
Union Pacific Corp.	265,193	55,056,719
SECURITY	NUMBER OF SHARES	VALUE ($)
United Airlines Holdings, Inc. *	141,547	4,955,560
United Parcel Service, Inc., Class B	314,720	44,454,200
Universal Logistics Holdings, Inc.	3,300	73,854
Werner Enterprises, Inc.	27,659	1,004,575
XPO, Inc. *	49,960	3,787,468
		301,619,293

Utilities 2.4%
AES Corp.	293,531	4,373,612
ALLETE, Inc.	24,735	1,324,312
Alliant Energy Corp.	109,729	5,353,678
Altus Power, Inc., Class A *	33,848	179,733
Ameren Corp.	114,928	8,701,199
American Electric Power Co., Inc.	224,253	16,940,072
American States Water Co.	15,639	1,220,624
American Water Works Co., Inc.	84,644	9,958,367
Artesian Resources Corp., Class A	5,123	201,334
Atmos Energy Corp.	64,484	6,942,347
Avangrid, Inc.	29,923	893,800
Avista Corp.	32,777	1,038,703
Black Hills Corp.	28,622	1,383,874
Cadiz, Inc. *	22,878	69,320
California Water Service Group	24,419	1,188,717
CenterPoint Energy, Inc.	273,814	7,360,120
Chesapeake Utilities Corp.	7,516	665,993
Clearway Energy, Inc., Class C	49,671	1,078,357
CMS Energy Corp.	127,205	6,912,320
Consolidated Edison, Inc.	150,619	13,222,842
Consolidated Water Co. Ltd.	7,055	208,264
Constellation Energy Corp.	140,322	15,845,160
Dominion Energy, Inc.	364,023	14,677,407
DTE Energy Co.	89,763	8,651,358
Duke Energy Corp.	335,359	29,810,062
Edison International	167,218	10,544,767
Entergy Corp.	91,725	8,767,993
Essential Utilities, Inc.	105,505	3,530,197
Evergy, Inc.	100,352	4,931,297
Eversource Energy	151,290	8,137,889
Exelon Corp.	433,640	16,885,942
FirstEnergy Corp.	224,177	7,980,701
Genie Energy Ltd., Class B	9,550	189,472
Global Water Resources, Inc.	4,694	49,428
Hawaiian Electric Industries, Inc.	47,139	611,864
IDACORP, Inc.	21,782	2,062,973
MGE Energy, Inc.	15,717	1,125,809
Middlesex Water Co.	7,892	501,379
Montauk Renewables, Inc. *	25,936	260,916
National Fuel Gas Co.	40,811	2,079,320
New Jersey Resources Corp.	43,656	1,771,560
NextEra Energy, Inc.	880,582	51,337,931
NiSource, Inc.	178,654	4,494,935
Northwest Natural Holding Co.	14,999	550,613
Northwestern Energy Group, Inc.	25,944	1,245,571
NRG Energy, Inc.	99,225	4,205,156
OGE Energy Corp.	85,976	2,940,379
ONE Gas, Inc.	23,827	1,439,151
Ormat Technologies, Inc.	23,704	1,458,744
Otter Tail Corp.	17,988	1,383,997
PG&E Corp. *	912,547	14,874,516
Pinnacle West Capital Corp.	49,843	3,697,354
PNM Resources, Inc.	37,120	1,568,691
Portland General Electric Co.	44,770	1,791,695
PPL Corp.	319,770	7,856,749
Public Service Enterprise Group, Inc.	216,577	13,351,972
Pure Cycle Corp. *	8,445	80,734
RGC Resources, Inc.	3,883	60,730
Sempra	274,208	19,202,786
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SJW Group	12,159	759,694
Southern Co.	474,886	31,959,828
Southwest Gas Holdings, Inc.	26,424	1,548,711
Spire, Inc.	22,405	1,246,390
Spruce Power Holding Corp. *	8,683	32,301
Sunnova Energy International, Inc. *(a)	43,239	394,772
UGI Corp.	90,241	1,877,013
Unitil Corp.	7,063	322,567
Via Renewables, Inc., Class A	1,312	7,426
Vistra Corp.	150,239	4,915,820
WEC Energy Group, Inc.	136,895	11,141,884
Xcel Energy, Inc.	240,034	14,226,815
York Water Co.	6,196	223,490
		427,831,497
Total Common Stocks (Cost $9,941,574,595)		17,699,674,676

RIGHTS 0.0% OF NET ASSETS

Consumer Discretionary Distribution & Retail 0.0%
Lazydays Holdings, Inc. expires 11/14/23 strike USD 6.40 *(a)(b)	5,770	0

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Aduro Biotech, Inc. CVR *(b)	5,747	15,055
F-star Therapeutics, Inc. Agonist CVR *(b)	975	421
F-star Therapeutics, Inc. Antagonist CVR *(b)	975	421
IMARA, Inc. CVR *(b)	11,519	3,686
Magenta Therapeutics, Inc. CVR *(b)	27,369	1,341
Pardes Biosciences, Inc. CVR *(b)	19,235	577
Satsuma Pharmaceuticals, Inc. CVR *(b)	5,234	995
Sesen Bio CVR *(b)	67,895	0
Surface Oncology, Inc. CVR *(b)	44,721	4,200
Zynerba Pharmaceuticals, Inc. CVR *(b)	37,596	7,297
		33,993
Total Rights (Cost $15,683)		33,993

SECURITY	NUMBER OF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (d)(e)	25,205,384	25,205,384
Total Short-Term Investments (Cost $25,205,384)		25,205,384
Total Investments in Securities (Cost $9,966,795,662)		17,724,914,053

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 12/15/23	161	13,430,620	(622,761)
S&P 500 Index, e-mini, expires 12/15/23	356	74,978,050	(2,174,825)
			(2,797,586)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $24,469,112.
(b)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	Issuer is affiliated with the fund’s investment adviser.
(d)	The rate shown is the annualized 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
USD —	U.S. Dollar
Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2023:
SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.2% OF NET ASSETS

Financial Services 0.2%
Charles Schwab Corp.	$50,203,015	$1,872,124	($943,989 )	($442,741 )	($17,317,395 )	$33,371,014	641,257	$618,273
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$12,650,347,235	$—	$—	$12,650,347,235
Equity Real Estate Investment Trusts (REITs)	464,211,312	—	0 *	464,211,312
Health Care Equipment & Services	973,181,287	—	0 *	973,181,287
Pharmaceuticals, Biotechnology & Life Sciences	1,315,758,891	—	1,368,367	1,317,127,258
Software & Services	2,137,443,626	—	587	2,137,444,213
Telecommunication Services	157,340,046	—	23,325	157,363,371
Rights[1]
Consumer Discretionary Distribution & Retail	—	—	0 *	0
Pharmaceuticals, Biotechnology & Life Sciences	—	—	33,993 *	33,993
Short-Term Investments[1]	25,205,384	—	—	25,205,384
Liabilities
Futures Contracts[2]	(2,797,586)	—	—	(2,797,586)
Total	$17,720,690,195	$—	$1,426,272	$17,722,116,467

*	Level 3 amount shown includes securities determined to have no value at October 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $24,261,759)		$33,371,014
Investments in securities, at value - unaffiliated (cost $9,942,533,903) including securities on loan of $24,469,112		17,691,543,039
Cash		68,618,348
Deposit with broker for futures contracts		7,741,400
Receivables:
Dividends		12,190,052
Fund shares sold		8,429,088
Variation margin on future contracts		577,266
Income from securities on loan	+	140,227
Total assets		17,822,610,434

Liabilities
Collateral held for securities on loan		25,205,384
Payables:
Fund shares redeemed		10,051,340
Investment adviser fees	+	446,951
Total liabilities		35,703,675
Net assets		$17,786,906,759

Net Assets by Source
Capital received from investors		$10,105,396,338
Total distributable earnings	+	7,681,510,421
Net assets		$17,786,906,759

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$17,786,906,759		249,509,895		$71.29

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $81,196)		$277,012,961
Interest received from securities - unaffiliated		1,762,196
Dividends received from securities - affiliated		618,273
Securities on loan, net	+	3,413,652
Total investment income		282,807,082

Expenses
Investment adviser fees		5,260,075
Proxy fees[1]	+	9,086
Total expenses	–	5,269,161
Net investment income		277,537,921

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(442,741)
Net realized losses on sales of securities - unaffiliated		(121,619,383)
Net realized gains on futures contracts	+	2,586,065
Net realized losses		(119,476,059)
Net change in unrealized appreciation (depreciation) on securities - affiliated		(17,317,395)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		1,210,267,150
Net change in unrealized appreciation (depreciation) on futures contracts	+	(5,745,837)
Net change in unrealized appreciation (depreciation)	+	1,187,203,918
Net realized and unrealized gains		1,067,727,859
Increase in net assets resulting from operations		$1,345,265,780

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$277,537,921	$245,763,721
Net realized losses		(119,476,059)	(62,772,870)
Net change in unrealized appreciation (depreciation)	+	1,187,203,918	(3,393,580,219)
Increase (decrease) in net assets resulting from operations		$1,345,265,780	($3,210,589,368 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($253,821,250 )	($271,189,903 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		34,717,416	$2,458,225,307	42,748,598	$3,156,883,859
Shares reinvested		2,670,248	178,132,255	2,402,741	195,366,859
Shares redeemed	+	(28,004,932)	(1,987,092,998)	(28,345,522)	(2,055,951,707)
Net transactions in fund shares		9,382,732	$649,264,564	16,805,817	$1,296,299,011

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		240,127,163	$16,046,197,665	223,321,346	$18,231,677,925
Total increase (decrease)	+	9,382,732	1,740,709,094	16,805,817	(2,185,480,260)
End of period		249,509,895	$17,786,906,759	240,127,163	$16,046,197,665
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$66.09	$89.23	$62.76	$49.06	$42.37
Income (loss) from investment operations:
Net investment income (loss)[1]	0.67	0.64	0.56	0.55	0.57
Net realized and unrealized gains (losses)	11.71	(22.20)	26.39	13.65	6.52
Total from investment operations	12.38	(21.56)	26.95	14.20	7.09
Less distributions:
Distributions from net investment income	(0.59)	(0.51)	(0.48)	(0.50)	(0.40)
Distributions from net realized gains	—	(1.07)	—	—	—
Total distributions	(0.59)	(1.58)	(0.48)	(0.50)	(0.40)
Net asset value at end of period	$77.88	$66.09	$89.23	$62.76	$49.06
Total return	18.89%	(24.63%)	43.14%	29.16%	17.04%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.035%	0.035%[2]	0.035%	0.035%	0.035%[3]
Net investment income (loss)	0.91%	0.86%	0.73%	0.97%	1.27%
Portfolio turnover rate	20%[4]	18%	18%	41%	46%
Net assets, end of period (x 1,000,000)	$1,352	$929	$881	$487	$166

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.0005% of non-routine proxy expenses.
[3]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.035%. The ratio presented for period ended October 31, 2019 is a blended ratio.
[4]	Portfolio turnover rate excludes in-kind transactions.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.3% OF NET ASSETS

Automobiles & Components 2.7%
Tesla, Inc. *	179,830	36,117,057

Banks 0.1%
First Citizens BancShares, Inc., Class A	75	103,555
NU Holdings Ltd., Class A *	102,659	841,804
		945,359

Capital Goods 2.9%
A O Smith Corp.	834	58,180
Advanced Drainage Systems, Inc.	4,384	468,343
Allegion PLC	5,242	515,603
Allison Transmission Holdings, Inc.	521	26,269
Armstrong World Industries, Inc.	740	56,159
Axon Enterprise, Inc. *	4,515	923,272
Boeing Co. *	4,908	916,912
BWX Technologies, Inc.	988	73,389
Caterpillar, Inc.	25,198	5,696,008
ChargePoint Holdings, Inc. *	20,303	51,570
Deere & Co.	16,418	5,998,480
Donaldson Co., Inc.	3,114	179,553
EMCOR Group, Inc.	1,067	220,495
Fastenal Co.	27,811	1,622,494
Ferguson PLC	712	106,942
Graco, Inc.	4,414	328,181
HEICO Corp.	6,544	1,036,635
Honeywell International, Inc.	5,680	1,040,917
Hubbell, Inc., Class B	1,623	438,372
IDEX Corp.	369	70,630
Illinois Tool Works, Inc.	16,222	3,635,675
Lincoln Electric Holdings, Inc.	3,464	605,507
Lockheed Martin Corp.	14,747	6,704,576
Northrop Grumman Corp.	532	250,801
Otis Worldwide Corp.	1,515	116,973
Quanta Services, Inc.	2,454	410,112
Rockwell Automation, Inc.	7,507	1,972,915
SiteOne Landscape Supply, Inc. *	888	122,340
Spirit AeroSystems Holdings, Inc., Class A *	588	13,289
Toro Co.	6,680	540,011
Trane Technologies PLC	4,370	831,655
TransDigm Group, Inc. *	575	476,152
Trex Co., Inc. *	6,977	392,177
United Rentals, Inc.	907	368,487
Valmont Industries, Inc.	94	18,509
Vertiv Holdings Co., Class A	1,705	66,955
Watsco, Inc.	544	189,796
WillScot Mobile Mini Holdings Corp. *	3,119	122,920
WW Grainger, Inc.	2,925	2,134,753
Xylem, Inc.	1,831	171,272
		38,973,279

SECURITY	NUMBER OF SHARES	VALUE ($)
Commercial & Professional Services 1.8%
Automatic Data Processing, Inc.	23,101	5,041,100
Booz Allen Hamilton Holding Corp., Class A	8,393	1,006,573
Broadridge Financial Solutions, Inc.	6,350	1,083,564
Ceridian HCM Holding, Inc. *	833	53,320
Cintas Corp.	5,075	2,573,634
Copart, Inc. *	56,244	2,447,739
Equifax, Inc.	5,435	921,613
FTI Consulting, Inc. *	419	88,937
Genpact Ltd.	2,803	94,013
KBR, Inc.	3,403	197,884
MSA Safety, Inc.	417	65,836
Paychex, Inc.	20,885	2,319,279
Paycom Software, Inc.	3,349	820,405
Paycor HCM, Inc. *	1,707	36,837
Paylocity Holding Corp. *	2,742	491,915
RB Global, Inc.	8,951	585,395
Rollins, Inc.	16,451	618,722
Tetra Tech, Inc.	623	94,017
Verisk Analytics, Inc., Class A	9,257	2,104,672
Waste Management, Inc.	23,819	3,914,176
		24,559,631

Consumer Discretionary Distribution & Retail 9.2%
Amazon.com, Inc. *	586,525	78,060,612
AutoZone, Inc. *	981	2,430,064
Best Buy Co., Inc.	1,680	112,258
Burlington Stores, Inc. *	4,157	503,122
CarMax, Inc. *	608	37,143
Coupang, Inc., Class A *	71,054	1,207,918
Dick's Sporting Goods, Inc.	310	33,154
eBay, Inc.	2,448	96,035
Etsy, Inc. *	4,772	297,296
Five Below, Inc. *	3,542	616,237
Floor & Decor Holdings, Inc., Class A *	6,740	555,376
Home Depot, Inc.	66,034	18,799,219
Lowe's Cos., Inc.	28,016	5,339,009
Murphy USA, Inc.	1,207	437,767
Ollie's Bargain Outlet Holdings, Inc. *	1,282	99,022
O'Reilly Automotive, Inc. *	3,320	3,089,061
Pool Corp.	2,465	778,373
RH *	185	40,323
Ross Stores, Inc.	20,495	2,376,805
TJX Cos., Inc.	75,096	6,613,705
Tractor Supply Co.	7,181	1,382,773
Ulta Beauty, Inc. *	3,241	1,235,826
Valvoline, Inc.	2,880	85,450
Victoria's Secret & Co. *	2,246	40,158
Wayfair, Inc., Class A *	1,835	78,189
Williams-Sonoma, Inc.	521	78,275
		124,423,170

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Durables & Apparel 0.7%
Brunswick Corp.	393	27,302
Crocs, Inc. *	3,915	349,688
Deckers Outdoor Corp. *	1,703	1,016,793
Lululemon Athletica, Inc. *	7,264	2,858,239
NIKE, Inc., Class B	41,371	4,251,698
NVR, Inc. *	17	92,014
Peloton Interactive, Inc., Class A *	20,387	97,042
Polaris, Inc.	310	26,790
Skechers USA, Inc., Class A *	676	32,597
Tapestry, Inc.	852	23,481
Tempur Sealy International, Inc.	2,210	88,245
TopBuild Corp. *	120	27,451
YETI Holdings, Inc. *	5,608	238,452
		9,129,792

Consumer Services 2.9%
Airbnb, Inc., Class A *	26,489	3,133,384
Booking Holdings, Inc. *	2,423	6,759,104
Bright Horizons Family Solutions, Inc. *	406	30,068
Caesars Entertainment, Inc. *	5,430	216,603
Cava Group, Inc. *(a)	773	24,419
Chipotle Mexican Grill, Inc., Class A *	1,794	3,484,307
Choice Hotels International, Inc.	1,919	212,050
Churchill Downs, Inc.	4,600	505,264
Darden Restaurants, Inc.	3,756	546,611
Domino's Pizza, Inc.	2,296	778,321
DoorDash, Inc., Class A *	15,316	1,147,934
DraftKings, Inc., Class A *	26,947	744,276
Expedia Group, Inc. *	6,868	654,452
Grand Canyon Education, Inc. *	515	60,940
H&R Block, Inc.	6,337	260,134
Hilton Worldwide Holdings, Inc.	7,764	1,176,479
Las Vegas Sands Corp.	19,987	948,583
Marriott International, Inc., Class A	16,220	3,058,443
McDonald's Corp.	19,625	5,145,086
Norwegian Cruise Line Holdings Ltd. *	6,492	88,291
Planet Fitness, Inc., Class A *	2,510	138,728
Royal Caribbean Cruises Ltd. *	4,545	385,098
Service Corp. International	3,447	187,586
Starbucks Corp.	73,493	6,778,994
Texas Roadhouse, Inc., Class A	4,410	447,791
Travel & Leisure Co.	2,004	68,196
Vail Resorts, Inc.	220	46,695
Wendy's Co.	11,825	224,912
Wingstop, Inc.	1,931	352,929
Wyndham Hotels & Resorts, Inc.	396	28,670
Wynn Resorts Ltd.	436	38,272
Yum! Brands, Inc.	16,177	1,955,152
		39,627,772

Consumer Staples Distribution & Retail 1.8%
Albertsons Cos., Inc., Class A	2,454	53,252
BJ's Wholesale Club Holdings, Inc. *	3,012	205,177
Casey's General Stores, Inc.	353	95,984
Costco Wholesale Corp.	28,890	15,959,992
Dollar General Corp.	14,204	1,690,844
Performance Food Group Co. *	4,783	276,266
Sysco Corp.	33,296	2,213,851
Target Corp.	30,058	3,330,126
		23,825,492

SECURITY	NUMBER OF SHARES	VALUE ($)
Energy 0.6%
Antero Midstream Corp.	6,540	80,704
APA Corp.	17,726	704,077
Cheniere Energy, Inc.	15,792	2,628,105
Halliburton Co.	11,714	460,829
Hess Corp.	10,054	1,451,797
New Fortress Energy, Inc.	4,316	130,775
ONEOK, Inc.	1,482	96,626
Ovintiv, Inc.	7,345	352,560
Targa Resources Corp.	14,866	1,242,946
Texas Pacific Land Corp.	376	694,077
		7,842,496

Equity Real Estate Investment Trusts (REITs) 0.8%
American Tower Corp.	30,340	5,406,285
Crown Castle, Inc.	2,946	273,919
Equinix, Inc.	3,069	2,239,265
Equity LifeStyle Properties, Inc.	3,656	240,565
Iron Mountain, Inc.	9,396	555,022
Lamar Advertising Co., Class A	4,279	352,033
Public Storage	5,910	1,410,776
SBA Communications Corp., Class A	779	162,523
Simon Property Group, Inc.	4,537	498,571
Sun Communities, Inc.	1,663	184,992
UDR, Inc.	946	30,092
		11,354,043

Financial Services 5.5%
American Express Co.	12,809	1,870,498
Ameriprise Financial, Inc.	6,894	2,168,646
Apollo Global Management, Inc.	34,072	2,638,536
Ares Management Corp., Class A	10,623	1,047,322
Blackstone, Inc.	46,433	4,288,088
Block, Inc. *	12,973	522,163
Blue Owl Capital, Inc., Class A	4,250	52,402
Equitable Holdings, Inc.	23,578	626,467
Euronet Worldwide, Inc. *	1,534	117,873
FactSet Research Systems, Inc.	2,474	1,068,496
Fiserv, Inc. *	10,967	1,247,496
FleetCor Technologies, Inc. *	4,324	973,635
Houlihan Lokey, Inc., Class A	244	24,527
Jack Henry & Associates, Inc.	1,507	212,472
KKR & Co., Inc.	10,411	576,769
LPL Financial Holdings, Inc.	5,109	1,147,073
MarketAxess Holdings, Inc.	2,384	509,580
Mastercard, Inc., Class A	54,707	20,588,979
Moody's Corp.	9,482	2,920,456
Morningstar, Inc.	1,649	417,593
MSCI, Inc., Class A	2,490	1,174,159
PayPal Holdings, Inc. *	66,421	3,440,608
Rocket Cos., Inc., Class A *	2,946	21,771
S&P Global, Inc.	1,746	609,895
Shift4 Payments, Inc., Class A *	3,546	157,868
SLM Corp.	5,718	74,334
Toast, Inc., Class A *	22,807	364,684
TPG, Inc.	1,223	33,804
Tradeweb Markets, Inc., Class A	2,599	233,936
UWM Holdings Corp.	2,410	11,689
Visa, Inc., Class A	105,564	24,818,096
Western Union Co.	3,182	35,925
WEX, Inc. *	1,259	209,598
XP, Inc., Class A	1,831	36,620
		74,242,058

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Food, Beverage & Tobacco 1.7%
Boston Beer Co., Inc., Class A *	565	188,682
Brown-Forman Corp., Class B	12,054	676,953
Celsius Holdings, Inc. *	3,085	469,198
Coca-Cola Co.	126,048	7,120,452
Constellation Brands, Inc., Class A	1,007	235,789
Freshpet, Inc. *	794	45,576
Hershey Co.	7,084	1,327,187
Lamb Weston Holdings, Inc.	8,888	798,142
Monster Beverage Corp. *	48,653	2,486,168
PepsiCo, Inc.	61,966	10,117,808
		23,465,955

Health Care Equipment & Services 4.3%
Abbott Laboratories	7,318	691,917
agilon health, Inc. *	16,673	300,114
Align Technology, Inc. *	4,945	912,798
Cardinal Health, Inc.	8,441	768,131
Cencora, Inc.	10,490	1,942,224
Certara, Inc. *	2,902	35,375
Chemed Corp.	671	377,538
Cigna Group	1,418	438,446
DaVita, Inc. *	3,466	267,679
Dexcom, Inc. *	25,303	2,247,665
Doximity, Inc., Class A *	3,506	71,628
Edwards Lifesciences Corp. *	39,420	2,511,842
Elevance Health, Inc.	2,085	938,438
Encompass Health Corp.	407	25,462
GE HealthCare Technologies, Inc.	1,868	124,353
Globus Medical, Inc., Class A *	2,192	100,196
HCA Healthcare, Inc.	2,731	617,588
Humana, Inc.	3,515	1,840,770
IDEXX Laboratories, Inc. *	5,379	2,148,749
Inspire Medical Systems, Inc. *	1,846	271,657
Insulet Corp. *	4,456	590,732
Intuitive Surgical, Inc. *	22,736	5,961,834
Masimo Corp. *	2,807	227,732
McKesson Corp.	3,352	1,526,367
Molina Healthcare, Inc. *	2,025	674,224
Novocure Ltd. *	6,577	87,474
Penumbra, Inc. *	2,336	446,526
ResMed, Inc.	9,402	1,327,750
Shockwave Medical, Inc. *	2,334	481,411
Stryker Corp.	5,943	1,605,917
Tandem Diabetes Care, Inc. *	516	8,927
UnitedHealth Group, Inc.	50,967	27,295,887
Veeva Systems, Inc., Class A *	9,377	1,807,042
		58,674,393

Household & Personal Products 0.8%
Church & Dwight Co., Inc.	14,253	1,296,168
Clorox Co.	8,006	942,306
Estee Lauder Cos., Inc., Class A	4,786	616,772
Kenvue, Inc.	37,758	702,299
Kimberly-Clark Corp.	20,650	2,470,566
Procter & Gamble Co.	28,885	4,333,616
		10,361,727

Insurance 0.9%
Arch Capital Group Ltd. *	3,298	285,871
Arthur J Gallagher & Co.	780	183,682
Brighthouse Financial, Inc. *	407	18,437
Brown & Brown, Inc.	5,975	414,785
Everest Group Ltd.	364	144,006
SECURITY	NUMBER OF SHARES	VALUE ($)
Kinsale Capital Group, Inc.	1,410	470,813
Lincoln National Corp.	1,111	24,186
Marsh & McLennan Cos., Inc.	25,831	4,898,849
Primerica, Inc.	1,506	287,887
Progressive Corp.	28,559	4,514,892
RenaissanceRe Holdings Ltd.	879	193,020
RLI Corp.	596	79,411
Ryan Specialty Holdings, Inc., Class A *	5,989	258,725
Willis Towers Watson PLC	843	198,855
		11,973,419

Materials 0.7%
Ardagh Metal Packaging SA	7,135	24,045
Avery Dennison Corp.	1,719	299,226
Axalta Coating Systems Ltd. *	1,280	33,574
Eagle Materials, Inc.	1,543	237,483
Ecolab, Inc.	12,684	2,127,614
FMC Corp.	1,108	58,946
Ginkgo Bioworks Holdings, Inc. *	10,975	15,036
Graphic Packaging Holding Co.	10,493	225,704
Linde PLC	3,055	1,167,499
PPG Industries, Inc.	3,798	466,280
RPM International, Inc.	1,574	143,659
Scotts Miracle-Gro Co.	2,686	119,366
Sealed Air Corp.	4,988	153,581
Sherwin-Williams Co.	12,955	3,086,011
Southern Copper Corp.	5,513	390,872
Vulcan Materials Co.	1,909	375,099
		8,923,995

Media & Entertainment 11.4%
Alphabet, Inc., Class A *	386,671	47,978,138
Alphabet, Inc., Class C *	330,849	41,455,380
Cable One, Inc.	34	18,695
Charter Communications, Inc., Class A *	6,694	2,696,343
Liberty Broadband Corp., Class C *	1,722	143,460
Live Nation Entertainment, Inc. *	2,298	183,886
Match Group, Inc. *	17,026	589,100
Meta Platforms, Inc., Class A *	144,167	43,433,192
Netflix, Inc. *	28,587	11,768,982
Nexstar Media Group, Inc., Class A	720	100,858
Pinterest, Inc., Class A *	39,424	1,177,989
Playtika Holding Corp. *	1,393	11,701
ROBLOX Corp., Class A *	29,800	947,938
Roku, Inc. *	988	58,855
Spotify Technology SA *	9,086	1,497,009
TKO Group Holdings, Inc.	2,779	227,822
Trade Desk, Inc., Class A *	28,848	2,047,054
ZoomInfo Technologies, Inc., Class A *	12,208	158,216
		154,494,618

Pharmaceuticals, Biotechnology & Life Sciences 6.7%
10X Genomics, Inc., Class A *	5,897	208,046
AbbVie, Inc.	115,091	16,248,547
Agilent Technologies, Inc.	15,805	1,633,763
Alnylam Pharmaceuticals, Inc. *	6,408	972,734
Amgen, Inc.	23,626	6,041,168
Apellis Pharmaceuticals, Inc. *	6,420	312,397
BioMarin Pharmaceutical, Inc. *	1,392	113,378
Bio-Techne Corp.	9,767	533,571
Bruker Corp.	6,836	389,652
Eli Lilly & Co.	55,161	30,555,333
Exact Sciences Corp. *	4,022	247,715
Exelixis, Inc. *	15,304	315,109
ICON PLC, ADR *	781	190,533
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Illumina, Inc. *	3,114	340,734
Incyte Corp. *	8,749	471,834
Ionis Pharmaceuticals, Inc. *	7,875	348,626
IQVIA Holdings, Inc. *	11,165	2,018,967
Jazz Pharmaceuticals PLC *	2,028	257,597
Karuna Therapeutics, Inc. *	2,047	341,051
Maravai LifeSciences Holdings, Inc., Class A *	4,056	27,824
Medpace Holdings, Inc. *	1,506	365,461
Merck & Co., Inc.	30,560	3,138,512
Mettler-Toledo International, Inc. *	1,412	1,391,102
Natera, Inc. *	6,695	264,252
Neurocrine Biosciences, Inc. *	6,238	692,044
Regeneron Pharmaceuticals, Inc. *	459	357,970
Repligen Corp. *	1,577	212,201
Roivant Sciences Ltd. *	21,522	185,950
Sarepta Therapeutics, Inc. *	5,757	387,504
Seagen, Inc. *	9,173	1,952,106
Sotera Health Co. *	4,756	60,211
Thermo Fisher Scientific, Inc.	15,522	6,903,720
Ultragenyx Pharmaceutical, Inc. *	4,354	154,132
Vertex Pharmaceuticals, Inc. *	15,356	5,560,561
Waters Corp. *	3,794	904,983
West Pharmaceutical Services, Inc.	4,797	1,526,837
Zoetis, Inc.	30,125	4,729,625
		90,355,750

Real Estate Management & Development 0.1%
CoStar Group, Inc. *	11,522	845,830

Semiconductors & Semiconductor Equipment 9.0%
Advanced Micro Devices, Inc. *	59,352	5,846,172
Allegro MicroSystems, Inc. *	4,834	125,491
Applied Materials, Inc.	46,630	6,171,480
Broadcom, Inc.	26,343	22,164,210
Enphase Energy, Inc. *	8,630	686,775
Entegris, Inc.	525	46,221
KLA Corp.	8,967	4,211,800
Lam Research Corp.	8,273	4,866,344
Lattice Semiconductor Corp. *	8,857	492,538
Microchip Technology, Inc.	25,248	1,799,930
Monolithic Power Systems, Inc.	2,944	1,300,483
NVIDIA Corp.	154,668	63,073,610
QUALCOMM, Inc.	63,481	6,918,794
Teradyne, Inc.	8,613	717,205
Texas Instruments, Inc.	24,086	3,420,453
Universal Display Corp.	1,390	193,460
		122,034,966

Software & Services 20.5%
Accenture PLC, Class A	41,239	12,251,695
Adobe, Inc. *	29,877	15,896,357
Alteryx, Inc., Class A *	3,910	125,159
ANSYS, Inc. *	4,650	1,293,909
AppLovin Corp., Class A *	3,553	129,471
Atlassian Corp., Class A *	9,374	1,693,319
Autodesk, Inc. *	14,053	2,777,294
Bentley Systems, Inc., Class B	11,519	560,284
Cadence Design Systems, Inc. *	17,622	4,226,637
Cloudflare, Inc., Class A *	18,530	1,050,466
Confluent, Inc., Class A *	11,918	344,549
Crowdstrike Holdings, Inc., Class A *	13,764	2,433,062
Datadog, Inc., Class A *	17,689	1,441,123
DocuSign, Inc., Class A *	13,014	505,984
DoubleVerify Holdings, Inc. *	8,134	226,369
SECURITY	NUMBER OF SHARES	VALUE ($)
Dropbox, Inc., Class A *	14,888	391,554
Dynatrace, Inc. *	16,016	716,075
Elastic NV *	5,004	375,500
EPAM Systems, Inc. *	3,583	779,553
Fair Isaac Corp. *	1,572	1,329,708
Five9, Inc. *	4,574	264,697
Fortinet, Inc. *	42,973	2,456,766
Gartner, Inc. *	5,020	1,666,841
Gen Digital, Inc.	5,525	92,047
Gitlab, Inc., Class A *	5,672	245,484
Globant SA *	2,659	452,801
GoDaddy, Inc., Class A *	6,015	440,479
HashiCorp, Inc., Class A *	4,422	87,069
HubSpot, Inc. *	3,017	1,278,514
Informatica, Inc., Class A *	276	5,294
Intuit, Inc.	17,834	8,826,938
Manhattan Associates, Inc. *	4,074	794,349
Microsoft Corp.	484,752	163,899,499
MongoDB, Inc., Class A *	4,254	1,465,886
nCino, Inc. *	546	15,343
New Relic, Inc. *	3,617	313,485
Nutanix, Inc., Class A *	3,599	130,248
Okta, Inc. *	630	42,468
Oracle Corp.	40,831	4,221,925
Palantir Technologies, Inc., Class A *	121,353	1,796,024
Palo Alto Networks, Inc. *	19,684	4,783,606
Pegasystems, Inc.	2,746	117,364
Procore Technologies, Inc. *	5,051	308,566
PTC, Inc. *	3,879	544,689
RingCentral, Inc., Class A *	5,565	147,918
Salesforce, Inc. *	46,586	9,355,866
SentinelOne, Inc., Class A *	2,261	35,340
ServiceNow, Inc. *	13,315	7,747,333
Smartsheet, Inc., Class A *	8,080	319,483
Snowflake, Inc., Class A *	20,200	2,931,626
Splunk, Inc. *	9,894	1,456,001
Synopsys, Inc. *	9,893	4,644,170
Teradata Corp. *	6,521	278,577
Twilio, Inc., Class A *	1,796	92,063
Tyler Technologies, Inc. *	2,084	777,124
UiPath, Inc., Class A *	18,534	287,833
Unity Software, Inc. *	7,387	187,408
VeriSign, Inc. *	330	65,888
VMware, Inc., Class A *	13,956	2,032,691
Workday, Inc., Class A *	12,915	2,734,235
Zscaler, Inc. *	5,623	892,314
		276,784,320

Technology Hardware & Equipment 13.1%
Amphenol Corp., Class A	19,312	1,555,582
Apple, Inc.	972,056	165,998,003
Arista Networks, Inc. *	16,389	3,283,864
CDW Corp.	8,322	1,667,729
HP, Inc.	11,721	308,614
Jabil, Inc.	5,171	634,999
Keysight Technologies, Inc. *	2,918	356,142
Motorola Solutions, Inc.	9,864	2,746,729
NetApp, Inc.	5,639	410,406
Pure Storage, Inc., Class A *	14,550	491,936
Ubiquiti, Inc.	232	28,176
Vontier Corp.	3,200	94,592
Zebra Technologies Corp., Class A *	576	120,632
		177,697,404

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Telecommunication Services 0.0%
Iridium Communications, Inc.	7,484	277,282

Transportation 1.1%
American Airlines Group, Inc. *	15,845	176,672
Avis Budget Group, Inc. *	461	75,051
CH Robinson Worldwide, Inc.	5,747	470,277
CSX Corp.	14,580	435,213
Delta Air Lines, Inc.	2,116	66,125
Expeditors International of Washington, Inc.	1,333	145,630
JB Hunt Transport Services, Inc.	1,023	175,823
Landstar System, Inc.	1,836	302,536
Lyft, Inc., Class A *	21,886	200,695
Old Dominion Freight Line, Inc.	5,954	2,242,634
Saia, Inc. *	182	65,245
Uber Technologies, Inc. *	126,217	5,462,672
U-Haul Holding Co. *	196	9,627
U-Haul Holding Co. - Non Voting	2,433	114,862
Union Pacific Corp.	17,037	3,537,051
United Parcel Service, Inc., Class B	13,167	1,859,839
		15,339,952

Utilities 0.0%
AES Corp.	26,072	388,473
Vistra Corp.	6,677	218,471
		606,944
Total Common Stocks (Cost $1,039,349,985)		1,342,876,704

INVESTMENT COMPANIES 0.2% OF NET ASSETS

Equity Funds 0.2%
iShares Russell 1000 Growth ETF	7,700	2,018,247
Total Investment Companies (Cost $2,082,758)		2,018,247

SECURITY	NUMBER OF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.4% OF NET ASSETS

Money Market Funds 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (b)	5,374,109	5,374,109
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (b)(c)	22,225	22,225
		5,396,334
Total Short-Term Investments (Cost $5,396,334)		5,396,334
Total Investments in Securities (Cost $1,046,829,077)		1,350,291,285

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/15/23	31	6,528,988	(77,154)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $22,113.
(b)	The rate shown is the annualized 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
ETF —	Exchange-traded fund
Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2023:
SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.0% OF NET ASSETS

Financial Services 0.0%
Charles Schwab Corp.	$3,444,771	$583,795	($2,802,403 )	($581,993 )	($644,170 )	$—	—	$32,745
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$1,342,876,704	$—	$—	$1,342,876,704
Investment Companies[1]	2,018,247	—	—	2,018,247
Short-Term Investments[1]	5,396,334	—	—	5,396,334
Liabilities
Futures Contracts[2]	(77,154)	—	—	(77,154)
Total	$1,350,214,131	$—	$—	$1,350,214,131

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $1,046,829,077) including securities on loan of $22,113		$1,350,291,285
Cash		53,116
Deposit with broker for futures contracts		560,000
Receivables:
Fund shares sold		1,733,966
Dividends		555,976
Variation margin on future contracts		39,829
Income from securities on loan	+	447
Total assets		1,353,234,619

Liabilities
Collateral held for securities on loan		22,225
Payables:
Fund shares redeemed		1,093,930
Investment adviser fees		39,110
Investments bought	+	26,321
Total liabilities		1,181,586
Net assets		$1,352,053,033

Net Assets by Source
Capital received from investors		$1,117,443,060
Total distributable earnings	+	234,609,973
Net assets		$1,352,053,033

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,352,053,033		17,361,398		$77.88

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $681)		$10,591,342
Dividends received from securities - affiliated		32,745
Securities on loan, net	+	28,128
Total investment income		10,652,215

Expenses
Investment adviser fees		395,924
Total expenses	–	395,924
Net investment income		10,256,291

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(581,993)
Net realized losses on sales of securities - unaffiliated		(23,915,415)
Net realized gains on sales of in-kind redemptions - unaffiliated		14,817,528
Net realized gains on futures contracts	+	508,993
Net realized losses		(9,170,887)
Net change in unrealized appreciation (depreciation) on securities - affiliated		(644,170)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		176,832,374
Net change in unrealized appreciation (depreciation) on futures contracts	+	(188,028)
Net change in unrealized appreciation (depreciation)	+	176,000,176
Net realized and unrealized gains		166,829,289
Increase in net assets resulting from operations		$177,085,580
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$10,256,291	$7,639,170
Net realized losses		(9,170,887)	(43,977,680)
Net change in unrealized appreciation (depreciation)	+	176,000,176	(211,168,941)
Increase (decrease) in net assets resulting from operations		$177,085,580	($247,507,451 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($8,433,385 )	($16,277,055 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,578,433	$642,610,935	7,588,954	$563,493,219
Shares reinvested		108,233	7,134,711	157,797	14,184,348
Shares redeemed	+	(5,382,041)	(395,332,838)	(3,565,449)	(266,064,240)
Net transactions in fund shares		3,304,625	$254,412,808	4,181,302	$311,613,327

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,056,773	$928,988,030	9,875,471	$881,159,209
Total increase	+	3,304,625	423,065,003	4,181,302	47,828,821
End of period		17,361,398	$1,352,053,033	14,056,773	$928,988,030
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$47.51	$53.65	$38.09	$43.06	$39.51
Income (loss) from investment operations:
Net investment income (loss)[1]	1.12	1.01	0.97	1.00	1.13
Net realized and unrealized gains (losses)	(1.04)	(4.60)	15.47	(4.07)	3.10
Total from investment operations	0.08	(3.59)	16.44	(3.07)	4.23
Less distributions:
Distributions from net investment income	(1.03)	(0.91)	(0.88)	(1.06)	(0.62)
Distributions from net realized gains	(0.06)	(1.64)	—	(0.84)	(0.06)
Total distributions	(1.09)	(2.55)	(0.88)	(1.90)	(0.68)
Net asset value at end of period	$46.50	$47.51	$53.65	$38.09	$43.06
Total return	0.11%	(7.04%)	43.70%	(7.69%)	11.08%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.035%	0.035%[2]	0.035%	0.035%	0.035%[3]
Net investment income (loss)	2.31%	2.05%	1.97%	2.57%	2.79%
Portfolio turnover rate	42%[4]	15%[4]	20%	50%	22%
Net assets, end of period (x 1,000)	$592,653	$647,796	$575,972	$331,322	$212,213

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.0005% of non-routine proxy expenses.
[3]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.035%. The ratio presented for period ended October 31, 2019 is a blended ratio.
[4]	Portfolio turnover rate excludes in-kind transactions.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.3% OF NET ASSETS

Automobiles & Components 0.8%
Aptiv PLC *	8,884	774,685
BorgWarner, Inc.	7,674	283,171
Ford Motor Co.	128,845	1,256,239
General Motors Co.	45,070	1,270,974
Gentex Corp.	7,624	218,656
Harley-Davidson, Inc.	4,284	115,025
Lear Corp.	1,933	250,826
Lucid Group, Inc. *(a)	24,163	99,552
Phinia, Inc.	1,530	39,596
QuantumScape Corp., Class A *	9,666	50,457
Rivian Automotive, Inc., Class A *	21,805	353,677
Thor Industries, Inc.	1,700	149,481
		4,862,339

Banks 6.3%
Bank of America Corp.	228,771	6,025,828
Bank OZK	3,529	126,374
BOK Financial Corp.	924	60,540
Citigroup, Inc.	63,876	2,522,463
Citizens Financial Group, Inc.	15,553	364,407
Columbia Banking System, Inc.	6,825	134,248
Comerica, Inc.	4,285	168,829
Commerce Bancshares, Inc.	3,720	163,159
Cullen/Frost Bankers, Inc.	1,960	178,340
East West Bancorp, Inc.	4,632	248,368
Fifth Third Bancorp	22,278	528,211
First Citizens BancShares, Inc., Class A	318	439,075
First Hawaiian, Inc.	4,143	74,284
First Horizon Corp.	18,124	194,833
FNB Corp.	11,733	125,426
Huntington Bancshares, Inc.	47,205	455,528
JPMorgan Chase & Co.	94,807	13,183,861
KeyCorp	30,634	313,080
M&T Bank Corp.	5,429	612,120
New York Community Bancorp, Inc.	23,476	222,553
NU Holdings Ltd., Class A *	23,705	194,381
Pinnacle Financial Partners, Inc.	2,447	152,595
PNC Financial Services Group, Inc.	13,077	1,496,924
Popular, Inc.	2,293	149,137
Prosperity Bancshares, Inc.	2,839	154,839
Regions Financial Corp.	30,723	446,405
Synovus Financial Corp.	4,729	123,285
Truist Financial Corp.	43,549	1,235,050
U.S. Bancorp	50,323	1,604,297
Webster Financial Corp.	5,732	217,644
Wells Fargo & Co.	120,537	4,793,757
Western Alliance Bancorp	3,585	147,344
Wintrust Financial Corp.	1,981	147,961
Zions Bancorp NA	4,824	148,820
		37,153,966

SECURITY	NUMBER OF SHARES	VALUE ($)
Capital Goods 9.6%
3M Co.	18,056	1,642,193
A O Smith Corp.	3,570	249,043
Acuity Brands, Inc.	1,016	164,562
AECOM	4,302	329,318
AGCO Corp.	2,066	236,888
Air Lease Corp., Class A	3,396	117,603
Allegion PLC	207	20,361
Allison Transmission Holdings, Inc.	2,666	134,420
AMETEK, Inc.	7,550	1,062,814
Armstrong World Industries, Inc.	1,035	78,546
AZEK Co., Inc., Class A *	4,318	113,132
Boeing Co. *	15,823	2,956,053
Builders FirstSource, Inc. *	4,178	453,397
BWX Technologies, Inc.	2,465	183,100
Carlisle Cos., Inc.	1,631	414,421
Carrier Global Corp.	27,350	1,303,501
Caterpillar, Inc.	4,240	958,452
CNH Industrial NV	32,095	352,403
Core & Main, Inc., Class A *	3,553	106,874
Crane Co.	1,574	153,197
Cummins, Inc.	4,654	1,006,660
Curtiss-Wright Corp.	1,257	249,904
Deere & Co.	580	211,909
Donaldson Co., Inc.	2,307	133,022
Dover Corp.	4,578	594,911
Eaton Corp. PLC	13,078	2,719,047
EMCOR Group, Inc.	1,000	206,650
Emerson Electric Co.	18,741	1,667,387
Esab Corp.	1,857	117,548
Fastenal Co.	4,726	275,715
Ferguson PLC	6,407	962,331
Flowserve Corp.	4,257	156,317
Fortive Corp.	11,608	757,770
Fortune Brands Innovations, Inc.	4,168	232,574
Gates Industrial Corp. PLC *	3,439	37,554
Generac Holdings, Inc. *	1,976	166,122
General Dynamics Corp.	8,037	1,939,408
General Electric Co.	35,606	3,867,880
Graco, Inc.	3,259	242,307
Hayward Holdings, Inc. *	4,372	45,906
HEICO Corp.	361	57,186
Hexcel Corp.	2,741	169,723
Honeywell International, Inc.	19,046	3,490,370
Howmet Aerospace, Inc.	12,448	548,957
Hubbell, Inc., Class B	961	259,566
Huntington Ingalls Industries, Inc.	1,278	280,930
IDEX Corp.	2,280	436,415
Illinois Tool Works, Inc.	1,845	413,501
Ingersoll Rand, Inc.	13,285	806,134
ITT, Inc.	2,724	254,285
Johnson Controls International PLC	22,556	1,105,695
L3Harris Technologies, Inc.	6,210	1,114,136
Lennox International, Inc.	1,050	389,067
Lincoln Electric Holdings, Inc.	118	20,626
Masco Corp.	7,378	384,320
MasTec, Inc. *	2,024	120,307
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
MDU Resources Group, Inc.	6,637	123,515
Mercury Systems, Inc. *	1,633	58,755
Middleby Corp. *	1,732	195,491
MSC Industrial Direct Co., Inc., Class A	1,495	141,651
Nordson Corp.	1,877	399,031
Northrop Grumman Corp.	4,433	2,089,849
nVent Electric PLC	5,415	260,624
Oshkosh Corp.	2,122	186,163
Otis Worldwide Corp.	12,770	985,972
Owens Corning	2,946	333,988
PACCAR, Inc.	16,831	1,389,062
Parker-Hannifin Corp.	4,195	1,547,577
Pentair PLC	5,392	313,383
Plug Power, Inc. *(a)	17,480	102,957
Quanta Services, Inc.	3,477	581,076
RBC Bearings, Inc. *	934	205,331
Regal Rexnord Corp.	2,175	257,542
RTX Corp.	47,994	3,906,232
Sensata Technologies Holding PLC	4,908	156,467
SiteOne Landscape Supply, Inc. *	983	135,428
Snap-on, Inc.	1,708	440,562
Spirit AeroSystems Holdings, Inc., Class A *	3,082	69,653
Stanley Black & Decker, Inc.	5,028	427,631
Sunrun, Inc. *	7,022	67,762
Textron, Inc.	6,500	494,000
Timken Co.	2,034	140,590
Trane Technologies PLC	5,270	1,002,934
TransDigm Group, Inc. *	1,430	1,184,169
United Rentals, Inc.	1,790	727,223
Valmont Industries, Inc.	628	123,660
Vertiv Holdings Co., Class A	10,457	410,646
Watsco, Inc.	821	286,439
WESCO International, Inc.	1,441	184,736
Westinghouse Air Brake Technologies Corp.	5,852	620,429
WillScot Mobile Mini Holdings Corp. *	4,865	191,730
Woodward, Inc.	1,951	243,290
Xylem, Inc.	6,857	641,404
		57,099,370

Commercial & Professional Services 1.2%
Automatic Data Processing, Inc.	1,929	420,946
Broadridge Financial Solutions, Inc.	635	108,356
CACI International, Inc., Class A *	744	241,621
Ceridian HCM Holding, Inc. *	4,438	284,076
Cintas Corp.	311	157,714
Clarivate PLC *	15,396	98,226
Clean Harbors, Inc. *	1,668	256,322
Concentrix Corp.	1,455	110,886
Driven Brands Holdings, Inc. *	1,939	22,066
Dun & Bradstreet Holdings, Inc.	8,820	77,263
Equifax, Inc.	1,240	210,267
FTI Consulting, Inc. *	885	187,850
Genpact Ltd.	4,382	146,972
Jacobs Solutions, Inc.	4,129	550,396
KBR, Inc.	2,800	162,820
Leidos Holdings, Inc.	4,479	443,959
ManpowerGroup, Inc.	1,640	114,751
MSA Safety, Inc.	998	157,564
Paycor HCM, Inc. *	971	20,954
RB Global, Inc.	1,384	90,514
Republic Services, Inc., Class A	6,780	1,006,762
Robert Half, Inc.	3,468	259,302
Science Applications International Corp.	1,750	191,170
SS&C Technologies Holdings, Inc.	7,136	358,584
Stericycle, Inc. *	3,019	124,504
Tetra Tech, Inc.	1,433	216,254
TransUnion	6,341	278,243
SECURITY	NUMBER OF SHARES	VALUE ($)
Veralto Corp. *	7,205	497,145
Vestis Corp. *	3,855	58,943
Waste Management, Inc.	1,356	222,832
		7,077,262

Consumer Discretionary Distribution & Retail 1.0%
Advance Auto Parts, Inc.	1,969	102,447
AutoNation, Inc. *	958	124,617
AutoZone, Inc. *	99	245,236
Bath & Body Works, Inc.	7,557	224,065
Best Buy Co., Inc.	5,518	368,713
CarMax, Inc. *	4,896	299,097
Dick's Sporting Goods, Inc.	1,841	196,895
eBay, Inc.	16,455	645,530
Etsy, Inc. *	1,777	110,707
GameStop Corp., Class A *(a)	8,730	120,212
Gap, Inc.	6,353	81,318
Genuine Parts Co.	4,604	593,271
Kohl's Corp.	3,582	80,774
Lithia Motors, Inc., Class A	893	216,293
LKQ Corp.	8,742	383,949
Lowe's Cos., Inc.	5,142	979,911
Macy's, Inc.	8,810	107,306
Murphy USA, Inc.	34	12,331
Nordstrom, Inc.	3,773	52,746
Ollie's Bargain Outlet Holdings, Inc. *	1,392	107,518
O'Reilly Automotive, Inc. *	297	276,341
Penske Automotive Group, Inc.	667	95,434
Petco Health & Wellness Co., Inc., Class A *	2,724	9,425
RH *	470	102,441
Ross Stores, Inc.	731	84,774
Valvoline, Inc.	3,968	117,731
Victoria's Secret & Co. *	1,411	25,229
Wayfair, Inc., Class A *	1,760	74,994
Williams-Sonoma, Inc.	1,830	274,939
		6,114,244

Consumer Durables & Apparel 1.4%
Brunswick Corp.	2,125	147,624
Capri Holdings Ltd. *	3,781	193,512
Carter's, Inc.	1,197	80,391
Columbia Sportswear Co.	1,162	85,756
DR Horton, Inc.	10,215	1,066,446
Garmin Ltd.	5,051	517,879
Hasbro, Inc.	4,308	194,506
Leggett & Platt, Inc.	4,389	102,834
Lennar Corp., Class A	8,569	914,141
Mattel, Inc. *	11,622	221,748
Mohawk Industries, Inc. *	1,722	138,414
Newell Brands, Inc.	12,387	83,241
NIKE, Inc., Class B	18,239	1,874,422
NVR, Inc. *	88	476,311
Polaris, Inc.	1,598	138,099
PulteGroup, Inc.	7,156	526,610
PVH Corp.	2,032	151,079
Ralph Lauren Corp., Class A	1,300	146,289
Skechers USA, Inc., Class A *	4,091	197,268
Tapestry, Inc.	7,300	201,188
Tempur Sealy International, Inc.	4,327	172,777
Toll Brothers, Inc.	3,593	254,061
TopBuild Corp. *	978	223,727
Under Armour, Inc., Class A *	12,265	84,015
VF Corp.	11,402	167,951
Whirlpool Corp.	1,767	184,757
		8,545,046

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Services 1.5%
ADT, Inc.	7,110	40,243
Aramark	7,710	207,630
Boyd Gaming Corp.	2,393	132,213
Bright Horizons Family Solutions, Inc. *	1,646	121,903
Caesars Entertainment, Inc. *	4,026	160,597
Carnival Corp. *	32,669	374,387
Cava Group, Inc. *	116	3,664
Darden Restaurants, Inc.	2,118	308,233
DoorDash, Inc., Class A *	2,133	159,868
Expedia Group, Inc. *	1,262	120,256
Grand Canyon Education, Inc. *	710	84,014
H&R Block, Inc.	1,751	71,879
Hilton Worldwide Holdings, Inc.	4,574	693,098
Hyatt Hotels Corp., Class A	1,492	152,841
Las Vegas Sands Corp.	709	33,649
Marriott Vacations Worldwide Corp.	1,205	108,281
McDonald's Corp.	14,060	3,686,110
MGM Resorts International *	9,613	335,686
Mister Car Wash, Inc. *	2,427	12,620
Norwegian Cruise Line Holdings Ltd. *	10,434	141,902
Penn Entertainment, Inc. *	5,079	100,209
Planet Fitness, Inc., Class A *	1,461	80,750
Royal Caribbean Cruises Ltd. *	5,369	454,915
Service Corp. International	3,044	165,655
Travel & Leisure Co.	1,281	43,592
Vail Resorts, Inc.	1,135	240,904
Wyndham Hotels & Resorts, Inc.	2,547	184,403
Wynn Resorts Ltd.	3,212	281,949
Yum! Brands, Inc.	1,115	134,759
		8,636,210

Consumer Staples Distribution & Retail 1.9%
Albertsons Cos., Inc., Class A	12,535	272,010
BJ's Wholesale Club Holdings, Inc. *	2,834	193,052
Casey's General Stores, Inc.	1,050	285,505
Dollar Tree, Inc. *	6,846	760,522
Grocery Outlet Holding Corp. *	3,075	85,085
Kroger Co.	21,420	971,825
Performance Food Group Co. *	2,647	152,891
U.S. Foods Holding Corp. *	7,458	290,415
Walgreens Boots Alliance, Inc.	23,513	495,654
Walmart, Inc.	46,880	7,660,661
		11,167,620

Energy 8.9%
Antero Midstream Corp.	7,327	90,415
Antero Resources Corp. *	9,230	271,731
APA Corp.	1,181	46,909
Baker Hughes Co., Class A	33,255	1,144,637
Chesapeake Energy Corp.	4,169	358,868
Chevron Corp.	58,113	8,468,808
ConocoPhillips	39,823	4,730,972
Coterra Energy, Inc.	24,500	673,750
Devon Energy Corp.	21,040	979,833
Diamondback Energy, Inc.	5,946	953,263
DTE Midstream LLC.	3,199	172,650
EOG Resources, Inc.	19,300	2,436,625
EQT Corp.	11,830	501,355
Exxon Mobil Corp.	131,563	13,925,944
Halliburton Co.	23,563	926,968
Hess Corp.	4,032	582,221
HF Sinclair Corp.	4,652	257,628
Kinder Morgan, Inc.	64,387	1,043,069
Marathon Oil Corp.	20,397	557,042
SECURITY	NUMBER OF SHARES	VALUE ($)
Marathon Petroleum Corp.	13,924	2,106,005
NOV, Inc.	12,781	255,109
Occidental Petroleum Corp.	22,903	1,415,634
ONEOK, Inc.	13,864	903,933
Ovintiv, Inc.	4,660	223,680
Phillips 66	15,129	1,725,765
Pioneer Natural Resources Co.	7,642	1,826,438
Range Resources Corp.	7,640	273,818
Schlumberger NV	46,788	2,604,220
Southwestern Energy Co. *	36,188	258,020
TechnipFMC PLC	14,455	311,072
Valero Energy Corp.	11,560	1,468,120
Williams Cos., Inc.	39,981	1,375,346
		52,869,848

Equity Real Estate Investment Trusts (REITs) 4.3%
Agree Realty Corp.	3,017	168,771
Alexandria Real Estate Equities, Inc.	5,629	524,229
American Homes 4 Rent, Class A	10,935	358,012
Americold Realty Trust, Inc.	8,891	233,122
Apartment Income REIT Corp.	4,841	141,406
AvalonBay Communities, Inc.	4,652	771,022
Boston Properties, Inc.	5,158	276,314
Brixmor Property Group, Inc.	9,752	202,744
Camden Property Trust	3,411	289,526
Cousins Properties, Inc.	5,033	89,940
Crown Castle, Inc.	12,700	1,180,846
CubeSmart	7,364	251,039
Digital Realty Trust, Inc.	9,802	1,218,977
EastGroup Properties, Inc.	1,446	236,060
EPR Properties	2,417	103,206
Equinix, Inc.	1,527	1,114,160
Equity LifeStyle Properties, Inc.	3,940	259,252
Equity Residential	12,243	677,405
Essex Property Trust, Inc.	2,095	448,162
Extra Space Storage, Inc.	6,864	711,042
Federal Realty Investment Trust	2,666	243,113
First Industrial Realty Trust, Inc.	4,362	184,513
Gaming & Leisure Properties, Inc.	8,257	374,785
Healthcare Realty Trust, Inc., Class A	12,370	177,510
Healthpeak Properties, Inc.	17,982	279,620
Highwoods Properties, Inc.	3,385	60,558
Host Hotels & Resorts, Inc.	23,224	359,508
Invitation Homes, Inc.	20,060	595,581
Iron Mountain, Inc.	4,813	284,304
Kilroy Realty Corp.	3,798	108,547
Kimco Realty Corp.	19,882	356,683
Lamar Advertising Co., Class A	661	54,380
Medical Properties Trust, Inc.	19,330	92,397
Mid-America Apartment Communities, Inc.	3,810	450,152
National Storage Affiliates Trust	2,599	74,123
NNN REIT, Inc.	5,989	217,580
Omega Healthcare Investors, Inc.	7,719	255,499
Park Hotels & Resorts, Inc.	6,870	79,211
Prologis, Inc.	30,299	3,052,624
Public Storage	2,155	514,420
Rayonier, Inc.	4,780	120,647
Realty Income Corp.	22,116	1,047,856
Regency Centers Corp.	5,936	357,703
Rexford Industrial Realty, Inc.	6,765	292,519
SBA Communications Corp., Class A	3,169	661,148
Simon Property Group, Inc.	8,330	915,384
Spirit Realty Capital, Inc.	4,587	165,086
STAG Industrial, Inc.	5,847	194,237
Sun Communities, Inc.	3,156	351,073
UDR, Inc.	10,173	323,603
Ventas, Inc.	13,113	556,778
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
VICI Properties, Inc., Class A	32,952	919,361
Vornado Realty Trust	5,746	110,323
Welltower, Inc.	16,313	1,363,930
Weyerhaeuser Co.	24,039	689,679
WP Carey, Inc.	6,962	373,511
		25,513,181

Financial Services 10.2%
Affiliated Managers Group, Inc.	1,164	142,893
Affirm Holdings, Inc. *	7,084	124,749
AGNC Investment Corp.	19,272	142,227
Ally Financial, Inc.	8,927	215,944
American Express Co.	13,058	1,906,860
Annaly Capital Management, Inc.	16,241	253,522
Bank of New York Mellon Corp.	25,600	1,088,000
Berkshire Hathaway, Inc., Class B *	60,143	20,528,610
BlackRock, Inc.	4,882	2,989,151
Block, Inc. *	11,177	449,874
Blue Owl Capital, Inc., Class A	12,419	153,126
Capital One Financial Corp.	12,445	1,260,554
Carlyle Group, Inc.	6,970	191,954
Cboe Global Markets, Inc.	3,452	565,748
Charles Schwab Corp. (b)	48,490	2,523,420
CME Group, Inc.	11,791	2,516,907
Coinbase Global, Inc., Class A *	5,478	422,463
Corebridge Financial, Inc.	4,817	96,340
Credit Acceptance Corp. *	207	83,303
Discover Financial Services	8,189	672,153
Euronet Worldwide, Inc. *	781	60,012
Evercore, Inc., Class A	1,160	151,009
Fidelity National Information Services, Inc.	19,434	954,404
Fiserv, Inc. *	14,478	1,646,873
FleetCor Technologies, Inc. *	169	38,054
Franklin Resources, Inc.	9,392	214,044
Global Payments, Inc.	8,588	912,217
Goldman Sachs Group, Inc.	10,604	3,219,480
Houlihan Lokey, Inc., Class A	1,551	155,907
Interactive Brokers Group, Inc., Class A	3,316	265,512
Intercontinental Exchange, Inc.	18,589	1,997,202
Invesco Ltd.	11,830	153,435
Jack Henry & Associates, Inc.	1,639	231,083
Janus Henderson Group PLC	4,425	102,085
Jefferies Financial Group, Inc.	6,282	202,155
KKR & Co., Inc.	15,986	885,624
Lazard Ltd., Class A	3,611	100,277
MGIC Investment Corp.	9,267	156,056
Moody's Corp.	455	140,140
Morgan Stanley	39,486	2,796,399
MSCI, Inc., Class A	1,260	594,153
Nasdaq, Inc.	11,210	556,016
NCR Atleos Corp. *	2,105	46,436
Northern Trust Corp.	6,724	443,179
OneMain Holdings, Inc.	3,653	131,252
PayPal Holdings, Inc. *	3,495	181,041
Raymond James Financial, Inc.	6,210	592,682
Rithm Capital Corp.	15,726	146,724
Robinhood Markets, Inc., Class A *	21,621	197,616
Rocket Cos., Inc., Class A *	2,515	18,586
S&P Global, Inc.	9,661	3,374,684
SEI Investments Co.	3,312	177,722
SLM Corp.	4,554	59,202
SoFi Technologies, Inc. *	30,253	228,410
Starwood Property Trust, Inc.	9,746	172,992
State Street Corp.	10,443	674,931
Stifel Financial Corp.	3,391	193,287
Synchrony Financial	13,663	383,247
T Rowe Price Group, Inc.	7,240	655,220
SECURITY	NUMBER OF SHARES	VALUE ($)
TFS Financial Corp.	1,688	20,020
TPG, Inc.	1,534	42,400
Tradeweb Markets, Inc., Class A	2,445	220,074
UWM Holdings Corp.	1,931	9,365
Virtu Financial, Inc., Class A	2,861	52,900
Voya Financial, Inc.	3,236	216,068
Western Union Co.	10,394	117,348
WEX, Inc. *	753	125,359
XP, Inc., Class A	10,051	201,020
		60,541,700

Food, Beverage & Tobacco 4.4%
Altria Group, Inc.	58,661	2,356,412
Archer-Daniels-Midland Co.	17,528	1,254,479
Boston Beer Co., Inc., Class A *	23	7,681
Brown-Forman Corp., Class B	1,579	88,677
Bunge Ltd.	4,900	519,302
Campbell Soup Co.	6,303	254,704
Coca-Cola Co.	64,470	3,641,910
Conagra Brands, Inc.	15,611	427,117
Constellation Brands, Inc., Class A	4,759	1,114,320
Darling Ingredients, Inc. *	5,226	231,459
Flowers Foods, Inc.	6,119	134,190
Freshpet, Inc. *	1,080	61,992
General Mills, Inc.	19,287	1,258,284
Hershey Co.	1,253	234,749
Hormel Foods Corp.	9,511	309,583
Ingredion, Inc.	2,180	204,004
J M Smucker Co.	3,242	369,069
Kellanova	8,527	430,358
Keurig Dr Pepper, Inc.	31,291	949,056
Kraft Heinz Co.	26,372	829,663
Lamb Weston Holdings, Inc.	255	22,899
McCormick & Co., Inc. - Non Voting Shares	8,262	527,942
Molson Coors Beverage Co., Class B	5,745	331,889
Mondelez International, Inc., Class A	44,662	2,957,071
PepsiCo, Inc.	13,981	2,282,818
Philip Morris International, Inc.	50,969	4,544,396
Pilgrim's Pride Corp. *	1,296	33,048
Post Holdings, Inc. *	1,742	139,848
Seaboard Corp.	8	28,055
Tyson Foods, Inc., Class A	9,119	422,666
WK Kellogg Co. *	2,133	21,373
		25,989,014

Health Care Equipment & Services 6.7%
Abbott Laboratories	53,273	5,036,962
Acadia Healthcare Co., Inc. *	2,962	217,737
agilon health, Inc. *	970	17,460
Amedisys, Inc. *	1,038	94,967
Baxter International, Inc.	16,633	539,408
Becton Dickinson & Co.	9,307	2,352,623
Boston Scientific Corp. *	47,153	2,413,762
Cardinal Health, Inc.	4,090	372,190
Centene Corp. *	17,760	1,225,085
Certara, Inc. *	2,606	31,767
Chemed Corp.	138	77,646
Cigna Group	8,879	2,745,387
Cooper Cos., Inc.	1,594	496,929
CVS Health Corp.	42,054	2,902,147
DENTSPLY SIRONA, Inc.	6,977	212,171
Doximity, Inc., Class A *	2,156	44,047
Elevance Health, Inc.	6,750	3,038,107
Encompass Health Corp.	2,997	187,492
Enovis Corp. *	1,755	80,555
Envista Holdings Corp. *	5,332	124,076
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
GE HealthCare Technologies, Inc.	11,827	787,323
Globus Medical, Inc., Class A *	2,755	125,931
HCA Healthcare, Inc.	5,325	1,204,195
Henry Schein, Inc. *	4,288	278,634
Hologic, Inc. *	7,974	527,640
Humana, Inc.	2,322	1,216,008
ICU Medical, Inc. *	656	64,327
Integra LifeSciences Holdings Corp. *	2,309	83,032
Laboratory Corp. of America Holdings	2,904	580,016
McKesson Corp.	2,756	1,254,972
Medtronic PLC	43,623	3,078,039
Molina Healthcare, Inc. *	868	289,001
Premier, Inc., Class A	3,861	74,208
Quest Diagnostics, Inc.	3,675	478,117
QuidelOrtho Corp. *	1,740	106,279
R1 RCM, Inc. *	4,949	58,349
STERIS PLC	3,255	683,485
Stryker Corp.	8,703	2,351,725
Tandem Diabetes Care, Inc. *	1,902	32,905
Teladoc Health, Inc. *	5,306	87,761
Teleflex, Inc.	1,546	285,624
Tenet Healthcare Corp. *	3,286	176,458
UnitedHealth Group, Inc.	4,854	2,599,608
Universal Health Services, Inc., Class B	1,997	251,402
Zimmer Biomet Holdings, Inc.	6,893	719,698
		39,605,255

Household & Personal Products 2.2%
Church & Dwight Co., Inc.	829	75,389
Colgate-Palmolive Co.	26,951	2,024,559
Coty, Inc., Class A *	11,827	110,819
Estee Lauder Cos., Inc., Class A	5,171	666,387
Kenvue, Inc.	37,650	700,290
Kimberly-Clark Corp.	654	78,245
Olaplex Holdings, Inc. *	4,247	6,031
Procter & Gamble Co.	62,786	9,419,784
Reynolds Consumer Products, Inc.	1,822	46,333
Spectrum Brands Holdings, Inc.	1,307	98,443
		13,226,280

Insurance 4.2%
Aflac, Inc.	19,759	1,543,375
Allstate Corp.	8,610	1,103,199
American Financial Group, Inc.	2,396	262,027
American International Group, Inc.	23,760	1,456,726
Aon PLC, Class A	6,639	2,054,107
Arch Capital Group Ltd. *	10,084	874,081
Arthur J Gallagher & Co.	6,562	1,545,285
Assurant, Inc.	1,725	256,853
Assured Guaranty Ltd.	1,881	117,374
Axis Capital Holdings Ltd.	2,530	144,463
Brighthouse Financial, Inc. *	1,932	87,520
Brown & Brown, Inc.	4,754	330,023
Chubb Ltd.	13,537	2,905,311
Cincinnati Financial Corp.	5,038	502,137
CNA Financial Corp.	818	33,047
Everest Group Ltd.	1,218	481,865
Fidelity National Financial, Inc.	8,525	333,242
First American Financial Corp.	3,262	167,797
Globe Life, Inc.	2,890	336,280
Hanover Insurance Group, Inc.	1,156	135,495
Hartford Financial Services Group, Inc.	9,996	734,206
Kemper Corp.	1,937	77,248
Lincoln National Corp.	4,991	108,654
Loews Corp.	6,071	388,605
Markel Group, Inc. *	431	633,794
SECURITY	NUMBER OF SHARES	VALUE ($)
Marsh & McLennan Cos., Inc.	3,235	613,518
MetLife, Inc.	21,235	1,274,312
Old Republic International Corp.	8,857	242,505
Primerica, Inc.	415	79,331
Principal Financial Group, Inc.	7,934	536,973
Progressive Corp.	4,818	761,678
Prudential Financial, Inc.	12,049	1,101,761
Reinsurance Group of America, Inc.	2,186	326,741
RenaissanceRe Holdings Ltd.	1,217	267,241
RLI Corp.	1,019	135,772
Travelers Cos., Inc.	7,569	1,267,353
Unum Group	6,465	316,138
W R Berkley Corp.	6,654	448,613
White Mountains Insurance Group Ltd.	82	117,322
Willis Towers Watson PLC	3,015	711,208
		24,813,180

Materials 4.9%
Air Products & Chemicals, Inc.	7,283	2,057,011
Albemarle Corp.	3,843	487,216
Alcoa Corp.	5,776	148,097
Amcor PLC	48,563	431,725
AptarGroup, Inc.	2,156	263,614
Ardagh Metal Packaging SA	323	1,088
Ashland, Inc.	1,559	119,466
Avery Dennison Corp.	1,783	310,367
Axalta Coating Systems Ltd. *	6,429	168,633
Ball Corp.	10,111	486,845
Berry Global Group, Inc.	3,885	213,675
Celanese Corp., Class A	3,243	371,356
CF Industries Holdings, Inc.	6,416	511,868
Chemours Co.	4,848	116,885
Cleveland-Cliffs, Inc. *	16,772	281,434
Corteva, Inc.	23,418	1,127,343
Crown Holdings, Inc.	3,492	281,455
Dow, Inc.	23,234	1,123,132
DuPont de Nemours, Inc.	15,072	1,098,447
Eagle Materials, Inc.	401	61,718
Eastman Chemical Co.	3,904	291,746
Ecolab, Inc.	1,815	304,448
Element Solutions, Inc.	7,268	132,496
FMC Corp.	3,506	186,519
Freeport-McMoRan, Inc.	46,907	1,584,518
Ginkgo Bioworks Holdings, Inc. *(a)	45,445	62,260
Graphic Packaging Holding Co.	4,579	98,494
Huntsman Corp.	5,526	128,922
International Flavors & Fragrances, Inc.	8,380	572,773
International Paper Co.	11,382	383,915
Linde PLC	14,597	5,578,389
Louisiana-Pacific Corp.	2,115	108,457
LyondellBasell Industries NV, Class A	8,492	766,318
Martin Marietta Materials, Inc.	2,026	828,512
Mosaic Co.	10,876	353,252
MP Materials Corp. *	3,407	55,875
NewMarket Corp.	203	97,876
Newmont Corp.	37,875	1,419,176
Nucor Corp.	8,264	1,221,337
Olin Corp.	4,205	179,638
Packaging Corp. of America	2,903	444,304
PPG Industries, Inc.	5,771	708,506
Reliance Steel & Aluminum Co.	1,919	488,155
Royal Gold, Inc.	2,163	225,666
RPM International, Inc.	3,383	308,766
Sealed Air Corp.	2,110	64,967
Sherwin-Williams Co.	1,308	311,579
Silgan Holdings, Inc.	2,720	108,963
Sonoco Products Co.	3,184	164,963
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SSR Mining, Inc.	6,683	92,760
Steel Dynamics, Inc.	5,282	562,586
U.S. Steel Corp.	7,227	244,923
Vulcan Materials Co.	3,392	666,494
Westlake Corp.	1,063	122,628
Westrock Co.	8,363	300,483
		28,832,039

Media & Entertainment 2.9%
AMC Entertainment Holdings, Inc., Class A *	1,840	19,651
Cable One, Inc.	168	92,378
Comcast Corp., Class A	134,386	5,548,798
DISH Network Corp., Class A *	8,243	40,391
Electronic Arts, Inc.	8,993	1,113,243
Fox Corp., Class A	12,758	387,716
IAC, Inc. *	2,414	102,716
Interpublic Group of Cos., Inc.	12,664	359,658
Liberty Broadband Corp., Class C *	3,466	288,752
Liberty Media Corp.-Liberty Formula One, Class C *	7,036	455,159
Liberty Media Corp.-Liberty Live, Class C *	2,199	70,082
Liberty Media Corp.-Liberty SiriusXM, Class C *	7,504	184,223
Live Nation Entertainment, Inc. *	3,984	318,800
Madison Square Garden Sports Corp. *	605	101,725
Match Group, Inc. *	945	32,697
New York Times Co., Class A	5,258	211,950
News Corp., Class A	16,488	340,972
Nexstar Media Group, Inc., Class A	746	104,500
Omnicom Group, Inc.	6,475	485,042
Paramount Global, Class B	19,400	211,072
Roku, Inc. *	3,564	212,307
Sirius XM Holdings, Inc. (a)	20,980	89,794
Take-Two Interactive Software, Inc. *	5,413	723,989
TripAdvisor, Inc. *	3,672	54,199
Walt Disney Co. *	60,060	4,900,295
Warner Bros Discovery, Inc. *	72,324	718,901
ZoomInfo Technologies, Inc., Class A *	4,867	63,076
		17,232,086

Pharmaceuticals, Biotechnology & Life Sciences 8.3%
Agilent Technologies, Inc.	1,800	186,066
Alnylam Pharmaceuticals, Inc. *	794	120,529
Amgen, Inc.	5,614	1,435,500
Avantor, Inc. *	22,138	385,865
Azenta, Inc. *	2,105	95,672
Biogen, Inc. *	4,729	1,123,327
BioMarin Pharmaceutical, Inc. *	5,416	441,133
Bio-Rad Laboratories, Inc., Class A *	693	190,769
Bio-Techne Corp.	290	15,843
Bristol-Myers Squibb Co.	69,042	3,557,734
Catalent, Inc. *	5,924	203,726
Charles River Laboratories International, Inc. *	1,669	280,993
Danaher Corp.	21,616	4,150,704
Elanco Animal Health, Inc. *	15,961	140,616
Exact Sciences Corp. *	3,846	236,875
Exelixis, Inc. *	2,777	57,179
Fortrea Holdings, Inc. *	2,882	81,849
Gilead Sciences, Inc.	41,049	3,223,989
ICON PLC, ADR *	2,276	555,253
Illumina, Inc. *	3,643	398,617
Incyte Corp. *	1,556	83,915
Ionis Pharmaceuticals, Inc. *	643	28,466
IQVIA Holdings, Inc. *	439	79,384
Jazz Pharmaceuticals PLC *	963	122,320
SECURITY	NUMBER OF SHARES	VALUE ($)
Johnson & Johnson	79,154	11,741,704
Karuna Therapeutics, Inc. *	122	20,326
Maravai LifeSciences Holdings, Inc., Class A *	1,500	10,290
Merck & Co., Inc.	68,075	6,991,303
Mirati Therapeutics, Inc. *	1,507	83,684
Moderna, Inc. *	10,913	828,952
Organon & Co.	8,313	122,949
Perrigo Co. PLC	4,385	121,201
Pfizer, Inc.	185,578	5,671,264
QIAGEN NV *	7,484	280,126
Regeneron Pharmaceuticals, Inc. *	3,171	2,473,031
Repligen Corp. *	1,010	135,906
Revvity, Inc.	4,144	343,330
Roivant Sciences Ltd. *	689	5,953
Royalty Pharma PLC, Class A	12,211	328,110
Sotera Health Co. *	950	12,027
Thermo Fisher Scientific, Inc.	4,865	2,163,806
United Therapeutics Corp. *	1,484	330,724
Vertex Pharmaceuticals, Inc. *	723	261,806
Viatris, Inc.	39,319	349,939
		49,472,755

Real Estate Management & Development 0.3%
CBRE Group, Inc., Class A *	10,168	705,049
CoStar Group, Inc. *	7,564	555,273
Howard Hughes Holdings, Inc. *	1,094	72,565
Jones Lang LaSalle, Inc. *	1,564	200,067
Zillow Group, Inc., Class C *	6,868	248,965
		1,781,919

Semiconductors & Semiconductor Equipment 3.5%
Advanced Micro Devices, Inc. *	22,690	2,234,965
Analog Devices, Inc.	16,603	2,612,150
Applied Materials, Inc.	4,297	568,708
Cirrus Logic, Inc. *	1,798	120,340
Entegris, Inc.	4,653	409,650
First Solar, Inc. *	3,493	497,578
GLOBALFOUNDRIES, Inc. *(a)	2,562	127,126
Intel Corp.	137,113	5,004,624
Lam Research Corp.	232	136,467
Marvell Technology, Inc.	28,055	1,324,757
Microchip Technology, Inc.	5,072	361,583
Micron Technology, Inc.	35,893	2,400,165
MKS Instruments, Inc.	2,156	141,563
ON Semiconductor Corp. *	14,154	886,607
Qorvo, Inc. *	3,221	281,580
QUALCOMM, Inc.	4,690	511,163
Skyworks Solutions, Inc.	5,218	452,609
Teradyne, Inc.	844	70,280
Texas Instruments, Inc.	17,650	2,506,477
Universal Display Corp.	841	117,050
Wolfspeed, Inc. *	4,114	139,218
		20,904,660

Software & Services 2.9%
Akamai Technologies, Inc. *	5,050	521,817
Amdocs Ltd.	3,911	313,506
ANSYS, Inc. *	495	137,739
AppLovin Corp., Class A *	5,085	185,297
Aspen Technology, Inc. *	908	161,397
Bentley Systems, Inc., Class B	476	23,153
Bill Holdings, Inc. *	3,372	307,830
CCC Intelligent Solutions Holdings, Inc. *	6,580	70,867
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Cognizant Technology Solutions Corp., Class A	16,676	1,075,102
Dolby Laboratories, Inc., Class A	1,928	156,052
Dropbox, Inc., Class A *	951	25,011
DXC Technology Co. *	6,850	138,165
Gen Digital, Inc.	15,394	256,464
GoDaddy, Inc., Class A *	1,979	144,922
Guidewire Software, Inc. *	2,691	242,540
HashiCorp, Inc., Class A *	1,029	20,261
Informatica, Inc., Class A *	1,270	24,359
International Business Machines Corp.	29,842	4,316,347
Kyndryl Holdings, Inc. *	7,413	108,452
nCino, Inc. *	2,084	58,560
NCR Voyix Corp. *	4,210	64,371
Nutanix, Inc., Class A *	5,743	207,839
Okta, Inc. *	4,620	311,434
Oracle Corp.	29,414	3,041,408
PTC, Inc. *	1,803	253,177
Roper Technologies, Inc.	3,471	1,695,826
Salesforce, Inc. *	7,647	1,535,747
SentinelOne, Inc., Class A *	6,546	102,314
Twilio, Inc., Class A *	4,659	238,820
Tyler Technologies, Inc. *	336	125,294
UiPath, Inc., Class A *	2,781	43,189
Unity Software, Inc. *	5,666	143,746
VeriSign, Inc. *	2,813	561,644
Zoom Video Communications, Inc., Class A *	8,235	493,935
		17,106,585

Technology Hardware & Equipment 2.5%
Amphenol Corp., Class A	9,513	766,272
Arrow Electronics, Inc. *	1,891	214,458
Avnet, Inc.	2,959	137,090
CDW Corp.	259	51,904
Ciena Corp. *	4,830	203,826
Cisco Systems, Inc.	134,670	7,020,347
Cognex Corp.	5,703	205,251
Coherent Corp. *	3,881	114,878
Corning, Inc.	24,966	668,090
Crane NXT Co.	1,560	81,120
F5, Inc. *	1,983	300,603
Hewlett Packard Enterprise Co.	42,452	652,912
HP, Inc.	22,576	594,426
IPG Photonics Corp. *	976	83,838
Jabil, Inc.	1,546	189,849
Juniper Networks, Inc.	10,478	282,068
Keysight Technologies, Inc. *	4,333	528,843
Littelfuse, Inc.	792	171,603
Lumentum Holdings, Inc. *	2,269	88,967
Motorola Solutions, Inc.	431	120,016
NetApp, Inc.	4,175	303,856
Pure Storage, Inc., Class A *	2,007	67,857
TD SYNNEX Corp.	1,542	141,371
Teledyne Technologies, Inc. *	1,529	572,748
Trimble, Inc. *	8,086	381,093
Ubiquiti, Inc.	21	2,550
Viasat, Inc. *	3,891	71,750
Vontier Corp.	3,332	98,494
Western Digital Corp. *	10,484	420,933
Zebra Technologies Corp., Class A *	1,383	289,642
		14,826,655

Telecommunication Services 1.9%
AT&T, Inc.	235,136	3,621,094
Frontier Communications Parent, Inc. *	8,078	144,758
SECURITY	NUMBER OF SHARES	VALUE ($)
GCI Liberty, Inc. *(c)	2,247	406
Iridium Communications, Inc.	260	9,633
T-Mobile U.S., Inc. *	17,489	2,515,968
Verizon Communications, Inc.	138,216	4,855,528
		11,147,387

Transportation 2.4%
Alaska Air Group, Inc. *	4,082	129,114
American Airlines Group, Inc. *	13,288	148,161
Avis Budget Group, Inc. *	437	71,144
CH Robinson Worldwide, Inc.	830	67,919
CSX Corp.	58,487	1,745,837
Delta Air Lines, Inc.	19,989	624,656
Expeditors International of Washington, Inc.	4,318	471,742
FedEx Corp.	7,615	1,828,362
GXO Logistics, Inc. *	3,869	195,423
Hertz Global Holdings, Inc. *	4,408	37,160
JB Hunt Transport Services, Inc.	2,169	372,786
Kirby Corp. *	1,939	144,843
Knight-Swift Transportation Holdings, Inc.	5,146	251,588
Landstar System, Inc.	246	40,536
Norfolk Southern Corp.	7,461	1,423,484
Old Dominion Freight Line, Inc.	221	83,242
Ryder System, Inc.	1,461	142,506
Saia, Inc. *	770	276,037
Schneider National, Inc., Class B	1,825	46,227
Southwest Airlines Co.	19,509	433,685
U-Haul Holding Co. *	143	7,024
U-Haul Holding Co. - Non Voting	2,040	96,308
Union Pacific Corp.	11,451	2,377,342
United Airlines Holdings, Inc. *	10,737	375,902
United Parcel Service, Inc., Class B	17,196	2,428,935
XPO, Inc. *	3,749	284,212
		14,104,175

Utilities 5.1%
AES Corp.	8,492	126,531
Alliant Energy Corp.	8,259	402,957
Ameren Corp.	8,596	650,803
American Electric Power Co., Inc.	16,912	1,277,532
American Water Works Co., Inc.	6,396	752,489
Atmos Energy Corp.	4,730	509,232
Avangrid, Inc.	2,316	69,179
Brookfield Renewable Corp., Class A	4,372	99,507
CenterPoint Energy, Inc.	20,714	556,792
Clearway Energy, Inc., Class C	3,771	81,868
CMS Energy Corp.	9,546	518,730
Consolidated Edison, Inc.	11,391	1,000,016
Constellation Energy Corp.	10,756	1,214,567
Dominion Energy, Inc.	27,446	1,106,623
DTE Energy Co.	6,762	651,721
Duke Energy Corp.	25,314	2,250,161
Edison International	12,407	782,385
Entergy Corp.	6,947	664,064
Essential Utilities, Inc.	7,993	267,446
Evergy, Inc.	7,313	359,361
Eversource Energy	11,442	615,465
Exelon Corp.	32,638	1,270,924
FirstEnergy Corp.	17,875	636,350
Hawaiian Electric Industries, Inc.	3,674	47,688
IDACORP, Inc.	1,645	155,798
National Fuel Gas Co.	2,904	147,959
NextEra Energy, Inc.	66,487	3,876,192
NiSource, Inc.	13,587	341,849
NRG Energy, Inc.	7,599	322,046
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
OGE Energy Corp.	6,516	222,847
PG&E Corp. *	65,551	1,068,481
Pinnacle West Capital Corp.	3,728	276,543
PPL Corp.	24,226	595,233
Public Service Enterprise Group, Inc.	16,325	1,006,436
Sempra	20,687	1,448,711
Southern Co.	35,787	2,408,465
UGI Corp.	6,807	141,586
Vistra Corp.	8,615	281,883
WEC Energy Group, Inc.	10,358	843,038
Xcel Energy, Inc.	18,088	1,072,076
		30,121,534
Total Common Stocks (Cost $515,864,535)		588,744,310

INVESTMENT COMPANIES 0.2% OF NET ASSETS

Equity Funds 0.2%
iShares Russell 1000 Value ETF	6,200	907,804
Total Investment Companies (Cost $941,349)		907,804

SHORT-TERM INVESTMENTS 0.4% OF NET ASSETS

Money Market Funds 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (d)	2,045,255	2,045,255
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (d)(e)	539,668	539,668
		2,584,923
Total Short-Term Investments (Cost $2,584,923)		2,584,923
Total Investments in Securities (Cost $519,390,807)		592,237,037

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/15/23	14	2,948,575	(207)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $533,609.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(d)	The rate shown is the annualized 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2023:
SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.4% OF NET ASSETS

Financial Services 0.4%
Charles Schwab Corp.	$1,897,739	$1,917,153	($635,600 )	($13,219 )	($642,653 )	$2,523,420	48,490	$29,324
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$577,596,923	$—	$—	$577,596,923
Telecommunication Services	11,146,981	—	406	11,147,387
Investment Companies[1]	907,804	—	—	907,804
Short-Term Investments[1]	2,584,923	—	—	2,584,923
Liabilities
Futures Contracts[2]	(207)	—	—	(207)
Total	$592,236,424	$—	$406	$592,236,830

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $2,307,597)		$2,523,420
Investments in securities, at value - unaffiliated (cost $517,083,210) including securities on loan of $533,609		589,713,617
Deposit with broker for futures contracts		112,000
Receivables:
Fund shares sold		786,829
Dividends		636,939
Variation margin on future contracts		16,778
Investments sold		12,456
Income from securities on loan	+	2,225
Total assets		593,804,264

Liabilities
Collateral held for securities on loan		539,668
Payables:
Fund shares redeemed		581,848
Investment adviser fees		17,363
Due to custodian	+	12,456
Total liabilities		1,151,335
Net assets		$592,652,929

Net Assets by Source
Capital received from investors		$549,534,218
Total distributable earnings	+	43,118,711
Net assets		$592,652,929

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$592,652,929		12,744,022		$46.50

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $1,907)		$14,670,946
Dividends received from securities - affiliated		29,324
Securities on loan, net	+	111,619
Total investment income		14,811,889

Expenses
Investment adviser fees		221,361
Total expenses	–	221,361
Net investment income		14,590,528

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(13,219)
Net realized losses on sales of securities - unaffiliated		(12,441,979)
Net realized gains on sales of in-kind redemptions - unaffiliated		13,097,362
Net realized losses on futures contracts	+	(39,071)
Net realized gains		603,093
Net change in unrealized appreciation (depreciation) on securities - affiliated		(642,653)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(10,546,975)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(109,331)
Net change in unrealized appreciation (depreciation)	+	(11,298,959)
Net realized and unrealized losses		(10,695,866)
Increase in net assets resulting from operations		$3,894,662
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$14,590,528	$12,544,703
Net realized gains		603,093	5,446,498
Net change in unrealized appreciation (depreciation)	+	(11,298,959)	(63,321,553)
Increase (decrease) in net assets resulting from operations		$3,894,662	($45,330,352 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($14,210,885 )	($27,740,131 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,801,820	$283,185,301	5,720,926	$280,961,274
Shares reinvested		239,623	11,415,609	416,349	21,312,908
Shares redeemed	+	(6,931,984)	(339,427,728)	(3,237,613)	(157,379,862)
Net transactions in fund shares		(890,541)	($44,826,818 )	2,899,662	$144,894,320

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		13,634,563	$647,795,970	10,734,901	$575,972,133
Total increase (decrease)	+	(890,541)	(55,143,041)	2,899,662	71,823,837
End of period		12,744,022	$592,652,929	13,634,563	$647,795,970
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$51.84	$64.44	$44.98	$44.29	$39.55
Income (loss) from investment operations:
Net investment income (loss)[1]	0.89	0.79	0.69	0.72	0.70
Net realized and unrealized gains (losses)	(1.40)	(11.54)	19.54	1.09	4.54
Total from investment operations	(0.51)	(10.75)	20.23	1.81	5.24
Less distributions:
Distributions from net investment income	(0.77)	(0.63)	(0.77)	(0.64)	(0.42)
Distributions from net realized gains	(0.04)	(1.22)	—	(0.48)	(0.08)
Total distributions	(0.81)	(1.85)	(0.77)	(1.12)	(0.50)
Net asset value at end of period	$50.52	$51.84	$64.44	$44.98	$44.29
Total return	(1.03%)	(17.15%)	45.35%	4.04%	13.61%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04%[2]	0.04%	0.04%	0.04%[3]
Net investment income (loss)	1.66%	1.41%	1.19%	1.69%	1.67%
Portfolio turnover rate	8%[4]	11%[4]	14%	29%	21%
Net assets, end of period (x 1,000,000)	$1,063	$903	$891	$483	$357

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.04%. The ratio presented for period ended October 31, 2019 is a blended ratio.
[4]	Portfolio turnover rate excludes in-kind transactions.
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Automobiles & Components 0.8%
Aptiv PLC *	31,751	2,768,687
BorgWarner, Inc.	27,276	1,006,484
Gentex Corp.	27,491	788,442
Harley-Davidson, Inc.	15,237	409,114
Lear Corp.	6,879	892,619
Lucid Group, Inc. *(a)	87,561	360,751
Phinia, Inc.	5,527	143,039
QuantumScape Corp., Class A *	34,290	178,994
Rivian Automotive, Inc., Class A *	77,835	1,262,484
Thor Industries, Inc.	6,028	530,042
		8,340,656

Banks 2.3%
Bank OZK	12,718	455,432
BOK Financial Corp.	3,332	218,313
Citizens Financial Group, Inc.	55,591	1,302,497
Columbia Banking System, Inc.	24,461	481,148
Comerica, Inc.	15,402	606,839
Commerce Bancshares, Inc.	13,374	586,584
Cullen/Frost Bankers, Inc.	6,929	630,470
East West Bancorp, Inc.	16,464	882,800
Fifth Third Bancorp	79,618	1,887,743
First Citizens BancShares, Inc., Class A	1,273	1,757,682
First Hawaiian, Inc.	14,932	267,731
First Horizon Corp.	64,963	698,352
FNB Corp.	42,129	450,359
Huntington Bancshares, Inc.	168,700	1,627,955
KeyCorp	109,421	1,118,283
M&T Bank Corp.	19,401	2,187,463
New York Community Bancorp, Inc.	83,349	790,148
NU Holdings Ltd., Class A *	270,566	2,218,641
Pinnacle Financial Partners, Inc.	8,846	551,636
Popular, Inc.	8,234	535,539
Prosperity Bancshares, Inc.	10,161	554,181
Regions Financial Corp.	109,637	1,593,026
Synovus Financial Corp.	16,946	441,782
Webster Financial Corp.	20,286	770,259
Western Alliance Bancorp	12,716	522,628
Wintrust Financial Corp.	7,105	530,672
Zions Bancorp NA	17,110	527,843
		24,196,006

Capital Goods 12.3%
A O Smith Corp.	14,371	1,002,521
Acuity Brands, Inc.	3,653	591,676
Advanced Drainage Systems, Inc.	7,993	853,892
AECOM	15,314	1,172,287
AGCO Corp.	7,339	841,490
Air Lease Corp., Class A	12,168	421,378
Allegion PLC	10,316	1,014,682
Allison Transmission Holdings, Inc.	10,654	537,175
AMETEK, Inc.	26,982	3,798,256
SECURITY	NUMBER OF SHARES	VALUE ($)
Armstrong World Industries, Inc.	5,245	398,043
Axon Enterprise, Inc. *	8,158	1,668,229
AZEK Co., Inc., Class A *	15,383	403,035
Builders FirstSource, Inc. *	14,932	1,620,421
BWX Technologies, Inc.	10,742	797,916
Carlisle Cos., Inc.	5,821	1,479,058
Carrier Global Corp.	97,744	4,658,479
ChargePoint Holdings, Inc. *(a)	35,035	88,989
CNH Industrial NV	114,766	1,260,131
Core & Main, Inc., Class A *	12,677	381,324
Crane Co.	5,637	548,649
Cummins, Inc.	16,634	3,597,934
Curtiss-Wright Corp.	4,472	889,078
Donaldson Co., Inc.	14,149	815,831
Dover Corp.	16,362	2,126,242
EMCOR Group, Inc.	5,481	1,132,649
Esab Corp.	6,652	421,072
Fastenal Co.	66,984	3,907,847
Ferguson PLC	24,205	3,635,591
Flowserve Corp.	15,391	565,158
Fortive Corp.	41,483	2,708,010
Fortune Brands Innovations, Inc.	14,813	826,565
Gates Industrial Corp. PLC *	12,598	137,570
Generac Holdings, Inc. *	7,116	598,242
Graco, Inc.	19,601	1,457,334
Hayward Holdings, Inc. *	15,391	161,606
HEICO Corp.	12,803	2,028,123
Hexcel Corp.	9,861	610,593
Howmet Aerospace, Inc.	44,486	1,961,833
Hubbell, Inc., Class B	6,283	1,697,038
Huntington Ingalls Industries, Inc.	4,609	1,013,150
IDEX Corp.	8,867	1,697,232
Ingersoll Rand, Inc.	47,477	2,880,904
ITT, Inc.	9,678	903,441
Lennox International, Inc.	3,753	1,390,637
Lincoln Electric Holdings, Inc.	6,555	1,145,814
Masco Corp.	26,394	1,374,863
MasTec, Inc. *	7,320	435,101
MDU Resources Group, Inc.	23,762	442,211
Mercury Systems, Inc. *	5,800	208,684
Middleby Corp. *	6,232	703,406
MSC Industrial Direct Co., Inc., Class A	5,377	509,471
Nordson Corp.	6,710	1,426,479
nVent Electric PLC	19,335	930,594
Oshkosh Corp.	7,618	668,327
Otis Worldwide Corp.	48,498	3,744,531
Owens Corning	10,545	1,195,487
PACCAR, Inc.	60,152	4,964,345
Parker-Hannifin Corp.	14,993	5,531,068
Pentair PLC	19,266	1,119,740
Plug Power, Inc. *(a)	61,484	362,141
Quanta Services, Inc.	16,861	2,817,810
RBC Bearings, Inc. *	3,304	726,351
Regal Rexnord Corp.	7,737	916,138
Rockwell Automation, Inc.	13,480	3,542,679
Sensata Technologies Holding PLC	17,646	562,554
SiteOne Landscape Supply, Inc. *	5,216	718,608
Snap-on, Inc.	6,105	1,574,724
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Spirit AeroSystems Holdings, Inc., Class A *	12,222	276,217
Stanley Black & Decker, Inc.	17,960	1,527,498
Sunrun, Inc. *	24,819	239,503
Textron, Inc.	23,193	1,762,668
Timken Co.	7,296	504,300
Toro Co.	12,174	984,146
Trane Technologies PLC	26,715	5,084,132
TransDigm Group, Inc. *	6,150	5,092,753
Trex Co., Inc. *	12,691	713,361
United Rentals, Inc.	8,048	3,269,661
Valmont Industries, Inc.	2,441	480,657
Vertiv Holdings Co., Class A	40,256	1,580,853
Watsco, Inc.	3,896	1,359,275
WESCO International, Inc.	5,188	665,102
Westinghouse Air Brake Technologies Corp.	20,914	2,217,302
WillScot Mobile Mini Holdings Corp. *	23,038	907,928
Woodward, Inc.	6,925	863,547
WW Grainger, Inc.	5,236	3,821,390
Xylem, Inc.	27,817	2,602,002
		130,274,732

Commercial & Professional Services 4.6%
Booz Allen Hamilton Holding Corp., Class A	15,251	1,829,052
Broadridge Financial Solutions, Inc.	13,747	2,345,788
CACI International, Inc., Class A *	2,650	860,614
Ceridian HCM Holding, Inc. *	17,323	1,108,845
Cintas Corp.	10,165	5,154,875
Clarivate PLC *	54,964	350,670
Clean Harbors, Inc. *	5,932	911,570
Concentrix Corp.	5,136	391,415
Copart, Inc. *	100,656	4,380,549
Driven Brands Holdings, Inc. *	7,100	80,798
Dun & Bradstreet Holdings, Inc.	32,181	281,906
Equifax, Inc.	14,294	2,423,834
FTI Consulting, Inc. *	3,889	825,479
Genpact Ltd.	21,003	704,441
Jacobs Solutions, Inc.	14,756	1,966,975
KBR, Inc.	15,833	920,689
Leidos Holdings, Inc.	16,014	1,587,308
ManpowerGroup, Inc.	5,869	410,654
MSA Safety, Inc.	4,311	680,621
Paychex, Inc.	37,804	4,198,134
Paycom Software, Inc.	6,059	1,484,273
Paycor HCM, Inc. *	6,480	139,838
Paylocity Holding Corp. *	4,913	881,392
RB Global, Inc.	21,323	1,394,524
Republic Services, Inc., Class A	24,231	3,598,061
Robert Half, Inc.	12,331	921,989
Rollins, Inc.	29,990	1,127,924
Science Applications International Corp.	6,299	688,103
SS&C Technologies Holdings, Inc.	25,530	1,282,883
Stericycle, Inc. *	10,836	446,877
Tetra Tech, Inc.	6,201	935,793
TransUnion	22,696	995,900
Verisk Analytics, Inc., Class A	16,739	3,805,779
Vestis Corp. *	13,898	212,500
		49,330,053

Consumer Discretionary Distribution & Retail 3.3%
Advance Auto Parts, Inc.	6,936	360,880
AutoNation, Inc. *	3,462	450,337
Bath & Body Works, Inc.	26,822	795,272
Best Buy Co., Inc.	22,857	1,527,305
SECURITY	NUMBER OF SHARES	VALUE ($)
Burlington Stores, Inc. *	7,563	915,350
CarMax, Inc. *	18,486	1,129,310
Coupang, Inc., Class A *	128,514	2,184,738
Dick's Sporting Goods, Inc.	7,041	753,035
eBay, Inc.	62,693	2,459,446
Etsy, Inc. *	14,378	895,749
Five Below, Inc. *	6,437	1,119,909
Floor & Decor Holdings, Inc., Class A *	12,169	1,002,726
GameStop Corp., Class A *(a)	31,571	434,733
Gap, Inc.	22,668	290,150
Genuine Parts Co.	16,452	2,120,005
Kohl's Corp.	12,877	290,376
Lithia Motors, Inc., Class A	3,174	768,774
LKQ Corp.	31,260	1,372,939
Macy's, Inc.	31,722	386,374
Murphy USA, Inc.	2,324	842,892
Nordstrom, Inc.	13,576	189,792
Ollie's Bargain Outlet Holdings, Inc. *	7,212	557,055
Penske Automotive Group, Inc.	2,357	337,240
Petco Health & Wellness Co., Inc., Class A *	9,048	31,306
Pool Corp.	4,458	1,407,703
RH *	2,032	442,895
Ross Stores, Inc.	39,399	4,569,102
Tractor Supply Co.	12,846	2,473,626
Ulta Beauty, Inc. *	5,867	2,237,146
Valvoline, Inc.	19,382	575,064
Victoria's Secret & Co. *	9,100	162,708
Wayfair, Inc., Class A *	9,671	412,081
Williams-Sonoma, Inc.	7,485	1,124,546
		34,620,564

Consumer Durables & Apparel 2.6%
Brunswick Corp.	8,302	576,740
Capri Holdings Ltd. *	13,405	686,068
Carter's, Inc.	4,315	289,795
Columbia Sportswear Co.	4,162	307,156
Crocs, Inc. *	7,126	636,494
Deckers Outdoor Corp. *	3,073	1,834,765
DR Horton, Inc.	36,505	3,811,122
Garmin Ltd.	18,022	1,847,796
Hasbro, Inc.	15,271	689,486
Leggett & Platt, Inc.	15,487	362,860
Lennar Corp., Class A	30,630	3,267,608
Mattel, Inc. *	41,302	788,042
Mohawk Industries, Inc. *	6,214	499,481
Newell Brands, Inc.	44,525	299,208
NVR, Inc. *	346	1,872,767
Peloton Interactive, Inc., Class A *	37,164	176,901
Polaris, Inc.	6,311	545,397
PulteGroup, Inc.	25,575	1,882,064
PVH Corp.	7,347	546,250
Ralph Lauren Corp., Class A	4,697	528,553
Skechers USA, Inc., Class A *	15,624	753,389
Tapestry, Inc.	27,582	760,160
Tempur Sealy International, Inc.	19,632	783,906
Toll Brothers, Inc.	12,818	906,361
TopBuild Corp. *	3,709	848,471
Under Armour, Inc., Class A *	44,614	305,606
VF Corp.	40,854	601,779
Whirlpool Corp.	6,253	653,814
YETI Holdings, Inc. *	10,227	434,852
		27,496,891

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Services 3.4%
ADT, Inc.	24,665	139,604
Aramark	27,501	740,602
Boyd Gaming Corp.	8,586	474,376
Bright Horizons Family Solutions, Inc. *	6,758	500,497
Caesars Entertainment, Inc. *	24,186	964,780
Carnival Corp. *	116,650	1,336,809
Cava Group, Inc. *(a)	1,847	58,347
Choice Hotels International, Inc.	3,541	391,281
Churchill Downs, Inc.	8,326	914,528
Darden Restaurants, Inc.	14,158	2,060,414
Domino's Pizza, Inc.	4,153	1,407,825
DoorDash, Inc., Class A *	35,389	2,652,406
DraftKings, Inc., Class A *	49,062	1,355,092
Expedia Group, Inc. *	16,845	1,605,160
Grand Canyon Education, Inc. *	3,531	417,823
H&R Block, Inc.	17,872	733,646
Hilton Worldwide Holdings, Inc.	30,161	4,570,296
Hyatt Hotels Corp., Class A	5,368	549,898
Marriott Vacations Worldwide Corp.	4,258	382,624
MGM Resorts International *	34,354	1,199,642
Mister Car Wash, Inc. *	8,810	45,812
Norwegian Cruise Line Holdings Ltd. *	49,717	676,151
Penn Entertainment, Inc. *	17,900	353,167
Planet Fitness, Inc., Class A *	10,013	553,419
Royal Caribbean Cruises Ltd. *	27,453	2,326,093
Service Corp. International	17,186	935,262
Texas Roadhouse, Inc., Class A	7,813	793,332
Travel & Leisure Co.	8,480	288,574
Vail Resorts, Inc.	4,474	949,606
Wendy's Co.	20,215	384,489
Wingstop, Inc.	3,516	642,619
Wyndham Hotels & Resorts, Inc.	9,824	711,258
Wynn Resorts Ltd.	12,206	1,071,443
Yum! Brands, Inc.	32,893	3,975,448
		36,162,323

Consumer Staples Distribution & Retail 1.3%
Albertsons Cos., Inc., Class A	48,695	1,056,681
BJ's Wholesale Club Holdings, Inc. *	15,626	1,064,443
Casey's General Stores, Inc.	4,367	1,187,431
Dollar Tree, Inc. *	24,465	2,717,817
Grocery Outlet Holding Corp. *	11,195	309,766
Kroger Co.	76,550	3,473,073
Performance Food Group Co. *	17,939	1,036,157
U.S. Foods Holding Corp. *	26,531	1,033,117
Walgreens Boots Alliance, Inc.	84,032	1,771,395
		13,649,880

Energy 5.6%
Antero Midstream Corp.	39,846	491,700
Antero Resources Corp. *	33,097	974,376
APA Corp.	36,399	1,445,768
Baker Hughes Co., Class A	118,846	4,090,679
Cheniere Energy, Inc.	28,448	4,734,316
Chesapeake Energy Corp.	14,890	1,281,731
Coterra Energy, Inc.	87,559	2,407,873
Devon Energy Corp.	75,192	3,501,691
Diamondback Energy, Inc.	21,251	3,406,960
DTE Midstream LLC.	11,376	613,963
EQT Corp.	42,278	1,791,742
Halliburton Co.	105,394	4,146,200
Hess Corp.	32,604	4,708,018
HF Sinclair Corp.	16,545	916,262
Marathon Oil Corp.	72,895	1,990,762
SECURITY	NUMBER OF SHARES	VALUE ($)
New Fortress Energy, Inc.	7,617	230,795
NOV, Inc.	45,891	915,984
ONEOK, Inc.	52,429	3,418,371
Ovintiv, Inc.	30,113	1,445,424
Phillips 66	54,068	6,167,537
Range Resources Corp.	27,447	983,700
Southwestern Energy Co. *	128,509	916,269
Targa Resources Corp.	26,224	2,192,589
TechnipFMC PLC	51,546	1,109,270
Texas Pacific Land Corp.	678	1,251,554
Williams Cos., Inc.	142,885	4,915,244
		60,048,778

Equity Real Estate Investment Trusts (REITs) 7.0%
Agree Realty Corp.	10,771	602,530
Alexandria Real Estate Equities, Inc.	20,118	1,873,589
American Homes 4 Rent, Class A	39,083	1,279,577
Americold Realty Trust, Inc.	31,608	828,762
Apartment Income REIT Corp.	17,361	507,115
AvalonBay Communities, Inc.	16,625	2,755,428
Boston Properties, Inc.	18,342	982,581
Brixmor Property Group, Inc.	34,982	727,276
Camden Property Trust	12,128	1,029,425
Cousins Properties, Inc.	17,741	317,032
CubeSmart	26,227	894,078
Digital Realty Trust, Inc.	35,030	4,356,331
EastGroup Properties, Inc.	5,143	839,595
EPR Properties	8,712	372,002
Equity LifeStyle Properties, Inc.	20,845	1,371,601
Equity Residential	43,755	2,420,964
Essex Property Trust, Inc.	7,488	1,601,833
Extra Space Storage, Inc.	24,532	2,541,270
Federal Realty Investment Trust	9,482	864,664
First Industrial Realty Trust, Inc.	15,426	652,520
Gaming & Leisure Properties, Inc.	29,429	1,335,782
Healthcare Realty Trust, Inc., Class A	44,455	637,929
Healthpeak Properties, Inc.	63,977	994,842
Highwoods Properties, Inc.	12,251	219,170
Host Hotels & Resorts, Inc.	82,717	1,280,459
Invitation Homes, Inc.	71,690	2,128,476
Iron Mountain, Inc.	33,966	2,006,372
Kilroy Realty Corp.	13,592	388,459
Kimco Realty Corp.	71,033	1,274,332
Lamar Advertising Co., Class A	10,198	838,989
Medical Properties Trust, Inc.	69,820	333,740
Mid-America Apartment Communities, Inc.	13,618	1,608,967
National Storage Affiliates Trust	9,383	267,603
NNN REIT, Inc.	21,207	770,450
Omega Healthcare Investors, Inc.	27,443	908,363
Park Hotels & Resorts, Inc.	25,170	290,210
Rayonier, Inc.	17,217	434,557
Realty Income Corp.	79,039	3,744,868
Regency Centers Corp.	21,209	1,278,054
Rexford Industrial Realty, Inc.	24,184	1,045,716
SBA Communications Corp., Class A	12,597	2,628,112
Simon Property Group, Inc.	38,068	4,183,293
Spirit Realty Capital, Inc.	16,532	594,987
STAG Industrial, Inc.	20,984	697,089
Sun Communities, Inc.	14,413	1,603,302
UDR, Inc.	38,531	1,225,671
Ventas, Inc.	46,863	1,989,803
VICI Properties, Inc., Class A	117,764	3,285,616
Vornado Realty Trust	20,847	400,262
Welltower, Inc.	58,299	4,874,379
Weyerhaeuser Co.	85,911	2,464,787
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
WP Carey, Inc.	24,893	1,335,509
		73,888,321

Financial Services 7.6%
Affiliated Managers Group, Inc.	4,201	515,715
Affirm Holdings, Inc. *	25,596	450,745
AGNC Investment Corp.	69,563	513,375
Ally Financial, Inc.	31,767	768,444
Ameriprise Financial, Inc.	12,334	3,879,906
Annaly Capital Management, Inc.	58,096	906,878
Apollo Global Management, Inc.	61,205	4,739,715
Ares Management Corp., Class A	18,795	1,852,999
Bank of New York Mellon Corp.	91,488	3,888,240
Block, Inc. *	63,605	2,560,101
Blue Owl Capital, Inc., Class A	52,397	646,055
Carlyle Group, Inc.	24,654	678,971
Cboe Global Markets, Inc.	12,335	2,021,583
Coinbase Global, Inc., Class A *	19,553	1,507,927
Corebridge Financial, Inc.	17,417	348,340
Credit Acceptance Corp. *	753	303,030
Discover Financial Services	29,265	2,402,071
Equitable Holdings, Inc.	41,980	1,115,409
Euronet Worldwide, Inc. *	5,556	426,923
Evercore, Inc., Class A	4,195	546,105
FactSet Research Systems, Inc.	4,501	1,943,937
Fidelity National Information Services, Inc.	69,452	3,410,788
FleetCor Technologies, Inc. *	8,430	1,898,183
Franklin Resources, Inc.	33,499	763,442
Global Payments, Inc.	30,691	3,259,998
Houlihan Lokey, Inc., Class A	5,916	594,676
Interactive Brokers Group, Inc., Class A	11,823	946,668
Invesco Ltd.	42,580	552,263
Jack Henry & Associates, Inc.	8,539	1,203,914
Janus Henderson Group PLC	15,628	360,538
Jefferies Financial Group, Inc.	22,284	717,099
KKR & Co., Inc.	75,771	4,197,713
Lazard Ltd., Class A	12,783	354,984
LPL Financial Holdings, Inc.	9,148	2,053,909
MarketAxess Holdings, Inc.	4,336	926,820
MGIC Investment Corp.	33,265	560,183
Morningstar, Inc.	3,005	760,986
MSCI, Inc., Class A	9,009	4,248,194
Nasdaq, Inc.	40,061	1,987,026
NCR Atleos Corp. *	7,444	164,215
Northern Trust Corp.	24,032	1,583,949
OneMain Holdings, Inc.	13,113	471,150
Raymond James Financial, Inc.	22,193	2,118,100
Rithm Capital Corp.	56,262	524,924
Robinhood Markets, Inc., Class A *	77,589	709,163
Rocket Cos., Inc., Class A *	14,725	108,818
SEI Investments Co.	11,895	638,286
Shift4 Payments, Inc., Class A *	6,383	284,171
SLM Corp.	26,344	342,472
SoFi Technologies, Inc. *	107,632	812,622
Starwood Property Trust, Inc.	34,472	611,878
State Street Corp.	37,320	2,411,992
Stifel Financial Corp.	12,083	688,731
Synchrony Financial	48,856	1,370,411
T Rowe Price Group, Inc.	25,873	2,341,506
TFS Financial Corp.	5,907	70,057
Toast, Inc., Class A *	41,656	666,079
TPG, Inc.	7,598	210,009
Tradeweb Markets, Inc., Class A	13,476	1,212,975
UWM Holdings Corp.	10,495	50,901
Virtu Financial, Inc., Class A	10,562	195,291
Voya Financial, Inc.	11,435	763,515
SECURITY	NUMBER OF SHARES	VALUE ($)
Western Union Co.	43,869	495,281
WEX, Inc. *	5,002	832,733
XP, Inc., Class A	38,961	779,220
		81,272,302

Food, Beverage & Tobacco 1.9%
Boston Beer Co., Inc., Class A *	1,101	367,679
Brown-Forman Corp., Class B	27,451	1,541,648
Bunge Ltd.	17,513	1,856,028
Campbell Soup Co.	22,429	906,356
Celsius Holdings, Inc. *	5,615	853,985
Conagra Brands, Inc.	55,803	1,526,770
Darling Ingredients, Inc. *	18,567	822,332
Flowers Foods, Inc.	22,046	483,469
Freshpet, Inc. *	5,367	308,066
Hormel Foods Corp.	34,011	1,107,058
Ingredion, Inc.	7,708	721,315
J M Smucker Co.	11,590	1,319,406
Kellanova	30,481	1,538,376
Lamb Weston Holdings, Inc.	17,049	1,531,000
McCormick & Co., Inc. - Non Voting Shares	29,476	1,883,516
Molson Coors Beverage Co., Class B	20,523	1,185,614
Pilgrim's Pride Corp. *	4,723	120,436
Post Holdings, Inc. *	6,261	502,633
Seaboard Corp.	31	108,715
Tyson Foods, Inc., Class A	32,596	1,510,825
WK Kellogg Co. *	7,499	75,140
		20,270,367

Health Care Equipment & Services 5.1%
Acadia Healthcare Co., Inc. *	10,481	770,458
agilon health, Inc. *	33,915	610,470
Align Technology, Inc. *	8,955	1,653,003
Amedisys, Inc. *	3,745	342,630
Baxter International, Inc.	59,299	1,923,067
Cardinal Health, Inc.	29,902	2,721,082
Cencora, Inc.	18,962	3,510,814
Certara, Inc. *	14,174	172,781
Chemed Corp.	1,725	970,571
Cooper Cos., Inc.	5,698	1,776,351
DaVita, Inc. *	6,340	489,638
DENTSPLY SIRONA, Inc.	24,793	753,955
Dexcom, Inc. *	45,375	4,030,661
Doximity, Inc., Class A *	13,900	283,977
Encompass Health Corp.	11,608	726,196
Enovis Corp. *	6,145	282,056
Envista Holdings Corp. *	19,256	448,087
Globus Medical, Inc., Class A *	13,862	633,632
Henry Schein, Inc. *	15,318	995,364
Hologic, Inc. *	28,498	1,885,713
ICU Medical, Inc. *	2,345	229,951
IDEXX Laboratories, Inc. *	9,661	3,859,280
Inspire Medical Systems, Inc. *	3,385	498,137
Insulet Corp. *	8,143	1,079,518
Integra LifeSciences Holdings Corp. *	8,423	302,891
Laboratory Corp. of America Holdings	10,377	2,072,598
Masimo Corp. *	5,090	412,952
Molina Healthcare, Inc. *	6,776	2,256,069
Novocure Ltd. *	12,247	162,885
Penumbra, Inc. *	4,247	811,814
Premier, Inc., Class A	14,030	269,657
Quest Diagnostics, Inc.	13,135	1,708,863
QuidelOrtho Corp. *	6,301	384,865
R1 RCM, Inc. *	17,972	211,890
ResMed, Inc.	17,031	2,405,118
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Shockwave Medical, Inc. *	4,252	877,018
STERIS PLC	11,634	2,442,907
Tandem Diabetes Care, Inc. *	7,506	129,854
Teladoc Health, Inc. *	19,070	315,418
Teleflex, Inc.	5,494	1,015,016
Tenet Healthcare Corp. *	11,804	633,875
Universal Health Services, Inc., Class B	7,091	892,686
Veeva Systems, Inc., Class A *	16,988	3,273,757
Zimmer Biomet Holdings, Inc.	24,634	2,572,036
		53,799,561

Household & Personal Products 0.5%
Church & Dwight Co., Inc.	28,654	2,605,795
Clorox Co.	14,506	1,707,356
Coty, Inc., Class A *	41,901	392,612
Olaplex Holdings, Inc. *	16,475	23,394
Reynolds Consumer Products, Inc.	6,439	163,744
Spectrum Brands Holdings, Inc.	4,711	354,833
		5,247,734

Insurance 5.3%
Aflac, Inc.	70,613	5,515,581
Allstate Corp.	30,770	3,942,560
American Financial Group, Inc.	8,551	935,137
Arch Capital Group Ltd. *	41,954	3,636,573
Arthur J Gallagher & Co.	24,842	5,850,043
Assurant, Inc.	6,190	921,691
Assured Guaranty Ltd.	6,648	414,835
Axis Capital Holdings Ltd.	9,108	520,067
Brighthouse Financial, Inc. *	7,806	353,612
Brown & Brown, Inc.	27,808	1,930,431
Cincinnati Financial Corp.	18,006	1,794,658
CNA Financial Corp.	2,993	120,917
Everest Group Ltd.	5,025	1,987,991
Fidelity National Financial, Inc.	30,457	1,190,564
First American Financial Corp.	11,733	603,546
Globe Life, Inc.	10,315	1,200,253
Hanover Insurance Group, Inc.	4,178	489,703
Hartford Financial Services Group, Inc.	35,722	2,623,781
Kemper Corp.	7,055	281,353
Kinsale Capital Group, Inc.	2,551	851,804
Lincoln National Corp.	19,824	431,569
Loews Corp.	21,704	1,389,273
Markel Group, Inc. *	1,541	2,266,071
Old Republic International Corp.	31,524	863,127
Primerica, Inc.	4,239	810,327
Principal Financial Group, Inc.	28,356	1,919,134
Prudential Financial, Inc.	43,062	3,937,589
Reinsurance Group of America, Inc.	7,806	1,166,763
RenaissanceRe Holdings Ltd.	5,894	1,294,264
RLI Corp.	4,713	627,960
Ryan Specialty Holdings, Inc., Class A *	10,905	471,096
Unum Group	23,073	1,128,270
W R Berkley Corp.	23,744	1,600,821
White Mountains Insurance Group Ltd.	289	413,487
Willis Towers Watson PLC	12,314	2,904,750
		56,389,601

Materials 5.9%
Albemarle Corp.	13,733	1,741,070
Alcoa Corp.	20,884	535,466
Amcor PLC	173,580	1,543,126
AptarGroup, Inc.	7,669	937,689
Ardagh Metal Packaging SA	17,226	58,052
Ashland, Inc.	5,535	424,147
SECURITY	NUMBER OF SHARES	VALUE ($)
Avery Dennison Corp.	9,469	1,648,269
Axalta Coating Systems Ltd. *	25,907	679,541
Ball Corp.	36,134	1,739,852
Berry Global Group, Inc.	13,935	766,425
Celanese Corp., Class A	11,598	1,328,087
CF Industries Holdings, Inc.	22,929	1,829,276
Chemours Co.	17,365	418,670
Cleveland-Cliffs, Inc. *	59,564	999,484
Corteva, Inc.	83,693	4,028,981
Crown Holdings, Inc.	12,408	1,000,085
DuPont de Nemours, Inc.	53,864	3,925,608
Eagle Materials, Inc.	4,114	633,186
Eastman Chemical Co.	13,868	1,036,356
Element Solutions, Inc.	26,179	477,243
FMC Corp.	14,615	777,518
Ginkgo Bioworks Holdings, Inc. *(a)	181,501	248,656
Graphic Packaging Holding Co.	35,672	767,305
Huntsman Corp.	19,933	465,037
International Flavors & Fragrances, Inc.	29,950	2,047,082
International Paper Co.	40,638	1,370,720
Louisiana-Pacific Corp.	7,568	388,087
LyondellBasell Industries NV, Class A	30,348	2,738,603
Martin Marietta Materials, Inc.	7,241	2,961,134
Mosaic Co.	38,839	1,261,491
MP Materials Corp. *	12,209	200,227
NewMarket Corp.	729	351,487
Nucor Corp.	29,534	4,364,830
Olin Corp.	15,090	644,645
Packaging Corp. of America	10,377	1,588,200
PPG Industries, Inc.	27,536	3,380,595
Reliance Steel & Aluminum Co.	6,857	1,744,284
Royal Gold, Inc.	7,676	800,837
RPM International, Inc.	14,922	1,361,931
Scotts Miracle-Gro Co.	4,859	215,934
Sealed Air Corp.	16,888	519,981
Silgan Holdings, Inc.	9,755	390,785
Sonoco Products Co.	11,451	593,276
SSR Mining, Inc.	24,272	336,895
Steel Dynamics, Inc.	18,841	2,006,755
U.S. Steel Corp.	25,966	879,988
Vulcan Materials Co.	15,540	3,053,454
Westlake Corp.	3,813	439,868
Westrock Co.	29,845	1,072,331
		62,722,549

Media & Entertainment 3.5%
AMC Entertainment Holdings, Inc., Class A *	7,159	76,458
Cable One, Inc.	659	362,364
DISH Network Corp., Class A *	28,623	140,253
Electronic Arts, Inc.	32,139	3,978,487
Fox Corp., Class A	45,642	1,387,061
IAC, Inc. *	8,617	366,653
Interpublic Group of Cos., Inc.	45,252	1,285,157
Liberty Broadband Corp., Class C *	15,603	1,299,886
Liberty Media Corp.-Liberty Formula One, Class C *	25,215	1,631,158
Liberty Media Corp.-Liberty Live, Class C *	7,660	244,124
Liberty Media Corp.-Liberty SiriusXM, Class C *	26,596	652,932
Live Nation Entertainment, Inc. *	18,359	1,469,087
Madison Square Garden Sports Corp. *	2,174	365,536
Match Group, Inc. *	32,623	1,128,756
New York Times Co., Class A	19,002	765,971
News Corp., Class A	58,784	1,215,653
Nexstar Media Group, Inc., Class A	4,014	562,281
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Omnicom Group, Inc.	23,142	1,733,567
Paramount Global, Class B	69,011	750,840
Pinterest, Inc., Class A *	69,581	2,079,080
Playtika Holding Corp. *	2,563	21,529
ROBLOX Corp., Class A *	53,848	1,712,905
Roku, Inc. *	14,423	859,178
Sirius XM Holdings, Inc. (a)	75,865	324,702
Spotify Technology SA *	16,445	2,709,478
Take-Two Interactive Software, Inc. *	19,343	2,587,126
TKO Group Holdings, Inc.	5,079	416,377
Trade Desk, Inc., Class A *	51,697	3,668,419
TripAdvisor, Inc. *	13,163	194,286
Warner Bros Discovery, Inc. *	258,471	2,569,202
ZoomInfo Technologies, Inc., Class A *	36,621	474,608
		37,033,114

Pharmaceuticals, Biotechnology & Life Sciences 5.2%
10X Genomics, Inc., Class A *	10,728	378,484
Agilent Technologies, Inc.	34,645	3,581,254
Alnylam Pharmaceuticals, Inc. *	14,520	2,204,136
Apellis Pharmaceuticals, Inc. *	11,681	568,398
Avantor, Inc. *	79,177	1,380,055
Azenta, Inc. *	7,512	341,420
Biogen, Inc. *	16,902	4,014,901
BioMarin Pharmaceutical, Inc. *	21,946	1,787,502
Bio-Rad Laboratories, Inc., Class A *	2,466	678,841
Bio-Techne Corp.	18,281	998,691
Bruker Corp.	12,410	707,370
Catalent, Inc. *	21,041	723,600
Charles River Laboratories International, Inc. *	5,966	1,004,436
Elanco Animal Health, Inc. *	57,440	506,046
Exact Sciences Corp. *	20,961	1,290,988
Exelixis, Inc. *	37,651	775,234
Fortrea Holdings, Inc. *	10,376	294,678
ICON PLC, ADR *	9,558	2,331,770
Illumina, Inc. *	18,548	2,029,522
Incyte Corp. *	21,647	1,167,423
Ionis Pharmaceuticals, Inc. *	16,640	736,653
IQVIA Holdings, Inc. *	21,628	3,910,991
Jazz Pharmaceuticals PLC *	7,157	909,082
Karuna Therapeutics, Inc. *	4,162	693,431
Maravai LifeSciences Holdings, Inc., Class A *	12,970	88,974
Medpace Holdings, Inc. *	2,727	661,761
Mettler-Toledo International, Inc. *	2,555	2,517,186
Mirati Therapeutics, Inc. *	5,314	295,086
Natera, Inc. *	12,190	481,139
Neurocrine Biosciences, Inc. *	11,344	1,258,503
Organon & Co.	30,062	444,617
Perrigo Co. PLC	15,785	436,297
QIAGEN NV *	26,596	995,488
Repligen Corp. *	6,497	874,236
Revvity, Inc.	14,825	1,228,251
Roivant Sciences Ltd. *	40,515	350,050
Royalty Pharma PLC, Class A	43,601	1,171,559
Sarepta Therapeutics, Inc. *	10,503	706,957
Seagen, Inc. *	16,440	3,498,596
Sotera Health Co. *	11,592	146,755
Ultragenyx Pharmaceutical, Inc. *	7,932	280,793
United Therapeutics Corp. *	5,300	1,181,158
Viatris, Inc.	140,508	1,250,521
Waters Corp. *	6,869	1,638,463
West Pharmaceutical Services, Inc.	8,681	2,763,076
		55,284,372

SECURITY	NUMBER OF SHARES	VALUE ($)
Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A *	36,340	2,519,816
CoStar Group, Inc. *	47,423	3,481,322
Howard Hughes Holdings, Inc. *	3,922	260,146
Jones Lang LaSalle, Inc. *	5,560	711,235
Zillow Group, Inc., Class C *	24,478	887,328
		7,859,847

Semiconductors & Semiconductor Equipment 2.6%
Allegro MicroSystems, Inc. *	8,727	226,553
Cirrus Logic, Inc. *	6,486	434,108
Enphase Energy, Inc. *	15,625	1,243,438
Entegris, Inc.	17,515	1,542,021
First Solar, Inc. *	12,482	1,778,061
GLOBALFOUNDRIES, Inc. *(a)	9,172	455,115
Lattice Semiconductor Corp. *	15,999	889,704
Marvell Technology, Inc.	100,265	4,734,513
Microchip Technology, Inc.	63,101	4,498,470
MKS Instruments, Inc.	7,767	509,981
Monolithic Power Systems, Inc.	5,322	2,350,940
ON Semiconductor Corp. *	50,583	3,168,519
Qorvo, Inc. *	11,455	1,001,396
Skyworks Solutions, Inc.	18,648	1,617,528
Teradyne, Inc.	18,283	1,522,425
Universal Display Corp.	5,482	762,985
Wolfspeed, Inc. *	14,597	493,962
		27,229,719

Software & Services 6.7%
Akamai Technologies, Inc. *	18,047	1,864,797
Alteryx, Inc., Class A *	7,213	230,888
Amdocs Ltd.	13,973	1,120,076
ANSYS, Inc. *	10,180	2,832,687
AppLovin Corp., Class A *	24,586	895,914
Aspen Technology, Inc. *	3,277	582,487
Bentley Systems, Inc., Class B	22,567	1,097,659
Bill Holdings, Inc. *	12,047	1,099,771
CCC Intelligent Solutions Holdings, Inc. *	23,678	255,012
Cloudflare, Inc., Class A *	33,732	1,912,267
Cognizant Technology Solutions Corp., Class A	59,597	3,842,219
Confluent, Inc., Class A *	21,710	627,636
Crowdstrike Holdings, Inc., Class A *	24,695	4,365,335
Datadog, Inc., Class A *	32,034	2,609,810
DocuSign, Inc., Class A *	23,666	920,134
Dolby Laboratories, Inc., Class A	6,965	563,747
DoubleVerify Holdings, Inc. *	14,708	409,324
Dropbox, Inc., Class A *	30,298	796,837
DXC Technology Co. *	24,706	498,320
Dynatrace, Inc. *	28,247	1,262,923
Elastic NV *	9,088	681,964
EPAM Systems, Inc. *	6,524	1,419,427
Fair Isaac Corp. *	2,842	2,403,963
Five9, Inc. *	8,352	483,330
Gartner, Inc. *	9,004	2,989,688
Gen Digital, Inc.	65,069	1,084,050
Gitlab, Inc., Class A *	10,333	447,212
Globant SA *	4,830	822,501
GoDaddy, Inc., Class A *	18,094	1,325,024
Guidewire Software, Inc. *	9,565	862,093
HashiCorp, Inc., Class A *	11,291	222,320
HubSpot, Inc. *	5,356	2,269,712
Informatica, Inc., Class A *	4,940	94,749
Kyndryl Holdings, Inc. *	26,497	387,651
Manhattan Associates, Inc. *	7,231	1,409,900
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
MongoDB, Inc., Class A *	7,704	2,654,721
nCino, Inc. *	8,213	230,785
NCR Voyix Corp. *	14,889	227,653
New Relic, Inc. *	6,585	570,722
Nutanix, Inc., Class A *	26,886	973,004
Okta, Inc. *	17,635	1,188,775
Palantir Technologies, Inc., Class A *	219,738	3,252,122
Pegasystems, Inc.	4,846	207,118
Procore Technologies, Inc. *	9,194	561,661
PTC, Inc. *	13,436	1,886,683
RingCentral, Inc., Class A *	10,001	265,827
SentinelOne, Inc., Class A *	26,822	419,228
Smartsheet, Inc., Class A *	14,743	582,938
Splunk, Inc. *	17,912	2,635,930
Teradata Corp. *	11,747	501,832
Twilio, Inc., Class A *	19,790	1,014,435
Tyler Technologies, Inc. *	4,881	1,820,125
UiPath, Inc., Class A *	43,900	681,767
Unity Software, Inc. *	33,632	853,244
VeriSign, Inc. *	10,616	2,119,591
Zoom Video Communications, Inc., Class A *	29,430	1,765,211
Zscaler, Inc. *	10,236	1,624,351
		70,729,150

Technology Hardware & Equipment 3.5%
Amphenol Corp., Class A	68,409	5,510,345
Arrow Electronics, Inc. *	6,718	761,888
Avnet, Inc.	10,681	494,851
CDW Corp.	15,855	3,177,342
Ciena Corp. *	17,354	732,339
Cognex Corp.	20,285	730,057
Coherent Corp. *	14,009	414,666
Corning, Inc.	89,223	2,387,608
Crane NXT Co.	5,634	292,968
F5, Inc. *	7,084	1,073,864
Hewlett Packard Enterprise Co.	151,714	2,333,361
HP, Inc.	101,361	2,668,835
IPG Photonics Corp. *	3,520	302,368
Jabil, Inc.	14,959	1,836,965
Juniper Networks, Inc.	37,342	1,005,247
Keysight Technologies, Inc. *	20,815	2,540,471
Littelfuse, Inc.	2,830	613,176
Lumentum Holdings, Inc. *	8,018	314,386
NetApp, Inc.	24,720	1,799,122
Pure Storage, Inc., Class A *	33,031	1,116,778
TD SYNNEX Corp.	5,515	505,615
Teledyne Technologies, Inc. *	5,465	2,047,134
Trimble, Inc. *	28,917	1,362,858
Ubiquiti, Inc.	469	56,960
Viasat, Inc. *	13,767	253,864
Vontier Corp.	18,186	537,578
Western Digital Corp. *	37,472	1,504,501
Zebra Technologies Corp., Class A *	6,008	1,258,255
		37,633,402

Telecommunication Services 0.1%
Frontier Communications Parent, Inc. *	28,825	516,544
GCI Liberty, Inc. *(b)	6,049	1,092
Iridium Communications, Inc.	14,592	540,634
		1,058,270

Transportation 2.1%
Alaska Air Group, Inc. *	14,744	466,353
American Airlines Group, Inc. *	76,081	848,303
SECURITY	NUMBER OF SHARES	VALUE ($)
Avis Budget Group, Inc. *	2,415	393,162
CH Robinson Worldwide, Inc.	13,504	1,105,032
Delta Air Lines, Inc.	75,277	2,352,406
Expeditors International of Washington, Inc.	17,841	1,949,129
GXO Logistics, Inc. *	13,654	689,664
Hertz Global Holdings, Inc. *	16,083	135,580
JB Hunt Transport Services, Inc.	9,653	1,659,061
Kirby Corp. *	6,946	518,866
Knight-Swift Transportation Holdings, Inc.	18,303	894,834
Landstar System, Inc.	4,210	693,724
Lyft, Inc., Class A *	39,151	359,015
Old Dominion Freight Line, Inc.	11,572	4,358,710
Ryder System, Inc.	5,271	514,133
Saia, Inc. *	3,118	1,117,772
Schneider National, Inc., Class B	6,373	161,428
Southwest Airlines Co.	69,728	1,550,054
U-Haul Holding Co. *	878	43,127
U-Haul Holding Co. - Non Voting	11,716	553,112
United Airlines Holdings, Inc. *	38,338	1,342,213
XPO, Inc. *	13,330	1,010,547
		22,716,225

Utilities 5.6%
AES Corp.	78,457	1,169,009
Alliant Energy Corp.	29,482	1,438,427
Ameren Corp.	30,719	2,325,736
American Water Works Co., Inc.	22,858	2,689,244
Atmos Energy Corp.	16,906	1,820,100
Avangrid, Inc.	8,396	250,789
Brookfield Renewable Corp., Class A	15,578	354,555
CenterPoint Energy, Inc.	74,029	1,989,900
Clearway Energy, Inc., Class C	13,442	291,826
CMS Energy Corp.	34,115	1,853,809
Consolidated Edison, Inc.	40,708	3,573,755
Constellation Energy Corp.	38,438	4,340,419
DTE Energy Co.	24,167	2,329,215
Edison International	44,341	2,796,143
Entergy Corp.	24,829	2,373,404
Essential Utilities, Inc.	28,409	950,565
Evergy, Inc.	26,140	1,284,520
Eversource Energy	40,892	2,199,581
FirstEnergy Corp.	63,882	2,274,199
Hawaiian Electric Industries, Inc.	12,885	167,247
IDACORP, Inc.	5,890	557,842
National Fuel Gas Co.	10,379	528,810
NiSource, Inc.	48,533	1,221,090
NRG Energy, Inc.	27,100	1,148,498
OGE Energy Corp.	23,363	799,015
PG&E Corp. *	234,267	3,818,552
Pinnacle West Capital Corp.	13,243	982,366
PPL Corp.	86,580	2,127,271
Public Service Enterprise Group, Inc.	58,342	3,596,784
UGI Corp.	24,534	510,307
Vistra Corp.	43,255	1,415,304
WEC Energy Group, Inc.	37,019	3,012,976
Xcel Energy, Inc.	64,642	3,831,331
		60,022,589
Total Common Stocks (Cost $1,026,813,129)		1,057,277,006

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
INVESTMENT COMPANIES 0.1% OF NET ASSETS

Equity Funds 0.1%
iShares Russell Mid-Cap ETF	24,300	1,598,697
Total Investment Companies (Cost $1,665,135)		1,598,697

SHORT-TERM INVESTMENTS 0.8% OF NET ASSETS

Money Market Funds 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)	5,782,306	5,782,306
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)(d)	2,193,735	2,193,735
		7,976,041
Total Short-Term Investments (Cost $7,976,041)		7,976,041
Total Investments in Securities (Cost $1,036,454,305)		1,066,851,744

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 400 Mid-Cap Index, e-mini, expires 12/15/23	16	3,800,160	19,894

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $2,161,996.
(b)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$1,056,218,736	$—	$—	$1,056,218,736
Telecommunication Services	1,057,178	—	1,092	1,058,270
Investment Companies[1]	1,598,697	—	—	1,598,697
Short-Term Investments[1]	7,976,041	—	—	7,976,041
Futures Contracts[2]	19,894	—	—	19,894
Total	$1,066,870,546	$—	$1,092	$1,066,871,638

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $1,036,454,305) including securities on loan of $2,161,996		$1,066,851,744
Deposit with broker for futures contracts		331,200
Receivables:
Fund shares sold		917,163
Dividends		525,204
Variation margin on future contracts		49,937
Interest		20,596
Income from securities on loan	+	9,152
Total assets		1,068,704,996

Liabilities
Collateral held for securities on loan		2,193,735
Payables:
Investments bought		3,470,445
Fund shares redeemed		170,652
Investment adviser fees	+	35,698
Total liabilities		5,870,530
Net assets		$1,062,834,466

Net Assets by Source
Capital received from investors		$1,065,544,108
Total distributable loss	+	(2,709,642)
Net assets		$1,062,834,466

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,062,834,466		21,036,444		$50.52

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $7,318)		$17,227,811
Securities on loan, net	+	375,314
Total investment income		17,603,125

Expenses
Investment adviser fees		415,161
Total expenses	–	415,161
Net investment income		17,187,964

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(20,239,104)
Net realized gains on sales of in-kind redemptions - unaffiliated		23,895,133
Net realized losses on futures contracts	+	(571,125)
Net realized gains		3,084,904
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(41,745,492)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(185,860)
Net change in unrealized appreciation (depreciation)	+	(41,931,352)
Net realized and unrealized losses		(38,846,448)
Decrease in net assets resulting from operations		($21,658,484 )
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$17,187,964	$12,651,355
Net realized gains (losses)		3,084,904	(12,154)
Net change in unrealized appreciation (depreciation)	+	(41,931,352)	(182,662,427)
Decrease in net assets from operations		($21,658,484 )	($170,023,226 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($14,308,048 )	($26,457,808 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,273,631	$391,888,488	6,524,271	$369,067,984
Shares reinvested		225,612	11,761,152	355,335	21,909,932
Shares redeemed	+	(3,886,346)	(208,151,675)	(3,277,725)	(181,890,798)
Net transactions in fund shares		3,612,897	$195,497,965	3,601,881	$209,087,118

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		17,423,547	$903,303,033	13,821,666	$890,696,949
Total increase	+	3,612,897	159,531,433	3,601,881	12,606,084
End of period		21,036,444	$1,062,834,466	17,423,547	$903,303,033
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$18.17	$24.45	$18.56	$20.48	$19.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.63	0.65	0.64	0.47	0.64
Net realized and unrealized gains (losses)	2.13	(6.14)	5.66	(1.75)	1.39
Total from investment operations	2.76	(5.49)	6.30	(1.28)	2.03
Less distributions:
Distributions from net investment income	(0.54)	(0.79)	(0.41)	(0.64)	(0.55)
Net asset value at end of period	$20.39	$18.17	$24.45	$18.56	$20.48
Total return	15.30%	(23.12%)	34.24%	(6.56%)	11.27%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.06%[2]	0.06%	0.06%	0.06%
Net investment income (loss)	2.99%	3.12%	2.76%	2.47%	3.32%
Portfolio turnover rate	13%	5%	3%	7%	5%
Net assets, end of period (x 1,000,000)	$7,952	$7,127	$8,781	$5,937	$5,443

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 98.6% OF NET ASSETS

Australia 7.1%
Ampol Ltd.	132,449	2,685,768
ANZ Group Holdings Ltd.	1,664,108	26,241,279
APA Group	711,358	3,728,896
Aristocrat Leisure Ltd.	326,234	8,018,860
ASX Ltd.	106,793	3,815,452
Aurizon Holdings Ltd.	1,016,278	2,213,569
BHP Group Ltd.	2,804,139	79,378,081
BlueScope Steel Ltd.	249,789	2,994,335
Brambles Ltd.	768,945	6,417,423
Cochlear Ltd.	36,452	5,587,148
Coles Group Ltd.	739,642	7,178,731
Commonwealth Bank of Australia	927,853	57,077,664
Computershare Ltd.	318,031	5,019,147
CSL Ltd.	267,021	39,463,597
Dexus	594,607	2,455,838
Endeavour Group Ltd.	785,098	2,466,341
Fortescue Metals Group Ltd.	936,091	13,316,657
Goodman Group	939,871	12,436,275
GPT Group	1,092,997	2,522,450
IDP Education Ltd.	135,290	1,869,216
IGO Ltd.	368,999	2,234,425
Insurance Australia Group Ltd.	1,354,155	4,885,163
James Hardie Industries PLC *	242,624	6,053,326
Lendlease Corp. Ltd.	382,560	1,515,125
Lottery Corp. Ltd.	1,224,049	3,533,300
Macquarie Group Ltd.	203,633	20,931,414
Medibank Pvt Ltd.	1,489,889	3,251,352
Mineral Resources Ltd.	96,450	3,554,879
Mirvac Group	2,172,766	2,520,959
National Australia Bank Ltd.	1,738,639	31,146,403
Northern Star Resources Ltd.	640,005	4,686,617
Orica Ltd.	250,452	2,340,203
Origin Energy Ltd.	952,877	5,527,499
Pilbara Minerals Ltd.	1,494,332	3,510,179
Qantas Airways Ltd. *	455,512	1,427,075
QBE Insurance Group Ltd.	826,012	8,190,822
Ramsay Health Care Ltd.	102,097	3,161,340
REA Group Ltd.	29,385	2,697,680
Reece Ltd.	131,932	1,471,004
Rio Tinto Ltd.	206,154	15,399,306
Santos Ltd.	1,800,181	8,783,905
Scentre Group	2,828,711	4,382,214
SEEK Ltd.	198,291	2,615,989
Sonic Healthcare Ltd.	246,701	4,517,356
South32 Ltd.	2,531,447	5,415,732
Stockland	1,336,324	3,016,004
Suncorp Group Ltd.	701,728	5,972,855
Telstra Group Ltd.	2,247,410	5,449,694
Transurban Group	1,705,161	12,837,284
Treasury Wine Estates Ltd. (a)	389,551	2,959,285
Vicinity Ltd.	2,160,138	2,339,712
Washington H Soul Pattinson & Co. Ltd.	126,623	2,697,558
Wesfarmers Ltd.	627,670	20,194,539
SECURITY	NUMBER OF SHARES	VALUE ($)
Westpac Banking Corp.	1,943,294	25,518,890
WiseTech Global Ltd.	91,970	3,424,159
Woodside Energy Group Ltd.	1,051,003	22,890,627
Woolworths Group Ltd.	674,382	15,095,884
Xero Ltd. *	79,724	5,450,508
		566,486,993

Austria 0.2%
Erste Group Bank AG	190,289	6,814,110
OMV AG	81,452	3,572,339
Verbund AG	37,628	3,269,374
voestalpine AG	64,179	1,602,614
		15,258,437

Belgium 1.0%
Ageas SA	88,598	3,403,300
Anheuser-Busch InBev SA	481,458	27,394,023
Argenx SE *	30,977	14,571,012
D'ieteren Group	11,407	1,694,405
Elia Group SA	16,766	1,592,033
Groupe Bruxelles Lambert NV	53,192	3,890,492
KBC Group NV	138,706	7,633,663
Lotus Bakeries NV	215	1,592,441
Sofina SA	8,336	1,583,625
Solvay SA	40,976	4,331,802
UCB SA	70,071	5,124,993
Umicore SA	114,477	2,723,732
Warehouses De Pauw CVA	92,407	2,286,381
		77,821,902

Denmark 3.4%
AP Moller - Maersk AS, Class A	1,699	2,774,061
AP Moller - Maersk AS, Class B	2,663	4,437,173
Carlsberg AS, Class B	54,635	6,511,023
Chr Hansen Holding AS	58,358	3,982,332
Coloplast AS, Class B	75,942	7,919,558
Danske Bank AS	381,488	8,949,219
Demant AS *	53,826	2,053,975
DSV AS	102,932	15,382,250
Genmab AS *	36,588	10,342,800
Novo Nordisk AS, Class B	1,806,142	174,249,730
Novozymes AS, Class B	113,155	5,085,519
Orsted AS	104,926	5,069,931
Pandora AS	46,798	5,307,853
ROCKWOOL AS, B Shares	4,990	1,110,388
Tryg AS	193,960	3,787,565
Vestas Wind Systems AS *	559,685	12,131,041
		269,094,418

Finland 0.8%
Elisa OYJ	77,986	3,307,282
Fortum OYJ	248,622	2,951,996
Kesko OYJ, B Shares	148,607	2,513,166
Kone OYJ, B Shares	188,348	8,156,102
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Metso OYJ	374,219	3,297,030
Neste OYJ	234,813	7,891,577
Nokia OYJ	2,970,710	9,894,486
Orion OYJ, B Shares	59,753	2,377,304
Sampo OYJ, A Shares	254,628	10,014,216
Stora Enso OYJ, R Shares	321,685	3,866,137
UPM-Kymmene OYJ	294,260	9,909,475
Wartsila OYJ Abp	262,967	3,138,115
		67,316,886

France 11.9%
Accor SA	102,175	3,259,648
Aeroports de Paris SA	15,894	1,784,876
Air Liquide SA	289,485	49,603,881
Airbus SE	328,082	43,987,970
Alstom SA	155,105	2,100,503
Amundi SA	34,423	1,798,234
ArcelorMittal SA	283,083	6,263,847
Arkema SA	33,223	3,113,087
AXA SA	1,015,361	30,085,578
BioMerieux	23,071	2,215,102
BNP Paribas SA	580,883	33,403,099
Bollore SE	410,407	2,240,431
Bouygues SA	105,287	3,703,892
Bureau Veritas SA	163,196	3,717,242
Capgemini SE	91,222	16,121,556
Carrefour SA	331,913	5,818,920
Cie de Saint-Gobain SA	255,867	13,927,905
Cie Generale des Etablissements Michelin SCA	375,767	11,163,456
Covivio SA	25,895	1,109,714
Credit Agricole SA	670,030	8,090,540
Danone SA	356,317	21,197,462
Dassault Aviation SA	11,433	2,272,757
Dassault Systemes SE	370,861	15,277,016
Edenred SE	138,137	7,353,235
Eiffage SA	40,776	3,700,445
Engie SA	1,010,849	16,077,436
EssilorLuxottica SA	163,451	29,598,269
Eurazeo SE	23,826	1,343,230
Eurofins Scientific SE	74,335	3,771,443
Euronext NV	46,272	3,226,943
Gecina SA	26,175	2,570,145
Getlink SE	198,033	3,197,973
Hermes International SCA	17,552	32,748,961
Ipsen SA	20,935	2,474,359
Kering SA	41,281	16,789,045
Klepierre SA	116,208	2,821,969
La Francaise des Jeux SAEM	57,938	1,868,902
Legrand SA	147,663	12,773,789
L'Oreal SA	133,521	56,122,942
LVMH Moet Hennessy Louis Vuitton SE	152,897	109,463,601
Orange SA	1,031,181	12,128,794
Pernod Ricard SA	113,403	20,137,689
Publicis Groupe SA	126,788	9,654,057
Remy Cointreau SA	12,394	1,408,215
Renault SA	106,554	3,738,364
Safran SA	189,144	29,547,974
Sanofi SA	628,784	57,097,508
Sartorius Stedim Biotech	15,278	2,860,391
Schneider Electric SE	301,231	46,346,588
SEB SA	13,670	1,351,776
Societe Generale SA	403,326	9,063,450
Sodexo SA	49,028	5,188,564
STMicroelectronics NV	378,068	14,411,987
Teleperformance SE	32,822	3,775,897
SECURITY	NUMBER OF SHARES	VALUE ($)
Thales SA	58,120	8,577,208
TotalEnergies SE	1,243,748	83,153,873
Unibail-Rodamco-Westfield *	64,798	3,210,688
Valeo SE	113,893	1,504,878
Veolia Environnement SA	376,854	10,325,949
Vinci SA	293,835	32,490,634
Vivendi SE	366,575	3,287,261
Wendel SE	15,141	1,134,174
Worldline SA *	133,552	1,698,237
		950,253,559

Germany 7.8%
adidas AG	89,733	15,955,226
Allianz SE	223,037	52,244,742
BASF SE	494,546	22,851,560
Bayer AG	544,239	23,515,782
Bayerische Motoren Werke AG	165,297	15,373,334
Bechtle AG	45,534	2,035,042
Beiersdorf AG	55,642	7,318,035
Brenntag SE	81,467	6,058,016
Carl Zeiss Meditec AG, Bearer Shares	22,012	1,911,357
Commerzbank AG	589,237	6,355,248
Continental AG	60,950	3,979,362
Covestro AG *	106,920	5,416,799
Daimler Truck Holding AG	273,181	8,583,408
Delivery Hero SE *	94,905	2,425,402
Deutsche Bank AG	1,073,196	11,810,041
Deutsche Boerse AG	105,145	17,306,500
Deutsche Lufthansa AG *	325,424	2,281,863
Deutsche Post AG	548,551	21,417,347
Deutsche Telekom AG	1,794,276	38,942,364
E.ON SE	1,240,073	14,754,540
Evonik Industries AG	115,709	2,129,610
Fresenius Medical Care AG & Co. KGaA	113,215	3,761,700
Fresenius SE & Co. KGaA	234,428	6,030,255
GEA Group AG	83,193	2,845,235
Hannover Rueck SE	33,318	7,357,059
Heidelberg Materials AG	78,526	5,700,464
HelloFresh SE *	83,695	1,830,677
Henkel AG & Co. KGaA	57,267	3,619,296
Infineon Technologies AG	722,605	21,107,442
Knorr-Bremse AG	41,353	2,309,751
LEG Immobilien SE *	40,762	2,548,099
Mercedes-Benz Group AG	443,766	26,108,640
Merck KGaA	71,624	10,817,974
MTU Aero Engines AG	29,840	5,608,627
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	75,441	30,275,074
Nemetschek SE	32,032	2,393,538
Puma SE	57,914	3,281,878
QIAGEN NV *	126,423	4,711,545
Rational AG	2,762	1,575,110
Rheinmetall AG	24,109	6,921,535
RWE AG	350,056	13,395,034
SAP SE	577,672	77,484,490
Scout24 SE	42,169	2,594,240
Siemens AG	420,602	55,813,401
Siemens Energy AG *	287,879	2,559,511
Siemens Healthineers AG	156,161	7,682,615
Symrise AG, Class A	73,439	7,504,678
Talanx AG	36,070	2,273,104
Telefonica Deutschland Holding AG	516,776	878,558
Volkswagen AG	17,448	2,016,987
Vonovia SE	406,315	9,354,217
Wacker Chemie AG	10,026	1,230,422
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Zalando SE *	123,103	2,879,438
		617,136,172

Hong Kong 2.3%
AIA Group Ltd.	6,393,800	55,522,498
BOC Hong Kong Holdings Ltd.	2,050,090	5,421,544
Budweiser Brewing Co. APAC Ltd.	936,400	1,779,484
CK Asset Holdings Ltd.	1,091,711	5,456,725
CK Hutchison Holdings Ltd.	1,486,525	7,525,211
CK Infrastructure Holdings Ltd.	347,500	1,610,676
CLP Holdings Ltd.	910,926	6,666,869
ESR Group Ltd.	1,209,134	1,553,611
Futu Holdings Ltd., ADR *	30,527	1,692,722
Galaxy Entertainment Group Ltd.	1,211,000	6,807,592
Hang Lung Properties Ltd.	1,004,000	1,319,715
Hang Seng Bank Ltd.	425,040	4,859,519
Henderson Land Development Co. Ltd.	805,735	2,108,172
HKT Trust & HKT Ltd.	2,116,000	2,191,720
Hong Kong & China Gas Co. Ltd.	6,201,696	4,317,055
Hong Kong Exchanges & Clearing Ltd.	666,865	23,328,700
Hongkong Land Holdings Ltd.	599,401	1,901,133
Jardine Matheson Holdings Ltd.	88,717	3,594,911
Link REIT	1,402,840	6,437,828
MTR Corp. Ltd.	877,860	3,281,602
New World Development Co. Ltd.	828,778	1,521,071
Power Assets Holdings Ltd.	770,438	3,683,329
Sands China Ltd. *	1,336,000	3,596,578
Sino Land Co. Ltd.	2,048,425	2,044,999
SITC International Holdings Co. Ltd.	716,000	1,102,930
Sun Hung Kai Properties Ltd.	801,604	8,231,431
Swire Pacific Ltd., A Shares	216,590	1,383,542
Swire Properties Ltd.	628,400	1,216,712
Techtronic Industries Co. Ltd.	762,500	6,961,263
WH Group Ltd.	4,780,289	2,854,946
Wharf Real Estate Investment Co. Ltd.	927,188	3,243,340
Xinyi Glass Holdings Ltd.	901,700	1,036,071
		184,253,499

Ireland 0.5%
AIB Group PLC	775,572	3,367,163
Bank of Ireland Group PLC	575,786	5,160,031
Flutter Entertainment PLC *	97,393	15,296,273
Kerry Group PLC, Class A	86,535	6,684,294
Kingspan Group PLC	84,698	5,700,078
Smurfit Kappa Group PLC	141,364	4,607,892
		40,815,731

Israel 0.6%
Azrieli Group Ltd.	23,908	1,029,411
Bank Hapoalim BM	705,600	5,047,118
Bank Leumi Le-Israel BM	852,772	5,492,633
Check Point Software Technologies Ltd. *	51,728	6,944,484
CyberArk Software Ltd. *	22,687	3,712,501
Elbit Systems Ltd.	14,715	2,737,009
Global-e Online Ltd. *	50,422	1,770,316
ICL Group Ltd.	422,222	2,053,635
Israel Discount Bank Ltd., A Shares	681,424	2,995,086
Mizrahi Tefahot Bank Ltd.	84,407	2,612,532
Monday.com Ltd. *	12,092	1,571,839
Nice Ltd. *	35,074	5,376,694
Teva Pharmaceutical Industries Ltd., ADR *	620,981	5,328,017
SECURITY	NUMBER OF SHARES	VALUE ($)
Wix.com Ltd. *	29,969	2,394,523
		49,065,798

Italy 2.7%
Amplifon SpA	66,880	1,890,259
Assicurazioni Generali SpA	562,486	11,173,021
CNH Industrial NV	568,382	6,298,796
Davide Campari-Milano NV	288,043	3,183,959
DiaSorin SpA	11,975	1,073,228
Enel SpA	4,509,857	28,626,681
Eni SpA	1,307,700	21,377,842
Ferrari NV	69,820	21,134,786
FinecoBank Banca Fineco SpA	338,068	3,988,067
Infrastrutture Wireless Italiane SpA	183,185	2,005,845
Intesa Sanpaolo SpA	8,610,754	22,437,825
Mediobanca Banca di Credito Finanziario SpA (b)	312,469	3,732,581
Moncler SpA	115,369	5,991,940
Nexi SpA *	326,368	1,896,462
Poste Italiane SpA	290,297	2,874,009
Prysmian SpA	145,137	5,434,946
Recordati Industria Chimica e Farmaceutica SpA	57,161	2,643,946
Snam SpA	1,122,315	5,146,422
Stellantis NV	1,224,048	22,868,085
Telecom Italia SpA *	5,362,285	1,386,487
Tenaris SA	262,174	4,153,197
Terna - Rete Elettrica Nazionale	790,091	6,049,753
UniCredit SpA	1,020,585	25,585,670
		210,953,807

Japan 22.8%
Advantest Corp.	423,992	10,921,448
Aeon Co. Ltd.	361,500	7,605,822
AGC, Inc.	105,793	3,598,980
Aisin Corp.	81,100	2,825,106
Ajinomoto Co., Inc.	249,200	9,101,449
ANA Holdings, Inc. *	85,300	1,674,597
Asahi Group Holdings Ltd.	266,600	9,643,026
Asahi Intecc Co. Ltd.	121,400	2,039,838
Asahi Kasei Corp.	683,000	4,198,935
Astellas Pharma, Inc.	1,000,750	12,659,357
Azbil Corp.	63,100	1,864,520
Bandai Namco Holdings, Inc.	332,000	6,878,542
BayCurrent Consulting, Inc.	73,200	1,837,814
Bridgestone Corp.	315,157	11,927,181
Brother Industries Ltd.	127,700	1,992,152
Canon, Inc.	551,495	13,037,714
Capcom Co. Ltd.	95,900	3,086,956
Central Japan Railway Co.	398,100	8,960,592
Chiba Bank Ltd.	293,000	2,182,422
Chubu Electric Power Co., Inc.	357,300	4,317,665
Chugai Pharmaceutical Co. Ltd.	371,700	11,023,345
Concordia Financial Group Ltd.	586,700	2,726,042
CyberAgent, Inc.	233,200	1,224,171
Dai Nippon Printing Co. Ltd.	121,048	3,157,811
Daifuku Co. Ltd.	167,890	2,774,028
Dai-ichi Life Holdings, Inc.	520,300	10,991,345
Daiichi Sankyo Co. Ltd.	1,023,700	26,395,277
Daikin Industries Ltd.	145,900	21,035,699
Daito Trust Construction Co. Ltd.	34,200	3,668,510
Daiwa House Industry Co. Ltd.	326,500	8,980,596
Daiwa House REIT Investment Corp.	1,223	2,164,401
Daiwa Securities Group, Inc.	736,600	4,247,582
Denso Corp.	958,900	14,159,436
Dentsu Group, Inc.	112,000	3,253,149
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Disco Corp.	50,900	8,988,890
East Japan Railway Co.	166,660	8,655,868
Eisai Co. Ltd.	139,600	7,395,774
ENEOS Holdings, Inc.	1,590,700	5,894,206
FANUC Corp.	527,200	13,083,204
Fast Retailing Co. Ltd.	96,800	21,431,172
Fuji Electric Co. Ltd.	70,200	2,672,838
FUJIFILM Holdings Corp.	206,511	11,295,689
Fujitsu Ltd.	97,300	12,604,968
GLP J-Reit *	2,633	2,358,265
GMO Payment Gateway, Inc.	23,400	934,578
Hakuhodo DY Holdings, Inc.	121,600	986,808
Hamamatsu Photonics KK	79,700	2,960,298
Hankyu Hanshin Holdings, Inc.	126,200	3,970,705
Hikari Tsushin, Inc.	10,993	1,585,991
Hirose Electric Co. Ltd.	16,664	1,888,015
Hitachi Construction Machinery Co. Ltd.	64,953	1,678,108
Hitachi Ltd.	519,215	32,911,262
Honda Motor Co. Ltd.	2,555,217	26,187,836
Hoshizaki Corp.	60,400	1,950,596
Hoya Corp.	196,007	18,869,318
Hulic Co. Ltd.	216,600	1,985,816
Ibiden Co. Ltd.	61,600	2,626,406
Idemitsu Kosan Co. Ltd.	112,103	2,545,309
Iida Group Holdings Co. Ltd.	92,100	1,430,054
Inpex Corp.	537,400	7,798,138
Isuzu Motors Ltd.	332,700	3,709,821
ITOCHU Corp.	657,700	23,691,028
Japan Airlines Co. Ltd.	85,600	1,573,651
Japan Exchange Group, Inc.	277,700	5,491,460
Japan Metropolitan Fund Invest	3,872	2,498,783
Japan Post Bank Co. Ltd.	799,600	7,411,653
Japan Post Holdings Co. Ltd.	1,243,500	11,006,471
Japan Post Insurance Co. Ltd.	109,600	2,110,466
Japan Real Estate Investment Corp.	671	2,492,310
Japan Tobacco, Inc.	663,700	15,450,177
JFE Holdings, Inc.	270,500	3,768,839
JSR Corp.	97,500	2,609,680
Kajima Corp.	232,900	3,849,228
Kansai Electric Power Co., Inc.	390,200	4,996,055
Kao Corp.	257,619	9,398,944
Kawasaki Kisen Kaisha Ltd.	76,200	2,612,895
KDDI Corp.	827,200	24,745,460
Keio Corp.	56,600	1,679,574
Keisei Electric Railway Co. Ltd.	71,156	2,680,420
Kenedix Office Investment Corp.	2,292	2,390,529
Keyence Corp.	107,700	41,692,657
Kikkoman Corp.	74,977	4,265,798
Kintetsu Group Holdings Co. Ltd.	99,200	2,791,166
Kirin Holdings Co. Ltd.	427,900	6,013,414
Kobayashi Pharmaceutical Co. Ltd.	27,600	1,139,417
Kobe Bussan Co. Ltd.	88,400	2,187,728
Koei Tecmo Holdings Co. Ltd.	64,200	838,302
Koito Manufacturing Co. Ltd.	122,800	1,839,879
Komatsu Ltd.	511,709	11,757,223
Konami Group Corp.	55,500	2,875,016
Kose Corp.	18,100	1,199,143
Kubota Corp.	560,400	7,536,955
Kurita Water Industries Ltd.	56,647	1,721,130
Kyocera Corp.	177,300	8,739,366
Kyowa Kirin Co. Ltd.	149,200	2,340,095
Lasertec Corp.	41,700	6,888,013
Lixil Corp.	165,087	1,810,190
LY Corp.	1,519,700	3,874,454
M3, Inc.	244,000	3,757,890
Makita Corp.	123,200	3,184,330
Marubeni Corp.	799,100	11,684,262
SECURITY	NUMBER OF SHARES	VALUE ($)
MatsukiyoCocokara & Co.	189,800	3,329,430
Mazda Motor Corp.	314,200	3,037,054
McDonald's Holdings Co. Japan Ltd.	48,100	1,871,464
MEIJI Holdings Co. Ltd.	128,300	3,157,977
MINEBEA MITSUMI, Inc.	200,000	3,135,858
MISUMI Group, Inc.	154,500	2,338,923
Mitsubishi Chemical Group Corp.	703,300	3,979,697
Mitsubishi Corp.	636,400	29,666,134
Mitsubishi Electric Corp.	1,069,100	12,258,844
Mitsubishi Estate Co. Ltd.	621,302	7,952,864
Mitsubishi HC Capital, Inc.	444,838	2,932,474
Mitsubishi Heavy Industries Ltd.	177,400	9,136,926
Mitsubishi UFJ Financial Group, Inc.	6,319,109	53,011,935
Mitsui & Co. Ltd.	726,700	26,411,305
Mitsui Chemicals, Inc.	93,500	2,356,618
Mitsui Fudosan Co. Ltd.	491,977	10,663,531
Mitsui OSK Lines Ltd.	189,800	4,900,122
Mizuho Financial Group, Inc.	1,334,613	22,659,567
MonotaRO Co. Ltd.	152,000	1,214,782
MS&AD Insurance Group Holdings, Inc.	237,162	8,689,737
Murata Manufacturing Co. Ltd.	953,200	16,327,722
NEC Corp.	135,500	6,524,406
Nexon Co. Ltd.	188,500	3,458,834
NGK Insulators Ltd.	131,600	1,607,922
NIDEC Corp.	230,900	8,469,653
Nintendo Co. Ltd.	574,890	23,751,245
Nippon Building Fund, Inc.	831	3,338,903
NIPPON EXPRESS HOLDINGS, Inc.	41,400	2,127,769
Nippon Paint Holdings Co. Ltd.	540,700	3,635,183
Nippon Prologis REIT, Inc. *	1,269	2,258,027
Nippon Sanso Holdings Corp.	95,500	2,408,366
Nippon Steel Corp.	472,241	10,185,692
Nippon Telegraph & Telephone Corp.	16,527,575	19,449,233
Nippon Yusen KK	267,800	6,552,327
Nissan Chemical Corp.	68,766	2,804,633
Nissan Motor Co. Ltd.	1,282,896	4,936,559
Nissin Foods Holdings Co. Ltd.	34,000	2,958,293
Nitori Holdings Co. Ltd.	44,300	4,797,457
Nitto Denko Corp.	78,400	5,072,931
Nomura Holdings, Inc.	1,661,700	6,419,822
Nomura Real Estate Holdings, Inc.	61,500	1,436,399
Nomura Real Estate Master Fund, Inc. *	2,290	2,526,919
Nomura Research Institute Ltd.	213,100	5,593,860
NTT Data Group Corp.	348,200	4,293,273
Obayashi Corp.	358,000	3,066,558
Obic Co. Ltd.	38,500	5,690,927
Odakyu Electric Railway Co. Ltd.	183,900	2,618,060
Oji Holdings Corp.	488,600	2,089,683
Olympus Corp.	700,900	9,360,766
Omron Corp.	96,900	3,471,657
Ono Pharmaceutical Co. Ltd.	214,700	3,707,757
Open House Group Co. Ltd.	46,900	1,545,840
Oracle Corp.	21,200	1,503,921
Oriental Land Co. Ltd.	603,900	19,533,363
ORIX Corp.	647,700	11,779,290
Osaka Gas Co. Ltd.	206,900	3,901,673
Otsuka Corp.	63,000	2,525,960
Otsuka Holdings Co. Ltd.	216,100	7,270,888
Pan Pacific International Holdings Corp.	210,000	4,066,829
Panasonic Holdings Corp.	1,221,712	10,718,679
Persol Holdings Co. Ltd.	1,065,000	1,596,877
Rakuten Group, Inc.	825,420	3,053,162
Recruit Holdings Co. Ltd.	797,900	22,877,945
Renesas Electronics Corp. *	704,500	9,254,044
Resona Holdings, Inc.	1,183,985	6,326,409
Ricoh Co. Ltd.	300,800	2,438,016
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Rohm Co. Ltd.	193,400	3,098,646
SBI Holdings, Inc.	134,990	2,904,300
SCSK Corp.	85,600	1,461,214
Secom Co. Ltd.	116,000	8,056,757
Seiko Epson Corp.	164,900	2,289,335
Sekisui Chemical Co. Ltd.	219,300	3,003,724
Sekisui House Ltd.	328,469	6,432,325
Seven & i Holdings Co. Ltd.	416,603	15,263,792
SG Holdings Co. Ltd.	183,328	2,598,603
Sharp Corp. *	143,000	894,066
Shimadzu Corp.	136,000	3,215,895
Shimano, Inc.	42,600	6,130,398
Shimizu Corp.	304,100	2,164,123
Shin-Etsu Chemical Co. Ltd.	1,008,000	30,142,594
Shionogi & Co. Ltd.	144,400	6,723,929
Shiseido Co. Ltd.	221,300	7,018,633
Shizuoka Financial Group, Inc.	248,100	2,109,781
SMC Corp.	31,700	14,637,886
SoftBank Corp.	1,586,800	17,941,722
SoftBank Group Corp.	569,500	23,323,335
Sompo Holdings, Inc.	163,500	7,082,811
Sony Group Corp.	697,700	58,005,972
Square Enix Holdings Co. Ltd.	46,700	1,551,457
Subaru Corp.	339,800	5,882,037
SUMCO Corp.	191,300	2,472,007
Sumitomo Chemical Co. Ltd.	810,100	2,059,082
Sumitomo Corp.	578,300	11,368,024
Sumitomo Electric Industries Ltd.	394,000	4,136,302
Sumitomo Metal Mining Co. Ltd.	136,700	3,840,170
Sumitomo Mitsui Financial Group, Inc.	702,646	33,873,141
Sumitomo Mitsui Trust Holdings, Inc.	181,100	6,790,668
Sumitomo Realty & Development Co. Ltd.	158,000	3,964,841
Suntory Beverage & Food Ltd.	76,700	2,308,137
Suzuki Motor Corp.	203,500	7,898,243
Sysmex Corp.	93,000	4,454,961
T&D Holdings, Inc.	276,800	4,937,895
Taisei Corp.	93,700	3,177,620
Takeda Pharmaceutical Co. Ltd.	874,890	23,748,650
TDK Corp.	214,900	8,040,529
Terumo Corp.	372,800	10,199,130
TIS, Inc.	121,600	2,604,044
Tobu Railway Co. Ltd.	105,000	2,527,290
Toho Co. Ltd.	61,408	2,097,886
Tokio Marine Holdings, Inc.	997,597	22,318,458
Tokyo Electric Power Co. Holdings, Inc. *	844,990	3,575,777
Tokyo Electron Ltd.	261,000	34,487,928
Tokyo Gas Co. Ltd.	216,540	4,862,873
Tokyu Corp.	289,200	3,264,788
TOPPAN Holdings, Inc.	136,300	3,143,605
Toray Industries, Inc.	759,800	3,675,790
Toshiba Corp. *	50,417	1,532,709
Tosoh Corp.	145,100	1,776,636
TOTO Ltd.	72,500	1,748,091
Toyota Industries Corp.	81,000	6,003,291
Toyota Motor Corp.	5,868,915	102,669,268
Toyota Tsusho Corp.	117,469	6,253,614
Trend Micro, Inc.	73,100	2,754,745
Unicharm Corp.	223,200	7,584,086
USS Co. Ltd.	112,800	1,971,620
Welcia Holdings Co. Ltd.	49,900	827,133
West Japan Railway Co.	120,732	4,601,645
Yakult Honsha Co. Ltd.	147,600	3,478,183
Yamaha Corp.	74,900	2,000,573
Yamaha Motor Co. Ltd.	168,500	4,117,609
Yamato Holdings Co. Ltd.	146,300	2,436,775
Yaskawa Electric Corp.	132,700	4,343,686
SECURITY	NUMBER OF SHARES	VALUE ($)
Yokogawa Electric Corp.	129,400	2,349,285
Zensho Holdings Co. Ltd.	49,900	2,622,835
ZOZO, Inc.	76,600	1,456,529
		1,813,477,953

Netherlands 4.4%
ABN AMRO Bank NV, GDR	221,666	2,985,531
Adyen NV *	12,019	8,106,646
Aegon Ltd.	938,638	4,564,847
AerCap Holdings NV *	96,727	6,008,681
Akzo Nobel NV	94,444	6,335,746
ASM International NV	26,007	10,732,571
ASML Holding NV	223,116	134,119,592
ASR Nederland NV	88,696	3,309,999
BE Semiconductor Industries NV	42,774	4,418,541
Coca-Cola Europacific Partners PLC	113,820	6,659,608
DSM-Firmenich AG	102,958	9,333,741
EXOR NV	63,971	5,490,578
Heineken Holding NV	71,003	5,402,157
Heineken NV	159,680	14,346,204
IMCD NV	31,826	3,831,710
ING Groep NV	2,003,998	25,692,306
JDE Peet's NV	71,218	1,977,336
Koninklijke Ahold Delhaize NV	537,771	15,924,360
Koninklijke KPN NV	1,792,184	6,023,850
Koninklijke Philips NV	514,650	9,789,916
NN Group NV	139,480	4,473,456
OCI NV	58,728	1,368,408
Prosus NV *	845,876	23,655,422
Randstad NV	61,166	3,167,466
Universal Music Group NV	453,280	11,100,295
Wolters Kluwer NV	142,509	18,284,757
		347,103,724

New Zealand 0.2%
Auckland International Airport Ltd.	676,459	2,892,730
EBOS Group Ltd.	85,411	1,743,599
Fisher & Paykel Healthcare Corp. Ltd.	323,810	3,925,841
Mercury NZ Ltd.	385,432	1,324,860
Meridian Energy Ltd.	683,511	1,925,013
Spark New Zealand Ltd.	1,036,536	3,009,187
		14,821,230

Norway 0.7%
Adevinta ASA *	158,344	1,391,772
Aker BP ASA	175,932	5,070,643
DNB Bank ASA	513,117	9,257,579
Equinor ASA	498,640	16,716,006
Gjensidige Forsikring ASA	107,885	1,617,925
Kongsberg Gruppen ASA	47,698	1,948,448
Mowi ASA	244,357	3,970,717
Norsk Hydro ASA	736,735	4,201,383
Orkla ASA	419,507	2,891,449
Salmar ASA	40,289	1,910,298
Telenor ASA	382,260	3,907,612
Yara International ASA	91,735	3,001,747
		55,885,579

Portugal 0.2%
EDP - Energias de Portugal SA	1,746,865	7,341,195
EDP Renovaveis SA	174,499	2,807,156
Galp Energia SGPS SA	271,197	4,082,806
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Jeronimo Martins SGPS SA	157,896	3,640,272
		17,871,429

Singapore 1.4%
CapitaLand Ascendas REIT	2,035,995	3,868,480
CapitaLand Integrated Commercial Trust	3,011,110	3,869,937
CapitaLand Investment Ltd.	1,428,749	3,067,784
City Developments Ltd.	285,600	1,318,275
DBS Group Holdings Ltd.	1,001,393	24,056,780
Genting Singapore Ltd.	3,585,400	2,252,545
Grab Holdings Ltd., Class A *	1,036,760	3,182,853
Jardine Cycle & Carriage Ltd.	54,600	1,124,747
Keppel Corp. Ltd.	804,700	3,652,810
Keppel REIT	160,940	93,452
Mapletree Logistics Trust	1,890,128	2,029,711
Mapletree Pan Asia Commercial Trust	1,439,400	1,398,960
Oversea-Chinese Banking Corp. Ltd.	1,866,101	17,300,830
Sea Ltd., ADR *	201,924	8,420,231
Seatrium Ltd. *	23,813,225	1,950,279
Sembcorp Industries Ltd.	514,400	1,725,763
Singapore Airlines Ltd.	818,650	3,655,485
Singapore Exchange Ltd.	468,400	3,243,041
Singapore Technologies Engineering Ltd.	910,449	2,499,416
Singapore Telecommunications Ltd.	4,559,137	7,922,293
United Overseas Bank Ltd.	699,533	13,798,070
UOL Group Ltd.	242,672	1,045,148
Wilmar International Ltd.	1,066,034	2,771,458
		114,248,348

Spain 2.6%
Acciona SA	13,188	1,662,659
ACS Actividades de Construccion y Servicios SA	121,134	4,380,686
Aena SME SA	41,443	6,013,406
Amadeus IT Group SA	249,464	14,237,612
Banco Bilbao Vizcaya Argentaria SA	3,300,415	25,965,123
Banco Santander SA	8,958,980	32,950,531
CaixaBank SA	2,282,671	9,280,290
Cellnex Telecom SA	314,073	9,232,519
Corp. ACCIONA Energias Renovables SA	35,430	958,956
Enagas SA	137,799	2,305,196
Endesa SA	174,227	3,278,023
Ferrovial SE	280,972	8,456,145
Grifols SA *	163,200	1,831,317
Iberdrola SA	3,367,506	37,453,462
Industria de Diseno Textil SA	603,957	20,847,368
Naturgy Energy Group SA	71,565	2,024,908
Redeia Corp. SA	224,853	3,506,564
Repsol SA	706,542	10,345,292
Telefonica SA	2,869,477	11,083,746
		205,813,803

Sweden 3.0%
Alfa Laval AB	160,061	5,187,058
Assa Abloy AB, B Shares	554,291	11,814,754
Atlas Copco AB, A Shares	1,488,346	19,272,619
Atlas Copco AB, B Shares	863,395	9,698,726
Beijer Ref AB	208,232	1,979,524
Boliden AB	151,643	3,887,086
Epiroc AB, A Shares	360,905	5,945,807
Epiroc AB, B Shares	222,125	3,084,275
EQT AB	197,154	3,601,965
SECURITY	NUMBER OF SHARES	VALUE ($)
Essity AB, B Shares	338,601	7,720,730
Evolution AB	101,686	9,060,773
Fastighets AB Balder, B Shares *	354,296	1,505,333
Getinge AB, B Shares	123,687	2,226,754
H & M Hennes & Mauritz AB, B Shares (b)	358,794	4,820,278
Hexagon AB, B Shares	1,152,036	9,388,667
Holmen AB, B Shares	51,878	1,957,868
Husqvarna AB, B Shares	196,751	1,274,899
Industrivarden AB, A Shares	70,705	1,829,520
Industrivarden AB, C Shares	84,874	2,188,841
Indutrade AB	148,535	2,632,539
Investment AB Latour, B Shares	81,680	1,414,561
Investor AB, B Shares	959,684	17,617,013
L E Lundbergforetagen AB, B Shares	40,960	1,672,805
Lifco AB, B Shares	125,473	2,295,899
Nibe Industrier AB, B Shares	842,772	4,853,829
Nordea Bank Abp	1,785,903	18,809,516
Saab AB, B Shares	44,034	2,262,088
Sagax AB, B Shares	111,773	2,023,417
Sandvik AB	592,048	10,084,359
Securitas AB, B Shares	275,103	2,203,687
Skandinaviska Enskilda Banken AB, A Shares	879,765	9,817,748
Skanska AB, B Shares	191,665	2,877,643
SKF AB, B Shares	189,512	3,072,456
Svenska Cellulosa AB SCA, B Shares	334,834	4,594,409
Svenska Handelsbanken AB, A Shares	808,865	6,896,132
Swedbank AB, A Shares	470,275	7,723,472
Swedish Orphan Biovitrum AB *	102,781	2,114,432
Tele2 AB, B Shares	297,520	2,112,880
Telefonaktiebolaget LM Ericsson, B Shares	1,624,627	7,277,888
Telia Co. AB	1,317,913	2,793,903
Volvo AB, A Shares	107,265	2,150,587
Volvo AB, B Shares	839,157	16,628,055
Volvo Car AB, B Shares *	331,440	1,143,167
		241,517,962

Switzerland 9.8%
ABB Ltd.	884,687	29,723,456
Adecco Group AG	88,523	3,350,024
Alcon, Inc.	277,072	19,831,741
Bachem Holding AG	19,156	1,391,551
Baloise Holding AG	25,580	3,672,926
Banque Cantonale Vaudoise	16,863	1,906,097
Barry Callebaut AG	1,921	2,912,615
BKW AG	12,091	2,032,593
Chocoladefabriken Lindt & Spruengli AG	59	6,421,151
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	541	5,989,523
Cie Financiere Richemont SA, Class A	289,043	34,099,980
Clariant AG *	117,758	1,673,096
Dufry AG *	51,245	1,796,355
EMS-Chemie Holding AG	3,849	2,632,946
Geberit AG	18,445	8,588,243
Givaudan SA	5,109	17,005,411
Helvetia Holding AG	21,139	2,841,796
Holcim AG *	285,942	17,679,153
Julius Baer Group Ltd.	114,211	6,768,337
Kuehne & Nagel International AG	30,009	8,092,336
Logitech International SA	90,865	7,152,106
Lonza Group AG	41,259	14,449,063
Nestle SA	1,477,516	159,333,443
Novartis AG	1,134,166	106,180,119
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Partners Group Holding AG	12,571	13,310,974
Roche Holding AG	388,753	100,185,366
Roche Holding AG, Bearer Shares	17,847	4,863,505
Sandoz Group AG *	227,105	5,904,505
Schindler Holding AG	12,826	2,500,312
Schindler Holding AG, Participation Certificates	22,667	4,586,050
SGS SA	83,083	6,785,440
SIG Group AG *	169,287	3,732,217
Sika AG	80,981	19,379,513
Sonova Holding AG	28,871	6,842,809
Straumann Holding AG	62,301	7,362,986
Swatch Group AG	28,927	1,400,957
Swatch Group AG, Bearer Shares	15,721	4,024,198
Swiss Life Holding AG	16,329	10,487,800
Swiss Prime Site AG	42,597	3,959,302
Swiss Re AG	166,752	18,219,788
Swisscom AG	14,336	8,589,971
Temenos AG	36,069	2,598,612
UBS Group AG	1,820,372	42,772,240
VAT Group AG	14,974	5,310,072
Zurich Insurance Group AG	83,119	39,480,904
		777,821,582

United Kingdom 15.2%
3i Group PLC	537,729	12,678,345
abrdn PLC	1,058,952	2,021,640
Admiral Group PLC	117,465	3,490,206
Anglo American PLC	703,678	17,929,417
Antofagasta PLC	217,763	3,560,756
Ashtead Group PLC	242,657	13,916,970
Associated British Foods PLC	192,472	4,747,908
AstraZeneca PLC	857,745	107,392,769
Auto Trader Group PLC	517,432	3,913,984
Aviva PLC	1,515,547	7,340,653
BAE Systems PLC	1,684,984	22,656,906
Barclays PLC	8,610,835	13,820,785
Barratt Developments PLC	541,307	2,729,917
Berkeley Group Holdings PLC	57,236	2,813,527
BP PLC	9,601,537	58,627,107
British American Tobacco PLC	1,176,681	35,150,289
BT Group PLC	3,580,105	4,917,010
Bunzl PLC	186,773	6,663,346
Burberry Group PLC	209,478	4,317,352
Centrica PLC	3,081,066	5,898,073
Coca-Cola HBC AG *	122,420	3,178,226
Compass Group PLC	958,606	24,167,758
CRH PLC	422,624	22,680,888
Croda International PLC	77,544	4,132,795
DCC PLC	52,861	2,936,640
Diageo PLC	1,244,825	47,074,269
Endeavour Mining PLC	99,285	2,048,460
Entain PLC	355,088	4,031,063
Experian PLC	509,182	15,447,965
Glencore PLC	5,830,173	30,881,398
GSK PLC	2,265,766	40,391,269
Haleon PLC	3,065,653	12,287,398
Halma PLC	209,803	4,718,122
Hargreaves Lansdown PLC	203,101	1,749,197
Hikma Pharmaceuticals PLC	91,392	2,117,509
HSBC Holdings PLC	10,936,583	78,966,675
Imperial Brands PLC	478,377	10,191,421
Informa PLC	774,853	6,713,692
InterContinental Hotels Group PLC	93,199	6,604,315
Intertek Group PLC	87,912	4,094,378
J Sainsbury PLC	919,672	2,877,485
JD Sports Fashion PLC	1,407,828	2,188,939
SECURITY	NUMBER OF SHARES	VALUE ($)
Johnson Matthey PLC	102,778	1,868,420
Kingfisher PLC	1,063,645	2,716,034
Land Securities Group PLC	400,895	2,778,884
Legal & General Group PLC	3,316,426	8,544,779
Lloyds Banking Group PLC	35,652,492	17,352,023
London Stock Exchange Group PLC	235,044	23,714,771
M&G PLC	1,247,946	3,013,581
Melrose Industries PLC	748,938	4,264,283
Mondi PLC	266,197	4,305,870
National Grid PLC	2,035,286	24,266,651
NatWest Group PLC	3,219,803	7,005,699
Next PLC	66,815	5,601,929
NMC Health PLC *(a)	48,950	0
Ocado Group PLC *	317,888	1,804,051
Pearson PLC	358,203	4,146,459
Persimmon PLC	173,839	2,152,822
Phoenix Group Holdings PLC	408,826	2,258,309
Prudential PLC	1,525,112	15,947,151
Reckitt Benckiser Group PLC	396,976	26,560,443
RELX PLC	1,046,980	36,568,592
Rentokil Initial PLC	1,393,189	7,094,797
Rio Tinto PLC	622,240	39,699,194
Rolls-Royce Holdings PLC *	4,658,436	12,262,044
Sage Group PLC	564,456	6,668,375
Schroders PLC	450,998	2,030,868
Segro PLC	648,072	5,633,132
Severn Trent PLC	145,263	4,689,429
Shell PLC	3,709,206	119,535,932
Smith & Nephew PLC	486,414	5,443,517
Smiths Group PLC	193,875	3,802,980
Spirax-Sarco Engineering PLC	40,637	4,056,123
SSE PLC	603,456	11,992,816
St. James's Place PLC	305,834	2,384,215
Standard Chartered PLC	1,311,766	10,057,743
Taylor Wimpey PLC	1,954,959	2,640,451
Tesco PLC	3,961,331	12,999,336
Unilever PLC	1,391,414	65,898,230
United Utilities Group PLC	376,016	4,863,225
Vodafone Group PLC	12,742,066	11,729,550
Whitbread PLC	110,177	4,467,471
Wise PLC, Class A *	340,431	2,766,934
WPP PLC	596,924	5,140,243
		1,204,794,178
Total Common Stocks (Cost $6,328,980,208)		7,841,812,990

PREFERRED STOCKS 0.4% OF NET ASSETS

Germany 0.4%
Bayerische Motoren Werke AG	33,020	2,807,678
Dr Ing hc F Porsche AG	63,211	5,540,130
Henkel AG & Co. KGaA	94,047	6,784,089
Porsche Automobil Holding SE	84,253	3,771,004
Sartorius AG	14,563	3,650,067
Volkswagen AG	112,717	11,953,713
		34,506,681
Total Preferred Stocks (Cost $40,544,576)		34,506,681
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.1% OF NET ASSETS

Money Market Funds 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)(d)	8,238,215	8,238,215
Total Short-Term Investments (Cost $8,238,215)		8,238,215
Total Investments in Securities (Cost $6,377,762,999)		7,884,557,886

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 12/15/23	787	77,680,835	(1,865,397)

*	Non-income producing security.
(a)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(b)	All or a portion of this security is on loan. Securities on loan were valued at $7,996,851.
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$4,232,265,047	$—	$4,232,265,047
Australia	—	563,527,708	2,959,285	566,486,993
Belgium	1,592,441	76,229,461	—	77,821,902
Finland	3,307,282	64,009,604	—	67,316,886
Hong Kong	1,692,722	182,560,777	—	184,253,499
Israel	21,721,680	27,344,118	—	49,065,798
Netherlands	38,301,047	308,802,677	—	347,103,724
New Zealand	8,143,431	6,677,799	—	14,821,230
Singapore	11,603,084	102,645,264	—	114,248,348
Spain	958,956	204,854,847	—	205,813,803
Switzerland	12,325,656	765,495,926	—	777,821,582
United Kingdom	4,689,429	1,200,104,749	0 *	1,204,794,178
Preferred Stocks[1]	—	34,506,681	—	34,506,681
Short-Term Investments[1]	8,238,215	—	—	8,238,215
Liabilities
Futures Contracts[2]	(1,865,397)	—	—	(1,865,397)
Total	$110,708,546	$7,769,024,658	$2,959,285	$7,882,692,489

*	Level 3 amount shown includes securities determined to have no value at October 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $6,377,762,999) including securities on loan of $7,996,851		$7,884,557,886
Cash		20,268,718
Foreign currency, at value (cost $9,443,735)		9,399,778
Deposit with broker for futures contracts		7,618,964
Receivables:
Dividends		19,402,543
Foreign tax reclaims		19,356,174
Fund shares sold		3,120,118
Variation margin on future contracts		227,624
Income from securities on loan	+	26,208
Total assets		7,963,978,013

Liabilities
Collateral held for securities on loan		8,238,215
Payables:
Fund shares redeemed		2,763,384
Investment adviser fees		408,529
Investments bought	+	94,038
Total liabilities		11,504,166
Net assets		$7,952,473,847

Net Assets by Source
Capital received from investors		$7,199,771,663
Total distributable earnings	+	752,702,184
Net assets		$7,952,473,847

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$7,952,473,847		390,028,673		$20.39

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $29,240,437)		$257,710,989
Securities on loan, net	+	539,360
Total investment income		258,250,349

Expenses
Investment adviser fees		5,085,069
Professional fees	+	18,786 [1]
Total expenses		5,103,855
Expense reduction	–	18,786 [1]
Net expenses	–	5,085,069
Net investment income		253,165,280

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(328,192,042)
Net realized gains on futures contracts		5,115,692
Net realized losses on foreign currency transactions	+	(1,321,068)
Net realized losses		(324,397,418)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		1,142,894,980
Net change in unrealized appreciation (depreciation) on futures contracts		(2,348,898)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	1,991,758
Net change in unrealized appreciation (depreciation)	+	1,142,537,840
Net realized and unrealized gains		818,140,422
Increase in net assets resulting from operations		$1,071,305,702

[1]
Professional fees associated with the filing of foreign withholding tax claims in the European Union are deemed to be non-contingent and non-routine expenses of the fund
(see financial notes 2(d) and 4 for additional information).

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$253,165,280	$252,527,401
Net realized losses		(324,397,418)	(192,317,997)
Net change in unrealized appreciation (depreciation)	+	1,142,537,840	(2,185,003,271)
Increase (decrease) in net assets resulting from operations		$1,071,305,702	($2,124,793,867 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($210,690,877 )	($287,643,160 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		103,868,172	$2,222,077,962	98,990,068	$2,090,708,813
Shares reinvested		7,715,248	151,373,159	8,669,015	198,780,492
Shares redeemed	+	(113,838,437)	(2,408,660,480)	(74,590,851)	(1,531,205,969)
Net transactions in fund shares		(2,255,017)	($35,209,359 )	33,068,232	$758,283,336

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		392,283,690	$7,127,068,381	359,215,458	$8,781,222,072
Total increase (decrease)	+	(2,255,017)	825,405,466	33,068,232	(1,654,153,691)
End of period		390,028,673	$7,952,473,847	392,283,690	$7,127,068,381
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the trusts) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2065 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab International Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab International Opportunities Fund	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Health Care Fund	Schwab Target 2040 Index Fund
Schwab International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund – Target Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund – Flexible Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund – Income Payout

SCHWAB INVESTMENTS
Schwab 1000 Index Fund	Schwab Tax-Free Bond Fund
Schwab Treasury Inflation Protected Securities Index Fund	Schwab California Tax-Free Bond Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab Opportunistic Municipal Bond Fund
Schwab Short-Term Bond Index Fund	Schwab Global Real Estate Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds may invest in certain mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the funds’ investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the funds’ portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
• Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of a fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of a fund’s shares and seeks to help ensure that the prices at which a fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark.
• Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
• Mutual funds: Mutual funds are valued at their respective NAVs.
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value a fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, ETFs and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2, or Level 3 in the fair value hierarchy.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of a fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2023 are disclosed in each fund’s Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Securities Lending: Under the trusts’ Securities Lending Program, a fund (lender), may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of October 31, 2023, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2023, if any, are disclosed in each fund’s Portfolio Holdings and Statement of Assets and Liabilities.
Cash Investments: The funds may invest a portion of their assets in cash. Cash includes cash bank balances in an interest-bearing demand deposit account with maturity on demand by the funds.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code, as amended, definition of a Passive Foreign Investment Company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
Central Securities Depositories Regulation: The Central Securities Depositories Regulation (CSDR) introduced measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The Schwab International Index Fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. These cash penalties are included in net realized gains (losses) on sales of securities in the Schwab International Index Fund’s Statement of Operations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in each fund’s Statement of Operations, if any. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments, if any.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab International Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. The professional fees related to European Union foreign withholding tax claims are non-contingent and non-routine fees which are subject to repayment to the investment adviser (see financial note 4 for additional information).
For U.S. income tax purposes, European Union reclaims received reduce the amounts of foreign taxes that the fund passes through to its shareholders. If European Union reclaims received exceed foreign withholding taxes paid, the Schwab International Index Fund will evaluate the requirements for entering into a closing agreement with the Internal Revenue Service (IRS) to address any prior years’ U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by fund shareholders on their tax returns in prior years. During the period ended October 31, 2023, the Schwab International Index Fund did not incur any compliance fees.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between the investment adviser and each trust, the investment adviser pays the operating expenses of each fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund. Acquired fund fees and expenses are indirect expenses incurred by a fund through its investments in underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in each fund’s Statement of Operations. Foreign taxes accrued as of October 31, 2023, if any, are reflected in each fund’s Statement of Assets and Liabilities.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Regulatory Update:
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectuses, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, a fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in an index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for a fund.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Sampling Index Tracking Risk. To the extent a fund uses sampling techniques, a fund will not fully replicate its index and may hold securities not included in the index. As a result, a fund will be subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that a fund’s or its respective index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

3. Risk Factors (continued):
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Value Investing Risk. Certain funds emphasize a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary Receipts, Global Depositary Receipts (GDRs) and European Depositary Receipts, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Derivatives Risk. A fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. A fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

 4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between the investment adviser and each trust.
For its advisory and administrative services to the funds, the investment adviser is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
SCHWAB S&P 500 INDEX FUND	SCHWAB 1000 INDEX FUND	SCHWAB SMALL-CAP INDEX FUND	SCHWAB TOTAL STOCK MARKET INDEX FUND	SCHWAB U.S. LARGE-CAP GROWTH INDEX FUND	SCHWAB U.S. LARGE-CAP VALUE INDEX FUND	SCHWAB U.S. MID-CAP INDEX FUND	SCHWAB INTERNATIONAL INDEX FUND
0.02%	0.05%	0.04%	0.03%	0.035%	0.035%	0.04%	0.06%
Investments from Affiliates
Certain funds in the Fund Complex may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2023, as applicable:
UNDERLYING FUNDS
	SCHWAB S&P 500 INDEX FUND	SCHWAB SMALL-CAP INDEX FUND	SCHWAB U.S. LARGE-CAP GROWTH INDEX FUND	SCHWAB U.S. MID-CAP INDEX FUND	SCHWAB INTERNATIONAL INDEX FUND
Schwab MarketTrack All Equity Portfolio	0.3%	1.5%	2.7%	— %	1.3%
Schwab MarketTrack Balanced Portfolio	0.2%	0.7%	1.2%	— %	0.5%
Schwab MarketTrack Conservative Portfolio	0.0%*	0.2%	0.3%	— %	0.1%
Schwab MarketTrack Growth Portfolio	0.3%	1.5%	2.0%	— %	1.0%
Schwab Target 2010 Fund	0.0%*	— %	— %	0.1%	— %
Schwab Target 2015 Fund	0.0%*	— %	— %	0.1%	— %
Schwab Target 2020 Fund	0.1%	— %	— %	0.4%	— %
Schwab Target 2025 Fund	0.1%	— %	— %	0.5%	— %
Schwab Target 2030 Fund	0.2%	— %	— %	1.1%	— %
Schwab Target 2035 Fund	0.1%	— %	— %	0.7%	— %
Schwab Target 2040 Fund	0.3%	— %	— %	1.5%	— %
Schwab Target 2045 Fund	0.1%	— %	— %	0.4%	— %
Schwab Target 2050 Fund	0.1%	— %	— %	0.4%	— %
Schwab Target 2055 Fund	0.0%*	— %	— %	0.3%	— %
Schwab Target 2060 Fund	0.0%*	— %	— %	0.1%	— %
Schwab Target 2065 Fund	0.0%*	— %	— %	0.0%*	— %

*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to European Union foreign withholding tax claims discussed in financial note 2(d) are non-contingent and non-routine fees. The investment adviser agreed to pay these professional fees, on behalf of the Schwab International Index Fund, subject to reimbursement by the fund to the extent the fund is able to successfully recover taxes withheld in the future.
During the period ended October 31, 2023, the professional fees incurred by the Schwab International Index Fund and paid by the investment adviser were $18,786, as shown as Professional fees in the fund’s Statement of Operations.

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
During the period ended October 31, 2023, the Schwab International Index Fund recovered previously withheld foreign taxes from Sweden. The payments received by Schwab International Index Fund amounted to $778,755 and is recorded as Dividends received from securities — unaffiliated in the Statement of Operations. The investment adviser paid upfront professional fees associated with recovering these foreign taxes in the amount of $19,449, which has been reimbursed to the investment adviser by the Schwab International Index Fund and is recorded as Dividends received from securities — unaffiliated in the fund’s Statement of Operations.
As of October 31, 2023, the balance of professional fees related to foreign withholding tax claims subject to future reimbursement by the Schwab International Index Fund to the investment adviser was $16,792.
No other amounts for additional foreign withholding tax claims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers.  For the period ended October 31, 2023, each fund’s purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
Schwab S&P 500 Index Fund	$268,624,093	$214,405,462	($114,375,875 )
Schwab 1000 Index Fund	113,667,791	76,828,872	(23,703,753)
Schwab Small-Cap Index Fund	41,342,307	49,647,976	(1,732,753)
Schwab Total Stock Market Index Fund	87,341,053	63,339,657	(47,519,562)
Schwab U.S. Large-Cap Growth Index Fund	90,695,520	60,047,427	(3,723,577)
Schwab U.S. Large-Cap Value Index Fund	82,955,212	51,424,165	6,064,551
Schwab U.S. Mid-Cap Index Fund	54,528,501	17,604,201	(10,467,939)
Schwab International Index Fund	87,782,617	66,908,767	(20,621,068)

Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The funds did not pay any interested persons or non-interested persons (independent trustees). The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $1 billion line of credit (the Syndicated Credit Facility), which matured on September 28, 2023. On September 28, 2023, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by a fund, the investment adviser paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

6. Borrowing from Banks (continued):
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 28, 2023. On September 28, 2023, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount a fund borrows. There were no borrowings by any of the funds from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at October 31, 2023, if any, are presented in each fund’s Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in each fund’s Statement of Operations, if any. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2023, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab S&P 500 Index Fund	$299,249,224	1,425
Schwab 1000 Index Fund	56,475,331	269
Schwab Small-Cap Index Fund	26,493,932	288
Schwab Total Stock Market Index Fund	78,813,355	448
Schwab U.S. Large-Cap Growth Index Fund	5,154,048	35
Schwab U.S. Large-Cap Value Index Fund	2,713,332	28
Schwab U.S. Mid-Cap Index Fund	4,798,538	19
Schwab International Index Fund	59,953,751	583

8. Purchases and Sales of Investment Securities:
For the period ended October 31, 2023, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab S&P 500 Index Fund	$5,316,530,968	$1,195,697,031
Schwab 1000 Index Fund	503,219,551	379,169,408
Schwab Small-Cap Index Fund	1,022,966,609	547,969,378
Schwab Total Stock Market Index Fund	1,168,617,235	400,135,798
Schwab U.S. Large-Cap Growth Index Fund	520,508,827	231,312,209
Schwab U.S. Large-Cap Value Index Fund	262,393,314	276,915,650
Schwab U.S. Mid-Cap Index Fund	331,512,303	80,224,291
Schwab International Index Fund	1,084,041,914	1,109,228,899

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

8. Purchases and Sales of Investment Securities (continued):
During the period ended October 31, 2023, the following funds had transactions in connection with in-kind transactions:
	IN-KIND PURCHASES OF SECURITIES	IN-KIND SALES OF SECURITIES
Schwab S&P 500 Index Fund	$—	$5,777,790
Schwab 1000 Index Fund	—	60,390,746
Schwab Small-Cap Index Fund	—	222,798,604
Schwab U.S. Large-Cap Growth Index Fund	—	28,855,362
Schwab U.S. Large-Cap Value Index Fund	—	24,955,411
Schwab U.S. Mid-Cap Index Fund	—	38,923,811
For the period ended October 31, 2023, where applicable, the funds realized net capital gains or losses resulting from in-kind redemptions. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized gains or losses on sales of in-kind redemptions for the period ended October 31, 2023, are disclosed in the funds’ Statements of Operations, if any.

9. Federal Income Taxes:
As of October 31, 2023, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab S&P 500 Index Fund	$34,317,849,317	$37,918,410,164	($2,429,571,581 )	$35,488,838,583
Schwab 1000 Index Fund	3,380,555,648	9,692,499,042	(277,237,934)	9,415,261,108
Schwab Small-Cap Index Fund	4,749,040,518	1,490,558,650	(1,300,639,217)	189,919,433
Schwab Total Stock Market Index Fund	10,152,227,373	8,399,998,560	(830,109,466)	7,569,889,094
Schwab U.S. Large-Cap Growth Index Fund	1,085,372,399	288,189,564	(23,347,832)	264,841,732
Schwab U.S. Large-Cap Value Index Fund	562,244,749	103,490,539	(73,498,458)	29,992,081
Schwab U.S. Mid-Cap Index Fund	1,071,650,951	157,645,382	(162,424,695)	(4,779,313)
Schwab International Index Fund	6,826,369,250	1,983,241,983	(926,918,744)	1,056,323,239

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
Schwab S&P 500 Index Fund	$880,812,319	$35,488,838,583	$—	($268,609,359 )	$36,101,041,543
Schwab 1000 Index Fund	159,307,189	9,415,261,108	—	(106,818,293)	9,467,750,004
Schwab Small-Cap Index Fund	66,076,876	189,919,433	—	(134,895,627)	121,100,682
Schwab Total Stock Market Index Fund	221,060,936	7,569,889,094	—	(109,439,609)	7,681,510,421
Schwab U.S. Large-Cap Growth Index Fund	8,175,622	264,841,732	—	(38,407,381)	234,609,973
Schwab U.S. Large-Cap Value Index Fund	13,126,630	29,992,081	—	—	43,118,711
Schwab U.S. Mid-Cap Index Fund	13,552,130	(4,779,313)	—	(11,482,459)	(2,709,642)
Schwab International Index Fund	257,311,485	1,056,323,239	(423,904)	(560,508,636)	752,702,184
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

9. Federal Income Taxes (continued):
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation or depreciation on futures contracts, the realization for tax purposes of unrealized appreciation on investments in PFICs and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2023, the funds had capital loss carryforwards available as follows:

Schwab S&P 500 Index Fund	$268,609,359
Schwab 1000 Index Fund	106,818,293
Schwab Small-Cap Index Fund	134,895,627
Schwab Total Stock Market Index Fund	109,439,609
Schwab U.S. Large-Cap Growth Index Fund	38,407,381
Schwab U.S. Large-Cap Value Index Fund	—
Schwab U.S. Mid-Cap Index Fund	11,482,459
Schwab International Index Fund	560,508,636
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab S&P 500 Index Fund	$999,828,367	$—	$827,352,159	$65,457,539
Schwab 1000 Index Fund	187,210,509	—	170,064,667	79,902,182
Schwab Small-Cap Index Fund	67,319,807	—	131,927,919	399,701,902
Schwab Total Stock Market Index Fund	253,821,250	—	225,603,990	45,585,913
Schwab U.S. Large-Cap Growth Index Fund	8,433,385	—	6,371,109	9,905,946
Schwab U.S. Large-Cap Value Index Fund	13,415,952	794,933	17,495,710	10,244,421
Schwab U.S. Mid-Cap Index Fund	13,525,251	782,797	11,729,695	14,728,113
Schwab International Index Fund	210,690,877	—	287,643,160	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in each fund’s Statement of Operations. During the fiscal year ended October 31, 2023, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Schwab Capital Trust and Shareholders of Schwab 1000 Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund, and Schwab International Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab 1000 Index Fund, one of the funds constituting Schwab Investments, and Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund, and Schwab International Index Fund, seven of the funds constituting Schwab Capital Trust, (collectively, the “Funds”) as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Schwab Investments and the Schwab Capital Trust as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 15, 2023
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass through under section 853(a) of the Internal Revenue Code the foreign tax credit of $20,565,478 to its shareholders for the fiscal year ended October 31, 2023. The respective foreign source income on the fund is $285,732,023.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2023, qualify for the corporate dividends received deduction:

Schwab S&P 500 Index Fund	94.15%
Schwab 1000 Index Fund	94.75%
Schwab Small-Cap Index Fund	76.21%
Schwab Total Stock Market Index Fund	92.08%
Schwab U.S. Large-Cap Growth Index Fund	94.97%
Schwab U.S. Large-Cap Value Index Fund	90.52%
Schwab U.S. Mid-Cap Index Fund	84.11%
Schwab International Index Fund	— %
For the fiscal year ended October 31, 2023, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
Schwab S&P 500 Index Fund	$989,728,581
Schwab 1000 Index Fund	183,145,173
Schwab Small-Cap Index Fund	52,706,065
Schwab Total Stock Market Index Fund	241,122,882
Schwab U.S. Large-Cap Growth Index Fund	8,205,812
Schwab U.S. Large-Cap Value Index Fund	12,820,161
Schwab U.S. Mid-Cap Index Fund	11,799,919
Schwab International Index Fund	224,355,900
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2023:
Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	—
Schwab Small-Cap Index Fund	—
Schwab Total Stock Market Index Fund	—
Schwab U.S. Large-Cap Growth Index Fund	—
Schwab U.S. Large-Cap Value Index Fund	794,933
Schwab U.S. Mid-Cap Index Fund	782,797
Schwab International Index Fund	—
For the fiscal year ended October 31, 2023, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
Schwab S&P 500 Index Fund	$10,099,786
Schwab 1000 Index Fund	4,065,336
Schwab Small-Cap Index Fund	9,862,365
Schwab Total Stock Market Index Fund	11,956,854
Schwab U.S. Large-Cap Growth Index Fund	227,573
Schwab U.S. Large-Cap Value Index Fund	515,324
Schwab U.S. Mid-Cap Index Fund	1,336,283
Schwab International Index Fund	—

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Liquidity Risk Management Program  (unaudited)

The funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The funds’ Board of Trustees (the “Board”) has designated the funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The funds’ Board reviewed a report at its meeting held on September 19, 2023 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2022, through May 31, 2023, which included individual fund liquidity risk metrics. The report summarized the operation of the program and the information and factors considered by the investment adviser in assessing whether the program has been adequately and effectively implemented with respect to a fund. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each fund’s liquidity risk.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party thereto (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the amended and restated investment advisory and administration agreements (the Agreements) between Schwab Capital Trust and Schwab Investments (collectively, the Trusts) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, and Schwab U.S. Mid-Cap Index Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreements with respect to the Funds at meetings held on April 27, 2023 and June 7, 2023, and approved the renewal of the Agreements with respect to the Funds for an additional one-year term at the meeting on June 7, 2023 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.
the nature, extent and quality of the services provided to each Fund under the Agreements, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.
each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.
each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.
the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.
the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, and vendor and risk oversight. The Trustees also

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm, as well as the wide range of products, services, and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreements with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return and the market environment, as well as in consideration of each Fund’s investment style and strategy. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and such Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although Schwab Small-Cap Index Fund had performance that ranked in the fourth quartile of a relevant peer group for more than one performance period considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by the investment adviser that were reasonable and consistent with the Fund’s investment objective and policies and that the investment adviser had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreements with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by the investment adviser to ETFs, other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreements with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. The Trustees reviewed the profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreements and other service agreements were reasonable in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreements with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, and although the Funds do not have any breakpoints in their advisory fees, the Trustees considered the potential existence of any economies of scale by way of the relatively low advisory fee and unitary fee structure of the Funds and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; and (ii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has invested in its infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 106 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	106	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	106	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	106	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	106	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	106	None
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	106	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	106	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)
Co-Chairman of the Board (July 2022 – present), Director and Chief
Executive Officer (Oct. 2008 – present) and President
(Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and
Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director
(May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Co-Chairman of the
Board (July 2022 – present) and Director (Apr. 2006 – present), Charles
Schwab Bank, SSB; Co-Chairman of the Board (July 2022 – present) and
Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB;
Co-Chairman of the Board (July 2022 – present) and Director
(July 2019 – present), Charles Schwab Trust Bank; Director
(May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and
President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Manager
(Sept. 2023 – present), TD Ameritrade Holding LLC; Director
(Oct. 2020 – Aug. 2023), TD Ameritrade Holding Corporation; Director
(July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.
		106	Director (2008 – present), The Charles Schwab Corporation
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)
President (Oct. 2021 – present) and Executive Vice President – Schwab
Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles
Schwab Corporation; President, Director (Oct. 2021 – present), Executive
Vice President – Schwab Asset Management Solutions
(July 2019 – Oct. 2021) and Senior Vice President – Advisory
(May 2016 – July 2019), Charles Schwab & Co., Inc.; President
(Nov. 2021 – present), Schwab Holdings, Inc.; Director
(Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive
Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment
Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and
President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive
Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.
		106	None

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment
Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Chief Executive Officer (Jan. 2022 – present), President (Oct. 2023 – present), (Chief
Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and
President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive
Officer (Sept. 2023 – present), President (Oct. 2023 – present), Chief Investment Officer
(June 2011 – present) and Vice President (June 2011 – Sept. 2023), Schwab Funds, Laudus
Trust and Schwab ETFs.

Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2013)

Chief Operating Officer (Dec. 2020 – present) and Treasurer and Chief Financial Officer
(Jan. 2016 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial
Officer (Mar. 2020 – present), Chief Operating Officer (Oct. 2023 – present), Managing
Director (Mar. 2023 – present) and Vice President (Oct. 2013 – Mar. 2023), Charles Schwab
Investment Management, Inc.

Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2023)

Treasurer and Chief Financial Officer (Jan. 2023 – present) and Assistant Treasurer
(Dec. 2015 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Vice President (Mar. 2022 – Mar. 2023) and Director
(Oct. 2015 – Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director
(May 2022 – present) and Vice President (Apr. 2022 – May 2022), Charles Schwab & Co., Inc.

Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2018)

Chief Investment Officer (Oct. 2023 – present) and Vice President (Feb. 2018 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023 – present),
Chief Investment Officer (Oct. 2023 – present), and Senior Vice President
(Oct. 2012 – Mar. 2023), Charles Schwab Investment Management, Inc.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2021)

Managing Director (Mar. 2023 – present), Senior Vice President (Jan. 2020 – Mar. 2023) and
Chief Investment Officer (Jan. 2020 – present) Charles Schwab Investment
Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment
Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment
Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018),
ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and
Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios and Laudus Trust since 2005; Schwab Strategic
Trust since 2009)

Chief Legal Officer (Mar. 2022 – present), Managing Director (Mar. 2023 – present) and Vice
President (Sept. 2005 – Mar. 2023), Charles Schwab Investment Management, Inc.;
Managing Director (May 2022 – present) and Vice President (Aug. 2005 – May 2022), Charles
Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk
(Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present),
Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021),
Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and
Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.

1
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
2
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
3
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization See “market cap.”
capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index An index which includes all U.S. equity issues with readily available prices. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Russell Midcap Index  An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
Schwab 1000 Index A float-adjusted market capitalization weighted index developed by Charles Schwab & Co., Inc. that represents the performance of the largest 1,000 publicly traded companies in the United States. As a result of corporate actions, the index may be comprised of more or less than 1,000 securities.
stock A share of ownership, or equity, in the issuing company.
total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield The income paid out by an investment, expressed as a percentage of the investment’s market value.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2023 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
¹
State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²
You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares if the Fund’s Board determines that the fee is in the best interests of the Fund. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13810-26
00293084

Annual Report | October 31, 2023
Schwab Fundamental Index* Funds

Schwab Fundamental
US Large Company Index Fund
Schwab Fundamental
US Small Company Index Fund
Schwab Fundamental International
Large Company Index Fund
Schwab Fundamental International
Small Company Index Fund
Schwab Fundamental Emerging Markets
Large Company Index Fund
*
SCHWAB is a registered trademark of Charles Schwab & Co., Inc.
FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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Schwab Fundamental Index Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.
Schwab Fundamental Index Funds | Annual Report
1

Schwab Fundamental Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2023
Schwab Fundamental US Large Company Index Fund (Ticker Symbol: SFLNX)	4.48%
Russell RAFITM US Large Company Index	4.69%
Russell 1000® Index	9.48%
Fund Category: Morningstar Large Value[1]	0.68%
Performance Details	pages 6-8

Schwab Fundamental US Small Company Index Fund (Ticker Symbol: SFSNX)	-3.04%
Russell RAFITM US Small Company Index	-2.84%
Russell 2000® Index	-8.56%
Fund Category: Morningstar Small Blend[1]	-4.86%
Performance Details	pages 9-11

Schwab Fundamental International Large Company Index Fund[2] (Ticker Symbol: SFNNX)	17.40%
Russell RAFITM Developed ex US Large Company Index (Net)[3]	16.82%
MSCI EAFE® Index (Net)[3]	14.40%
Fund Category: Morningstar Foreign Large Value[1]	15.86%
Performance Details	pages 12-14
Total Return for the 12 Months Ended October 31, 2023

Schwab Fundamental International Small Company Index Fund[2] (Ticker Symbol: SFILX)	11.76%
Russell RAFITM Developed ex US Small Company Index (Net)[3]	11.44%
S&P Developed ex-U.S. Small Cap Index (Net)[3]	6.90%
Fund Category: Morningstar Foreign Small/Mid Value[1]	14.24%
Performance Details	pages 15-17

Schwab Fundamental Emerging Markets Large Company Index Fund[2] (Ticker Symbol: SFENX)	15.14%
Russell RAFITM Emerging Markets Large Company Index (Net)[3]	15.90%
MSCI Emerging Markets Index (Net)[3]	10.80%
Fund Category: Morningstar Diversified Emerging Markets[1]	11.15%
Performance Details	pages 18-20

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — The funds are not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Index Series (the Indices) or otherwise. The Indices are compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Indices and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Indices. For full disclaimer please see the funds’ statement of additional information.
1
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
2
The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
3
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
2
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental Index Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 10.14%. U.S. large-cap stocks outperformed U.S. small-cap stocks, with the Russell 1000® Index and the Russell 2000® Index returning 9.48% and -8.56%, respectively. Among U.S. large-cap stocks, growth stocks outperformed value stocks, with the Russell 1000® Growth Index and the Russell 1000® Value Index returning 18.95% and 0.13%, respectively. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 14.40% and the MSCI Emerging Markets Index (Net)* returned 10.80% for the reporting period.
Economies around the world grew out of sync as they wrestled with record levels of government debt, rising geopolitical tensions, and weak productivity gains that stifled economic growth. The U.S. economy continued to show unexpected resiliency. Surprisingly robust job growth and strong consumer spending helped propel U.S. gross domestic product (GDP) to a 5.2% annualized growth rate for the third quarter of 2023, up from roughly 2% over the prior three quarters. Inflation remained above the Fed’s historical 2% target over the reporting period but declined between November 2022 and June 2023 as rents and wage growth eased, profit margins declined, and monetary policy remained restrictive before ticking up slightly in July 2023 through September 2023. The unemployment rate
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2023

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab Fundamental Index Funds | Annual Report
3

Schwab Fundamental Index Funds
The Investment Environment (continued)

remained low throughout the period despite inflationary pressures but did rise slightly in August and October. An increase in the labor force participation rate (the proportion of working-age Americans who have a job or are looking for one) in August and strike activity in October were large contributors to the increase in unemployment in the last three months of the reporting period.
Oil prices were volatile, ranging from a high of $92 per barrel at the beginning of the reporting period to a low of $66 and ending the period at just over $80 per barrel. Eurozone GDP growth contracted slightly in the fourth quarter of 2022 driven by manufacturing pressures and headwinds related to oil and commodity prices, was flat for the first quarter of 2023, expanded slightly for the second quarter of 2023 bolstered by a moderation in inflationary pressures, and contracted slightly for the third quarter of 2023 as financing conditions remained tight. The United Kingdom posted small gains in GDP growth throughout the reporting period, with household consumption expenditures and manufacturing output among key growth drivers. In Japan, following flat GDP growth in the fourth quarter of 2022, GDP rose for the first two quarters of 2023, primarily on rising exports and falling imports. Among emerging markets, China’s GDP grew throughout the reporting period as the government’s various policies seeking to help the economy have offset the impact of a prolonged property crisis and weak trade. India’s GDP grew in the fourth quarter of 2022 and the first two quarters of 2023, driven primarily by robust performance of the services sector along with strong consumer demand and increased government spending.
In its efforts to lower inflation, the Fed raised interest rates six times during the reporting period, increasing the federal funds rate from a range of 3.00% to 3.25% to a range of 5.25% to 5.50%. At its meetings in June, September, and October, the Fed maintained the then current rates, citing robust economic activity, strong—though moderating—job gains, and low unemployment while acknowledging tighter financial and credit conditions for households and businesses. The Fed also maintained its program to reduce the assets held on its balance sheet, though its balance sheet temporarily spiked in March 2023 when the Fed supported banks after the failure of three U.S. regional banks. Despite the spike, balance sheet assets declined over the reporting period. Central banks outside the United States also battled with persistently high, albeit waning, inflation. After raising rates eight times during the reporting period, the European Central Bank held its rate steady at its October meeting as inflation and pricing pressures finally showed signs of easing. Similarly, the Bank of England maintained its key official bank rate at its September meeting, after seven rate hikes during the reporting period, leaving borrowing costs at a 15-year high. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, despite inflationary pressures but relaxed its yield control policy. Monetary policies in emerging markets were mixed. Central banks in India, Indonesia, Mexico, Pakistan, and Russia all raised their rates two or more times over the reporting period. In contrast, both Brazil and China cut their key interest rates twice during the period.
4
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental Index Funds
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset
Management, is responsible for overseeing the investment process and portfolio management of investment strategies for passive equity Schwab Funds and Schwab ETFs, and Schwab Personalized Indexing™ separately managed accounts. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays
Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies.
Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab
Fundamental US Small Company Index Fund. Prior to joining Schwab in 2017, Mr. Brown spent six years with
ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS
ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Ferian Juwono, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the oversight and day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and
Schwab Fundamental US Small Company Index Fund. Prior to joining Schwab in 2010, Mr. Juwono worked at
BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that,
Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

David Rios, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental
International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index
Fund. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining
Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by
State Street Corporation).

Agnes Zau, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US
Small Company Index Fund. Prior to joining Schwab in 2018, Ms. Zau was at BlackRock for three years, most recently as a multi-asset portfolio investment consultant where she advised institutional clients on asset allocation and strategy, constructed risk decomposition and portfolio optimization, and conducted scenario analyses for the core multi-asset target risk strategies. She spent the preceding three years as a derivatives specialist at Mellon Capital.

Schwab Fundamental Index Funds | Annual Report
5

Schwab Fundamental US Large Company Index Fund as of October 31, 2023

The Schwab Fundamental US Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM US Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks.
Performance. The fund generally tracked the index for the reporting period. The fund returned 4.48% for the 12-month reporting period ended October 31, 2023, while the index returned 4.69%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The health care sector detracted the most from the total return of the fund. Health care stocks represented an average weight of approximately 12% of the fund’s investments and returned approximately -7% for the reporting period. One example from this sector is Pfizer, Inc., a pharmaceutical company, which represented an average weight of less than 1% of the fund’s investments and returned approximately -32% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 17% of the fund’s investments and returning approximately -3% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 18% of the fund’s investments and returned approximately 21% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 2% of the fund’s investments and returned approximately 47% for the reporting period.
The communication services sector also contributed to the total return of the fund, representing an average weight of approximately 9% of the fund’s investments and returning approximately 21% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
6
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental US Large Company Index Fund (4/2/07)	4.48%	10.34%	10.00%
Russell RAFITM US Large Company Index	4.69%	10.59%	10.30%
Russell 1000® Index	9.48%	10.71%	10.88%
Fund Category: Morningstar Large Value[2]	0.68%	7.10%	7.62%
Fund Expense Ratio[3]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – The Schwab Fundamental US Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM US Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.
Schwab Fundamental Index Funds | Annual Report
7

Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	729
Weighted Average Market Cap (millions)	$390,437
Price/Earnings Ratio (P/E)	14.6
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	7% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes in-kind transactions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.
8
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Small Company Index Fund as of October 31, 2023

The Schwab Fundamental US Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM US Small Company Index (the index). The index measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks.
Performance. The fund generally tracked the index for the reporting period. The fund returned -3.04% for the 12-month reporting period ended October 31, 2023, while the index returned -2.84%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The financials sector detracted the most from the total return of the fund. Financials stocks represented an average weight of approximately 15% of the fund’s investments and returned approximately -15% for the reporting period. One example from this sector is PacWest Bancorp, a bank holding company, which represented an average weight of less than 1% of the fund’s investments and returned approximately -71% for the reporting period.
The real estate sector also detracted from the total return of the fund, representing an average weight of approximately 8% of the fund’s investments and returning approximately -13% for the reporting period.
The industrials sector contributed the most to the total return of the fund. Industrials stocks represented an average weight of approximately 20% of the fund’s investments and returned approximately 11% for the reporting period. One example from this sector is XPO, Inc., which provides logistics services. The fund’s holdings of XPO, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 138% for the reporting period.
The energy sector also contributed to the total return of the fund, representing an average weight of approximately 5% of the fund’s investments and returning approximately 17% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
Schwab Fundamental Index Funds | Annual Report
9

Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental US Small Company Index Fund (4/2/07)	-3.04%	5.89%	7.07%
Russell RAFITM US Small Company Index	-2.84%	6.07%	7.31%
Russell 2000® Index	-8.56%	3.31%	5.63%
Fund Category: Morningstar Small Blend[2]	-4.86%	4.61%	5.83%
Fund Expense Ratio[3]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – The Schwab Fundamental US Small Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM US Small Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.
10
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	964
Weighted Average Market Cap (millions)	$4,709
Price/Earnings Ratio (P/E)	13.1
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate	22% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
1
Excludes derivatives.
2
Portfolio turnover rate excludes in-kind transactions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.
Schwab Fundamental Index Funds | Annual Report
11

Schwab Fundamental International Large Company Index Fund as of October 31, 2023

The Schwab Fundamental International Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the developed ex U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. The fund generally tracked the index for the reporting period. The fund returned 17.40% for the 12-month reporting period ended October 31, 2023, while the index returned 16.82%1. Fair valuation of the fund’s holdings contributed to the fund’s relative performance.2
Contributors and Detractors. Stocks from Japan contributed the most to the total return of the fund. Japanese stocks represented an average weight of approximately 27% of the fund’s investments and returned approximately 24% in U.S. dollar terms for the reporting period. One example from this market is Toyota Motor Corp., which manufactures, sells, leases, and repairs passenger cars, trucks, buses, and their related parts worldwide. The fund’s holdings of Toyota Motor Corp. represented an average weight of approximately 1% of the fund’s investments and returned approximately 27% in U.S. dollar terms for the reporting period.
Stocks from the United Kingdom also contributed to the total return of the fund, representing an average weight of approximately 15% of the fund’s investments and returning approximately 14% in U.S. dollar terms for the reporting period.
Stocks from Israel detracted from the total return of the fund. Israeli stocks represented an average weight of less than 1% of the fund’s investments and returned approximately -22% in U.S. dollar terms for the reporting period. One example from this market is Bank Leumi Le-Israel BM, a full-service commercial bank, which represented an average weight of less than 1% of the fund’s investments and returned approximately -30% in U.S. dollar terms for the reporting period.
While there were no additional markets that detracted from the total return of the fund, stocks from New Zealand were the smallest contributor to the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately -2% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
2
Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
12
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1,2,3

Average Annual Total Returns1,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental International Large Company Index Fund (4/2/07)	17.40%	5.37%	3.78%
Russell RAFITM Developed ex US Large Company Index (Net)[2]	16.82%	5.32%	3.87%
MSCI EAFE® Index (Net)[2]	14.40%	4.10%	3.05%
Fund Category: Morningstar Foreign Large Value[4]	15.86%	3.76%	2.28%
Fund Expense Ratio[5]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – The Schwab Fundamental International Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Developed ex US Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
3
The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
4
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
5
As stated in the prospectus.
Schwab Fundamental Index Funds | Annual Report
13

Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	926
Weighted Average Market Cap (millions)	$63,585
Price/Earnings Ratio (P/E)	9.2
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate	15%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3

Top Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
1
Excludes derivatives.
2
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
3
This list is not a recommendation of any security by the investment adviser.
4
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
14
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Small Company Index Fund as of October 31, 2023

The Schwab Fundamental International Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Small Company Index (the index). The index measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the developed ex U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. The fund generally tracked the index for the reporting period. The fund returned 11.76% for the 12-month reporting period ended October 31, 2023, while the index returned 11.44%1. Fair valuation of the fund’s holdings contributed to the fund’s relative performance.2
Contributors and Detractors. Stocks from Japan contributed the most to the total return of the fund. Japanese stocks represented an average weight of approximately 35% of the fund’s investments and returned approximately 18% in U.S. dollar terms for the reporting period. One example from this market is Disco Corp., which manufactures abrasive and precision industrial machinery for cutting and grinding purposes. The fund’s holdings of Disco Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately 119% in U.S. dollar terms for the reporting period.
Stocks from the United Kingdom also contributed to the total return of the fund, representing an average weight of approximately 9% of the fund’s investments and returning approximately 12% in U.S. dollar terms for the reporting period.
Stocks from Israel detracted the most from the total return of the fund. Israeli stocks represented an average weight of approximately 1% of the fund’s investments and returned approximately -28% in U.S. dollar terms for the reporting period. One example from this market is Israel Corp. Ltd., a public investment company, which represented an average weight of less than 1% of the fund’s investments and returned approximately -51% in U.S. dollar terms for the reporting period.
Stocks from France also detracted from the total return of the fund, representing an average weight of approximately 4% of the fund’s investments and returning approximately -6% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
2
Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
Schwab Fundamental Index Funds | Annual Report
15

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1,2,3

Average Annual Total Returns1,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental International Small Company Index Fund (1/31/08)	11.76%	2.09%	3.41%
Russell RAFITM Developed ex US Small Company Index (Net)[2]	11.44%	2.27%	3.70%
S&P Developed ex-U.S. Small Cap Index (Net)[2]	6.90%	1.46%	2.97%
Fund Category: Morningstar Foreign Small/Mid Value[4]	14.24%	3.68%	3.15%
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – The Schwab Fundamental International Small Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Developed ex US Small Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
3
The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
4
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
5
As stated in the prospectus.
16
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	1,741
Weighted Average Market Cap (millions)	$3,145
Price/Earnings Ratio (P/E)	11.0
Price/Book Ratio (P/B)	1.0
Portfolio Turnover Rate	23%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3

Top Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
1
Excludes derivatives.
2
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
3
This list is not a recommendation of any security by the investment adviser.
4
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
Schwab Fundamental Index Funds | Annual Report
17

Schwab Fundamental Emerging Markets Large Company Index Fund as of October 31, 2023

The Schwab Fundamental Emerging Markets Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Emerging Markets Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the emerging markets companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. The fund generally tracked the index for the reporting period. The fund returned 15.14% for the 12-month reporting period ended October 31, 2023, while the index returned 15.90%1. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from Saudi Arabia detracted the most from the total return of the fund. Stocks from Saudi Arabia represented an average weight of approximately 2% of the fund’s investments and returned approximately -12% in U.S. dollar terms for the reporting period. One example from this market is Saudi Electricity Co., which generates and distributes electricity. The fund’s holdings of Saudi Electricity Co. represented an average weight of less than 1% of the fund’s investments and returned approximately -32% in U.S. dollar terms for the reporting period.
Stocks from the United Arab Emirates also detracted from the total return of the fund, representing an average weight of approximately 1% of the fund’s investments and returning approximately -14% in U.S. dollar terms for the reporting period.
Stocks from China contributed the most to the total return of the fund. Chinese stocks represented an average weight of approximately 35% of the fund’s investments and returned approximately 22% in U.S. dollar terms for the reporting period. One example from this market is China Petroleum & Chemical Corp., a petroleum manufacturing company. The fund’s Class H holdings of China Petroleum & Chemical Corp. represented an average weight of approximately 2% of the fund’s investments and returned approximately 40% in U.S. dollar terms for the reporting period.
Stocks from Taiwan also contributed to the total return of the fund, representing an average weight of approximately 19% of the fund’s investments and returning approximately 26% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
18
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1,2,3

Average Annual Total Returns1,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental Emerging Markets Large Company Index Fund (1/31/08)	15.14%	2.55%	1.81%
Russell RAFITM Emerging Markets Large Company Index (Net)[2]	15.90%	2.98%	2.33%
MSCI Emerging Markets Index (Net)[2]	10.80%	1.59%	1.19%
Fund Category: Morningstar Diversified Emerging Markets[4]	11.15%	2.52%	1.26%
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – The Schwab Fundamental Emerging Markets Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Emerging Markets Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
3
The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
4
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
5
As stated in the prospectus.
Schwab Fundamental Index Funds | Annual Report
19

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	345
Weighted Average Market Cap (millions)	$77,491
Price/Earnings Ratio (P/E)	7.3
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate	20%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3

Top Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
1
Excludes derivatives.
2
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
3
This list is not a recommendation of any security by the investment adviser.
4
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
20
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2023 and held through October 31, 2023.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 5/1/23	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/23	EXPENSES PAID DURING PERIOD 5/1/23-10/31/23 [2]
Schwab Fundamental US Large Company Index Fund
Actual Return	0.25%	$1,000.00	$989.10	$1.25
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.95	$1.28
Schwab Fundamental US Small Company Index Fund
Actual Return	0.25%	$1,000.00	$964.40	$1.24
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.95	$1.28
Schwab Fundamental International Large Company Index Fund
Actual Return	0.25%	$1,000.00	$959.00	$1.23
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.95	$1.28
Schwab Fundamental International Small Company Index Fund
Actual Return	0.39%	$1,000.00	$919.80	$1.89
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.24	$1.99
Schwab Fundamental Emerging Markets Large Company Index Fund
Actual Return	0.39%	$1,000.00	$968.60	$1.94
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.24	$1.99

[1]	Based on the most recent six-month expense ratio.
[2]
Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the period, and divided by the 365 days in the fiscal year.

Schwab Fundamental Index Funds | Annual Report
21

Schwab Fundamental US Large Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$21.19	$23.19	$16.28	$17.56	$17.47
Income (loss) from investment operations:
Net investment income (loss)[1]	0.45	0.43	0.39	0.42	0.42
Net realized and unrealized gains (losses)	0.49	(1.33)	7.64	(0.75)	1.08
Total from investment operations	0.94	(0.90)	8.03	(0.33)	1.50
Less distributions:
Distributions from net investment income	(0.44)	(0.40)	(0.44)	(0.43)	(0.42)
Distributions from net realized gains	—	(0.70)	(0.68)	(0.52)	(0.99)
Total distributions	(0.44)	(1.10)	(1.12)	(0.95)	(1.41)
Net asset value at end of period	$21.69	$21.19	$23.19	$16.28	$17.56
Total return	4.48%	(4.18%)	51.33%	(2.33%)	10.56%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%[2]	0.25%[2]	0.25%	0.25%	0.25%
Net investment income (loss)	2.05%	1.95%	1.87%	2.57%	2.53%
Portfolio turnover rate	7%[3]	13%[3]	16%[3]	13%	20%
Net assets, end of period (x 1,000,000)	$6,836	$6,460	$6,821	$4,547	$5,237

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Portfolio turnover rate excludes in-kind transactions.
See financial notes
22
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Automobiles & Components 1.4%
Adient PLC *	46,577	1,569,179
Aptiv PLC *	60,291	5,257,375
Autoliv, Inc.	32,000	2,932,800
BorgWarner, Inc.	105,412	3,889,703
Dana, Inc.	113,078	1,298,135
Ford Motor Co.	2,242,185	21,861,304
General Motors Co.	1,174,732	33,127,442
Gentex Corp.	84,391	2,420,334
Goodyear Tire & Rubber Co. *	336,586	4,005,373
Harley-Davidson, Inc.	51,582	1,384,977
Lear Corp.	41,943	5,442,524
Phinia, Inc.	21,748	562,838
Tesla, Inc. *	39,337	7,900,443
Thor Industries, Inc.	29,792	2,619,611
		94,272,038

Banks 6.3%
Bank of America Corp.	2,640,464	69,549,822
Citigroup, Inc.	1,702,401	67,227,815
Citizens Financial Group, Inc.	199,454	4,673,207
Comerica, Inc.	76,821	3,026,747
Credicorp Ltd.	23,683	2,959,428
East West Bancorp, Inc.	27,048	1,450,314
Fifth Third Bancorp	257,925	6,115,402
First Horizon Corp.	112,485	1,209,214
Huntington Bancshares, Inc.	341,437	3,294,867
JPMorgan Chase & Co.	910,123	126,561,704
KeyCorp	441,218	4,509,248
M&T Bank Corp.	52,387	5,906,634
New York Community Bancorp, Inc.	183,010	1,734,935
PNC Financial Services Group, Inc.	133,784	15,314,254
Popular, Inc.	31,053	2,019,687
Regions Financial Corp.	246,887	3,587,268
Synovus Financial Corp.	43,324	1,129,457
Truist Financial Corp.	381,164	10,809,811
U.S. Bancorp	561,095	17,887,709
Wells Fargo & Co.	1,934,467	76,933,752
Zions Bancorp NA	84,856	2,617,808
		428,519,083

Capital Goods 6.6%
3M Co.	233,238	21,212,996
A O Smith Corp.	29,203	2,037,201
Acuity Brands, Inc.	13,135	2,127,476
AECOM	37,915	2,902,393
AerCap Holdings NV *	31,700	1,969,204
AGCO Corp.	21,564	2,472,528
Air Lease Corp., Class A	36,200	1,253,606
Allegion PLC	15,231	1,498,121
Allison Transmission Holdings, Inc.	53,280	2,686,378
AMETEK, Inc.	23,562	3,316,823
Boeing Co. *	101,423	18,947,845
SECURITY	NUMBER OF SHARES	VALUE ($)
Boise Cascade Co.	23,602	2,212,688
Carlisle Cos., Inc.	11,209	2,848,095
Carrier Global Corp.	171,552	8,176,168
Caterpillar, Inc.	104,667	23,659,975
Cummins, Inc.	49,505	10,707,931
Curtiss-Wright Corp.	8,245	1,639,188
Deere & Co.	38,086	13,915,101
Donaldson Co., Inc.	25,922	1,494,663
Dover Corp.	27,743	3,605,203
Eaton Corp. PLC	78,981	16,420,940
EMCOR Group, Inc.	15,874	3,280,362
Emerson Electric Co.	136,832	12,173,943
Fastenal Co.	85,003	4,959,075
Flowserve Corp.	40,013	1,469,277
Fluor Corp. *	51,796	1,724,289
Fortive Corp.	35,836	2,339,374
Fortune Brands Innovations, Inc.	44,744	2,496,715
General Dynamics Corp.	67,334	16,248,368
General Electric Co.	193,889	21,062,162
Graco, Inc.	20,115	1,495,550
Hexcel Corp.	20,300	1,256,976
Honeywell International, Inc.	136,514	25,017,556
Howmet Aerospace, Inc.	72,934	3,216,389
Hubbell, Inc., Class B	8,427	2,276,133
Huntington Ingalls Industries, Inc.	15,045	3,307,192
IDEX Corp.	8,679	1,661,247
Illinois Tool Works, Inc.	51,003	11,430,792
Ingersoll Rand, Inc.	27,435	1,664,756
ITT, Inc.	17,856	1,666,858
Johnson Controls International PLC	163,526	8,016,045
L3Harris Technologies, Inc.	51,517	9,242,665
Lennox International, Inc.	5,644	2,091,328
Lincoln Electric Holdings, Inc.	9,456	1,652,909
Lockheed Martin Corp.	49,884	22,679,262
Masco Corp.	67,321	3,506,751
MasTec, Inc. *	19,168	1,139,346
MDU Resources Group, Inc.	73,402	1,366,011
Middleby Corp. *	9,607	1,084,342
MSC Industrial Direct Co., Inc., Class A	17,281	1,637,375
Mueller Industries, Inc.	37,134	1,400,323
Nordson Corp.	6,600	1,403,094
Northrop Grumman Corp.	30,896	14,565,301
nVent Electric PLC	33,318	1,603,595
Oshkosh Corp.	32,138	2,819,467
Otis Worldwide Corp.	42,994	3,319,567
Owens Corning	34,706	3,934,619
PACCAR, Inc.	127,189	10,496,908
Parker-Hannifin Corp.	20,003	7,379,307
Pentair PLC	40,923	2,378,445
Quanta Services, Inc.	23,584	3,941,358
Regal Rexnord Corp.	14,002	1,657,977
Resideo Technologies, Inc. *	79,001	1,143,934
Rockwell Automation, Inc.	16,149	4,244,119
RTX Corp.	223,662	18,203,850
Sensata Technologies Holding PLC	42,531	1,355,888
Snap-on, Inc.	13,712	3,536,873
Spirit AeroSystems Holdings, Inc., Class A *	66,788	1,509,409
See financial notes
Schwab Fundamental Index Funds | Annual Report
23

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Stanley Black & Decker, Inc.	73,065	6,214,178
Textron, Inc.	64,974	4,938,024
Timken Co.	18,408	1,272,361
Toro Co.	15,426	1,247,038
Trane Technologies PLC	31,478	5,990,578
TransDigm Group, Inc. *	6,610	5,473,675
UFP Industries, Inc.	24,050	2,288,839
United Rentals, Inc.	16,973	6,895,621
Watsco, Inc.	6,653	2,321,165
WESCO International, Inc.	14,527	1,862,361
Westinghouse Air Brake Technologies Corp.	30,545	3,238,381
WW Grainger, Inc.	7,347	5,362,061
Xylem, Inc.	26,028	2,434,659
		450,700,546

Commercial & Professional Services 1.2%
ABM Industries, Inc.	35,357	1,390,944
ASGN, Inc. *	17,123	1,429,086
Automatic Data Processing, Inc.	43,057	9,395,899
Booz Allen Hamilton Holding Corp., Class A	23,974	2,875,202
Broadridge Financial Solutions, Inc.	16,143	2,754,642
CACI International, Inc., Class A *	6,124	1,988,830
Cintas Corp.	10,141	5,142,704
Concentrix Corp.	12,770	973,202
Copart, Inc. *	43,990	1,914,445
Equifax, Inc.	10,684	1,811,686
Genpact Ltd.	42,921	1,439,570
Jacobs Solutions, Inc.	33,381	4,449,687
KBR, Inc.	25,096	1,459,332
Leidos Holdings, Inc.	45,632	4,523,044
ManpowerGroup, Inc.	56,270	3,937,212
Maximus, Inc.	20,067	1,499,406
Paychex, Inc.	37,468	4,160,821
Republic Services, Inc., Class A	31,706	4,708,024
Robert Half, Inc.	39,979	2,989,230
Science Applications International Corp.	17,061	1,863,744
SS&C Technologies Holdings, Inc.	39,962	2,008,091
TransUnion	23,046	1,011,258
Veralto Corp. *	15,528	1,071,432
Verisk Analytics, Inc., Class A	14,030	3,189,861
Vestis Corp. *	36,487	557,886
Waste Management, Inc.	66,907	10,994,827
		79,540,065

Consumer Discretionary Distribution & Retail 4.2%
Academy Sports & Outdoors, Inc.	23,429	1,050,556
Advance Auto Parts, Inc.	32,964	1,715,117
Amazon.com, Inc. *	728,611	96,970,838
Asbury Automotive Group, Inc. *	7,490	1,433,361
AutoNation, Inc. *	25,399	3,303,902
AutoZone, Inc. *	1,522	3,770,192
Bath & Body Works, Inc.	70,829	2,100,080
Best Buy Co., Inc.	159,295	10,644,092
Big Lots, Inc. (a)	187,364	854,380
Burlington Stores, Inc. *	8,633	1,044,852
CarMax, Inc. *	68,443	4,181,183
Dick's Sporting Goods, Inc.	19,300	2,064,135
eBay, Inc.	256,657	10,068,654
Foot Locker, Inc.	83,255	1,747,522
Gap, Inc.	206,752	2,646,426
Genuine Parts Co.	28,376	3,656,531
Group 1 Automotive, Inc.	11,117	2,805,153
Home Depot, Inc.	174,613	49,710,575
Kohl's Corp.	277,055	6,247,590
SECURITY	NUMBER OF SHARES	VALUE ($)
Lithia Motors, Inc., Class A	13,680	3,313,433
LKQ Corp.	81,189	3,565,821
Lowe's Cos., Inc.	127,911	24,375,999
Macy's, Inc.	270,534	3,295,104
Murphy USA, Inc.	8,871	3,217,423
Nordstrom, Inc.	94,196	1,316,860
ODP Corp. *	43,472	1,952,762
O'Reilly Automotive, Inc. *	8,031	7,472,364
Penske Automotive Group, Inc.	11,657	1,667,883
Pool Corp.	4,432	1,399,493
Qurate Retail, Inc. *	3,421,273	1,507,755
Ross Stores, Inc.	48,166	5,585,811
TJX Cos., Inc.	179,228	15,784,610
Tractor Supply Co.	17,130	3,298,553
Ulta Beauty, Inc. *	5,515	2,102,925
Williams-Sonoma, Inc.	21,166	3,179,980
		289,051,915

Consumer Durables & Apparel 1.6%
Brunswick Corp.	27,537	1,912,995
Capri Holdings Ltd. *	45,321	2,319,529
Carter's, Inc.	22,422	1,505,862
Deckers Outdoor Corp. *	3,808	2,273,604
DR Horton, Inc.	96,768	10,102,579
Garmin Ltd.	22,443	2,301,081
Hanesbrands, Inc.	404,795	1,696,091
Hasbro, Inc.	40,283	1,818,777
KB Home	40,618	1,795,316
Leggett & Platt, Inc.	63,061	1,477,519
Lennar Corp., Class A	100,187	10,687,949
Lululemon Athletica, Inc. *	7,935	3,122,264
MDC Holdings, Inc.	33,880	1,285,746
Meritage Homes Corp.	17,327	1,975,625
Mohawk Industries, Inc. *	41,156	3,308,119
Newell Brands, Inc.	234,655	1,576,882
NIKE, Inc., Class B	166,637	17,125,284
NVR, Inc. *	811	4,389,635
Polaris, Inc.	19,381	1,674,906
PulteGroup, Inc.	108,593	7,991,359
PVH Corp.	43,988	3,270,508
Ralph Lauren Corp., Class A	16,308	1,835,139
Skechers USA, Inc., Class A *	35,150	1,694,933
Tapestry, Inc.	70,923	1,954,638
Taylor Morrison Home Corp., Class A *	53,332	2,043,682
Tempur Sealy International, Inc.	35,100	1,401,543
Toll Brothers, Inc.	45,650	3,227,911
Tri Pointe Homes, Inc. *	73,522	1,842,461
VF Corp.	213,123	3,139,302
Whirlpool Corp.	47,269	4,942,447
		105,693,686

Consumer Services 1.7%
Aramark	70,267	1,892,290
Booking Holdings, Inc. *	5,884	16,413,771
Carnival Corp. *	464,576	5,324,041
Chipotle Mexican Grill, Inc., Class A *	1,321	2,565,646
Darden Restaurants, Inc.	22,764	3,312,845
Domino's Pizza, Inc.	8,224	2,787,854
Expedia Group, Inc. *	20,384	1,942,391
H&R Block, Inc.	40,195	1,650,005
Hilton Worldwide Holdings, Inc.	26,741	4,052,064
Las Vegas Sands Corp.	78,067	3,705,060
Marriott International, Inc., Class A	32,123	6,057,113
McDonald's Corp.	100,863	26,443,253
MGM Resorts International *	112,118	3,915,160
Penn Entertainment, Inc. *	50,362	993,642
See financial notes
24
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Royal Caribbean Cruises Ltd. *	34,618	2,933,183
Service Corp. International	25,660	1,396,417
Starbucks Corp.	212,184	19,571,852
Travel & Leisure Co.	37,590	1,279,188
Vail Resorts, Inc.	6,047	1,283,476
Wynn Resorts Ltd.	16,250	1,426,425
Yum! Brands, Inc.	53,052	6,411,865
		115,357,541

Consumer Staples Distribution & Retail 3.4%
BJ's Wholesale Club Holdings, Inc. *	17,285	1,177,454
Casey's General Stores, Inc.	13,178	3,583,230
Costco Wholesale Corp.	76,059	42,018,034
Dollar General Corp.	56,156	6,684,810
Dollar Tree, Inc. *	44,873	4,984,942
Kroger Co.	464,248	21,062,932
Performance Food Group Co. *	55,209	3,188,872
SpartanNash Co.	61,913	1,392,423
Sprouts Farmers Market, Inc. *	48,966	2,057,551
Sysco Corp.	116,366	7,737,175
Target Corp.	197,887	21,923,901
U.S. Foods Holding Corp. *	117,527	4,576,501
United Natural Foods, Inc. *	65,196	950,558
Walgreens Boots Alliance, Inc.	897,987	18,929,566
Walmart, Inc.	552,967	90,360,338
		230,628,287

Energy 7.1%
Antero Resources Corp. *	55,601	1,636,894
APA Corp.	74,765	2,969,666
Baker Hughes Co., Class A	377,489	12,993,171
Cheniere Energy, Inc.	19,847	3,302,938
Chevron Corp.	567,184	82,655,724
CNX Resources Corp. *	75,514	1,640,164
ConocoPhillips	275,921	32,779,415
Delek U.S. Holdings, Inc.	49,079	1,293,232
Devon Energy Corp.	100,148	4,663,892
Diamondback Energy, Inc.	14,575	2,336,664
EOG Resources, Inc.	114,371	14,439,339
Equitrans Midstream Corp.	186,573	1,654,903
Exxon Mobil Corp.	1,220,872	129,229,301
Halliburton Co.	165,211	6,499,401
Helmerich & Payne, Inc.	38,909	1,539,629
Hess Corp.	21,138	3,052,327
HF Sinclair Corp.	81,010	4,486,334
Kinder Morgan, Inc.	741,774	12,016,739
Marathon Oil Corp.	202,313	5,525,168
Marathon Petroleum Corp.	209,252	31,649,365
Murphy Oil Corp.	43,183	1,937,621
NOV, Inc.	113,112	2,257,716
Occidental Petroleum Corp.	161,789	10,000,178
ONEOK, Inc.	116,406	7,589,671
Ovintiv, Inc.	73,717	3,538,416
PBF Energy, Inc., Class A	51,829	2,463,432
Peabody Energy Corp.	62,482	1,473,950
Phillips 66	263,731	30,083,795
Pioneer Natural Resources Co.	30,368	7,257,952
Schlumberger NV	241,843	13,460,981
Southwestern Energy Co. *	202,498	1,443,811
Targa Resources Corp.	39,489	3,301,675
TechnipFMC PLC	105,262	2,265,238
Valero Energy Corp.	226,088	28,713,176
Williams Cos., Inc.	280,745	9,657,628
World Kinect Corp.	253,385	4,687,623
		486,497,129

SECURITY	NUMBER OF SHARES	VALUE ($)
Equity Real Estate Investment Trusts (REITs) 1.7%
Alexandria Real Estate Equities, Inc.	17,091	1,591,685
American Tower Corp.	45,138	8,043,140
AvalonBay Communities, Inc.	20,718	3,433,801
Boston Properties, Inc.	54,637	2,926,904
Brixmor Property Group, Inc.	75,802	1,575,924
Camden Property Trust	13,764	1,168,288
Crown Castle, Inc.	63,915	5,942,817
Digital Realty Trust, Inc.	44,436	5,526,061
Equinix, Inc.	8,148	5,945,107
Equity Residential	63,003	3,485,956
Essex Property Trust, Inc.	9,840	2,104,973
Extra Space Storage, Inc.	19,486	2,018,555
Gaming & Leisure Properties, Inc.	30,784	1,397,286
Healthpeak Properties, Inc.	106,395	1,654,442
Host Hotels & Resorts, Inc.	212,378	3,287,611
Invitation Homes, Inc.	61,960	1,839,592
Iron Mountain, Inc.	63,387	3,744,270
Kimco Realty Corp.	87,633	1,572,136
Lamar Advertising Co., Class A	16,296	1,340,672
Medical Properties Trust, Inc.	162,526	776,874
Mid-America Apartment Communities, Inc.	15,596	1,842,667
Omega Healthcare Investors, Inc.	47,449	1,570,562
Park Hotels & Resorts, Inc.	159,721	1,841,583
Prologis, Inc.	49,384	4,975,438
Public Storage	13,209	3,153,120
Realty Income Corp.	37,892	1,795,323
Regency Centers Corp.	26,952	1,624,128
SBA Communications Corp., Class A	5,678	1,184,601
Service Properties Trust	199,479	1,446,223
Simon Property Group, Inc.	63,173	6,942,081
SL Green Realty Corp. (a)	52,375	1,534,064
Sun Communities, Inc.	12,722	1,415,195
UDR, Inc.	40,367	1,284,074
Ventas, Inc.	119,871	5,089,723
VICI Properties, Inc., Class A	43,492	1,213,427
Vornado Realty Trust	116,903	2,244,538
Welltower, Inc.	84,687	7,080,680
Weyerhaeuser Co.	224,659	6,445,467
WP Carey, Inc.	22,523	1,208,359
		113,267,347

Financial Services 7.7%
Affiliated Managers Group, Inc.	15,672	1,923,895
AGNC Investment Corp.	162,642	1,200,298
Ally Financial, Inc.	291,900	7,061,061
American Express Co.	141,038	20,595,779
Ameriprise Financial, Inc.	25,594	8,051,105
Annaly Capital Management, Inc.	102,609	1,601,726
Apollo Global Management, Inc.	27,782	2,151,438
Bank of New York Mellon Corp.	339,088	14,411,240
Berkshire Hathaway, Inc., Class A *	89	46,086,425
Berkshire Hathaway, Inc., Class B *	333,797	113,934,930
BlackRock, Inc.	24,104	14,758,397
Blackstone, Inc.	67,731	6,254,958
Bread Financial Holdings, Inc.	87,982	2,378,153
Capital One Financial Corp.	252,032	25,528,321
Carlyle Group, Inc.	47,773	1,315,668
Cboe Global Markets, Inc.	10,968	1,797,545
Charles Schwab Corp. (b)	113,200	5,890,928
Chimera Investment Corp.	234,445	1,125,336
CME Group, Inc.	33,435	7,137,035
Coinbase Global, Inc., Class A *	15,491	1,194,666
Discover Financial Services	134,147	11,010,786
Equitable Holdings, Inc.	94,148	2,501,512
See financial notes
Schwab Fundamental Index Funds | Annual Report
25

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Evercore, Inc., Class A	15,942	2,075,330
Fidelity National Information Services, Inc.	150,646	7,398,225
Fiserv, Inc. *	52,698	5,994,397
FleetCor Technologies, Inc. *	15,126	3,405,921
Franklin Resources, Inc.	163,032	3,715,499
Global Payments, Inc.	50,067	5,318,117
Goldman Sachs Group, Inc.	100,347	30,466,353
Intercontinental Exchange, Inc.	69,411	7,457,518
Invesco Ltd.	188,136	2,440,124
Jack Henry & Associates, Inc.	10,306	1,453,043
Janus Henderson Group PLC	68,386	1,577,665
Jefferies Financial Group, Inc.	79,703	2,564,843
KKR & Co., Inc.	91,438	5,065,665
Lazard Ltd., Class A	42,091	1,168,867
LPL Financial Holdings, Inc.	10,289	2,310,086
Mastercard, Inc., Class A	52,375	19,711,331
MGIC Investment Corp.	98,996	1,667,093
Moody's Corp.	14,368	4,425,344
Morgan Stanley	262,754	18,608,238
MSCI, Inc., Class A	3,931	1,853,663
Nasdaq, Inc.	35,453	1,758,469
Navient Corp.	132,512	2,108,266
NCR Atleos Corp. *	35,242	777,439
Northern Trust Corp.	60,413	3,981,821
OneMain Holdings, Inc.	90,605	3,255,438
PayPal Holdings, Inc. *	177,097	9,173,625
Radian Group, Inc.	58,221	1,475,320
Raymond James Financial, Inc.	27,097	2,586,138
Rithm Capital Corp.	210,990	1,968,537
S&P Global, Inc.	25,135	8,779,907
SEI Investments Co.	28,538	1,531,349
SLM Corp.	141,599	1,840,787
Starwood Property Trust, Inc.	84,020	1,491,355
State Street Corp.	92,151	5,955,719
Synchrony Financial	509,775	14,299,189
T Rowe Price Group, Inc.	81,883	7,410,411
Visa, Inc., Class A	111,534	26,221,643
Voya Financial, Inc.	29,710	1,983,737
Western Union Co.	248,673	2,807,518
		525,995,192

Food, Beverage & Tobacco 3.4%
Altria Group, Inc.	595,138	23,906,693
Archer-Daniels-Midland Co.	237,944	17,029,652
Bunge Ltd.	77,746	8,239,521
Campbell Soup Co.	51,645	2,086,974
Coca-Cola Co.	501,647	28,338,039
Coca-Cola Europacific Partners PLC	54,831	3,208,162
Conagra Brands, Inc.	146,230	4,000,853
Constellation Brands, Inc., Class A	24,472	5,730,119
Darling Ingredients, Inc. *	29,089	1,288,352
Flowers Foods, Inc.	57,508	1,261,150
General Mills, Inc.	127,156	8,295,657
Hershey Co.	14,423	2,702,149
Hormel Foods Corp.	71,260	2,319,513
Ingredion, Inc.	31,243	2,923,720
J M Smucker Co.	35,188	4,005,802
Kellanova	66,492	3,355,851
Keurig Dr Pepper, Inc.	157,489	4,776,641
Kraft Heinz Co.	234,886	7,389,514
Lamb Weston Holdings, Inc.	15,119	1,357,686
McCormick & Co., Inc. - Non Voting Shares	32,752	2,092,853
Molson Coors Beverage Co., Class B	78,497	4,534,772
Mondelez International, Inc., Class A	263,895	17,472,488
Monster Beverage Corp. *	66,718	3,409,290
SECURITY	NUMBER OF SHARES	VALUE ($)
PepsiCo, Inc.	204,778	33,436,152
Philip Morris International, Inc.	332,516	29,647,127
Post Holdings, Inc. *	18,519	1,486,705
Tyson Foods, Inc., Class A	239,253	11,089,377
WK Kellogg Co. *	16,152	161,843
		235,546,655

Health Care Equipment & Services 6.1%
Abbott Laboratories	215,744	20,398,595
Align Technology, Inc. *	6,933	1,279,762
Baxter International, Inc.	168,575	5,466,887
Becton Dickinson & Co.	36,476	9,220,403
Boston Scientific Corp. *	107,161	5,485,572
Cardinal Health, Inc.	84,790	7,715,890
Cencora, Inc.	12,054	2,231,798
Centene Corp. *	254,644	17,565,343
Chemed Corp.	2,619	1,473,580
Cigna Group	112,445	34,767,994
Cooper Cos., Inc.	5,080	1,583,690
CVS Health Corp.	766,412	52,890,092
DaVita, Inc. *	48,853	3,772,917
DENTSPLY SIRONA, Inc.	60,152	1,829,222
Edwards Lifesciences Corp. *	35,785	2,280,220
Elevance Health, Inc.	74,870	33,698,238
Encompass Health Corp.	25,056	1,567,503
HCA Healthcare, Inc.	54,368	12,294,780
Henry Schein, Inc. *	46,025	2,990,705
Hologic, Inc. *	38,544	2,550,457
Humana, Inc.	43,022	22,530,191
IDEXX Laboratories, Inc. *	4,032	1,610,663
Intuitive Surgical, Inc. *	16,258	4,263,173
Laboratory Corp. of America Holdings	29,034	5,798,961
McKesson Corp.	21,303	9,700,534
Medtronic PLC	340,812	24,047,695
Molina Healthcare, Inc. *	12,075	4,020,371
Owens & Minor, Inc. *	67,426	966,215
Patterson Cos., Inc.	45,088	1,373,381
Quest Diagnostics, Inc.	37,223	4,842,712
ResMed, Inc.	10,566	1,492,131
STERIS PLC	10,649	2,236,077
Stryker Corp.	32,722	8,842,139
Teleflex, Inc.	6,742	1,245,585
Tenet Healthcare Corp. *	53,005	2,846,369
UnitedHealth Group, Inc.	168,156	90,057,627
Universal Health Services, Inc., Class B	40,536	5,103,077
Zimmer Biomet Holdings, Inc.	35,445	3,700,812
		415,741,361

Household & Personal Products 1.3%
Church & Dwight Co., Inc.	38,079	3,462,904
Clorox Co.	20,121	2,368,242
Colgate-Palmolive Co.	140,201	10,531,899
Estee Lauder Cos., Inc., Class A	24,995	3,221,106
Kimberly-Clark Corp.	68,263	8,166,985
Procter & Gamble Co.	415,951	62,405,129
		90,156,265

Insurance 3.6%
Aflac, Inc.	188,341	14,711,316
Allstate Corp.	146,155	18,726,840
American Financial Group, Inc.	22,931	2,507,734
American International Group, Inc.	355,826	21,815,692
Aon PLC, Class A	29,640	9,170,616
Arch Capital Group Ltd. *	50,001	4,334,087
Arthur J Gallagher & Co.	16,087	3,788,328
See financial notes
26
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Assurant, Inc.	13,908	2,070,901
Assured Guaranty Ltd.	29,315	1,829,256
Brown & Brown, Inc.	23,834	1,654,556
Chubb Ltd.	89,694	19,250,126
Cincinnati Financial Corp.	41,669	4,153,149
CNO Financial Group, Inc.	109,721	2,543,333
Everest Group Ltd.	7,866	3,111,947
Fidelity National Financial, Inc.	100,393	3,924,362
First American Financial Corp.	52,564	2,703,892
Genworth Financial, Inc., Class A *	402,306	2,409,813
Globe Life, Inc.	23,776	2,766,575
Hanover Insurance Group, Inc.	13,976	1,638,127
Hartford Financial Services Group, Inc.	119,809	8,799,971
Kemper Corp.	28,866	1,151,176
Lincoln National Corp.	159,400	3,470,138
Loews Corp.	63,515	4,065,595
Markel Group, Inc. *	2,461	3,618,950
Marsh & McLennan Cos., Inc.	55,561	10,537,144
MetLife, Inc.	280,419	16,827,944
Old Republic International Corp.	119,632	3,275,524
Primerica, Inc.	9,023	1,724,837
Principal Financial Group, Inc.	71,624	4,847,512
Progressive Corp.	102,893	16,266,355
Prudential Financial, Inc.	181,819	16,625,529
Reinsurance Group of America, Inc.	20,258	3,027,963
RenaissanceRe Holdings Ltd.	7,313	1,605,862
Travelers Cos., Inc.	112,857	18,896,776
Unum Group	85,642	4,187,894
W R Berkley Corp.	36,825	2,482,742
Willis Towers Watson PLC	19,783	4,666,612
		249,189,174

Materials 3.5%
Air Products & Chemicals, Inc.	29,628	8,368,132
Albemarle Corp.	10,123	1,283,394
Alcoa Corp.	91,509	2,346,291
AptarGroup, Inc.	13,361	1,633,649
Avery Dennison Corp.	16,399	2,854,574
Axalta Coating Systems Ltd. *	55,907	1,466,441
Ball Corp.	77,869	3,749,392
Berry Global Group, Inc.	45,931	2,526,205
Celanese Corp., Class A	47,502	5,439,454
CF Industries Holdings, Inc.	45,407	3,622,570
Chemours Co.	72,218	1,741,176
Cleveland-Cliffs, Inc. *	122,894	2,062,161
Commercial Metals Co.	38,190	1,615,055
Corteva, Inc.	103,704	4,992,311
Crown Holdings, Inc.	31,479	2,537,207
Dow, Inc.	269,928	13,048,320
DuPont de Nemours, Inc.	181,230	13,208,042
Eagle Materials, Inc.	8,599	1,323,472
Eastman Chemical Co.	67,881	5,072,747
Ecolab, Inc.	38,421	6,444,739
FMC Corp.	20,248	1,077,194
Freeport-McMoRan, Inc.	244,338	8,253,738
Graphic Packaging Holding Co.	92,000	1,978,920
Huntsman Corp.	107,512	2,508,255
International Flavors & Fragrances, Inc.	41,063	2,806,656
International Paper Co.	254,166	8,573,019
Knife River Corp. *	17,743	892,828
Linde PLC	65,541	25,047,149
Louisiana-Pacific Corp.	30,487	1,563,373
LyondellBasell Industries NV, Class A	133,352	12,033,684
Martin Marietta Materials, Inc.	8,088	3,307,507
Mosaic Co.	105,458	3,425,276
Newmont Corp.	311,049	11,655,006
Nucor Corp.	91,154	13,471,650
SECURITY	NUMBER OF SHARES	VALUE ($)
O-I Glass, Inc. *	86,942	1,343,254
Olin Corp.	39,069	1,669,028
Packaging Corp. of America	29,409	4,501,047
PPG Industries, Inc.	57,851	7,102,367
Reliance Steel & Aluminum Co.	23,949	6,092,147
RPM International, Inc.	25,535	2,330,579
Sealed Air Corp.	54,527	1,678,886
Sherwin-Williams Co.	22,352	5,324,470
Sonoco Products Co.	38,115	1,974,738
Steel Dynamics, Inc.	58,977	6,281,640
U.S. Steel Corp.	176,594	5,984,771
Vulcan Materials Co.	16,573	3,256,429
Warrior Met Coal, Inc.	39,068	1,903,784
Westrock Co.	224,758	8,075,555
		239,448,282

Media & Entertainment 7.1%
Alphabet, Inc., Class A *	701,413	87,031,325
Alphabet, Inc., Class C *	632,630	79,268,539
Charter Communications, Inc., Class A *	70,202	28,277,365
Comcast Corp., Class A	1,632,394	67,401,548
DISH Network Corp., Class A *	329,324	1,613,688
Electronic Arts, Inc.	48,766	6,036,743
Fox Corp., Class A	167,843	5,100,749
Interpublic Group of Cos., Inc.	90,604	2,573,154
Liberty Media Corp.-Liberty Live, Class C *	41,084	1,309,347
Liberty Media Corp.-Liberty SiriusXM, Class C *	158,569	3,892,869
Meta Platforms, Inc., Class A *	471,640	142,090,983
Netflix, Inc. *	19,272	7,934,090
News Corp., Class A	147,207	3,044,241
Nexstar Media Group, Inc., Class A	12,824	1,796,386
Omnicom Group, Inc.	66,298	4,966,383
Paramount Global, Class B	572,494	6,228,735
Take-Two Interactive Software, Inc. *	16,207	2,167,686
TEGNA, Inc.	87,847	1,274,660
Walt Disney Co. *	372,443	30,387,624
Warner Bros Discovery, Inc. *	478,619	4,757,473
		487,153,588

Pharmaceuticals, Biotechnology & Life Sciences 5.5%
AbbVie, Inc.	234,686	33,132,970
Agilent Technologies, Inc.	32,189	3,327,377
Amgen, Inc.	132,126	33,784,618
Avantor, Inc. *	60,529	1,055,020
Biogen, Inc. *	38,352	9,110,134
Bristol-Myers Squibb Co.	394,560	20,331,677
Catalent, Inc. *	27,690	952,259
Danaher Corp.	46,363	8,902,623
Eli Lilly & Co.	32,820	18,179,983
Fortrea Holdings, Inc. *	28,860	819,624
Gilead Sciences, Inc.	344,691	27,072,031
ICON PLC, ADR *	6,924	1,689,179
Illumina, Inc. *	13,332	1,458,787
IQVIA Holdings, Inc. *	30,156	5,453,110
Jazz Pharmaceuticals PLC *	12,579	1,597,785
Johnson & Johnson	474,358	70,366,266
Merck & Co., Inc.	380,299	39,056,707
Mettler-Toledo International, Inc. *	1,864	1,836,413
Moderna, Inc. *	17,268	1,311,677
Organon & Co.	167,859	2,482,635
Perrigo Co. PLC	71,564	1,978,029
Pfizer, Inc.	1,522,136	46,516,476
Regeneron Pharmaceuticals, Inc. *	11,027	8,599,847
Revvity, Inc.	15,223	1,261,226
See financial notes
Schwab Fundamental Index Funds | Annual Report
27

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Thermo Fisher Scientific, Inc.	34,769	15,464,208
United Therapeutics Corp. *	5,890	1,312,645
Vertex Pharmaceuticals, Inc. *	12,168	4,406,154
Viatris, Inc.	625,393	5,565,998
Waters Corp. *	9,353	2,230,971
West Pharmaceutical Services, Inc.	4,643	1,477,820
Zoetis, Inc.	34,287	5,383,059
		376,117,308

Real Estate Management & Development 0.2%
Anywhere Real Estate, Inc. *	268,579	1,254,264
CBRE Group, Inc., Class A *	83,268	5,773,803
DigitalBridge Group, Inc.	125,117	1,983,104
Jones Lang LaSalle, Inc. *	28,814	3,685,887
		12,697,058

Semiconductors & Semiconductor Equipment 4.6%
Advanced Micro Devices, Inc. *	64,379	6,341,331
Analog Devices, Inc.	43,022	6,768,651
Applied Materials, Inc.	139,463	18,457,928
Broadcom, Inc.	43,170	36,321,943
First Solar, Inc. *	8,477	1,207,549
Intel Corp.	3,041,539	111,016,173
KLA Corp.	12,414	5,830,856
Lam Research Corp.	20,259	11,916,749
Marvell Technology, Inc.	47,820	2,258,060
Microchip Technology, Inc.	51,917	3,701,163
Micron Technology, Inc.	403,136	26,957,704
MKS Instruments, Inc.	15,157	995,209
NVIDIA Corp.	48,419	19,745,268
NXP Semiconductors NV	40,553	6,992,554
ON Semiconductor Corp. *	35,629	2,231,801
Qorvo, Inc. *	37,221	3,253,860
QUALCOMM, Inc.	249,236	27,164,232
Skyworks Solutions, Inc.	42,214	3,661,642
Teradyne, Inc.	27,879	2,321,484
Texas Instruments, Inc.	139,071	19,749,473
		316,893,630

Software & Services 5.7%
Accenture PLC, Class A	81,581	24,236,899
Adobe, Inc. *	34,100	18,143,246
Akamai Technologies, Inc. *	31,442	3,248,902
Amdocs Ltd.	35,821	2,871,411
ANSYS, Inc. *	5,303	1,475,613
Autodesk, Inc. *	9,016	1,781,832
Cadence Design Systems, Inc. *	11,110	2,664,734
Check Point Software Technologies Ltd. *	18,885	2,535,311
Cognizant Technology Solutions Corp., Class A	209,741	13,522,002
DXC Technology Co. *	166,919	3,366,756
Fortinet, Inc. *	24,000	1,372,080
Gartner, Inc. *	5,164	1,714,655
Gen Digital, Inc.	127,327	2,121,268
International Business Machines Corp.	286,564	41,448,617
Intuit, Inc.	16,065	7,951,372
Kyndryl Holdings, Inc. *	334,366	4,891,775
Microsoft Corp.	584,847	197,742,619
NCR Voyix Corp. *	70,484	1,077,700
Oracle Corp.	297,996	30,812,786
Palo Alto Networks, Inc. *	9,447	2,295,810
Roper Technologies, Inc.	8,630	4,216,359
Salesforce, Inc. *	44,704	8,977,904
Synopsys, Inc. *	5,858	2,749,980
VeriSign, Inc. *	6,779	1,353,495
SECURITY	NUMBER OF SHARES	VALUE ($)
VMware, Inc., Class A *	41,594	6,058,166
		388,631,292

Technology Hardware & Equipment 7.2%
Amphenol Corp., Class A	63,804	5,139,412
Apple, Inc.	1,784,316	304,707,643
Arista Networks, Inc. *	10,206	2,044,976
Arrow Electronics, Inc. *	53,496	6,066,981
Avnet, Inc.	128,243	5,941,498
CDW Corp.	23,109	4,631,044
Ciena Corp. *	38,467	1,623,307
Cisco Systems, Inc.	1,251,713	65,251,799
Corning, Inc.	272,640	7,295,846
F5, Inc. *	14,085	2,135,145
Flex Ltd. *	186,165	4,788,164
Hewlett Packard Enterprise Co.	933,474	14,356,830
HP, Inc.	472,693	12,446,007
Insight Enterprises, Inc. *	11,773	1,687,071
Jabil, Inc.	49,530	6,082,284
Juniper Networks, Inc.	128,016	3,446,191
Keysight Technologies, Inc. *	13,270	1,619,604
Motorola Solutions, Inc.	13,776	3,836,065
NetApp, Inc.	67,725	4,929,026
Sanmina Corp. *	38,453	1,956,104
Seagate Technology Holdings PLC	98,431	6,717,916
TD SYNNEX Corp.	13,318	1,220,994
TE Connectivity Ltd.	61,886	7,293,265
Teledyne Technologies, Inc. *	3,977	1,489,744
Trimble, Inc. *	34,532	1,627,493
Vishay Intertechnology, Inc.	57,650	1,282,136
Western Digital Corp. *	223,265	8,964,090
Xerox Holdings Corp.	168,812	2,167,546
Zebra Technologies Corp., Class A *	7,463	1,562,976
		492,311,157

Telecommunication Services 3.1%
AT&T, Inc.	5,725,692	88,175,657
Liberty Global PLC, Class C *	374,903	6,358,355
Lumen Technologies, Inc. *	4,639,655	6,773,896
Telephone & Data Systems, Inc.	191,320	3,480,111
T-Mobile U.S., Inc. *	93,855	13,501,980
Verizon Communications, Inc.	2,573,655	90,412,500
		208,702,499

Transportation 2.0%
Avis Budget Group, Inc. *	12,723	2,071,304
CH Robinson Worldwide, Inc.	51,870	4,244,522
CSX Corp.	545,857	16,293,832
Delta Air Lines, Inc.	51,549	1,610,906
Expeditors International of Washington, Inc.	41,881	4,575,499
FedEx Corp.	103,668	24,890,687
GXO Logistics, Inc. *	30,718	1,551,566
JB Hunt Transport Services, Inc.	18,530	3,184,751
Knight-Swift Transportation Holdings, Inc.	50,569	2,472,318
Landstar System, Inc.	10,365	1,707,945
Norfolk Southern Corp.	64,961	12,393,909
Old Dominion Freight Line, Inc.	9,804	3,692,775
Ryder System, Inc.	40,696	3,969,488
Southwest Airlines Co.	64,573	1,435,458
Uber Technologies, Inc. *	56,362	2,439,347
Union Pacific Corp.	147,278	30,576,386
United Airlines Holdings, Inc. *	34,071	1,192,826
United Parcel Service, Inc., Class B	119,096	16,822,310
See financial notes
28
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Werner Enterprises, Inc.	33,218	1,206,478
ZIM Integrated Shipping Services Ltd. (a)	103,191	798,698
		137,131,005

Utilities 3.3%
AES Corp.	246,701	3,675,845
Alliant Energy Corp.	55,717	2,718,432
Ameren Corp.	59,460	4,501,717
American Electric Power Co., Inc.	138,140	10,435,096
American Water Works Co., Inc.	24,578	2,891,602
Atmos Energy Corp.	22,789	2,453,464
Black Hills Corp.	21,511	1,040,057
CenterPoint Energy, Inc.	164,632	4,425,308
CMS Energy Corp.	74,465	4,046,428
Consolidated Edison, Inc.	104,726	9,193,896
Constellation Energy Corp.	41,387	4,673,420
Dominion Energy, Inc.	255,817	10,314,541
DTE Energy Co.	54,641	5,266,300
Duke Energy Corp.	237,178	21,082,752
Edison International	107,488	6,778,193
Entergy Corp.	66,855	6,390,670
Evergy, Inc.	93,840	4,611,298
Eversource Energy	89,656	4,822,596
Exelon Corp.	356,661	13,888,379
FirstEnergy Corp.	195,177	6,948,301
National Fuel Gas Co.	24,149	1,230,392
NextEra Energy, Inc.	250,597	14,609,805
NiSource, Inc.	109,063	2,744,025
NRG Energy, Inc.	126,161	5,346,703
OGE Energy Corp.	58,926	2,015,269
PG&E Corp. *	127,931	2,085,275
Pinnacle West Capital Corp.	40,695	3,018,755
Portland General Electric Co.	29,844	1,194,357
PPL Corp.	306,451	7,529,501
Public Service Enterprise Group, Inc.	126,172	7,778,504
Sempra	114,588	8,024,598
Southern Co.	276,530	18,610,469
Southwest Gas Holdings, Inc.	24,002	1,406,757
UGI Corp.	115,111	2,394,309
Vistra Corp.	195,102	6,383,737
WEC Energy Group, Inc.	67,529	5,496,185
Xcel Energy, Inc.	133,348	7,903,536
		227,930,472
Total Common Stocks (Cost $4,456,023,704)		6,797,172,575

SECURITY	NUMBER OF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.4% OF NET ASSETS

Money Market Funds 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)	26,233,216	26,233,216
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)(d)	2,446,275	2,446,275
		28,679,491
Total Short-Term Investments (Cost $28,679,491)		28,679,491
Total Investments in Securities (Cost $4,484,703,195)		6,825,852,066

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/15/23	169	35,593,513	(1,105,772)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $2,345,929.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2023:
SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.1% OF NET ASSETS

Financial Services 0.1%
Charles Schwab Corp.	$6,547,679	$1,918,370	($90,863 )	($31,406 )	($2,452,852 )	$5,890,928	113,200	$87,198
See financial notes
Schwab Fundamental Index Funds | Annual Report
29

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$6,797,172,575	$—	$—	$6,797,172,575
Short-Term Investments[1]	28,679,491	—	—	28,679,491
Liabilities
Futures Contracts[2]	(1,105,772)	—	—	(1,105,772)
Total	$6,824,746,294	$—	$—	$6,824,746,294

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
30
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $4,122,487)		$5,890,928
Investments in securities, at value - unaffiliated (cost $4,480,580,708) including securities on loan of $2,345,929		6,819,961,138
Deposit with broker for futures contracts		3,371,200
Receivables:
Dividends		8,505,129
Fund shares sold		6,966,410
Variation margin on future contracts		241,935
Income from securities on loan	+	7,549
Total assets		6,844,944,289

Liabilities
Collateral held for securities on loan		2,446,275
Payables:
Fund shares redeemed		5,114,891
Investment adviser fees	+	1,414,491
Total liabilities		8,975,657
Net assets		$6,835,968,632

Net Assets by Source
Capital received from investors		$4,561,692,820
Total distributable earnings	+	2,274,275,812
Net assets		$6,835,968,632

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$6,835,968,632		315,147,371		$21.69

See financial notes
Schwab Fundamental Index Funds | Annual Report
31

Schwab Fundamental US Large Company Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $66,860)		$156,399,093
Interest received from securities - unaffiliated		148,147
Dividends received from securities - affiliated		87,198
Securities on loan, net	+	150,913
Total investment income		156,785,351

Expenses
Investment adviser fees		17,069,762
Proxy fees[1]	+	9,616
Total expenses	–	17,079,378
Net investment income		139,705,973

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(31,406)
Net realized losses on sales of securities - unaffiliated		(44,380,263)
Net realized gains on sales of in-kind redemptions - unaffiliated		375,737,666
Net realized gains on futures contracts	+	658,640
Net realized gains		331,984,637
Net change in unrealized appreciation (depreciation) on securities - affiliated		(2,452,852)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(185,601,203)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(1,541,493)
Net change in unrealized appreciation (depreciation)	+	(189,595,548)
Net realized and unrealized gains		142,389,089
Increase in net assets resulting from operations		$282,095,062

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
32
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$139,705,973	$131,737,756
Net realized gains		331,984,637	345,491,240
Net change in unrealized appreciation (depreciation)	+	(189,595,548)	(774,463,060)
Increase (decrease) in net assets resulting from operations		$282,095,062	($297,234,064 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($133,865,719 )	($324,469,338 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		85,365,922	$1,869,192,647	97,191,423	$2,125,844,925
Shares reinvested		4,461,960	94,504,309	9,796,275	221,297,842
Shares redeemed	+	(79,488,125)	(1,736,335,999)	(96,242,413)	(2,085,588,810)
Net transactions in fund shares		10,339,757	$227,360,957	10,745,285	$261,553,957

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		304,807,614	$6,460,378,332	294,062,329	$6,820,527,777
Total increase (decrease)	+	10,339,757	375,590,300	10,745,285	(360,149,445)
End of period		315,147,371	$6,835,968,632	304,807,614	$6,460,378,332
See financial notes
Schwab Fundamental Index Funds | Annual Report
33

Schwab Fundamental US Small Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$15.22	$19.32	$11.97	$13.85	$14.68
Income (loss) from investment operations:
Net investment income (loss)[1]	0.23	0.22	0.18	0.17	0.20
Net realized and unrealized gains (losses)	(0.67)	(2.17)	7.38	(1.53)	0.32
Total from investment operations	(0.44)	(1.95)	7.56	(1.36)	0.52
Less distributions:
Distributions from net investment income	(0.17)	(0.24)	(0.21)	(0.20)	(0.22)
Distributions from net realized gains	(0.81)	(1.91)	—	(0.32)	(1.13)
Total distributions	(0.98)	(2.15)	(0.21)	(0.52)	(1.35)
Net asset value at end of period	$13.80	$15.22	$19.32	$11.97	$13.85
Total return	(3.04%)	(11.37%)	63.73%	(10.42%)	5.61%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%[2]	0.25%	0.25%	0.25%
Net investment income (loss)	1.56%	1.35%	1.02%	1.43%	1.50%
Portfolio turnover rate	22%[3]	35%[3]	36%[3]	28%	34%
Net assets, end of period (x 1,000,000)	$1,524	$1,631	$1,945	$1,394	$1,908

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Portfolio turnover rate excludes in-kind transactions.
See financial notes
34
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.7% OF NET ASSETS

Automobiles & Components 1.4%
American Axle & Manufacturing Holdings, Inc. *	330,584	2,231,442
Cooper-Standard Holdings, Inc. *	183,078	2,273,829
Dorman Products, Inc. *	19,183	1,192,799
Fox Factory Holding Corp. *	10,905	888,430
Gentherm, Inc. *	25,575	1,028,627
LCI Industries	27,315	2,963,404
Modine Manufacturing Co. *	51,636	2,039,622
Patrick Industries, Inc.	29,099	2,186,790
Standard Motor Products, Inc.	38,786	1,354,795
Stoneridge, Inc. *	41,060	668,046
Visteon Corp. *	22,488	2,589,043
Winnebago Industries, Inc.	40,025	2,319,449
		21,736,276

Banks 7.6%
1st Source Corp.	12,397	565,551
Ameris Bancorp	33,450	1,247,685
Associated Banc-Corp.	152,478	2,471,668
Axos Financial, Inc. *	30,194	1,087,890
BancFirst Corp.	5,174	419,663
Bank of Hawaii Corp. (a)	35,137	1,735,416
Bank of NT Butterfield & Son Ltd.	45,250	1,143,015
Bank OZK	73,375	2,627,559
BankUnited, Inc.	128,582	2,804,373
Banner Corp.	28,794	1,215,395
BOK Financial Corp.	18,701	1,225,289
Brookline Bancorp, Inc.	65,806	535,661
Cadence Bank	105,551	2,235,570
Capitol Federal Financial, Inc.	159,431	829,041
Cathay General Bancorp	56,508	1,916,186
Central Pacific Financial Corp.	35,386	558,391
City Holding Co.	7,073	642,087
Columbia Banking System, Inc.	152,980	3,009,117
Commerce Bancshares, Inc.	50,604	2,219,491
Community Bank System, Inc.	28,005	1,118,800
ConnectOne Bancorp, Inc.	22,083	359,732
Cullen/Frost Bankers, Inc.	27,058	2,462,007
Customers Bancorp, Inc. *	26,450	1,063,554
CVB Financial Corp.	80,811	1,262,268
Eagle Bancorp, Inc.	36,251	706,169
Eastern Bankshares, Inc.	54,387	598,801
Enterprise Financial Services Corp.	15,378	534,693
First BanCorp	101,350	1,353,022
First Bancorp/Southern Pines NC	16,323	473,693
First Busey Corp.	40,936	812,989
First Citizens BancShares, Inc., Class A	2,994	4,133,936
First Commonwealth Financial Corp.	65,332	795,744
First Financial Bancorp	71,347	1,319,919
First Financial Bankshares, Inc.	36,736	883,501
First Hawaiian, Inc.	137,672	2,468,459
First Interstate BancSystem, Inc., Class A	49,624	1,144,826
SECURITY	NUMBER OF SHARES	VALUE ($)
First Merchants Corp.	35,870	979,610
FNB Corp.	260,078	2,780,234
Fulton Financial Corp.	132,558	1,721,928
Glacier Bancorp, Inc.	52,168	1,574,952
Hancock Whitney Corp.	63,215	2,176,492
Hanmi Financial Corp.	30,378	445,949
Heartland Financial USA, Inc.	27,992	766,981
Heritage Financial Corp.	26,929	438,135
Hilltop Holdings, Inc.	62,022	1,713,048
HomeStreet, Inc.	62,246	300,648
Hope Bancorp, Inc.	155,213	1,359,666
Independent Bank Corp.	18,329	894,455
Independent Bank Group, Inc.	22,280	787,598
International Bancshares Corp.	32,585	1,428,201
Kearny Financial Corp.	74,901	519,813
Lakeland Bancorp, Inc.	27,124	305,959
Lakeland Financial Corp.	10,396	512,003
NBT Bancorp, Inc.	26,958	902,284
Northwest Bancshares, Inc.	95,741	997,621
OceanFirst Financial Corp.	36,712	464,774
OFG Bancorp	33,359	988,094
Old National Bancorp	150,733	2,065,042
Pacific Premier Bancorp, Inc.	54,901	1,043,119
PacWest Bancorp	293,012	2,074,525
Park National Corp.	8,746	886,757
Pathward Financial, Inc.	16,716	757,068
Pinnacle Financial Partners, Inc.	35,480	2,212,533
Premier Financial Corp.	23,513	407,951
Prosperity Bancshares, Inc.	48,755	2,659,098
Provident Financial Services, Inc.	58,940	828,107
Renasant Corp.	40,196	980,380
S&T Bancorp, Inc.	27,801	716,154
Sandy Spring Bancorp, Inc.	39,092	799,431
Simmons First National Corp., Class A	105,294	1,496,228
Southside Bancshares, Inc.	23,348	623,392
SouthState Corp.	30,154	1,993,179
Texas Capital Bancshares, Inc. *	31,075	1,710,989
Tompkins Financial Corp.	10,172	509,414
Towne Bank	43,573	1,043,138
TriCo Bancshares	15,295	494,793
Trustmark Corp.	59,123	1,188,964
UMB Financial Corp.	27,612	1,731,825
United Bankshares, Inc.	78,281	2,226,312
United Community Banks, Inc.	47,490	1,049,054
Valley National Bancorp	283,010	2,201,818
Veritex Holdings, Inc.	28,641	493,198
WaFd, Inc.	77,851	1,921,363
Washington Trust Bancorp, Inc.	17,685	410,115
Webster Financial Corp.	63,888	2,425,827
WesBanco, Inc.	50,880	1,240,963
Westamerica BanCorp	13,832	653,424
Western Alliance Bancorp	51,402	2,112,622
Wintrust Financial Corp.	34,452	2,573,220
WSFS Financial Corp.	26,142	925,427
		116,495,036

See financial notes
Schwab Fundamental Index Funds | Annual Report
35

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Capital Goods 11.9%
AAON, Inc.	15,426	840,409
AAR Corp. *	40,029	2,376,121
Advanced Drainage Systems, Inc.	15,343	1,639,093
Alamo Group, Inc.	7,196	1,153,519
Albany International Corp., Class A	18,083	1,475,754
American Woodmark Corp. *	33,430	2,247,499
API Group Corp. *	86,714	2,243,291
Apogee Enterprises, Inc.	38,470	1,651,132
Applied Industrial Technologies, Inc.	22,438	3,444,457
Arcosa, Inc.	41,558	2,870,411
Argan, Inc.	17,838	815,910
Armstrong World Industries, Inc.	35,916	2,725,665
Astec Industries, Inc.	34,290	1,372,972
Atkore, Inc. *	16,440	2,043,163
AZEK Co., Inc., Class A *	36,624	959,549
AZZ, Inc.	36,416	1,721,384
Barnes Group, Inc.	63,191	1,313,741
Beacon Roofing Supply, Inc. *	50,434	3,589,388
BWX Technologies, Inc.	50,097	3,721,205
Columbus McKinnon Corp.	26,296	803,869
Comfort Systems USA, Inc.	16,368	2,976,521
Construction Partners, Inc., Class A *	21,008	807,758
Core & Main, Inc., Class A *	31,624	951,250
Crane Co.	28,700	2,793,371
CSW Industrials, Inc.	4,618	818,587
Douglas Dynamics, Inc.	19,476	472,877
Ducommun, Inc. *	10,048	480,696
DXP Enterprises, Inc. *	26,167	853,044
Dycom Industries, Inc. *	33,867	2,884,791
Encore Wire Corp.	15,501	2,772,044
Enerpac Tool Group Corp., Class A	26,199	741,432
EnerSys	39,648	3,393,076
EnPro Industries, Inc.	12,984	1,442,003
Esab Corp.	30,473	1,928,941
ESCO Technologies, Inc.	12,539	1,219,042
Federal Signal Corp.	31,362	1,820,251
Franklin Electric Co., Inc.	22,989	1,993,606
FTAI Aviation Ltd.	40,084	1,507,559
Gates Industrial Corp. PLC *	122,950	1,342,614
GATX Corp.	33,377	3,490,567
Generac Holdings, Inc. *	29,565	2,485,530
Gibraltar Industries, Inc. *	25,523	1,553,330
GMS, Inc. *	44,092	2,578,500
Gorman-Rupp Co.	26,026	769,068
GrafTech International Ltd.	585,896	2,021,341
Granite Construction, Inc.	66,437	2,689,370
Great Lakes Dredge & Dock Corp. *	107,648	818,125
Greenbrier Cos., Inc.	82,103	2,839,943
Griffon Corp.	36,329	1,450,980
H&E Equipment Services, Inc.	38,670	1,574,642
HEICO Corp.	18,931	2,998,860
Herc Holdings, Inc.	20,577	2,197,418
Hillenbrand, Inc.	51,395	1,954,552
Hillman Solutions Corp. *	81,140	532,278
JELD-WEN Holding, Inc. *	258,285	2,926,369
John Bean Technologies Corp.	17,721	1,843,338
Kadant, Inc.	4,738	1,042,360
Kaman Corp.	62,801	1,168,727
Kennametal, Inc.	106,744	2,466,854
Kratos Defense & Security Solutions, Inc. *	62,308	1,062,351
Lindsay Corp.	5,106	637,842
Manitowoc Co., Inc. *	90,723	1,161,254
Masonite International Corp. *	30,334	2,400,633
McGrath RentCorp	14,595	1,468,257
Mercury Systems, Inc. *	23,025	828,440
SECURITY	NUMBER OF SHARES	VALUE ($)
Moog, Inc., Class A	27,949	3,243,481
MRC Global, Inc. *	158,621	1,667,107
Mueller Water Products, Inc., Class A	118,564	1,466,637
MYR Group, Inc. *	14,351	1,662,276
National Presto Industries, Inc.	8,985	671,629
NOW, Inc. *	217,415	2,395,913
PGT Innovations, Inc. *	37,798	1,131,672
Primoris Services Corp.	97,370	2,926,942
Proto Labs, Inc. *	33,804	798,112
Quanex Building Products Corp.	46,246	1,241,705
RBC Bearings, Inc. *	5,504	1,209,999
REV Group, Inc.	71,488	1,017,989
Rush Enterprises, Inc., Class A	96,142	3,420,732
Shyft Group, Inc.	38,336	420,929
Simpson Manufacturing Co., Inc.	22,974	3,059,677
SiteOne Landscape Supply, Inc. *	16,999	2,341,952
SPX Technologies, Inc. *	14,840	1,188,981
Standex International Corp.	8,096	1,162,343
Sterling Infrastructure, Inc. *	17,557	1,279,027
Tennant Co.	15,633	1,160,281
Terex Corp.	63,615	2,913,567
Textainer Group Holdings Ltd.	34,557	1,697,440
Titan Machinery, Inc. *	28,293	702,798
TPI Composites, Inc. *(a)	75,633	174,712
Trex Co., Inc. *	35,192	1,978,142
Trinity Industries, Inc.	107,510	2,239,433
Tutor Perini Corp. *	319,801	2,305,765
Valmont Industries, Inc.	11,580	2,280,218
Veritiv Corp.	24,643	4,174,771
Vertiv Holdings Co., Class A	62,904	2,470,240
Wabash National Corp.	74,309	1,537,453
Watts Water Technologies, Inc., Class A	12,880	2,228,369
WillScot Mobile Mini Holdings Corp. *	34,438	1,357,202
Woodward, Inc.	32,784	4,088,165
Zurn Elkay Water Solutions Corp.	35,634	942,876
		181,727,459

Commercial & Professional Services 5.8%
ACCO Brands Corp.	323,737	1,638,109
Barrett Business Services, Inc.	6,386	584,064
BrightView Holdings, Inc. *	147,590	994,757
Brink's Co.	33,135	2,215,406
Casella Waste Systems, Inc., Class A *	9,464	714,059
CBIZ, Inc. *	23,140	1,202,354
Ceridian HCM Holding, Inc. *	9,306	595,677
Cimpress PLC *	34,846	2,079,261
Clarivate PLC *	142,419	908,633
Clean Harbors, Inc. *	24,977	3,838,216
Conduent, Inc. *	456,620	1,456,618
CoreCivic, Inc. *	332,449	4,222,102
CRA International, Inc.	3,826	371,543
CSG Systems International, Inc.	25,230	1,182,278
Deluxe Corp.	145,279	2,477,007
Dun & Bradstreet Holdings, Inc.	135,690	1,188,644
Ennis, Inc.	29,899	638,643
Enviri Corp. *	195,041	1,119,535
ExlService Holdings, Inc. *	49,826	1,300,957
Exponent, Inc.	10,813	792,485
FTI Consulting, Inc. *	20,968	4,450,668
GEO Group, Inc. *	383,481	3,351,624
Healthcare Services Group, Inc.	180,075	1,710,712
Heidrick & Struggles International, Inc.	21,214	516,349
HNI Corp.	85,052	2,950,454
Huron Consulting Group, Inc. *	9,911	984,757
ICF International, Inc.	13,359	1,692,986
Insperity, Inc.	15,037	1,591,516
Interface, Inc., Class A	121,810	1,082,891
See financial notes
36
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Kelly Services, Inc., Class A	201,165	3,590,795
Kforce, Inc.	24,410	1,489,986
Korn Ferry	53,153	2,419,525
Matthews International Corp., Class A	38,982	1,381,522
MillerKnoll, Inc.	133,647	3,140,704
MSA Safety, Inc.	11,842	1,869,615
NV5 Global, Inc. *	4,318	407,403
OPENLANE, Inc. *	168,414	2,261,800
Parsons Corp. *	23,063	1,304,213
Paycom Software, Inc.	4,843	1,186,390
Pitney Bowes, Inc.	584,562	1,888,135
Resources Connection, Inc.	55,380	745,969
Rollins, Inc.	49,479	1,860,905
SP Plus Corp. *	17,417	880,081
Steelcase, Inc., Class A	318,620	3,476,144
Stericycle, Inc. *	59,932	2,471,596
Tetra Tech, Inc.	21,300	3,214,383
TriNet Group, Inc. *	21,758	2,235,634
TrueBlue, Inc. *	113,967	1,261,615
TTEC Holdings, Inc.	18,972	390,444
UniFirst Corp.	15,187	2,497,198
Verra Mobility Corp., Class A *	41,185	814,227
		88,640,589

Consumer Discretionary Distribution & Retail 4.9%
1-800-Flowers.com, Inc., Class A *	71,267	535,215
Aaron's Co., Inc.	133,234	987,264
Abercrombie & Fitch Co., Class A *	116,545	7,088,267
American Eagle Outfitters, Inc.	273,936	4,785,662
America's Car-Mart, Inc. *	7,531	504,426
Arko Corp.	85,632	646,522
Big 5 Sporting Goods Corp. (a)	90,310	637,589
Boot Barn Holdings, Inc. *	13,864	963,548
Buckle, Inc.	37,290	1,259,283
Caleres, Inc.	40,949	1,047,475
Camping World Holdings, Inc., Class A	28,967	485,197
Chico's FAS, Inc. *	188,766	1,411,970
Children's Place, Inc. *	33,263	910,408
Citi Trends, Inc. *	37,582	905,726
Conn's, Inc. *	138,163	407,581
Container Store Group, Inc. *	146,744	271,476
ContextLogic, Inc., Class A *(a)	100,255	393,000
Designer Brands, Inc., Class A	133,438	1,349,058
Dillard's, Inc., Class A	5,781	1,794,711
Etsy, Inc. *	25,691	1,600,549
Five Below, Inc. *	11,254	1,957,971
Floor & Decor Holdings, Inc., Class A *	22,266	1,834,718
GameStop Corp., Class A *(a)	164,579	2,266,253
Genesco, Inc. *	42,682	1,169,914
Guess?, Inc.	67,059	1,441,769
Haverty Furniture Cos., Inc.	37,225	969,711
Hibbett, Inc.	31,446	1,448,717
Leslie's, Inc. *	45,503	224,785
LL Flooring Holdings, Inc. *	122,163	395,808
MarineMax, Inc. *	51,112	1,399,447
MercadoLibre, Inc. *	1,251	1,552,166
Monro, Inc.	36,076	895,406
National Vision Holdings, Inc. *	56,087	871,592
Ollie's Bargain Outlet Holdings, Inc. *	37,716	2,913,184
Overstock.com, Inc. *	71,169	1,110,236
Petco Health & Wellness Co., Inc., Class A *	89,621	310,089
PetMed Express, Inc.	38,963	268,455
RH *	7,134	1,554,927
Sally Beauty Holdings, Inc. *	251,542	2,138,107
Shoe Carnival, Inc.	33,749	772,177
Signet Jewelers Ltd.	50,501	3,526,485
SECURITY	NUMBER OF SHARES	VALUE ($)
Sleep Number Corp. *	88,824	1,445,166
Sonic Automotive, Inc., Class A	50,604	2,421,401
Stitch Fix, Inc., Class A *	247,861	812,984
Upbound Group, Inc.	86,134	2,244,652
Urban Outfitters, Inc. *	112,617	3,898,801
Valvoline, Inc.	76,912	2,281,979
Victoria's Secret & Co. *	112,847	2,017,704
Vroom, Inc. *	902,650	731,147
Wayfair, Inc., Class A *	20,555	875,849
Zumiez, Inc. *	57,995	952,858
		74,689,385

Consumer Durables & Apparel 4.0%
Acushnet Holdings Corp.	24,486	1,247,807
Beazer Homes USA, Inc. *	67,617	1,635,655
Cavco Industries, Inc. *	6,292	1,569,917
Century Communities, Inc.	39,445	2,425,868
Columbia Sportswear Co.	37,949	2,800,636
Crocs, Inc. *	24,653	2,202,006
Ethan Allen Interiors, Inc.	35,978	944,782
Fossil Group, Inc. *	346,193	540,061
G-III Apparel Group Ltd. *	156,204	3,991,012
GoPro, Inc., Class A *	94,895	238,186
Helen of Troy Ltd. *	29,620	2,912,238
Installed Building Products, Inc.	11,227	1,253,719
iRobot Corp. *	46,213	1,521,794
Kontoor Brands, Inc.	36,160	1,679,632
La-Z-Boy, Inc.	79,981	2,338,644
LGI Homes, Inc. *	23,571	2,227,695
M/I Homes, Inc. *	45,116	3,702,670
Mattel, Inc. *	163,318	3,116,107
Movado Group, Inc.	19,353	539,175
Oxford Industries, Inc.	11,955	1,009,002
Peloton Interactive, Inc., Class A *	73,740	351,002
SharkNinja, Inc. *	47,523	1,984,561
Skyline Champion Corp. *	25,789	1,512,009
Smith & Wesson Brands, Inc.	122,862	1,809,757
Sonos, Inc. *	60,211	649,075
Steven Madden Ltd.	85,381	2,799,643
Sturm Ruger & Co., Inc.	27,247	1,508,122
TopBuild Corp. *	16,861	3,857,122
Topgolf Callaway Brands Corp. *	62,455	763,200
Tupperware Brands Corp. *(a)	721,573	1,472,009
Under Armour, Inc., Class A *	374,853	2,567,743
Vista Outdoor, Inc. *	63,196	1,587,484
Wolverine World Wide, Inc.	204,097	1,642,981
YETI Holdings, Inc. *	28,609	1,216,455
		61,617,769

Consumer Services 5.2%
ADT, Inc.	347,206	1,965,186
Adtalem Global Education, Inc. *	60,083	3,112,299
Airbnb, Inc., Class A *	6,958	823,062
Arcos Dorados Holdings, Inc., Class A	102,572	925,199
BJ's Restaurants, Inc. *	27,820	715,530
Bloomin' Brands, Inc.	82,255	1,919,832
Boyd Gaming Corp.	40,742	2,250,995
Bright Horizons Family Solutions, Inc. *	25,965	1,922,968
Brinker International, Inc. *	46,087	1,563,271
Caesars Entertainment, Inc. *	63,300	2,525,037
Carriage Services, Inc., Class A	13,622	294,235
Cheesecake Factory, Inc.	34,559	1,073,748
Choice Hotels International, Inc.	8,113	896,487
Churchill Downs, Inc.	21,882	2,403,519
Cracker Barrel Old Country Store, Inc.	33,671	2,234,408
Dave & Buster's Entertainment, Inc. *	34,040	1,189,358
See financial notes
Schwab Fundamental Index Funds | Annual Report
37

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Denny's Corp. *	68,868	593,642
Dine Brands Global, Inc.	10,115	498,568
DoorDash, Inc., Class A *	17,021	1,275,724
Everi Holdings, Inc. *	48,547	523,822
Frontdoor, Inc. *	35,755	1,034,392
Graham Holdings Co., Class B	5,307	3,071,267
Grand Canyon Education, Inc. *	28,946	3,425,180
Hilton Grand Vacations, Inc. *	37,464	1,346,831
Hyatt Hotels Corp., Class A	25,907	2,653,913
International Game Technology PLC	93,698	2,381,803
Jack in the Box, Inc.	34,108	2,154,943
Laureate Education, Inc.	176,651	2,497,845
Light & Wonder, Inc. *	50,337	3,680,138
Marriott Vacations Worldwide Corp.	28,373	2,549,598
Norwegian Cruise Line Holdings Ltd. *	146,568	1,993,325
Papa John's International, Inc.	10,398	676,078
Perdoceo Education Corp.	80,746	1,460,695
Planet Fitness, Inc., Class A *	24,363	1,346,543
Red Rock Resorts, Inc., Class A	30,244	1,196,150
Sabre Corp. *	485,430	1,699,005
SeaWorld Entertainment, Inc. *	15,159	653,050
Six Flags Entertainment Corp. *	124,804	2,483,600
Strategic Education, Inc.	18,876	1,553,684
Stride, Inc. *	33,299	1,830,779
Texas Roadhouse, Inc., Class A	32,222	3,271,822
Wendy's Co.	121,005	2,301,515
Wingstop, Inc.	3,484	636,771
WW International, Inc. *	171,724	1,342,882
Wyndham Hotels & Resorts, Inc.	39,078	2,829,247
		78,777,946

Consumer Staples Distribution & Retail 0.9%
Andersons, Inc.	67,424	3,379,965
Chefs' Warehouse, Inc. *	22,893	435,654
Grocery Outlet Holding Corp. *	58,130	1,608,457
Ingles Markets, Inc., Class A	35,108	2,816,364
PriceSmart, Inc.	36,175	2,260,575
Weis Markets, Inc.	37,091	2,414,624
		12,915,639

Energy 4.7%
Antero Midstream Corp.	113,544	1,401,133
Archrock, Inc.	171,158	2,168,572
Berry Corp.	108,482	905,825
Cactus, Inc., Class A	14,433	677,485
California Resources Corp.	44,513	2,340,939
Callon Petroleum Co. *	13,575	507,026
ChampionX Corp.	50,182	1,545,606
Chord Energy Corp.	5,249	867,765
Civitas Resources, Inc.	10,256	773,610
Comstock Resources, Inc.	39,293	495,092
CONSOL Energy, Inc.	28,753	2,642,113
Core Laboratories, Inc.	41,173	881,926
CVR Energy, Inc.	44,931	1,471,490
Denbury, Inc. *	10,336	918,767
DHT Holdings, Inc.	147,968	1,645,404
Diamond Offshore Drilling, Inc. *	35,846	444,849
Dorian LPG Ltd.	29,729	950,436
Dril-Quip, Inc. *	33,653	728,924
DTE Midstream LLC.	43,053	2,323,570
EQT Corp.	88,941	3,769,319
Geopark Ltd.	38,575	381,121
Golar LNG Ltd.	39,444	884,729
Green Plains, Inc. *	58,180	1,709,328
Helix Energy Solutions Group, Inc. *	157,703	1,545,489
International Seaways, Inc.	14,379	691,486
SECURITY	NUMBER OF SHARES	VALUE ($)
Kosmos Energy Ltd. *	264,282	1,913,402
Liberty Energy, Inc., Class A	109,753	2,162,134
Magnolia Oil & Gas Corp., Class A	30,717	689,597
Matador Resources Co.	36,952	2,279,569
Nabors Industries Ltd. *	19,097	1,864,631
Oceaneering International, Inc. *	81,088	1,783,125
Oil States International, Inc. *	106,931	776,319
Par Pacific Holdings, Inc. *	29,674	973,901
Patterson-UTI Energy, Inc.	314,161	3,989,845
Permian Resources Corp., Class A	69,859	1,017,846
ProPetro Holding Corp. *	177,495	1,860,148
Range Resources Corp.	55,705	1,996,467
RPC, Inc.	88,610	737,235
Scorpio Tankers, Inc.	21,521	1,208,404
Select Water Solutions, Inc.	64,657	481,048
SFL Corp. Ltd.	158,114	1,717,118
SM Energy Co.	95,612	3,855,076
Talos Energy, Inc. *	78,808	1,221,524
Teekay Tankers Ltd., Class A	21,070	1,047,179
Texas Pacific Land Corp.	661	1,220,173
Transocean Ltd. *	427,544	2,830,341
Tsakos Energy Navigation Ltd.	27,800	612,434
Valaris Ltd. *	12,155	802,716
Weatherford International PLC *	25,492	2,373,050
		72,085,286

Equity Real Estate Investment Trusts (REITs) 8.1%
Acadia Realty Trust	76,534	1,095,967
Agree Realty Corp.	13,486	754,407
Alexander & Baldwin, Inc.	91,763	1,449,855
American Assets Trust, Inc.	43,915	779,491
American Homes 4 Rent, Class A	86,270	2,824,480
Americold Realty Trust, Inc.	108,971	2,857,220
Apartment Income REIT Corp.	90,936	2,656,241
Apple Hospitality REIT, Inc.	209,729	3,288,551
Ashford Hospitality Trust, Inc. *	244,973	516,893
Brandywine Realty Trust	470,273	1,758,821
Broadstone Net Lease, Inc.	44,044	623,223
CBL & Associates Properties, Inc. (a)	35,312	732,018
Centerspace	10,284	499,597
Chatham Lodging Trust	64,656	598,068
COPT Defense Properties	88,291	2,013,035
Cousins Properties, Inc.	113,432	2,027,030
CubeSmart	67,267	2,293,132
DiamondRock Hospitality Co.	257,558	1,990,923
Diversified Healthcare Trust	3,035,667	6,283,831
Douglas Emmett, Inc.	220,571	2,472,601
Easterly Government Properties, Inc., Class A	62,081	667,992
EastGroup Properties, Inc.	8,719	1,423,377
Elme Communities	73,452	937,247
Empire State Realty Trust, Inc., Class A	207,546	1,679,047
EPR Properties	59,598	2,544,835
Equity Commonwealth	35,521	672,768
Equity LifeStyle Properties, Inc.	54,059	3,557,082
Essential Properties Realty Trust, Inc.	25,671	563,478
Federal Realty Investment Trust	38,408	3,502,425
First Industrial Realty Trust, Inc.	36,747	1,554,398
Four Corners Property Trust, Inc.	27,485	585,430
Getty Realty Corp.	17,494	465,690
Global Net Lease, Inc.	193,281	1,534,651
Healthcare Realty Trust, Inc., Class A	193,836	2,781,547
Highwoods Properties, Inc.	126,877	2,269,830
HomeBanc Corp. *(b)	6,875	0
Hudson Pacific Properties, Inc.	382,947	1,707,944
Independence Realty Trust, Inc.	38,472	476,668
Industrial Logistics Properties Trust	293,256	733,140
See financial notes
38
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
JBG SMITH Properties	127,193	1,636,974
Kilroy Realty Corp.	95,576	2,731,562
Kite Realty Group Trust	67,486	1,438,801
LTC Properties, Inc.	21,852	690,742
LXP Industrial Trust	163,022	1,289,504
Macerich Co.	337,186	3,277,448
National Health Investors, Inc.	24,975	1,249,749
National Storage Affiliates Trust	24,419	696,430
NNN REIT, Inc.	68,427	2,485,953
Office Properties Income Trust	197,586	887,161
Outfront Media, Inc.	173,279	1,691,203
Paramount Group, Inc.	456,877	1,955,434
Pebblebrook Hotel Trust	119,197	1,422,020
Phillips Edison & Co., Inc.	41,134	1,452,442
Physicians Realty Trust	133,186	1,446,400
Piedmont Office Realty Trust, Inc., Class A	310,506	1,617,736
PotlatchDeltic Corp.	59,559	2,552,103
Rayonier, Inc.	81,296	2,051,911
Retail Opportunity Investments Corp.	83,232	977,144
Rexford Industrial Realty, Inc.	22,093	955,301
RLJ Lodging Trust	266,688	2,506,867
RPT Realty	89,945	970,507
Ryman Hospitality Properties, Inc.	19,993	1,711,401
Sabra Health Care REIT, Inc.	218,124	2,975,211
SITE Centers Corp.	168,931	1,969,735
Spirit Realty Capital, Inc.	54,691	1,968,329
STAG Industrial, Inc.	55,484	1,843,178
Star Holdings *	36,585	418,898
Sunstone Hotel Investors, Inc.	224,832	2,090,938
Tanger Factory Outlet Centers, Inc.	83,531	1,883,624
Terreno Realty Corp.	13,491	718,800
Uniti Group, Inc.	638,247	2,935,936
Urban Edge Properties	98,837	1,567,555
Veris Residential, Inc.	69,869	935,546
Xenia Hotels & Resorts, Inc.	156,123	1,815,710
		123,991,186

Financial Services 6.2%
A-Mark Precious Metals, Inc.	48,751	1,320,177
Apollo Commercial Real Estate Finance, Inc.	153,863	1,532,476
Arbor Realty Trust, Inc. (a)	91,676	1,156,034
Ares Management Corp., Class A	18,354	1,809,521
Artisan Partners Asset Management, Inc., Class A	61,684	2,035,572
B Riley Financial, Inc. (a)	27,598	999,324
BGC Group, Inc., Class A	319,446	1,875,148
Blackstone Mortgage Trust, Inc., Class A (a)	122,927	2,452,394
Block, Inc. *	41,427	1,667,437
Brightsphere Investment Group, Inc.	82,908	1,298,339
BrightSpire Capital, Inc., Class A	90,234	510,724
Cannae Holdings, Inc. *	51,401	840,406
Cohen & Steers, Inc.	14,813	773,831
Compass Diversified Holdings	87,867	1,509,555
Corebridge Financial, Inc.	95,268	1,905,360
Credit Acceptance Corp. *	6,654	2,677,769
Diamond Hill Investment Group, Inc.	2,891	454,176
Donnelley Financial Solutions, Inc. *	20,867	1,135,791
Encore Capital Group, Inc. *	38,002	1,431,915
Enova International, Inc. *	39,423	1,572,189
Essent Group Ltd.	58,092	2,744,266
Euronet Worldwide, Inc. *	32,556	2,501,603
EVERTEC, Inc.	31,163	990,360
FactSet Research Systems, Inc.	7,873	3,400,270
FirstCash Holdings, Inc.	29,435	3,206,060
SECURITY	NUMBER OF SHARES	VALUE ($)
Granite Point Mortgage Trust, Inc.	89,823	377,257
Green Dot Corp., Class A *	61,219	684,428
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	15,997	274,189
Houlihan Lokey, Inc., Class A	21,848	2,196,161
Interactive Brokers Group, Inc., Class A	12,305	985,261
Jackson Financial, Inc., Class A	70,562	2,590,331
KKR Real Estate Finance Trust, Inc.	45,908	479,280
Ladder Capital Corp. REIT, Class A	129,397	1,308,204
LendingTree, Inc. *	25,740	340,540
MarketAxess Holdings, Inc.	7,550	1,613,813
MFA Financial, Inc.	176,163	1,566,089
Moelis & Co., Class A	52,514	2,186,683
Morningstar, Inc.	6,543	1,656,949
Mr Cooper Group, Inc. *	39,642	2,240,962
Nelnet, Inc., Class A	11,943	1,012,886
New York Mortgage Trust, Inc.	131,977	1,028,101
NMI Holdings, Inc., Class A *	37,360	1,021,796
Pagseguro Digital Ltd., Class A *	129,672	915,484
Paysafe Ltd. *	64,956	631,372
PennyMac Financial Services, Inc.	35,346	2,375,251
PennyMac Mortgage Investment Trust	119,840	1,515,976
Piper Sandler Cos.	10,398	1,454,160
PJT Partners, Inc., Class A	6,620	518,743
PRA Group, Inc. *	55,908	688,228
PROG Holdings, Inc. *	149,909	4,106,008
Redwood Trust, Inc.	151,359	950,535
StepStone Group, Inc., Class A	16,107	455,828
Stifel Financial Corp.	50,411	2,873,427
StoneCo Ltd., Class A *	93,225	924,326
TPG RE Finance Trust, Inc.	125,753	692,899
TPG, Inc.	48,281	1,334,487
Tradeweb Markets, Inc., Class A	16,948	1,525,490
Two Harbors Investment Corp.	91,518	1,062,524
Virtu Financial, Inc., Class A	100,216	1,852,994
Virtus Investment Partners, Inc.	5,163	951,180
Walker & Dunlop, Inc.	26,938	1,745,582
WEX, Inc. *	12,755	2,123,452
World Acceptance Corp. *	11,123	1,096,950
XP, Inc., Class A	59,570	1,191,400
		94,349,923

Food, Beverage & Tobacco 2.6%
Adecoagro SA	165,299	1,743,904
B&G Foods, Inc.	201,665	1,627,437
Boston Beer Co., Inc., Class A *	5,259	1,756,243
Brown-Forman Corp., Class B	56,614	3,179,442
Calavo Growers, Inc.	36,718	930,434
Cal-Maine Foods, Inc.	32,315	1,464,193
Coca-Cola Consolidated, Inc.	2,328	1,481,562
Dole PLC	169,057	1,930,631
Fresh Del Monte Produce, Inc.	111,106	2,777,650
Hain Celestial Group, Inc. *	183,610	2,028,891
Hostess Brands, Inc., Class A *	60,791	2,030,419
J & J Snack Foods Corp.	9,815	1,537,127
John B Sanfilippo & Son, Inc.	11,299	1,155,436
Lancaster Colony Corp.	10,084	1,705,910
Mission Produce, Inc. *	51,638	485,914
National Beverage Corp. *	13,944	646,723
Nomad Foods Ltd. *	167,862	2,319,853
Pilgrim's Pride Corp. *	74,930	1,910,715
Seneca Foods Corp., Class A *	14,948	816,908
Simply Good Foods Co. *	16,633	620,245
TreeHouse Foods, Inc. *	66,806	2,785,142
Universal Corp.	56,616	2,547,720
See financial notes
Schwab Fundamental Index Funds | Annual Report
39

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Vector Group Ltd.	132,261	1,359,643
		38,842,142

Health Care Equipment & Services 4.0%
Acadia Healthcare Co., Inc. *	40,551	2,980,904
AdaptHealth Corp., Class A *	38,519	282,344
Addus HomeCare Corp. *	7,322	577,706
Amedisys, Inc. *	24,406	2,232,905
AMN Healthcare Services, Inc. *	26,428	2,004,828
Avanos Medical, Inc. *	32,358	594,093
Brookdale Senior Living, Inc. *	412,824	1,614,142
Community Health Systems, Inc. *	775,003	1,658,506
CONMED Corp.	11,684	1,138,723
Cross Country Healthcare, Inc. *	25,596	592,803
Dexcom, Inc. *	12,994	1,154,257
Embecta Corp.	108,320	1,637,798
Enhabit, Inc. *	122,940	906,068
Enovis Corp. *	33,737	1,548,528
Ensign Group, Inc.	18,250	1,762,950
Envista Holdings Corp. *	104,878	2,440,511
Fulgent Genetics, Inc. *	13,874	332,144
Globus Medical, Inc., Class A *	48,759	2,228,774
Haemonetics Corp. *	20,324	1,732,214
HealthEquity, Inc. *	12,256	878,510
ICU Medical, Inc. *	11,142	1,092,584
Insulet Corp. *	1,846	244,724
Integer Holdings Corp. *	22,747	1,846,374
Integra LifeSciences Holdings Corp. *	30,254	1,087,934
LivaNova PLC *	15,626	766,455
Masimo Corp. *	15,197	1,232,933
Merit Medical Systems, Inc. *	16,201	1,113,657
ModivCare, Inc. *	15,653	661,183
Multiplan Corp. *	1,136,297	1,920,342
National HealthCare Corp.	14,511	977,461
Neogen Corp. *	50,604	753,494
NextGen Healthcare, Inc. *	37,322	892,742
OmniAb, Inc., Class A *(b)	2,660	0
OmniAb, Inc., Class B *(b)	2,660	0
Omnicell, Inc. *	18,682	663,958
OPKO Health, Inc. *	453,604	567,005
Option Care Health, Inc. *	48,983	1,358,299
Orthofix Medical, Inc. *	29,704	327,932
Pediatrix Medical Group, Inc. *	166,561	1,908,789
Penumbra, Inc. *	1,707	326,293
Premier, Inc., Class A	120,730	2,320,431
QuidelOrtho Corp. *	25,887	1,581,178
RadNet, Inc. *	24,506	660,682
Select Medical Holdings Corp.	113,317	2,575,695
Teladoc Health, Inc. *	39,548	654,124
U.S. Physical Therapy, Inc.	6,263	526,781
Varex Imaging Corp. *	36,865	665,413
Veeva Systems, Inc., Class A *	12,491	2,407,141
Veradigm, Inc. *	186,218	2,456,215
Zimvie, Inc. *	75,411	532,402
		60,420,929

Household & Personal Products 1.5%
BellRing Brands, Inc. *	12,570	549,686
Central Garden & Pet Co., Class A *	39,354	1,561,960
Coty, Inc., Class A *	188,308	1,764,446
Edgewell Personal Care Co.	55,548	1,938,625
Energizer Holdings, Inc.	54,562	1,723,068
Herbalife Ltd. *	195,665	2,788,226
Inter Parfums, Inc.	5,481	696,690
Medifast, Inc.	12,887	891,265
Nu Skin Enterprises, Inc., Class A	116,263	2,207,834
SECURITY	NUMBER OF SHARES	VALUE ($)
Reynolds Consumer Products, Inc.	36,379	925,118
Spectrum Brands Holdings, Inc.	64,918	4,889,624
USANA Health Sciences, Inc. *	24,569	1,119,118
WD-40 Co.	5,114	1,081,100
		22,136,760

Insurance 2.2%
Ambac Financial Group, Inc. *	57,675	699,598
American Equity Investment Life Holding Co.	87,090	4,612,286
Argo Group International Holdings Ltd.	38,316	1,143,349
Axis Capital Holdings Ltd.	54,634	3,119,601
Brighthouse Financial, Inc. *	13,609	616,488
CNA Financial Corp.	34,343	1,387,457
Employers Holdings, Inc.	34,863	1,324,794
Enstar Group Ltd. *	8,298	1,966,377
Horace Mann Educators Corp.	34,892	1,107,123
James River Group Holdings Ltd.	43,934	604,093
MBIA, Inc. *	73,032	502,460
Mercury General Corp.	55,591	1,716,650
ProAssurance Corp.	94,026	1,598,442
RLI Corp.	11,073	1,475,367
Safety Insurance Group, Inc.	17,975	1,351,181
Selective Insurance Group, Inc.	28,631	2,980,773
SiriusPoint Ltd. *	70,217	691,638
Stewart Information Services Corp.	57,430	2,507,968
United Fire Group, Inc.	33,298	670,622
Universal Insurance Holdings, Inc.	71,856	1,125,265
White Mountains Insurance Group Ltd.	1,968	2,815,716
		34,017,248

Materials 6.1%
AdvanSix, Inc.	36,987	1,018,992
Alpha Metallurgical Resources, Inc.	9,046	1,989,758
Alto Ingredients, Inc. *	407,575	1,695,512
American Vanguard Corp.	30,129	282,007
Arch Resources, Inc.	18,294	2,759,284
Ashland, Inc.	36,989	2,834,467
ATI, Inc. *	32,622	1,232,133
Avient Corp.	90,766	2,870,021
Balchem Corp.	10,436	1,213,081
Cabot Corp.	44,034	2,927,380
Carpenter Technology Corp.	49,753	3,120,508
Century Aluminum Co. *	77,099	509,624
Clearwater Paper Corp. *	37,259	1,259,727
Coeur Mining, Inc. *	300,373	753,936
Compass Minerals International, Inc.	49,745	1,225,717
Constellium SE, Class A *	145,263	2,295,155
Ecovyst, Inc. *	80,529	740,867
Element Solutions, Inc.	155,904	2,842,130
Glatfelter Corp. *	304,931	527,531
Greif, Inc., Class A	32,008	2,032,508
Hawkins, Inc.	15,662	899,469
HB Fuller Co.	41,962	2,775,786
Hecla Mining Co.	262,838	1,069,751
Ingevity Corp. *	31,406	1,265,034
Innospec, Inc.	19,869	1,947,162
Kaiser Aluminum Corp.	25,994	1,476,459
Koppers Holdings, Inc.	36,562	1,337,072
Livent Corp. *	25,350	369,857
Materion Corp.	14,635	1,419,302
Mativ Holdings, Inc.	101,011	1,323,244
Mercer International, Inc.	112,136	890,360
Minerals Technologies, Inc.	39,640	2,142,938
Myers Industries, Inc.	34,327	575,664
NewMarket Corp.	6,206	2,992,223
See financial notes
40
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Olympic Steel, Inc.	25,433	1,291,233
Orion SA	68,038	1,381,171
Pactiv Evergreen, Inc.	132,009	1,137,918
Quaker Chemical Corp.	5,631	809,287
Royal Gold, Inc.	17,788	1,855,822
Ryerson Holding Corp.	22,513	654,003
Schnitzer Steel Industries, Inc., Class A	72,608	1,648,928
Scotts Miracle-Gro Co.	58,787	2,612,494
Sensient Technologies Corp.	36,455	2,056,791
Southern Copper Corp.	42,995	3,048,346
Stepan Co.	26,340	1,970,232
Summit Materials, Inc., Class A *	90,004	2,961,132
SunCoke Energy, Inc.	168,984	1,607,038
Sylvamo Corp.	91,086	4,035,110
TimkenSteel Corp. *	63,382	1,288,556
TriMas Corp.	39,729	961,839
Trinseo PLC	186,033	1,151,544
Tronox Holdings PLC	185,283	1,980,675
Westlake Corp.	29,497	3,402,774
Worthington Industries, Inc.	46,777	2,882,399
		93,351,951

Media & Entertainment 3.4%
AMC Entertainment Holdings, Inc., Class A *	16,547	176,722
AMC Networks, Inc., Class A *	208,170	2,456,406
Bumble, Inc., Class A *	36,132	485,614
Cable One, Inc.	4,205	2,312,203
Cargurus, Inc. *	29,130	501,910
Cars.com, Inc. *	38,586	587,665
Cinemark Holdings, Inc. *	164,149	2,706,817
Clear Channel Outdoor Holdings, Inc. *	1,711,324	1,882,456
EW Scripps Co., Class A *	105,356	576,297
Gannett Co., Inc. *	466,784	1,092,275
Gray Television, Inc.	256,386	1,671,637
IAC, Inc. *	40,336	1,716,297
iHeartMedia, Inc., Class A *	531,761	1,249,638
John Wiley & Sons, Inc., Class A	52,102	1,577,128
Liberty Broadband Corp., Class C *	6,177	514,606
Liberty Media Corp.-Liberty Formula One, Class C *	34,376	2,223,783
Lions Gate Entertainment Corp., Class A *	268,966	2,114,073
Madison Square Garden Entertainment Corp., Class A *	14,417	439,430
Match Group, Inc. *	61,636	2,132,606
New York Times Co., Class A	70,680	2,849,111
Pinterest, Inc., Class A *	54,852	1,638,978
Roku, Inc. *	17,837	1,062,550
Scholastic Corp.	37,925	1,399,432
Shutterstock, Inc.	12,305	500,567
Sinclair, Inc.	70,720	768,726
Sirius XM Holdings, Inc. (a)	551,602	2,360,857
Sphere Entertainment Co. *	10,816	355,955
Spotify Technology SA *	27,355	4,507,010
Taboola.com Ltd. *	132,139	484,950
Thryv Holdings, Inc. *	50,269	876,189
Trade Desk, Inc., Class A *	12,543	890,051
TripAdvisor, Inc. *	95,411	1,408,266
WideOpenWest, Inc. *	84,839	597,267
Yelp, Inc., Class A *	74,960	3,162,562
Ziff Davis, Inc. *	36,420	2,201,953
ZoomInfo Technologies, Inc., Class A *	24,927	323,054
		51,805,041

SECURITY	NUMBER OF SHARES	VALUE ($)
Pharmaceuticals, Biotechnology & Life Sciences 2.0%
Alkermes PLC *	31,736	767,694
Azenta, Inc. *	20,597	936,134
BioMarin Pharmaceutical, Inc. *	18,937	1,542,419
Bio-Rad Laboratories, Inc., Class A *	7,317	2,014,224
Bio-Techne Corp.	23,425	1,279,708
Bruker Corp.	32,174	1,833,918
Charles River Laboratories International, Inc. *	16,128	2,715,310
Corcept Therapeutics, Inc. *	32,148	902,716
Elanco Animal Health, Inc. *	281,290	2,478,165
Emergent BioSolutions, Inc. *	240,875	503,429
Exact Sciences Corp. *	10,558	650,267
Exelixis, Inc. *	112,728	2,321,069
Halozyme Therapeutics, Inc. *	13,291	450,166
Incyte Corp. *	35,400	1,909,122
Innoviva, Inc. *	65,105	807,953
Medpace Holdings, Inc. *	4,713	1,143,704
Myriad Genetics, Inc. *	43,318	674,894
Neurocrine Biosciences, Inc. *	6,638	736,420
Prestige Consumer Healthcare, Inc. *	28,843	1,712,120
Repligen Corp. *	3,030	407,717
Royalty Pharma PLC, Class A	95,029	2,553,429
Seagen, Inc. *	6,393	1,360,494
Supernus Pharmaceuticals, Inc. *	22,235	530,305
		30,231,377

Real Estate Management & Development 0.8%
CoStar Group, Inc. *	38,811	2,849,116
Cushman & Wakefield PLC *	219,865	1,620,405
Douglas Elliman, Inc.	164,638	291,409
eXp World Holdings, Inc.	33,694	447,119
Howard Hughes Holdings, Inc. *	15,251	1,011,599
Kennedy-Wilson Holdings, Inc.	114,518	1,473,847
Marcus & Millichap, Inc.	25,247	724,589
Newmark Group, Inc., Class A	179,060	1,015,270
Opendoor Technologies, Inc. *	404,595	768,730
RMR Group, Inc., Class A	16,942	381,534
Zillow Group, Inc., Class C *	49,887	1,808,404
		12,392,022

Semiconductors & Semiconductor Equipment 2.0%
Amkor Technology, Inc.	111,163	2,318,860
Axcelis Technologies, Inc. *	6,413	817,658
Cirrus Logic, Inc. *	45,118	3,019,748
Cohu, Inc. *	16,909	509,637
Diodes, Inc. *	26,241	1,707,764
Enphase Energy, Inc. *	4,365	347,367
Entegris, Inc.	42,383	3,731,399
FormFactor, Inc. *	38,639	1,309,089
GLOBALFOUNDRIES, Inc. *(a)	12,515	620,994
Ichor Holdings Ltd. *	25,943	629,377
Kulicke & Soffa Industries, Inc.	37,748	1,570,694
Lattice Semiconductor Corp. *	8,401	467,180
Magnachip Semiconductor Corp. *	70,780	523,064
Monolithic Power Systems, Inc.	4,019	1,775,353
Onto Innovation, Inc. *	10,343	1,162,243
Photronics, Inc. *	63,174	1,159,875
Power Integrations, Inc.	17,799	1,234,005
Semtech Corp. *	53,957	753,240
Silicon Laboratories, Inc. *	17,397	1,603,655
SMART Global Holdings, Inc. *	43,934	601,896
SolarEdge Technologies, Inc. *	5,885	446,966
Synaptics, Inc. *	20,036	1,676,212
Ultra Clean Holdings, Inc. *	38,490	918,371
See financial notes
Schwab Fundamental Index Funds | Annual Report
41

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Universal Display Corp.	8,154	1,134,874
Wolfspeed, Inc. *	16,437	556,228
		30,595,749

Software & Services 4.0%
ACI Worldwide, Inc. *	78,921	1,607,621
Alarm.com Holdings, Inc. *	12,136	620,514
AppLovin Corp., Class A *	31,315	1,141,119
Bentley Systems, Inc., Class B	26,041	1,266,634
Blackbaud, Inc. *	14,916	975,506
Cerence, Inc. *	38,584	590,721
CommVault Systems, Inc. *	22,042	1,440,445
Consensus Cloud Solutions, Inc. *	18,817	406,259
Dolby Laboratories, Inc., Class A	31,311	2,534,312
Dropbox, Inc., Class A *	127,662	3,357,511
Ebix, Inc. (a)	55,098	335,547
Envestnet, Inc. *	17,156	634,772
EPAM Systems, Inc. *	12,758	2,775,758
Fair Isaac Corp. *	4,570	3,865,626
Globant SA *	6,400	1,089,856
GoDaddy, Inc., Class A *	43,668	3,197,808
Guidewire Software, Inc. *	10,595	954,927
InterDigital, Inc.	24,882	1,872,371
LiveRamp Holdings, Inc. *	65,789	1,819,724
Manhattan Associates, Inc. *	11,463	2,235,056
Palantir Technologies, Inc., Class A *	55,004	814,059
Pegasystems, Inc.	16,430	702,218
Perficient, Inc. *	11,821	687,864
Progress Software Corp.	17,126	879,934
PTC, Inc. *	11,669	1,638,561
Qualys, Inc. *	7,319	1,119,441
Rackspace Technology, Inc. *	271,867	331,678
RingCentral, Inc., Class A *	51,019	1,356,085
ServiceNow, Inc. *	5,984	3,481,790
Snowflake, Inc., Class A *	2,917	423,344
Splunk, Inc. *	28,277	4,161,243
SPS Commerce, Inc. *	2,625	420,893
Teradata Corp. *	78,853	3,368,600
Twilio, Inc., Class A *	25,824	1,323,738
Tyler Technologies, Inc. *	5,337	1,990,167
Unisys Corp. *	256,661	713,518
Verint Systems, Inc. *	20,087	377,836
Workday, Inc., Class A *	8,614	1,823,670
Zoom Video Communications, Inc., Class A *	31,627	1,896,987
		60,233,713

Technology Hardware & Equipment 3.8%
ADTRAN Holdings, Inc.	60,795	399,423
Advanced Energy Industries, Inc.	16,727	1,459,598
Badger Meter, Inc.	7,237	1,002,686
Belden, Inc.	25,696	1,821,846
Benchmark Electronics, Inc.	114,535	2,772,892
Cognex Corp.	56,157	2,021,090
Coherent Corp. *	68,362	2,023,515
CommScope Holding Co., Inc. *	522,313	773,023
Comtech Telecommunications Corp.	61,736	753,179
Crane NXT Co.	29,012	1,508,624
CTS Corp.	18,849	705,141
ePlus, Inc. *	31,904	1,994,000
Fabrinet *	19,575	3,034,125
IPG Photonics Corp. *	24,795	2,129,891
Itron, Inc. *	28,561	1,635,974
Knowles Corp. *	87,554	1,137,326
Littelfuse, Inc.	11,397	2,469,388
Lumentum Holdings, Inc. *	42,405	1,662,700
SECURITY	NUMBER OF SHARES	VALUE ($)
Methode Electronics, Inc.	41,894	958,116
NETGEAR, Inc. *	85,402	1,079,481
NetScout Systems, Inc. *	68,972	1,505,659
Novanta, Inc. *	5,142	679,053
OSI Systems, Inc. *	14,007	1,460,510
PC Connection, Inc.	27,387	1,467,396
Plexus Corp. *	32,790	3,223,913
Pure Storage, Inc., Class A *	19,239	650,471
Rogers Corp. *	11,782	1,447,890
ScanSource, Inc. *	83,887	2,550,165
Stratasys Ltd. *	50,186	510,392
Super Micro Computer, Inc. *	21,936	5,253,014
TTM Technologies, Inc. *	206,029	2,367,273
Viasat, Inc. *	74,163	1,367,566
Viavi Solutions, Inc. *	135,035	1,050,572
Vontier Corp.	121,886	3,602,950
		58,478,842

Telecommunication Services 0.9%
ATN International, Inc.	15,578	482,139
Cogent Communications Holdings, Inc.	19,525	1,268,735
Consolidated Communications Holdings, Inc. *	338,105	1,409,898
EchoStar Corp., Class A *	89,354	1,238,447
Frontier Communications Parent, Inc. *	168,763	3,024,233
GCI Liberty, Inc. *(b)	14,650	2,645
Iridium Communications, Inc.	25,105	930,140
Liberty Latin America Ltd., Class C *	463,039	3,171,817
Shenandoah Telecommunications Co.	61,799	1,462,164
		12,990,218

Transportation 3.0%
Air Transport Services Group, Inc. *	80,436	1,574,133
Alaska Air Group, Inc. *	37,020	1,170,943
American Airlines Group, Inc. *	198,018	2,207,901
ArcBest Corp.	33,399	3,636,483
Costamare, Inc.	68,603	619,485
Covenant Logistics Group, Inc., Class A	17,269	681,866
Danaos Corp.	11,512	762,785
Daseke, Inc. *	409,374	1,817,621
Forward Air Corp.	22,537	1,451,608
Genco Shipping & Trading Ltd.	29,343	386,447
Golden Ocean Group Ltd. (a)	141,907	1,028,826
Heartland Express, Inc.	59,843	697,769
Hub Group, Inc., Class A *	45,860	3,152,875
JetBlue Airways Corp. *	208,974	785,742
Kirby Corp. *	37,450	2,797,515
Lyft, Inc., Class A *	106,952	980,750
Marten Transport Ltd.	58,611	1,030,381
Matson, Inc.	10,832	942,926
RXO, Inc. *	150,844	2,641,278
Saia, Inc. *	9,391	3,366,580
Schneider National, Inc., Class B	81,506	2,064,547
SkyWest, Inc. *	44,630	1,882,047
Spirit Airlines, Inc.	36,208	415,668
Star Bulk Carriers Corp. (a)	40,808	761,885
U-Haul Holding Co. - Non Voting	61,752	2,915,312
XPO, Inc. *	78,171	5,926,143
		45,699,516

Utilities 2.7%
ALLETE, Inc.	50,097	2,682,193
American States Water Co.	12,528	977,810
Atlantica Sustainable Infrastructure PLC	71,473	1,294,376
Avangrid, Inc.	66,321	1,981,008
See financial notes
42
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Avista Corp.	78,348	2,482,848
California Water Service Group	24,628	1,198,891
Chesapeake Utilities Corp.	8,641	765,679
Clearway Energy, Inc., Class C	48,542	1,053,847
Essential Utilities, Inc.	84,120	2,814,655
Hawaiian Electric Industries, Inc.	144,993	1,882,009
IDACORP, Inc.	33,192	3,143,614
MGE Energy, Inc.	18,657	1,336,401
New Jersey Resources Corp.	60,998	2,475,299
Northwest Natural Holding Co.	30,388	1,115,544
Northwestern Energy Group, Inc.	54,394	2,611,456
ONE Gas, Inc.	40,332	2,436,053
Ormat Technologies, Inc.	19,168	1,179,599
Otter Tail Corp.	24,108	1,854,870
PNM Resources, Inc.	68,721	2,904,150
ReNew Energy Global PLC, Class A *	97,187	524,810
SJW Group	12,290	767,879
Spire, Inc.	48,807	2,715,133
Unitil Corp.	14,788	675,368
		40,873,492
Total Common Stocks (Cost $1,363,689,288)		1,519,095,494

SHORT-TERM INVESTMENTS 1.4% OF NET ASSETS

Money Market Funds 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)	8,076,659	8,076,659
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)(d)	14,089,374	14,089,374
		22,166,033
Total Short-Term Investments (Cost $22,166,033)		22,166,033
Total Investments in Securities (Cost $1,385,855,321)		1,541,261,527

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 12/15/23	59	4,921,780	(244,695)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $13,638,856.
(b)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust
See financial notes
Schwab Fundamental Index Funds | Annual Report
43

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$1,321,693,161	$—	$—	$1,321,693,161
Equity Real Estate Investment Trusts (REITs)	123,991,186	—	0 *	123,991,186
Health Care Equipment & Services	60,420,929	—	0 *	60,420,929
Telecommunication Services	12,987,573	—	2,645	12,990,218
Short-Term Investments[1]	22,166,033	—	—	22,166,033
Liabilities
Futures Contracts[2]	(244,695)	—	—	(244,695)
Total	$1,541,014,187	$—	$2,645	$1,541,016,832

*	Level 3 amount shown includes securities determined to have no value at October 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
44
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $1,385,855,321) including securities on loan of $13,638,856		$1,541,261,527
Deposit with broker for futures contracts		632,400
Receivables:
Fund shares sold		3,055,426
Dividends		657,387
Variation margin on future contracts		77,102
Income from securities on loan	+	66,934
Total assets		1,545,750,776

Liabilities
Collateral held for securities on loan		14,089,374
Payables:
Investments bought		6,117,054
Fund shares redeemed		1,438,342
Investment adviser fees	+	321,202
Total liabilities		21,965,972
Net assets		$1,523,784,804

Net Assets by Source
Capital received from investors		$1,443,730,235
Total distributable earnings	+	80,054,569
Net assets		$1,523,784,804

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,523,784,804		110,381,471		$13.80

See financial notes
Schwab Fundamental Index Funds | Annual Report
45

Schwab Fundamental US Small Company Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $16,405)		$28,576,184
Interest received from securities - unaffiliated		29,928
Securities on loan, net	+	1,229,458
Total investment income		29,835,570

Expenses
Investment adviser fees		4,119,154
Total expenses	–	4,119,154
Net investment income		25,716,416

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(22,026,073)
Net realized gains on sales of in-kind redemptions - unaffiliated		132,459,827
Net realized losses on futures contracts	+	(2,208,487)
Net realized gains		108,225,267
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(183,691,361)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(314,936)
Net change in unrealized appreciation (depreciation)	+	(184,006,297)
Net realized and unrealized losses		(75,781,030)
Decrease in net assets resulting from operations		($50,064,614 )
See financial notes
46
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental US Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$25,716,416	$23,445,588
Net realized gains		108,225,267	207,633,759
Net change in unrealized appreciation (depreciation)	+	(184,006,297)	(445,738,040)
Decrease in net assets from operations		($50,064,614 )	($214,658,693 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($105,778,873 )	($209,192,167 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		35,632,360	$523,918,723	39,427,994	$631,702,221
Shares reinvested		5,548,590	78,789,982	8,654,231	148,679,691
Shares redeemed	+	(37,952,579)	(554,276,467)	(41,616,527)	(670,809,902)
Net transactions in fund shares		3,228,371	$48,432,238	6,465,698	$109,572,010

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		107,153,100	$1,631,196,053	100,687,402	$1,945,474,903
Total increase (decrease)	+	3,228,371	(107,411,249)	6,465,698	(314,278,850)
End of period		110,381,471	$1,523,784,804	107,153,100	$1,631,196,053
See financial notes
Schwab Fundamental Index Funds | Annual Report
47

Schwab Fundamental International Large Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$8.41	$10.56	$7.51	$8.98	$8.69
Income (loss) from investment operations:
Net investment income (loss)[1]	0.33	0.34	0.31	0.21	0.30
Net realized and unrealized gains (losses)	1.11	(2.10)	2.96	(1.35)	0.27
Total from investment operations	1.44	(1.76)	3.27	(1.14)	0.57
Less distributions:
Distributions from net investment income	(0.26)	(0.39)	(0.22)	(0.33)	(0.28)
Net asset value at end of period	$9.59	$8.41	$10.56	$7.51	$8.98
Total return	17.40%	(17.25%)	44.03%	(13.29%)	7.04%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%[2]	0.25%[2]	0.25%	0.25%	0.25%
Net investment income (loss)	3.40%	3.56%	3.10%	2.60%	3.51%
Portfolio turnover rate	15%	13%	21%	14%	28%
Net assets, end of period (x 1,000,000)	$2,085	$1,565	$1,406	$966	$1,327

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
48
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 98.1% OF NET ASSETS

Australia 4.7%
AGL Energy Ltd.	313,659	2,144,155
Amcor PLC	155,937	1,375,888
AMP Ltd.	788,456	525,341
Ampol Ltd.	67,618	1,371,141
ANZ Group Holdings Ltd.	400,449	6,314,671
APA Group	118,299	620,116
Aristocrat Leisure Ltd.	29,185	717,370
Aurizon Holdings Ltd.	392,602	855,132
BHP Group Ltd.	580,525	16,433,194
BlueScope Steel Ltd.	126,443	1,515,730
Brambles Ltd.	161,539	1,348,164
Coles Group Ltd.	157,717	1,530,751
Commonwealth Bank of Australia	133,941	8,239,494
Computershare Ltd.	31,272	493,533
CSL Ltd.	13,481	1,992,385
Downer EDI Ltd.	259,296	623,621
Endeavour Group Ltd.	142,783	448,545
Fortescue Metals Group Ltd.	220,181	3,132,254
Goodman Group	44,099	583,513
Incitec Pivot Ltd.	266,481	465,191
Insurance Australia Group Ltd.	278,536	1,004,829
James Hardie Industries PLC *	22,549	562,584
JB Hi-Fi Ltd.	21,176	608,703
Lendlease Corp. Ltd.	216,515	857,506
Macquarie Group Ltd.	22,393	2,301,774
Medibank Pvt Ltd.	408,149	890,695
Metcash Ltd.	248,826	582,709
Mineral Resources Ltd.	9,939	366,324
Mirvac Group	387,688	449,816
National Australia Bank Ltd.	321,949	5,767,473
Orica Ltd.	52,541	490,939
Origin Energy Ltd.	216,738	1,257,265
QBE Insurance Group Ltd.	111,406	1,104,714
Ramsay Health Care Ltd.	16,371	506,913
Rio Tinto Ltd.	72,804	5,438,319
Santos Ltd.	206,251	1,006,393
Scentre Group	491,591	761,568
Sims Ltd.	49,777	396,791
Sonic Healthcare Ltd.	47,182	863,952
South32 Ltd.	648,521	1,387,434
Stockland	307,049	692,991
Suncorp Group Ltd.	204,269	1,738,664
Telstra Group Ltd.	736,906	1,786,907
Transurban Group	130,969	985,999
Treasury Wine Estates Ltd. (a)	62,170	472,284
Wesfarmers Ltd.	121,666	3,914,460
Westpac Banking Corp.	476,581	6,258,352
Woodside Energy Group Ltd.	86,463	1,883,146
Woolworths Group Ltd.	115,656	2,588,933
Worley Ltd.	48,015	501,923
		98,160,549

SECURITY	NUMBER OF SHARES	VALUE ($)
Austria 0.3%
BAWAG Group AG *	11,558	514,798
Erste Group Bank AG	47,769	1,710,573
OMV AG	36,872	1,617,140
Raiffeisen Bank International AG *	44,316	642,039
voestalpine AG	40,648	1,015,021
Wienerberger AG	21,094	511,043
		6,010,614

Belgium 0.7%
Ageas SA	37,526	1,441,480
Anheuser-Busch InBev SA	106,464	6,057,594
Colruyt Group NV	19,973	826,592
Groupe Bruxelles Lambert NV	20,353	1,488,630
KBC Group NV	30,696	1,689,350
Proximus SADP	83,995	696,194
Solvay SA	12,857	1,359,185
UCB SA	11,263	823,776
Umicore SA	43,994	1,046,742
		15,429,543

Canada 6.6%
Agnico Eagle Mines Ltd.	29,057	1,362,803
Algonquin Power & Utilities Corp.	78,318	394,202
Alimentation Couche-Tard, Inc.	102,217	5,564,349
AltaGas Ltd.	33,430	620,989
ARC Resources Ltd.	39,328	632,708
Atco Ltd., Class I	21,453	549,958
B2Gold Corp.	134,950	432,074
Bank of Montreal	54,200	4,095,632
Bank of Nova Scotia	155,312	6,288,638
Barrick Gold Corp.	202,538	3,235,058
Bausch Health Cos., Inc. *	99,422	676,794
BCE, Inc.	43,250	1,605,560
Canadian Imperial Bank of Commerce	98,636	3,478,844
Canadian National Railway Co.	37,015	3,916,503
Canadian Natural Resources Ltd.	95,543	6,067,075
Canadian Pacific Kansas City Ltd.	29,923	2,124,549
Canadian Tire Corp. Ltd., Class A	11,204	1,080,690
Cenovus Energy, Inc.	77,746	1,481,197
CGI, Inc. *	19,474	1,880,064
CI Financial Corp.	59,199	536,601
Constellation Software, Inc.	290	581,361
Crescent Point Energy Corp.	76,285	611,710
Dollarama, Inc.	11,196	764,566
Emera, Inc.	33,357	1,092,537
Enbridge, Inc.	220,392	7,062,715
Fairfax Financial Holdings Ltd.	2,432	2,023,869
Finning International, Inc.	26,047	697,968
First Quantum Minerals Ltd.	39,547	458,280
Fortis, Inc.	53,524	2,125,135
Franco-Nevada Corp.	3,510	426,996
George Weston Ltd.	13,411	1,454,684
Gildan Activewear, Inc.	24,013	682,078
Great-West Lifeco, Inc.	28,105	778,651
See financial notes
Schwab Fundamental Index Funds | Annual Report
49

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Hydro One Ltd.	26,940	698,585
iA Financial Corp., Inc.	9,128	531,126
Imperial Oil Ltd.	25,779	1,469,129
Intact Financial Corp.	7,592	1,066,685
Keyera Corp.	27,993	651,000
Kinross Gold Corp.	258,139	1,347,702
Linamar Corp.	12,116	523,869
Loblaw Cos. Ltd.	22,714	1,857,741
Lundin Mining Corp.	97,251	607,315
Magna International, Inc.	90,908	4,368,566
Manulife Financial Corp.	223,091	3,883,481
Methanex Corp.	12,126	500,692
Metro, Inc.	28,293	1,437,144
National Bank of Canada	23,818	1,480,864
Northland Power, Inc.	21,405	300,835
Nutrien Ltd.	66,368	3,564,513
Onex Corp.	40,377	2,262,917
Open Text Corp.	21,564	719,966
Parkland Corp.	31,303	947,386
Pembina Pipeline Corp.	51,027	1,570,458
Power Corp. of Canada	68,421	1,648,419
Restaurant Brands International, Inc.	14,264	958,134
RioCan Real Estate Investment Trust	37,109	450,901
Royal Bank of Canada	108,532	8,668,473
Saputo, Inc.	36,046	727,808
SNC-Lavalin Group, Inc.	29,235	812,066
Sun Life Financial, Inc.	50,465	2,304,996
Suncor Energy, Inc.	238,056	7,709,461
TC Energy Corp.	106,834	3,679,388
Teck Resources Ltd., Class B	53,930	1,905,585
TELUS Corp.	57,488	926,938
TFI International, Inc.	5,280	584,103
Thomson Reuters Corp.	7,664	918,022
Toronto-Dominion Bank	147,686	8,249,329
Tourmaline Oil Corp.	11,474	606,734
Waste Connections, Inc.	9,209	1,192,405
West Fraser Timber Co. Ltd.	18,076	1,219,926
Wheaton Precious Metals Corp.	11,634	491,367
WSP Global, Inc.	6,422	840,475
		138,469,342

Denmark 0.9%
AP Moller - Maersk AS, Class A	755	1,232,735
AP Moller - Maersk AS, Class B	1,318	2,196,092
Carlsberg AS, Class B	8,105	965,898
Coloplast AS, Class B	5,823	607,248
Danske Bank AS	88,898	2,085,433
DSV AS	9,681	1,446,737
ISS AS	31,041	449,240
Novo Nordisk AS, Class B	71,497	6,897,759
Novozymes AS, Class B	13,271	596,438
Orsted AS	14,061	679,415
Pandora AS	9,866	1,119,007
Vestas Wind Systems AS *	69,199	1,499,872
		19,775,874

Finland 1.0%
Elisa OYJ	12,458	528,327
Fortum OYJ	88,545	1,051,333
Huhtamaki OYJ	14,160	486,766
Kesko OYJ, B Shares	46,617	788,363
Kone OYJ, B Shares	29,069	1,258,785
Mandatum OYJ *	46,036	177,892
Neste OYJ	40,781	1,370,565
Nokia OYJ	740,864	2,467,581
Nokian Renkaat OYJ	63,452	479,860
SECURITY	NUMBER OF SHARES	VALUE ($)
Nordea Bank Abp	406,034	4,278,153
Outokumpu OYJ	128,024	525,318
Sampo OYJ, A Shares	46,036	1,810,541
Stora Enso OYJ, R Shares	113,505	1,364,148
UPM-Kymmene OYJ	81,931	2,759,102
Valmet OYJ	16,267	365,053
Wartsila OYJ Abp	72,478	864,916
		20,576,703

France 8.4%
Accor SA	15,768	503,040
Air Liquide SA	35,635	6,106,134
Airbus SE	21,854	2,930,100
ALD SA	49,217	331,051
Alstom SA	34,338	465,021
Amundi SA	7,710	402,765
Arkema SA	15,565	1,458,484
Atos SE *(b)	93,697	656,983
AXA SA	230,625	6,833,517
BNP Paribas SA	186,148	10,704,256
Bollore SE	127,441	695,706
Bouygues SA	73,428	2,583,124
Bureau Veritas SA	18,718	426,354
Capgemini SE	11,559	2,042,808
Carrefour SA	225,471	3,952,836
Casino Guichard Perrachon SA *(b)	102,248	97,691
Cie de Saint-Gobain SA	100,805	5,487,235
Cie Generale des Etablissements Michelin SCA	147,590	4,384,670
Credit Agricole SA	208,163	2,513,546
Danone SA	82,317	4,897,076
Dassault Systemes SE	14,294	588,818
Edenred SE	8,346	444,270
Eiffage SA	15,769	1,431,046
Elis SA	41,454	679,845
Engie SA	356,382	5,668,214
EssilorLuxottica SA	13,876	2,512,714
Eurazeo SE	8,477	477,905
Eurofins Scientific SE	7,804	395,942
Eutelsat Communications SACA (b)	67,640	288,841
Faurecia SE *	68,091	1,147,377
Hermes International SCA	465	867,609
Kering SA	4,537	1,845,205
Klepierre SA	22,939	557,046
Legrand SA	16,845	1,457,200
L'Oreal SA	11,131	4,678,698
LVMH Moet Hennessy Louis Vuitton SE	8,098	5,797,604
Orange SA	659,784	7,760,407
Pernod Ricard SA	10,082	1,790,325
Publicis Groupe SA	24,645	1,876,552
Renault SA	96,927	3,400,608
Rexel SA	60,882	1,243,379
Rubis SCA	30,810	670,812
Safran SA	19,557	3,055,184
Sanofi SA	117,473	10,667,281
Schneider Electric SE	35,273	5,427,009
SCOR SE	38,167	1,139,455
SEB SA	5,171	511,341
SES SA, Class A	117,317	684,485
Societe Generale SA	226,479	5,089,384
Sodexo SA	9,992	1,057,439
STMicroelectronics NV	34,723	1,323,644
Teleperformance SE	5,304	610,181
Thales SA	6,528	963,386
TotalEnergies SE	451,953	30,216,445
Unibail-Rodamco-Westfield *	13,109	649,540
Valeo SE	100,200	1,323,951
See financial notes
50
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Veolia Environnement SA	92,141	2,524,700
Vinci SA	54,420	6,017,460
Vivendi SE	69,222	620,748
Wendel SE	6,791	508,697
		175,443,144

Germany 7.1%
adidas AG	22,910	4,073,576
Allianz SE	52,964	12,406,419
Aurubis AG	15,738	1,297,392
BASF SE	252,204	11,653,628
Bayer AG	117,944	5,096,190
Bayerische Motoren Werke AG	82,643	7,686,155
Beiersdorf AG	5,415	712,181
Brenntag SE	22,441	1,668,749
Commerzbank AG	111,996	1,207,939
Continental AG	40,124	2,619,654
Covestro AG *	67,502	3,419,797
Daimler Truck Holding AG	55,889	1,756,045
Deutsche Bank AG	236,716	2,604,953
Deutsche Boerse AG	6,955	1,144,769
Deutsche Lufthansa AG *	111,372	780,937
Deutsche Post AG	165,865	6,475,949
Deutsche Telekom AG	642,650	13,947,860
E.ON SE	352,239	4,190,983
Evonik Industries AG	52,267	961,968
Freenet AG	26,033	660,793
Fresenius Medical Care AG & Co. KGaA	60,534	2,011,312
Fresenius SE & Co. KGaA	145,134	3,733,321
GEA Group AG	16,670	570,121
Hannover Rueck SE	5,177	1,143,151
Heidelberg Materials AG	38,529	2,796,949
Henkel AG & Co. KGaA	16,138	1,019,928
Infineon Technologies AG	58,688	1,714,289
K+S AG	36,587	615,072
KION Group AG	23,449	719,464
Kloeckner & Co. SE	56,554	351,103
Knorr-Bremse AG	8,778	490,291
LANXESS AG	26,246	601,416
Mercedes-Benz Group AG	172,762	10,164,323
Merck KGaA	7,113	1,074,336
METRO AG *	71,411	453,861
MTU Aero Engines AG	3,211	603,529
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	11,571	4,643,534
ProSiebenSat.1 Media SE	61,564	345,323
Puma SE	8,702	493,126
Rheinmetall AG	3,380	970,376
RWE AG	51,437	1,968,258
Salzgitter AG	16,524	412,884
SAP SE	64,359	8,632,622
Siemens AG	65,023	8,628,477
Siemens Energy AG *	91,844	816,578
Siemens Healthineers AG	15,534	764,222
Symrise AG, Class A	6,469	661,062
Telefonica Deutschland Holding AG	254,134	432,047
thyssenkrupp AG	220,412	1,536,196
United Internet AG	38,854	807,840
Volkswagen AG	13,334	1,541,409
Vonovia SE	80,385	1,850,630
Zalando SE *	18,302	428,092
		147,361,079

SECURITY	NUMBER OF SHARES	VALUE ($)
Hong Kong 1.7%
AIA Group Ltd.	664,000	5,766,045
BOC Hong Kong Holdings Ltd.	444,000	1,174,176
CK Asset Holdings Ltd.	304,500	1,521,990
CK Hutchison Holdings Ltd.	925,088	4,683,058
CLP Holdings Ltd.	263,000	1,924,840
Galaxy Entertainment Group Ltd.	120,000	674,576
Hang Seng Bank Ltd.	75,200	859,768
Henderson Land Development Co. Ltd.	160,300	419,418
Hong Kong & China Gas Co. Ltd.	1,093,676	761,317
Hong Kong Exchanges & Clearing Ltd.	23,306	815,305
Hongkong Land Holdings Ltd.	148,211	470,084
Jardine Matheson Holdings Ltd.	65,946	2,672,205
Lenovo Group Ltd.	1,680,000	1,955,068
Link REIT	129,000	591,999
MTR Corp. Ltd.	139,147	520,157
New World Development Co. Ltd.	514,422	944,128
Orient Overseas International Ltd.	26,500	334,159
PCCW Ltd.	1,053,000	515,377
Sands China Ltd. *	180,800	486,723
Sino Land Co. Ltd.	380,000	379,364
Sun Hung Kai Properties Ltd.	202,564	2,080,069
Swire Pacific Ltd., A Shares	148,300	947,316
Swire Pacific Ltd., B Shares	210,000	215,607
Techtronic Industries Co. Ltd.	77,706	709,419
WH Group Ltd.	3,941,999	2,354,292
Wharf Real Estate Investment Co. Ltd.	142,000	496,722
Xinyi Glass Holdings Ltd.	285,894	328,498
		34,601,680

Ireland 0.1%
Bank of Ireland Group PLC	70,830	634,758
Kerry Group PLC, Class A	11,395	880,193
Kingspan Group PLC	9,653	649,636
		2,164,587

Israel 0.2%
Bank Hapoalim BM	106,355	760,752
Bank Leumi Le-Israel BM	146,100	941,018
ICL Group Ltd.	93,507	454,806
Israel Discount Bank Ltd., A Shares	94,649	416,014
Teva Pharmaceutical Industries Ltd. *	96,666	829,790
		3,402,380

Italy 3.0%
A2A SpA	388,904	729,970
Assicurazioni Generali SpA	208,532	4,142,205
Banco BPM SpA	226,094	1,156,773
CNH Industrial NV	108,059	1,197,507
Enel SpA	1,712,450	10,869,915
Eni SpA	614,274	10,041,946
Ferrari NV	2,754	833,647
Hera SpA	181,101	509,454
Intesa Sanpaolo SpA	2,674,506	6,969,204
Iveco Group NV *	40,765	343,558
Leonardo SpA	86,891	1,313,139
Mediobanca Banca di Credito Finanziario SpA (b)	67,280	803,689
Pirelli & C SpA	95,251	424,370
Poste Italiane SpA	60,413	598,103
Prysmian SpA	25,110	940,294
Snam SpA	206,543	947,111
Stellantis NV	547,407	10,226,846
Telecom Italia SpA *	8,723,593	2,255,596
See financial notes
Schwab Fundamental Index Funds | Annual Report
51

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tenaris SA	42,332	670,597
Terna - Rete Elettrica Nazionale	99,546	762,227
UniCredit SpA	271,889	6,816,152
Unipol Gruppo SpA	112,827	611,249
		63,163,552

Japan 27.8%
Advantest Corp.	32,700	842,307
Aeon Co. Ltd.	136,900	2,880,324
AGC, Inc.	57,200	1,945,891
Air Water, Inc.	57,100	719,957
Aisin Corp.	89,400	3,114,236
Ajinomoto Co., Inc.	39,700	1,449,950
Alfresa Holdings Corp.	108,400	1,717,119
Alps Alpine Co. Ltd.	108,800	892,836
Amada Co. Ltd.	68,200	661,571
Asahi Group Holdings Ltd.	71,900	2,600,651
Asahi Kasei Corp.	437,500	2,689,655
Astellas Pharma, Inc.	192,900	2,440,160
Bandai Namco Holdings, Inc.	60,200	1,247,254
Bridgestone Corp.	127,776	4,835,709
Brother Industries Ltd.	73,700	1,149,738
Canon, Inc.	204,700	4,839,246
Central Japan Railway Co.	138,300	3,112,911
Chubu Electric Power Co., Inc.	272,885	3,297,582
Chugai Pharmaceutical Co. Ltd.	35,500	1,052,808
Chugoku Electric Power Co., Inc.	139,800	874,196
Coca-Cola Bottlers Japan Holdings, Inc.	64,200	860,829
COMSYS Holdings Corp.	32,700	672,647
Concordia Financial Group Ltd.	127,400	591,951
Cosmo Energy Holdings Co. Ltd.	40,800	1,492,505
Dai Nippon Printing Co. Ltd.	63,800	1,664,367
Daicel Corp.	76,200	647,980
Daido Steel Co. Ltd.	13,800	541,367
Daifuku Co. Ltd.	30,070	496,843
Dai-ichi Life Holdings, Inc.	168,600	3,561,678
Daiichi Sankyo Co. Ltd.	59,260	1,527,971
Daikin Industries Ltd.	21,000	3,027,756
Daito Trust Construction Co. Ltd.	15,800	1,694,809
Daiwa House Industry Co. Ltd.	194,081	5,338,325
Daiwa Securities Group, Inc.	205,500	1,185,010
Daiwabo Holdings Co. Ltd.	34,670	658,962
Denka Co. Ltd.	30,200	545,518
Denso Corp.	322,800	4,766,572
Dentsu Group, Inc.	28,701	833,649
DIC Corp.	39,700	626,004
Dowa Holdings Co. Ltd.	15,570	475,980
East Japan Railway Co.	65,118	3,382,052
Ebara Corp.	15,700	695,252
EDION Corp.	57,900	577,482
Eisai Co. Ltd.	22,000	1,165,523
Electric Power Development Co. Ltd.	74,100	1,136,003
ENEOS Holdings, Inc.	1,958,050	7,255,391
EXEO Group, Inc.	33,101	687,500
FANUC Corp.	73,800	1,831,450
Fast Retailing Co. Ltd.	6,800	1,505,496
Fuji Electric Co. Ltd.	21,400	814,797
FUJIFILM Holdings Corp.	53,200	2,909,921
Fujikura Ltd.	70,500	506,339
Fujitsu Ltd.	33,300	4,313,930
Furukawa Electric Co. Ltd.	37,000	554,430
GS Yuasa Corp.	27,719	447,193
Hakuhodo DY Holdings, Inc.	66,500	539,660
Hankyu Hanshin Holdings, Inc.	28,900	909,298
Hanwa Co. Ltd.	22,900	690,277
Haseko Corp.	88,700	1,091,617
Hino Motors Ltd. *	191,665	557,865
SECURITY	NUMBER OF SHARES	VALUE ($)
Hitachi Construction Machinery Co. Ltd.	25,350	654,936
Hitachi Ltd.	158,200	10,027,757
Hokkaido Electric Power Co., Inc.	147,800	621,753
Honda Motor Co. Ltd.	1,873,700	19,203,124
Hoya Corp.	16,350	1,573,991
Idemitsu Kosan Co. Ltd.	136,469	3,098,541
IHI Corp.	33,400	641,019
Iida Group Holdings Co. Ltd.	55,500	861,759
INFRONEER Holdings, Inc.	49,700	524,278
Inpex Corp.	195,000	2,829,618
Isetan Mitsukoshi Holdings Ltd.	80,100	903,605
Isuzu Motors Ltd.	143,300	1,597,888
ITOCHU Corp.	222,200	8,003,872
Itoham Yonekyu Holdings, Inc.	17,592	486,180
Iwatani Corp.	14,151	676,821
J Front Retailing Co. Ltd.	49,400	470,945
Japan Exchange Group, Inc.	33,000	652,568
Japan Post Holdings Co. Ltd.	530,400	4,694,678
Japan Post Insurance Co. Ltd.	54,600	1,051,382
Japan Tobacco, Inc.	180,900	4,211,145
JFE Holdings, Inc.	237,600	3,310,448
JGC Holdings Corp.	45,600	561,654
JSR Corp.	24,300	650,412
JTEKT Corp.	128,000	1,055,356
Kajima Corp.	134,800	2,227,892
Kaneka Corp.	30,100	736,601
Kanematsu Corp.	37,367	504,961
Kansai Electric Power Co., Inc.	260,200	3,331,557
Kao Corp.	71,247	2,599,368
Kawasaki Heavy Industries Ltd.	43,400	957,917
Kawasaki Kisen Kaisha Ltd.	24,100	826,388
KDDI Corp.	292,900	8,762,023
Kewpie Corp.	32,700	567,566
Keyence Corp.	4,092	1,584,089
Kikkoman Corp.	13,900	790,837
Kinden Corp.	45,000	681,635
Kintetsu Group Holdings Co. Ltd.	19,400	545,853
Kirin Holdings Co. Ltd.	141,900	1,994,166
Kobe Steel Ltd.	188,200	2,225,175
Koito Manufacturing Co. Ltd.	59,700	894,469
Komatsu Ltd.	168,000	3,860,033
Konica Minolta, Inc. *	288,900	809,202
K's Holdings Corp.	81,900	762,144
Kubota Corp.	165,900	2,231,229
Kuraray Co. Ltd.	109,700	1,255,096
Kurita Water Industries Ltd.	10,953	332,790
Kyocera Corp.	51,400	2,533,578
Kyushu Electric Power Co., Inc. *	283,100	1,808,764
Kyushu Railway Co.	27,300	558,184
Lion Corp.	45,621	437,810
Lixil Corp.	94,600	1,037,296
LY Corp.	274,500	699,834
Makita Corp.	42,490	1,098,232
Marubeni Corp.	282,700	4,133,576
MatsukiyoCocokara & Co.	45,000	789,380
Mazda Motor Corp.	318,100	3,074,751
Medipal Holdings Corp.	81,072	1,363,062
MEIJI Holdings Co. Ltd.	69,300	1,705,751
MINEBEA MITSUMI, Inc.	72,600	1,138,317
MISUMI Group, Inc.	28,300	428,424
Mitsubishi Chemical Group Corp.	520,600	2,945,870
Mitsubishi Corp.	236,600	11,029,238
Mitsubishi Electric Corp.	532,200	6,102,476
Mitsubishi Estate Co. Ltd.	162,800	2,083,892
Mitsubishi Gas Chemical Co., Inc.	59,187	799,963
Mitsubishi Heavy Industries Ltd.	69,900	3,600,176
Mitsubishi Materials Corp.	72,100	1,158,619
Mitsubishi Motors Corp.	171,800	561,197
See financial notes
52
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Mitsubishi Shokuhin Co. Ltd.	21,914	577,827
Mitsubishi UFJ Financial Group, Inc.	1,408,934	11,819,755
Mitsui & Co. Ltd.	238,500	8,668,084
Mitsui Chemicals, Inc.	57,000	1,436,655
Mitsui Fudosan Co. Ltd.	134,900	2,923,938
Mitsui Mining & Smelting Co. Ltd.	23,800	618,005
Mitsui OSK Lines Ltd.	50,900	1,314,100
Mizuho Financial Group, Inc.	355,821	6,041,264
Morinaga Milk Industry Co. Ltd.	14,234	555,196
MS&AD Insurance Group Holdings, Inc.	80,990	2,967,515
Murata Manufacturing Co. Ltd.	185,700	3,180,925
Nagase & Co. Ltd.	45,400	687,769
Nagoya Railroad Co. Ltd.	36,900	516,555
NEC Corp.	68,100	3,279,056
NGK Insulators Ltd.	61,300	748,979
NH Foods Ltd.	47,900	1,437,150
NHK Spring Co. Ltd.	73,000	516,548
Nichirei Corp.	26,600	575,731
NIDEC Corp.	36,300	1,331,522
Nikon Corp.	74,400	706,384
Nintendo Co. Ltd.	83,700	3,458,017
Nippon Electric Glass Co. Ltd.	27,900	557,784
Nippon Light Metal Holdings Co. Ltd.	46,520	510,237
Nippon Paper Industries Co. Ltd. *	91,200	793,542
Nippon Steel Corp.	247,600	5,340,445
Nippon Telegraph & Telephone Corp.	6,207,025	7,304,270
Nippon Yusen KK	90,500	2,214,285
Nissan Chemical Corp.	11,164	455,326
Nissan Motor Co. Ltd.	1,100,800	4,235,857
Nisshin Seifun Group, Inc.	64,930	979,390
Nissin Foods Holdings Co. Ltd.	6,300	548,154
Nissui Corp.	114,557	555,893
Niterra Co. Ltd.	42,900	960,222
Nitori Holdings Co. Ltd.	7,900	855,528
Nitto Denko Corp.	27,000	1,747,055
NOK Corp.	56,000	663,812
Nomura Holdings, Inc.	446,600	1,725,397
Nomura Real Estate Holdings, Inc.	23,100	539,525
Nomura Research Institute Ltd.	26,900	706,123
NSK Ltd.	175,800	946,230
NTT Data Group Corp.	95,000	1,171,341
Obayashi Corp.	242,502	2,077,225
Oji Holdings Corp.	388,100	1,659,857
Olympus Corp.	72,900	973,605
Omron Corp.	26,283	941,647
Ono Pharmaceutical Co. Ltd.	36,900	637,244
Oriental Land Co. Ltd.	15,900	514,291
ORIX Corp.	166,600	3,029,843
Osaka Gas Co. Ltd.	119,900	2,261,047
Otsuka Corp.	17,200	689,627
Otsuka Holdings Co. Ltd.	61,400	2,065,861
PALTAC Corp.	15,700	508,939
Pan Pacific International Holdings Corp.	33,800	654,566
Panasonic Holdings Corp.	694,250	6,090,996
Penta-Ocean Construction Co. Ltd.	93,514	549,762
Persol Holdings Co. Ltd.	329,000	493,307
Recruit Holdings Co. Ltd.	102,900	2,950,420
Renesas Electronics Corp. *	61,500	807,841
Rengo Co. Ltd.	87,017	576,264
Resona Holdings, Inc.	249,558	1,333,468
Resonac Holdings Corp.	63,100	1,022,928
Ricoh Co. Ltd.	229,900	1,863,364
Rohm Co. Ltd.	42,000	672,922
Ryohin Keikaku Co. Ltd.	54,700	771,230
San-Ai Obbli Co. Ltd.	33,100	357,397
Sankyu, Inc.	16,200	487,785
Santen Pharmaceutical Co. Ltd.	61,000	529,086
Sanwa Holdings Corp.	45,930	619,699
SECURITY	NUMBER OF SHARES	VALUE ($)
SBI Holdings, Inc.	36,900	793,901
Secom Co. Ltd.	27,100	1,882,225
Seiko Epson Corp.	66,800	927,396
Seino Holdings Co. Ltd.	54,500	792,753
Sekisui Chemical Co. Ltd.	92,700	1,269,700
Sekisui House Ltd.	138,983	2,721,669
Seven & i Holdings Co. Ltd.	133,600	4,894,930
SG Holdings Co. Ltd.	72,700	1,030,494
Sharp Corp. *	72,300	452,035
Shikoku Electric Power Co., Inc.	78,800	538,044
Shimadzu Corp.	23,100	546,229
Shimamura Co. Ltd.	6,600	651,352
Shimano, Inc.	6,200	892,218
Shimizu Corp.	208,100	1,480,941
Shin-Etsu Chemical Co. Ltd.	169,900	5,080,582
Shionogi & Co. Ltd.	24,500	1,140,833
Shiseido Co. Ltd.	29,300	929,263
SMC Corp.	3,500	1,616,170
SoftBank Corp.	534,700	6,045,777
SoftBank Group Corp.	248,800	10,189,369
Sohgo Security Services Co. Ltd.	82,105	480,824
Sojitz Corp.	61,660	1,280,393
Sompo Holdings, Inc.	56,500	2,447,577
Sony Group Corp.	108,907	9,054,402
Stanley Electric Co. Ltd.	36,475	583,403
Subaru Corp.	225,900	3,910,395
SUMCO Corp.	49,500	639,646
Sumitomo Chemical Co. Ltd.	690,900	1,756,104
Sumitomo Corp.	232,700	4,574,337
Sumitomo Electric Industries Ltd.	312,600	3,281,746
Sumitomo Forestry Co. Ltd.	35,400	835,846
Sumitomo Heavy Industries Ltd.	46,500	1,064,373
Sumitomo Metal Mining Co. Ltd.	45,500	1,278,184
Sumitomo Mitsui Financial Group, Inc.	176,910	8,528,473
Sumitomo Mitsui Trust Holdings, Inc.	45,900	1,721,102
Sumitomo Realty & Development Co. Ltd.	56,900	1,427,845
Sumitomo Rubber Industries Ltd.	89,900	912,001
Sundrug Co. Ltd.	18,062	491,142
Suntory Beverage & Food Ltd.	22,300	671,075
Suzuken Co. Ltd.	46,330	1,419,079
Suzuki Motor Corp.	117,800	4,572,054
Sysmex Corp.	12,400	593,995
T&D Holdings, Inc.	62,950	1,122,979
Taiheiyo Cement Corp.	64,042	1,097,528
Taisei Corp.	54,900	1,861,807
Taiyo Yuden Co. Ltd.	19,300	432,676
Takashimaya Co. Ltd.	36,200	492,290
Takeda Pharmaceutical Co. Ltd.	203,021	5,510,950
TDK Corp.	57,100	2,136,409
Teijin Ltd.	106,400	963,034
Terumo Corp.	42,700	1,168,194
TIS, Inc.	25,700	550,361
Tobu Railway Co. Ltd.	27,800	669,130
Toho Gas Co. Ltd.	32,300	556,248
Toho Holdings Co. Ltd.	31,000	698,836
Tohoku Electric Power Co., Inc.	350,800	2,190,430
Tokio Marine Holdings, Inc.	201,500	4,508,002
Tokuyama Corp.	30,775	466,585
Tokyo Electric Power Co. Holdings, Inc. *	1,214,700	5,140,294
Tokyo Electron Ltd.	29,700	3,924,488
Tokyo Gas Co. Ltd.	122,300	2,746,510
Tokyu Corp.	78,400	885,060
Tokyu Fudosan Holdings Corp.	137,100	798,789
TOPPAN Holdings, Inc.	83,000	1,914,301
Toray Industries, Inc.	461,600	2,233,146
Toshiba Corp. *	15,900	483,370
Tosoh Corp.	113,500	1,389,719
See financial notes
Schwab Fundamental Index Funds | Annual Report
53

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
TOTO Ltd.	25,200	607,612
Toyo Seikan Group Holdings Ltd.	59,700	1,003,705
Toyo Suisan Kaisha Ltd.	14,547	671,067
Toyoda Gosei Co. Ltd.	32,600	647,683
Toyota Industries Corp.	29,600	2,193,795
Toyota Motor Corp.	2,106,990	36,859,133
Toyota Tsusho Corp.	67,100	3,572,155
TS Tech Co. Ltd.	40,200	450,248
Tsuruha Holdings, Inc.	10,000	734,566
UBE Corp.	51,900	799,197
Unicharm Corp.	23,600	801,902
West Japan Railway Co.	38,463	1,466,000
Yakult Honsha Co. Ltd.	19,600	461,873
Yamada Holdings Co. Ltd.	371,200	1,173,945
Yamaha Corp.	19,500	520,844
Yamaha Motor Co. Ltd.	77,800	1,901,187
Yamato Holdings Co. Ltd.	101,300	1,687,254
Yamazaki Baking Co. Ltd.	46,500	983,226
Yaskawa Electric Corp.	18,900	618,656
Yokogawa Electric Corp.	33,800	613,646
Yokohama Rubber Co. Ltd.	37,400	691,136
		580,190,866

Netherlands 2.6%
Aalberts NV	11,920	372,169
ABN AMRO Bank NV, GDR	85,921	1,157,236
Aegon Ltd.	359,522	1,748,452
Akzo Nobel NV	44,240	2,967,827
APERAM SA	15,783	437,350
ArcelorMittal SA	210,030	4,647,385
ASML Holding NV	8,990	5,404,073
ASR Nederland NV	25,086	936,171
DSM-Firmenich AG	18,000	1,631,805
EXOR NV	45,803	3,931,233
Heineken Holding NV	16,026	1,219,314
Heineken NV	19,655	1,765,873
ING Groep NV	497,877	6,383,045
Koninklijke Ahold Delhaize NV	269,050	7,967,051
Koninklijke KPN NV	493,623	1,659,155
Koninklijke Philips NV	214,722	4,084,544
NN Group NV	72,424	2,322,810
Prosus NV *	20,027	560,067
Randstad NV	34,972	1,811,016
SBM Offshore NV	33,405	416,041
Signify NV	31,166	807,911
Wolters Kluwer NV	10,671	1,369,153
		53,599,681

New Zealand 0.1%
Fletcher Building Ltd.	235,385	593,219
Spark New Zealand Ltd.	222,428	645,735
		1,238,954

Norway 0.7%
Aker BP ASA	22,084	636,496
DNB Bank ASA	120,640	2,176,569
Equinor ASA	151,728	5,086,408
Mowi ASA	65,376	1,062,337
Norsk Hydro ASA	245,477	1,399,883
Orkla ASA	114,588	789,797
Subsea 7 SA	54,474	715,561
Telenor ASA	180,527	1,845,418
Yara International ASA	36,149	1,182,865
		14,895,334

SECURITY	NUMBER OF SHARES	VALUE ($)
Poland 0.3%
KGHM Polska Miedz SA	28,670	765,067
ORLEN SA	173,136	2,737,958
PGE Polska Grupa Energetyczna SA *	291,172	505,683
Powszechna Kasa Oszczednosci Bank Polski SA *	92,325	956,373
Powszechny Zaklad Ubezpieczen SA	121,206	1,371,552
		6,336,633

Portugal 0.2%
EDP - Energias de Portugal SA	462,535	1,943,802
Galp Energia SGPS SA	115,085	1,732,577
Jeronimo Martins SGPS SA	30,233	697,018
		4,373,397

Republic of Korea 6.2%
Amorepacific Corp.	5,294	496,927
BNK Financial Group, Inc.	113,679	572,164
CJ CheilJedang Corp.	3,279	686,939
CJ Corp.	14,116	880,505
Coway Co. Ltd.	14,494	463,819
DB Insurance Co. Ltd.	15,225	990,521
DL E&C Co. Ltd.	23,652	601,168
Doosan Enerbility Co. Ltd. *	43,075	429,198
E-MART, Inc.	17,065	920,024
GS Engineering & Construction Corp.	45,428	444,645
GS Holdings Corp.	36,017	1,051,763
Hana Financial Group, Inc.	75,650	2,199,657
Hankook Tire & Technology Co. Ltd.	28,168	799,169
Hanwha Corp.	43,433	715,434
Hanwha Galleria Corp. *	15,329	11,473
Hanwha Solutions Corp. *	17,316	368,835
HD Hyundai Co. Ltd.	20,872	888,988
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. *	9,883	662,982
HMM Co. Ltd.	39,679	429,775
Hyundai Engineering & Construction Co. Ltd.	32,760	812,473
Hyundai Glovis Co. Ltd.	6,956	882,792
Hyundai Marine & Fire Insurance Co. Ltd.	27,329	637,502
Hyundai Mobis Co. Ltd.	21,879	3,388,286
Hyundai Motor Co.	38,769	4,884,278
Hyundai Steel Co.	56,295	1,369,004
Industrial Bank of Korea	76,470	632,864
KB Financial Group, Inc.	84,243	3,211,195
Kia Corp.	72,884	4,163,967
Korea Electric Power Corp. *	224,422	2,809,071
Korea Gas Corp. *	24,256	411,059
Korea Zinc Co. Ltd.	1,888	656,115
Korean Air Lines Co. Ltd.	33,413	508,385
KT&G Corp.	18,918	1,193,409
Kumho Petrochemical Co. Ltd.	5,165	485,440
LG Chem Ltd.	5,176	1,696,393
LG Corp.	10,029	574,050
LG Display Co. Ltd. *	168,953	1,528,808
LG Electronics, Inc.	44,291	3,285,639
LG H&H Co. Ltd.	1,837	430,674
LG Innotek Co. Ltd.	2,848	472,689
LG Uplus Corp.	120,553	903,510
Lotte Chemical Corp.	9,274	1,007,128
Lotte Shopping Co. Ltd.	9,843	526,390
NAVER Corp.	5,920	827,634
POSCO Holdings, Inc.	28,355	8,680,179
Posco International Corp.	24,491	913,518
See financial notes
54
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Samsung C&T Corp.	19,044	1,505,727
Samsung Electro-Mechanics Co. Ltd.	10,243	947,078
Samsung Electronics Co. Ltd.	883,770	43,989,544
Samsung Fire & Marine Insurance Co. Ltd.	8,882	1,698,438
Samsung Life Insurance Co. Ltd.	17,265	924,356
Samsung SDI Co. Ltd.	2,294	726,360
Samsung SDS Co. Ltd.	8,601	881,645
Shinhan Financial Group Co. Ltd.	113,162	2,908,741
SK Hynix, Inc.	107,543	9,339,260
SK Innovation Co. Ltd. *	18,304	1,667,577
SK, Inc.	23,312	2,457,804
S-Oil Corp.	11,838	584,236
Woori Financial Group, Inc.	170,905	1,509,561
		129,646,765

Singapore 0.7%
ComfortDelGro Corp. Ltd.	614,500	593,523
DBS Group Holdings Ltd.	133,844	3,215,377
Jardine Cycle & Carriage Ltd.	23,200	477,915
Keppel Corp. Ltd.	158,000	717,216
Keppel REIT	31,600	18,349
Oversea-Chinese Banking Corp. Ltd.	292,644	2,713,135
Singapore Airlines Ltd.	124,270	554,898
Singapore Telecommunications Ltd.	1,013,586	1,761,282
United Overseas Bank Ltd.	107,252	2,115,512
Venture Corp. Ltd.	41,000	350,071
Wilmar International Ltd.	561,166	1,458,910
		13,976,188

Spain 3.0%
Acciona SA	2,847	358,932
Acerinox SA	55,101	536,840
ACS Actividades de Construccion y Servicios SA	54,874	1,984,461
Aena SME SA	5,186	752,492
Amadeus IT Group SA	18,750	1,070,115
Banco Bilbao Vizcaya Argentaria SA	1,152,581	9,067,619
Banco de Sabadell SA	1,248,258	1,552,076
Banco Santander SA	4,375,092	16,091,297
CaixaBank SA	204,740	832,379
Enagas SA	34,731	581,004
Endesa SA	58,639	1,103,273
Ferrovial SE	22,643	681,465
Grifols SA *	46,985	527,233
Iberdrola SA	721,756	8,027,383
Industria de Diseno Textil SA	83,787	2,892,157
Mapfre SA	277,346	576,525
Naturgy Energy Group SA	27,434	776,236
Redeia Corp. SA	45,088	703,144
Repsol SA	348,260	5,099,274
Telefonica SA	2,391,010	9,235,602
		62,449,507

Sweden 1.9%
Alfa Laval AB	22,117	716,740
Assa Abloy AB, B Shares	69,738	1,486,471
Atlas Copco AB, A Shares	130,224	1,686,273
Atlas Copco AB, B Shares	78,636	883,337
Boliden AB	47,824	1,225,879
Electrolux AB, B Shares *	61,896	520,868
Epiroc AB, A Shares	33,625	553,962
Epiroc AB, B Shares	19,879	276,026
Essity AB, B Shares	73,975	1,686,767
SECURITY	NUMBER OF SHARES	VALUE ($)
H & M Hennes & Mauritz AB, B Shares (b)	137,140	1,842,430
Hexagon AB, B Shares	87,886	716,238
Husqvarna AB, B Shares	64,755	419,597
Industrivarden AB, A Shares	11,179	289,261
Industrivarden AB, C Shares	9,867	254,463
Investor AB, A Shares	51,299	933,710
Investor AB, B Shares	167,702	3,078,522
Sandvik AB	100,617	1,713,810
Securitas AB, B Shares	118,659	950,507
Skandinaviska Enskilda Banken AB, A Shares	137,720	1,536,888
Skanska AB, B Shares	92,720	1,392,091
SKF AB, B Shares	72,893	1,181,775
SSAB AB, A Shares	62,736	375,821
SSAB AB, B Shares	156,468	907,757
Svenska Cellulosa AB SCA, B Shares	49,284	676,248
Svenska Handelsbanken AB, A Shares	173,453	1,478,806
Swedbank AB, A Shares	125,166	2,055,640
Tele2 AB, B Shares	105,672	750,444
Telefonaktiebolaget LM Ericsson, B Shares	441,534	1,977,953
Telia Co. AB	812,393	1,722,229
Trelleborg AB, B Shares	24,050	608,202
Volvo AB, A Shares	35,418	710,106
Volvo AB, B Shares	248,229	4,918,705
Volvo Car AB, B Shares *	91,964	317,192
		39,844,718

Switzerland 4.8%
ABB Ltd.	111,009	3,729,648
Adecco Group AG	61,128	2,313,300
Alcon, Inc.	18,626	1,333,177
Baloise Holding AG	4,527	650,013
Barry Callebaut AG	331	501,861
Chocoladefabriken Lindt & Spruengli AG	4	435,332
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	37	409,635
Cie Financiere Richemont SA, Class A	23,992	2,830,467
DKSH Holding AG	6,586	403,276
Galenica AG	5,684	429,420
Geberit AG	2,111	982,910
Georg Fischer AG	8,463	439,157
Givaudan SA	391	1,301,452
Helvetia Holding AG	3,375	453,714
Holcim AG *	83,282	5,149,140
Julius Baer Group Ltd.	13,984	828,715
Kuehne & Nagel International AG	3,600	970,789
Logitech International SA	10,819	851,578
Lonza Group AG	2,117	741,382
Nestle SA	174,545	18,822,710
Novartis AG	132,114	12,368,454
Partners Group Holding AG	870	921,211
Roche Holding AG	61,530	15,856,869
Roche Holding AG, Bearer Shares	2,385	649,939
Sandoz Group AG *	26,209	681,408
Schindler Holding AG	1,746	340,367
Schindler Holding AG, Participation Certificates	2,973	601,506
SGS SA	10,958	894,947
Sika AG	4,947	1,183,864
Sonova Holding AG	2,449	580,445
Swatch Group AG	7,118	344,730
Swatch Group AG, Bearer Shares	3,632	929,705
Swiss Life Holding AG	2,904	1,865,183
Swiss Prime Site AG	5,994	557,130
See financial notes
Schwab Fundamental Index Funds | Annual Report
55

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Swiss Re AG	29,922	3,269,361
Swisscom AG	3,131	1,876,060
UBS Group AG	329,262	7,736,481
Zurich Insurance Group AG	13,631	6,474,623
		100,709,959

United Kingdom 15.1%
3i Group PLC	60,660	1,430,216
abrdn PLC	569,498	1,087,226
Admiral Group PLC	25,295	751,583
Anglo American PLC	229,233	5,840,760
Antofagasta PLC	40,846	667,894
Ashtead Group PLC	29,099	1,668,898
Associated British Foods PLC	68,190	1,682,114
AstraZeneca PLC	52,783	6,608,622
Aviva PLC	582,607	2,821,896
B&M European Value Retail SA	115,594	744,164
BAE Systems PLC	277,628	3,733,087
Balfour Beatty PLC	134,274	504,624
Barclays PLC	3,046,766	4,890,199
Barratt Developments PLC	278,844	1,406,265
Bellway PLC	35,086	892,893
Berkeley Group Holdings PLC	19,110	939,382
BP PLC	4,074,099	24,876,500
British American Tobacco PLC	372,254	11,120,122
BT Group PLC	2,836,264	3,895,399
Bunzl PLC	32,460	1,158,049
Burberry Group PLC	35,006	721,475
Centrica PLC	1,251,565	2,395,866
Coca-Cola HBC AG *	23,524	610,722
Compass Group PLC	144,216	3,635,881
CRH PLC	99,738	5,352,622
Croda International PLC	7,531	401,373
Currys PLC	1,294,885	705,223
DCC PLC	28,558	1,586,511
Diageo PLC	103,808	3,925,601
Direct Line Insurance Group PLC *	478,590	882,403
Dowlais Group PLC	156,325	190,323
DS Smith PLC	289,609	1,004,500
Entain PLC	40,039	454,534
Experian PLC	39,619	1,201,992
Ferguson PLC	19,413	2,915,905
Firstgroup PLC	444,929	856,221
Flutter Entertainment PLC *	4,092	643,530
Glencore PLC	3,136,546	16,613,731
GSK PLC	469,466	8,369,065
Haleon PLC	545,668	2,187,084
Hays PLC	510,730	598,499
HSBC Holdings PLC	2,238,360	16,161,890
IMI PLC	25,059	447,530
Imperial Brands PLC	185,234	3,946,255
Inchcape PLC	88,058	713,928
Informa PLC	82,487	714,706
International Distributions Services PLC *	530,162	1,627,717
Intertek Group PLC	15,694	730,926
ITV PLC	810,194	630,844
J Sainsbury PLC	739,303	2,313,144
John Wood Group PLC *	452,301	783,284
Johnson Matthey PLC	65,978	1,199,426
Kingfisher PLC	788,232	2,012,763
Land Securities Group PLC	60,759	421,163
Legal & General Group PLC	832,761	2,145,610
Lloyds Banking Group PLC	12,255,212	5,964,596
London Stock Exchange Group PLC	7,143	720,693
M&G PLC	914,413	2,208,155
Man Group PLC	180,732	483,212
Marks & Spencer Group PLC *	722,405	1,907,570
SECURITY	NUMBER OF SHARES	VALUE ($)
Melrose Industries PLC	155,224	883,810
Mondi PLC	111,927	1,810,475
National Grid PLC	456,875	5,447,306
NatWest Group PLC	574,759	1,250,570
Next PLC	11,321	949,180
Pearson PLC	97,275	1,126,028
Persimmon PLC	127,534	1,579,381
Phoenix Group Holdings PLC	95,053	525,062
Prudential PLC	198,601	2,076,648
Reckitt Benckiser Group PLC	40,915	2,737,497
RELX PLC	88,690	3,097,737
Rentokil Initial PLC	94,075	479,076
Rio Tinto PLC	205,989	13,142,192
Sage Group PLC	62,803	741,943
Severn Trent PLC	25,529	824,136
Shell PLC	1,748,394	56,345,187
Smith & Nephew PLC	87,155	975,362
Smiths Group PLC	36,303	712,106
Smurfit Kappa Group PLC	42,149	1,375,935
Spectris PLC	11,879	448,871
SSE PLC	158,845	3,156,815
St. James's Place PLC	37,747	294,267
Standard Chartered PLC	280,210	2,148,463
Tate & Lyle PLC	73,012	559,521
Taylor Wimpey PLC	1,017,593	1,374,404
Tesco PLC	2,226,630	7,306,815
Travis Perkins PLC	77,523	698,493
Unilever PLC	228,364	10,815,461
United Utilities Group PLC	72,284	934,889
Vodafone Group PLC	12,245,214	11,272,179
Whitbread PLC	16,527	670,139
WPP PLC	169,947	1,463,451
		314,329,765
Total Common Stocks (Cost $1,815,154,057)		2,046,150,814

PREFERRED STOCKS 1.0% OF NET ASSETS

Germany 0.6%
Bayerische Motoren Werke AG	14,997	1,275,189
FUCHS SE	15,573	632,498
Henkel AG & Co. KGaA	26,329	1,899,245
Volkswagen AG	83,966	8,904,650
		12,711,582

Italy 0.0%
Telecom Italia SpA *	4,911,220	1,278,927

Republic of Korea 0.4%
Hyundai Motor Co.	6,096	450,170
Hyundai Motor Co. 2nd	9,818	729,399
LG Chem Ltd.	773	161,446
LG H&H Co. Ltd.	418	43,927
Samsung Electronics Co. Ltd.	160,353	6,402,047
		7,786,989

Spain 0.0%
Grifols SA, B Shares *	38,175	305,402
Total Preferred Stocks (Cost $24,369,456)		22,082,900

See financial notes
56
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
WARRANTS 0.0% OF NET ASSETS

Canada 0.0%
Constellation Software, Inc.
expires 03/31/40 *(a)	290	1,451
Total Warrants (Cost $0)		1,451

SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)(d)	3,526,177	3,526,177
Total Short-Term Investments (Cost $3,526,177)		3,526,177
Total Investments in Securities (Cost $1,843,049,690)		2,071,761,342

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 12/15/23	176	17,372,080	(341,882)

*	Non-income producing security.
(a)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(b)	All or a portion of this security is on loan. Securities on loan were valued at $3,447,289.
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$592,752,870	$—	$592,752,870
Australia	—	97,688,265	472,284	98,160,549
Canada	138,469,342	—	—	138,469,342
Finland	706,219	19,870,484	—	20,576,703
Germany	807,840	146,553,239	—	147,361,079
Japan	983,226	579,207,640	—	580,190,866
Netherlands	560,067	53,039,614	—	53,599,681
Switzerland	1,520,016	99,189,943	—	100,709,959
United Kingdom	3,515,998	310,813,767	—	314,329,765
Preferred Stocks[1]	—	22,082,900	—	22,082,900
Warrants[1]
Canada	—	—	1,451	1,451
Short-Term Investments[1]	3,526,177	—	—	3,526,177
Liabilities
Futures Contracts[2]	(341,882)	—	—	(341,882)
Total	$149,747,003	$1,921,198,722	$473,735	$2,071,419,460

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
Schwab Fundamental Index Funds | Annual Report
57

Schwab Fundamental International Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $1,843,049,690) including securities on loan of $3,447,289		$2,071,761,342
Cash		4,287,111
Foreign currency, at value (cost $1,355,553)		1,354,233
Deposit with broker for futures contracts		1,457,207
Receivables:
Dividends		7,537,985
Foreign tax reclaims		2,397,946
Fund shares sold		1,416,489
Variation margin on future contracts		47,857
Income from securities on loan	+	19,009
Total assets		2,090,279,179

Liabilities
Collateral held for securities on loan		3,526,177
Payables:
Fund shares redeemed		849,936
Investment adviser fees		433,261
Investments bought	+	59,910
Total liabilities		4,869,284
Net assets		$2,085,409,895

Net Assets by Source
Capital received from investors		$2,006,101,214
Total distributable earnings	+	79,308,681
Net assets		$2,085,409,895

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,085,409,895		217,395,480		$9.59

See financial notes
58
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Large Company Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $9,132,161)		$71,001,154
Interest received from securities - unaffiliated		173,454
Securities on loan, net	+	259,212
Total investment income		71,433,820

Expenses
Investment adviser fees		4,892,183
Professional fees		19,021 [1]
Proxy fees[2]	+	728
Total expenses		4,911,932
Expense reduction	–	19,021 [1]
Net expenses	–	4,892,911
Net investment income		66,540,909

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(34,464,924)
Net realized gains on futures contracts		1,102,755
Net realized losses on foreign currency transactions	+	(336,962)
Net realized losses		(33,699,131)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		225,061,901
Net change in unrealized appreciation (depreciation) on futures contracts		(725,289)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	216,095
Net change in unrealized appreciation (depreciation)	+	224,552,707
Net realized and unrealized gains		190,853,576
Increase in net assets resulting from operations		$257,394,485

[1]
Professional fees associated with the filing of foreign withholding tax claims in the European Union are deemed to be non-contingent and non-routine expenses of the fund
(see financial notes 2(d) and 4 for additional information).

[2]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
Schwab Fundamental Index Funds | Annual Report
59

Schwab Fundamental International Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$66,540,909	$53,264,802
Net realized losses		(33,699,131)	(28,067,161)
Net change in unrealized appreciation (depreciation)	+	224,552,707	(318,729,237)
Increase (decrease) in net assets resulting from operations		$257,394,485	($293,531,596 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($49,119,207 )	($52,079,126 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		71,601,319	$703,060,604	82,237,833	$778,069,159
Shares reinvested		3,661,238	32,731,464	3,235,712	31,904,115
Shares redeemed	+	(43,832,250)	(423,334,845)	(32,691,719)	(305,948,761)
Net transactions in fund shares		31,430,307	$312,457,223	52,781,826	$504,024,513

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		185,965,173	$1,564,677,394	133,183,347	$1,406,263,603
Total increase	+	31,430,307	520,732,501	52,781,826	158,413,791
End of period		217,395,480	$2,085,409,895	185,965,173	$1,564,677,394
See financial notes
60
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Small Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$10.66	$15.42	$11.46	$12.57	$12.67
Income (loss) from investment operations:
Net investment income (loss)[1]	0.30	0.30	0.27	0.22	0.29
Net realized and unrealized gains (losses)	0.95	(4.21)	3.96	(0.97)	0.25
Total from investment operations	1.25	(3.91)	4.23	(0.75)	0.54
Less distributions:
Distributions from net investment income	(0.23)	(0.41)	(0.27)	(0.36)	(0.30)
Distributions from net realized gains	(0.33)	(0.44)	—	—	(0.34)
Total distributions	(0.56)	(0.85)	(0.27)	(0.36)	(0.64)
Net asset value at end of period	$11.35	$10.66	$15.42	$11.46	$12.57
Total return	11.76%	(26.61%)	37.25%	(6.28%)	5.13%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%[2]	0.39%	0.39%	0.39%
Net investment income (loss)	2.48%	2.37%	1.84%	1.89%	2.44%
Portfolio turnover rate	23%	36%	35%	25%	38%
Net assets, end of period (x 1,000)	$524,292	$530,184	$708,349	$576,948	$775,258

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Fundamental Index Funds | Annual Report
61

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.1% OF NET ASSETS

Australia 5.1%
Adbri Ltd. *	256,859	322,689
ALS Ltd.	55,791	381,825
Ansell Ltd.	38,388	518,653
Appen Ltd. *	56,508	32,506
ARB Corp. Ltd.	7,472	139,430
ASX Ltd.	12,339	440,842
Austal Ltd.	180,309	194,444
Bank of Queensland Ltd.	141,221	458,918
Bapcor Ltd.	71,300	242,695
Beach Energy Ltd.	490,370	482,991
Bega Cheese Ltd.	115,904	205,365
Bendigo & Adelaide Bank Ltd.	123,389	683,624
Boral Ltd. *	123,413	353,798
Breville Group Ltd.	15,201	206,018
carsales.com Ltd.	16,145	284,592
Challenger Ltd.	88,546	330,158
Champion Iron Ltd.	66,292	301,529
Charter Hall Group	33,243	184,166
Charter Hall Retail REIT	49,329	95,853
Cleanaway Waste Management Ltd.	278,745	397,085
Cochlear Ltd.	3,112	476,989
Collins Foods Ltd.	23,434	135,891
Coronado Global Resources, Inc.	240,841	264,931
Costa Group Holdings Ltd.	105,762	208,605
Credit Corp. Group Ltd.	9,087	70,107
Cromwell Property Group	319,754	65,208
CSR Ltd.	166,224	593,950
Dexus	124,097	512,544
Domino's Pizza Enterprises Ltd.	6,169	199,931
Eagers Automotive Ltd.	55,822	459,113
Elders Ltd.	50,789	191,652
Evolution Mining Ltd.	378,417	846,373
EVT Ltd.	19,746	130,929
FleetPartners Group Ltd. *	156,523	247,238
Flight Centre Travel Group Ltd.	20,635	245,295
G8 Education Ltd.	288,679	174,452
GPT Group	192,288	443,768
GrainCorp Ltd., Class A	96,476	426,390
GUD Holdings Ltd.	21,288	144,765
Harvey Norman Holdings Ltd.	201,519	471,044
Healius Ltd. *	146,086	168,355
Helia Group Ltd.	116,745	268,484
IGO Ltd.	29,180	176,696
Iluka Resources Ltd.	40,451	186,793
Inghams Group Ltd.	62,642	146,716
Insignia Financial Ltd.	150,668	198,159
InvoCare Ltd.	15,907	128,016
IRESS Ltd.	36,398	116,063
Link Administration Holdings Ltd.	136,101	103,313
Lottery Corp. Ltd.	135,504	391,141
Lynas Rare Earths Ltd. *	17,048	76,688
Magellan Financial Group Ltd.	49,843	206,843
McMillan Shakespeare Ltd.	17,308	184,456
Monadelphous Group Ltd.	29,400	263,382
SECURITY	NUMBER OF SHARES	VALUE ($)
National Storage REIT	54,158	69,051
nib holdings Ltd.	80,556	371,252
Nine Entertainment Co. Holdings Ltd.	248,019	292,263
Northern Star Resources Ltd.	79,502	582,176
NRW Holdings Ltd.	201,732	322,227
Nufarm Ltd.	115,367	318,783
oOh!media Ltd.	151,005	125,285
Orora Ltd.	347,153	544,033
Perenti Ltd. *	437,546	295,859
Perpetual Ltd.	20,475	250,316
Perseus Mining Ltd.	115,906	123,841
Platinum Asset Management Ltd.	169,541	121,240
Premier Investments Ltd.	12,261	177,788
Qantas Airways Ltd. *	160,760	503,646
Qube Holdings Ltd.	227,064	385,037
Ramelius Resources Ltd.	221,647	230,207
REA Group Ltd.	1,807	165,891
Reece Ltd.	24,590	274,171
Region RE Ltd.	112,116	140,189
Regis Resources Ltd. *	277,617	300,535
Reliance Worldwide Corp. Ltd.	132,354	295,012
Sandfire Resources Ltd. *	83,349	316,164
SEEK Ltd.	28,436	375,147
Service Stream Ltd.	311,329	173,928
Seven Group Holdings Ltd.	19,175	338,853
Sigma Healthcare Ltd.	510,422	209,377
Silver Lake Resources Ltd. *	199,718	131,365
Southern Cross Media Group Ltd.	251,969	144,845
St Barbara Ltd. *	1,012,320	111,557
Star Entertainment Group Ltd. *	636,615	215,059
Steadfast Group Ltd.	50,854	174,874
Super Retail Group Ltd.	50,530	425,175
Tabcorp Holdings Ltd.	333,017	164,320
TPG Telecom Ltd.	57,537	189,796
Vicinity Ltd.	591,489	640,660
Virgin Australia Holdings Pty. Ltd. *(a)	176,214	0
Viva Energy Group Ltd.	389,841	701,994
Washington H Soul Pattinson & Co. Ltd.	17,169	365,766
Waypoint REIT Ltd.	64,716	87,401
Westgold Resources Ltd. *	98,904	129,455
Whitehaven Coal Ltd.	128,777	606,576
Yancoal Australia Ltd.	37,958	116,559
		26,689,134

Austria 0.6%
ANDRITZ AG	13,786	634,557
AT&S Austria Technologie & Systemtechnik AG	6,429	161,407
CA Immobilien Anlagen AG	4,231	143,064
EVN AG	9,452	256,530
Lenzing AG *	5,673	220,891
Mayr Melnhof Karton AG	2,404	282,827
Oesterreichische Post AG	8,799	280,703
Strabag SE	10,044	397,109
UNIQA Insurance Group AG	29,185	235,650
Verbund AG	4,239	368,313
See financial notes
62
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Vienna Insurance Group AG Wiener Versicherung Gruppe	11,073	297,009
		3,278,060

Belgium 1.0%
Ackermans & van Haaren NV	4,226	627,362
Aedifica SA	1,961	106,983
Barco NV	10,848	166,559
Bekaert SA	14,834	600,635
bpost SA	98,182	531,898
Cofinimmo SA	3,726	231,703
D'ieteren Group	2,842	422,153
Elia Group SA	3,907	370,993
Euronav NV	20,962	374,619
Fagron	8,275	145,425
Gimv NV	2,175	84,106
KBC Ancora	4,139	156,557
Lotus Bakeries NV	13	96,287
Melexis NV	2,150	158,274
Ontex Group NV *	64,727	473,603
Recticel SA	11,778	105,951
Sofina SA	2,233	424,212
Warehouses De Pauw CVA	6,751	167,037
		5,244,357

Canada 7.7%
ADENTRA, Inc.	6,551	119,989
Advantage Energy Ltd. *	15,929	115,670
Aecon Group, Inc.	43,942	323,208
Ag Growth International, Inc.	3,272	114,836
Air Canada *	30,476	367,668
Alamos Gold, Inc., Class A	33,617	416,228
Algoma Steel Group, Inc.	53,067	371,192
Allied Properties Real Estate Investment Trust	20,920	239,107
Altus Group Ltd.	3,545	120,403
Aritzia, Inc. *	5,462	84,958
Artis Real Estate Investment Trust	39,740	176,527
ATS Corp. *	4,684	157,738
AutoCanada, Inc. *	12,406	214,438
Badger Infrastructure Solution	6,952	184,133
Baytex Energy Corp.	66,888	289,402
Birchcliff Energy Ltd.	42,256	233,410
BlackBerry Ltd. *	32,597	117,295
Boardwalk Real Estate Investment Trust	4,102	191,560
Bombardier, Inc., Class B *	12,387	397,402
Boralex, Inc., Class A	7,097	132,088
Boyd Group Services, Inc.	1,948	332,119
Brookfield Business Corp., Class A	9,714	137,436
Brookfield Infrastructure Corp., Class A	14,151	364,400
Brookfield Reinsurance Ltd. *	4,448	130,481
Brookfield Renewable Corp., Class A	9,847	224,029
BRP, Inc.	4,928	333,082
CAE, Inc. *	29,723	620,716
Cameco Corp.	18,101	740,487
Canaccord Genuity Group, Inc.	30,678	158,616
Canada Goose Holdings, Inc. *	4,985	55,287
Canadian Apartment Properties REIT	15,840	466,262
Canadian Western Bank	19,903	394,400
Canfor Corp. *	36,490	373,123
Capital Power Corp.	20,713	530,091
Cascades, Inc.	83,107	673,606
Celestica, Inc. *	54,258	1,266,509
Centerra Gold, Inc.	108,757	552,902
CES Energy Solutions Corp.	73,478	192,338
Chartwell Retirement Residences	42,715	312,951
SECURITY	NUMBER OF SHARES	VALUE ($)
Chemtrade Logistics Income Fund	41,830	245,837
Choice Properties Real Estate Investment Trust	25,853	224,460
Chorus Aviation, Inc. *	80,870	121,298
Cineplex, Inc. *	23,688	142,461
Cogeco Communications, Inc.	3,925	154,594
Cogeco, Inc.	6,227	211,675
Colliers International Group, Inc.	2,443	221,460
Crombie Real Estate Investment Trust	21,439	188,301
Definity Financial Corp.	4,014	110,977
Descartes Systems Group, Inc. *	2,169	156,769
Doman Building Materials Group Ltd.	37,373	181,643
Dorel Industries, Inc., Class B *	36,836	143,439
Dream Industrial Real Estate Investment Trust	13,582	114,689
Dream Office Real Estate Investment Trust	15,169	83,133
Dundee Precious Metals, Inc.	29,962	196,398
ECN Capital Corp.	57,216	79,217
Eldorado Gold Corp. *	30,788	333,023
Element Fleet Management Corp.	38,452	520,180
Enerflex Ltd.	56,910	226,532
Enerplus Corp.	23,574	398,637
Enghouse Systems Ltd.	5,497	129,066
Ensign Energy Services, Inc. *	77,004	141,042
EQB, Inc.	2,548	126,449
Equinox Gold Corp. *	27,020	118,270
ERO Copper Corp. *	5,428	73,665
Exchange Income Corp.	5,258	161,712
Extendicare, Inc.	22,776	96,245
Fiera Capital Corp., Class A	22,263	74,812
First Capital Real Estate Investment Trust	41,479	390,039
FirstService Corp.	2,288	323,760
Fortuna Silver Mines, Inc. *	48,916	137,215
Frontera Energy Corp. *	28,937	245,393
GFL Environmental, Inc.	6,841	197,078
Gibson Energy, Inc.	44,222	671,900
goeasy Ltd.	1,517	120,332
Granite Real Estate Investment Trust	3,476	158,291
H&R Real Estate Investment Trust	73,833	454,152
Hudbay Minerals, Inc.	77,607	338,578
IAMGOLD Corp. *	196,831	503,876
IGM Financial, Inc.	16,800	378,220
Innergex Renewable Energy, Inc.	19,209	118,294
Interfor Corp. *	34,657	427,605
International Petroleum Corp. *	15,498	161,937
Kelt Exploration Ltd. *	21,334	121,227
Killam Apartment Real Estate Investment Trust	12,330	139,327
Laurentian Bank of Canada	11,514	210,893
Maple Leaf Foods, Inc.	22,719	452,332
Martinrea International, Inc.	57,953	477,666
MEG Energy Corp. *	41,493	819,836
Mullen Group Ltd.	26,570	252,144
NFI Group, Inc. *	53,996	504,625
North West Co., Inc.	14,037	357,922
NorthWest Healthcare Properties Real Estate Investment Trust	34,379	99,412
NuVista Energy Ltd. *	22,472	217,955
Obsidian Energy Ltd. *	20,321	172,767
OceanaGold Corp.	194,445	325,302
Pan American Silver Corp.	49,959	729,886
Paramount Resources Ltd., Class A	4,182	100,513
Parex Resources, Inc.	34,399	659,330
Pason Systems, Inc.	13,302	127,481
Peyto Exploration & Development Corp.	34,369	361,844
PrairieSky Royalty Ltd.	10,905	191,481
Precision Drilling Corp. *	5,413	313,753
Premium Brands Holdings Corp., Class A	6,691	430,772
See financial notes
Schwab Fundamental Index Funds | Annual Report
63

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Primaris Real Estate Investment Trust	8,665	77,668
Primo Water Corp.	30,815	401,978
Quebecor, Inc., Class B	22,821	470,819
RB Global, Inc.	12,692	830,574
Real Matters, Inc. *	20,099	70,874
Richelieu Hardware Ltd.	8,832	264,180
Rogers Sugar, Inc.	24,646	91,528
Russel Metals, Inc.	27,319	680,636
Secure Energy Services, Inc.	55,107	305,984
Shawcor Ltd. *	20,347	213,044
Shopify, Inc., Class A *	10,471	494,499
Sienna Senior Living, Inc.	17,978	130,030
Sleep Country Canada Holdings, Inc.	9,736	153,543
SmartCentres Real Estate Investment Trust	21,637	335,301
SSR Mining, Inc.	26,342	364,524
Stantec, Inc.	12,131	742,250
Stelco Holdings, Inc.	12,933	364,465
Stella-Jones, Inc.	13,793	722,498
Superior Plus Corp.	54,636	367,195
TMX Group Ltd.	18,707	389,586
Torex Gold Resources, Inc. *	32,067	309,166
Toromont Industries Ltd.	9,346	703,604
TransAlta Corp.	63,107	461,897
Transcontinental, Inc., Class A	49,138	361,780
Trican Well Service Ltd.	63,340	214,216
Tricon Residential, Inc.	20,741	137,451
Vermilion Energy, Inc.	52,433	756,578
Wajax Corp.	11,339	244,155
Western Forest Products, Inc.	348,242	180,807
Westshore Terminals Investment Corp.	7,602	128,221
Whitecap Resources, Inc.	28,789	222,340
Winpak Ltd.	5,863	159,644
		40,246,244

Denmark 1.5%
Alm Brand AS	101,032	146,223
Chr Hansen Holding AS	8,361	570,552
D/S Norden AS	6,898	391,919
Demant AS *	10,966	418,457
Dfds AS	9,782	282,574
FLSmidth & Co. AS	15,599	585,008
Genmab AS *	1,371	387,558
GN Store Nord AS *	23,279	388,445
H Lundbeck AS	74,721	390,570
Jyske Bank AS *	8,347	588,250
Matas AS	11,800	153,569
NKT AS *	5,054	254,111
Per Aarsleff Holding AS	8,420	368,293
Ringkjoebing Landbobank AS	1,306	178,006
ROCKWOOL AS, B Shares	1,594	354,701
Royal Unibrew AS	6,597	477,219
Scandinavian Tobacco Group AS, A Shares	19,017	282,373
Schouw & Co. AS	4,906	302,762
Solar AS, B Shares	2,665	159,036
Spar Nord Bank AS	9,595	145,380
Sydbank AS	9,500	412,677
Topdanmark AS	5,982	268,138
Tryg AS	29,863	583,151
		8,088,972

Finland 0.9%
Cargotec OYJ, B Shares	12,449	491,388
Caverion OYJ	9,517	85,897
Finnair OYJ *(b)	266,172	16,238
SECURITY	NUMBER OF SHARES	VALUE ($)
Kamux Corp.	21,485	116,068
Kemira OYJ	29,385	475,774
Kojamo OYJ	24,301	207,599
Konecranes OYJ	21,237	696,324
Metsa Board OYJ, B Shares	44,078	333,744
Metso OYJ	43,340	381,844
Orion OYJ, B Shares	13,898	552,939
Terveystalo OYJ	21,384	147,899
TietoEVRY OYJ	20,613	432,451
Tokmanni Group Corp.	14,078	190,104
Uponor OYJ	12,614	382,174
YIT OYJ	133,734	237,971
		4,748,414

France 3.3%
Aeroports de Paris SA	3,507	393,832
Air France-KLM *	42,808	484,199
Altarea SCA	1,098	78,176
Alten SA	4,119	486,569
Beneteau SACA	10,706	129,180
BioMerieux	4,384	420,918
Carmila SA	10,296	144,272
CGG SA *	681,223	482,014
Cie Plastic Omnium SE	34,882	392,214
Clariane SE (b)	69,400	262,256
Coface SA	22,492	271,372
Covivio SA	9,985	427,901
Dassault Aviation SA	2,299	457,016
Derichebourg SA	51,996	225,390
Elior Group SA *	190,506	361,466
Eramet SA	2,710	187,663
Esso SA Francaise	1,964	120,531
Euronext NV	5,835	406,925
Fnac Darty SA	18,306	430,153
Gaztransport Et Technigaz SA	2,322	297,007
Gecina SA	5,704	560,081
Getlink SE	28,136	454,360
ICADE	12,556	410,271
Imerys SA	16,606	440,313
Ipsen SA	3,896	460,478
IPSOS SA	9,354	454,581
JCDecaux SE *	21,694	339,387
La Francaise des Jeux SAEM	8,253	266,217
Maisons du Monde SA	31,509	158,446
Mercialys SA	28,758	244,969
Metropole Television SA	30,766	385,620
Nexans SA	6,850	485,248
Nexity SA	32,577	455,181
Orpea SA *(b)	261,889	266,502
Quadient SA	21,740	454,523
Remy Cointreau SA	1,689	191,905
Sartorius Stedim Biotech	681	127,499
SMCP SA *	22,272	79,175
Societe BIC SA	8,773	550,665
SOITEC *	936	139,706
Sopra Steria Group SACA	3,406	611,500
SPIE SA	26,500	696,884
Television Francaise 1 SA	59,963	422,556
Trigano SA	2,228	292,574
Ubisoft Entertainment SA *	28,475	811,930
Vallourec SACA *	13,247	159,102
Verallia SA	12,885	418,974
Vicat SACA	11,259	345,689
Virbac SACA	584	167,683
Worldline SA *	16,972	215,815
		17,526,888

See financial notes
64
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Germany 3.8%
1&1 AG	30,496	524,570
ADLER Group SA *	299,298	132,375
AIXTRON SE	3,202	89,979
Aroundtown SA *	271,708	614,012
Auto1 Group SE *	18,869	111,067
BayWa AG	6,684	223,127
Bechtle AG	16,374	731,800
Befesa SA	6,119	179,002
Bilfinger SE	13,682	502,138
BRANICKS Group AG	17,085	70,698
CANCOM SE	11,578	289,060
Carl Zeiss Meditec AG, Bearer Shares	2,245	194,939
Ceconomy AG *	177,931	338,553
CompuGroup Medical SE & Co. KgaA	2,959	108,497
CTS Eventim AG & Co. KGaA	3,024	183,092
Delivery Hero SE *	3,966	101,356
Deutsche Pfandbriefbank AG	42,986	287,506
Deutsche Wohnen SE	6,862	147,659
Deutz AG	77,064	312,325
Duerr AG	14,227	292,728
DWS Group GmbH & Co. KGaA	9,076	266,417
ElringKlinger AG	23,320	131,594
Encavis AG *	7,416	96,843
Evotec SE *	7,295	126,131
Fielmann Group AG	4,751	204,643
Fraport AG Frankfurt Airport Services Worldwide *	7,994	397,298
Gerresheimer AG	5,365	500,411
Grand City Properties SA *	31,274	279,655
GRENKE AG	6,623	141,932
Hamburger Hafen und Logistik AG	13,040	231,548
Heidelberger Druckmaschinen AG *	77,210	92,619
Hella GmbH & Co. KGaA	4,840	368,589
HelloFresh SE *	18,511	404,895
Hensoldt AG	2,575	76,303
HOCHTIEF AG	8,193	848,731
Hornbach Holding AG & Co. KGaA	6,761	403,658
Hugo Boss AG	10,115	591,576
Jenoptik AG	7,870	186,938
JOST Werke SE	3,376	154,913
Kontron AG	8,590	173,143
Krones AG	3,284	320,101
LEG Immobilien SE *	10,014	625,992
Nemetschek SE	1,978	147,803
Nordex SE *	17,987	189,754
Norma Group SE	16,785	296,129
QIAGEN NV *	12,788	476,584
Rational AG	292	166,521
RTL Group SA	17,001	594,627
SAF-Holland SE	20,308	271,512
Sartorius AG	47	9,678
Scout24 SE	6,406	394,098
Siltronic AG	6,073	521,813
Sixt SE	3,106	267,984
Stabilus SE	5,256	333,735
Stroeer SE & Co. KGaA	5,597	256,075
Suedzucker AG	25,666	388,810
Synlab AG	25,058	262,885
TAG Immobilien AG *	51,988	568,436
Takkt AG	15,552	199,112
Talanx AG	12,695	800,029
TeamViewer SE *	5,129	78,916
Vitesco Technologies Group AG, Class A *	9,529	931,992
Wacker Chemie AG	3,042	373,324
SECURITY	NUMBER OF SHARES	VALUE ($)
Wacker Neuson SE	10,133	185,944
		19,774,174

Hong Kong 2.8%
AAC Technologies Holdings, Inc.	339,500	611,112
ASMPT Ltd.	80,700	683,493
Bank of East Asia Ltd.	428,990	509,482
BOC Aviation Ltd.	40,500	249,078
Brightoil Petroleum Holdings Ltd. *(a)	1,150,000	0
Budweiser Brewing Co. APAC Ltd.	157,100	298,544
Cathay Pacific Airways Ltd. *(b)	284,363	285,868
Chow Tai Fook Jewellery Group Ltd.	262,400	370,541
CITIC Telecom International Holdings Ltd.	575,000	219,229
CK Infrastructure Holdings Ltd.	39,500	183,084
Cowell e Holdings, Inc. *	105,000	251,906
DFI Retail Group Holdings Ltd.	141,520	301,865
Esprit Holdings Ltd. *	2,152,500	91,008
Fortune Real Estate Investment Trust	233,000	130,361
Hang Lung Properties Ltd.	318,000	417,997
HKBN Ltd.	341,500	118,267
Huabao International Holdings Ltd.	297,735	100,166
Hysan Development Co. Ltd.	109,000	200,642
IGG, Inc. *	858,900	302,140
Jinchuan Group International Resources Co. Ltd.	3,948,000	240,395
JS Global Lifestyle Co. Ltd.	213,000	33,545
Kerry Logistics Network Ltd.	207,000	175,566
Kerry Properties Ltd.	368,500	620,107
L'Occitane International SA	62,250	159,997
Luk Fook Holdings International Ltd.	152,000	377,081
Man Wah Holdings Ltd.	344,000	213,648
Melco International Development Ltd. *	448,000	313,149
MMG Ltd. *	1,340,000	395,144
Nexteer Automotive Group Ltd.	580,000	279,602
NWS Holdings Ltd.	540,000	638,949
Pacific Basin Shipping Ltd.	1,803,000	521,740
PC Partner Group Ltd.	212,000	84,927
Power Assets Holdings Ltd.	22,143	105,862
Powerlong Real Estate Holdings Ltd. *(b)	3,874,000	385,772
PRADA SpA	43,500	262,046
Samsonite International SA *	129,857	402,182
Singamas Container Holdings Ltd.	3,508,989	242,146
SITC International Holdings Co. Ltd.	262,000	403,586
SJM Holdings Ltd. *	571,500	198,358
Swire Properties Ltd.	154,200	298,563
Texhong International Group Ltd. *	324,500	176,921
Truly International Holdings Ltd.	1,720,000	176,533
United Energy Group Ltd.	1,476,000	235,675
United Laboratories International Holdings Ltd.	114,000	116,369
Value Partners Group Ltd.	458,000	158,302
Vitasoy International Holdings Ltd.	134,000	165,313
VSTECS Holdings Ltd.	652,000	329,683
VTech Holdings Ltd.	82,200	478,307
Wharf Holdings Ltd.	320,000	811,983
Wynn Macau Ltd. *	310,000	274,538
		14,600,772

Ireland 0.4%
AIB Group PLC	134,819	585,320
Cairn Homes PLC	192,839	227,724
Dalata Hotel Group PLC	34,426	146,069
Glanbia PLC	49,285	775,969
Irish Continental Group PLC	26,971	123,055
		1,858,137

See financial notes
Schwab Fundamental Index Funds | Annual Report
65

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Israel 1.2%
Alony Hetz Properties & Investments Ltd.	14,518	70,822
Ashdod Refinery Ltd. *	4,085	80,214
Ashtrom Group Ltd.	5,798	62,467
Azrieli Group Ltd.	2,607	112,250
Bezeq The Israeli Telecommunication Corp. Ltd.	415,910	511,776
Cellcom Israel Ltd. *	36,730	90,439
Clal Insurance Enterprises Holdings Ltd. *	13,097	163,609
Delek Automotive Systems Ltd.	18,981	87,742
Delek Group Ltd.	2,555	279,507
Elbit Systems Ltd.	2,339	435,057
Elco Ltd.	2,330	55,694
FIBI Holdings Ltd.	5,255	185,018
First International Bank Of Israel Ltd.	6,641	226,058
Formula Systems 1985 Ltd.	1,889	107,079
G City Ltd.	54,402	131,765
Harel Insurance Investments & Financial Services Ltd.	29,600	190,114
Isracard Ltd.	46,446	144,785
Israel Corp. Ltd. *	1,757	379,243
Mivne Real Estate KD Ltd.	51,466	111,049
Mizrahi Tefahot Bank Ltd.	15,186	470,031
Neto Malinda Trading Ltd. *	4,300	39,085
Nice Ltd. *	3,035	465,253
Oil Refineries Ltd.	1,345,334	368,785
Partner Communications Co. Ltd. *	27,688	100,575
Paz Oil Co. Ltd. *	4,085	290,438
Phoenix Holdings Ltd.	24,768	210,304
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	1,447	78,140
Shikun & Binui Ltd. *	54,428	122,894
Shufersal Ltd. *	89,379	377,324
Strauss Group Ltd. *	6,891	127,676
Tower Semiconductor Ltd. *	14,924	346,598
		6,421,791

Italy 2.6%
ACEA SpA	16,679	200,833
Alitalia - Linee Aeree Italiane SpA *(a)	14,782	0
Amplifon SpA	8,380	236,848
Anima Holding SpA	94,851	387,643
Azimut Holding SpA	23,205	488,950
Banca Generali SpA	8,741	283,553
Banca IFIS SpA	8,700	148,785
Banca Mediolanum SpA	41,834	341,598
Banca Monte dei Paschi di Siena SpA *	82,655	223,790
Banca Popolare di Sondrio SPA	93,146	508,226
BFF Bank SpA	25,309	243,318
BPER Banca	289,147	940,927
Brembo SpA	30,120	324,082
Buzzi SpA	26,033	689,332
Cementir Holding NV	16,696	139,032
Credito Emiliano SpA	15,796	128,084
Danieli & C Officine Meccaniche SpA	1,972	52,164
Davide Campari-Milano NV	28,181	311,506
De' Longhi SpA	16,103	360,307
DiaSorin SpA	1,925	172,523
doValue SpA	16,519	56,806
Enav SpA	54,190	180,613
ERG SpA	9,706	238,484
Esprinet SpA	38,143	180,319
Fincantieri SpA *(b)	210,621	112,321
FinecoBank Banca Fineco SpA	38,087	449,299
Infrastrutture Wireless Italiane SpA	17,337	189,837
Interpump Group SpA	8,575	358,558
SECURITY	NUMBER OF SHARES	VALUE ($)
Iren SpA	338,969	679,271
Italgas SpA	125,998	640,297
Maire Tecnimont SpA	45,313	210,707
MARR SpA	11,341	134,607
MFE-MediaForEurope NV, Class A	183,562	332,983
MFE-MediaForEurope NV, Class B	57,101	151,349
Moncler SpA	11,975	621,948
Nexi SpA *	25,792	149,872
OVS SpA	94,474	167,315
Piaggio & C SpA	43,524	117,040
Recordati Industria Chimica e Farmaceutica SpA	10,681	494,043
Reply SpA	1,971	185,980
Saipem SpA *	113,881	173,535
Salvatore Ferragamo SpA	11,462	140,237
Saras SpA	453,239	658,828
Technogym SpA	17,597	132,467
Unieuro SpA (b)	17,435	161,609
UnipolSai Assicurazioni SpA	127,208	301,502
Webuild SpA	111,757	201,269
		13,602,597

Japan 36.5%
77 Bank Ltd.	14,900	332,107
ABC-Mart, Inc.	19,000	294,292
Acom Co. Ltd.	131,000	307,627
Activia Properties, Inc.	73	197,501
Adastria Co. Ltd.	14,480	303,874
ADEKA Corp.	43,800	732,259
Advance Residence Investment Corp.	105	228,291
Aeon Delight Co. Ltd.	11,100	244,752
AEON Financial Service Co. Ltd.	49,600	408,876
Aeon Hokkaido Corp.	21,900	127,424
Aeon Mall Co. Ltd.	41,930	476,800
AEON REIT Investment Corp.	202	192,302
Ai Holdings Corp.	7,900	122,295
Aica Kogyo Co. Ltd.	19,800	454,916
Aichi Steel Corp.	17,100	400,679
Aida Engineering Ltd.	27,500	162,540
Aiful Corp.	67,300	169,494
Ain Holdings, Inc.	12,100	342,119
Alconix Corp.	23,600	213,732
Alpen Co. Ltd.	12,300	159,358
Amano Corp.	22,100	451,421
ANA Holdings, Inc. *	37,300	732,268
Anritsu Corp.	44,600	332,009
AOKI Holdings, Inc.	32,500	212,884
Aoyama Trading Co. Ltd.	52,200	523,582
Aozora Bank Ltd. (b)	32,200	656,773
Arata Corp.	19,700	733,195
ARCLANDS Corp.	14,300	153,175
Arcs Co. Ltd.	41,600	794,912
ARE Holdings, Inc.	23,300	294,973
Ariake Japan Co. Ltd.	3,800	120,175
As One Corp.	3,380	107,720
Asahi Diamond Industrial Co. Ltd.	20,800	118,838
Asahi Intecc Co. Ltd.	9,900	166,346
Asanuma Corp.	7,900	186,275
Asics Corp.	23,600	747,577
ASKUL Corp.	14,700	191,899
Autobacs Seven Co. Ltd.	37,400	384,696
Avex, Inc.	17,000	155,251
Awa Bank Ltd.	10,300	171,117
Azbil Corp.	24,800	732,807
BayCurrent Consulting, Inc.	4,000	100,427
Belc Co. Ltd.	5,300	248,575
Bell System24 Holdings, Inc. *	11,500	117,963
See financial notes
66
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Belluna Co. Ltd.	37,300	151,560
Benesse Holdings, Inc.	34,500	407,907
Bic Camera, Inc.	93,000	704,096
BIPROGY, Inc.	18,500	461,432
BML, Inc.	9,100	172,211
Bunka Shutter Co. Ltd.	29,500	248,795
C Uyemura & Co. Ltd.	1,900	103,161
Calbee, Inc.	24,000	461,050
Canon Electronics, Inc.	10,800	137,688
Canon Marketing Japan, Inc.	22,700	544,359
Capcom Co. Ltd.	8,800	283,266
Casio Computer Co. Ltd.	83,600	669,887
Cawachi Ltd.	14,100	235,801
Central Glass Co. Ltd.	13,300	252,068
Chiba Bank Ltd.	90,400	673,348
Chudenko Corp.	14,100	229,463
Chugoku Marine Paints Ltd.	19,700	178,199
Citizen Watch Co. Ltd.	112,500	656,102
CKD Corp.	20,000	251,511
CMK Corp.	32,600	143,644
Colowide Co. Ltd.	9,700	151,029
Comforia Residential REIT, Inc.	49	103,991
Cosmos Pharmaceutical Corp.	5,170	538,029
Create SD Holdings Co. Ltd.	8,800	188,714
Credit Saison Co. Ltd.	52,800	791,462
CyberAgent, Inc.	90,100	472,975
Daihen Corp.	7,600	239,537
Daiho Corp.	6,300	160,914
Daiichikosho Co. Ltd.	21,700	320,758
Daiken Corp.	2,600	51,628
Daiki Aluminium Industry Co. Ltd.	20,100	166,386
Daikokutenbussan Co. Ltd.	3,600	152,564
Daio Paper Corp.	56,400	463,390
Daiseki Co. Ltd.	6,560	181,171
Daishi Hokuetsu Financial Group, Inc.	10,400	271,575
Daito Pharmaceutical Co. Ltd.	7,700	98,372
Daiwa House REIT Investment Corp.	175	309,706
Daiwa Office Investment Corp.	29	126,859
Daiwa Securities Living Investments Corp.	165	122,002
DCM Holdings Co. Ltd.	64,600	504,430
DeNA Co. Ltd.	23,486	229,438
Descente Ltd.	6,152	171,585
Dexerials Corp.	8,300	189,326
Disco Corp.	6,325	1,116,989
DMG Mori Co. Ltd.	29,400	486,276
Doshisha Co. Ltd.	13,100	195,018
Doutor Nichires Holdings Co. Ltd.	15,000	216,580
DTS Corp.	10,000	205,384
Duskin Co. Ltd.	17,600	383,727
DyDo Group Holdings, Inc.	5,300	205,120
Eagle Industry Co. Ltd.	21,700	236,564
Earth Corp.	6,300	207,229
Eizo Corp.	7,750	248,679
Elecom Co. Ltd.	15,127	171,519
en Japan, Inc.	7,500	111,869
eRex Co. Ltd. (b)	9,900	48,811
Exedy Corp.	33,900	566,007
Ezaki Glico Co. Ltd.	25,400	738,306
Fancl Corp.	11,900	177,912
FCC Co. Ltd.	31,000	367,847
Ferrotec Holdings Corp.	8,500	149,406
Food & Life Cos. Ltd.	13,000	219,112
Foster Electric Co. Ltd.	30,898	183,880
FP Corp.	12,160	234,161
Frontier Real Estate Investment Corp.	43	128,640
Fuji Co. Ltd.	17,300	218,704
Fuji Corp.	31,838	479,412
Fuji Media Holdings, Inc.	31,000	307,883
SECURITY	NUMBER OF SHARES	VALUE ($)
Fuji Oil Co. Ltd.	89,300	187,376
Fuji Oil Holdings, Inc.	25,900	411,404
Fuji Seal International, Inc.	26,400	294,074
Fuji Soft, Inc.	9,400	338,262
Fujicco Co. Ltd.	8,400	108,387
Fujimi, Inc.	7,200	143,725
Fujimori Kogyo Co. Ltd.	10,300	259,901
Fujitec Co. Ltd.	16,700	362,559
Fujitsu General Ltd.	12,610	224,265
Fukuoka Financial Group, Inc.	30,800	814,159
Fukuoka REIT Corp.	110	118,433
Fukuyama Transporting Co. Ltd.	17,499	478,216
Fuso Chemical Co. Ltd.	4,500	122,274
Fuyo General Lease Co. Ltd.	3,345	271,951
Gakken Holdings Co. Ltd.	19,100	106,301
Geo Holdings Corp.	25,300	395,525
GLOBERIDE, Inc.	9,000	116,147
Glory Ltd.	27,200	507,125
GLP J-Reit *	292	261,532
GMO internet group, Inc.	9,500	138,365
Godo Steel Ltd.	7,000	203,223
Goldwin, Inc.	2,800	176,839
Gree, Inc.	22,800	85,205
G-Tekt Corp.	18,900	220,575
GungHo Online Entertainment, Inc.	10,950	165,099
Gunma Bank Ltd.	105,800	511,286
Gunze Ltd.	10,700	320,852
H.U. Group Holdings, Inc.	28,700	482,333
H2O Retailing Corp.	76,600	820,623
Hachijuni Bank Ltd.	88,600	504,588
Hakuto Co. Ltd.	3,700	125,123
Hamamatsu Photonics KK	10,400	386,287
Happinet Corp.	11,300	191,353
Harmonic Drive Systems, Inc.	2,800	60,646
Hazama Ando Corp.	97,800	756,974
Heiwa Corp.	14,800	209,499
Heiwa Real Estate Co. Ltd.	5,300	135,674
Heiwado Co. Ltd.	29,600	484,140
Hikari Tsushin, Inc.	3,950	569,878
Hirata Corp.	3,100	141,029
Hirose Electric Co. Ltd.	5,039	570,914
HIS Co. Ltd. *(b)	10,400	117,394
Hisamitsu Pharmaceutical Co., Inc.	15,600	497,569
Hitachi Zosen Corp.	80,000	417,326
Hogy Medical Co. Ltd.	5,100	110,814
Hokuetsu Corp.	73,700	565,478
Hokuhoku Financial Group, Inc.	51,800	604,769
Hokuriku Electric Power Co. *	160,600	796,614
Hokuto Corp.	9,100	109,211
Horiba Ltd.	10,900	551,118
Hoshizaki Corp.	18,500	597,451
Hosiden Corp.	39,000	458,376
Hosokawa Micron Corp.	5,100	143,143
House Foods Group, Inc.	28,400	599,696
Hulic Co. Ltd.	76,400	700,445
Hulic Reit, Inc.	103	105,070
Hyakugo Bank Ltd.	52,100	196,988
Hyakujushi Bank Ltd.	9,500	180,899
Ibiden Co. Ltd.	17,400	741,874
Idec Corp.	5,600	100,484
IDOM, Inc.	29,300	176,318
Iino Kaiun Kaisha Ltd.	25,100	180,035
Inaba Denki Sangyo Co. Ltd.	29,900	623,501
Inabata & Co. Ltd.	34,400	718,169
Industrial & Infrastructure Fund Investment Corp.	162	145,605
Intage Holdings, Inc.	6,400	70,821
See financial notes
Schwab Fundamental Index Funds | Annual Report
67

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Integrated Design & Engineering Holdings Co. Ltd.	5,600	124,306
Internet Initiative Japan, Inc.	15,800	255,306
Invincible Investment Corp.	374	143,841
Iriso Electronics Co. Ltd.	4,700	110,960
Ishihara Sangyo Kaisha Ltd.	24,000	224,838
Ito En Ltd.	14,700	477,683
Itochu Enex Co. Ltd.	51,900	510,147
Itochu Techno-Solutions Corp.	8,500	243,807
Izumi Co. Ltd.	32,500	821,779
Jaccs Co. Ltd.	9,100	312,797
JAFCO Group Co. Ltd.	16,400	176,641
Japan Airlines Co. Ltd.	42,300	777,634
Japan Airport Terminal Co. Ltd.	3,800	167,120
Japan Aviation Electronics Industry Ltd.	19,100	360,007
Japan Excellent, Inc.	188	165,011
Japan Hotel REIT Investment Corp.	346	157,303
Japan Lifeline Co. Ltd.	22,200	169,283
Japan Logistics Fund, Inc.	66	122,251
Japan Metropolitan Fund Invest	723	466,586
Japan Petroleum Exploration Co. Ltd.	12,700	434,868
Japan Post Bank Co. Ltd.	79,100	733,194
Japan Prime Realty Investment Corp.	98	229,545
Japan Real Estate Investment Corp.	133	494,005
Japan Steel Works Ltd.	19,500	316,382
Japan Wool Textile Co. Ltd.	32,200	292,748
Jeol Ltd.	5,600	158,107
Joshin Denki Co. Ltd.	31,100	494,020
Joyful Honda Co. Ltd.	33,200	389,940
Juki Corp.	30,800	121,535
JVCKenwood Corp.	116,400	500,257
Kadokawa Corp.	12,200	235,009
Kaga Electronics Co. Ltd.	8,400	336,129
Kagome Co. Ltd.	16,300	339,095
Kakaku.com, Inc.	16,500	159,134
Kaken Pharmaceutical Co. Ltd.	12,482	276,416
Kameda Seika Co. Ltd.	3,600	97,302
Kamigumi Co. Ltd.	36,300	736,402
Kanamoto Co. Ltd.	24,700	400,860
Kandenko Co. Ltd.	86,300	799,684
Kansai Paint Co. Ltd.	46,260	677,001
Kanto Denka Kogyo Co. Ltd.	23,100	122,068
Katitas Co. Ltd.	7,061	94,246
Kato Sangyo Co. Ltd.	22,600	635,445
Keihan Holdings Co. Ltd.	20,500	501,388
Keikyu Corp.	57,600	488,357
Keio Corp.	22,400	664,708
Keisei Electric Railway Co. Ltd.	16,200	610,248
Keiyo Bank Ltd.	36,100	163,792
Kenedix Office Investment Corp.	188	196,082
Kenedix Residential Next Investment Corp. *(a)	75	104,781
Kenedix Retail REIT Corp. *(a)	67	117,235
KFC Holdings Japan Ltd.	5,800	115,537
KH Neochem Co. Ltd.	13,300	201,464
Kissei Pharmaceutical Co. Ltd.	7,100	150,172
Kitz Corp.	43,400	293,262
Kiyo Bank Ltd.	16,700	172,393
Koa Corp.	9,200	88,655
Kobayashi Pharmaceutical Co. Ltd.	8,400	346,779
Kobe Bussan Co. Ltd.	8,000	197,984
Koei Tecmo Holdings Co. Ltd.	10,460	136,583
Kohnan Shoji Co. Ltd.	17,200	445,875
Kojima Co. Ltd.	26,100	114,081
Kokuyo Co. Ltd.	38,300	593,649
Komeri Co. Ltd.	20,600	427,158
Konami Group Corp.	13,500	699,328
Konoike Transport Co. Ltd.	14,900	197,212
SECURITY	NUMBER OF SHARES	VALUE ($)
Kose Corp.	4,900	324,630
KPP Group Holdings Co. Ltd.	31,900	137,866
Kumagai Gumi Co. Ltd.	28,200	706,724
Kumiai Chemical Industry Co. Ltd.	26,200	190,964
Kura Sushi, Inc.	5,500	130,895
Kureha Corp.	7,200	427,600
Kusuri No. Aoki Holdings Co. Ltd.	4,000	262,071
KYB Corp.	11,300	333,824
Kyoei Steel Ltd.	20,900	265,125
Kyokuto Kaihatsu Kogyo Co. Ltd.	20,400	248,489
Kyorin Pharmaceutical Co. Ltd.	17,900	211,138
Kyoritsu Maintenance Co. Ltd.	3,500	133,861
Kyoto Financial Group, Inc.	7,200	408,195
Kyowa Kirin Co. Ltd.	34,500	541,108
Kyudenko Corp.	21,800	651,187
Kyushu Financial Group, Inc.	84,100	529,954
LaSalle Logiport REIT	84	82,381
Lasertec Corp.	700	115,626
Lawson, Inc.	14,883	716,976
Life Corp.	17,700	417,235
Lintec Corp.	30,000	495,878
M3, Inc.	18,400	283,382
Mabuchi Motor Co. Ltd.	17,000	485,682
Macnica Holdings, Inc.	23,800	966,980
Makino Milling Machine Co. Ltd.	9,250	385,987
Mandom Corp.	17,500	160,522
Marubun Corp.	12,100	88,414
Maruha Nichiro Corp.	37,300	638,519
Marui Group Co. Ltd.	36,100	570,854
Maruichi Steel Tube Ltd.	20,400	506,254
MARUKA FURUSATO Corp.	5,000	91,817
Maruwa Co. Ltd.	900	157,917
Matsuda Sangyo Co. Ltd.	13,000	226,412
Max Co. Ltd.	11,800	199,138
Maxell Ltd.	22,600	241,724
McDonald's Holdings Co. Japan Ltd.	10,700	416,313
MCJ Co. Ltd.	33,100	238,134
Mebuki Financial Group, Inc.	253,076	766,115
Megachips Corp.	7,100	183,057
Megmilk Snow Brand Co. Ltd.	48,600	783,333
Meidensha Corp.	24,600	385,405
Meiko Electronics Co. Ltd.	7,900	163,861
MEITEC Group Holdings, Inc.	16,200	285,121
Menicon Co. Ltd.	8,000	92,744
METAWATER Co. Ltd.	8,900	112,201
Mimasu Semiconductor Industry Co. Ltd.	6,600	107,026
MIRAIT ONE Corp.	60,400	800,526
Mirarth Holdings, Inc.	54,200	157,993
Mitsubishi HC Capital, Inc.	87,100	574,183
Mitsubishi Logisnext Co. Ltd.	37,200	291,849
Mitsubishi Logistics Corp.	20,900	546,742
Mitsubishi Pencil Co. Ltd.	9,600	118,340
Mitsuboshi Belting Ltd.	3,000	86,607
Mitsui E&S Co. Ltd.	52,000	142,559
Mitsui High-Tec, Inc.	2,070	87,401
Mitsui Matsushima Holdings Co. Ltd.	6,100	111,628
Mitsui-Soko Holdings Co. Ltd.	11,400	324,713
Miura Co. Ltd.	15,500	300,529
MIXI, Inc.	20,300	307,465
Mizuho Leasing Co. Ltd.	7,100	225,885
Mizuno Corp.	12,000	352,026
Mochida Pharmaceutical Co. Ltd.	9,600	211,541
Modec, Inc. *	13,500	148,481
Monex Group, Inc.	31,000	136,343
MonotaRO Co. Ltd.	13,200	105,494
Mori Hills REIT Investment Corp.	117	109,506
Morinaga & Co. Ltd.	14,700	530,145
MOS Food Services, Inc.	6,500	141,798
See financial notes
68
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Musashi Seimitsu Industry Co. Ltd.	24,400	234,843
Musashino Bank Ltd.	9,600	181,012
Nabtesco Corp.	34,200	605,740
Nachi-Fujikoshi Corp.	12,900	321,455
Nakanishi, Inc.	5,200	114,209
Nankai Electric Railway Co. Ltd.	25,600	490,285
Nanto Bank Ltd.	8,900	160,197
NEC Networks & System Integration Corp.	22,100	299,094
NET One Systems Co. Ltd.	17,448	266,307
Nexon Co. Ltd.	32,622	598,589
Nextage Co. Ltd.	4,400	60,792
Nichias Corp.	26,900	533,689
Nichicon Corp.	21,800	182,200
Nichiha Corp.	14,400	284,342
Nifco, Inc.	24,000	562,853
Nihon Chouzai Co. Ltd.	14,672	137,746
Nihon Kohden Corp.	20,300	479,461
Nihon M&A Center Holdings, Inc.	22,600	103,221
Nihon Parkerizing Co. Ltd.	39,900	289,577
Nikkiso Co. Ltd.	32,800	208,924
Nikkon Holdings Co. Ltd.	25,500	541,078
Nippn Corp.	33,200	505,613
Nippon Accommodations Fund, Inc.	39	157,123
Nippon Building Fund, Inc.	146	586,618
Nippon Carbon Co. Ltd.	4,100	120,098
Nippon Chemi-Con Corp. *	14,700	124,635
Nippon Coke & Engineering Co. Ltd. *	169,716	124,887
Nippon Denko Co. Ltd.	56,800	109,450
Nippon Densetsu Kogyo Co. Ltd.	21,500	293,110
Nippon Gas Co. Ltd.	23,400	351,690
Nippon Kanzai Holdings Co. Ltd.	5,900	97,806
Nippon Kayaku Co. Ltd.	72,100	619,375
Nippon Paint Holdings Co. Ltd.	86,701	582,900
Nippon Prologis REIT, Inc. *	141	250,892
NIPPON REIT Investment Corp.	51	117,826
Nippon Road Co. Ltd.	8,500	111,683
Nippon Sanso Holdings Corp.	30,900	779,251
Nippon Sheet Glass Co. Ltd. *	103,300	453,868
Nippon Shinyaku Co. Ltd.	8,200	332,560
Nippon Shokubai Co. Ltd.	19,646	729,692
Nippon Soda Co. Ltd.	11,200	401,551
Nippon Thompson Co. Ltd.	30,200	107,632
Nippon Yakin Kogyo Co. Ltd.	6,610	176,290
Nipro Corp.	67,800	516,260
Nishimatsu Construction Co. Ltd.	13,600	327,446
Nishimatsuya Chain Co. Ltd.	18,300	235,046
Nishi-Nippon Financial Holdings, Inc.	41,700	498,028
Nishi-Nippon Railroad Co. Ltd.	26,400	426,538
Nishio Holdings Co. Ltd.	11,500	254,823
Nissha Co. Ltd.	19,400	201,699
Nisshin Oillio Group Ltd.	17,700	494,352
Nisshinbo Holdings, Inc.	91,300	660,389
Nitta Corp.	7,200	162,576
Nittetsu Mining Co. Ltd.	9,400	295,982
Nitto Boseki Co. Ltd.	10,600	238,563
Nitto Kogyo Corp.	12,000	274,281
Noevir Holdings Co. Ltd.	3,000	105,220
NOF Corp.	13,400	528,643
Nohmi Bosai Ltd.	10,000	120,410
Nojima Corp.	60,900	542,390
Nomura Co. Ltd.	29,000	166,970
Nomura Real Estate Master Fund, Inc. *	496	547,315
Noritake Co. Ltd.	8,500	330,831
Noritz Corp.	24,200	254,058
North Pacific Bank Ltd.	83,800	215,801
NS Solutions Corp.	9,600	278,779
NS United Kaiun Kaisha Ltd.	5,800	164,868
NSD Co. Ltd.	11,200	194,867
SECURITY	NUMBER OF SHARES	VALUE ($)
NTN Corp.	308,703	549,939
NTT UD REIT Investment Corp.	148	122,006
Obic Co. Ltd.	2,700	399,104
Odakyu Electric Railway Co. Ltd.	60,500	861,298
Ogaki Kyoritsu Bank Ltd.	11,700	163,394
Oiles Corp.	8,500	107,636
Okamura Corp.	36,200	515,367
Okasan Securities Group, Inc.	47,100	212,975
Oki Electric Industry Co. Ltd.	96,300	581,000
Okinawa Cellular Telephone Co.	5,200	109,983
Okinawa Electric Power Co., Inc.	47,482	346,710
OKUMA Corp.	11,900	489,929
Okumura Corp.	18,300	559,787
Onoken Co. Ltd.	25,600	284,589
Onward Holdings Co. Ltd.	71,200	225,445
Open House Group Co. Ltd.	15,900	524,069
Oracle Corp.	5,000	354,698
Organo Corp.	5,400	178,042
Orient Corp.	28,760	214,400
Orix JREIT, Inc.	282	324,092
Osaka Soda Co. Ltd.	7,100	416,987
OSG Corp.	26,700	304,663
Outsourcing, Inc.	37,800	280,888
Oyo Corp.	7,200	110,049
Pacific Industrial Co. Ltd.	35,000	321,290
Pack Corp.	4,800	106,693
Paramount Bed Holdings Co. Ltd.	12,600	214,674
Park24 Co. Ltd. *	23,000	259,113
Pasona Group, Inc.	12,100	108,241
PHC Holdings Corp.	8,400	79,440
Pigeon Corp.	27,800	295,177
Pilot Corp.	10,100	342,748
Piolax, Inc.	7,400	109,288
Pola Orbis Holdings, Inc.	24,000	241,073
Press Kogyo Co. Ltd.	95,300	408,172
Prima Meat Packers Ltd.	28,000	425,999
Qol Holdings Co. Ltd.	16,000	184,689
Raito Kogyo Co. Ltd.	16,900	218,751
Rakuten Group, Inc.	145,683	538,870
Relo Group, Inc.	13,700	135,823
Resorttrust, Inc.	13,588	195,533
Retail Partners Co. Ltd.	34,000	387,742
Rinnai Corp.	33,800	620,887
Rohto Pharmaceutical Co. Ltd.	24,800	578,616
Round One Corp.	37,300	135,306
Ryobi Ltd.	32,200	603,969
Ryosan Co. Ltd.	12,400	390,758
Ryoyo Electro Corp.	7,900	187,626
S Foods, Inc.	16,100	340,574
Saibu Gas Holdings Co. Ltd.	10,800	137,005
Saizeriya Co. Ltd.	7,400	300,674
Sakai Chemical Industry Co. Ltd.	13,200	180,720
Sakai Moving Service Co. Ltd.	7,400	126,303
Sakata Seed Corp.	5,600	150,683
SAMTY Co. Ltd.	7,700	126,615
San-A Co. Ltd.	9,400	291,197
Sangetsu Corp.	20,300	381,496
San-In Godo Bank Ltd.	35,300	243,138
Sanken Electric Co. Ltd.	3,900	193,971
Sanki Engineering Co. Ltd.	32,100	373,114
Sankyo Co. Ltd.	7,100	295,061
Sanoh Industrial Co. Ltd.	24,652	143,982
Sanyo Chemical Industries Ltd.	7,450	198,064
Sanyo Denki Co. Ltd.	3,500	129,478
Sanyo Special Steel Co. Ltd.	11,000	187,470
Sapporo Holdings Ltd.	19,600	690,040
Sato Holdings Corp.	12,600	169,226
SBS Holdings, Inc.	5,200	92,318
See financial notes
Schwab Fundamental Index Funds | Annual Report
69

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SCREEN Holdings Co. Ltd.	16,600	771,769
Scroll Corp.	13,700	85,527
SCSK Corp.	29,428	502,344
Sega Sammy Holdings, Inc.	41,600	650,606
Seibu Holdings, Inc.	56,255	549,300
Seiko Group Corp.	12,400	193,640
Seiren Co. Ltd.	13,000	192,841
Sekisui House Reit, Inc.	321	169,063
Sekisui Jushi Corp.	10,300	167,967
Senko Group Holdings Co. Ltd.	73,700	507,777
Senshu Ikeda Holdings, Inc.	80,300	188,717
Seria Co. Ltd.	16,300	225,924
Seven Bank Ltd.	171,000	338,583
Shibaura Machine Co. Ltd.	8,500	210,476
Shiga Bank Ltd.	9,300	245,941
Shindengen Electric Manufacturing Co. Ltd.	5,000	94,588
Shin-Etsu Polymer Co. Ltd.	13,500	122,520
Shinko Electric Industries Co. Ltd.	9,100	292,191
Shinmaywa Industries Ltd.	38,900	310,419
Ship Healthcare Holdings, Inc.	29,400	453,910
Shizuoka Gas Co. Ltd.	36,700	249,356
SHO-BOND Holdings Co. Ltd.	5,500	216,607
Shoei Foods Corp.	5,300	150,193
Siix Corp.	22,900	214,539
Sinfonia Technology Co. Ltd.	13,800	144,703
SKY Perfect JSAT Holdings, Inc.	65,400	302,700
Skylark Holdings Co. Ltd. *	51,300	756,869
Sodick Co. Ltd.	25,500	128,618
Sotetsu Holdings, Inc.	21,400	377,752
Square Enix Holdings Co. Ltd.	15,300	508,293
Star Micronics Co. Ltd.	12,800	153,883
Starts Corp., Inc.	12,900	245,005
Sugi Holdings Co. Ltd.	15,900	643,606
Sumida Corp.	10,226	87,859
Sumitomo Bakelite Co. Ltd.	10,800	480,577
Sumitomo Mitsui Construction Co. Ltd.	168,080	445,924
Sumitomo Osaka Cement Co. Ltd.	25,100	584,295
Sumitomo Pharma Co. Ltd.	113,031	345,158
Sumitomo Seika Chemicals Co. Ltd.	4,000	123,020
Sumitomo Warehouse Co. Ltd.	19,200	307,384
Sun Frontier Fudousan Co. Ltd.	12,500	121,288
Suruga Bank Ltd.	74,800	319,607
SWCC Corp.	14,700	204,393
Systena Corp.	49,100	83,588
Tachi-S Co. Ltd.	34,000	373,037
Tadano Ltd.	47,000	353,351
Taikisha Ltd.	14,400	419,036
Taisho Pharmaceutical Holdings Co. Ltd.	14,300	566,252
Taiyo Holdings Co. Ltd.	8,200	133,734
Takamatsu Construction Group Co. Ltd.	13,700	249,436
Takaoka Toko Co. Ltd.	8,084	110,289
Takara Holdings, Inc.	71,963	599,861
Takara Standard Co. Ltd.	30,800	373,888
Takasago Thermal Engineering Co. Ltd.	30,000	592,338
Takeuchi Manufacturing Co. Ltd.	10,900	310,989
Takuma Co. Ltd.	27,200	263,885
Tama Home Co. Ltd.	3,410	77,050
Tamura Corp.	29,900	97,554
Tanseisha Co. Ltd.	29,300	164,636
TBS Holdings, Inc.	15,000	244,533
TechnoPro Holdings, Inc.	13,300	263,484
T-Gaia Corp.	17,000	202,478
THK Co. Ltd.	37,000	661,251
TKC Corp.	5,300	123,633
Toa Corp.	10,200	253,666
Toagosei Co. Ltd.	58,500	536,710
Tocalo Co. Ltd.	15,600	141,005
SECURITY	NUMBER OF SHARES	VALUE ($)
Toda Corp.	121,700	675,847
Toei Co. Ltd.	1,300	152,623
Toho Co. Ltd.	15,700	536,360
Toho Zinc Co. Ltd.	12,000	127,342
Tokai Carbon Co. Ltd.	71,100	545,613
TOKAI Holdings Corp.	61,600	397,265
Tokai Rika Co. Ltd.	50,169	787,267
Tokai Tokyo Financial Holdings, Inc.	55,400	188,167
Token Corp.	6,450	338,498
Tokushu Tokai Paper Co. Ltd.	4,100	97,796
Tokyo Century Corp.	13,800	531,696
Tokyo Ohka Kogyo Co. Ltd.	6,600	381,353
Tokyo Seimitsu Co. Ltd.	9,700	453,430
Tokyo Steel Manufacturing Co. Ltd.	27,100	313,224
Tokyo Tatemono Co. Ltd.	58,400	775,454
Tokyu Construction Co. Ltd.	62,900	323,649
Tokyu REIT, Inc.	80	95,463
TOMONY Holdings, Inc.	35,000	117,944
Tomy Co. Ltd.	34,200	471,707
Topcon Corp.	27,400	249,855
Topre Corp.	46,300	498,902
Toshiba TEC Corp.	11,100	241,287
Totetsu Kogyo Co. Ltd.	16,000	311,818
Towa Pharmaceutical Co. Ltd.	12,300	226,103
Toyo Construction Co. Ltd.	36,100	294,556
Toyo Ink SC Holdings Co. Ltd.	28,800	489,253
Toyo Tire Corp.	58,700	871,879
Toyobo Co. Ltd.	89,700	601,835
Toyota Boshoku Corp.	48,000	834,764
TPR Co. Ltd.	33,600	393,858
Trancom Co. Ltd.	3,900	179,174
Transcosmos, Inc.	13,000	264,732
Trend Micro, Inc.	16,200	610,491
Trusco Nakayama Corp.	19,900	300,340
TSI Holdings Co. Ltd.	62,800	335,281
Tsubaki Nakashima Co. Ltd.	23,300	113,935
Tsubakimoto Chain Co.	24,500	619,317
Tsugami Corp.	17,000	121,804
Tsumura & Co.	20,990	375,580
TV Asahi Holdings Corp.	16,290	175,606
UACJ Corp.	27,430	558,344
Uchida Yoko Co. Ltd.	5,300	243,922
Ulvac, Inc.	14,800	508,960
Unipres Corp.	63,300	446,163
United Arrows Ltd.	16,600	211,881
United Super Markets Holdings, Inc.	65,800	467,011
United Urban Investment Corp.	353	355,883
Ushio, Inc.	32,200	392,693
USS Co. Ltd.	30,173	527,391
UT Group Co. Ltd. *	5,800	71,640
V Technology Co. Ltd.	8,000	98,895
Valor Holdings Co. Ltd.	46,200	723,234
Valqua Ltd.	5,400	133,220
VT Holdings Co. Ltd.	54,400	183,188
Wacoal Holdings Corp.	21,200	484,579
Wacom Co. Ltd.	45,100	155,486
Warabeya Nichiyo Holdings Co. Ltd.	19,400	445,675
Welcia Holdings Co. Ltd.	32,200	533,741
Workman Co. Ltd. (b)	4,000	103,053
World Co. Ltd.	15,500	160,179
Xebio Holdings Co. Ltd.	28,414	182,872
Yachiyo Industry Co. Ltd.	11,400	105,276
YAMABIKO Corp.	16,400	155,797
Yamaguchi Financial Group, Inc.	50,100	459,790
Yamato Kogyo Co. Ltd.	7,700	368,913
Yamazen Corp.	63,200	512,013
Yaoko Co. Ltd.	8,392	432,039
Yellow Hat Ltd.	18,200	220,201
See financial notes
70
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Yodogawa Steel Works Ltd.	17,100	400,342
Yokogawa Bridge Holdings Corp.	15,300	252,901
Yokowo Co. Ltd.	9,600	79,437
Yondoshi Holdings, Inc.	10,000	125,426
Yoshinoya Holdings Co. Ltd.	14,300	334,198
Yuasa Trading Co. Ltd.	14,800	404,805
Zenkoku Hosho Co. Ltd.	5,900	188,672
Zensho Holdings Co. Ltd.	13,700	720,097
Zeon Corp.	63,500	524,857
ZERIA Pharmaceutical Co. Ltd.	8,000	106,282
Zojirushi Corp.	12,000	123,448
ZOZO, Inc.	10,600	201,556
		191,353,117

Luxembourg 0.0%
Espirito Santo Financial Group SA *(a)	69,773	0

Netherlands 1.4%
Adyen NV *	407	274,516
Allfunds Group PLC	22,935	117,384
AMG Critical Materials NV	3,188	83,142
Arcadis NV	13,375	565,292
ASM International NV	2,009	829,074
Basic-Fit NV *(b)	3,858	98,693
BE Semiconductor Industries NV	5,575	575,896
Corbion NV	11,826	204,811
Eurocommercial Properties NV	9,411	202,039
ForFarmers NV	60,575	148,705
Fugro NV *	21,193	350,044
IMCD NV	4,731	569,591
JDE Peet's NV	13,270	368,436
Just Eat Takeaway.com NV *	14,663	178,679
Koninklijke BAM Groep NV	171,793	354,991
Koninklijke Heijmans NV	16,088	184,801
Koninklijke Vopak NV	15,575	525,144
OCI NV	14,488	337,582
PostNL NV	254,444	474,127
Sligro Food Group NV	19,259	328,563
TKH Group NV	10,904	398,857
Van Lanschot Kempen NV	5,597	150,414
Wereldhave NV	13,166	198,536
		7,519,317

New Zealand 0.8%
a2 Milk Co. Ltd. *	91,896	223,791
Auckland International Airport Ltd.	64,730	276,804
Chorus Ltd.	74,271	310,660
Contact Energy Ltd.	156,907	712,115
EBOS Group Ltd.	27,559	562,595
Fisher & Paykel Healthcare Corp. Ltd.	41,356	501,396
Freightways Group Ltd.	24,444	106,096
Infratil Ltd.	40,528	232,065
Mainfreight Ltd.	10,735	358,315
Mercury NZ Ltd.	93,187	320,315
Meridian Energy Ltd.	185,411	522,184
Ryman Healthcare Ltd.	42,535	141,017
		4,267,353

Norway 1.6%
Aker ASA, A Shares	3,180	191,232
Aker Solutions ASA	52,458	209,478
Atea ASA *	29,144	303,155
Austevoll Seafood ASA	40,772	278,659
Bakkafrost P	5,458	246,372
SECURITY	NUMBER OF SHARES	VALUE ($)
Borregaard ASA	14,250	193,394
BW LPG Ltd.	24,657	348,744
BW Offshore Ltd.	58,225	121,679
DNO ASA	264,788	269,944
Elkem ASA	126,061	195,000
Elmera Group ASA	88,639	189,165
Europris ASA	36,499	206,870
Gjensidige Forsikring ASA	28,061	420,824
Grieg Seafood ASA	16,824	111,674
Kongsberg Automotive ASA *	595,366	105,804
Kongsberg Gruppen ASA	6,378	260,539
Leroy Seafood Group ASA	83,329	330,075
Odfjell Drilling Ltd.	42,626	149,205
PGS ASA *	373,804	339,689
Salmar ASA	9,840	466,563
Schibsted ASA, A Shares	8,602	172,333
Schibsted ASA, B Shares	10,410	193,164
SpareBank 1 Nord Norge	27,506	232,610
SpareBank 1 SMN	28,428	344,932
SpareBank 1 SR-Bank ASA	32,877	357,081
Stolt-Nielsen Ltd.	6,264	206,072
Storebrand ASA	75,971	634,430
TGS ASA	27,366	374,252
TOMRA Systems ASA	18,965	150,324
Var Energi ASA	61,866	209,009
Veidekke ASA	35,269	304,355
Wallenius Wilhelmsen ASA	27,340	229,774
		8,346,401

Poland 1.5%
Alior Bank SA *	35,540	559,497
Allegro.eu SA *	21,041	150,933
Asseco Poland SA	26,215	479,991
Bank Millennium SA *	120,088	208,950
Bank Polska Kasa Opieki SA	35,209	1,069,902
CCC SA *	10,132	95,894
CD Projekt SA	3,605	90,005
Cyfrowy Polsat SA *	156,041	486,527
Dino Polska SA *	2,203	208,746
Enea SA *	277,426	480,873
Grupa Azoty SA *	39,240	205,314
Grupa Kety SA	1,891	318,981
Jastrzebska Spolka Weglowa SA *	34,431	409,024
Kernel Holding SA *	86,428	147,020
KRUK SA	1,891	209,191
LPP SA	119	383,354
mBank SA *	2,098	259,362
Orange Polska SA	339,350	629,458
Pepco Group NV *	15,600	63,229
Santander Bank Polska SA *	5,101	554,004
Tauron Polska Energia SA *	1,068,442	939,660
		7,949,915

Portugal 0.4%
CTT-Correios de Portugal SA	37,603	143,435
EDP Renovaveis SA	13,643	219,474
Navigator Co. SA	84,175	335,088
NOS SGPS SA	91,612	334,812
REN - Redes Energeticas Nacionais SGPS SA	101,431	264,069
Sonae SGPS SA	523,895	515,398
		1,812,276

See financial notes
Schwab Fundamental Index Funds | Annual Report
71

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Republic of Korea 7.7%
AJ Networks Co. Ltd.	23,831	68,564
AMOREPACIFIC Group	17,520	372,183
Asia Paper Manufacturing Co. Ltd.	3,123	90,837
Asiana Airlines, Inc. *	30,929	255,797
BGF retail Co. Ltd.	2,250	230,088
BH Co. Ltd.	6,774	94,393
Celltrion Healthcare Co. Ltd.	3,258	161,159
Celltrion, Inc.	4,508	500,628
Cheil Worldwide, Inc.	25,775	379,520
Chong Kun Dang Pharmaceutical Corp.	2,486	174,682
CJ ENM Co. Ltd. *	7,609	294,250
CJ Logistics Corp.	7,572	425,710
Com2uSCorp	3,777	117,824
Cosmax, Inc. *	1,264	127,088
Daeduck Electronics Co. Ltd.	7,347	109,410
Daehan Flour Mill Co. Ltd.	1,272	114,909
Daesang Corp.	19,993	294,761
Daesang Holdings Co. Ltd.	21,629	105,693
Daewoo Engineering & Construction Co. Ltd. *	145,299	423,905
Daou Technology, Inc.	17,398	210,586
DB HiTek Co. Ltd.	7,560	272,927
DGB Financial Group, Inc.	102,983	599,797
DL Holdings Co. Ltd.	6,641	209,151
Dongjin Semichem Co. Ltd.	4,379	97,738
Dongkuk CM Co. Ltd. *	20,612	105,155
Dongkuk Holdings Co. Ltd.	10,747	68,678
Dongkuk Steel Mill Co. Ltd. *	34,200	267,717
Doosan Bobcat, Inc.	7,785	223,671
Doosan Co. Ltd.	5,624	310,282
Easy Holdings Co. Ltd.	56,534	107,980
Fila Holdings Corp.	18,254	483,351
Gradiant Corp.	12,117	96,992
Green Cross Corp.	1,345	95,869
Green Cross Holdings Corp.	10,311	103,534
GS Global Corp. *	66,953	111,014
GS Retail Co. Ltd.	26,100	470,177
Handsome Co. Ltd.	11,299	156,220
Hanmi Pharm Co. Ltd.	594	124,197
Hanon Systems	51,539	262,989
Hansae Co. Ltd.	7,566	128,556
Hanshin Construction Co. Ltd.	20,779	107,659
Hansol Chemical Co. Ltd.	1,028	114,720
Hansol Paper Co. Ltd.	23,571	174,519
Hanssem Co. Ltd.	3,600	130,758
Hanwha Aerospace Co. Ltd.	6,140	461,611
Hanwha General Insurance Co. Ltd. *	120,462	370,464
Hanwha Life Insurance Co. Ltd. *	337,690	693,939
Hanwha Ocean Co. Ltd. *	15,541	271,785
Harim Holdings Co. Ltd.	48,298	237,092
HD Hyundai Construction Equipment Co. Ltd.	6,172	203,716
HD Hyundai Heavy Industries Co. Ltd.	1,600	121,313
HD Hyundai Infracore Co. Ltd.	38,337	190,220
HDC Hyundai Development Co-Engineering & Construction, Class E	62,074	536,069
Hite Jinro Co. Ltd.	10,332	162,826
HL Mando Co. Ltd.	17,074	415,806
Hotel Shilla Co. Ltd.	5,638	260,875
Hyosung Advanced Materials Corp.	671	177,946
Hyosung Chemical Corp. *	1,842	119,102
Hyosung Corp.	4,751	207,800
Hyosung Heavy Industries Corp. *	2,926	371,125
Hyosung TNC Corp.	2,117	561,093
HYUNDAI Corp.	11,398	149,210
SECURITY	NUMBER OF SHARES	VALUE ($)
Hyundai Department Store Co. Ltd.	9,476	375,292
Hyundai Elevator Co. Ltd.	8,076	258,596
Hyundai GF Holdings	38,036	98,207
Hyundai Green Food *	21,211	177,786
Hyundai Mipo Dockyard Co. Ltd. *	4,320	222,620
Hyundai Rotem Co. Ltd. *	6,923	119,690
Hyundai Wia Corp.	14,361	597,815
Innocean Worldwide, Inc.	4,438	143,633
INTOPS Co. Ltd.	5,749	102,086
IS Dongseo Co. Ltd. *	5,967	111,477
JB Financial Group Co. Ltd.	64,542	482,777
Kakao Corp.	12,320	347,249
Kangwon Land, Inc.	21,485	233,941
KCC Corp.	2,113	372,407
KCC Glass Corp.	5,970	179,329
KEPCO Plant Service & Engineering Co. Ltd.	8,602	208,128
KG Chemical Corp.	21,216	95,324
KISWIRE Ltd.	9,150	128,131
KIWOOM Securities Co. Ltd.	3,563	213,028
Kolmar Korea Co. Ltd.	3,666	145,780
Kolon Corp.	10,904	128,423
Kolon Industries, Inc.	15,005	484,711
Korea Aerospace Industries Ltd.	6,305	207,464
Korea Electric Terminal Co. Ltd.	3,760	175,849
Korea Investment Holdings Co. Ltd.	14,340	536,081
Korea Line Corp. *	57,752	71,611
Korea Petrochemical Ind Co. Ltd.	3,000	354,382
Korean Reinsurance Co.	61,791	406,427
Krafton, Inc. *	2,416	294,105
Kukdo Chemical Co. Ltd.	3,534	102,381
Kumho Tire Co., Inc. *	55,264	172,167
KUMHOE&C Co. Ltd.	33,393	125,126
Kwang Dong Pharmaceutical Co. Ltd.	27,671	151,367
Kyeryong Construction Industrial Co. Ltd.	7,069	66,142
LG Energy Solution Ltd. *	872	249,975
Lotte Chilsung Beverage Co. Ltd.	1,342	144,713
Lotte Corp.	13,007	250,855
LOTTE Fine Chemical Co. Ltd.	7,886	327,578
Lotte Rental Co. Ltd.	8,634	164,661
LS Corp.	11,462	666,429
LS Electric Co. Ltd.	6,244	297,030
LX Hausys Ltd.	9,907	281,091
LX International Corp.	25,083	463,234
LX Semicon Co. Ltd.	2,656	141,869
Mcnex Co. Ltd.	6,369	131,211
Meritz Financial Group, Inc.	33,587	1,250,001
Mirae Asset Securities Co. Ltd.	82,606	404,662
NCSoft Corp.	2,754	475,800
Netmarble Corp. *	3,455	99,190
Nexen Tire Corp.	27,148	149,836
NH Investment & Securities Co. Ltd.	46,604	334,357
NHN Corp. *	7,825	124,125
NongShim Co. Ltd.	1,162	382,176
OCI Co. Ltd. *	2,041	157,938
OCI Holdings Co. Ltd.	4,691	338,935
Orion Corp.	4,424	391,547
Orion Holdings Corp.	13,478	158,490
Pan Ocean Co. Ltd.	69,602	222,212
Partron Co. Ltd.	26,767	172,378
Poongsan Corp.	15,828	422,406
POSCO Future M Co. Ltd.	559	98,509
S-1 Corp.	8,248	333,360
Samchully Co. Ltd.	1,728	118,473
Samsung Card Co. Ltd.	14,179	329,318
Samsung Engineering Co. Ltd. *	28,197	496,962
Samsung Heavy Industries Co. Ltd. *	95,357	483,410
Samsung Securities Co. Ltd.	17,303	453,275
See financial notes
72
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SAMT Co. Ltd.	79,118	149,056
Samyang Corp.	4,580	141,147
Samyang Holdings Corp.	5,478	275,844
SD Biosensor, Inc.	8,960	64,022
SeAH Besteel Holdings Corp.	12,189	196,905
SeAH Steel Corp.	774	70,749
SeAH Steel Holdings Corp.	750	111,361
Sebang Global Battery Co. Ltd.	5,015	183,841
Seegene, Inc.	7,046	99,811
Seohan Co. Ltd.	150,655	101,426
Seohee Construction Co. Ltd.	168,184	173,408
Seoul Semiconductor Co. Ltd.	21,510	160,955
Seoyon E-Hwa Co. Ltd.	13,528	143,563
SFA Engineering Corp.	8,909	184,306
Shinsegae, Inc.	4,233	530,186
SIMMTECH Co. Ltd.	4,029	98,837
SK Chemicals Co. Ltd.	3,886	162,686
SK Discovery Co. Ltd.	12,209	334,739
SK Gas Ltd.	2,430	266,545
SK Networks Co. Ltd.	194,910	804,884
SKC Co. Ltd.	3,701	216,441
SL Corp.	6,417	141,773
SNT Motiv Co. Ltd.	4,056	121,590
Songwon Industrial Co. Ltd.	8,620	109,613
Soulbrain Co. Ltd.	816	140,909
SSANGYONG C&E Co. Ltd.	33,696	139,077
Sungwoo Hitech Co. Ltd.	45,116	264,403
TKG Huchems Co. Ltd.	9,529	154,462
Unid Co. Ltd.	2,042	115,623
WONIK IPS Co. Ltd.	7,620	170,376
Young Poong Corp.	407	141,892
Youngone Corp.	11,309	454,616
Youngone Holdings Co. Ltd.	3,013	174,804
Yuhan Corp.	6,467	275,676
		40,168,694

Singapore 1.3%
CapitaLand Ascendas REIT	268,821	510,772
CapitaLand Ascott Trust	237,004	155,831
CapitaLand China Trust	143,800	82,960
CapitaLand Integrated Commercial Trust	301,901	388,009
CapitaLand Investment Ltd.	170,498	366,090
City Developments Ltd.	73,500	339,262
First Resources Ltd.	120,200	132,716
Frasers Logistics & Commercial Trust	152,800	116,068
Genting Singapore Ltd.	847,500	532,446
Hutchison Port Holdings Trust, Class U	2,967,100	466,054
Keppel Infrastructure Trust	763,615	245,401
Manulife U.S. Real Estate Investment Trust	857,500	42,897
Mapletree Industrial Trust	128,266	201,622
Mapletree Logistics Trust	189,132	203,099
Mapletree Pan Asia Commercial Trust	142,292	138,294
Netlink NBN Trust	274,100	166,202
Olam Group Ltd.	468,200	339,274
SATS Ltd. *	124,649	224,234
Seatrium Ltd. *	2,631,960	215,555
Sembcorp Industries Ltd.	141,800	475,726
Singapore Exchange Ltd.	70,100	485,348
Singapore Technologies Engineering Ltd.	244,600	671,490
Suntec Real Estate Investment Trust	171,300	137,658
UOL Group Ltd.	85,801	369,531
		7,006,539

SECURITY	NUMBER OF SHARES	VALUE ($)
Spain 1.3%
Abengoa SA, B Shares *(a)	66,135,341	0
Almirall SA	12,448	113,332
Applus Services SA	45,307	476,996
Atresmedia Corp. de Medios de Comunicacion SA	34,158	127,992
Bankinter SA	91,833	580,702
Caja de Ahorros del Mediterraneo *(a)	5,382	0
Cellnex Telecom SA	15,708	461,754
Cia de Distribucion Integral Logista Holdings SA	12,080	296,627
CIE Automotive SA	10,547	268,916
Construcciones y Auxiliar de Ferrocarriles SA	5,970	178,332
Corp. ACCIONA Energias Renovables SA	3,362	90,997
Ebro Foods SA	28,099	478,083
Ence Energia y Celulosa SA	37,169	111,189
Faes Farma SA	52,611	165,257
Fluidra SA	14,539	256,333
Gestamp Automocion SA	89,707	330,102
Indra Sistemas SA	23,346	327,805
Inmobiliaria Colonial Socimi SA	33,991	190,699
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	178,176	153,462
Melia Hotels International SA *	24,950	138,809
Merlin Properties Socimi SA	60,197	501,910
Obrascon Huarte Lain SA *	280,346	115,465
Prosegur Compania de Seguridad SA	185,996	278,113
Sacyr SA	127,069	366,922
Unicaja Banco SA	169,858	176,978
Vidrala SA	2,044	151,921
Viscofan SA	6,804	393,312
		6,732,008

Sweden 3.5%
AAK AB	27,722	527,202
AddLife AB, B Shares	9,489	61,985
AddTech AB, B Shares	11,485	168,833
AFRY AB	27,969	293,873
Ambea AB	37,719	140,097
Arjo AB, B Shares	58,183	194,589
Attendo AB *	58,153	184,163
Avanza Bank Holding AB	4,510	76,241
Axfood AB	19,629	434,007
Beijer Alma AB	7,201	114,442
Beijer Ref AB	15,462	146,987
Betsson AB, Class B *	30,773	309,710
Bilia AB, A Shares	37,424	347,741
Billerud Aktiebolag	71,817	667,222
Bonava AB, B Shares *	154,222	241,548
Bravida Holding AB	45,193	282,768
Byggmax Group AB *	48,253	122,909
Castellum AB	43,649	418,322
Clas Ohlson AB, B Shares	20,655	216,956
Cloetta AB, B Shares	82,749	132,621
Coor Service Management Holding AB	39,212	135,174
Dometic Group AB	87,873	542,248
Dustin Group AB *(b)	46,670	52,471
Electrolux Professional AB, B Shares	31,423	127,126
Elekta AB, B Shares	67,313	458,522
EQT AB	9,863	180,195
Evolution AB	3,234	288,167
Fabege AB	26,996	201,419
Fastighets AB Balder, B Shares *	50,510	214,607
Getinge AB, B Shares	36,125	650,363
Granges AB	37,608	362,080
See financial notes
Schwab Fundamental Index Funds | Annual Report
73

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Hexpol AB	48,621	431,513
Holmen AB, B Shares	16,610	626,859
Indutrade AB	22,084	391,403
Instalco AB	20,601	57,672
Intrum AB (b)	54,527	280,067
Investment AB Latour, B Shares	8,193	141,889
Inwido AB	18,166	185,637
JM AB	34,799	371,360
Kinnevik AB, B Shares *	52,182	446,183
L E Lundbergforetagen AB, B Shares	9,744	397,945
Lagercrantz Group AB, B Shares	8,024	73,246
Lifco AB, B Shares	12,841	234,964
Lindab International AB	18,756	289,018
Loomis AB	21,635	562,017
MEKO AB	16,419	132,088
Mycronic AB	7,683	168,310
NCC AB, B Shares	55,191	565,392
New Wave Group AB, B Shares	17,115	111,770
Nibe Industrier AB, B Shares	61,001	351,327
Nobia AB *	206,626	153,660
Nolato AB, B Shares	40,325	178,365
Pandox AB	12,393	121,984
Peab AB, B Shares	142,789	532,271
Ratos AB, B Shares	100,432	279,776
Resurs Holding AB	84,349	164,557
Saab AB, B Shares	12,701	652,468
Sagax AB, B Shares	4,024	72,846
Samhallsbyggnadsbolaget i Norden AB (b)	275,382	80,102
Samhallsbyggnadsbolaget i Norden AB, D Shares	4,738	1,481
Scandi Standard AB	29,491	147,423
Scandic Hotels Group AB *	44,195	148,957
Sinch AB *	42,904	67,991
Storskogen Group AB, B Shares	234,294	138,815
Sweco AB, B Shares	32,432	299,027
Swedish Orphan Biovitrum AB *	16,933	348,349
Tethys Oil AB *	24,031	122,916
Thule Group AB	16,995	386,832
Viaplay Group AB, B Shares *	24,313	52,142
Wihlborgs Fastigheter AB	29,466	191,000
		18,254,210

Switzerland 2.7%
Accelleron Industries AG	8,511	210,214
Allreal Holding AG	2,288	367,145
ALSO Holding AG	1,319	336,466
ams-OSRAM AG *	86,904	310,107
Arbonia AG	17,501	148,912
Aryzta AG *	171,684	314,664
Autoneum Holding AG *	1,333	151,339
Banque Cantonale Vaudoise	2,747	310,505
Belimo Holding AG	590	248,400
BKW AG	2,095	352,186
Bucher Industries AG	1,366	487,616
Burckhardt Compression Holding AG	227	115,071
Bystronic AG	495	236,599
Cembra Money Bank AG	4,703	324,274
Clariant AG *	48,464	688,573
Comet Holding AG	535	105,227
Daetwyler Holding AG	880	155,704
dormakaba Holding AG	811	370,702
Dufry AG *	18,622	652,780
Emmi AG	333	314,423
EMS-Chemie Holding AG	677	463,108
Flughafen Zurich AG	2,068	386,430
Forbo Holding AG	212	233,801
Huber & Suhner AG	3,396	232,560
SECURITY	NUMBER OF SHARES	VALUE ($)
Implenia AG	3,919	121,901
Inficon Holding AG	165	178,593
Interroll Holding AG	55	145,000
Kardex Holding AG	644	124,509
Komax Holding AG	475	94,300
Landis+Gyr Group AG	4,525	335,719
Mobimo Holding AG	863	238,371
OC Oerlikon Corp. AG	77,742	309,702
PSP Swiss Property AG	2,824	347,463
Schweiter Technologies AG	360	201,044
SFS Group AG	3,092	309,333
Siegfried Holding AG	255	202,220
SIG Group AG *	30,765	678,266
Softwareone Holding AG	18,963	373,626
St Galler Kantonalbank AG	269	145,937
Stadler Rail AG	7,263	245,738
Straumann Holding AG	3,145	371,689
Sulzer AG	3,063	252,793
Tecan Group AG	660	189,948
Temenos AG	5,567	401,078
u-blox Holding AG	1,110	104,996
Valiant Holding AG	2,093	228,203
VAT Group AG	1,199	425,189
Vontobel Holding AG	4,068	237,970
Zehnder Group AG	2,496	128,964
		13,909,358

United Kingdom 9.5%
4imprint Group PLC	2,745	167,998
888 Holdings PLC *	127,977	126,928
AG Barr PLC	13,636	81,461
Airtel Africa PLC	300,930	414,412
Ashmore Group PLC	91,445	188,394
ASOS PLC *(b)	49,219	237,774
Assura PLC	220,198	109,572
Auto Trader Group PLC	50,128	379,181
Babcock International Group PLC *	59,915	285,077
Bank of Georgia Group PLC	4,749	192,213
Beazley PLC	53,555	335,488
Big Yellow Group PLC	11,897	138,363
Bodycote PLC	53,940	376,322
British Land Co. PLC	148,470	538,245
Britvic PLC	46,660	475,254
C&C Group PLC	138,683	234,639
Capita PLC *	553,678	112,857
Card Factory PLC *	193,285	227,880
Carnival PLC *	36,395	373,534
Centamin PLC	495,769	496,896
Chemring Group PLC	49,176	167,060
Clarkson PLC	3,516	113,035
Close Brothers Group PLC	41,843	406,213
Coats Group PLC	336,498	276,481
Computacenter PLC	19,102	597,464
ConvaTec Group PLC	201,658	500,505
Cranswick PLC	16,998	722,718
Crest Nicholson Holdings PLC	154,882	301,202
Dechra Pharmaceuticals PLC	5,128	237,677
Deliveroo PLC, Class A *(b)	85,526	135,138
Derwent London PLC	11,112	246,953
DFS Furniture PLC	82,108	102,792
Diploma PLC	7,870	272,859
DiscoverIE Group PLC	13,054	97,896
Diversified Energy Co. PLC	107,944	87,814
Domino's Pizza Group PLC	41,469	173,034
Dr Martens PLC	98,463	139,602
Drax Group PLC	104,158	535,006
Dunelm Group PLC	17,901	212,305
See financial notes
74
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
easyJet PLC *	96,916	432,340
Elementis PLC *	169,770	244,401
Endeavour Mining PLC	17,214	355,161
EnQuest PLC *	1,225,309	240,909
Essentra PLC	148,742	268,651
FDM Group Holdings PLC	16,387	86,938
Ferrexpo PLC *	442,033	406,981
Forterra PLC	76,584	125,291
Frasers Group PLC *	27,167	265,503
Fresnillo PLC	43,687	294,039
Future PLC	7,781	84,015
Games Workshop Group PLC	2,713	326,191
Genuit Group PLC	56,961	183,780
Genus PLC	6,112	158,990
Grafton Group PLC	74,224	695,652
Grainger PLC	74,544	206,035
Great Portland Estates PLC	25,686	121,758
Greencore Group PLC *	303,241	332,206
Greggs PLC	13,775	396,805
Gulf Keystone Petroleum Ltd.	55,422	81,659
Halfords Group PLC	152,983	373,864
Halma PLC	26,973	606,578
Hammerson PLC	624,819	167,380
Harbour Energy PLC	159,442	492,810
Hargreaves Lansdown PLC	46,534	400,772
Hikma Pharmaceuticals PLC	35,672	826,503
Hill & Smith PLC	15,106	302,816
Hilton Food Group PLC	29,364	233,059
Hiscox Ltd.	28,931	329,840
Hochschild Mining PLC *	242,580	276,349
Howden Joinery Group PLC	88,770	689,397
Hunting PLC	54,378	191,341
Ibstock PLC	107,982	160,777
IG Group Holdings PLC	82,715	642,579
Indivior PLC *	7,553	144,590
InterContinental Hotels Group PLC	12,110	858,145
Intermediate Capital Group PLC	35,992	573,028
International Consolidated Airlines Group SA *	331,552	582,499
Investec PLC	94,579	524,314
IWG PLC *	312,727	501,737
J D Wetherspoon PLC *	26,792	205,806
JD Sports Fashion PLC	339,165	527,345
Jupiter Fund Management PLC	280,715	268,159
Just Group PLC	487,806	448,235
Keller Group PLC	36,994	348,474
Kier Group PLC *	334,729	410,101
Lancashire Holdings Ltd.	22,849	157,744
LondonMetric Property PLC	58,433	117,751
Mapeley Ltd. *(a)	2,199	0
Marshalls PLC	55,895	140,593
Marston's PLC *	388,840	137,452
Mitchells & Butlers PLC *	121,157	305,418
Mitie Group PLC	288,183	345,892
Mobico Group PLC	416,738	317,480
Molten Ventures PLC *	32,913	94,170
Moneysupermarket.com Group PLC	105,777	333,799
Morgan Advanced Materials PLC	83,928	229,523
Morgan Sindall Group PLC	19,900	454,724
NCC Group PLC	61,054	79,106
Ninety One PLC	40,713	78,235
Ocado Group PLC *	39,939	226,658
OSB Group PLC	65,570	239,399
Oxford Instruments PLC	5,216	114,243
Pagegroup PLC	95,967	439,786
Paragon Banking Group PLC	42,811	230,825
Pennon Group PLC	81,158	716,645
Petrofac Ltd. *(b)	318,669	182,043
SECURITY	NUMBER OF SHARES	VALUE ($)
Pets at Home Group PLC	110,120	375,838
Playtech PLC *	70,296	335,442
Plus500 Ltd.	30,570	524,275
Premier Foods PLC	183,497	261,393
Primary Health Properties PLC	106,090	115,730
QinetiQ Group PLC	106,776	429,574
Quilter PLC	329,789	320,921
Rathbones Group PLC	7,011	127,894
Reach PLC	180,297	167,205
Redde Northgate PLC	114,760	468,669
Redrow PLC	116,097	686,641
Renewi PLC *	22,916	163,498
Renishaw PLC	3,623	136,123
Restaurant Group PLC *	316,451	261,164
RHI Magnesita NV	11,252	351,226
Rightmove PLC	41,759	240,809
Rolls-Royce Holdings PLC *	440,016	1,158,220
Rotork PLC	125,133	447,466
RS Group PLC	70,699	583,438
Sabre Insurance Group PLC	106,392	190,092
Safestore Holdings PLC	15,455	128,609
Saga PLC *	153,700	205,870
Savills PLC	38,533	368,825
Schroders PLC	127,412	573,743
Segro PLC	56,196	488,463
Serco Group PLC	330,809	574,977
Sirius Real Estate Ltd.	139,565	135,608
Softcat PLC	11,210	172,359
Speedy Hire PLC	368,562	135,510
Spirax-Sarco Engineering PLC	5,192	518,232
Spire Healthcare Group PLC	65,817	170,794
Spirent Communications PLC	91,443	108,088
SSP Group PLC *	143,749	314,495
SThree PLC	54,590	233,050
Synthomer PLC *	42,546	98,293
TBC Bank Group PLC	6,550	213,758
Telecom Plus PLC	10,850	203,617
THG PLC *	216,071	184,462
TI Fluid Systems PLC	265,948	399,532
TP ICAP Group PLC	272,580	521,922
Tritax Big Box REIT PLC	110,693	184,295
TT Electronics PLC	62,763	120,531
TUI AG *	89,892	454,330
Tullow Oil PLC *	358,184	144,451
Tyman PLC	82,352	243,230
UNITE Group PLC	14,959	158,304
Vanquis Banking Group PLC	127,257	178,804
Vesuvius PLC	94,723	463,978
Victrex PLC	17,758	297,211
Videndum PLC	11,495	43,172
Virgin Money U.K. PLC	142,375	258,663
Vistry Group PLC	84,602	729,211
Watches of Switzerland Group PLC *	21,215	129,530
Weir Group PLC	35,668	740,844
WH Smith PLC	13,068	184,248
Wickes Group PLC	141,069	220,129
Workspace Group PLC	23,505	138,149
XP Power Ltd.	2,933	39,166
		49,977,602
Total Common Stocks (Cost $484,262,470)		519,376,330

See financial notes
Schwab Fundamental Index Funds | Annual Report
75

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
PREFERRED STOCKS 0.2% OF NET ASSETS

Germany 0.2%
Draegerwerk AG & Co. KGaA	8,077	407,329
Sartorius AG	598	149,883
Sixt SE	3,669	211,397
		768,609

Italy 0.0%
Danieli & C Officine Meccaniche SpA	9,908	200,195
Total Preferred Stocks (Cost $840,846)		968,804

RIGHTS 0.0% OF NET ASSETS

Finland 0.0%
Finnair Oyj
expires 11/17/23, strike EUR 0.03 *(a)	266,172	104,938

Republic of Korea 0.0%
Hanwha Ocean Co. Ltd.
expires 11/09/23, strike KRW 16,730.00 *(a)	6,918	8,964

Spain 0.0%
Vidrala SA
expires 11/08/23 *	2,044	7,537
Total Rights (Cost $190,639)		121,439

WARRANTS 0.0% OF NET ASSETS

Italy 0.0%
Webuild SpA
expires 08/02/30 *(a)	9,173	16,520
Total Warrants (Cost $0)		16,520

SECURITY	NUMBER OF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.6% OF NET ASSETS

Money Market Funds 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)(d)	3,173,192	3,173,192
Total Short-Term Investments (Cost $3,173,192)		3,173,192
Total Investments in Securities (Cost $488,467,147)		523,656,285

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 12/15/23	40	3,948,200	(139,222)

*	Non-income producing security.
(a)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(b)	All or a portion of this security is on loan. Securities on loan were valued at $2,942,587.
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
EUR —	Euro
KRW —	South Korean Won
See financial notes
76
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]
Australia	194,444	26,494,690	0 *	26,689,134
Austria	834,242	2,443,818	—	3,278,060
Belgium	1,002,804	4,241,553	—	5,244,357
Canada	40,246,244	—	—	40,246,244
Denmark	153,569	7,935,403	—	8,088,972
Finland	85,897	4,662,517	—	4,748,414
France	422,556	17,104,332	—	17,526,888
Germany	850,447	18,923,727	—	19,774,174
Hong Kong	360,413	14,240,359	0 *	14,600,772
Ireland	922,038	936,099	—	1,858,137
Israel	632,869	5,788,922	—	6,421,791
Italy	844,655	12,757,942	0 *	13,602,597
Japan	716,976	190,414,125	222,016	191,353,117
Luxembourg	—	—	0 *	0
Netherlands	368,436	7,150,881	—	7,519,317
New Zealand	2,140,517	2,126,836	—	4,267,353
Norway	1,658,165	6,688,236	—	8,346,401
Poland	147,020	7,802,895	—	7,949,915
Portugal	478,247	1,334,029	—	1,812,276
Republic of Korea	282,941	39,885,753	—	40,168,694
Singapore	245,401	6,761,138	—	7,006,539
Spain	1,199,538	5,532,470	0 *	6,732,008
Sweden	1,039,960	17,214,250	—	18,254,210
Switzerland	624,857	13,284,501	—	13,909,358
United Kingdom	21,821,521	28,156,081	0 *	49,977,602
Preferred Stocks[1]	—	968,804	—	968,804
Rights[1]
Finland	—	—	104,938	104,938
Republic of Korea	—	—	8,964	8,964
Spain	7,537	—	—	7,537
Warrants[1]
Italy	—	—	16,520	16,520
Short-Term Investments[1]	3,173,192	—	—	3,173,192
Liabilities
Futures Contracts[2]	(139,222)	—	—	(139,222)
Total	$80,315,264	$442,849,361	$352,438	$523,517,063

*	Level 3 amount shown includes securities determined to have no value at October 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
Schwab Fundamental Index Funds | Annual Report
77

Schwab Fundamental International Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $488,467,147) including securities on loan of $2,942,587		$523,656,285
Cash		80,221
Foreign currency, at value (cost $503,727)		502,644
Deposit with broker for futures contracts		225,740
Receivables:
Dividends		1,759,242
Foreign tax reclaims		783,237
Fund shares sold		501,148
Investments sold		395,942
Income from securities on loan		41,728
Variation margin on future contracts	+	10,981
Total assets		527,957,168

Liabilities
Collateral held for securities on loan		3,173,192
Payables:
Fund shares redeemed		321,165
Investment adviser fees	+	170,572
Total liabilities		3,664,929
Net assets		$524,292,239

Net Assets by Source
Capital received from investors		$524,982,055
Total distributable loss	+	(689,816)
Net assets		$524,292,239

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$524,292,239		46,210,264		$11.35

See financial notes
78
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental International Small Company Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $2,544,270)		$16,393,507
Securities on loan, net	+	226,110
Total investment income		16,619,617

Expenses
Investment adviser fees		2,260,775
Professional fees	+	1,046 [1]
Total expenses		2,261,821
Expense reduction	–	1,046 [1]
Net expenses	–	2,260,775
Net investment income		14,358,842

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(1,987,375)
Net realized gains on futures contracts		457,894
Net realized losses on foreign currency transactions	+	(138,733)
Net realized losses		(1,668,214)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		52,408,827
Net change in unrealized appreciation (depreciation) on futures contracts		(230,639)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	95,379
Net change in unrealized appreciation (depreciation)	+	52,273,567
Net realized and unrealized gains		50,605,353
Increase in net assets resulting from operations		$64,964,195

[1]
Professional fees associated with the filing of foreign withholding tax claims in the European Union are deemed to be non-contingent and non-routine expenses of the fund
(see financial notes 2(d) and 4 for additional information).

See financial notes
Schwab Fundamental Index Funds | Annual Report
79

Schwab Fundamental International Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$14,358,842	$14,492,772
Net realized gains (losses)		(1,668,214)	18,775,216
Net change in unrealized appreciation (depreciation)	+	52,273,567	(219,007,630)
Increase (decrease) in net assets resulting from operations		$64,964,195	($185,739,642 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($26,973,296 )	($39,276,717 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,830,988	$81,876,035	12,218,154	$151,544,356
Shares reinvested		1,831,459	20,622,221	2,187,522	30,100,308
Shares redeemed	+	(12,204,707)	(146,380,570)	(10,584,869)	(134,793,600)
Net transactions in fund shares		(3,542,260)	($43,882,314 )	3,820,807	$46,851,064

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		49,752,524	$530,183,654	45,931,717	$708,348,949
Total increase (decrease)	+	(3,542,260)	(5,891,415)	3,820,807	(178,165,295)
End of period		46,210,264	$524,292,239	49,752,524	$530,183,654
See financial notes
80
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$7.35	$10.24	$7.51	$9.25	$8.60
Income (loss) from investment operations:
Net investment income (loss)[1]	0.39	0.52	0.36	0.27	0.35
Net realized and unrealized gains (losses)	0.71	(2.96)	2.63	(1.65)	0.54
Total from investment operations	1.10	(2.44)	2.99	(1.38)	0.89
Less distributions:
Distributions from net investment income	(0.43)	(0.45)	(0.26)	(0.36)	(0.24)
Net asset value at end of period	$8.02	$7.35	$10.24	$7.51	$9.25
Total return	15.14%	(24.86%)	40.39%	(15.68%)	10.73%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%[2]	0.39%	0.39%	0.39%
Net investment income (loss)	4.75%	5.83%	3.75%	3.32%	3.93%
Portfolio turnover rate	20%	24%	32%	32%	38%
Net assets, end of period (x 1,000)	$695,445	$604,159	$707,652	$550,134	$670,910

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Fundamental Index Funds | Annual Report
81

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 94.4% OF NET ASSETS

Brazil 8.1%
Ambev SA	777,804	1,983,946
B3 SA - Brasil Bolsa Balcao	494,798	1,089,355
Banco Bradesco SA	472,444	1,151,651
Banco do Brasil SA	336,806	3,229,944
Banco Santander Brasil SA	133,007	710,180
BRF SA *	492,811	1,042,950
Centrais Eletricas Brasileiras SA	223,335	1,543,312
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	82,374	953,671
Cia Energetica de Minas Gerais	56,303	171,977
Cia Siderurgica Nacional SA	307,337	716,871
Equatorial Energia SA	142,536	893,368
Itau Unibanco Holding SA	103,315	465,576
JBS SA	1,066,518	4,237,091
Natura & Co. Holding SA *	258,600	653,969
Petroleo Brasileiro SA	1,662,537	12,477,890
Suzano SA	109,012	1,115,039
Telefonica Brasil SA	187,645	1,683,753
Ultrapar Participacoes SA	587,625	2,383,484
Vale SA	1,142,471	15,635,543
Vibra Energia SA	1,006,888	3,952,261
		56,091,831

Chile 0.6%
Banco de Chile	7,561,102	776,645
Cencosud SA	698,648	1,131,888
Empresas CMPC SA	462,822	827,391
Empresas Copec SA	220,075	1,456,921
		4,192,845

China 33.7%
Agile Group Holdings Ltd. *(a)	4,848,000	464,562
Agricultural Bank of China Ltd., A Shares	2,716,400	1,328,605
Agricultural Bank of China Ltd., H Shares	12,069,600	4,457,984
Alibaba Group Holding Ltd. *	1,452,092	14,949,393
Aluminum Corp. of China Ltd., A Shares	330,300	278,973
Aluminum Corp. of China Ltd., H Shares	1,500,000	802,396
Anhui Conch Cement Co. Ltd., A Shares	152,800	503,641
Anhui Conch Cement Co. Ltd., H Shares	658,000	1,637,561
ANTA Sports Products Ltd.	68,000	769,045
BAIC Motor Corp. Ltd., H Shares	5,187,500	1,513,918
Baidu, Inc., A Shares *	256,800	3,371,476
Bank of China Ltd., A Shares	1,371,900	728,844
Bank of China Ltd., H Shares	30,528,234	10,664,582
Bank of Communications Co. Ltd., A Shares	1,114,600	854,799
Bank of Communications Co. Ltd., H Shares	3,190,000	1,886,903
Baoshan Iron & Steel Co. Ltd., A Shares	850,700	725,303
Beijing Enterprises Holdings Ltd.	230,000	766,328
BYD Co. Ltd., A Shares	3,900	126,834
BYD Co. Ltd., H Shares	29,500	897,098
SECURITY	NUMBER OF SHARES	VALUE ($)
China Cinda Asset Management Co. Ltd., H Shares	7,130,000	693,342
China CITIC Bank Corp. Ltd., A Shares	302,500	221,712
China CITIC Bank Corp. Ltd., H Shares	4,632,000	2,066,373
China Communications Services Corp. Ltd., H Shares	2,114,000	864,681
China Construction Bank Corp., A Shares	291,200	248,671
China Construction Bank Corp., H Shares	43,338,960	24,510,691
China Everbright Bank Co. Ltd., A Shares	1,589,000	642,769
China Everbright Bank Co. Ltd., H Shares	1,549,000	441,847
China Everbright Environment Group Ltd.	2,182,000	744,883
China Gas Holdings Ltd.	1,050,200	944,136
China Hongqiao Group Ltd.	1,125,000	1,053,240
China Jinmao Holdings Group Ltd. (a)	4,944,000	606,415
China Life Insurance Co. Ltd., H Shares	749,000	1,014,444
China Mengniu Dairy Co. Ltd.	381,000	1,244,017
China Merchants Bank Co. Ltd., A Shares	291,000	1,220,229
China Merchants Bank Co. Ltd., H Shares	821,150	3,114,861
China Minsheng Banking Corp. Ltd., A Shares	1,678,600	850,457
China Minsheng Banking Corp. Ltd., H Shares	4,471,410	1,486,568
China National Building Material Co. Ltd., H Shares	5,400,000	2,570,375
China Overseas Land & Investment Ltd.	1,569,000	2,960,874
China Pacific Insurance Group Co. Ltd., A Shares	99,500	375,980
China Pacific Insurance Group Co. Ltd., H Shares	608,000	1,497,728
China Petroleum & Chemical Corp., A Shares	1,990,200	1,481,005
China Petroleum & Chemical Corp., H Shares	23,490,400	12,013,877
China Railway Group Ltd., A Shares	748,700	617,068
China Railway Group Ltd., H Shares	2,141,000	1,010,475
China Resources Cement Holdings Ltd.	1,786,000	459,232
China Resources Gas Group Ltd.	207,100	612,213
China Resources Land Ltd.	737,000	2,758,669
China Resources Power Holdings Co. Ltd.	652,000	1,263,504
China Shenhua Energy Co. Ltd., A Shares	145,100	598,886
China Shenhua Energy Co. Ltd., H Shares	925,000	2,835,098
China State Construction Engineering Corp. Ltd., A Shares	1,632,800	1,151,755
China Taiping Insurance Holdings Co. Ltd.	859,800	794,263
China Tower Corp. Ltd., H Shares	14,596,000	1,361,087
China United Network Communications Ltd., A Shares	1,136,950	690,604
China Vanke Co. Ltd., A Shares	362,500	558,848
China Vanke Co. Ltd., H Shares	1,140,200	1,066,721
CITIC Ltd.	2,655,000	2,256,585
COSCO SHIPPING Holdings Co. Ltd., A Shares	229,900	306,176
COSCO SHIPPING Holdings Co. Ltd., H Shares	734,000	746,505
Country Garden Holdings Co. Ltd. *(a)	19,512,289	1,744,842
CRRC Corp. Ltd., A Shares	492,430	358,459
CRRC Corp. Ltd., H Shares	1,123,000	467,868
See financial notes
82
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
CSPC Pharmaceutical Group Ltd.	998,000	871,722
Dongfeng Motor Group Co. Ltd., H Shares	2,013,000	886,171
ENN Energy Holdings Ltd.	113,300	858,264
Fosun International Ltd.	1,546,000	926,271
GCL Technology Holdings Ltd.	2,564,000	377,594
Geely Automobile Holdings Ltd.	1,548,000	1,757,483
Guangdong Investment Ltd.	812,000	554,094
Guangzhou R&F Properties Co. Ltd., H Shares *	6,919,746	972,931
Haier Smart Home Co. Ltd., A Shares	67,400	204,106
Haier Smart Home Co. Ltd., H Shares	362,000	1,032,543
Hengan International Group Co. Ltd.	209,000	700,003
Huaneng Power International, Inc., A Shares *	159,300	165,106
Huaneng Power International, Inc., H Shares *	1,484,000	694,441
Industrial & Commercial Bank of China Ltd., A Shares	1,991,700	1,283,639
Industrial & Commercial Bank of China Ltd., H Shares	31,374,172	15,035,899
Industrial Bank Co. Ltd., A Shares	486,500	999,795
JD.com, Inc., A Shares	380,421	4,836,352
Jiangxi Copper Co. Ltd., A Shares	115,600	288,770
Jiangxi Copper Co. Ltd., H Shares	842,000	1,190,550
Kingboard Holdings Ltd.	504,500	1,228,596
Kunlun Energy Co. Ltd.	2,264,000	1,886,146
Kweichow Moutai Co. Ltd., A Shares	2,900	665,670
Legend Holdings Corp., H Shares	859,300	766,230
Longfor Group Holdings Ltd.	747,000	1,087,453
Lufax Holding Ltd., ADR	421,033	402,002
Meituan, B Shares *	94,870	1,344,783
NetEase, Inc.	141,143	3,020,679
New China Life Insurance Co. Ltd., A Shares	31,900	145,299
New China Life Insurance Co. Ltd., H Shares	222,000	486,992
Nine Dragons Paper Holdings Ltd. *	1,157,000	658,656
People's Insurance Co. Group of China Ltd., A Shares	117,900	85,780
People's Insurance Co. Group of China Ltd., H Shares	1,955,000	645,070
PetroChina Co. Ltd., A Shares	675,400	655,716
PetroChina Co. Ltd., H Shares	11,884,000	7,756,868
PICC Property & Casualty Co. Ltd., H Shares	2,456,000	2,804,642
Ping An Bank Co. Ltd., A Shares	410,300	584,901
Ping An Insurance Group Co. of China Ltd., A Shares	213,600	1,322,770
Ping An Insurance Group Co. of China Ltd., H Shares	1,838,000	9,323,209
Postal Savings Bank of China Co. Ltd., A Shares	360,700	224,564
Postal Savings Bank of China Co. Ltd., H Shares	2,458,000	1,121,902
SAIC Motor Corp. Ltd., A Shares	443,000	876,641
Seazen Group Ltd. *	3,892,000	631,630
Shanghai Pudong Development Bank Co. Ltd., A Shares	1,153,500	1,071,899
Shenzhou International Group Holdings Ltd.	87,800	862,413
Sinopharm Group Co. Ltd., H Shares	762,800	1,824,070
Sunny Optical Technology Group Co. Ltd.	78,400	656,829
Tencent Holdings Ltd.	388,200	14,366,789
Tingyi Cayman Islands Holding Corp.	481,768	639,053
Trip.com Group Ltd. *	14,500	494,183
Vipshop Holdings Ltd., ADR *	115,367	1,645,133
Weichai Power Co. Ltd., A Shares	138,200	261,777
SECURITY	NUMBER OF SHARES	VALUE ($)
Weichai Power Co. Ltd., H Shares	605,000	905,577
Xiaomi Corp., B Shares *	2,194,600	3,934,968
Yankuang Energy Group Co. Ltd., A Shares	27,550	73,344
Yankuang Energy Group Co. Ltd., H Shares	608,000	1,055,949
Yum China Holdings, Inc.	41,400	2,169,445
Zhongsheng Group Holdings Ltd.	226,500	523,055
Zijin Mining Group Co. Ltd., A Shares	148,800	251,533
Zijin Mining Group Co. Ltd., H Shares	564,000	872,458
		234,226,686

Colombia 0.3%
Bancolombia SA	91,549	652,809
Ecopetrol SA	2,283,666	1,344,345
		1,997,154

Czech Republic 0.1%
CEZ AS	23,237	994,292

Greece 0.3%
Alpha Services & Holdings SA *	727,270	1,088,674
Hellenic Telecommunications Organization SA	59,073	827,990
		1,916,664

Hungary 0.5%
MOL Hungarian Oil & Gas PLC	224,607	1,787,163
OTP Bank Nyrt	44,870	1,670,061
		3,457,224

India 11.8%
Axis Bank Ltd.	154,841	1,827,094
Bharat Petroleum Corp. Ltd.	652,426	2,735,070
Bharti Airtel Ltd.	181,014	1,988,006
Bharti Airtel Ltd-Partly Paid Shares	3,085	19,876
Coal India Ltd.	489,360	1,847,203
GAIL India Ltd.	1,046,377	1,502,409
Grasim Industries Ltd.	67,516	1,530,177
HCL Technologies Ltd.	102,728	1,575,685
Hero MotoCorp Ltd.	32,298	1,198,559
Hindalco Industries Ltd.	429,521	2,370,849
Hindustan Petroleum Corp. Ltd. *	745,302	2,217,342
Hindustan Unilever Ltd.	39,073	1,166,071
ICICI Bank Ltd.	78,029	858,460
Indian Oil Corp. Ltd.	3,262,799	3,514,808
Infosys Ltd.	361,265	5,941,279
ITC Ltd.	244,520	1,258,677
Jio Financial Services Ltd. *	318,875	838,754
JSW Steel Ltd.	154,844	1,370,072
Larsen & Toubro Ltd.	63,051	2,218,821
Mahindra & Mahindra Ltd.	107,081	1,876,624
Maruti Suzuki India Ltd.	13,715	1,712,683
NTPC Ltd.	1,065,161	3,017,762
Oil & Natural Gas Corp. Ltd.	2,090,417	4,677,486
Petronet LNG Ltd.	273,804	656,297
Power Finance Corp. Ltd.	673,626	1,994,938
Power Grid Corp. of India Ltd.	638,291	1,550,240
Rajesh Exports Ltd. *	248,150	1,338,521
REC Ltd.	458,068	1,583,313
Reliance Industries Ltd.	325,522	8,951,132
State Bank of India	208,480	1,416,638
Steel Authority of India Ltd.	716,156	721,586
See financial notes
Schwab Fundamental Index Funds | Annual Report
83

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Sun Pharmaceutical Industries Ltd.	68,896	900,756
Tata Consultancy Services Ltd.	91,790	3,715,988
Tata Motors Ltd.	383,167	2,894,065
Tata Motors Ltd., A Shares, DVR	74,406	375,695
Tata Steel Ltd.	2,726,603	3,890,826
Tech Mahindra Ltd.	83,733	1,141,124
UltraTech Cement Ltd.	7,828	792,225
UPL Ltd.	88,126	572,198
Vedanta Ltd.	493,887	1,285,255
Wipro Ltd.	197,885	908,435
		81,952,999

Indonesia 1.4%
Astra International Tbk. PT	5,172,200	1,881,541
Bank Central Asia Tbk. PT	2,339,700	1,288,989
Bank Mandiri Persero Tbk. PT	4,701,000	1,679,442
Bank Rakyat Indonesia Persero Tbk. PT	6,303,696	1,971,064
Telkom Indonesia Persero Tbk. PT	10,731,600	2,352,535
United Tractors Tbk. PT	525,600	831,766
		10,005,337

Kuwait 0.5%
Kuwait Finance House KSCP	464,452	1,027,543
Mobile Telecommunications Co. KSCP	623,110	969,353
National Bank of Kuwait SAKP	649,485	1,841,129
		3,838,025

Malaysia 1.7%
Axiata Group Bhd.	1,680,413	768,856
CIMB Group Holdings Bhd.	1,266,953	1,517,932
Genting Bhd.	923,400	781,366
Malayan Banking Bhd.	1,310,240	2,481,013
Petronas Chemicals Group Bhd.	524,200	808,319
Public Bank Bhd.	1,707,025	1,490,919
Sime Darby Bhd.	1,635,200	785,905
Tenaga Nasional Bhd.	1,460,600	3,034,933
		11,669,243

Mexico 3.3%
Alfa SAB de CV, A Shares	2,161,188	1,347,371
America Movil SAB de CV	6,229,971	5,145,281
Cemex SAB de CV, Series CPO *	4,744,306	2,849,899
Controladora AXTEL SAB de CV *	1,989,500	25,381
Fomento Economico Mexicano SAB de CV	324,915	3,677,528
Grupo Bimbo SAB de CV, Series A	256,500	1,043,983
Grupo Financiero Banorte SAB de CV, O Shares	375,992	3,051,481
Grupo Mexico SAB de CV, Series B	605,249	2,468,465
Grupo Televisa SAB, Series CPO	1,323,012	606,873
Orbia Advance Corp. SAB de CV	396,100	641,748
Wal-Mart de Mexico SAB de CV	674,493	2,414,168
		23,272,178

Qatar 0.7%
Ooredoo QPSC	304,892	828,174
Qatar Fuel QSC	170,129	693,880
Qatar Islamic Bank SAQ	149,099	712,530
Qatar National Bank QPSC	564,561	2,308,792
		4,543,376

SECURITY	NUMBER OF SHARES	VALUE ($)
Saudi Arabia 2.3%
Al Rajhi Bank	92,643	1,658,362
Riyad Bank	113,736	804,907
Saudi Arabian Oil Co.	291,073	2,585,995
Saudi Basic Industries Corp.	197,361	4,055,620
Saudi Electricity Co.	247,953	1,177,217
Saudi National Bank	201,862	1,806,291
Saudi Telecom Co.	291,377	2,984,897
Yanbu National Petrochemical Co.	62,161	628,265
		15,701,554

South Africa 4.4%
Absa Group Ltd.	229,876	2,097,534
Anglo American Platinum Ltd.	15,509	518,180
Anglogold Ashanti PLC	80,868	1,492,758
Bid Corp. Ltd.	68,485	1,452,893
Bidvest Group Ltd.	75,292	1,065,743
Exxaro Resources Ltd.	84,311	846,222
FirstRand Ltd.	904,624	2,982,269
Gold Fields Ltd.	136,423	1,799,684
Impala Platinum Holdings Ltd.	184,904	770,234
MTN Group Ltd.	606,560	2,960,957
MultiChoice Group *	129,987	486,889
Naspers Ltd., N Shares *	8,419	1,314,213
Nedbank Group Ltd.	123,391	1,327,889
Old Mutual Ltd.	1,523,822	968,869
Sanlam Ltd.	367,783	1,289,979
Sappi Ltd.	393,569	827,999
Sasol Ltd.	145,597	1,840,307
Shoprite Holdings Ltd.	104,041	1,333,232
Sibanye Stillwater Ltd.	1,068,303	1,362,675
Standard Bank Group Ltd.	327,445	3,213,222
Vodacom Group Ltd.	175,369	954,685
		30,906,433

Taiwan 19.3%
Acer, Inc.	1,080,496	1,141,961
ASE Technology Holding Co. Ltd.	920,000	3,220,901
Asia Cement Corp.	616,000	760,683
Asustek Computer, Inc.	301,041	3,156,453
AUO Corp.	4,570,440	2,212,298
Catcher Technology Co. Ltd.	256,000	1,436,132
Cathay Financial Holding Co. Ltd.	1,666,622	2,261,688
Chailease Holding Co. Ltd.	122,353	663,710
China Development Financial Holding Corp. *	2,423,000	846,981
China Steel Corp.	3,137,198	2,340,518
Chunghwa Telecom Co. Ltd.	616,956	2,206,568
Compal Electronics, Inc.	3,053,305	2,655,870
CTBC Financial Holding Co. Ltd.	2,887,201	2,174,360
Delta Electronics, Inc.	204,590	1,843,742
E.Sun Financial Holding Co. Ltd.	1,149,988	847,356
Evergreen Marine Corp. Taiwan Ltd.	360,000	1,198,000
Far Eastern New Century Corp.	1,385,817	1,262,635
First Financial Holding Co. Ltd.	1,120,147	896,281
Formosa Chemicals & Fibre Corp.	1,130,442	2,126,898
Formosa Petrochemical Corp.	399,330	975,577
Formosa Plastics Corp.	809,732	1,925,681
Foxconn Technology Co. Ltd.	485,317	787,442
Fubon Financial Holding Co. Ltd.	1,474,335	2,741,665
Hon Hai Precision Industry Co. Ltd.	6,258,572	18,680,045
Hotai Motor Co. Ltd.	34,720	647,845
Innolux Corp. *	5,764,604	2,173,065
Inventec Corp.	1,392,639	1,744,648
Largan Precision Co. Ltd.	16,050	1,027,952
See financial notes
84
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Lite-On Technology Corp., ADR	465,167	1,448,302
MediaTek, Inc.	156,838	4,093,370
Mega Financial Holding Co. Ltd.	1,254,783	1,423,845
Micro-Star International Co. Ltd.	173,000	885,644
Nan Ya Plastics Corp.	1,294,622	2,477,028
Novatek Microelectronics Corp.	93,000	1,309,725
Pegatron Corp.	1,467,264	3,424,040
Pou Chen Corp.	1,436,267	1,280,234
Powertech Technology, Inc.	300,000	974,650
President Chain Store Corp.	93,237	741,640
Quanta Computer, Inc.	759,500	4,484,320
Shin Kong Financial Holding Co. Ltd. *	2,715,000	729,380
Synnex Technology International Corp.	602,850	1,279,432
Taiwan Cement Corp.	1,324,926	1,320,178
Taiwan Cooperative Financial Holding Co. Ltd.	930,155	722,328
Taiwan Mobile Co. Ltd.	271,196	801,456
Taiwan Semiconductor Manufacturing Co. Ltd.	1,664,803	27,190,405
Uni-President Enterprises Corp.	1,090,678	2,288,185
United Microelectronics Corp.	1,912,965	2,751,062
Walsin Lihwa Corp.	758,420	807,173
Wistron Corp.	1,461,682	4,075,900
WPG Holdings Ltd.	1,005,880	2,225,839
Yageo Corp.	61,714	1,006,156
Yang Ming Marine Transport Corp.	624,000	813,308
Yuanta Financial Holding Co. Ltd.	1,716,070	1,289,312
Zhen Ding Technology Holding Ltd.	214,000	647,016
		134,446,883

Thailand 2.9%
Advanced Info Service PCL	182,575	1,118,255
Bangkok Bank PCL	167,900	735,755
Charoen Pokphand Foods PCL	2,287,100	1,189,717
CP ALL PCL	712,600	1,095,174
Kasikornbank PCL	383,400	1,402,189
Krung Thai Bank PCL	1,653,300	864,451
PTT Exploration & Production PCL	253,700	1,158,604
PTT Global Chemical PCL	1,234,300	1,185,453
PTT PCL	7,628,070	7,060,494
SCB X PCL	515,500	1,413,370
Siam Cement PCL	259,900	2,081,951
Thai Oil PCL	575,885	754,008
		20,059,421

Turkey 1.4%
Akbank TAS	1,440,345	1,498,365
BIM Birlesik Magazalar AS	117,113	1,124,844
Eregli Demir ve Celik Fabrikalari TAS *	601,812	805,657
Haci Omer Sabanci Holding AS	386,617	730,387
KOC Holding AS	230,005	1,112,553
Turk Hava Yollari AO *	126,113	967,693
Turkcell Iletisim Hizmetleri AS *	602,521	1,021,249
Turkiye Is Bankasi AS, Class C	1,396,530	1,038,060
Turkiye Petrol Rafinerileri AS	233,606	1,172,009
		9,470,817

United Arab Emirates 1.1%
Abu Dhabi Commercial Bank PJSC	415,981	909,428
Dubai Islamic Bank PJSC	496,202	729,511
SECURITY	NUMBER OF SHARES	VALUE ($)
Emaar Properties PJSC	965,763	1,759,411
Emirates Telecommunications Group Co. PJSC	480,271	2,413,777
First Abu Dhabi Bank PJSC	538,267	1,858,215
		7,670,342
Total Common Stocks (Cost $599,500,558)		656,413,304

PREFERRED STOCKS 4.8% OF NET ASSETS

Brazil 4.7%
Banco Bradesco SA	1,563,324	4,337,959
Centrais Eletricas Brasileiras SA, B Shares	59,729	455,512
Cia Energetica de Minas Gerais	406,644	946,894
Cia Paranaense de Energia, B Shares	529,000	880,311
Gerdau SA	401,321	1,732,882
Itau Unibanco Holding SA	1,151,537	6,125,695
Metalurgica Gerdau SA	535,365	1,096,905
Petroleo Brasileiro SA	2,519,515	17,360,629
		32,936,787

Colombia 0.1%
Bancolombia SA	153,112	982,060
Total Preferred Stocks (Cost $24,236,560)		33,918,847

SHORT-TERM INVESTMENTS 0.4% OF NET ASSETS

Money Market Funds 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (b)(c)	2,678,463	2,678,463
Total Short-Term Investments (Cost $2,678,463)		2,678,463
Total Investments in Securities (Cost $626,415,581)		693,010,614

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI Emerging Markets Index, expires 12/15/23	110	5,055,600	(88,056)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $2,057,787.
(b)	The rate shown is the annualized 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
DVR —	Differential Voting Rights
See financial notes
Schwab Fundamental Index Funds | Annual Report
85

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$170,266,330	$—	$170,266,330
Brazil	56,091,831	—	—	56,091,831
Chile	3,416,200	776,645	—	4,192,845
China	3,701,751	230,524,935	—	234,226,686
Colombia	1,997,154	—	—	1,997,154
Czech Republic	994,292	—	—	994,292
Hungary	1,787,163	1,670,061	—	3,457,224
India	838,754	81,114,245	—	81,952,999
Malaysia	3,034,933	8,634,310	—	11,669,243
Mexico	23,272,178	—	—	23,272,178
Qatar	4,543,376	—	—	4,543,376
Saudi Arabia	804,907	14,896,647	—	15,701,554
South Africa	17,196,570	13,709,863	—	30,906,433
Turkey	5,342,538	4,128,279	—	9,470,817
United Arab Emirates	5,181,420	2,488,922	—	7,670,342
Preferred Stocks[1]	33,918,847	—	—	33,918,847
Short-Term Investments[1]	2,678,463	—	—	2,678,463
Liabilities
Futures Contracts[2]	(88,056)	—	—	(88,056)
Total	$164,712,321	$528,210,237	$—	$692,922,558

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
86
Schwab Fundamental Index Funds | Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $626,415,581) including securities on loan of $2,057,787		$693,010,614
Cash		2,233,978
Foreign currency, at value (cost $1,587,607)		1,594,031
Deposit with broker for futures contracts		483,424
Receivables:
Fund shares sold		2,095,491
Dividends		1,706,652
Income from securities on loan	+	35,553
Total assets		701,159,743

Liabilities
Collateral held for securities on loan		2,678,463
Payables:
Foreign capital gains tax		2,533,222
Fund shares redeemed		252,654
Investment adviser fees		227,054
Variation margin on futures contracts	+	23,509
Total liabilities		5,714,902
Net assets		$695,444,841

Net Assets by Source
Capital received from investors		$766,436,097
Total distributable loss	+	(70,991,256)
Net assets		$695,444,841

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$695,444,841		86,751,995		$8.02

See financial notes
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $4,253,110)		$36,543,955
Interest received from securities - unaffiliated		53,286
Securities on loan, net	+	169,594
Total investment income		36,766,835

Expenses
Investment adviser fees		2,792,211
Total expenses	–	2,792,211
Net investment income		33,974,624

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated (net of foreign capital gains tax paid of $694,664)		(3,427,998)
Net realized losses on futures contracts		(65,986)
Net realized losses on foreign currency transactions	+	(42,365)
Net realized losses		(3,536,349)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated (net of change in foreign capital gains tax of ($470,313))		60,818,850
Net change in unrealized appreciation (depreciation) on futures contracts		(59,646)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(18,855)
Net change in unrealized appreciation (depreciation)	+	60,740,349
Net realized and unrealized gains		57,204,000
Increase in net assets resulting from operations		$91,178,624
See financial notes
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$33,974,624	$39,197,035
Net realized losses		(3,536,349)	(53,802,422)
Net change in unrealized appreciation (depreciation)	+	60,740,349	(172,215,393)
Increase (decrease) in net assets resulting from operations		$91,178,624	($186,820,780 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($35,727,633 )	($30,189,359 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		22,274,568	$182,839,887	31,322,904	$273,449,095
Shares reinvested		2,947,877	22,698,652	2,271,110	21,734,518
Shares redeemed	+	(20,616,360)	(169,703,400)	(20,544,222)	(181,666,566)
Net transactions in fund shares		4,606,085	$35,835,139	13,049,792	$113,517,047

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		82,145,910	$604,158,711	69,096,118	$707,651,803
Total increase (decrease)	+	4,606,085	91,286,130	13,049,792	(103,493,092)
End of period		86,751,995	$695,444,841	82,145,910	$604,158,711
See financial notes
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Schwab Fundamental Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST
Schwab Fundamental US Large Company Index Fund	Schwab Target 2015 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2035 Fund
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2040 Fund
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2050 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2060 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2065 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2010 Index Fund
Schwab International Index Fund®	Schwab Target 2015 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2020 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2025 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2030 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2035 Index Fund
Schwab International Opportunities Fund	Schwab Target 2040 Index Fund
Schwab Balanced Fund	Schwab Target 2045 Index Fund
Schwab Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2055 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2060 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2065 Index Fund
Schwab Health Care Fund	Schwab Monthly Income Fund - Target Payout
Schwab International Core Equity Fund	Schwab Monthly Income Fund - Flexible Payout
Schwab Target 2010 Fund	Schwab Monthly Income Fund - Income Payout
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the funds’ investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the funds’ portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
• Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of a fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of a fund’s shares and seeks to help ensure that the prices at which a fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark.
• Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
• Mutual funds: Mutual funds are valued at their respective NAVs.
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value a fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, ETFs and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of a fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2023, are disclosed in each fund’s Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender), may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank.  Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent.  The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
As of October 31, 2023, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2023, if any, are disclosed in each fund’s Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are disclosed in each fund’s Statement of Assets and Liabilities.
Cash Investments: The funds, except for the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund, may invest a portion of their assets in cash. Cash includes cash bank balances in an interest-bearing demand deposit account with maturity on demand by the funds.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code, as amended, definition of a Passive Foreign Investment Company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
Central Securities Depositories Regulation: The Central Securities Depositories Regulation (CSDR) introduced measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. These cash penalties are included in the net realized gains (losses) on sales of securities in each fund’s Statement of Operations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in each fund’s Statement of Operations, if any. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments, if any.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. The professional fees related to European Union foreign withholding tax claims are non-contingent and non-routine expenses which are subject to repayment to the investment adviser (see financial note 4 for additional information).
For U.S. income tax purposes, European Union reclaims received reduce the amounts of foreign taxes that the fund passes through to its shareholders. If European Union reclaims received exceed foreign withholding taxes paid, the Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund will evaluate the requirements for entering into a closing agreement with the Internal Revenue Service (IRS) to address any prior years’ U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by fund shareholders on their tax returns in prior years. During the period ended October 31, 2023, the Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund did not incur any compliance fees.
(e) Expenses:
Pursuant to the Amended and Restated Advisory Agreement (Advisory Agreement) between the investment adviser and the trust, the investment adviser will pay the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund. The Advisory Agreement excludes paying acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in each fund’s Statement of Operations. Foreign taxes accrued as of October 31, 2023, if any, are reflected in each fund’s Statement of Assets and Liabilities.
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Regulatory Update:
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, a fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in an index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for a fund.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that a fund’s or its respective index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
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Financial Notes (continued)

3. Risk Factors (continued):
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. Foreign securities may also include investments in variable interest entities (VIEs) structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that prohibit non-Chinese ownership of those companies. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Derivatives Risk. Each fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. A fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Sampling Index Tracking Risk. To the extent a fund uses a sampling method, the fund may not fully replicate its respective index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
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Financial Notes (continued)

3. Risk Factors (continued):
Exchange Traded Funds (ETFs) Risk. Certain funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When a fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to the Advisory Agreement between the investment adviser and the trust.
For its advisory services to the funds, the investment adviser is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
SCHWAB FUNDAMENTAL US LARGE COMPANY INDEX FUND	SCHWAB FUNDAMENTAL US SMALL COMPANY INDEX FUND	SCHWAB FUNDAMENTAL INTERNATIONAL LARGE COMPANY INDEX FUND	SCHWAB FUNDAMENTAL INTERNATIONAL SMALL COMPANY INDEX FUND	SCHWAB FUNDAMENTAL EMERGING MARKETS LARGE COMPANY INDEX FUND
0.25%	0.25%	0.25%	0.39%	0.39%
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4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2023, as applicable:
UNDERLYING FUNDS
	SCHWAB FUNDAMENTAL US LARGE COMPANY INDEX FUND	SCHWAB FUNDAMENTAL US SMALL COMPANY INDEX FUND	SCHWAB FUNDAMENTAL INTERNATIONAL LARGE COMPANY INDEX FUND	SCHWAB FUNDAMENTAL INTERNATIONAL SMALL COMPANY INDEX FUND	SCHWAB FUNDAMENTAL EMERGING MARKETS LARGE COMPANY INDEX FUND
Schwab MarketTrack All Equity Portfolio	1.4%	2.2%	2.1%	6.9%	5.2%
Schwab MarketTrack Balanced Portfolio	0.7%	0.9%	0.7%	2.5%	1.9%
Schwab MarketTrack Conservative Portfolio	0.2%	0.2%	0.2%	0.6%	0.5%
Schwab MarketTrack Growth Portfolio	1.4%	2.0%	1.6%	5.1%	3.9%
Schwab Target 2010 Fund	0.0%*	— %	0.0%*	— %	— %
Schwab Target 2015 Fund	0.0%*	— %	0.0%*	— %	— %
Schwab Target 2020 Fund	0.1%	— %	0.1%	— %	— %
Schwab Target 2025 Fund	0.1%	— %	0.1%	— %	— %
Schwab Target 2030 Fund	0.3%	— %	0.4%	— %	— %
Schwab Target 2035 Fund	0.3%	— %	0.2%	— %	— %
Schwab Target 2040 Fund	0.6%	— %	0.5%	— %	— %
Schwab Target 2045 Fund	0.2%	— %	0.1%	— %	— %
Schwab Target 2050 Fund	0.2%	— %	0.1%	— %	— %
Schwab Target 2055 Fund	0.1%	— %	0.1%	— %	— %
Schwab Target 2060 Fund	0.0%*	— %	0.0%*	— %	— %
Schwab Target 2065 Fund	0.0%*	— %	0.0%*	— %	— %

*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to European Union foreign withholding tax claims discussed in financial note 2(d) are non-contingent and non-routine expenses. The investment adviser agreed to pay these professional fees, on behalf of the funds, subject to reimbursement by the funds to the extent the funds are able to successfully recover taxes withheld in the future.
During the period ended October 31, 2023, the professional fees incurred by the Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund and paid by the investment adviser were $19,021 and $1,046 respectively, as shown as Professional fees in each fund’s Statement of Operations.
During the period ended October 31, 2023, the Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund did not recover any previously withheld foreign taxes and made no reimbursements to the investment adviser.
As of October 31, 2023, the balance of professional fees related to foreign withholding tax claims subject to future reimbursement by the Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund to the investment adviser were $103,883 and $2,064 respectively.
No other amounts for additional foreign withholding tax claims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers.  For the period ended October 31, 2023, each fund’s purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
Schwab Fundamental US Large Company Index Fund	$205,132,419	$131,611,883	($13,958,835 )
Schwab Fundamental US Small Company Index Fund	49,782,121	46,179,056	2,913,381
Schwab Fundamental International Large Company Index Fund	41,577,683	43,491,308	(1,718,977)
Schwab Fundamental International Small Company Index Fund	25,967,868	16,359,685	3,688,359
Schwab Fundamental Emerging Markets Large Company Index Fund	12,274,725	3,997,061	(674,359)

Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The funds did not pay any interested persons or non-interested persons (independent trustees). The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $1 billion line of credit (the Syndicated Credit Facility), which matured on September 28, 2023. On September 28, 2023, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit  amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by a fund, the investment adviser paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company which matured on September 28, 2023. On September 28, 2023, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit  amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount a fund borrows. There were no borrowings by any of the funds from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

 7. Derivatives:
The funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at October 31, 2023, if any, are presented in each fund’s Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in each fund’s Statement of Operations, if any. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2023, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab Fundamental US Large Company Index Fund	$30,369,468	145
Schwab Fundamental US Small Company Index Fund	7,274,959	79
Schwab Fundamental International Large Company Index Fund	15,822,079	154
Schwab Fundamental International Small Company Index Fund	3,630,447	35
Schwab Fundamental Emerging Markets Large Company Index Fund	4,744,039	97

8. Purchases and Sales of Investment Securities:
For the period ended October 31, 2023, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab Fundamental US Large Company Index Fund	$1,269,608,609	$472,677,508
Schwab Fundamental US Small Company Index Fund	579,589,068	363,659,328
Schwab Fundamental International Large Company Index Fund	610,003,684	280,491,800
Schwab Fundamental International Small Company Index Fund	131,574,949	184,297,937
Schwab Fundamental Emerging Markets Large Company Index Fund	170,705,558	139,990,881
During the period ended October 31, 2023, the following funds had transactions in connection with in-kind transactions:
	IN-KIND PURCHASES OF SECURITIES	IN-KIND SALES OF SECURITIES
Schwab Fundamental US Large Company Index Fund	$—	$570,475,353
Schwab Fundamental US Small Company Index Fund	—	206,277,280
For the period ended October 31, 2023, where applicable, the funds realized net capital gains or losses resulting from in-kind redemptions. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized gains or losses on sales of in-kind redemptions for the period ended October 31, 2023, are disclosed in the funds’ Statements of Operations, if any.
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Financial Notes (continued)

 9. Federal Income Taxes:
As of October 31, 2023, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab Fundamental US Large Company Index Fund	$4,618,567,973	$2,561,816,042	($355,637,721 )	$2,206,178,321
Schwab Fundamental US Small Company Index Fund	1,468,752,393	353,598,151	(281,333,712)	72,264,439
Schwab Fundamental International Large Company Index Fund	2,006,520,653	341,111,095	(276,212,288)	64,898,807
Schwab Fundamental International Small Company Index Fund	538,547,001	101,517,057	(116,546,995)	(15,029,938)
Schwab Fundamental Emerging Markets Large Company Index Fund	691,084,544	75,241,297	(73,403,283)	1,838,014

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
Schwab Fundamental US Large Company Index Fund	$111,899,526	$2,206,178,321	$—	($43,802,035 )	$2,274,275,812
Schwab Fundamental US Small Company Index Fund	18,709,095	72,264,439	(11)	(10,918,954)	80,054,569
Schwab Fundamental International Large Company Index Fund	67,356,902	64,898,807	(128,501)	(52,818,527)	79,308,681
Schwab Fundamental International Small Company Index Fund	16,616,262	(15,029,938)	(59,680)	(2,216,460)	(689,816)
Schwab Fundamental Emerging Markets Large Company Index Fund	32,626,801	1,838,014	(2,553,699)	(102,902,372)	(70,991,256)
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation or depreciation on futures contracts, the realization for tax purposes of unrealized appreciation on investments in PFICs and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2023, the funds had capital loss carryforwards available as follows:

Schwab Fundamental US Large Company Index Fund	$43,802,035
Schwab Fundamental US Small Company Index Fund	10,918,954
Schwab Fundamental International Large Company Index Fund	52,818,527
Schwab Fundamental International Small Company Index Fund	2,216,460
Schwab Fundamental Emerging Markets Large Company Index Fund	102,902,372
For the fiscal year ended October 31, 2023 the Schwab Fundamental Emerging Markets Large Company Index Fund had capital loss carryforwards utilized of $1,465,754.
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Financial Notes (continued)

9. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab Fundamental US Large Company Index Fund	$133,865,719	$—	$136,690,830	$187,778,508
Schwab Fundamental US Small Company Index Fund	18,239,275	87,539,598	53,750,563	155,441,604
Schwab Fundamental International Large Company Index Fund	49,119,207	—	52,079,126	—
Schwab Fundamental International Small Company Index Fund	11,013,851	15,959,445	19,730,992	19,545,725
Schwab Fundamental Emerging Markets Large Company Index Fund	35,727,633	—	30,189,359	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in each fund’s Statement of Operations. During the fiscal year ended October 31, 2023, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund (the “Funds”), five of the funds constituting Schwab Capital Trust, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Schwab Capital Trust as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 15, 2023
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

The funds may elect to pass through, under section 853(a) of the Internal Revenue Code, the foreign tax credit to shareholders. For the fiscal year ended October 31, 2023, the foreign tax credit and respective foreign source income on the funds were as follows:
	FOREIGN TAX CREDIT	FOREIGN SOURCE INCOME
Schwab Fundamental US Large Company Index Fund	$—	$—
Schwab Fundamental US Small Company Index Fund	—	—
Schwab Fundamental International Large Company Index Fund	7,255,522	80,133,313
Schwab Fundamental International Small Company Index Fund	2,164,907	18,637,469
Schwab Fundamental Emerging Markets Large Company Index Fund	4,871,595	40,773,133
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2023, qualify for the corporate dividends received deduction:

Schwab Fundamental US Large Company Index Fund	100.00%
Schwab Fundamental US Small Company Index Fund	90.72%
Schwab Fundamental International Large Company Index Fund	— %
Schwab Fundamental International Small Company Index Fund	— %
Schwab Fundamental Emerging Markets Large Company Index Fund	— %
For the fiscal year ended October 31, 2023, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
Schwab Fundamental US Large Company Index Fund	$133,865,719
Schwab Fundamental US Small Company Index Fund	16,690,656
Schwab Fundamental International Large Company Index Fund	54,669,038
Schwab Fundamental International Small Company Index Fund	12,338,867
Schwab Fundamental Emerging Markets Large Company Index Fund	19,645,528
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2023:
Schwab Fundamental US Large Company Index Fund	$—
Schwab Fundamental US Small Company Index Fund	87,539,598
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	15,959,445
Schwab Fundamental Emerging Markets Large Company Index Fund	—
For the fiscal year ended October 31, 2023, the funds designate the following amounts of the dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amount for use in preparing their 2023 income tax return.
Schwab Fundamental US Large Company Index Fund	$—
Schwab Fundamental US Small Company Index Fund	1,548,619
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—
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Liquidity Risk Management Program  (unaudited)

The funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The funds’ Board of Trustees (the “Board”) has designated the funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The funds’ Board reviewed a report at its meeting held on September 19, 2023 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2022, through May 31, 2023, which included individual fund liquidity risk metrics. The report summarized the operation of the program and the information and factors considered by the investment adviser in assessing whether the program has been adequately and effectively implemented with respect to a fund. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party thereto (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on April 27, 2023 and June 7, 2023, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 7, 2023 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.
the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.
each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.
each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.
the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.
the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, and vendor and risk oversight. The Trustees also
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considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm, as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return and the market environment, as well as in consideration of each Fund’s investment style and strategy. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and such Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by the investment adviser to ETFs, other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. The Trustees reviewed the profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, and although the Funds do not have breakpoints in their advisory fees, the Trustees considered the potential existence of any economies of scale by way of the relatively low advisory fee and unitary fee structure of the Funds and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; and (ii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has invested in its infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and
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compliance services to the Funds continue to increase as a result of regulatory or other developments. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 106 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	106	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	106	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	106	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	106	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	106	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	106	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	106	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)
Co-Chairman of the Board (July 2022 – present), Director and Chief
Executive Officer (Oct. 2008 – present) and President
(Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and
Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director
(May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Co-Chairman of the
Board (July 2022 – present) and Director (Apr. 2006 – present), Charles
Schwab Bank, SSB; Co-Chairman of the Board (July 2022 – present) and
Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB;
Co-Chairman of the Board (July 2022 – present) and Director
(July 2019 – present), Charles Schwab Trust Bank; Director
(May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and
President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Manager
(Sept. 2023 – present), TD Ameritrade Holding LLC; Director
(Oct. 2020 – Aug. 2023), TD Ameritrade Holding Corporation; Director
(July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.
		106	Director (2008 – present), The Charles Schwab Corporation
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)
President (Oct. 2021 – present) and Executive Vice President – Schwab
Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles
Schwab Corporation; President, Director (Oct. 2021 – present), Executive
Vice President – Schwab Asset Management Solutions
(July 2019 – Oct. 2021) and Senior Vice President – Advisory
(May 2016 – July 2019), Charles Schwab & Co., Inc.; President
(Nov. 2021 – present), Schwab Holdings, Inc.; Director
(Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive
Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment
Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and
President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive
Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.
		106	None

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Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment
Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Chief Executive Officer (Jan. 2022 – present), President (Oct. 2023 – present), (Chief
Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and
President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive
Officer (Sept. 2023 – present), President (Oct. 2023 – present), Chief Investment Officer
(June 2011 – present) and Vice President (June 2011 – Sept. 2023), Schwab Funds, Laudus
Trust and Schwab ETFs.

Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2013)

Chief Operating Officer (Dec. 2020 – present) and Treasurer and Chief Financial Officer
(Jan. 2016 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial
Officer (Mar. 2020 – present), Chief Operating Officer (Oct. 2023 – present), Managing
Director (Mar. 2023 – present) and Vice President (Oct. 2013 – Mar. 2023), Charles Schwab
Investment Management, Inc.

Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2023)

Treasurer and Chief Financial Officer (Jan. 2023 – present) and Assistant Treasurer
(Dec. 2015 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Vice President (Mar. 2022 – Mar. 2023) and Director
(Oct. 2015 – Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director
(May 2022 – present) and Vice President (Apr. 2022 – May 2022), Charles Schwab & Co., Inc.

Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2018)

Chief Investment Officer (Oct. 2023 – present) and Vice President (Feb. 2018 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023 – present),
Chief Investment Officer (Oct. 2023 – present), and Senior Vice President
(Oct. 2012 – Mar. 2023), Charles Schwab Investment Management, Inc.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2021)

Managing Director (Mar. 2023 – present), Senior Vice President (Jan. 2020 – Mar. 2023) and
Chief Investment Officer (Jan. 2020 – present) Charles Schwab Investment
Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment
Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment
Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018),
ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and
Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios and Laudus Trust since 2005; Schwab Strategic
Trust since 2009)

Chief Legal Officer (Mar. 2022 – present), Managing Director (Mar. 2023 – present) and Vice
President (Sept. 2005 – Mar. 2023), Charles Schwab Investment Management, Inc.;
Managing Director (May 2022 – present) and Vice President (Aug. 2005 – May 2022), Charles
Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk
(Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present),
Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021),
Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and
Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.

1
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
2
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
3
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization See “market cap.”
capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net) A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
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Russell 2000 Index An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net) An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net) An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores rank below the 87.5% threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the smallest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net) An index that ranks emerging market companies in the FTSE Global Total Cap Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the emerging companies in the FTSE Global Total Cap Index measures the performance of the investable securities in emerging markets globally.
Russell RAFI US Large Company Index An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Large Company Index includes only those securities that are members of the U.S. portion whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
Russell RAFI US Small Company Index An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Small Company Index includes only those securities that are members of the U.S. portion and rank below the 87.5% fundamental score threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
S&P Developed ex-U.S. Small Cap Index (Net) An index composed of the stocks representing the lowest 15% of float-adjusted market cap in each developed market country, excluding the U.S. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
stock A share of ownership, or equity, in the issuing company.
total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield The income paid out by an investment, expressed as a percentage of the investment’s market value.
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Notes

Notes

Schwab Fundamental Index Funds
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2023 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
¹
State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²
You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares if the Fund’s Board determines that the fee is in the best interests of the Fund. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR39592-16
00293085

Annual Report | October 31, 2023
Schwab MarketTrack Portfolios®

Schwab MarketTrack
All Equity Portfolio™
Schwab MarketTrack
Growth Portfolio™
Schwab MarketTrack
Balanced Portfolio™
Schwab MarketTrack
Conservative Portfolio™

This page is intentionally left blank.

Schwab MarketTrack Portfolios
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Distributor: Charles Schwab & Co., Inc. (Schwab)
Schwab MarketTrack Portfolios | Annual Report
1

Schwab MarketTrack Portfolios
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2023
Schwab MarketTrack All Equity Portfolio (Ticker Symbol: SWEGX)	7.32%
All Equity Composite Index	7.67%
Fund Category: Morningstar Aggressive Allocation[1]	4.49%
Performance Details	pages 6-8

Schwab MarketTrack Growth Portfolio (Ticker Symbol: SWHGX)	5.68%
Growth Composite Index	6.04%
Fund Category: Morningstar Moderately Aggressive Allocation[1]	4.49%
Performance Details	pages 9-11

Schwab MarketTrack Balanced Portfolio (Ticker Symbol: SWBGX)	4.47%
Balanced Composite Index	4.87%
Fund Category: Morningstar Moderate Allocation[1]	4.16%
Performance Details	pages 12-14

Schwab MarketTrack Conservative Portfolio (Ticker Symbol: SWCGX)	3.01%
Conservative Composite Index	3.46%
Fund Category: Morningstar Moderately Conservative Allocation[1]	2.73%
Performance Details	pages 15-17
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
1
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
2
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Portfolios
The Investment Environment

For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 10.14%. U.S. large-cap stocks outperformed U.S. small-cap stocks, with the Russell 1000® Index and the Russell 2000® Index returning 9.48% and -8.56%, respectively. Among U.S. large-cap stocks, growth stocks outperformed value stocks, with the Russell 1000® Growth Index and the Russell 1000® Value Index returning 18.95% and 0.13%, respectively. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 14.40% and the MSCI Emerging Markets Index (Net)* returned 10.80%. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The Bloomberg US Aggregate Bond Index returned 0.36% and the FTSE non–US Dollar World Government Bond Index returned 1.32%.
Economies around the world grew out of sync as they wrestled with record levels of government debt, rising geopolitical tensions, and weak productivity gains that stifled economic growth. The U.S. economy continued to show unexpected resiliency. Surprisingly robust job growth and strong consumer spending helped propel U.S. gross domestic product (GDP) to a 5.2% annualized growth rate for the third quarter of 2023, up from roughly 2% over the prior three quarters. Inflation remained above the Fed’s historical 2% target over the reporting period but declined
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2023

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab MarketTrack Portfolios | Annual Report
3

Schwab MarketTrack Portfolios
The Investment Environment (continued)

between November 2022 and June 2023 as rents and wage growth eased, profit margins declined, and monetary policy remained restrictive before ticking up slightly in July 2023 through September 2023. The unemployment rate remained low throughout the period despite inflationary pressures but did rise slightly in August and October. An increase in the labor force participation rate (the proportion of working-age Americans who have a job or are looking for one) in August and strike activity in October were large contributors to the increase in unemployment in the last three months of the reporting period.
Oil prices were volatile, ranging from a high of $92 per barrel at the beginning of the reporting period to a low of $66 and ending the period at just over $80 per barrel. Eurozone GDP growth contracted slightly in the fourth quarter of 2022 driven by manufacturing pressures and headwinds related to oil and commodity prices, was flat for the first quarter of 2023, expanded slightly for the second quarter of 2023 bolstered by a moderation in inflationary pressures, and contracted slightly for the third quarter of 2023 as financing conditions remained tight. The United Kingdom posted small gains in GDP growth throughout the reporting period, with household consumption expenditures and manufacturing output among key growth drivers. In Japan, following flat GDP growth in the fourth quarter of 2022, GDP rose for the first two quarters of 2023, primarily on rising exports and falling imports. Among emerging markets, China’s GDP grew throughout the reporting period as the government’s various policies seeking to help the economy have offset the impact of a prolonged property crisis and weak trade. India’s GDP grew in the fourth quarter of 2022 and the first two quarters of 2023, driven primarily by robust performance of the services sector along with strong consumer demand and increased government spending.
In its efforts to lower inflation, the Fed raised interest rates six times during the reporting period, increasing the federal funds rate from a range of 3.00% to 3.25% to a range of 5.25% to 5.50%. At its meetings in June, September, and October, the Fed maintained the then current rates, citing robust economic activity, strong—though moderating—job gains, and low unemployment while acknowledging tighter financial and credit conditions for households and businesses. The Fed also maintained its program to reduce the assets held on its balance sheet, though its balance sheet temporarily spiked in March 2023 when the Fed supported banks after the failure of three U.S. regional banks. Despite the spike, balance sheet assets declined over the reporting period. Central banks outside the United States also battled with persistently high, albeit waning, inflation. After raising rates eight times during the reporting period, the European Central Bank held its rate steady at its October meeting as inflation and pricing pressures finally showed signs of easing. Similarly, the Bank of England maintained its key official bank rate at its September meeting, after seven rate hikes during the reporting period, leaving borrowing costs at a 15-year high. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, despite inflationary pressures but relaxed its yield control policy. Monetary policies in emerging markets were mixed. Central banks in India, Indonesia, Mexico, Pakistan, and Russia all raised their rates two or more times over the reporting period. In contrast, both Brazil and China cut their key interest rate twice during the reporting period.
Among bond markets, shorter-term bonds generally outperformed longer-term bonds, and bond markets generally weakened over the second half of the reporting period. There were a few short-lived market-moving events over the reporting period. The failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. In addition, debt ceiling negotiations during the second quarter of 2023 created fear that the federal government could default on its obligations and on August 1, 2023, Fitch Ratings downgraded long-term U.S. debt from AAA to AA+ after indicating earlier in the year that a country refusing to pay its debts in a timely way was not entitled to a AAA rating. The U.S. Treasury increased auctions of U.S. Treasury securities over the reporting period and higher borrowing costs as a result of rising interest rates contributed to growth in the U.S. budget deficit. U.S. Treasury yields were volatile over the first half of the reporting period but rose sharply over the second half. The yield on the 10-year U.S. Treasury rose from 4.10% to 4.88% over the reporting period, briefly touching 5% in October—a level not seen since 2007. The yield on the three-month U.S. Treasury climbed from 4.22% to 5.59%, resulting in the yield curve inverting for a large portion of the reporting period. Outside the U.S., bond yields generally followed a similar trajectory.
4
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Portfolios
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the funds. Prior to joining Schwab in 2012, Ms. Tang was a product manager at Thomson
Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as
BlackRock).

Drew Hayes, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the funds. Mr. Hayes has been with Schwab since 2006. Before becoming a portfolio manager, he spent seven years as a senior fixed income specialist for Schwab Wealth Advisory, Inc. Prior to that, he worked as a bond investment specialist for two years and as a registered representative for two years for Charles
Schwab & Co., Inc.

Patrick Kwok, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the funds. Previously, Mr. Kwok served as an associate portfolio manager from 2012 to 2016. Prior to that, he worked as a fund administration manager, where he was responsible for oversight of sub-advisers, trading, cash management, and fund administration supporting the Charles Schwab Trust Bank Collective Investment
Trusts and multi-asset Schwab Funds. Prior to joining Schwab Asset Management in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at
State Street Bank & Trust as a portfolio accountant and pricing specialist.

Schwab MarketTrack Portfolios | Annual Report
5

Schwab MarketTrack All Equity Portfolio as of October 31, 2023

The Schwab MarketTrack All Equity Portfolio (the fund) seeks high capital growth through an all-stock portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. For the 12-month reporting period ended October 31, 2023, the fund remained close to the target allocations of 50% in U.S. large-cap, 30% in international, and 15% in U.S. small cap-stocks. The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the fund returned 7.32%. The fund’s custom blended comparative index, the All Equity Composite Index (the composite index), returned 7.67%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s international equity allocations contributed the most to the total return of the fund. The Schwab International Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental Emerging Markets Large Company Index Fund, and Schwab Fundamental International Small Company Index Fund contributed to the total return of the fund, returning approximately 15%, 17%, 15%, and 12%, respectively, for the reporting period.
The fund’s U.S. equity allocations also contributed to the total return of the fund. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the fund—largely due to the Schwab S&P 500 Index Fund’s large position within the fund—returning approximately 10% for the reporting period. The Schwab U.S. Large-Cap Growth Index Fund and Schwab Fundamental US Large Company Index Fund also contributed to the total return of the fund, returning approximately 19% and 4%, respectively, for the reporting period. The Schwab Small-Cap Index Fund was the largest detractor from the total return of the fund, returning approximately -8% for the reporting period. The Schwab Fundamental US Small Company Index Fund also detracted from the total return of the fund, returning approximately -3% for the reporting period.
The fund’s real estate allocation, the Schwab U.S. REIT ETF, detracted from the total return of the fund, returning approximately -8% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
6
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack All Equity Portfolio (5/19/98)	7.32%	6.77%	7.02%
S&P 500® Index	10.14%	11.01%	11.18%
All Equity Composite Index	7.67%	7.20%	7.55%
Fund Category: Morningstar Aggressive Allocation[2]	4.49%	5.93%	6.20%
Fund Expense Ratio[3]: 0.51%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.12% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
Schwab MarketTrack Portfolios | Annual Report
7

Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	10
Portfolio Turnover Rate	10%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
1
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
2
This list is not a recommendation of any security by the investment adviser.
8
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Growth Portfolio as of October 31, 2023

The Schwab MarketTrack Growth Portfolio (the fund) seeks high capital growth with less volatility than an all-stock portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes stock, bond, and cash investments. For the 12-month reporting period ended October 31, 2023, the fund remained close to the target allocations of 80% equity, 16% fixed income, and 4% cash and cash equivalents (including money market funds). The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the fund returned 5.68%. The fund’s custom blended comparative index, the Growth Composite Index (the composite index), returned 6.04%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s U.S. equity allocations contributed the most to the total return of the fund. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the fund—largely due to the Schwab S&P 500 Index Fund’s large position within the fund—returning approximately 10% for the reporting period. The Schwab U.S. Large-Cap Growth Index Fund and Schwab Fundamental US Large Company Index Fund also contributed to the total return of the fund, returning approximately 19% and 4%, respectively, for the reporting period. The Schwab Small-Cap Index Fund was the largest detractor from the total return of the fund, returning approximately -8% for the reporting period. The Schwab Fundamental US Small Company Index Fund also detracted from the total return of the fund, returning approximately -3% for the reporting period.
The fund’s international equity allocations also contributed to the total return of the fund. The Schwab International Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental Emerging Markets Large Company Index Fund, and Schwab Fundamental International Small Company Index Fund contributed to the total return of the fund, returning approximately 15%, 17%, 15%, and 12%, respectively, for the reporting period.
The fund’s real estate allocation, the Schwab U.S. REIT ETF, detracted from the total return of the fund, returning approximately -8% for the reporting period.
The fund’s fixed-income allocation, the Schwab U.S. Aggregate Bond Index Fund, also detracted from the total return of the fund, returning less than 1% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
Schwab MarketTrack Portfolios | Annual Report
9

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Growth Portfolio (11/20/95)	5.68%	5.82%	6.13%
S&P 500® Index	10.14%	11.01%	11.18%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Growth Composite Index	6.04%	6.28%	6.65%
Fund Category: Morningstar Moderately Aggressive Allocation[2]	4.49%	5.40%	5.58%
Fund Expense Ratio[3]: 0.50%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.11% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
10
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	12
Portfolio Turnover Rate	10%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
1
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
2
This list is not a recommendation of any security by the investment adviser.
Schwab MarketTrack Portfolios | Annual Report
11

Schwab MarketTrack Balanced Portfolio as of October 31, 2023

The Schwab MarketTrack Balanced Portfolio (the fund) seeks both capital growth and income. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes bond, stock and cash investments. For the 12-month reporting period ended October 31, 2023, the fund remained close to the target allocations of 60% equity, 36% fixed income, and 4% cash and cash equivalents (including money market funds). The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the fund returned 4.47%. The fund’s custom blended comparative index, the Balanced Composite Index (the composite index), returned 4.87%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s U.S. equity allocations contributed the most to the total return of the fund. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the fund returning approximately 10% for the reporting period. The Schwab U.S. Large-Cap Growth Index Fund and Schwab Fundamental US Large Company Index Fund also contributed to the total return of the fund, returning approximately 19% and 4%, respectively, for the reporting period. The Schwab Small-Cap Index Fund was the largest detractor from the total return of the fund, returning approximately -8% for the reporting period. The Schwab Fundamental US Small Company Index Fund also detracted from the total return of the fund, returning approximately -3% for the reporting period.
The fund’s international equity allocations also contributed to the total return of the fund. The Schwab International Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental Emerging Markets Large Company Index Fund, and Schwab Fundamental International Small Company Index Fund contributed to the total return of the fund, returning approximately 15%, 17%, 15%, and 12%, respectively, for the reporting period.
The fund’s fixed-income allocations also contributed to the total return of the fund. The Schwab Short-Term Bond Index Fund contributed to the total return of the fund, returning approximately 3% for the reporting period. The Schwab U.S. Aggregate Bond Index Fund detracted from the total return of the fund, returning less than 1% for the reporting period.
The fund’s real estate allocation, the Schwab U.S. REIT ETF, detracted from the total return of the fund, returning approximately -8% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
12
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Balanced Portfolio (11/20/95)	4.47%	4.45%	4.82%
S&P 500® Index	10.14%	11.01%	11.18%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Balanced Composite Index	4.87%	4.92%	5.35%
Fund Category: Morningstar Moderate Allocation[2]	4.16%	5.08%	5.22%
Fund Expense Ratio[3]: 0.49%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.09% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
Schwab MarketTrack Portfolios | Annual Report
13

Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	13
Portfolio Turnover Rate	11%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
1
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
2
This list is not a recommendation of any security by the investment adviser.
14
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Conservative Portfolio as of October 31, 2023

The Schwab MarketTrack Conservative Portfolio (the fund) seeks income and more growth potential than an all-bond portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes bond, stock and cash investments. For the 12-month reporting period ended October 31, 2023, the fund remained close to the target allocations of 56% fixed income, 40% equity, and 4% cash and cash equivalents (including money market funds). The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the fund returned 3.01%. The fund’s custom blended comparative index, the Conservative Composite Index (the composite index), returned 3.46%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s U.S. equity allocations contributed the most to the total return of the fund. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the fund returning approximately 10% for the reporting period. The Schwab U.S. Large-Cap Growth Index Fund and Schwab Fundamental US Large Company Index Fund also contributed to the total return of the fund, returning approximately 19% and 4%, respectively, for the reporting period. The Schwab Small-Cap Index Fund was the largest detractor from the total return of the fund, returning approximately -8% for the reporting period. The Schwab Fundamental US Small Company Index Fund also detracted from the total return of the fund, returning approximately -3% for the reporting period.
The fund’s international equity allocations also contributed to the total return of the fund. The Schwab Fundamental International Large Company Index Fund, Schwab Fundamental Emerging Markets Large Company Index Fund, and Schwab Fundamental International Small Company Index Fund contributed to the total return of the fund, returning approximately 17%, 15%, and 12%, respectively, for the reporting period.
The fund’s fixed-income allocations also contributed to the total return of the fund. The Schwab Short-Term Bond Index Fund and Schwab U.S. Aggregate Bond Index Fund contributed to the total return of the fund, returning approximately 3% and less than 1%, respectively, for the reporting period.
The fund’s real estate allocation, the Schwab U.S. REIT ETF, detracted from the total return of the fund, returning approximately -8% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
Schwab MarketTrack Portfolios | Annual Report
15

Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Conservative Portfolio (11/20/95)	3.01%	2.88%	3.35%
S&P 500® Index	10.14%	11.01%	11.18%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Conservative Composite Index	3.46%	3.39%	3.93%
Fund Category: Morningstar Moderately Conservative Allocation[2]	2.73%	2.95%	3.30%
Fund Expense Ratio[3]: 0.50%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.08% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
16
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	13
Portfolio Turnover Rate	9%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
1
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
2
This list is not a recommendation of any security by the investment adviser.
Schwab MarketTrack Portfolios | Annual Report
17

Schwab MarketTrack Portfolios
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2023 and held through October 31, 2023.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED)[1,2]	EFFECTIVE EXPENSE RATIO (ANNUALIZED)[3,4]	BEGINNING ACCOUNT VALUE AT 5/1/23	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/23	EXPENSES PAID DURING PERIOD 5/1/23-10/31/23[2,5]	EFFECTIVE EXPENSES PAID DURING PERIOD 5/1/23-10/31/23[4,5]
Schwab MarketTrack All Equity Portfolio
Actual Return	0.39%	0.51%	$1,000.00	$973.60	$1.94	$2.54
Hypothetical 5% Return	0.39%	0.51%	$1,000.00	$1,023.24	$1.99	$2.60
Schwab MarketTrack Growth Portfolio
Actual Return	0.39%	0.50%	$1,000.00	$971.70	$1.94	$2.48
Hypothetical 5% Return	0.39%	0.50%	$1,000.00	$1,023.24	$1.99	$2.55
Schwab MarketTrack Balanced Portfolio
Actual Return	0.39%	0.48%	$1,000.00	$965.10	$1.93	$2.38
Hypothetical 5% Return	0.39%	0.48%	$1,000.00	$1,023.24	$1.99	$2.45
Schwab MarketTrack Conservative Portfolio
Actual Return	0.42%	0.50%	$1,000.00	$957.10	$2.07	$2.47
Hypothetical 5% Return	0.42%	0.50%	$1,000.00	$1,023.09	$2.14	$2.55

[1]	Based on the most recent six-month expense ratio.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expenses and the expense ratio; may differ from the acquired fund fees and expenses and the expense ratio in the prospectus.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]
Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the period, and divided by the 365 days in the fiscal year.

18
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack All Equity Portfolio
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$19.11	$23.89	$17.73	$19.15	$18.33
Income (loss) from investment operations:
Net investment income (loss)[1]	0.32	0.37	0.29	0.37	0.31
Net realized and unrealized gains (losses)	1.04	(4.23)	7.21	(0.54)	1.30
Total from investment operations	1.36	(3.86)	7.50	(0.17)	1.61
Less distributions:
Distributions from net investment income	(0.30)	(0.45)	(0.21)	(0.53)	(0.36)
Distributions from net realized gains	(0.62)	(0.47)	(1.13)	(0.72)	(0.43)
Total distributions	(0.92)	(0.92)	(1.34)	(1.25)	(0.79)
Net asset value at end of period	$19.55	$19.11	$23.89	$17.73	$19.15
Total return	7.32%	(16.89%)	43.90%	(1.35%)	9.58%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.39%	0.39%[3]	0.38%	0.40%	0.40%
Gross operating expenses[2]	0.39%	0.39%[3]	0.38%	0.40%	0.40%
Net investment income (loss)	1.60%	1.75%	1.33%	2.08%	1.72%
Portfolio turnover rate	10%	7%	6%	18%	6%
Net assets, end of period (x 1,000)	$730,571	$698,899	$861,267	$623,095	$690,801

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab MarketTrack Portfolios | Annual Report
19

Schwab MarketTrack All Equity Portfolio
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 99.5% OF NET ASSETS

U.S. Stocks 64.7%
Large-Cap 49.9%
Schwab Fundamental US Large Company Index Fund	$95,624,733	$6,129,445	($5,436,779 )	$310,589	$2,074,628	$98,702,616	4,550,605	$1,961,634
Schwab S&P 500 Index Fund	220,952,420	12,820,971	(23,577,346)	7,850,597	11,338,722	229,385,364	3,527,378	3,637,126
Schwab U.S. Large-Cap Growth Index Fund	33,751,460	3,850,764	(7,395,930)	863,183	5,559,420	36,628,897	470,325	317,718
						364,716,877
Small-Cap 14.8%
Schwab Fundamental US Small Company Index Fund	32,087,598	6,717,254	(3,227,519)	(67,588)	(2,749,447)	32,760,298	2,373,935	2,075,575
Schwab Small-Cap Index Fund	73,832,645	16,491,193	(7,831,026)	(1,162,010)	(6,092,176)	75,238,626	2,787,648	941,797
						107,998,924
						472,715,801

International Stocks 29.8%
Developed Markets 24.8%
Schwab Fundamental International Large Company Index Fund	41,791,765	3,054,837	(6,985,981)	447,734	5,512,044	43,820,399	4,569,385	1,251,693
Schwab Fundamental International Small Company Index Fund	34,417,065	4,776,379	(5,434,591)	(801,153)	3,163,194	36,120,894	3,182,458	1,737,621
Schwab International Index Fund	96,128,305	9,842,619	(16,457,133)	(723,198)	12,545,532	101,336,125	4,969,893	2,702,537
						181,277,418
Emerging Markets 5.0%
Schwab Fundamental Emerging Markets Large Company Index Fund	34,280,771	5,147,499	(6,292,734)	(184,449)	3,558,862	36,509,949	4,552,363	1,887,156
						217,787,367

Real Estate 5.0%
U.S. REITs 5.0%
Schwab U.S. REIT ETF	32,899,142	9,238,388	(920,527)	(47,789)	(4,414,041)	36,755,173	2,135,687	1,189,488
Total Affiliated Underlying Funds (Cost $445,191,626)	$695,765,904	$78,069,349	($83,559,566 )	$6,485,916	$30,496,738	$727,258,341		$17,702,345
Total Investments in Securities (Cost $445,191,626)						$727,258,341

(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
20
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack All Equity Portfolio
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $445,191,626)		$727,258,341
Cash		3,269,298
Receivables:
Investments sold		3,664,503
Fund shares sold		78,443
Prepaid expenses	+	13,669
Total assets		734,284,254

Liabilities
Payables:
Investments bought		3,319,395
Shareholder service fees		146,584
Fund shares redeemed		117,998
Investment adviser and administrator fees		79,469
Accrued expenses	+	50,212
Total liabilities		3,713,658
Net assets		$730,570,596

Net Assets by Source
Capital received from investors		$449,010,189
Total distributable earnings	+	281,560,407
Net assets		$730,570,596

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$730,570,596		37,375,844		$19.55

See financial notes
Schwab MarketTrack Portfolios | Annual Report
21

Schwab MarketTrack All Equity Portfolio
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$14,956,337
Interest received from securities - unaffiliated	+	82,109
Total investment income		15,038,446

Expenses
Shareholder service fees		1,789,358
Investment adviser and administrator fees		983,562
Shareholder reports		47,354
Registration fees		32,953
Portfolio accounting fees		24,422
Professional fees		22,262
Independent trustees’ fees		7,737
Transfer agent fees		4,369
Custodian fees		509
Other expenses	+	7,755
Total expenses		2,920,281
Expense reduction	–	3,757
Net expenses	–	2,916,524
Net investment income		12,121,922

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		2,746,008
Net realized gains on sales of securities - affiliated	+	6,485,916
Net realized gains		9,231,924
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	30,496,738
Net realized and unrealized gains		39,728,662
Increase in net assets resulting from operations		$51,850,584
See financial notes
22
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack All Equity Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$12,121,922	$13,600,336
Net realized gains		9,231,924	24,519,820
Net change in unrealized appreciation (depreciation)	+	30,496,738	(181,792,539)
Increase (decrease) in net assets resulting from operations		$51,850,584	($143,672,383 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($33,442,416 )	($32,780,380 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,710,311	$74,403,438	3,208,269	$68,237,077
Shares reinvested		1,577,571	29,611,009	1,243,501	29,160,110
Shares redeemed	+	(4,493,650)	(90,750,860)	(3,924,534)	(83,312,796)
Net transactions in fund shares		794,232	$13,263,587	527,236	$14,084,391

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		36,581,612	$698,898,841	36,054,376	$861,267,213
Total increase (decrease)	+	794,232	31,671,755	527,236	(162,368,372)
End of period		37,375,844	$730,570,596	36,581,612	$698,898,841
See financial notes
Schwab MarketTrack Portfolios | Annual Report
23

Schwab MarketTrack Growth Portfolio
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$22.39	$27.84	$22.42	$23.54	$22.67
Income (loss) from investment operations:
Net investment income (loss)[1]	0.43	0.40	0.35	0.43	0.41
Net realized and unrealized gains (losses)	0.81	(4.49)	7.03	(0.20)	1.62
Total from investment operations	1.24	(4.09)	7.38	0.23	2.03
Less distributions:
Distributions from net investment income	(0.38)	(0.44)	(0.39)	(0.47)	(0.45)
Distributions from net realized gains	(0.61)	(0.92)	(1.57)	(0.88)	(0.71)
Total distributions	(0.99)	(1.36)	(1.96)	(1.35)	(1.16)
Net asset value at end of period	$22.64	$22.39	$27.84	$22.42	$23.54
Total return	5.68%	(15.52%)	34.32%	0.74%	9.86%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.39%[3]	0.39%[3]	0.39%	0.39%	0.40%
Gross operating expenses[2]	0.39%[3]	0.39%[3]	0.39%	0.40%	0.40%
Net investment income (loss)	1.86%	1.63%	1.33%	1.92%	1.82%
Portfolio turnover rate	10%	8%	8%	19%	7%
Net assets, end of period (x 1,000)	$811,692	$801,906	$982,246	$748,492	$816,532

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
24
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Growth Portfolio
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 99.8% OF NET ASSETS

U.S. Stocks 56.1%
Large-Cap 43.4%
Schwab Fundamental US Large Company Index Fund	$97,756,577	$2,001,639	($4,505,295 )	$932,212	$1,592,087	$97,777,220	4,507,940	$2,001,639
Schwab S&P 500 Index Fund	226,079,079	8,747,841	(26,865,169)	15,260,181	4,301,383	227,523,315	3,498,744	3,692,809
Schwab U.S. Large-Cap Growth Index Fund	25,769,558	1,915,077	(5,511,603)	1,127,168	3,664,898	26,965,098	346,239	236,647
						352,265,633
Small-Cap 12.7%
Schwab Fundamental US Small Company Index Fund	31,404,736	7,043,733	(5,035,183)	(30,071)	(2,636,003)	30,747,212	2,228,059	2,031,403
Schwab Small-Cap Index Fund	73,025,783	15,451,600	(9,545,523)	(1,431,754)	(5,473,388)	72,026,718	2,668,645	919,368
						102,773,930
						455,039,563

International Stocks 20.0%
Developed Markets 16.7%
Schwab Fundamental International Large Company Index Fund	32,253,756	1,933,278	(6,436,440)	729,201	3,906,282	32,386,077	3,377,067	957,152
Schwab Fundamental International Small Company Index Fund	25,887,763	3,112,026	(4,053,018)	(438,403)	2,284,262	26,792,630	2,360,584	1,319,885
Schwab International Index Fund	75,071,899	6,591,845	(15,066,378)	254,436	9,131,187	75,982,989	3,726,483	2,091,580
						135,161,696
Emerging Markets 3.3%
Schwab Fundamental Emerging Markets Large Company Index Fund	26,183,179	4,417,868	(6,128,676)	161,845	2,527,630	27,161,846	3,386,764	1,439,469
						162,323,542

Real Estate 4.0%
U.S. REITs 4.0%
Schwab U.S. REIT ETF	31,100,879	6,516,361	(1,151,789)	(79,503)	(3,738,165)	32,647,783	1,897,024	1,060,561

Fixed Income 16.0%
Intermediate-Term Bond 16.0%
Schwab U.S. Aggregate Bond Index Fund	126,088,640	23,080,703	(15,192,356)	(3,479,832)	(777,071)	129,720,084	15,516,756	4,282,082

Money Market Funds 3.7%
Schwab Variable Share Price Money Fund, Ultra Shares, 5.39% (b)	26,792,734	3,338,429	—	—	8,308	30,139,471	30,130,432	1,375,599
Total Affiliated Underlying Funds (Cost $532,506,459)	$797,414,583	$84,150,400	($99,491,430 )	$13,005,480	$14,791,410	$809,870,443		$21,408,194
Total Investments in Securities (Cost $532,506,459)						$809,870,443
See financial notes
Schwab MarketTrack Portfolios | Annual Report
25

Schwab MarketTrack Growth Portfolio
Portfolio Holdings  as of October 31, 2023 (continued)

(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

(b)	The rate shown is the annualized 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
26
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Growth Portfolio
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $532,506,459)		$809,870,443
Cash		2,146,250
Receivables:
Investments sold		4,384,551
Dividends		478,054
Fund shares sold		127,922
Prepaid expenses	+	18,160
Total assets		817,025,380

Liabilities
Payables:
Investments bought		4,829,979
Fund shares redeemed		199,949
Shareholder service fees		165,158
Investment adviser and administrator fees		88,193
Accrued expenses	+	49,824
Total liabilities		5,333,103
Net assets		$811,692,277

Net Assets by Source
Capital received from investors		$518,125,578
Total distributable earnings	+	293,566,699
Net assets		$811,692,277

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$811,692,277		35,853,325		$22.64

See financial notes
Schwab MarketTrack Portfolios | Annual Report
27

Schwab MarketTrack Growth Portfolio
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$18,945,930
Interest received from securities - unaffiliated	+	123,657
Total investment income		19,069,587

Expenses
Shareholder service fees		2,037,523
Investment adviser and administrator fees		1,101,426
Shareholder reports		45,143
Registration fees		31,390
Portfolio accounting fees		25,023
Professional fees		22,491
Independent trustees’ fees		7,959
Transfer agent fees		4,452
Proxy fees[1]		918
Custodian fees		586
Other expenses	+	8,602
Total expenses		3,285,513
Expense reduction	–	3,730
Net expenses	–	3,281,783
Net investment income		15,787,804

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		2,462,264
Net realized gains on sales of securities - affiliated	+	13,005,480
Net realized gains		15,467,744
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	14,791,410
Net realized and unrealized gains		30,259,154
Increase in net assets resulting from operations		$46,046,958

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
See financial notes
28
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Growth Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$15,787,804	$14,536,971
Net realized gains		15,467,744	22,882,801
Net change in unrealized appreciation (depreciation)	+	14,791,410	(187,438,456)
Increase (decrease) in net assets resulting from operations		$46,046,958	($150,018,684 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($35,300,600 )	($47,953,508 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,520,611	$58,610,427	3,110,088	$77,344,476
Shares reinvested		1,468,211	32,256,601	1,629,745	43,937,930
Shares redeemed	+	(3,945,752)	(91,827,581)	(4,205,157)	(103,649,624)
Net transactions in fund shares		43,070	($960,553 )	534,676	$17,632,782

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,810,255	$801,906,472	35,275,579	$982,245,882
Total increase (decrease)	+	43,070	9,785,805	534,676	(180,339,410)
End of period		35,853,325	$811,692,277	35,810,255	$801,906,472
See financial notes
Schwab MarketTrack Portfolios | Annual Report
29

Schwab MarketTrack Balanced Portfolio
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$17.36	$21.53	$18.38	$18.75	$18.24
Income (loss) from investment operations:
Net investment income (loss)[1]	0.38	0.32	0.28	0.35	0.36
Net realized and unrealized gains (losses)	0.38	(3.45)	4.11	0.10	1.32
Total from investment operations	0.76	(3.13)	4.39	0.45	1.68
Less distributions:
Distributions from net investment income	(0.31)	(0.33)	(0.32)	(0.39)	(0.39)
Distributions from net realized gains	(0.39)	(0.71)	(0.92)	(0.43)	(0.78)
Total distributions	(0.70)	(1.04)	(1.24)	(0.82)	(1.17)
Net asset value at end of period	$17.42	$17.36	$21.53	$18.38	$18.75
Total return	4.47%	(15.32%)	24.66%	2.37%	10.14%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.39%	0.40%[3]	0.39%	0.40%	0.40%
Gross operating expenses[2]	0.39%	0.40%[3]	0.39%	0.40%	0.40%
Net investment income (loss)	2.10%	1.67%	1.39%	1.91%	1.99%
Portfolio turnover rate	11%	11%	10%	22%	11%
Net assets, end of period (x 1,000)	$519,615	$519,474	$654,876	$517,619	$544,554

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
30
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Balanced Portfolio
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 99.6% OF NET ASSETS

U.S. Stocks 42.0%
Large-Cap 33.0%
Schwab Fundamental US Large Company Index Fund	$47,195,010	$1,616,109	($3,196,242 )	$592,823	$664,658	$46,872,358	2,161,012	$975,082
Schwab S&P 500 Index Fund	109,667,907	6,656,394	(16,781,281)	9,173,395	439,302	109,155,717	1,678,544	1,777,827
Schwab U.S. Large-Cap Growth Index Fund	15,693,035	921,775	(3,614,497)	850,569	1,965,799	15,816,681	203,090	139,478
						171,844,756
Small-Cap 9.0%
Schwab Fundamental US Small Company Index Fund	14,176,529	3,142,352	(2,137,048)	198,077	(1,393,558)	13,986,352	1,013,504	917,003
Schwab Small-Cap Index Fund	33,164,113	7,420,771	(4,885,201)	92,189	(3,151,156)	32,640,716	1,209,363	422,435
						46,627,068
						218,471,824

International Stocks 15.0%
Developed Markets 12.5%
Schwab Fundamental International Large Company Index Fund	16,022,538	1,031,964	(3,911,027)	492,060	1,843,636	15,479,171	1,614,095	456,666
Schwab Fundamental International Small Company Index Fund	12,869,452	1,829,967	(2,647,247)	(124,030)	1,116,069	13,044,211	1,149,270	632,340
Schwab International Index Fund	36,868,979	3,081,514	(8,255,689)	555,560	4,133,907	36,384,271	1,784,417	999,363
						64,907,653
Emerging Markets 2.5%
Schwab Fundamental Emerging Markets Large Company Index Fund	12,313,581	2,019,177	(2,543,548)	56,221	1,196,601	13,042,032	1,626,189	693,854
						77,949,685

Real Estate 3.0%
U.S. REITs 3.0%
Schwab U.S. REIT ETF	15,412,856	2,865,326	(872,135)	(55,602)	(1,743,608)	15,606,837	906,847	513,146

Fixed Income 36.0%
Intermediate-Term Bond 35.0%
Schwab U.S. Aggregate Bond Index Fund	180,589,752	26,824,564	(19,997,654)	(4,402,023)	(1,351,125)	181,663,514	21,730,085	6,007,726
Short-Term Bond 1.0%
Schwab Short-Term Bond Index Fund	4,975,661	579,272	(338,658)	(36,880)	20,811	5,200,206	558,561	161,641
						186,863,720

See financial notes
Schwab MarketTrack Portfolios | Annual Report
31

Schwab MarketTrack Balanced Portfolio
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
Money Market Funds 3.6%
Schwab Variable Share Price Money Fund, Ultra Shares, 5.39% (b)	$17,918,226	$864,528	$—	$—	$5,420	$18,788,174	18,782,540	$886,158
Total Affiliated Underlying Funds (Cost $400,731,792)	$516,867,639	$58,853,713	($69,180,227 )	$7,392,359	$3,746,756	$517,680,240		$14,582,719
Total Investments in Securities (Cost $400,731,792)						$517,680,240

(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

(b)	The rate shown is the annualized 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
32
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Balanced Portfolio
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $400,731,792)		$517,680,240
Cash		1,951,021
Receivables:
Investments sold		3,147,093
Dividends		628,798
Fund shares sold		191,953
Prepaid expenses	+	19,704
Total assets		523,618,809

Liabilities
Payables:
Investments bought		3,400,524
Fund shares redeemed		399,788
Shareholder service fees		105,483
Investment adviser and administrator fees		56,375
Accrued expenses	+	41,326
Total liabilities		4,003,496
Net assets		$519,615,313

Net Assets by Source
Capital received from investors		$395,048,299
Total distributable earnings	+	124,567,014
Net assets		$519,615,313

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$519,615,313		29,830,764		$17.42

See financial notes
Schwab MarketTrack Portfolios | Annual Report
33

Schwab MarketTrack Balanced Portfolio
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$13,449,606
Interest received from securities - unaffiliated	+	76,614
Total investment income		13,526,220

Expenses
Shareholder service fees		1,315,956
Investment adviser and administrator fees		706,324
Registration fees		31,504
Shareholder reports		27,285
Portfolio accounting fees		23,140
Professional fees		21,856
Independent trustees’ fees		7,233
Transfer agent fees		2,942
Custodian fees		551
Other expenses	+	6,213
Total expenses		2,143,004
Expense reduction	–	2,528
Net expenses	–	2,140,476
Net investment income		11,385,744

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		1,133,113
Net realized gains on sales of securities - affiliated	+	7,392,359
Net realized gains		8,525,472
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	3,746,756
Net realized and unrealized gains		12,272,228
Increase in net assets resulting from operations		$23,657,972
See financial notes
34
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Balanced Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$11,385,744	$9,896,666
Net realized gains		8,525,472	11,259,633
Net change in unrealized appreciation (depreciation)	+	3,746,756	(119,667,044)
Increase (decrease) in net assets resulting from operations		$23,657,972	($98,510,745 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($20,946,171 )	($31,823,550 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,705,855	$48,665,734	3,053,833	$59,625,179
Shares reinvested		1,106,066	18,946,912	1,384,745	28,747,318
Shares redeemed	+	(3,904,221)	(70,183,048)	(4,931,534)	(93,440,331)
Net transactions in fund shares		(92,300)	($2,570,402 )	(492,956)	($5,067,834 )

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		29,923,064	$519,473,914	30,416,020	$654,876,043
Total increase (decrease)	+	(92,300)	141,399	(492,956)	(135,402,129)
End of period		29,830,764	$519,615,313	29,923,064	$519,473,914
See financial notes
Schwab MarketTrack Portfolios | Annual Report
35

Schwab MarketTrack Conservative Portfolio
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$14.90	$18.47	$16.50	$16.43	$15.63
Income (loss) from investment operations:
Net investment income (loss)[1]	0.36	0.29	0.26	0.30	0.35
Net realized and unrealized gains (losses)	0.10	(2.97)	2.27	0.27	1.18
Total from investment operations	0.46	(2.68)	2.53	0.57	1.53
Less distributions:
Distributions from net investment income	(0.36)	(0.30)	(0.27)	(0.31)	(0.36)
Distributions from net realized gains	(0.32)	(0.59)	(0.29)	(0.19)	(0.37)
Total distributions	(0.68)	(0.89)	(0.56)	(0.50)	(0.73)
Net asset value at end of period	$14.68	$14.90	$18.47	$16.50	$16.43
Total return	3.01%	(15.23%)	15.50%	3.57%	10.31%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.42%	0.42%[3]	0.41%	0.42%	0.43%
Gross operating expenses[2]	0.42%	0.42%[3]	0.41%	0.42%	0.43%
Net investment income (loss)	2.35%	1.73%	1.45%	1.84%	2.19%
Portfolio turnover rate	9%	11%	13%	35%	26%
Net assets, end of period (x 1,000)	$195,092	$227,991	$335,110	$278,883	$263,373

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
36
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Conservative Portfolio
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 99.9% OF NET ASSETS

U.S. Stocks 28.0%
Large-Cap 22.0%
Schwab Fundamental US Large Company Index Fund	$13,711,361	$494,109	($2,871,230 )	$826,507	($437,254 )	$11,723,493	540,502	$278,298
Schwab S&P 500 Index Fund	32,151,221	1,532,753	(9,009,918)	6,287,479	(3,502,437)	27,459,098	422,253	507,703
Schwab U.S. Large-Cap Growth Index Fund	4,668,710	401,399	(1,976,908)	553,554	246,112	3,892,867	49,985	38,594
						43,075,458
Small-Cap 6.0%
Schwab Fundamental US Small Company Index Fund	4,156,460	939,409	(1,288,196)	157,336	(462,638)	3,502,371	253,795	268,859
Schwab Small-Cap Index Fund	9,638,631	1,908,846	(2,624,050)	794,065	(1,543,746)	8,173,746	302,844	118,076
						11,676,117
						54,751,575

International Stocks 10.0%
Developed Markets 8.3%
Schwab Fundamental International Large Company Index Fund	4,677,297	128,741	(1,607,254)	274,069	411,955	3,884,808	405,089	128,741
Schwab Fundamental International Small Company Index Fund	3,769,235	544,873	(1,376,540)	34,615	274,872	3,247,055	286,084	182,724
Schwab International Index Fund	10,763,448	997,812	(4,074,053)	1,325,866	96,752	9,109,825	446,779	284,681
						16,241,688
Emerging Markets 1.7%
Schwab Fundamental Emerging Markets Large Company Index Fund	3,671,489	521,711	(1,320,049)	90,520	302,998	3,266,669	407,315	199,618
						19,508,357

Real Estate 2.0%
U.S. REITs 2.0%
Schwab U.S. REIT ETF	4,616,828	579,801	(847,572)	(82,377)	(356,069)	3,910,611	227,229	139,100

Fixed Income 56.0%
Intermediate-Term Bond 55.0%
Schwab U.S. Aggregate Bond Index Fund	124,728,873	10,878,429	(25,510,798)	(4,077,790)	1,212,505	107,231,219	12,826,701	3,826,827
Short-Term Bond 1.0%
Schwab Short-Term Bond Index Fund	2,297,908	65,304	(410,219)	(37,200)	37,368	1,953,161	209,792	65,502
						109,184,380

See financial notes
Schwab MarketTrack Portfolios | Annual Report
37

Schwab MarketTrack Conservative Portfolio
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
Money Market Funds 3.9%
Schwab Variable Share Price Money Fund, Ultra Shares, 5.39% (b)	$8,043,203	$383,819	($800,000 )	($320 )	$2,673	$7,629,375	7,627,086	$391,630
Total Affiliated Underlying Funds (Cost $174,078,029)	$226,894,664	$19,377,006	($53,716,787 )	$6,146,324	($3,716,909 )	$194,984,298		$6,430,353
Total Investments in Securities (Cost $174,078,029)						$194,984,298

(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

(b)	The rate shown is the annualized 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
38
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Conservative Portfolio
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $174,078,029)		$194,984,298
Cash		750,496
Receivables:
Investments sold		997,853
Dividends		360,247
Fund shares sold		86,992
Prepaid expenses	+	13,161
Total assets		197,193,047

Liabilities
Payables:
Investments bought		1,259,922
Fund shares redeemed		744,948
Shareholder service fees		40,469
Investment adviser and administrator fees		21,273
Accrued expenses	+	34,689
Total liabilities		2,101,301
Net assets		$195,091,746

Net Assets by Source
Capital received from investors		$171,147,303
Total distributable earnings	+	23,944,443
Net assets		$195,091,746

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$195,091,746		13,289,841		$14.68

See financial notes
Schwab MarketTrack Portfolios | Annual Report
39

Schwab MarketTrack Conservative Portfolio
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$6,099,714
Interest received from securities - unaffiliated	+	12,573
Total investment income		6,112,287

Expenses
Shareholder service fees		538,717
Investment adviser and administrator fees		287,450
Registration fees		25,719
Professional fees		21,171
Portfolio accounting fees		20,976
Shareholder reports		13,939
Independent trustees’ fees		6,470
Transfer agent fees		1,628
Custodian fees		558
Other expenses	+	3,479
Total expenses		920,107
Expense reduction	–	1,410
Net expenses	–	918,697
Net investment income		5,193,590

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		330,639
Net realized gains on sales of securities - affiliated	+	6,146,324
Net realized gains		6,476,963
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	(3,716,909)
Net realized and unrealized gains		2,760,054
Increase in net assets resulting from operations		$7,953,644
See financial notes
40
Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Conservative Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$5,193,590	$4,970,604
Net realized gains		6,476,963	4,276,692
Net change in unrealized appreciation (depreciation)	+	(3,716,909)	(57,009,146)
Increase (decrease) in net assets resulting from operations		$7,953,644	($47,761,850 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($9,825,182 )	($15,825,504 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		839,172	$12,876,136	2,222,481	$37,874,315
Shares reinvested		567,726	8,497,016	773,587	13,558,318
Shares redeemed	+	(3,421,970)	(52,400,401)	(5,830,067)	(94,964,552)
Net transactions in fund shares		(2,015,072)	($31,027,249 )	(2,833,999)	($43,531,919 )

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		15,304,913	$227,990,533	18,138,912	$335,109,806
Total decrease	+	(2,015,072)	(32,898,787)	(2,833,999)	(107,119,273)
End of period		13,289,841	$195,091,746	15,304,913	$227,990,533
See financial notes
Schwab MarketTrack Portfolios | Annual Report
41

Schwab MarketTrack Portfolios
Financial Notes

1. Business Structure of the Funds:
Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (the funds) are each a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST
Schwab MarketTrack All Equity Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2050 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2055 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2060 Fund
Schwab S&P 500 Index Fund	Schwab Target 2065 Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental US Large Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental US Small Company Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental International Small Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab International Index Fund®	Schwab Fundamental Global Real Estate Index Fund
Schwab International Opportunities Fund	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Health Care Fund	Schwab Target 2040 Index Fund
Schwab International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund - Target Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund - Flexible Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund - Income Payout
Each of the Schwab MarketTrack Portfolios is considered a “fund of funds” because it invests in other mutual funds or exchange-traded funds (ETFs). Each of the funds seeks to achieve its investment objective by investing mainly in a combination of other affiliated Schwab Funds, including Schwab index funds and ETFs (underlying funds), which use a variety of indexing strategies, in accordance with its target portfolio allocation.
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
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Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the funds’ investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the funds’ portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes.
• Mutual funds: Mutual funds are valued at their respective NAVs.
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value a fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, ETFs and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash
Schwab MarketTrack Portfolios | Annual Report
43

Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2023, are disclosed in each fund’s Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Investments: The funds may invest a portion of their assets in cash. Cash includes cash bank balances in an interest-bearing demand deposit account with maturity on demand by the funds.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date). Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets. The fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year, except for the Schwab MarketTrack Conservative Portfolio, which typically makes distributions from net investment income at the end of each calendar quarter. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
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Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Regulatory Update:
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the funds to underperform other funds with a similar investment objective. The funds are not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the funds are appropriate investments in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of a fund. However, the investment adviser is a fiduciary to each fund and is legally obligated to act in each fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The funds may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain their allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Underlying Fund Investment Risk. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest, which include any combination of the risks described below.
• Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
• Investment Style Risk. Certain underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Such underlying funds follow these stocks during upturns as well as downturns. Because of their indexing strategy, these underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index. Errors relating to an index may occur from time to time and may not be identified by the underlying fund’s index provider for a period of time. In addition, market disruptions could cause delays in an underlying fund’s index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for an underlying fund.
Schwab MarketTrack Portfolios | Annual Report
45

Schwab MarketTrack Portfolios
Financial Notes (continued)

3. Risk Factors (continued):
• Tracking Error Risk. Each underlying index fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of an underlying fund and its index, positive or negative, is called "tracking error." Tracking error can be caused by many factors and it may be significant. If an underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.
• Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
• Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
• Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
• Real Estate Investment Risk. An underlying fund that has a policy of concentrating its investments in real estate companies and companies related to the real estate industry is subject to risks associated with the direct ownership of real estate securities. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
• Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
• Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political, or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
• Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
• Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more
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Schwab MarketTrack Portfolios | Annual Report

Schwab MarketTrack Portfolios
Financial Notes (continued)

3. Risk Factors (continued):
precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
• Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, liquidity risk and market risk are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the underlying fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules. An underlying fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that a fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
• Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
• Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
• Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between the investment adviser and the trust.
For its advisory and administrative services to the funds, the investment adviser is entitled to receive an annual fee of 0.13%, payable monthly, based on a percentage of each fund’s average daily net assets. The investment adviser also is entitled to receive an advisory and/or administrative services fee from each of the affiliated Schwab Funds that serve as underlying funds.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of the investment adviser, (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
The investment adviser and its affiliates have agreed with the funds, for so long as the investment adviser serves as the investment adviser to the funds, in which the agreement may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses as a percentage of average daily net assets as follows:
SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO	SCHWAB MARKETTRACK GROWTH PORTFOLIO	SCHWAB MARKETTRACK BALANCED PORTFOLIO	SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
0.50%	0.50%	0.50%	0.50%
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by each fund through its investments in the underlying funds.
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2023, each Schwab MarketTrack Portfolio’s ownership percentages of other related funds’ shares are as follows:
UNDERLYING FUNDS	SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO	SCHWAB MARKETTRACK GROWTH PORTFOLIO	SCHWAB MARKETTRACK BALANCED PORTFOLIO	SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
Schwab Fundamental Emerging Markets Large Company Index Fund	5.2%	3.9%	1.9%	0.5%
Schwab Fundamental International Large Company Index Fund	2.1%	1.6%	0.7%	0.2%
Schwab Fundamental International Small Company Index Fund	6.9%	5.1%	2.5%	0.6%
Schwab Fundamental US Large Company Index Fund	1.4%	1.4%	0.7%	0.2%
Schwab Fundamental US Small Company Index Fund	2.2%	2.0%	0.9%	0.2%
Schwab International Index Fund	1.3%	1.0%	0.5%	0.1%
Schwab S&P 500 Index Fund	0.3%	0.3%	0.2%	0.0%*
Schwab Short-Term Bond Index Fund	— %	— %	0.3%	0.1%
Schwab Small-Cap Index Fund	1.5%	1.5%	0.7%	0.2%
Schwab U.S. Aggregate Bond Index Fund	— %	3.1%	4.3%	2.6%
Schwab U.S. Large-Cap Growth Index Fund	2.7%	2.0%	1.2%	0.3%
Schwab U.S. REIT ETF	0.7%	0.6%	0.3%	0.1%
Schwab Variable Share Price Money Fund, Ultra Shares	— %	0.6%	0.4%	0.1%

*	Less than 0.05%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers.  For the period ended October 31, 2023, each fund’s purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
Schwab MarketTrack All Equity Portfolio	$56,421	$35,174	($3,085 )
Schwab MarketTrack Growth Portfolio	—	—	—
Schwab MarketTrack Balanced Portfolio	—	213,760	(18,049)
Schwab MarketTrack Conservative Portfolio	—	95,283	(27,800)

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The funds did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $1 billion line of credit (the Syndicated Credit Facility), which matured on September 28, 2023. On September 28, 2023, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Syndicated Credit Facility, in addition to interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 28, 2023. On September 28, 2023, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings by any of the funds from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed in each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

 7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2023, purchases and sales of securities (excluding short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab MarketTrack All Equity Portfolio	$78,069,349	$83,559,566
Schwab MarketTrack Growth Portfolio	84,150,400	99,491,430
Schwab MarketTrack Balanced Portfolio	58,853,713	69,180,227
Schwab MarketTrack Conservative Portfolio	19,377,006	53,716,787

8. Federal Income Taxes:
As of October 31, 2023, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab MarketTrack All Equity Portfolio	$458,564,478	$288,687,008	($19,993,145 )	$268,693,863
Schwab MarketTrack Growth Portfolio	537,097,558	305,684,996	(32,912,111)	272,772,885
Schwab MarketTrack Balanced Portfolio	408,758,692	151,307,966	(42,386,418)	108,921,548
Schwab MarketTrack Conservative Portfolio	179,661,954	39,756,317	(24,433,973)	15,322,344

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	TOTAL
Schwab MarketTrack All Equity Portfolio	$3,003,260	$9,863,284	$268,693,863	$281,560,407
Schwab MarketTrack Growth Portfolio	4,477,211	16,316,603	272,772,885	293,566,699
Schwab MarketTrack Balanced Portfolio	5,338,512	10,306,954	108,921,548	124,567,014
Schwab MarketTrack Conservative Portfolio	517,649	8,104,450	15,322,344	23,944,443
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab MarketTrack All Equity Portfolio	$10,865,426	$22,576,990	$19,017,789	$13,762,591
Schwab MarketTrack Growth Portfolio	13,427,485	21,873,115	16,666,445	31,287,063
Schwab MarketTrack Balanced Portfolio	9,217,623	11,728,548	11,374,707	20,448,843
Schwab MarketTrack Conservative Portfolio	5,105,118	4,720,064	5,450,344	10,375,160
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
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Financial Notes (continued)

8. Federal Income Taxes (continued):
Permanent book and tax basis differences may result in reclassifications between components of net assets as required.  The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in each fund’s Statement of Operations. During the fiscal year ended October 31, 2023, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (the “Funds”), four of the funds constituting Schwab Capital Trust, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Schwab Capital Trust as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 15, 2023
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to their shareholders for the fiscal year ended October 31, 2023. The foreign tax credit and the foreign source income amounts are as follows:
	FOREIGN TAX CREDIT	FOREIGN SOURCE INCOME
Schwab MarketTrack All Equity Portfolio	$819,195	$6,550,803
Schwab MarketTrack Growth Portfolio	627,629	5,027,069
Schwab MarketTrack Balanced Portfolio	300,830	2,408,048
Schwab MarketTrack Conservative Portfolio	86,051	687,641
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2023, qualify for the corporate dividends received deduction:

Schwab MarketTrack All Equity Portfolio	47.84%
Schwab MarketTrack Growth Portfolio	37.96%
Schwab MarketTrack Balanced Portfolio	27.26%
Schwab MarketTrack Conservative Portfolio	17.03%
For the fiscal year ended October 31, 2023, the funds designate the following amounts of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
Schwab MarketTrack All Equity Portfolio	$10,985,978
Schwab MarketTrack Growth Portfolio	9,332,079
Schwab MarketTrack Balanced Portfolio	4,576,751
Schwab MarketTrack Conservative Portfolio	1,540,719
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2023:
Schwab MarketTrack All Equity Portfolio	$22,576,990
Schwab MarketTrack Growth Portfolio	21,873,115
Schwab MarketTrack Balanced Portfolio	11,728,548
Schwab MarketTrack Conservative Portfolio	4,720,064
For the fiscal year ended October 31, 2023, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
Schwab MarketTrack All Equity Portfolio	$1,016,863
Schwab MarketTrack Growth Portfolio	881,759
Schwab MarketTrack Balanced Portfolio	405,832
Schwab MarketTrack Conservative Portfolio	139,290
For the fiscal year ended October 31, 2023, the funds designate the following percentage of dividend income as business interest income under section 163(j) of the Internal Revenue Code:

Schwab MarketTrack All Equity Portfolio	— %
Schwab MarketTrack Growth Portfolio	26.89%
Schwab MarketTrack Balanced Portfolio	46.20%
Schwab MarketTrack Conservative Portfolio	66.84%

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Liquidity Risk Management Program  (unaudited)

The funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The funds’ Board of Trustees (the “Board”) has designated the funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The funds’ Board reviewed a report at its meeting held on September 19, 2023 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2022, through May 31, 2023, which included individual fund liquidity risk metrics. The report summarized the operation of the program and the information and factors considered by the investment adviser in assessing whether the program has been adequately and effectively implemented with respect to a fund. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party thereto (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on April 27, 2023 and June 7, 2023, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 7, 2023 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.
the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.
each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.
each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.
the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.
the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s
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technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm, as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return and the market environment, as well as in consideration of each Fund’s investment style and strategy. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although Schwab MarketTrack All Equity Portfolio had performance that ranked in the fourth quartile of a relevant peer group for more than one performance period considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Fund including that the underperformance was attributable, to a significant extent, to investment decisions by the investment adviser that were reasonable and consistent with the Fund’s investment objective and policies and that the investment adviser had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered the investment adviser’s contractual commitment to limit the operating expense of each Fund for so long as it serves as the adviser to the Fund. The Trustees also considered fees charged by the investment adviser to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, and any differences in the market for these types of accounts. The Trustees noted that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. The Trustees reviewed the profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Funds invest a portion of their assets in other funds within the Schwab fund complex, the Trustees considered that the investment adviser indirectly benefits from the Funds’ investments in other underlying funds managed by the investment adviser. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, and although the Funds do not have breakpoints in their advisory fees, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services
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provided to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; and (ii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has invested in its infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates employ contractual expense caps to protect shareholders from higher fees, including for example, when fund assets are relatively small.
Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 106 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	106	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	106	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	106	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	106	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	106	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	106	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	106	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)
Co-Chairman of the Board (July 2022 – present), Director and Chief
Executive Officer (Oct. 2008 – present) and President
(Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and
Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director
(May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Co-Chairman of the
Board (July 2022 – present) and Director (Apr. 2006 – present), Charles
Schwab Bank, SSB; Co-Chairman of the Board (July 2022 – present) and
Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB;
Co-Chairman of the Board (July 2022 – present) and Director
(July 2019 – present), Charles Schwab Trust Bank; Director
(May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and
President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Manager
(Sept. 2023 – present), TD Ameritrade Holding LLC; Director
(Oct. 2020 – Aug. 2023), TD Ameritrade Holding Corporation; Director
(July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.
		106	Director (2008 – present), The Charles Schwab Corporation
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)
President (Oct. 2021 – present) and Executive Vice President – Schwab
Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles
Schwab Corporation; President, Director (Oct. 2021 – present), Executive
Vice President – Schwab Asset Management Solutions
(July 2019 – Oct. 2021) and Senior Vice President – Advisory
(May 2016 – July 2019), Charles Schwab & Co., Inc.; President
(Nov. 2021 – present), Schwab Holdings, Inc.; Director
(Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive
Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment
Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and
President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive
Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.
		106	None

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Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment
Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Chief Executive Officer (Jan. 2022 – present), President (Oct. 2023 – present), (Chief
Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and
President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive
Officer (Sept. 2023 – present), President (Oct. 2023 – present), Chief Investment Officer
(June 2011 – present) and Vice President (June 2011 – Sept. 2023), Schwab Funds, Laudus
Trust and Schwab ETFs.

Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2013)

Chief Operating Officer (Dec. 2020 – present) and Treasurer and Chief Financial Officer
(Jan. 2016 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial
Officer (Mar. 2020 – present), Chief Operating Officer (Oct. 2023 – present), Managing
Director (Mar. 2023 – present) and Vice President (Oct. 2013 – Mar. 2023), Charles Schwab
Investment Management, Inc.

Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2023)

Treasurer and Chief Financial Officer (Jan. 2023 – present) and Assistant Treasurer
(Dec. 2015 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Vice President (Mar. 2022 – Mar. 2023) and Director
(Oct. 2015 – Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director
(May 2022 – present) and Vice President (Apr. 2022 – May 2022), Charles Schwab & Co., Inc.

Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2018)

Chief Investment Officer (Oct. 2023 – present) and Vice President (Feb. 2018 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023 – present),
Chief Investment Officer (Oct. 2023 – present), and Senior Vice President
(Oct. 2012 – Mar. 2023), Charles Schwab Investment Management, Inc.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2021)

Managing Director (Mar. 2023 – present), Senior Vice President (Jan. 2020 – Mar. 2023) and
Chief Investment Officer (Jan. 2020 – present) Charles Schwab Investment
Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment
Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment
Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018),
ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and
Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios and Laudus Trust since 2005; Schwab Strategic
Trust since 2009)

Chief Legal Officer (Mar. 2022 – present), Managing Director (Mar. 2023 – present) and Vice
President (Sept. 2005 – Mar. 2023), Charles Schwab Investment Management, Inc.;
Managing Director (May 2022 – present) and Vice President (Aug. 2005 – May 2022), Charles
Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk
(Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present),
Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021),
Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and
Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.

1
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
2
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
3
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

All Equity Composite Index A custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2020, the index is composed of 31.33% S&P 500 Index, 5.0% Russell 1000 Growth Index, 13.5% Russell RAFI US Large Company Index, 10.33% Russell 2000 Index, 4.5% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6.0% Russell RAFI Developed ex US Large Company Index (Net), 5.0% Russell RAFI Developed ex US Small Company Index (Net), 5.0% Russell RAFI Emerging Markets Large Company Index (Net), 5.0% Dow Jones Equity All REIT Capped Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 31.33% S&P 500 Index, 5.0% Russell 1000 Growth Index, 13.5% Russell RAFI US Large Company Index, 10.33% Russell 2000 Index, 4.5% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6.0% Russell RAFI Developed ex US Large Company Index (Net), 5.0% Russell RAFI Developed ex US Small Company Index (Net), 5.0% Russell RAFI Emerging Markets Large Company Index (Net), 5.0% Dow Jones U.S. Select REIT Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014 through February 27, 2020, the index was composed of 31.33% S&P 500 Index, 17.33% Russell 2000 Index, 13.50% Russell RAFI US Large Company Index, 7.50% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6% Russell RAFI Developed ex US Large Company Index (Net), 5% Russell RAFI Developed ex US Small Company Index (Net), 5% Russell RAFI Emerging Markets Large Company Index (Net), and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 45% S&P 500 Index, 25% Russell 2000 Index and 30% MSCI EAFE Index (Net). On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was composed of 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index (Net). Percentages listed may not total to 100% due to rounding.
asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Composite Index A custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2020 the index is composed of 21.0% S&P 500 Index, 3.0% Russell 1000 Growth Index, 9.0% Russell RAFI US Large Company Index, 6.3% Russell 2000 Index, 2.7% Russell RAFI US Small Company Index, 7.0% MSCI EAFE Index (Net), 3.0% Russell RAFI Developed ex US Large Company Index (Net), 2.5% Russell RAFI Developed ex US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 3.0% Dow Jones Equity All REIT Capped Index, 35.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 21% S&P 500 Index, 3.0% Russell 1000 Growth Index, 9.0% Russell RAFI US Large Company Index, 6.3% Russell 2000 Index, 2.7% Russell RAFI US Small Company Index, 7.0% MSCI EAFE Index (Net), 3.0% Russell RAFI Developed ex US Large Company Index (Net), 2.5% Russell RAFI Developed ex US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 3.0% Dow Jones U.S. Select REIT Index, 35.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014
through February 27, 2020, the Balanced Composite Index was composed of 21% S&P 500 Index, 10.5% Russell 2000 Index, 9% Russell RAFI US Large Company Index, 4.5% Russell RAFI US Small Company Index, 7% MSCI EAFE Index (Net), 3% Russell RAFI Developed ex US Large Company Index (Net), 2.5% Russell RAFI Developed ex US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 35% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 30% S&P 500 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index (Net), 35% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was composed of 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index (Net), 35% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding.
Bloomberg US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Government/Credit 1–5 Year Index An index that is a broad-based benchmark measuring the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have a remaining maturity greater than or equal to one year and less than five years. The index excludes certain types of securities, including, bonds with equity type features (e.g., warrants, convertibles and preferreds), tax-exempt municipal securities, inflation-linked bonds, floating rate issues, strips, private placements, U.S. dollar-denominated 25 and 50 par retail bonds, structured notes and pass-through certificates. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
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bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization See “market cap.”
capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Conservative Composite Index A custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2020, the index is composed of 14.0% S&P 500 Index, 2.0% Russell 1000 Growth Index, 6.0% Russell RAFI US Large Company Index, 4.67% MSCI EAFE Index (Net), 4.2% Russell 2000 Index, 1.8% Russell RAFI US Small Company Index, 2.0% Russell RAFI Developed ex US Large Company Index (Net), 1.67% Russell RAFI Developed ex US Small Company Index (Net), 1.67% Russell RAFI Emerging Markets Large Company Index (Net), 2.0% Dow Jones Equity All REIT Capped Index, 55.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 14.0% S&P 500 Index, 2.0% Russell 1000 Growth Index, 6.0% Russell RAFI US Large Company Index, 4.67% MSCI EAFE Index (Net), 4.2% Russell 2000 Index, 1.8% Russell RAFI US Small Company Index, 2.0% Russell RAFI Developed ex US Large Company Index (Net), 1.67% Russell RAFI Developed ex US Small Company Index (Net), 1.67% Russell RAFI Emerging Markets Large Company Index (Net), 2.0% Dow Jones U.S. Select REIT Index, 55.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014, through February 27, 2020, the index was composed of 14.0% S&P 500 Index, 7.0% Russell 2000 Index, 6.0% Russell RAFI US Large Company Index, 3.0% Russell RAFI US Small Company Index, 4.67% MSCI EAFE Index (Net), 2.0% Russell RAFI Developed ex US Large Company Index (Net), 1.67% Russell RAFI Developed ex US Small Company Index (Net), 1.67% Russell RAFI Emerging Markets Large Company Index (Net), 55.0% Bloomberg US Aggregate Bond Index, and 5.0% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 20% S&P 500 Index, 10% Russell 2000 Index, 10% MSCI EAFE Index (Net), 55% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was composed of 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index (Net), 55% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding.
Dow Jones Equity All REIT Capped Index A float-adjusted market cap weighted index that is designed to measure all equity real estate investment trusts (REITs) in the Dow Jones U.S. Total Stock Market Index, as defined by the S&P Dow Jones Indices REIT/RESI Industry Classification Hierarchy, that meet the minimum float market capitalization (FMC) and liquidity thresholds. The aggregate weight of all companies weighing more than 4.5% cannot exceed 22.5%, and no single company’s weight can exceed 10%. The index is reviewed daily based on each company’s capped market capitalization weight. Daily capping is only performed when the sum of companies with weights greater than 5% exceeds 25%.
Dow Jones U.S. Select REIT Index An index that is a float-adjusted market-capitalization weighted index comprised of income-producing commercial and/or residential real estate investment trusts (REITs). The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub-dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
Dow Jones U.S. Total Stock Market Index An index which includes all U.S. equity issues with readily available prices. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE non-US Dollar World Government Bond Index A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
Growth Composite Index A custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2020 the index is composed of 28.0% S&P 500 Index, 3.3% Russell 1000 Growth Index, 12.0% Russell RAFI US Large Company Index, 8.9% Russell 2000 Index, 3.8% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4.0% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 4.0% Dow Jones Equity All REIT Capped Index, 16.0% Bloomberg US Aggregate Bond Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 28.0% S&P 500 Index, 3.3% Russell 1000 Growth Index, 12.0% Russell RAFI US Large Company Index, 8.9% Russell 2000 Index, 3.8% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4.0% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 4.0% Dow Jones U.S. Select REIT Index, 16.0% Bloomberg US Aggregate Bond Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014 through February 27, 2020, the Growth Composite Index was composed of 28% S&P 500 Index, 14% Russell 2000 Index, 12% Russell RAFI US Large Company Index, 6% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 15% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 40% S&P 500 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index (Net), 15% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. On March 1, 2014, the
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combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014 the index was composed of 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index (Net), 15% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding.
market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net) A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net) An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net) An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores rank below the 87.5% threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the smallest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net) An index that ranks emerging market companies in the FTSE Global Total Cap Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the emerging companies in the FTSE Global Total Cap Index measures the performance of the investable securities in emerging markets globally.
Russell RAFI US Large Company Index An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Large Company Index includes only those securities that are members of the U.S. portion whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
Russell RAFI US Small Company Index An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Small Company Index includes only those securities that are members of the U.S. portion and rank below the 87.5% fundamental score threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock A share of ownership, or equity, in the issuing company.
total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield The income paid out by an investment, expressed as a percentage of the investment’s market value.
Schwab MarketTrack Portfolios | Annual Report
63

Schwab MarketTrack Portfolios
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2023 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
¹
State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²
You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares if the Fund’s Board determines that the fee is in the best interests of the Fund. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13813-26
00293087

Annual Report | October 31, 2023
Schwab Target Funds

Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab Target 2060 Fund
Schwab Target 2065 Fund

This page is intentionally left blank.

Schwab Target Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Distributor: Charles Schwab & Co., Inc. (Schwab)
Schwab Target Funds | Annual Report
1

Schwab Target Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2023
Schwab Target 2010 Fund (Ticker Symbol: SWBRX)	4.24%
Target 2010 Composite Index	4.02%
Fund Category: Morningstar Target-Date 2000-2010[1]	3.97%
Performance Details	pages 7-9

Schwab Target 2015 Fund (Ticker Symbol: SWGRX)	4.53%
Target 2015 Composite Index	4.34%
Fund Category: Morningstar Target-Date 2015[1]	4.03%
Performance Details	pages 10-12

Schwab Target 2020 Fund (Ticker Symbol: SWCRX)	4.68%
Target 2020 Composite Index	4.56%
Fund Category: Morningstar Target-Date 2020[1]	4.20%
Performance Details	pages 13-15

Schwab Target 2025 Fund (Ticker Symbol: SWHRX)	5.46%
Target 2025 Composite Index	5.34%
Fund Category: Morningstar Target-Date 2025[1]	4.44%
Performance Details	pages 16-18

Schwab Target 2030 Fund (Ticker Symbol: SWDRX)	6.52%
Target 2030 Composite Index	6.33%
Fund Category: Morningstar Target-Date 2030[1]	5.12%
Performance Details	pages 19-21

Schwab Target 2035 Fund (Ticker Symbol: SWIRX)	7.22%
Target 2035 Composite Index	7.01%
Fund Category: Morningstar Target-Date 2035[1]	6.06%
Performance Details	pages 22-24
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
1
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
2
Schwab Target Funds | Annual Report

Schwab Target Funds
Performance at a Glance (continued)

Total Return for the 12 Months Ended October 31, 2023
Schwab Target 2040 Fund (Ticker Symbol: SWERX)	7.79%
Target 2040 Composite Index	7.52%
Fund Category: Morningstar Target-Date 2040[1]	6.84%
Performance Details	pages 25-27

Schwab Target 2045 Fund (Ticker Symbol: SWMRX)	8.24%
Target 2045 Composite Index	7.92%
Fund Category: Morningstar Target-Date 2045[1]	7.49%
Performance Details	pages 28-30

Schwab Target 2050 Fund (Ticker Symbol: SWNRX)	8.62%
Target 2050 Composite Index	8.13%
Fund Category: Morningstar Target-Date 2050[1]	7.72%
Performance Details	pages 31-33

Schwab Target 2055 Fund (Ticker Symbol: SWORX)	8.62%
Target 2055 Composite Index	8.25%
Fund Category: Morningstar Target-Date 2055[1]	7.81%
Performance Details	pages 34-36

Schwab Target 2060 Fund (Ticker Symbol: SWPRX)	8.82%
Target 2060 Composite Index	8.37%
Fund Category: Morningstar Target-Date 2060[1]	7.87%
Performance Details	pages 37-39

Schwab Target 2065 Fund (Ticker Symbol: SWQRX)	8.75%
Target 2065 Composite Index	8.42%
Fund Category: Morningstar Target-Date 2065+[1]	8.21%
Performance Details	pages 40-42
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
1
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
Schwab Target Funds | Annual Report
3

Schwab Target Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 10.14%. U.S. large-cap stocks outperformed U.S. small-cap stocks, with the Russell 1000® Index and the Russell 2000® Index returning 9.48% and -8.56%, respectively. Among U.S. large-cap stocks, growth stocks outperformed value stocks, with the Russell 1000® Growth Index and the Russell 1000® Value Index returning 18.95% and 0.13%, respectively. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 14.40% and the MSCI Emerging Markets Index (Net)* returned 10.80%. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The Bloomberg US Aggregate Bond Index returned 0.36% and the FTSE non–US Dollar World Government Bond Index returned 1.32%.
Economies around the world grew out of sync as they wrestled with record levels of government debt, rising geopolitical tensions, and weak productivity gains that stifled economic growth. The U.S. economy continued to show unexpected resiliency. Surprisingly robust job growth and strong consumer spending helped propel U.S. gross domestic product (GDP) to a 5.2% annualized growth rate for the third quarter of 2023, up from roughly 2% over the prior three quarters. Inflation remained above the Fed’s historical 2% target over the reporting period but declined
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2023

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
4
Schwab Target Funds | Annual Report

Schwab Target Funds
The Investment Environment (continued)

between November 2022 and June 2023 as rents and wage growth eased, profit margins declined, and monetary policy remained restrictive before ticking up slightly in July 2023 through September 2023. The unemployment rate remained low throughout the period despite inflationary pressures but did rise slightly in August and October. An increase in the labor force participation rate (the proportion of working-age Americans who have a job or are looking for one) in August and strike activity in October were large contributors to the increase in unemployment in the last three months of the reporting period.
Oil prices were volatile, ranging from a high of $92 per barrel at the beginning of the reporting period to a low of $66 and ending the period at just over $80 per barrel. Eurozone GDP growth contracted slightly in the fourth quarter of 2022 driven by manufacturing pressures and headwinds related to oil and commodity prices, was flat for the first quarter of 2023, expanded slightly for the second quarter of 2023 bolstered by a moderation in inflationary pressures, and contracted slightly for the third quarter of 2023 as financing conditions remained tight. The United Kingdom posted small gains in GDP growth throughout the reporting period, with household consumption expenditures and manufacturing output among key growth drivers. In Japan, following flat GDP growth in the fourth quarter of 2022, GDP rose for the first two quarters of 2023, primarily on rising exports and falling imports. Among emerging markets, China’s GDP grew throughout the reporting period as the government’s various policies seeking to help the economy have offset the impact of a prolonged property crisis and weak trade. India’s GDP grew in the fourth quarter of 2022 and the first two quarters of 2023, driven primarily by robust performance of the services sector along with strong consumer demand and increased government spending.
In its efforts to lower inflation, the Fed raised interest rates six times during the reporting period, increasing the federal funds rate from a range of 3.00% to 3.25% to a range of 5.25% to 5.50%. At its meetings in June, September, and October, the Fed maintained the then current rates, citing robust economic activity, strong—though moderating—job gains, and low unemployment while acknowledging tighter financial and credit conditions for households and businesses. The Fed also maintained its program to reduce the assets held on its balance sheet, though its balance sheet temporarily spiked in March 2023 when the Fed supported banks after the failure of three U.S. regional banks. Despite the spike, balance sheet assets declined over the reporting period. Central banks outside the United States also battled with persistently high, albeit waning, inflation. After raising rates eight times during the reporting period, the European Central Bank held its rate steady at its October meeting as inflation and pricing pressures finally showed signs of easing. Similarly, the Bank of England maintained its key official bank rate at its September meeting, after seven rate hikes during the reporting period, leaving borrowing costs at a 15-year high. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, despite inflationary pressures but relaxed its yield control policy. Monetary policies in emerging markets were mixed. Central banks in India, Indonesia, Mexico, Pakistan, and Russia all raised their rates two or more times over the reporting period. In contrast, both Brazil and China cut their key interest rate twice during the reporting period.
Among bond markets, shorter-term bonds generally outperformed longer-term bonds, and bond markets generally weakened over the second half of the reporting period. There were a few short-lived market-moving events over the reporting period. The failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. In addition, debt ceiling negotiations during the second quarter of 2023 created fear that the federal government could default on its obligations and on August 1, 2023, Fitch Ratings downgraded long-term U.S. debt from AAA to AA+ after indicating earlier in the year that a country refusing to pay its debts in a timely way was not entitled to a AAA rating. The U.S. Treasury increased auctions of U.S. Treasury securities over the reporting period and higher borrowing costs as a result of rising interest rates contributed to growth in the U.S. budget deficit. U.S. Treasury yields were volatile over the first half of the reporting period but rose sharply over the second half. The yield on the 10-year U.S. Treasury rose from 4.10% to 4.88% over the reporting period, briefly touching 5% in October—a level not seen since 2007. The yield on the three-month U.S. Treasury climbed from 4.22% to 5.59%, resulting in the yield curve inverting for a large portion of the reporting period. Outside the U.S., bond yields generally followed a similar trajectory.
Schwab Target Funds | Annual Report
5

Schwab Target Funds
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the funds. Prior to joining Schwab in 2012, Ms. Tang was a product manager at Thomson
Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as
BlackRock).

Drew Hayes, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the funds. Mr. Hayes has been with Schwab since 2006. Before becoming a portfolio manager, he spent seven years as a senior fixed income specialist for Schwab Wealth Advisory, Inc. Prior to that, he worked as a bond investment specialist for two years and as a registered representative for two years for Charles
Schwab & Co., Inc.

Patrick Kwok, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the funds. Previously, Mr. Kwok served as an associate portfolio manager from 2012 to 2016. Prior to that, he worked as a fund administration manager, where he was responsible for oversight of sub-advisers, trading, cash management, and fund administration supporting the Charles Schwab Trust Bank Collective Investment
Trusts and multi-asset Schwab Funds. Prior to joining Schwab Asset Management in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at
State Street Bank & Trust as a portfolio accountant and pricing specialist.

6
Schwab Target Funds | Annual Report

Schwab Target 2010 Fund as of October 31, 2023

The Schwab Target 2010 Fund (the 2010 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2010 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2010 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2023, the 2010 Fund’s asset allocation was approximately 36.5% equity securities, 58.8% fixed-income securities, and 4.6% cash and cash equivalents (including money market funds).1 (For portfolio allocations as of the end of this reporting period, please see the 2010 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the 2010 Fund returned 4.24%. The 2010 Fund’s internally calculated comparative index, the Target 2010 Composite Index (the composite index), returned 4.02%.
Positioning and Strategies. The 2010 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2010 Fund’s U.S. equity allocations, particularly the 2010 Fund’s U.S. large-cap equity allocations, contributed the most to the total return of the 2010 Fund. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the 2010 Fund, returning approximately 10% for the reporting period, generally tracking its comparative index, the S&P 500® Index.
The 2010 Fund’s international equity allocations also contributed to the total return of the 2010 Fund. The Schwab International Core Equity Fund contributed to the total return of the 2010 Fund, outperforming its comparative index, the MSCI EAFE® Index (Net)2. The Schwab International Core Equity Fund returned approximately 17% for the reporting period.
The 2010 Fund’s fixed-income allocations also contributed to the total return of the 2010 Fund. The Schwab Short-Term Bond Index Fund contributed to the total return of the 2010 Fund, returning approximately 3% for the reporting period, generally tracking its comparative index, the Bloomberg US Government/Credit 1-5 Year Index. The Schwab Treasury Inflation Protected Securities Index Fund detracted from the total return of the 2010 Fund, returning approximately -1% for the reporting period, generally tracking its comparative index, the Bloomberg US Treasury Inflation-Linked Bond Index (Series-L)TM.
The 2010 Fund’s real estate allocation, the Schwab Global Real Estate Fund, was the largest detractor from the total return of the 2010 Fund. The Schwab Global Real Estate Fund returned approximately -4% for the reporting period, outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)2.

Management views and portfolio holdings may have changed since the report date.
1
Percentages may not add up to 100% due to rounding.
2
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab Target Funds | Annual Report
7

Schwab Target 2010 Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2010 Fund (7/1/05)	4.24%	3.21%	3.52%
Dow Jones U.S. Total Stock Market IndexSM	8.39%	10.10%	10.43%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Target 2010 Composite Index	4.02%	3.38%	3.77%
Fund Category: Morningstar Target-Date 2000-2010[2]	3.97%	3.21%	3.54%
Fund Expense Ratios[3]: Net 0.26%; Gross 0.40%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.26% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
8
Schwab Target Funds | Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	14%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3

Portfolio holdings may have changed since the report date.
1
The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities and money market securities.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
This list is not a recommendation of any security by the investment adviser.
Schwab Target Funds | Annual Report
9

Schwab Target 2015 Fund as of October 31, 2023

The Schwab Target 2015 Fund (the 2015 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2015 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2015 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and Schwab ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2023, the 2015 Fund’s asset allocation was approximately 40.3% equity securities, 55.5% fixed-income securities and 4.2% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2015 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the 2015 Fund returned 4.53%. The 2015 Fund’s internally calculated comparative index, the Target 2015 Composite Index (the composite index), returned 4.34%.
Positioning and Strategies. The 2015 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2015 Fund’s U.S. equity allocations, particularly the 2015 Fund’s U.S. large-cap equity allocations, contributed the most to the total return of the 2015 Fund. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the 2015 Fund, returning approximately 10% for the reporting period, generally tracking its comparative index, the S&P 500® Index.
The 2015 Fund’s international equity allocations also contributed to the total return of the 2015 Fund. The Schwab International Core Equity Fund contributed to the total return of the 2015 Fund, outperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Core Equity Fund returned approximately 17% for the reporting period.
The 2015 Fund’s fixed-income allocations also contributed to the total return of the 2015 Fund. The Schwab Short-Term Bond Index Fund contributed to the total return of the 2015 Fund, returning approximately 3% for the reporting period, generally tracking its comparative index, the Bloomberg US Government/Credit 1-5 Year Index. The Schwab Treasury Inflation Protected Securities Index Fund detracted from the total return of the 2015 Fund, returning approximately -1% for the reporting period, generally tracking its comparative index, the Bloomberg US Treasury Inflation-Linked Bond Index (Series-L)TM.
The 2015 Fund’s real estate allocation, the Schwab Global Real Estate Fund, was the largest detractor from the total return of the 2015 Fund. The Schwab Global Real Estate Fund returned approximately -4% for the reporting period, outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
10
Schwab Target Funds | Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2015 Fund (3/12/08)	4.53%	3.37%	3.68%
Dow Jones U.S. Total Stock Market IndexSM	8.39%	10.10%	10.43%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Target 2015 Composite Index	4.34%	3.59%	3.98%
Fund Category: Morningstar Target-Date 2015[2]	4.03%	3.59%	4.00%
Fund Expense Ratios[3]: Net 0.28%; Gross 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.28% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
Schwab Target Funds | Annual Report
11

Schwab Target 2015 Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	7%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3

Portfolio holdings may have changed since the report date.
1
The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities and money market securities.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
This list is not a recommendation of any security by the investment adviser.
12
Schwab Target Funds | Annual Report

Schwab Target 2020 Fund as of October 31, 2023

The Schwab Target 2020 Fund (the 2020 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2020 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2020 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2023, the 2020 Fund’s asset allocation was approximately 42.9% equity securities, 53.3% fixed-income securities, and 3.8% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2020 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the 2020 Fund returned 4.68%. The 2020 Fund’s internally calculated comparative index, the Target 2020 Composite Index (the composite index), returned 4.56%.
Positioning and Strategies. The 2020 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2020 Fund’s U.S. equity allocations, particularly the 2020 Fund’s U.S. large-cap equity allocations, contributed the most to the total return of the 2020 Fund. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the 2020 Fund, returning approximately 10% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The ClearBridge Small Cap Growth Fund (Class IS) detracted from the total return of the 2020 Fund, returning approximately -13% for the reporting period.
The 2020 Fund’s international equity allocations also contributed to the total return of the 2020 Fund. The Schwab International Core Equity Fund contributed to the total return of the 2020 Fund, outperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Core Equity Fund returned approximately 17% for the reporting period.
The 2020 Fund’s fixed-income allocations also contributed to the total return of the 2020 Fund. The Schwab Short-Term Bond Index Fund contributed to the total return of the 2020 Fund, returning approximately 3% for the reporting period, generally tracking its comparative index, the Bloomberg US Government/Credit 1-5 Year Index.
The 2020 Fund’s real estate allocation, the Schwab Global Real Estate Fund, was the largest detractor from the total return of the 2020 Fund. The Schwab Global Real Estate Fund returned approximately -4% for the reporting period, outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab Target Funds | Annual Report
13

Schwab Target 2020 Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2020 Fund (7/1/05)	4.68%	3.49%	4.09%
Dow Jones U.S. Total Stock Market IndexSM	8.39%	10.10%	10.43%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Target 2020 Composite Index	4.56%	3.76%	4.45%
Fund Category: Morningstar Target-Date 2020[2]	4.20%	3.73%	4.26%
Fund Expense Ratios[3]: Net 0.29%; Gross 0.32%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.29% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
14
Schwab Target Funds | Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	7%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3

Portfolio holdings may have changed since the report date.
1
The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities and money market securities.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
This list is not a recommendation of any security by the investment adviser.
Schwab Target Funds | Annual Report
15

Schwab Target 2025 Fund as of October 31, 2023

The Schwab Target 2025 Fund (the 2025 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2025 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2025 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2023, the 2025 Fund’s asset allocation was approximately 50.5% equity securities, 46.2% fixed-income securities, and 3.3% cash and cash equivalents (including money market funds). At its target date, the 2025 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2025 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the 2025 Fund returned 5.46%. The 2025 Fund’s internally calculated comparative index, the Target 2025 Composite Index (the composite index), returned 5.34%.
Positioning and Strategies. The 2025 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2025 Fund’s U.S. equity allocations, particularly the 2025 Fund’s U.S. large-cap equity allocations, contributed the most to the total return of the 2025 Fund. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the 2025 Fund, returning approximately 10% for the reporting period, generally tracking its comparative index, the S&P 500® Index.
The 2025 Fund’s international equity allocations also contributed to the total return of the 2025 Fund. The Schwab International Core Equity Fund contributed to the total return of the 2025 Fund, outperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Core Equity Fund returned approximately 17% for the reporting period.
The 2025 Fund’s fixed-income allocations also contributed to the total return of the 2025 Fund. The Schwab Short-Term Bond Index Fund contributed to the total return of the 2025 Fund, returning approximately 3% for the reporting period, generally tracking its comparative index, the Bloomberg US Government/Credit 1-5 Year Index. The Schwab U.S. Aggregate Bond Index Fund detracted from the total return of the 2025 Fund, returning less than 1% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index.
The 2025 Fund’s real estate allocation, the Schwab Global Real Estate Fund, was the largest detractor from the total return of the 2025 Fund. The Schwab Global Real Estate Fund returned approximately -4% for the reporting period, outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
16
Schwab Target Funds | Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2025 Fund (3/12/08)	5.46%	4.23%	4.78%
Dow Jones U.S. Total Stock Market IndexSM	8.39%	10.10%	10.43%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Target 2025 Composite Index	5.34%	4.61%	5.23%
Fund Category: Morningstar Target-Date 2025[2]	4.44%	4.09%	4.58%
Fund Expense Ratios[3]: Net 0.35%; Gross 0.38%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.35% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
Schwab Target Funds | Annual Report
17

Schwab Target 2025 Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	22
Portfolio Turnover Rate	10%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3

Portfolio holdings may have changed since the report date.
1
The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities and money market securities.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
This list is not a recommendation of any security by the investment adviser.
18
Schwab Target Funds | Annual Report

Schwab Target 2030 Fund as of October 31, 2023

The Schwab Target 2030 Fund (the 2030 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2030 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2030 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2023, the 2030 Fund’s asset allocation was approximately 63.5% equity securities, 34.0% fixed-income securities, and 2.5% cash and cash equivalents (including money market funds). At its target date, the 2030 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2030 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the 2030 Fund returned 6.52%. The 2030 Fund’s internally calculated comparative index, the Target 2030 Composite Index (the composite index), returned 6.33%.
Positioning and Strategies. The 2030 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2030 Fund’s U.S. equity allocations, particularly the 2030 Fund’s U.S. large-cap equity allocations, contributed the most to the total return of the 2030 Fund. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the 2030 Fund, returning approximately 10% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The ClearBridge Small Cap Growth Fund (Class IS) detracted from the total return of the 2030 Fund, returning approximately -13% for the reporting period.
The 2030 Fund’s international equity allocations also contributed to the total return of the 2030 Fund. The Schwab International Core Equity Fund contributed to the total return of the 2030 Fund, outperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Core Equity Fund returned approximately 17% for the reporting period.
The 2030 Fund’s fixed-income allocations also contributed to the total return of the 2030 Fund. The PIMCO International Bond Fund (U.S. Dollar-Hedged) (Institutional Class) contributed to the total return of the 2030 Fund, returning approximately 3% for the reporting period.
The 2030 Fund’s real estate allocation, the Schwab Global Real Estate Fund, was the largest detractor from the total return of the 2030 Fund. The Schwab Global Real Estate Fund returned approximately -4% for the reporting period, outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab Target Funds | Annual Report
19

Schwab Target 2030 Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2030 Fund (7/1/05)	6.52%	4.85%	5.32%
Dow Jones U.S. Total Stock Market IndexSM	8.39%	10.10%	10.43%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Target 2030 Composite Index	6.33%	5.30%	5.82%
Fund Category: Morningstar Target-Date 2030[2]	5.12%	4.81%	5.18%
Fund Expense Ratios[3]: Net 0.42%; Gross 0.44%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.42% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
20
Schwab Target Funds | Annual Report

Schwab Target 2030 Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	22
Portfolio Turnover Rate	9%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3

Portfolio holdings may have changed since the report date.
1
The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities and money market securities.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
This list is not a recommendation of any security by the investment adviser.
Schwab Target Funds | Annual Report
21

Schwab Target 2035 Fund as of October 31, 2023

The Schwab Target 2035 Fund (the 2035 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2035 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2035 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2023, the 2035 Fund’s asset allocation was approximately 73.1% equity securities, 25.0% fixed-income securities, and 1.9% cash and cash equivalents (including money market funds). At its target date, the 2035 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2035 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the 2035 Fund returned 7.22%. The 2035 Fund’s internally calculated comparative index, the Target 2035 Composite Index (the composite index), returned 7.01%.
Positioning and Strategies. The 2035 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2035 Fund’s U.S. equity allocations, particularly the 2035 Fund’s U.S. large-cap equity allocations, contributed the most to the total return of the 2035 Fund. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the 2035 Fund, returning approximately 10% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The ClearBridge Small Cap Growth Fund (Class IS) detracted from the total return of the 2035 Fund, returning approximately -13% for the reporting period.
The 2035 Fund’s international equity allocations also contributed to the total return of the 2035 Fund. The Schwab International Core Equity Fund contributed to the total return of the 2035 Fund, outperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Core Equity Fund returned approximately 17% for the reporting period.
The 2035 Fund’s fixed-income allocations also contributed to the total return of the 2035 Fund. The PIMCO International Bond Fund (U.S. Dollar-Hedged) (Institutional Class) contributed to the total return of the 2035 Fund, returning approximately 3% for the reporting period.
The 2035 Fund’s real estate allocation, the Schwab Global Real Estate Fund, was the largest detractor from the total return of the 2035 Fund. The Schwab Global Real Estate Fund returned approximately -4% for the reporting period, outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
22
Schwab Target Funds | Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2035 Fund (3/12/08)	7.22%	5.25%	5.70%
Dow Jones U.S. Total Stock Market IndexSM	8.39%	10.10%	10.43%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Target 2035 Composite Index	7.01%	5.78%	6.27%
Fund Category: Morningstar Target-Date 2035[2]	6.06%	5.49%	5.72%
Fund Expense Ratios[3]: Net 0.47%; Gross 0.50%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.47% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
Schwab Target Funds | Annual Report
23

Schwab Target 2035 Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	10%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3

Portfolio holdings may have changed since the report date.
1
The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities and money market securities.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
This list is not a recommendation of any security by the investment adviser.
24
Schwab Target Funds | Annual Report

Schwab Target 2040 Fund as of October 31, 2023

The Schwab Target 2040 Fund (the 2040 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2040 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2040 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2023, the 2040 Fund’s asset allocation was approximately 80.9% equity securities, 17.7% fixed-income securities, and 1.4% cash and cash equivalents including money market funds). At its target date, the 2040 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2040 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the 2040 Fund returned 7.79%. The 2040 Fund’s internally calculated comparative index, the Target 2040 Composite Index (the composite index), returned 7.52%.
Positioning and Strategies. The 2040 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2040 Fund’s U.S. equity allocations, particularly the 2040 Fund’s U.S. large-cap equity allocations, contributed the most to the total return of the 2040 Fund. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the 2040 Fund, returning approximately 10% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The ClearBridge Small Cap Growth Fund (Class IS) detracted from the total return of the 2040 Fund, returning approximately -13% for the reporting period.
The 2040 Fund’s international equity allocations also contributed to the total return of the 2040 Fund. The Schwab International Core Equity Fund contributed to the total return of the 2040 Fund, outperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Core Equity Fund returned approximately 17% for the reporting period.
The 2040 Fund’s fixed-income allocations also contributed to the total return of the 2040 Fund. The PIMCO International Bond Fund (U.S. Dollar-Hedged) (Institutional Class) contributed to the total return of the 2040 Fund, returning approximately 3% for the reporting period.
The 2040 Fund’s real estate allocation, the Schwab Global Real Estate Fund, was the largest detractor from the total return of the 2040 Fund. The Schwab Global Real Estate Fund returned approximately -4% for the reporting period, outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab Target Funds | Annual Report
25

Schwab Target 2040 Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2040 Fund (7/1/05)	7.79%	5.60%	6.03%
Dow Jones U.S. Total Stock Market IndexSM	8.39%	10.10%	10.43%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Target 2040 Composite Index	7.52%	6.16%	6.64%
Fund Category: Morningstar Target-Date 2040[2]	6.84%	6.05%	6.15%
Fund Expense Ratios[3]: Net 0.50%; Gross 0.52%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.50% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
26
Schwab Target Funds | Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	9%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3

Portfolio holdings may have changed since the report date.
1
The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities and money market securities.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
This list is not a recommendation of any security by the investment adviser.
Schwab Target Funds | Annual Report
27

Schwab Target 2045 Fund as of October 31, 2023

The Schwab Target 2045 Fund (the 2045 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2045 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2045 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2023, the 2045 Fund’s asset allocation was approximately 87.4% equity securities, 11.7% fixed-income securities, and 0.9% cash and cash equivalents (including money market funds). At its target date, the 2045 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2045 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the 2045 Fund returned 8.24%. The 2045 Fund’s internally calculated comparative index, the Target 2045 Composite Index (the composite index), returned 7.92%.
Positioning and Strategies. The 2045 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2045 Fund’s U.S. equity allocations, particularly the 2045 Fund’s U.S. large-cap equity allocations, contributed the most to the total return of the 2045 Fund. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the 2045 Fund, returning approximately 10% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The ClearBridge Small Cap Growth Fund (Class IS) detracted from the total return of the 2045 Fund, returning approximately -13% for the reporting period.
The 2045 Fund’s international equity allocations also contributed to the total return of the 2045 Fund. The Schwab International Core Equity Fund contributed to the total return of the 2045 Fund, outperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Core Equity Fund returned approximately 17% for the reporting period.
The 2045 Fund’s fixed-income allocations also contributed to the total return of the 2045 Fund. The PIMCO International Bond Fund (U.S. Dollar-Hedged) (Institutional Class) contributed to the total return of the 2045 Fund, returning approximately 3% for the reporting period.
The 2045 Fund’s real estate allocation, the Schwab Global Real Estate Fund, was the largest detractor from the total return of the 2045 Fund. The Schwab Global Real Estate Fund returned approximately -4% for the reporting period, outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
28
Schwab Target Funds | Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2045 Fund (1/23/13)	8.24%	5.89%	6.25%
Dow Jones U.S. Total Stock Market IndexSM	8.39%	10.10%	10.43%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Target 2045 Composite Index	7.92%	6.49%	6.90%
Fund Category: Morningstar Target-Date 2045[2]	7.49%	6.45%	6.39%
Fund Expense Ratios[3]: Net 0.54%; Gross 0.59%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.54% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
Schwab Target Funds | Annual Report
29

Schwab Target 2045 Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	5%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3

Portfolio holdings may have changed since the report date.
1
The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities and money market securities.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
This list is not a recommendation of any security by the investment adviser.
30
Schwab Target Funds | Annual Report

Schwab Target 2050 Fund as of October 31, 2023

The Schwab Target 2050 Fund (the 2050 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2050 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2050 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2023, the 2050 Fund’s asset allocation was approximately 91.5% equity securities, 7.8% fixed-income securities, and 0.7% cash and cash equivalents (including money market funds). At its target date, the 2050 Fund’s allocation will be approximately 44.0% equity securities, 54.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2050 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the 2050 Fund returned 8.62%. The 2050 Fund’s internally calculated comparative index, the Target 2050 Composite Index (the composite index), returned 8.13%.
Positioning and Strategies. The 2050 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2050 Fund’s U.S. equity allocations, particularly the 2050 Fund’s U.S. large-cap equity allocations, contributed the most to the total return of the 2050 Fund. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the 2050 Fund, returning approximately 10% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The ClearBridge Small Cap Growth Fund (Class IS) detracted from the total return of the 2050 Fund, returning approximately -13% for the reporting period.
The 2050 Fund’s international equity allocations also contributed to the total return of the 2050 Fund. The Schwab International Core Equity Fund contributed to the total return of the 2050 Fund, outperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Core Equity Fund returned approximately 17% for the reporting period.
The 2050 Fund’s fixed-income allocations also contributed to the total return of the 2050 Fund. The PIMCO International Bond Fund (U.S. Dollar-Hedged) (Institutional Class) contributed to the total return of the 2050 Fund, returning approximately 3% for the reporting period.
The 2050 Fund’s real estate allocation, the Schwab Global Real Estate Fund, was the largest detractor from the total return of the 2050 Fund. The Schwab Global Real Estate Fund returned approximately -4% for the reporting period, outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab Target Funds | Annual Report
31

Schwab Target 2050 Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2050 Fund (1/23/13)	8.62%	6.07%	6.41%
Dow Jones U.S. Total Stock Market IndexSM	8.39%	10.10%	10.43%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Target 2050 Composite Index	8.13%	6.65%	7.05%
Fund Category: Morningstar Target-Date 2050[2]	7.72%	6.55%	6.48%
Fund Expense Ratios[3]: Net 0.56%; Gross 0.61%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.56% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
32
Schwab Target Funds | Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	5%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3

Portfolio holdings may have changed since the report date.
1
The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities and money market securities.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
This list is not a recommendation of any security by the investment adviser.
Schwab Target Funds | Annual Report
33

Schwab Target 2055 Fund as of October 31, 2023

The Schwab Target 2055 Fund (the 2055 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2055 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2055 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2023, the 2055 Fund’s asset allocation was approximately 93.8% equity securities, 5.7% fixed-income securities, and 0.5% cash and cash equivalents (including money market funds). At its target date, the 2055 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2055 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the 2055 Fund returned 8.62%. The 2055 Fund’s internally calculated comparative index, the Target 2055 Composite Index (the composite index), returned 8.25%.
Positioning and Strategies. The 2055 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2055 Fund’s U.S. equity allocations, particularly the 2055 Fund’s U.S. large-cap equity allocations, contributed the most to the total return of the 2055 Fund. The Schwab Select Large Cap Growth Fund was the largest contributor to the total return of the 2055 Fund, returning approximately 23% for the reporting period, outperforming the comparative index, the S&P 500® Index. The ClearBridge Small Cap Growth Fund (Class IS) detracted from the total return of the 2055 Fund, returning approximately -13% for the reporting period.
The 2055 Fund’s international equity allocations also contributed to the total return of the 2055 Fund. The Schwab International Core Equity Fund contributed to the total return of the 2055 Fund, outperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Core Equity Fund returned approximately 17% for the reporting period.
The 2055 Fund’s fixed-income allocations also contributed to the total return of the 2055 Fund. The PIMCO International Bond Fund (U.S. Dollar-Hedged) (Institutional Class) contributed to the total return of the 2055 Fund, returning approximately 3% for the reporting period.
The 2055 Fund’s real estate allocation, the Schwab Global Real Estate Fund, was the largest detractor from the total return of the 2055 Fund. The Schwab Global Real Estate Fund returned approximately -4% for the reporting period, outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
34
Schwab Target Funds | Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2055 Fund (1/23/13)	8.62%	6.08%	6.47%
Dow Jones U.S. Total Stock Market IndexSM	8.39%	10.10%	10.43%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	0.88%
Target 2055 Composite Index	8.25%	6.76%	7.16%
Fund Category: Morningstar Target-Date 2055[2]	7.81%	6.62%	6.52%
Fund Expense Ratios[3]: Net 0.58%; Gross 0.65%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.58% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
Schwab Target Funds | Annual Report
35

Schwab Target 2055 Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	4%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3

Portfolio holdings may have changed since the report date.
1
The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities and money market securities.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
This list is not a recommendation of any security by the investment adviser.
36
Schwab Target Funds | Annual Report

Schwab Target 2060 Fund as of October 31, 2023

The Schwab Target 2060 Fund (the 2060 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2060 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2060 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2023, the 2060 Fund’s asset allocation was approximately 95.8% equity securities, 3.7% fixed-income securities, and 0.5% cash and cash equivalents (including money market funds). At its target date, the 2060 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2060 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the 2060 Fund returned 8.82%. The 2060 Fund’s internally calculated comparative index, the Target 2060 Composite Index (the composite index), returned 8.37%.
Positioning and Strategies. The 2060 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2060 Fund’s U.S. equity allocations, particularly the 2060 Fund’s U.S. large-cap equity allocations, contributed the most to the total return of the 2060 Fund. The Schwab Select Large Cap Growth Fund was the largest contributor to the total return of the 2060 Fund, returning approximately 23% for the reporting period, outperforming the comparative index, the S&P 500® Index. The ClearBridge Small Cap Growth Fund (Class IS) detracted from the total return of the 2060 Fund, returning approximately -13% for the reporting period.
The 2060 Fund’s international equity allocations also contributed to the total return of the 2060 Fund. The Schwab International Core Equity Fund contributed to the total return of the 2060 Fund, outperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Core Equity Fund returned approximately 17% for the reporting period.
The 2060 Fund’s fixed-income allocations slightly contributed to the total return of the 2060 Fund. The PIMCO International Bond Fund (U.S. Dollar-Hedged) (Institutional Class) contributed to the total return of the 2060 Fund, returning approximately 3% for the reporting period.
The 2060 Fund’s real estate allocation, the Schwab Global Real Estate Fund, was the largest detractor from the total return of the 2060 Fund. The Schwab Global Real Estate Fund returned approximately -4% for the reporting period, outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab Target Funds | Annual Report
37

Schwab Target 2060 Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (August 25, 2016 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2060 Fund (8/25/16)	8.82%	6.20%	6.90%
Dow Jones U.S. Total Stock Market IndexSM	8.39%	10.10%	10.84%
Bloomberg US Aggregate Bond Index	0.36%	-0.06%	-0.31%
Target 2060 Composite Index	8.37%	6.88%	7.54%
Fund Category: Morningstar Target-Date 2060[2]	7.87%	6.68%	N/A
Fund Expense Ratios[3]: Net 0.59%; Gross 0.79%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.59% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
38
Schwab Target Funds | Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	19
Portfolio Turnover Rate	4%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3

Portfolio holdings may have changed since the report date.
1
The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities and money market securities.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
This list is not a recommendation of any security by the investment adviser.
Schwab Target Funds | Annual Report
39

Schwab Target 2065 Fund as of October 31, 2023

The Schwab Target 2065 Fund (the 2065 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2065 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds. The 2065 Fund may also invest in affiliated Schwab ETFs and unaffiliated third-party mutual funds and ETFs. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2023, the 2065 Fund’s asset allocation was approximately 97.0% equity securities, 2.5% fixed-income securities, and 0.5% cash and cash equivalents (including money market funds). At its target date, the 2065 Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2065 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. U.S. and international bonds were relatively weak as economic uncertainty and rising interest rates over much of the period drove yields up and bond prices down. (Bond yields and bond prices typically move in opposite directions.) The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. For the 12-month reporting period ended October 31, 2023, the 2065 Fund returned 8.75%. The 2065 Fund’s internally calculated comparative index, the Target 2065 Composite Index (the composite index), returned 8.42%.
Positioning and Strategies. The 2065 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2065 Fund’s U.S. equity allocations, particularly the 2065 Fund’s U.S. large-cap equity allocations, contributed the most to the total return of the 2065 Fund. The Schwab Select Large Cap Growth Fund was the largest contributor to the total return of the 2065 Fund, returning approximately 23% for the reporting period, outperforming the comparative index, the S&P 500® Index. The ClearBridge Small Cap Growth Fund (Class IS) detracted from the total return of the 2065 Fund, returning approximately -13% for the reporting period.
The 2065 Fund’s international equity allocations also contributed to the total return of the 2065 Fund. The Schwab International Core Equity Fund contributed to the total return of the 2065 Fund, outperforming its comparative index, the MSCI EAFE® Index (Net)1. The Schwab International Core Equity Fund returned approximately 17% for the reporting period.
The 2065 Fund’s fixed-income allocations slightly contributed to the total return of the 2065 Fund. The PIMCO International Bond Fund (U.S. Dollar-Hedged) (Institutional Class) contributed to the total return of the 2065 Fund, returning approximately 3% for the reporting period.
The 2065 Fund’s real estate allocation, the Schwab Global Real Estate Fund, was the largest detractor from the total return of the 2065 Fund. The Schwab Global Real Estate Fund returned approximately -4% for the reporting period, outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net)1.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
40
Schwab Target Funds | Annual Report

Schwab Target 2065 Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (February 25, 2021 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab Target 2065 Fund (2/25/21)	8.75%	-1.37%
Dow Jones U.S. Total Stock Market IndexSM	8.39%	2.63%
Bloomberg US Aggregate Bond Index	0.36%	-5.55%
Target 2065 Composite Index	8.42%	-0.27%
Fund Category: Morningstar Target-Date 2065+[2]	8.21%	N/A
Fund Expense Ratios[3]: Net 0.59%; Gross 1.69%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus. Includes 0.59% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
Schwab Target Funds | Annual Report
41

Schwab Target 2065 Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics
Number of Holdings	18
Portfolio Turnover Rate	4%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3

Portfolio holdings may have changed since the report date.
1
The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities and money market securities.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
This list is not a recommendation of any security by the investment adviser.
42
Schwab Target Funds | Annual Report

Schwab Target Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including transfer agent fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2023 and held through October 31, 2023.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED)[1,2]	EFFECTIVE EXPENSE RATIO (ANNUALIZED)[3,4]	BEGINNING ACCOUNT VALUE AT 5/1/23	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/23[2]	EXPENSES PAID DURING PERIOD 5/1/23-10/31/23[2,5]	EFFECTIVE EXPENSES PAID DURING PERIOD 5/1/23-10/31/23[4,5]
Schwab Target 2010 Fund
Actual Return	0.00%	0.25%	$1,000.00	$965.90	$0.00	$1.24
Hypothetical 5% Return	0.00%	0.25%	$1,000.00	$1,025.21	$0.00	$1.28
Schwab Target 2015 Fund
Actual Return	0.00%	0.27%	$1,000.00	$965.30	$0.00	$1.34
Hypothetical 5% Return	0.00%	0.27%	$1,000.00	$1,025.21	$0.00	$1.38
Schwab Target 2020 Fund
Actual Return	0.00%	0.28%	$1,000.00	$965.70	$0.00	$1.39
Hypothetical 5% Return	0.00%	0.28%	$1,000.00	$1,025.21	$0.00	$1.43
Schwab Target 2025 Fund
Actual Return	0.00%	0.33%	$1,000.00	$966.80	$0.00	$1.64
Hypothetical 5% Return	0.00%	0.33%	$1,000.00	$1,025.21	$0.00	$1.68
Schwab Target 2030 Fund
Actual Return	0.00%	0.40%	$1,000.00	$969.60	$0.00	$1.99
Hypothetical 5% Return	0.00%	0.40%	$1,000.00	$1,025.21	$0.00	$2.04
Schwab Target 2035 Fund
Actual Return	0.00%	0.45%	$1,000.00	$971.20	$0.00	$2.24
Hypothetical 5% Return	0.00%	0.45%	$1,000.00	$1,025.21	$0.00	$2.29
Schwab Target 2040 Fund
Actual Return	0.00%	0.49%	$1,000.00	$973.20	$0.00	$2.44
Hypothetical 5% Return	0.00%	0.49%	$1,000.00	$1,025.21	$0.00	$2.50
Schwab Target 2045 Fund
Actual Return	0.00%	0.53%	$1,000.00	$974.20	$0.00	$2.64
Hypothetical 5% Return	0.00%	0.53%	$1,000.00	$1,025.21	$0.00	$2.70
Schwab Target 2050 Fund
Actual Return	0.00%	0.55%	$1,000.00	$973.90	$0.00	$2.74
Hypothetical 5% Return	0.00%	0.55%	$1,000.00	$1,025.21	$0.00	$2.80
Schwab Target 2055 Fund
Actual Return	0.00%	0.57%	$1,000.00	$972.90	$0.00	$2.83
Hypothetical 5% Return	0.00%	0.57%	$1,000.00	$1,025.21	$0.00	$2.91
Schwab Target Funds | Annual Report
43

Schwab Target Funds
Fund Expenses (Unaudited) (continued)

	EXPENSE RATIO (ANNUALIZED)[1,2]	EFFECTIVE EXPENSE RATIO (ANNUALIZED)[3,4]	BEGINNING ACCOUNT VALUE AT 5/1/23	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/23[2]	EXPENSES PAID DURING PERIOD 5/1/23-10/31/23[2,5]	EFFECTIVE EXPENSES PAID DURING PERIOD 5/1/23-10/31/23[4,5]
Schwab Target 2060 Fund
Actual Return	0.00%	0.58%	$1,000.00	$973.70	$0.00	$2.89
Hypothetical 5% Return	0.00%	0.58%	$1,000.00	$1,025.21	$0.00	$2.96
Schwab Target 2065 Fund
Actual Return	0.00%	0.58%	$1,000.00	$973.90	$0.00	$2.89
Hypothetical 5% Return	0.00%	0.58%	$1,000.00	$1,025.21	$0.00	$2.96

[1]	Based on the most recent six-month expense ratio.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expenses and the expense ratio; may differ from the acquired fund fees and expenses and the expense ratio in the prospectus.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]
Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the period, and divided by the 365 days in the fiscal year.

44
Schwab Target Funds | Annual Report

Schwab Target 2010 Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$12.23	$15.21	$13.76	$13.57	$13.06
Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.28	0.22	0.27	0.30
Net realized and unrealized gains (losses)	0.16	(2.55)	1.61	0.57	0.97
Total from investment operations	0.51	(2.27)	1.83	0.84	1.27
Less distributions:
Distributions from net investment income	(0.30)	(0.30)	(0.27)	(0.34)	(0.34)
Distributions from net realized gains	(0.25)	(0.41)	(0.11)	(0.31)	(0.42)
Total distributions	(0.55)	(0.71)	(0.38)	(0.65)	(0.76)
Net asset value at end of period	$12.19	$12.23	$15.21	$13.76	$13.57
Total return	4.24%	(15.69%)	13.46%	6.38%	10.42%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%[3]	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.14%	0.14%[3]	0.12%	0.14%	0.17%
Net investment income (loss)	2.76%	2.04%	1.50%	2.03%	2.33%
Portfolio turnover rate	14%	24%	21%	27%	13%
Net assets, end of period (x 1,000)	$43,307	$46,359	$65,477	$55,507	$51,106

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Target Funds | Annual Report
45

Schwab Target 2010 Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 75.8% OF NET ASSETS

U.S. Stocks 20.9%
Large-Cap 18.2%
Schwab Core Equity Fund	$826,164	$118,325	($211,546 )	$21,951	($58,372 )	$696,522	37,752	$118,325
Schwab Fundamental US Large Company Index Fund	978,652	70,220	(213,552)	(7,063)	36,540	864,797	39,871	20,220
Schwab S&P 500 Index Fund	5,568,093	1,004,527	(1,668,978)	478,213	22,219	5,404,074	83,101	94,527
Schwab Select Large Cap Growth Fund *	1,015,537	118,747	(308,375)	(103,952)	200,857	922,814	43,002	118,747
						7,888,207
Mid-Cap 1.3%
Schwab U.S. Mid-Cap Index Fund *	310,945	325,648	(81,720)	5,851	(15,435)	545,289	10,794	5,647
Small-Cap 1.4%
Schwab Small-Cap Equity Fund	705,428	253,624	(274,103)	1,989	(71,443)	615,495	37,078	60,625
						9,048,991

International Stocks 7.7%
Developed Markets 7.7%
Schwab Fundamental International Large Company Index Fund	—	191,482	(60,000)	960	(3,365)	129,077	13,460	—
Schwab International Core Equity Fund	1,678,548	126,142	(734,561)	(7,384)	244,960	1,307,705	132,897	56,142
Schwab International Opportunities Fund	2,348,144	248,168	(893,421)	(173,851)	343,263	1,872,303	107,050	88,168
						3,309,085

Real Estate 2.4%
Global Real Estate 2.4%
Schwab Global Real Estate Fund	1,180,683	130,654	(203,102)	(50,948)	(23,889)	1,033,398	189,614	40,654

Fixed Income 40.7%
Inflation-Protected Bond 6.7%
Schwab Treasury Inflation Protected Securities Index Fund	3,062,555	398,753	(370,000)	(43,188)	(143,246)	2,904,874	296,114	166,900
Intermediate-Term Bond 25.9%
Schwab U.S. Aggregate Bond Index Fund	11,807,858	1,355,598	(1,641,000)	(249,582)	(75,088)	11,197,786	1,339,448	381,149
Short-Term Bond 8.1%
Schwab Short-Term Bond Index Fund	4,518,216	403,272	(1,400,000)	(87,347)	96,251	3,530,392	379,204	115,402
						17,633,052

Money Market Funds 4.1%
Schwab Variable Share Price Money Fund, Ultra Shares, 5.39% (b)	1,707,758	82,396	—	—	517	1,790,671	1,790,134	84,458
Total Affiliated Underlying Funds (Cost $31,067,085)	$35,708,581	$4,827,556	($8,060,358 )	($214,351 )	$553,769	$32,815,197		$1,350,964

See financial notes
46
Schwab Target Funds | Annual Report

Schwab Target 2010 Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 23.7% OF NET ASSETS

U.S. Stocks 5.5%
Large-Cap 5.1%
ClearBridge Large Cap Growth Fund, Class IS *						$1,097,081	19,103
Dodge & Cox Stock Fund, Class I						1,126,436	5,157
						2,223,517
Small-Cap 0.4%
ClearBridge Small Cap Growth Fund, Class IS *						178,032	5,335
						2,401,549

Fixed Income 18.2%
Intermediate-Term Bond 16.2%
Baird Aggregate Bond Fund, Institutional Class						5,931,294	650,361
Loomis Sayles Investment Grade Bond Fund, Class Y						378,748	41,258
Western Asset Core Plus Bond Fund, Class I						698,444	81,214
						7,008,486
International Bond 2.0%
PIMCO International Bond Fund (U.S. Dollar- Hedged), Institutional Class						871,673	93,227
						7,880,159
Total Unaffiliated Underlying Funds (Cost $11,098,346)						$10,281,708
Total Investments in Securities (Cost $42,165,431)						$43,096,905

*	Non-income producing security.
(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

(b)	The rate shown is the annualized 7-day yield.
At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
Schwab Target Funds | Annual Report
47

Schwab Target 2010 Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $31,067,085)		$32,815,197
Investments in securities, at value - unaffiliated (cost $11,098,346)		10,281,708
Cash		478,960
Receivables:
Dividends		54,975
Due from investment adviser		4,780
Fund shares sold		765
Prepaid expenses	+	10,210
Total assets		43,646,595

Liabilities
Payables:
Investments bought		311,254
Fund shares redeemed		95
Accrued expenses	+	28,682
Total liabilities		340,031
Net assets		$43,306,564

Net Assets by Source
Capital received from investors		$42,060,184
Total distributable earnings	+	1,246,380
Net assets		$43,306,564

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$43,306,564		3,553,563		$12.19

See financial notes
48
Schwab Target Funds | Annual Report

Schwab Target 2010 Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$976,487
Dividends received from securities - unaffiliated		306,407
Interest received from securities - unaffiliated	+	8,748
Total investment income		1,291,642

Expenses
Professional fees		22,892
Registration fees		19,744
Portfolio accounting fees		11,023
Independent trustees’ fees		6,046
Shareholder reports		4,259
Transfer agent fees		1,303
Custodian fees		543
Other expenses	+	2,019
Total expenses		67,829
Expense reduction	–	67,829
Net expenses	–	—
Net investment income		1,291,642

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		374,477
Realized capital gain distributions received from underlying funds - unaffiliated		181,855
Net realized losses on sales of securities - affiliated		(214,351)
Net realized losses on sales of securities - unaffiliated	+	(78,163)
Net realized gains		263,818
Net change in unrealized appreciation (depreciation) on securities - affiliated		553,769
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	3,241
Net change in unrealized appreciation (depreciation)	+	557,010
Net realized and unrealized gains		820,828
Increase in net assets resulting from operations		$2,112,470
See financial notes
Schwab Target Funds | Annual Report
49

Schwab Target 2010 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$1,291,642	$1,127,766
Net realized gains		263,818	784,891
Net change in unrealized appreciation (depreciation)	+	557,010	(11,194,504)
Increase (decrease) in net assets resulting from operations		$2,112,470	($9,281,847 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($2,099,711 )	($3,070,834 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		387,660	$4,816,480	570,204	$7,624,804
Shares reinvested		154,395	1,854,287	188,385	2,752,308
Shares redeemed	+	(778,380)	(9,735,905)	(1,273,388)	(17,142,875)
Net transactions in fund shares		(236,325)	($3,065,138 )	(514,799)	($6,765,763 )

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,789,888	$46,358,943	4,304,687	$65,477,387
Total decrease	+	(236,325)	(3,052,379)	(514,799)	(19,118,444)
End of period		3,553,563	$43,306,564	3,789,888	$46,358,943
See financial notes
50
Schwab Target Funds | Annual Report

Schwab Target 2015 Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$10.48	$13.36	$12.18	$12.07	$11.49
Income (loss) from investment operations:
Net investment income (loss)[1]	0.29	0.23	0.19	0.25	0.27
Net realized and unrealized gains (losses)	0.17	(2.24)	1.54	0.50	0.86
Total from investment operations	0.46	(2.01)	1.73	0.75	1.13
Less distributions:
Distributions from net investment income	(0.26)	(0.28)	(0.24)	(0.31)	(0.30)
Distributions from net realized gains	(0.39)	(0.59)	(0.31)	(0.33)	(0.25)
Total distributions	(0.65)	(0.87)	(0.55)	(0.64)	(0.55)
Net asset value at end of period	$10.29	$10.48	$13.36	$12.18	$12.07
Total return	4.53%	(16.15%)	14.54%	6.41%	10.48%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%[3]	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.12%	0.11%[3]	0.08%	0.10%	0.11%
Net investment income (loss)	2.71%	1.97%	1.47%	2.07%	2.35%
Portfolio turnover rate	7%	19%	14%	15%	10%
Net assets, end of period (x 1,000)	$49,402	$57,879	$81,399	$77,274	$81,139

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Target Funds | Annual Report
51

Schwab Target 2015 Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 75.9% OF NET ASSETS

U.S. Stocks 22.4%
Large-Cap 19.7%
Schwab Core Equity Fund	$1,110,851	$159,098	($318,866 )	$49,058	($101,580 )	$898,561	48,702	$159,098
Schwab Fundamental US Large Company Index Fund	1,306,242	25,381	(300,000)	(4,758)	44,093	1,070,958	49,376	25,381
Schwab S&P 500 Index Fund	7,789,834	124,070	(1,951,099)	1,355,064	(668,510)	6,649,359	102,251	124,070
Schwab Select Large Cap Growth Fund *	1,064,728	124,499	(210,520)	(45,025)	172,419	1,106,101	51,542	124,499
						9,724,979
Mid-Cap 1.3%
Schwab U.S. Mid-Cap Index Fund *	446,819	221,148	—	—	(27,133)	640,834	12,685	6,995
Small-Cap 1.4%
Schwab Small-Cap Equity Fund	925,566	83,154	(192,847)	9,801	(110,539)	715,135	43,080	83,154
						11,080,948

International Stocks 8.7%
Developed Markets 8.7%
Schwab Fundamental International Large Company Index Fund	—	265,514	(80,001)	4,598	(4,829)	185,282	19,320	—
Schwab International Core Equity Fund	2,398,451	79,244	(1,044,921)	(57)	332,393	1,765,110	179,381	79,244
Schwab International Opportunities Fund	3,360,046	173,136	(1,452,831)	6,769	256,775	2,343,895	134,013	123,136
						4,294,287

Real Estate 2.6%
Global Real Estate 2.6%
Schwab Global Real Estate Fund	1,613,749	54,127	(298,691)	(50,704)	(38,645)	1,279,836	234,832	54,127

Fixed Income 38.1%
Inflation-Protected Bond 6.3%
Schwab Treasury Inflation Protected Securities Index Fund	3,659,414	264,524	(591,000)	(52,371)	(151,531)	3,129,036	318,964	187,577
Intermediate-Term Bond 24.1%
Schwab U.S. Aggregate Bond Index Fund	13,464,248	804,105	(2,032,999)	(284,456)	(30,686)	11,920,212	1,425,863	422,046
Short-Term Bond 7.7%
Schwab Short-Term Bond Index Fund	5,279,826	222,099	(1,735,000)	(109,252)	122,501	3,780,174	406,034	126,976
						18,829,422

Money Market Funds 4.1%
Schwab Variable Share Price Money Fund, Ultra Shares, 5.39% (b)	1,957,711	94,191	(50,000)	(5)	591	2,002,488	2,001,888	96,435
Total Affiliated Underlying Funds (Cost $34,657,999)	$44,377,485	$2,694,290	($10,258,775 )	$878,662	($204,681 )	$37,486,981		$1,612,738

See financial notes
52
Schwab Target Funds | Annual Report

Schwab Target 2015 Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 24.0% OF NET ASSETS

U.S. Stocks 6.2%
Large-Cap 5.8%
ClearBridge Large Cap Growth Fund, Class IS *						$1,421,062	24,744
Dodge & Cox Stock Fund, Class I						1,440,065	6,593
						2,861,127
Small-Cap 0.4%
ClearBridge Small Cap Growth Fund, Class IS *						220,649	6,612
						3,081,776

Fixed Income 17.8%
Intermediate-Term Bond 15.7%
Baird Aggregate Bond Fund, Institutional Class						5,995,492	657,400
Loomis Sayles Investment Grade Bond Fund, Class Y						536,168	58,406
Western Asset Core Plus Bond Fund, Class I						1,219,761	141,833
						7,751,421
International Bond 2.1%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						1,042,553	111,503
						8,793,974
Total Unaffiliated Underlying Funds (Cost $12,812,984)						$11,875,750
Total Investments in Securities (Cost $47,470,983)						$49,362,731

*	Non-income producing security.
(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

(b)	The rate shown is the annualized 7-day yield.
At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
Schwab Target Funds | Annual Report
53

Schwab Target 2015 Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $34,657,999)		$37,486,981
Investments in securities, at value - unaffiliated (cost $12,812,984)		11,875,750
Receivables:
Investments sold		90,000
Dividends		61,300
Due from investment adviser		4,721
Fund shares sold		2,409
Prepaid expenses	+	3,902
Total assets		49,525,063

Liabilities
Payables:
Investments bought		54,928
Due to custodian		37,967
Fund shares redeemed		918
Accrued expenses	+	29,054
Total liabilities		122,867
Net assets		$49,402,196

Net Assets by Source
Capital received from investors		$45,620,544
Total distributable earnings	+	3,781,652
Net assets		$49,402,196

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$49,402,196		4,802,282		$10.29

See financial notes
54
Schwab Target Funds | Annual Report

Schwab Target 2015 Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$1,145,672
Dividends received from securities - unaffiliated		362,526
Interest received from securities - unaffiliated	+	5,853
Total investment income		1,514,051

Expenses
Professional fees		22,905
Registration fees		18,420
Portfolio accounting fees		11,098
Independent trustees’ fees		6,068
Shareholder reports		4,367
Transfer agent fees		1,868
Custodian fees		559
Other expenses	+	2,096
Total expenses		67,381
Expense reduction	–	67,381
Net expenses	–	—
Net investment income		1,514,051

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		467,066
Realized capital gain distributions received from underlying funds - unaffiliated		240,879
Net realized gains on sales of securities - affiliated		878,662
Net realized losses on sales of securities - unaffiliated	+	(97,291)
Net realized gains		1,489,316
Net change in unrealized appreciation (depreciation) on securities - affiliated		(204,681)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	49,170
Net change in unrealized appreciation (depreciation)	+	(155,511)
Net realized and unrealized gains		1,333,805
Increase in net assets resulting from operations		$2,847,856
See financial notes
Schwab Target Funds | Annual Report
55

Schwab Target 2015 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$1,514,051	$1,373,612
Net realized gains		1,489,316	2,475,134
Net change in unrealized appreciation (depreciation)	+	(155,511)	(16,076,607)
Increase (decrease) in net assets resulting from operations		$2,847,856	($12,227,861 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($3,520,737 )	($5,182,871 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		104,249	$1,110,701	297,978	$3,496,419
Shares reinvested		317,518	3,213,282	380,762	4,793,794
Shares redeemed	+	(1,141,958)	(12,128,296)	(1,248,825)	(14,398,775)
Net transactions in fund shares		(720,191)	($7,804,313 )	(570,085)	($6,108,562 )

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,522,473	$57,879,390	6,092,558	$81,398,684
Total decrease	+	(720,191)	(8,477,194)	(570,085)	(23,519,294)
End of period		4,802,282	$49,402,196	5,522,473	$57,879,390
See financial notes
56
Schwab Target Funds | Annual Report

Schwab Target 2020 Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$12.55	$16.14	$14.55	$14.46	$13.87
Income (loss) from investment operations:
Net investment income (loss)[1]	0.34	0.28	0.23	0.30	0.32
Net realized and unrealized gains (losses)	0.24	(2.72)	1.94	0.58	1.04
Total from investment operations	0.58	(2.44)	2.17	0.88	1.36
Less distributions:
Distributions from net investment income	(0.31)	(0.35)	(0.29)	(0.36)	(0.35)
Distributions from net realized gains	(0.44)	(0.80)	(0.29)	(0.43)	(0.42)
Total distributions	(0.75)	(1.15)	(0.58)	(0.79)	(0.77)
Net asset value at end of period	$12.38	$12.55	$16.14	$14.55	$14.46
Total return	4.68%	(16.35%)	15.27%	6.33%	10.58%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%[3]	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.03%	0.03%[3]	0.02%	0.02%	0.03%
Net investment income (loss)	2.67%	1.97%	1.47%	2.13%	2.28%
Portfolio turnover rate	7%	17%	10%	17%	14%
Net assets, end of period (x 1,000)	$323,339	$383,963	$531,012	$525,444	$548,690

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Target Funds | Annual Report
57

Schwab Target 2020 Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 75.9% OF NET ASSETS

U.S. Stocks 23.7%
Large-Cap 20.9%
Schwab Core Equity Fund	$8,292,907	$1,107,502	($2,515,909 )	$404,302	($713,998 )	$6,574,804	356,358	$1,107,502
Schwab Fundamental US Large Company Index Fund	6,138,957	476,835	—	—	139,100	6,754,892	311,429	126,835
Schwab S&P 500 Index Fund	55,195,348	901,683	(14,660,189)	11,022,809	(6,139,733)	46,319,918	712,285	901,683
Schwab Select Large Cap Growth Fund *	6,434,942	752,441	—	—	708,565	7,895,948	367,938	752,441
						67,545,562
Mid-Cap 1.4%
Schwab U.S. Mid-Cap Index Fund *	3,310,975	1,963,003	(600,000)	11,553	(203,510)	4,482,021	88,718	51,830
Small-Cap 1.4%
Schwab Small-Cap Equity Fund	6,086,616	546,831	(1,218,685)	147,954	(780,615)	4,782,101	288,078	546,831
						76,809,684

International Stocks 9.6%
Developed Markets 9.6%
Schwab Fundamental International Large Company Index Fund	—	1,930,731	(210,000)	10,348	(43,981)	1,687,098	175,923	—
Schwab International Core Equity Fund	17,430,537	565,034	(7,895,653)	88,348	2,356,454	12,544,720	1,274,870	565,034
Schwab International Opportunities Fund	24,565,295	867,821	(10,666,910)	(575,149)	2,552,101	16,743,158	957,299	867,821
						30,974,976

Real Estate 2.7%
Global Real Estate 2.7%
Schwab Global Real Estate Fund	11,428,058	371,248	(2,465,921)	(706,230)	57,340	8,684,495	1,593,485	371,248

Fixed Income 36.2%
Inflation-Protected Bond 6.1%
Schwab Treasury Inflation Protected Securities Index Fund	23,534,113	1,697,843	(4,272,566)	(426,592)	(894,252)	19,638,546	2,001,891	1,203,483
Intermediate-Term Bond 22.9%
Schwab U.S. Aggregate Bond Index Fund	85,184,431	5,244,495	(14,533,706)	(2,066,574)	126,713	73,955,359	8,846,335	2,643,955
Short-Term Bond 7.2%
Schwab Short-Term Bond Index Fund	32,998,417	1,371,757	(11,140,000)	(694,238)	786,341	23,322,277	2,505,078	796,538
						116,916,182

Money Market Funds 3.7%
Schwab Variable Share Price Money Fund, Ultra Shares, 5.39% (b)	12,062,266	579,152	(600,000)	32	3,617	12,045,067	12,041,454	592,291
Total Affiliated Underlying Funds (Cost $222,108,782)	$292,662,862	$18,376,376	($70,779,539 )	$7,216,563	($2,045,858 )	$245,430,404		$10,527,492

See financial notes
58
Schwab Target Funds | Annual Report

Schwab Target 2020 Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 24.0% OF NET ASSETS

U.S. Stocks 6.6%
Large-Cap 6.1%
ClearBridge Large Cap Growth Fund, Class IS *						$9,664,993	168,292
Dodge & Cox Stock Fund, Class I						10,069,339	46,101
						19,734,332
Small-Cap 0.5%
ClearBridge Small Cap Growth Fund, Class IS *						1,602,918	48,035
						21,337,250

Fixed Income 17.4%
Intermediate-Term Bond 15.2%
Baird Aggregate Bond Fund, Institutional Class						35,700,466	3,914,525
Loomis Sayles Investment Grade Bond Fund, Class Y						4,052,808	441,482
Western Asset Core Plus Bond Fund, Class I						9,330,577	1,084,951
						49,083,851
International Bond 2.2%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						7,214,367	771,590
						56,298,218
Total Unaffiliated Underlying Funds (Cost $83,888,420)						$77,635,468
Total Investments in Securities (Cost $305,997,202)						$323,065,872

*	Non-income producing security.
(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

(b)	The rate shown is the annualized 7-day yield.
At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
Schwab Target Funds | Annual Report
59

Schwab Target 2020 Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $222,108,782)		$245,430,404
Investments in securities, at value - unaffiliated (cost $83,888,420)		77,635,468
Cash		231,998
Receivables:
Investments sold		500,000
Dividends		389,144
Due from investment adviser		5,334
Fund shares sold		4,995
Prepaid expenses	+	11,518
Total assets		324,208,861

Liabilities
Payables:
Fund shares redeemed		479,042
Investments bought		350,379
Accrued expenses	+	40,005
Total liabilities		869,426
Net assets		$323,339,435

Net Assets by Source
Capital received from investors		$290,411,497
Total distributable earnings	+	32,927,938
Net assets		$323,339,435

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$323,339,435		26,108,522		$12.38

See financial notes
60
Schwab Target Funds | Annual Report

Schwab Target 2020 Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$7,428,401
Dividends received from securities - unaffiliated		2,385,404
Interest received from securities - unaffiliated	+	30,317
Total investment income		9,844,122

Expenses
Professional fees		23,509
Registration fees		22,550
Portfolio accounting fees		21,964
Shareholder reports		14,780
Independent trustees’ fees		6,829
Transfer agent fees		2,484
Custodian fees		536
Other expenses	+	4,585
Total expenses		97,237
Expense reduction	–	97,237
Net expenses	–	—
Net investment income		9,844,122

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		3,099,091
Realized capital gain distributions received from underlying funds - unaffiliated		1,742,488
Net realized gains on sales of securities - affiliated		7,216,563
Net realized losses on sales of securities - unaffiliated	+	(181,924)
Net realized gains		11,876,218
Net change in unrealized appreciation (depreciation) on securities - affiliated		(2,045,858)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(41,576)
Net change in unrealized appreciation (depreciation)	+	(2,087,434)
Net realized and unrealized gains		9,788,784
Increase in net assets resulting from operations		$19,632,906
See financial notes
Schwab Target Funds | Annual Report
61

Schwab Target 2020 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$9,844,122	$8,989,486
Net realized gains		11,876,218	15,778,863
Net change in unrealized appreciation (depreciation)	+	(2,087,434)	(105,913,687)
Increase (decrease) in net assets resulting from operations		$19,632,906	($81,145,338 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($21,994,178 )	($37,368,972 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		965,580	$12,253,161	1,284,284	$18,669,459
Shares reinvested		1,686,974	20,530,467	2,320,540	35,086,570
Shares redeemed	+	(7,129,103)	(91,046,134)	(5,910,068)	(82,290,268)
Net transactions in fund shares		(4,476,549)	($58,262,506 )	(2,305,244)	($28,534,239 )

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		30,585,071	$383,963,213	32,890,315	$531,011,762
Total decrease	+	(4,476,549)	(60,623,778)	(2,305,244)	(147,048,549)
End of period		26,108,522	$323,339,435	30,585,071	$383,963,213
See financial notes
62
Schwab Target Funds | Annual Report

Schwab Target 2025 Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$13.43	$17.30	$14.81	$14.74	$14.10
Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.27	0.22	0.31	0.30
Net realized and unrealized gains (losses)	0.37	(3.09)	2.74	0.55	1.10
Total from investment operations	0.72	(2.82)	2.96	0.86	1.40
Less distributions:
Distributions from net investment income	(0.30)	(0.39)	(0.28)	(0.35)	(0.34)
Distributions from net realized gains	(0.45)	(0.66)	(0.19)	(0.44)	(0.42)
Total distributions	(0.75)	(1.05)	(0.47)	(0.79)	(0.76)
Net asset value at end of period	$13.40	$13.43	$17.30	$14.81	$14.74
Total return	5.46%	(17.39%)	20.25%	5.98%	10.79%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%[3]	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.02%	0.03%[3]	0.02%	0.02%	0.03%
Net investment income (loss)	2.53%	1.82%	1.33%	2.14%	2.10%
Portfolio turnover rate	10%	19%	16%	16%	15%
Net assets, end of period (x 1,000)	$445,714	$494,852	$662,236	$571,738	$577,095

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Target Funds | Annual Report
63

Schwab Target 2025 Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 74.4% OF NET ASSETS

U.S. Stocks 26.3%
Large-Cap 23.3%
Schwab Core Equity Fund	$14,329,466	$2,052,295	($4,645,710 )	$301,646	($1,020,332 )	$11,017,365	597,147	$2,052,295
Schwab Fundamental US Large Company Index Fund	8,345,262	1,446,287	—	—	179,170	9,970,719	459,692	172,419
Schwab S&P 500 Index Fund	83,904,912	1,370,689	(21,498,014)	9,557,333	(2,492,277)	70,842,643	1,089,384	1,370,689
Schwab Select Large Cap Growth Fund *	10,638,293	1,243,941	(1,023,780)	(320,233)	1,550,339	12,088,560	563,307	1,243,941
						103,919,287
Mid-Cap 1.2%
Schwab U.S. Mid-Cap Index Fund *	5,264,531	82,411	—	—	(136,596)	5,210,346	103,134	82,411
Small-Cap 1.8%
Schwab Small-Cap Equity Fund	10,592,938	951,687	(2,178,203)	207,252	(1,362,899)	8,210,775	494,625	951,687
						117,340,408

International Stocks 12.4%
Developed Markets 12.4%
Schwab Fundamental International Large Company Index Fund	—	3,271,375	(300,000)	2,119	(75,546)	2,897,948	302,184	—
Schwab International Core Equity Fund	28,797,712	1,370,651	(11,030,985)	(119,416)	4,009,496	23,027,458	2,340,189	970,651
Schwab International Opportunities Fund	41,541,259	1,552,392	(16,997,650)	(3,396,547)	6,679,738	29,379,192	1,679,771	1,552,392
						55,304,598

Real Estate 3.4%
Global Real Estate 3.4%
Schwab Global Real Estate Fund	17,761,496	592,623	(2,463,127)	(563,649)	(460,793)	14,866,550	2,727,807	592,623

Fixed Income 29.3%
Inflation-Protected Bond 4.2%
Schwab Treasury Inflation Protected Securities Index Fund	17,537,680	5,432,965	(3,095,000)	(650,283)	(562,879)	18,662,483	1,902,394	978,411
Intermediate-Term Bond 19.1%
Schwab U.S. Aggregate Bond Index Fund	85,748,757	12,728,124	(10,640,000)	(2,045,926)	(700,804)	85,090,151	10,178,248	2,899,629
Short-Term Bond 6.0%
Schwab Short-Term Bond Index Fund	32,760,535	1,850,321	(7,745,000)	(622,067)	649,576	26,893,365	2,888,654	869,435
						130,645,999

Money Market Funds 3.0%
Schwab Variable Share Price Money Fund, Ultra Shares, 5.39% (b)	12,758,249	615,567	—	—	3,859	13,377,675	13,373,663	630,967
Total Affiliated Underlying Funds (Cost $302,980,488)	$369,981,090	$34,561,328	($81,617,469 )	$2,350,229	$6,260,052	$331,535,230		$14,367,550

See financial notes
64
Schwab Target Funds | Annual Report

Schwab Target 2025 Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 25.3% OF NET ASSETS

U.S. Stocks 7.8%
Large-Cap 7.2%
ClearBridge Large Cap Growth Fund, Class IS *						$15,475,662	269,470
Dodge & Cox Stock Fund, Class I						16,405,289	75,109
						31,880,951
Small-Cap 0.6%
ClearBridge Small Cap Growth Fund, Class IS *						2,808,257	84,155
						34,689,208

International Stocks 0.3%
Emerging Markets 0.3%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						1,302,974	172,351

Fixed Income 17.2%
Intermediate-Term Bond 14.0%
Baird Aggregate Bond Fund, Institutional Class						38,179,972	4,186,400
Loomis Sayles Investment Grade Bond Fund, Class Y						7,857,566	855,944
Western Asset Core Plus Bond Fund, Class I						16,653,562	1,936,461
						62,691,100
International Bond 3.2%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						14,191,600	1,517,818
						76,882,700
Total Unaffiliated Underlying Funds (Cost $121,093,093)						$112,874,882
Total Investments in Securities (Cost $424,073,581)						$444,410,112

*	Non-income producing security.
(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

(b)	The rate shown is the annualized 7-day yield.
At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
Schwab Target Funds | Annual Report
65

Schwab Target 2025 Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $302,980,488)		$331,535,230
Investments in securities, at value - unaffiliated (cost $121,093,093)		112,874,882
Cash		1,134,333
Receivables:
Investments sold		614,124
Dividends		483,950
Fund shares sold		63,638
Due from investment adviser		6,215
Prepaid expenses	+	6,313
Total assets		446,718,685

Liabilities
Payables:
Investments bought		844,119
Fund shares redeemed		117,813
Accrued expenses	+	42,590
Total liabilities		1,004,522
Net assets		$445,714,163

Net Assets by Source
Capital received from investors		$412,060,244
Total distributable earnings	+	33,653,919
Net assets		$445,714,163

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$445,714,163		33,256,889		$13.40

See financial notes
66
Schwab Target Funds | Annual Report

Schwab Target 2025 Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$9,098,273
Dividends received from securities - unaffiliated		3,297,637
Interest received from securities - unaffiliated	+	55,896
Total investment income		12,451,806

Expenses
Registration fees		26,483
Professional fees		23,843
Portfolio accounting fees		22,769
Shareholder reports		16,922
Independent trustees’ fees		7,121
Transfer agent fees		6,582
Custodian fees		536
Other expenses	+	5,808
Total expenses		110,064
Expense reduction	–	110,064
Net expenses	–	—
Net investment income		12,451,806

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		5,269,277
Realized capital gain distributions received from underlying funds - unaffiliated		2,686,578
Net realized gains on sales of securities - affiliated		2,350,229
Net realized losses on sales of securities - unaffiliated	+	(605,610)
Net realized gains		9,700,474
Net change in unrealized appreciation (depreciation) on securities - affiliated		6,260,052
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	293,930
Net change in unrealized appreciation (depreciation)	+	6,553,982
Net realized and unrealized gains		16,254,456
Increase in net assets resulting from operations		$28,706,262
See financial notes
Schwab Target Funds | Annual Report
67

Schwab Target 2025 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$12,451,806	$10,555,630
Net realized gains		9,700,474	21,076,429
Net change in unrealized appreciation (depreciation)	+	6,553,982	(142,690,861)
Increase (decrease) in net assets resulting from operations		$28,706,262	($111,058,802 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($27,021,252 )	($40,238,108 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,826,540	$25,160,840	3,386,870	$52,261,525
Shares reinvested		1,957,997	25,630,179	2,343,986	38,464,811
Shares redeemed	+	(7,373,494)	(101,613,524)	(7,174,723)	(106,813,544)
Net transactions in fund shares		(3,588,957)	($50,822,505 )	(1,443,867)	($16,087,208 )

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		36,845,846	$494,851,658	38,289,713	$662,235,776
Total decrease	+	(3,588,957)	(49,137,495)	(1,443,867)	(167,384,118)
End of period		33,256,889	$445,714,163	36,845,846	$494,851,658
See financial notes
68
Schwab Target Funds | Annual Report

Schwab Target 2030 Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$14.39	$18.88	$15.67	$15.79	$15.24
Income (loss) from investment operations:
Net investment income (loss)[1]	0.33	0.27	0.22	0.33	0.30
Net realized and unrealized gains (losses)	0.58	(3.53)	3.54	0.57	1.21
Total from investment operations	0.91	(3.26)	3.76	0.90	1.51
Less distributions:
Distributions from net investment income	(0.29)	(0.45)	(0.27)	(0.37)	(0.37)
Distributions from net realized gains	(0.65)	(0.78)	(0.28)	(0.65)	(0.59)
Total distributions	(0.94)	(1.23)	(0.55)	(1.02)	(0.96)
Net asset value at end of period	$14.36	$14.39	$18.88	$15.67	$15.79
Total return	6.52%	(18.51%)	24.38%	5.81%	10.94%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%[3]	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.01%	0.02%[3]	0.01%	0.02%	0.02%
Net investment income (loss)	2.26%	1.65%	1.21%	2.15%	2.00%
Portfolio turnover rate	9%	16%	14%	13%	17%
Net assets, end of period (x 1,000)	$884,929	$901,007	$1,166,390	$965,288	$998,681

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Target Funds | Annual Report
69

Schwab Target 2030 Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 73.1% OF NET ASSETS

U.S. Stocks 32.6%
Large-Cap 28.5%
Schwab Core Equity Fund	$32,445,258	$4,646,875	($5,116,033 )	$334,582	($1,713,374 )	$30,597,308	1,658,391	$4,646,875
Schwab Fundamental US Large Company Index Fund	21,830,992	451,043	—	—	525,986	22,808,021	1,051,545	451,043
Schwab S&P 500 Index Fund	171,179,899	2,796,433	(25,380,933)	8,191,605	6,668,778	163,455,782	2,513,544	2,796,433
Schwab Select Large Cap Growth Fund *	29,002,992	4,539,521	(1,453,392)	(461,050)	3,895,927	35,523,998	1,655,359	3,391,334
						252,385,109
Mid-Cap 1.3%
Schwab U.S. Mid-Cap Index Fund *	11,694,004	183,057	—	—	(303,417)	11,573,644	229,090	183,057
Small-Cap 2.8%
Schwab Small-Cap Equity Fund	26,985,882	2,424,455	(1,400,000)	84,872	(3,372,751)	24,722,458	1,489,305	2,424,455
						288,681,211

International Stocks 15.9%
Developed Markets 15.9%
Schwab Fundamental International Large Company Index Fund	—	7,871,887	—	—	(199,997)	7,671,890	799,989	—
Schwab International Core Equity Fund	65,372,837	2,259,746	(18,447,671)	(812,114)	9,600,692	57,973,490	5,891,615	2,259,746
Schwab International Opportunities Fund	93,059,884	3,544,258	(27,701,562)	(5,797,382)	11,865,185	74,970,383	4,286,471	3,544,258
						140,615,763

Real Estate 4.1%
Global Real Estate 4.1%
Schwab Global Real Estate Fund	39,349,502	1,381,504	(2,009,844)	(394,683)	(2,392,417)	35,934,062	6,593,406	1,381,504

Fixed Income 18.5%
Inflation-Protected Bond 1.4%
Schwab Treasury Inflation Protected Securities Index Fund	10,878,574	3,864,708	(1,280,000)	(272,702)	(534,779)	12,655,801	1,290,092	623,982
Intermediate-Term Bond 13.0%
Schwab U.S. Aggregate Bond Index Fund	105,717,569	19,552,264	(5,670,000)	(1,347,670)	(2,801,173)	115,450,990	13,809,927	3,776,620
Short-Term Bond 4.1%
Schwab Short-Term Bond Index Fund	40,460,152	2,378,386	(6,910,000)	(635,343)	636,050	35,929,245	3,859,210	1,128,285
						164,036,036

Money Market Funds 2.0%
Schwab Variable Share Price Money Fund, Ultra Shares, 5.39% (b)	14,781,105	3,270,316	—	—	4,726	18,056,147	18,050,732	794,191
Total Affiliated Underlying Funds (Cost $544,140,130)	$662,758,650	$59,164,453	($95,369,435 )	($1,109,885 )	$21,879,436	$647,323,219		$27,401,783

See financial notes
70
Schwab Target Funds | Annual Report

Schwab Target 2030 Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 26.4% OF NET ASSETS

U.S. Stocks 9.5%
Large-Cap 8.7%
ClearBridge Large Cap Growth Fund, Class IS *						$35,023,015	609,838
Dodge & Cox Stock Fund, Class I						41,361,075	189,365
						76,384,090
Small-Cap 0.8%
ClearBridge Small Cap Growth Fund, Class IS *						7,341,922	220,016
						83,726,012

International Stocks 1.1%
Emerging Markets 1.1%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						9,997,567	1,322,430

Fixed Income 15.8%
Intermediate-Term Bond 11.7%
Baird Aggregate Bond Fund, Institutional Class						45,890,132	5,031,813
Loomis Sayles Investment Grade Bond Fund, Class Y						23,010,854	2,506,629
Western Asset Core Plus Bond Fund, Class I						34,940,703	4,062,872
						103,841,689
International Bond 4.1%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						35,943,572	3,844,232
						139,785,261
Total Unaffiliated Underlying Funds (Cost $247,911,629)						$233,508,840
Total Investments in Securities (Cost $792,051,759)						$880,832,059

*	Non-income producing security.
(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

(b)	The rate shown is the annualized 7-day yield.
At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
Schwab Target Funds | Annual Report
71

Schwab Target 2030 Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $544,140,130)		$647,323,219
Investments in securities, at value - unaffiliated (cost $247,911,629)		233,508,840
Cash		2,779,704
Receivables:
Investments sold		980,000
Dividends		751,155
Fund shares sold		489,046
Due from investment adviser		6,544
Prepaid expenses	+	15,478
Total assets		885,853,986

Liabilities
Payables:
Investments bought		691,508
Fund shares redeemed		181,752
Accrued expenses	+	52,072
Total liabilities		925,332
Net assets		$884,928,654

Net Assets by Source
Capital received from investors		$775,994,229
Total distributable earnings	+	108,934,425
Net assets		$884,928,654

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$884,928,654		61,618,850		$14.36

See financial notes
72
Schwab Target Funds | Annual Report

Schwab Target 2030 Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$14,850,791
Dividends received from securities - unaffiliated		6,247,000
Interest received from securities - unaffiliated	+	129,568
Total investment income		21,227,359

Expenses
Shareholder reports		31,526
Registration fees		30,947
Portfolio accounting fees		25,547
Professional fees		24,782
Independent trustees’ fees		8,185
Transfer agent fees		2,944
Custodian fees		541
Other expenses	+	9,500
Total expenses		133,972
Expense reduction	–	133,972
Net expenses	–	—
Net investment income		21,227,359

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		12,550,992
Realized capital gain distributions received from underlying funds - unaffiliated		5,697,363
Net realized losses on sales of securities - affiliated		(1,109,885)
Net realized losses on sales of securities - unaffiliated	+	(1,573,970)
Net realized gains		15,564,500
Net change in unrealized appreciation (depreciation) on securities - affiliated		21,879,436
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	1,449,716
Net change in unrealized appreciation (depreciation)	+	23,329,152
Net realized and unrealized gains		38,893,652
Increase in net assets resulting from operations		$60,121,011
See financial notes
Schwab Target Funds | Annual Report
73

Schwab Target 2030 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$21,227,359	$17,018,159
Net realized gains		15,564,500	51,804,274
Net change in unrealized appreciation (depreciation)	+	23,329,152	(280,356,993)
Increase (decrease) in net assets resulting from operations		$60,121,011	($211,534,560 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($57,998,012 )	($76,077,422 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,870,873	$57,220,365	4,812,363	$80,128,583
Shares reinvested		3,996,448	55,590,589	4,101,491	73,252,632
Shares redeemed	+	(8,851,702)	(131,012,136)	(8,083,930)	(131,152,076)
Net transactions in fund shares		(984,381)	($18,201,182 )	829,924	$22,229,139

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		62,603,231	$901,006,837	61,773,307	$1,166,389,680
Total increase (decrease)	+	(984,381)	(16,078,183)	829,924	(265,382,843)
End of period		61,618,850	$884,928,654	62,603,231	$901,006,837
See financial notes
74
Schwab Target Funds | Annual Report

Schwab Target 2035 Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$14.51	$19.05	$15.34	$15.46	$14.94
Income (loss) from investment operations:
Net investment income (loss)[1]	0.31	0.25	0.20	0.31	0.28
Net realized and unrealized gains (losses)	0.70	(3.73)	3.99	0.53	1.19
Total from investment operations	1.01	(3.48)	4.19	0.84	1.47
Less distributions:
Distributions from net investment income	(0.27)	(0.48)	(0.24)	(0.34)	(0.36)
Distributions from net realized gains	(0.76)	(0.58)	(0.24)	(0.62)	(0.59)
Total distributions	(1.03)	(1.06)	(0.48)	(0.96)	(0.95)
Net asset value at end of period	$14.49	$14.51	$19.05	$15.34	$15.46
Total return	7.22%	(19.41%)	27.76%	5.51%	10.90%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%[3]	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.02%	0.03%[3]	0.02%	0.03%	0.03%
Net investment income (loss)	2.06%	1.55%	1.11%	2.06%	1.87%
Portfolio turnover rate	10%	13%	14%	12%	15%
Net assets, end of period (x 1,000)	$498,614	$482,594	$612,195	$476,911	$483,191

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Target Funds | Annual Report
75

Schwab Target 2035 Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 73.7% OF NET ASSETS

U.S. Stocks 36.7%
Large-Cap 31.8%
Schwab Core Equity Fund	$19,218,390	$2,752,496	($1,917,980 )	($17,079 )	($821,570 )	$19,214,257	1,041,423	$2,752,496
Schwab Fundamental US Large Company Index Fund	20,875,291	431,298	(550,567)	3,625	525,678	21,285,325	981,343	431,298
Schwab S&P 500 Index Fund	94,686,248	1,546,815	(9,338,250)	1,340,314	6,974,134	95,209,261	1,464,082	1,546,815
Schwab Select Large Cap Growth Fund *	19,285,660	3,627,112	(2,275,964)	(767,005)	3,174,751	23,044,554	1,073,838	2,255,082
						158,753,397
Mid-Cap 1.6%
Schwab U.S. Mid-Cap Index Fund *	7,498,973	547,388	—	—	(216,079)	7,830,282	154,994	117,388
Small-Cap 3.3%
Schwab Small-Cap Equity Fund	19,558,178	1,670,444	(2,269,288)	(131,111)	(2,125,136)	16,703,087	1,006,210	1,670,444
						183,286,766

International Stocks 18.8%
Developed Markets 18.8%
Schwab Fundamental International Large Company Index Fund	—	5,013,344	—	—	(127,371)	4,885,973	509,486	—
Schwab International Core Equity Fund	39,543,453	1,426,849	(7,796,151)	(1,136,956)	6,393,887	38,431,082	3,905,598	1,426,849
Schwab International Opportunities Fund	55,559,513	3,541,199	(12,080,993)	(3,047,930)	6,255,828	50,227,617	2,871,791	2,134,222
						93,544,672

Real Estate 4.7%
Global Real Estate 4.7%
Schwab Global Real Estate Fund	23,285,865	2,184,008	—	—	(1,946,165)	23,523,708	4,316,277	857,700

Fixed Income 12.0%
Intermediate-Term Bond 9.1%
Schwab U.S. Aggregate Bond Index Fund	41,403,828	7,159,419	(1,575,617)	(391,547)	(1,231,461)	45,364,622	5,426,390	1,487,358
Short-Term Bond 2.9%
Schwab Short-Term Bond Index Fund	15,749,824	1,126,592	(2,532,793)	(242,871)	251,118	14,351,870	1,541,554	426,752
						59,716,492

Money Market Funds 1.5%
Schwab Variable Share Price Money Fund, Ultra Shares, 5.39% (b)	6,066,373	1,298,012	—	—	1,935	7,366,320	7,364,111	307,707
Total Affiliated Underlying Funds (Cost $324,554,538)	$362,731,596	$32,324,976	($40,337,603 )	($4,390,560 )	$17,109,549	$367,437,958		$15,414,111

See financial notes
76
Schwab Target Funds | Annual Report

Schwab Target 2035 Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 26.0% OF NET ASSETS

U.S. Stocks 10.6%
Large-Cap 9.6%
ClearBridge Large Cap Growth Fund, Class IS *						$23,085,845	401,982
Dodge & Cox Stock Fund, Class I						24,772,543	113,417
						47,858,388
Small-Cap 1.0%
ClearBridge Small Cap Growth Fund, Class IS *						5,139,840	154,026
						52,998,228

International Stocks 2.0%
Emerging Markets 2.0%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						9,736,555	1,287,904

Fixed Income 13.4%
Intermediate-Term Bond 9.6%
Baird Aggregate Bond Fund, Institutional Class						16,657,541	1,826,485
Loomis Sayles Investment Grade Bond Fund, Class Y						14,272,864	1,554,778
Western Asset Core Plus Bond Fund, Class I						16,697,516	1,941,572
						47,627,921
International Bond 3.8%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						19,181,122	2,051,457
						66,809,043
Total Unaffiliated Underlying Funds (Cost $137,669,286)						$129,543,826
Total Investments in Securities (Cost $462,223,824)						$496,981,784

*	Non-income producing security.
(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

(b)	The rate shown is the annualized 7-day yield.
At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
Schwab Target Funds | Annual Report
77

Schwab Target 2035 Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $324,554,538)		$367,437,958
Investments in securities, at value - unaffiliated (cost $137,669,286)		129,543,826
Cash		1,780,899
Receivables:
Investments sold		1,431,600
Dividends		323,993
Fund shares sold		161,621
Due from investment adviser		6,745
Prepaid expenses	+	7,970
Total assets		500,694,612

Liabilities
Payables:
Investments bought		1,753,127
Fund shares redeemed		282,950
Accrued expenses	+	44,073
Total liabilities		2,080,150
Net assets		$498,614,462

Net Assets by Source
Capital received from investors		$455,130,849
Total distributable earnings	+	43,483,613
Net assets		$498,614,462

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$498,614,462		34,403,602		$14.49

See financial notes
78
Schwab Target Funds | Annual Report

Schwab Target 2035 Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$7,529,474
Dividends received from securities - unaffiliated		3,065,837
Interest received from securities - unaffiliated	+	72,869
Total investment income		10,668,180

Expenses
Registration fees		28,589
Professional fees		23,900
Portfolio accounting fees		22,966
Shareholder reports		19,374
Transfer agent fees		7,875
Independent trustees’ fees		7,165
Custodian fees		496
Other expenses	+	5,813
Total expenses		116,178
Expense reduction	–	116,178
Net expenses	–	—
Net investment income		10,668,180

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		7,884,637
Realized capital gain distributions received from underlying funds - unaffiliated		3,279,982
Net realized losses on sales of securities - affiliated		(4,390,560)
Net realized losses on sales of securities - unaffiliated	+	(623,373)
Net realized gains		6,150,686
Net change in unrealized appreciation (depreciation) on securities - affiliated		17,109,549
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	1,057,966
Net change in unrealized appreciation (depreciation)	+	18,167,515
Net realized and unrealized gains		24,318,201
Increase in net assets resulting from operations		$34,986,381
See financial notes
Schwab Target Funds | Annual Report
79

Schwab Target 2035 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$10,668,180	$8,518,164
Net realized gains		6,150,686	32,324,722
Net change in unrealized appreciation (depreciation)	+	18,167,515	(159,288,631)
Increase (decrease) in net assets resulting from operations		$34,986,381	($118,445,745 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($33,982,796 )	($34,334,971 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,295,271	$49,254,475	3,692,487	$62,406,093
Shares reinvested		2,360,849	32,957,455	1,828,575	33,316,650
Shares redeemed	+	(4,502,542)	(67,194,797)	(4,400,937)	(72,542,793)
Net transactions in fund shares		1,153,578	$15,017,133	1,120,125	$23,179,950

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		33,250,024	$482,593,744	32,129,899	$612,194,510
Total increase (decrease)	+	1,153,578	16,020,718	1,120,125	(129,600,766)
End of period		34,403,602	$498,614,462	33,250,024	$482,593,744
See financial notes
80
Schwab Target Funds | Annual Report

Schwab Target 2040 Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$15.33	$20.52	$16.24	$16.61	$16.27
Income (loss) from investment operations:
Net investment income (loss)[1]	0.30	0.26	0.20	0.32	0.28
Net realized and unrealized gains (losses)	0.84	(4.10)	4.68	0.56	1.28
Total from investment operations	1.14	(3.84)	4.88	0.88	1.56
Less distributions:
Distributions from net investment income	(0.27)	(0.54)	(0.24)	(0.35)	(0.39)
Distributions from net realized gains	(0.94)	(0.81)	(0.36)	(0.90)	(0.83)
Total distributions	(1.21)	(1.35)	(0.60)	(1.25)	(1.22)
Net asset value at end of period	$15.26	$15.33	$20.52	$16.24	$16.61
Total return	7.79%	(20.10%)	30.57%	5.31%	10.90%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%[3]	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.01%	0.02%[3]	0.01%	0.02%	0.02%
Net investment income (loss)	1.90%	1.49%	1.05%	2.01%	1.78%
Portfolio turnover rate	9%	10%	14%	10%	15%
Net assets, end of period (x 1,000)	$981,571	$959,722	$1,235,538	$985,325	$1,011,558

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Target Funds | Annual Report
81

Schwab Target 2040 Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 74.4% OF NET ASSETS

U.S. Stocks 39.9%
Large-Cap 34.4%
Schwab Core Equity Fund	$41,499,241	$5,943,604	($2,729,194 )	$220,309	($2,028,129 )	$42,905,831	2,325,519	$5,943,604
Schwab Fundamental US Large Company Index Fund	40,652,024	839,899	—	—	979,451	42,471,374	1,958,109	839,899
Schwab S&P 500 Index Fund	202,140,292	3,302,208	(26,126,050)	3,254,500	14,053,371	196,624,321	3,023,594	3,302,208
Schwab Select Large Cap Growth Fund *	45,175,783	8,280,877	(3,832,216)	(1,246,558)	6,831,086	55,208,972	2,572,645	5,282,426
						337,210,498
Mid-Cap 1.6%
Schwab U.S. Mid-Cap Index Fund *	15,713,224	245,974	—	—	(407,702)	15,551,496	307,828	245,974
Small-Cap 3.9%
Schwab Small-Cap Equity Fund	43,425,211	3,901,391	(3,461,958)	157,185	(5,367,390)	38,654,439	2,328,581	3,901,391
						391,416,433

International Stocks 20.7%
Developed Markets 20.7%
Schwab Fundamental International Large Company Index Fund	—	11,061,506	—	—	(281,034)	10,780,472	1,124,137	—
Schwab International Core Equity Fund	83,038,692	2,999,273	(12,620,128)	(1,367,800)	12,304,386	84,354,423	8,572,604	2,999,273
Schwab International Opportunities Fund	121,426,506	4,613,596	(25,044,499)	(5,978,652)	12,864,719	107,881,670	6,168,192	4,613,596
						203,016,565

Real Estate 5.0%
Global Real Estate 5.0%
Schwab Global Real Estate Fund	51,215,066	1,865,474	—	—	(4,096,104)	48,984,436	8,987,970	1,865,474

Fixed Income 7.9%
Intermediate-Term Bond 6.0%
Schwab U.S. Aggregate Bond Index Fund	58,426,328	4,175,354	(1,600,001)	(419,622)	(1,454,361)	59,127,698	7,072,691	1,968,184
Short-Term Bond 1.9%
Schwab Short-Term Bond Index Fund	21,059,178	1,374,037	(3,470,001)	(300,904)	337,229	18,999,539	2,040,767	572,548
						78,127,237

Money Market Funds 0.9%
Schwab Variable Share Price Money Fund, Ultra Shares, 5.39% (b)	4,918,529	3,589,945	—	—	1,821	8,510,295	8,507,743	303,793
Total Affiliated Underlying Funds (Cost $592,627,024)	$728,690,074	$52,193,138	($78,884,047 )	($5,681,542 )	$33,737,343	$730,054,966		$31,838,370

See financial notes
82
Schwab Target Funds | Annual Report

Schwab Target 2040 Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 25.1% OF NET ASSETS

U.S. Stocks 12.2%
Large-Cap 10.9%
ClearBridge Large Cap Growth Fund, Class IS *						$50,062,107	871,707
Dodge & Cox Stock Fund, Class I						57,197,968	261,871
						107,260,075
Small-Cap 1.3%
ClearBridge Small Cap Growth Fund, Class IS *						12,492,575	374,365
						119,752,650

International Stocks 2.8%
Emerging Markets 2.8%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						27,802,583	3,677,590

Fixed Income 10.1%
Intermediate-Term Bond 7.3%
Baird Aggregate Bond Fund, Institutional Class						23,384,365	2,564,075
Loomis Sayles Investment Grade Bond Fund, Class Y						28,428,809	3,096,820
Western Asset Core Plus Bond Fund, Class I						20,168,567	2,345,182
						71,981,741
International Bond 2.8%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						27,149,781	2,903,720
						99,131,522
Total Unaffiliated Underlying Funds (Cost $257,945,754)						$246,686,755
Total Investments in Securities (Cost $850,572,778)						$976,741,721

*	Non-income producing security.
(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

(b)	The rate shown is the annualized 7-day yield.
At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
Schwab Target Funds | Annual Report
83

Schwab Target 2040 Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $592,627,024)		$730,054,966
Investments in securities, at value - unaffiliated (cost $257,945,754)		246,686,755
Cash		2,708,519
Receivables:
Investments sold		2,170,000
Dividends		420,207
Fund shares sold		157,749
Due from investment adviser		6,531
Prepaid expenses	+	19,667
Total assets		982,224,394

Liabilities
Payables:
Investments bought		391,182
Fund shares redeemed		201,063
Accrued expenses	+	61,398
Total liabilities		653,643
Net assets		$981,570,751

Net Assets by Source
Capital received from investors		$837,994,609
Total distributable earnings	+	143,576,142
Net assets		$981,570,751

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$981,570,751		64,343,459		$15.26

See financial notes
84
Schwab Target Funds | Annual Report

Schwab Target 2040 Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$14,106,341
Dividends received from securities - unaffiliated		5,207,577
Interest received from securities - unaffiliated	+	152,156
Total investment income		19,466,074

Expenses
Shareholder reports		43,870
Registration fees		30,126
Portfolio accounting fees		26,029
Professional fees		24,942
Independent trustees’ fees		8,376
Transfer agent fees		3,670
Custodian fees		519
Other expenses	+	10,023
Total expenses		147,555
Expense reduction	–	147,555
Net expenses	–	—
Net investment income		19,466,074

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		17,732,029
Realized capital gain distributions received from underlying funds - unaffiliated		6,893,395
Net realized losses on sales of securities - affiliated		(5,681,542)
Net realized losses on sales of securities - unaffiliated	+	(1,453,437)
Net realized gains		17,490,445
Net change in unrealized appreciation (depreciation) on securities - affiliated		33,737,343
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	4,433,072
Net change in unrealized appreciation (depreciation)	+	38,170,415
Net realized and unrealized gains		55,660,860
Increase in net assets resulting from operations		$75,126,934
See financial notes
Schwab Target Funds | Annual Report
85

Schwab Target 2040 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$19,466,074	$16,325,754
Net realized gains		17,490,445	74,680,862
Net change in unrealized appreciation (depreciation)	+	38,170,415	(337,324,995)
Increase (decrease) in net assets resulting from operations		$75,126,934	($246,318,379 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($75,174,911 )	($81,174,869 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,880,454	$61,126,903	4,935,695	$87,389,811
Shares reinvested		5,022,820	73,483,874	4,103,345	79,686,963
Shares redeemed	+	(7,173,346)	(112,713,878)	(6,646,804)	(115,399,889)
Net transactions in fund shares		1,729,928	$21,896,899	2,392,236	$51,676,885

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		62,613,531	$959,721,829	60,221,295	$1,235,538,192
Total increase (decrease)	+	1,729,928	21,848,922	2,392,236	(275,816,363)
End of period		64,343,459	$981,570,751	62,613,531	$959,721,829
See financial notes
86
Schwab Target Funds | Annual Report

Schwab Target 2045 Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$13.54	$17.97	$13.83	$13.88	$13.35
Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.22	0.16	0.25	0.22
Net realized and unrealized gains (losses)	0.83	(3.76)	4.36	0.46	1.09
Total from investment operations	1.07	(3.54)	4.52	0.71	1.31
Less distributions:
Distributions from net investment income	(0.23)	(0.49)	(0.18)	(0.28)	(0.31)
Distributions from net realized gains	(0.79)	(0.40)	(0.20)	(0.48)	(0.47)
Total distributions	(1.02)	(0.89)	(0.38)	(0.76)	(0.78)
Net asset value at end of period	$13.59	$13.54	$17.97	$13.83	$13.88
Total return	8.24%	(20.76%)	33.13%	5.10%	10.91%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%[3]	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.04%	0.05%[3]	0.04%	0.05%	0.08%
Net investment income (loss)	1.73%	1.46%	0.96%	1.87%	1.65%
Portfolio turnover rate	5%	7%	12%	6%	8%
Net assets, end of period (x 1,000)	$234,114	$206,203	$252,294	$177,992	$162,017

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Target Funds | Annual Report
87

Schwab Target 2045 Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 76.9% OF NET ASSETS

U.S. Stocks 43.2%
Large-Cap 36.9%
Schwab Core Equity Fund	$9,148,532	$1,310,271	$—	$—	($396,551 )	$10,062,252	545,380	$1,310,271
Schwab Fundamental US Large Company Index Fund	10,321,556	863,250	—	—	263,961	11,448,767	527,836	213,250
Schwab S&P 500 Index Fund	42,795,978	1,980,780	(500,000)	(199)	3,598,809	47,875,368	736,204	699,125
Schwab Select Large Cap Growth Fund *	13,457,746	2,743,275	(1,056,778)	(321,201)	2,103,034	16,926,076	788,727	1,573,621
						86,312,463
Mid-Cap 1.8%
Schwab U.S. Mid-Cap Index Fund *	3,472,391	926,184	—	—	(152,627)	4,245,948	84,045	54,356
Small-Cap 4.5%
Schwab Small-Cap Equity Fund	11,345,497	2,286,095	(1,713,025)	(303,234)	(992,565)	10,622,768	639,926	986,096
						101,181,179

International Stocks 22.6%
Developed Markets 22.6%
Schwab Fundamental International Large Company Index Fund	—	2,657,377	—	—	(67,515)	2,589,862	270,059	—
Schwab International Core Equity Fund	18,951,106	1,406,900	(1,465,320)	(208,408)	2,718,911	21,403,189	2,175,121	691,900
Schwab International Opportunities Fund	28,764,281	4,224,930	(5,539,893)	(2,191,997)	3,621,361	28,878,682	1,651,154	1,104,930
						52,871,733

Real Estate 5.6%
Global Real Estate 5.6%
Schwab Global Real Estate Fund	11,818,634	2,359,431	—	—	(1,160,744)	13,017,321	2,388,499	467,208

Fixed Income 4.9%
Intermediate-Term Bond 3.7%
Schwab U.S. Aggregate Bond Index Fund	6,926,746	2,464,346	(470,914)	(124,836)	(233,563)	8,561,779	1,024,136	266,478
Short-Term Bond 1.2%
Schwab Short-Term Bond Index Fund	2,687,055	232,672	—	—	(4,673)	2,915,054	313,110	82,956
						11,476,833

Money Market Funds 0.6%
Schwab Variable Share Price Money Fund, Ultra Shares, 5.39% (b)	428,943	1,026,013	—	—	230	1,455,186	1,454,750	28,904
Total Affiliated Underlying Funds (Cost $173,361,899)	$160,118,465	$24,481,524	($10,745,930 )	($3,149,875 )	$9,298,068	$180,002,252		$7,479,095

See financial notes
88
Schwab Target Funds | Annual Report

Schwab Target 2045 Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 22.8% OF NET ASSETS

U.S. Stocks 11.8%
Large-Cap 10.4%
ClearBridge Large Cap Growth Fund, Class IS *						$10,193,961	177,502
Dodge & Cox Stock Fund, Class I						14,261,985	65,296
						24,455,946
Small-Cap 1.4%
ClearBridge Small Cap Growth Fund, Class IS *						3,259,929	97,690
						27,715,875

International Stocks 3.8%
Emerging Markets 3.8%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						8,857,998	1,171,693

Fixed Income 7.2%
Intermediate-Term Bond 5.3%
Baird Aggregate Bond Fund, Institutional Class						3,449,147	378,196
Loomis Sayles Investment Grade Bond Fund, Class Y						5,919,099	644,782
Western Asset Core Plus Bond Fund, Class I						3,070,038	356,981
						12,438,284
International Bond 1.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						4,432,583	474,073
						16,870,867
Total Unaffiliated Underlying Funds (Cost $56,029,462)						$53,444,740
Total Investments in Securities (Cost $229,391,361)						$233,446,992

*	Non-income producing security.
(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

(b)	The rate shown is the annualized 7-day yield.
At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
Schwab Target Funds | Annual Report
89

Schwab Target 2045 Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $173,361,899)		$180,002,252
Investments in securities, at value - unaffiliated (cost $56,029,462)		53,444,740
Cash		538,098
Receivables:
Investments sold		200,913
Fund shares sold		64,582
Dividends		63,417
Due from investment adviser		6,968
Prepaid expenses	+	5,024
Total assets		234,325,994

Liabilities
Payables:
Fund shares redeemed		112,732
Investments bought		58,661
Accrued expenses	+	40,744
Total liabilities		212,137
Net assets		$234,113,857

Net Assets by Source
Capital received from investors		$226,727,520
Total distributable earnings	+	7,386,337
Net assets		$234,113,857

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$234,113,857		17,226,710		$13.59

See financial notes
90
Schwab Target Funds | Annual Report

Schwab Target 2045 Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$2,975,422
Dividends received from securities - unaffiliated		996,501
Interest received from securities - unaffiliated	+	42,204
Total investment income		4,014,127

Expenses
Registration fees		24,328
Professional fees		23,309
Portfolio accounting fees		20,560
Shareholder reports		12,999
Independent trustees’ fees		6,482
Transfer agent fees		4,032
Custodian fees		522
Other expenses	+	3,356
Total expenses		95,588
Expense reduction	–	95,588
Net expenses	–	—
Net investment income		4,014,127

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		4,503,673
Realized capital gain distributions received from underlying funds - unaffiliated		1,340,536
Net realized losses on sales of securities - affiliated		(3,149,875)
Net realized losses on sales of securities - unaffiliated	+	(265,855)
Net realized gains		2,428,479
Net change in unrealized appreciation (depreciation) on securities - affiliated		9,298,068
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	972,174
Net change in unrealized appreciation (depreciation)	+	10,270,242
Net realized and unrealized gains		12,698,721
Increase in net assets resulting from operations		$16,712,848
See financial notes
Schwab Target Funds | Annual Report
91

Schwab Target 2045 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$4,014,127	$3,353,338
Net realized gains		2,428,479	15,807,328
Net change in unrealized appreciation (depreciation)	+	10,270,242	(72,602,137)
Increase (decrease) in net assets resulting from operations		$16,712,848	($53,441,471 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($15,583,985 )	($12,672,803 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,884,713	$40,305,680	2,459,577	$38,547,342
Shares reinvested		1,176,879	15,287,654	714,175	12,369,502
Shares redeemed	+	(2,066,030)	(28,811,539)	(1,981,375)	(30,893,311)
Net transactions in fund shares		1,995,562	$26,781,795	1,192,377	$20,023,533

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		15,231,148	$206,203,199	14,038,771	$252,293,940
Total increase (decrease)	+	1,995,562	27,910,658	1,192,377	(46,090,741)
End of period		17,226,710	$234,113,857	15,231,148	$206,203,199
See financial notes
92
Schwab Target Funds | Annual Report

Schwab Target 2050 Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$13.74	$18.48	$14.03	$14.03	$13.49
Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.22	0.16	0.25	0.21
Net realized and unrealized gains (losses)	0.89	(3.90)	4.66	0.45	1.11
Total from investment operations	1.13	(3.68)	4.82	0.70	1.32
Less distributions:
Distributions from net investment income	(0.23)	(0.53)	(0.17)	(0.27)	(0.31)
Distributions from net realized gains	(0.85)	(0.53)	(0.20)	(0.43)	(0.47)
Total distributions	(1.08)	(1.06)	(0.37)	(0.70)	(0.78)
Net asset value at end of period	$13.79	$13.74	$18.48	$14.03	$14.03
Total return	8.62%	(21.22%)	34.83%	4.96%	10.87%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%[3]	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.04%	0.05%[3]	0.04%	0.06%	0.08%
Net investment income (loss)	1.66%	1.44%	0.93%	1.83%	1.54%
Portfolio turnover rate	5%	6%	19%	5%	7%
Net assets, end of period (x 1,000)	$235,323	$203,896	$245,059	$181,391	$161,003

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Target Funds | Annual Report
93

Schwab Target 2050 Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 78.5% OF NET ASSETS

U.S. Stocks 45.3%
Large-Cap 38.3%
Schwab Core Equity Fund	$9,356,146	$1,806,569	$—	$—	($390,946 )	$10,771,769	583,836	$1,340,006
Schwab Fundamental US Large Company Index Fund	10,937,885	1,485,985	—	—	224,543	12,648,413	583,145	225,984
Schwab S&P 500 Index Fund	41,211,669	1,773,243	(600,000)	(19,751)	3,599,031	45,964,192	706,815	673,243
Schwab Select Large Cap Growth Fund *	15,306,770	3,558,708	(350,000)	(188,577)	2,317,662	20,644,563	962,002	1,789,828
						90,028,937
Mid-Cap 1.9%
Schwab U.S. Mid-Cap Index Fund *	3,531,016	1,145,695	—	—	(165,736)	4,510,975	89,291	55,274
Small-Cap 5.1%
Schwab Small-Cap Equity Fund	11,977,527	2,224,751	(695,601)	(142,729)	(1,325,160)	12,038,788	725,228	1,054,752
						106,578,700

International Stocks 23.9%
Developed Markets 23.9%
Schwab Fundamental International Large Company Index Fund	—	2,783,156	—	—	(70,710)	2,712,446	282,841	—
Schwab International Core Equity Fund	20,423,982	1,815,676	(2,213,632)	(391,847)	3,030,408	22,664,587	2,303,312	745,675
Schwab International Opportunities Fund	29,636,568	5,293,437	(5,145,171)	(2,260,358)	3,445,996	30,970,472	1,770,753	1,138,437
						56,347,505

Real Estate 5.9%
Global Real Estate 5.9%
Schwab Global Real Estate Fund	12,421,900	2,758,883	—	—	(1,230,251)	13,950,532	2,559,731	494,498

Fixed Income 3.1%
Intermediate-Term Bond 2.3%
Schwab U.S. Aggregate Bond Index Fund	5,588,502	357,219	(350,000)	(79,234)	(88,268)	5,428,219	649,309	177,759
Short-Term Bond 0.8%
Schwab Short-Term Bond Index Fund	1,651,101	460,646	(260,000)	(12,694)	8,902	1,847,955	198,491	50,828
						7,276,174

Money Market Funds 0.3%
Schwab Variable Share Price Money Fund, Ultra Shares, 5.39% (b)	28,287	604,556	—	—	69	632,912	632,722	6,013
Total Affiliated Underlying Funds (Cost $179,096,121)	$162,071,353	$26,068,524	($9,614,404 )	($3,095,190 )	$9,355,540	$184,785,823		$7,752,297

See financial notes
94
Schwab Target Funds | Annual Report

Schwab Target 2050 Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 21.1% OF NET ASSETS

U.S. Stocks 11.5%
Large-Cap 10.0%
ClearBridge Large Cap Growth Fund, Class IS *						$9,287,092	161,712
Dodge & Cox Stock Fund, Class I						14,304,437	65,491
						23,591,529
Small-Cap 1.5%
ClearBridge Small Cap Growth Fund, Class IS *						3,585,849	107,457
						27,177,378

International Stocks 4.5%
Emerging Markets 4.5%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						10,571,180	1,398,304

Fixed Income 5.1%
Intermediate-Term Bond 3.8%
Baird Aggregate Bond Fund, Institutional Class						2,253,868	247,135
Loomis Sayles Investment Grade Bond Fund, Class Y						4,614,340	502,651
Western Asset Core Plus Bond Fund, Class I						1,994,997	231,976
						8,863,205
International Bond 1.3%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						3,081,037	329,523
						11,944,242
Total Unaffiliated Underlying Funds (Cost $51,559,191)						$49,692,800
Total Investments in Securities (Cost $230,655,312)						$234,478,623

*	Non-income producing security.
(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

(b)	The rate shown is the annualized 7-day yield.
At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
Schwab Target Funds | Annual Report
95

Schwab Target 2050 Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $179,096,121)		$184,785,823
Investments in securities, at value - unaffiliated (cost $51,559,191)		49,692,800
Cash		1,192,425
Receivables:
Fund shares sold		98,497
Dividends		40,043
Due from investment adviser		7,190
Prepaid expenses	+	5,101
Total assets		235,821,879

Liabilities
Payables:
Investments bought		317,720
Fund shares redeemed		139,299
Accrued expenses	+	42,250
Total liabilities		499,269
Net assets		$235,322,610

Net Assets by Source
Capital received from investors		$228,543,634
Total distributable earnings	+	6,778,976
Net assets		$235,322,610

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$235,322,610		17,064,637		$13.79

See financial notes
96
Schwab Target Funds | Annual Report

Schwab Target 2050 Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$2,914,418
Dividends received from securities - unaffiliated		885,675
Interest received from securities - unaffiliated	+	37,106
Total investment income		3,837,199

Expenses
Registration fees		24,228
Professional fees		23,304
Portfolio accounting fees		20,564
Shareholder reports		15,707
Independent trustees’ fees		6,480
Transfer agent fees		4,377
Custodian fees		523
Other expenses	+	3,338
Total expenses		98,521
Expense reduction	–	98,521
Net expenses	–	—
Net investment income		3,837,199

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		4,837,879
Realized capital gain distributions received from underlying funds - unaffiliated		1,229,267
Net realized losses on sales of securities - affiliated		(3,095,190)
Net realized losses on sales of securities - unaffiliated	+	(508,586)
Net realized gains		2,463,370
Net change in unrealized appreciation (depreciation) on securities - affiliated		9,355,540
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	1,473,060
Net change in unrealized appreciation (depreciation)	+	10,828,600
Net realized and unrealized gains		13,291,970
Increase in net assets resulting from operations		$17,129,169
See financial notes
Schwab Target Funds | Annual Report
97

Schwab Target 2050 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$3,837,199	$3,237,311
Net realized gains		2,463,370	16,579,302
Net change in unrealized appreciation (depreciation)	+	10,828,600	(73,652,999)
Increase (decrease) in net assets resulting from operations		$17,129,169	($53,836,386 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($16,148,300 )	($14,164,921 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,268,068	$46,529,735	2,707,954	$42,898,468
Shares reinvested		1,194,885	15,724,675	779,861	13,787,936
Shares redeemed	+	(2,239,251)	(31,808,554)	(1,908,268)	(29,847,949)
Net transactions in fund shares		2,223,702	$30,445,856	1,579,547	$26,838,455

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,840,935	$203,895,885	13,261,388	$245,058,737
Total increase (decrease)	+	2,223,702	31,426,725	1,579,547	(41,162,852)
End of period		17,064,637	$235,322,610	14,840,935	$203,895,885
See financial notes
98
Schwab Target Funds | Annual Report

Schwab Target 2055 Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$13.97	$18.74	$14.11	$14.15	$13.60
Income (loss) from investment operations:
Net investment income (loss)[1]	0.23	0.23	0.15	0.24	0.21
Net realized and unrealized gains (losses)	0.92	(4.05)	4.83	0.45	1.10
Total from investment operations	1.15	(3.82)	4.98	0.69	1.31
Less distributions:
Distributions from net investment income	(0.23)	(0.54)	(0.16)	(0.27)	(0.31)
Distributions from net realized gains	(0.89)	(0.41)	(0.19)	(0.46)	(0.45)
Total distributions	(1.12)	(0.95)	(0.35)	(0.73)	(0.76)
Net asset value at end of period	$14.00	$13.97	$18.74	$14.11	$14.15
Total return	8.62%	(21.54%)	35.79%	4.86%	10.73%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%[3]	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.05%	0.07%[3]	0.06%	0.09%	0.13%
Net investment income (loss)	1.59%	1.43%	0.88%	1.78%	1.53%
Portfolio turnover rate	4%	4%	11%	6%	6%
Net assets, end of period (x 1,000)	$161,654	$135,741	$158,223	$107,401	$93,743

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Target Funds | Annual Report
99

Schwab Target 2055 Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 79.7% OF NET ASSETS

U.S. Stocks 46.5%
Large-Cap 39.3%
Schwab Core Equity Fund	$6,240,346	$1,496,436	$—	$—	($238,507 )	$7,498,275	406,411	$893,754
Schwab Fundamental US Large Company Index Fund	7,508,334	1,811,972	—	—	133,867	9,454,173	435,877	161,971
Schwab S&P 500 Index Fund	27,114,769	1,892,953	—	—	2,356,442	31,364,164	482,303	442,953
Schwab Select Large Cap Growth Fund *	11,008,755	2,722,315	—	—	1,530,823	15,261,893	711,179	1,287,259
						63,578,505
Mid-Cap 1.9%
Schwab U.S. Mid-Cap Index Fund *	2,273,781	1,009,196	—	—	(125,213)	3,157,764	62,505	35,594
Small-Cap 5.3%
Schwab Small-Cap Equity Fund	8,219,833	1,834,804	(542,427)	(119,873)	(884,650)	8,507,687	512,511	722,804
						75,243,956

International Stocks 24.6%
Developed Markets 24.6%
Schwab Fundamental International Large Company Index Fund	—	2,049,148	—	—	(53,434)	1,995,714	208,104	—
Schwab International Core Equity Fund	14,069,333	1,528,152	(1,383,489)	(263,184)	2,033,527	15,984,339	1,624,425	508,152
Schwab International Opportunities Fund	20,055,778	4,275,408	(3,317,915)	(1,406,054)	2,135,251	21,742,468	1,243,137	770,408
						39,722,521

Real Estate 6.2%
Global Real Estate 6.2%
Schwab Global Real Estate Fund	8,520,415	2,485,753	—	—	(942,496)	10,063,672	1,846,545	344,821

Fixed Income 2.4%
Intermediate-Term Bond 1.8%
Schwab U.S. Aggregate Bond Index Fund	2,198,825	808,803	—	—	(114,090)	2,893,538	346,117	89,090
Short-Term Bond 0.6%
Schwab Short-Term Bond Index Fund	1,152,808	125,874	(340,000)	(31,257)	28,758	936,183	100,557	25,966
						3,829,721
Total Affiliated Underlying Funds (Cost $127,080,845)	$108,362,977	$22,040,814	($5,583,831 )	($1,820,368 )	$5,860,278	$128,859,870		$5,282,772

See financial notes
100
Schwab Target Funds | Annual Report

Schwab Target 2055 Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 19.8% OF NET ASSETS

U.S. Stocks 11.1%
Large-Cap 9.4%
ClearBridge Large Cap Growth Fund, Class IS *						$5,307,959	92,425
Dodge & Cox Stock Fund, Class I						9,875,371	45,213
						15,183,330
Small-Cap 1.7%
ClearBridge Small Cap Growth Fund, Class IS *						2,787,415	83,531
						17,970,745

International Stocks 5.0%
Emerging Markets 5.0%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						8,087,126	1,069,726

Fixed Income 3.7%
Intermediate-Term Bond 2.6%
Baird Aggregate Bond Fund, Institutional Class						367,297	40,274
Loomis Sayles Investment Grade Bond Fund, Class Y						2,714,552	295,703
Western Asset Core Plus Bond Fund, Class I						1,111,445	129,238
						4,193,294
International Bond 1.1%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						1,664,651	178,038
						5,857,945
Total Unaffiliated Underlying Funds (Cost $33,387,236)						$31,915,816
Total Investments in Securities (Cost $160,468,081)						$160,775,686

*	Non-income producing security.
(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
Schwab Target Funds | Annual Report
101

Schwab Target 2055 Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $127,080,845)		$128,859,870
Investments in securities, at value - unaffiliated (cost $33,387,236)		31,915,816
Cash		934,488
Receivables:
Fund shares sold		56,115
Dividends		20,653
Due from investment adviser		6,673
Prepaid expenses	+	4,660
Total assets		161,798,275

Liabilities
Payables:
Fund shares redeemed		88,379
Investments bought		20,213
Accrued expenses	+	36,096
Total liabilities		144,688
Net assets		$161,653,587

Net Assets by Source
Capital received from investors		$159,172,751
Total distributable earnings	+	2,480,836
Net assets		$161,653,587

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$161,653,587		11,542,625		$14.00

See financial notes
102
Schwab Target Funds | Annual Report

Schwab Target 2055 Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$1,935,825
Dividends received from securities - unaffiliated		535,538
Interest received from securities - unaffiliated	+	22,423
Total investment income		2,493,786

Expenses
Registration fees		23,379
Professional fees		23,143
Shareholder reports		14,843
Portfolio accounting fees		11,735
Independent trustees’ fees		6,301
Transfer agent fees		3,407
Custodian fees		492
Other expenses	+	2,777
Total expenses		86,077
Expense reduction	–	86,077
Net expenses	–	—
Net investment income		2,493,786

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		3,346,947
Realized capital gain distributions received from underlying funds - unaffiliated		772,172
Net realized losses on sales of securities - affiliated		(1,820,368)
Net realized losses on sales of securities - unaffiliated	+	(164,019)
Net realized gains		2,134,732
Net change in unrealized appreciation (depreciation) on securities - affiliated		5,860,278
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	769,567
Net change in unrealized appreciation (depreciation)	+	6,629,845
Net realized and unrealized gains		8,764,577
Increase in net assets resulting from operations		$11,258,363
See financial notes
Schwab Target Funds | Annual Report
103

Schwab Target 2055 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$2,493,786	$2,112,720
Net realized gains		2,134,732	11,291,343
Net change in unrealized appreciation (depreciation)	+	6,629,845	(49,186,020)
Increase (decrease) in net assets resulting from operations		$11,258,363	($35,781,957 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($10,946,566 )	($8,207,354 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,251,549	$32,480,869	2,031,561	$32,815,671
Shares reinvested		801,400	10,714,714	442,294	7,983,406
Shares redeemed	+	(1,223,651)	(17,594,557)	(1,204,703)	(19,292,293)
Net transactions in fund shares		1,829,298	$25,601,026	1,269,152	$21,506,784

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,713,327	$135,740,764	8,444,175	$158,223,291
Total increase (decrease)	+	1,829,298	25,912,823	1,269,152	(22,482,527)
End of period		11,542,625	$161,653,587	9,713,327	$135,740,764
See financial notes
104
Schwab Target Funds | Annual Report

Schwab Target 2060 Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$12.26	$16.42	$12.21	$12.16	$11.53
Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.19	0.12	0.20	0.16
Net realized and unrealized gains (losses)	0.85	(3.61)	4.34	0.38	0.99
Total from investment operations	1.05	(3.42)	4.46	0.58	1.15
Less distributions:
Distributions from net investment income	(0.20)	(0.47)	(0.13)	(0.22)	(0.26)
Distributions from net realized gains	(0.53)	(0.27)	(0.12)	(0.31)	(0.26)
Total distributions	(0.73)	(0.74)	(0.25)	(0.53)	(0.52)
Net asset value at end of period	$12.58	$12.26	$16.42	$12.21	$12.16
Total return	8.82%	(21.88%)	36.89%	4.73%	10.85%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%[3]	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.15%	0.20%[3]	0.22%	0.41%	0.67%
Net investment income (loss)	1.51%	1.35%	0.80%	1.67%	1.42%
Portfolio turnover rate	4%	15%	11%	8%	13%
Net assets, end of period (x 1,000)	$54,261	$39,741	$40,077	$21,509	$15,765

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Target Funds | Annual Report
105

Schwab Target 2060 Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 80.7% OF NET ASSETS

U.S. Stocks 47.6%
Large-Cap 40.2%
Schwab Core Equity Fund	$1,906,023	$682,984	$—	$—	($75,961 )	$2,513,046	136,208	$272,984
Schwab Fundamental US Large Company Index Fund	2,379,828	826,170	—	—	46,901	3,252,899	149,972	49,169
Schwab S&P 500 Index Fund	7,909,075	2,462,735	(265,000)	(19,217)	710,765	10,798,358	166,052	132,735
Schwab Select Large Cap Growth Fund *	3,813,622	930,929	—	—	487,307	5,231,858	243,796	445,929
						21,796,161
Mid-Cap 2.0%
Schwab U.S. Mid-Cap Index Fund *	752,172	375,773	—	—	(39,639)	1,088,306	21,542	11,774
Small-Cap 5.4%
Schwab Small-Cap Equity Fund	2,301,005	1,083,071	(88,344)	(21,148)	(309,817)	2,964,767	178,600	218,071
						25,849,234

International Stocks 25.0%
Developed Markets 25.0%
Schwab Fundamental International Large Company Index Fund	—	656,113	—	—	(17,220)	638,893	66,621	—
Schwab International Core Equity Fund	4,161,272	1,321,480	(382,901)	(69,399)	574,068	5,604,520	569,565	156,480
Schwab International Opportunities Fund	6,142,873	2,133,248	(1,074,981)	(513,330)	631,809	7,319,619	418,503	235,248
						13,563,032

Real Estate 6.4%
Global Real Estate 6.4%
Schwab Global Real Estate Fund	2,650,647	1,141,334	—	—	(326,141)	3,465,840	635,934	114,334

Fixed Income 1.7%
Intermediate-Term Bond 1.2%
Schwab U.S. Aggregate Bond Index Fund	436,257	209,822	—	—	(26,840)	619,239	74,072	18,067
Short-Term Bond 0.5%
Schwab Short-Term Bond Index Fund	200,989	82,048	—	—	(1,719)	281,318	30,217	7,076
						900,557
Total Affiliated Underlying Funds (Cost $44,745,577)	$32,653,763	$11,905,707	($1,811,226 )	($623,094 )	$1,653,513	$43,778,663		$1,661,867

See financial notes
106
Schwab Target Funds | Annual Report

Schwab Target 2060 Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 18.9% OF NET ASSETS

U.S. Stocks 11.1%
Large-Cap 9.3%
ClearBridge Large Cap Growth Fund, Class IS *						$1,565,485	27,259
Dodge & Cox Stock Fund, Class I						3,493,725	15,995
						5,059,210
Small-Cap 1.8%
ClearBridge Small Cap Growth Fund, Class IS *						990,360	29,678
						6,049,570

International Stocks 5.6%
Emerging Markets 5.6%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						3,020,148	399,490

Fixed Income 2.2%
Intermediate-Term Bond 1.5%
Loomis Sayles Investment Grade Bond Fund, Class Y						678,075	73,864
Western Asset Core Plus Bond Fund, Class I						137,102	15,942
						815,177
International Bond 0.7%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class						356,523	38,131
						1,171,700
Total Unaffiliated Underlying Funds (Cost $10,753,621)						$10,241,418
Total Investments in Securities (Cost $55,499,198)						$54,020,081

*	Non-income producing security.
(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
Schwab Target Funds | Annual Report
107

Schwab Target 2060 Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $44,745,577)		$43,778,663
Investments in securities, at value - unaffiliated (cost $10,753,621)		10,241,418
Cash		383,706
Receivables:
Fund shares sold		24,420
Due from investment adviser		5,655
Dividends		4,261
Prepaid expenses	+	11,307
Total assets		54,449,430

Liabilities
Payables:
Investments bought		129,164
Fund shares redeemed		25,813
Accrued expenses	+	33,301
Total liabilities		188,278
Net assets		$54,261,152

Net Assets by Source
Capital received from investors		$55,822,976
Total distributable loss	+	(1,561,824)
Net assets		$54,261,152

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$54,261,152		4,314,687		$12.58

See financial notes
108
Schwab Target Funds | Annual Report

Schwab Target 2060 Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$589,492
Dividends received from securities - unaffiliated		147,527
Interest received from securities - unaffiliated	+	7,939
Total investment income		744,958

Expenses
Professional fees		22,903
Registration fees		21,392
Portfolio accounting fees		11,057
Shareholder reports		10,078
Independent trustees’ fees		6,047
Transfer agent fees		1,043
Custodian fees		664
Other expenses	+	1,992
Total expenses		75,176
Expense reduction	–	75,176
Net expenses	–	—
Net investment income		744,958

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		1,072,375
Realized capital gain distributions received from underlying funds - unaffiliated		213,473
Net realized losses on sales of securities - affiliated		(623,094)
Net realized losses on sales of securities - unaffiliated	+	(111,592)
Net realized gains		551,162
Net change in unrealized appreciation (depreciation) on securities - affiliated		1,653,513
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	251,880
Net change in unrealized appreciation (depreciation)	+	1,905,393
Net realized and unrealized gains		2,456,555
Increase in net assets resulting from operations		$3,201,513
See financial notes
Schwab Target Funds | Annual Report
109

Schwab Target 2060 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$744,958	$548,580
Net realized gains		551,162	1,862,258
Net change in unrealized appreciation (depreciation)	+	1,905,393	(12,129,289)
Increase (decrease) in net assets resulting from operations		$3,201,513	($9,718,451 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($2,434,558 )	($1,894,146 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,409,211	$18,306,037	1,472,977	$20,023,654
Shares reinvested		197,532	2,368,404	115,712	1,840,977
Shares redeemed	+	(533,948)	(6,921,007)	(787,575)	(10,587,897)
Net transactions in fund shares		1,072,795	$13,753,434	801,114	$11,276,734

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,241,892	$39,740,763	2,440,778	$40,076,626
Total increase (decrease)	+	1,072,795	14,520,389	801,114	(335,863)
End of period		4,314,687	$54,261,152	3,241,892	$39,740,763
See financial notes
110
Schwab Target Funds | Annual Report

Schwab Target 2065 Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	2/26/21[1]– 10/31/21
Per-Share Data
Net asset value at beginning of period	$8.63	$11.33	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.12	0.11	0.03
Net realized and unrealized gains (losses)	0.61	(2.51)	1.30
Total from investment operations	0.73	(2.40)	1.33
Less distributions:
Distributions from net investment income	(0.13)	(0.30)	—
Distributions from net realized gains	(0.29)	—	—
Total distributions	(0.42)	(0.30)	—
Net asset value at end of period	$8.94	$8.63	$11.33
Total return	8.75%	(21.78%)	13.30%[3]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[4]	0.00%	0.00%[5]	0.00%[6]
Gross operating expenses[4]	0.70%	1.10%[5]	1.90%[6]
Net investment income (loss)	1.32%	1.17%	0.35%[6]
Portfolio turnover rate	4%	26%	34%[3]
Net assets, end of period (x 1,000)	$12,391	$6,611	$4,489

[1]	Commencement of operations.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Not annualized.
[4]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Ratio includes less than 0.005% of non-routine proxy expenses.
[6]	Annualized.
See financial notes
Schwab Target Funds | Annual Report
111

Schwab Target 2065 Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 81.6% OF NET ASSETS

U.S. Stocks 48.7%
Large-Cap 40.9%
Schwab Core Equity Fund	$320,507	$274,117	$—	$—	($12,418 )	$582,206	31,556	$48,117
Schwab Fundamental US Large Company Index Fund	395,448	348,658	—	—	3,983	748,089	34,490	8,658
Schwab S&P 500 Index Fund	1,318,648	1,131,533	(83,896)	(4,979)	125,148	2,486,454	38,235	23,131
Schwab Select Large Cap Growth Fund *	623,625	544,406	(23,000)	(11,764)	111,133	1,244,400	57,987	79,406
						5,061,149
Mid-Cap 2.1%
Schwab U.S. Mid-Cap Index Fund *	117,344	162,049	(7,108)	(1,128)	(9,293)	261,864	5,183	2,050
Small-Cap 5.7%
Schwab Small-Cap Equity Fund	375,251	400,362	—	—	(69,435)	706,178	42,541	39,361
						6,029,191

International Stocks 25.4%
Developed Markets 25.4%
Schwab Fundamental International Large Company Index Fund	—	185,634	(25,000)	(1,153)	(3,296)	156,185	16,286	—
Schwab International Core Equity Fund	737,144	473,913	(30,403)	(3,251)	82,852	1,260,255	128,075	26,913
Schwab International Opportunities Fund	1,011,213	895,000	(132,099)	(72,212)	35,536	1,737,438	99,339	39,438
						3,153,878

Real Estate 6.4%
Global Real Estate 6.4%
Schwab Global Real Estate Fund	434,086	488,727	(50,000)	(21,864)	(59,118)	791,831	145,290	23,772

Fixed Income 1.1%
Intermediate-Term Bond 0.5%
Schwab U.S. Aggregate Bond Index Fund	28,329	37,886	—	—	(3,111)	63,104	7,548	1,623
Short-Term Bond 0.6%
Schwab Short-Term Bond Index Fund	31,877	38,532	—	—	(484)	69,925	7,511	1,538
						133,029
Total Affiliated Underlying Funds (Cost $11,081,346)	$5,393,472	$4,980,817	($351,506 )	($116,351 )	$201,497	$10,107,929		$294,007

See financial notes
112
Schwab Target Funds | Annual Report

Schwab Target 2065 Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DISTRIBUTIONS RECEIVED(a)
UNAFFILIATED UNDERLYING FUNDS 17.9% OF NET ASSETS

U.S. Stocks 10.8%
Large-Cap 8.9%
ClearBridge Large Cap Growth Fund, Class IS *						$326,091	5,678
Dodge & Cox Stock Fund, Class I						780,838	3,575
						1,106,929
Small-Cap 1.9%
ClearBridge Small Cap Growth Fund, Class IS *						228,192	6,838
						1,335,121

International Stocks 5.6%
Emerging Markets 5.6%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class						701,146	92,744

Fixed Income 1.5%
Intermediate-Term Bond 1.0%
Loomis Sayles Investment Grade Bond Fund, Class Y						127,330	13,870
International Bond 0.5%
PIMCO International Bond Fund (U.S. Dollar- Hedged), Institutional Class						59,357	6,348
						186,687
Total Unaffiliated Underlying Funds (Cost $2,472,334)						$2,222,954
Total Investments in Securities (Cost $13,553,680)						$12,330,883

*	Non-income producing security.
(a)
Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable (see financial note 2(d) for additional information).

At October 31, 2023, all of the fund’s investment securities were classified as Level 1 (see financial note 2(a) for additional information).
See financial notes
Schwab Target Funds | Annual Report
113

Schwab Target 2065 Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $11,081,346)		$10,107,929
Investments in securities, at value - unaffiliated (cost $2,472,334)		2,222,954
Cash		98,398
Receivables:
Due from investment adviser		5,597
Fund shares sold		4,738
Dividends		565
Prepaid expenses	+	3,505
Total assets		12,443,686

Liabilities
Payables:
Investments bought		14,552
Fund shares redeemed		8,032
Accrued expenses	+	29,866
Total liabilities		52,450
Net assets		$12,391,236

Net Assets by Source
Capital received from investors		$13,643,723
Total distributable loss	+	(1,252,487)
Net assets		$12,391,236

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$12,391,236		1,386,209		$8.94

See financial notes
114
Schwab Target Funds | Annual Report

Schwab Target 2065 Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - affiliated		$104,685
Dividends received from securities - unaffiliated	+	28,627
Total investment income		133,312

Expenses
Professional fees		27,440
Registration fees		18,462
Portfolio accounting fees		10,790
Independent trustees’ fees		5,955
Shareholder reports		4,400
Transfer agent fees		903
Custodian fees		745
Other expenses	+	1,772
Total expenses		70,467
Expense reduction	–	70,467
Net expenses	–	—
Net investment income		133,312

REALIZED AND UNREALIZED GAINS (LOSSES)
Realized capital gain distributions received from underlying funds - affiliated		189,322
Realized capital gain distributions received from underlying funds - unaffiliated		40,415
Net realized losses on sales of securities - affiliated		(116,351)
Net realized losses on sales of securities - unaffiliated	+	(18,517)
Net realized gains		94,869
Net change in unrealized appreciation (depreciation) on securities - affiliated		201,497
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	20,234
Net change in unrealized appreciation (depreciation)	+	221,731
Net realized and unrealized gains		316,600
Increase in net assets resulting from operations		$449,912
See financial notes
Schwab Target Funds | Annual Report
115

Schwab Target 2065 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$133,312	$67,003
Net realized gains		94,869	162,871
Net change in unrealized appreciation (depreciation)	+	221,731	(1,687,414)
Increase (decrease) in net assets resulting from operations		$449,912	($1,457,540 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($358,283 )	($132,928 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		751,424	$6,932,354	558,480	$5,553,563
Shares reinvested		40,172	342,268	10,020	112,123
Shares redeemed	+	(171,622)	(1,585,540)	(198,386)	(1,953,828)
Net transactions in fund shares		619,974	$5,689,082	370,114	$3,711,858

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		766,235	$6,610,525	396,121	$4,489,135
Total increase	+	619,974	5,780,711	370,114	2,121,390
End of period		1,386,209	$12,391,236	766,235	$6,610,525
See financial notes
116
Schwab Target Funds | Annual Report

Schwab Target Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST
Schwab Target 2010 Fund	Schwab Dividend Equity Fund
Schwab Target 2015 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2020 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2025 Fund	Schwab Health Care Fund
Schwab Target 2030 Fund	Schwab International Core Equity Fund
Schwab Target 2035 Fund	Schwab Fundamental US Large Company Index Fund
Schwab Target 2040 Fund	Schwab Fundamental US Small Company Index Fund
Schwab Target 2045 Fund	Schwab Fundamental International Large Company Index Fund
Schwab Target 2050 Fund	Schwab Fundamental International Small Company Index Fund
Schwab Target 2055 Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Target 2060 Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab Target 2065 Fund	Schwab Target 2010 Index Fund
Schwab S&P 500 Index Fund	Schwab Target 2015 Index Fund
Schwab Small-Cap Index Fund®	Schwab Target 2020 Index Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2025 Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2030 Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2035 Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2040 Index Fund
Schwab International Index Fund®	Schwab Target 2045 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2050 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2055 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2060 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2065 Index Fund
Schwab International Opportunities Fund	Schwab Monthly Income Fund - Target Payout
Schwab Balanced Fund	Schwab Monthly Income Fund - Flexible Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund - Income Payout
Each of the Schwab Target Funds is considered a “fund of funds” because it invests in other mutual funds or exchange-traded funds (ETFs). Each of the funds seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. Each fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs (referred to herein as unaffiliated funds and, together with Schwab Funds and Schwab ETFs, as the underlying funds). Each fund invests in the underlying funds in accordance with its target portfolio allocation.
Each fund in this report offers one share class.  Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
Schwab Target Funds | Annual Report
117

Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the funds’ investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the funds’ portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes.
• Mutual funds: Mutual funds are valued at their respective NAVs.
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value a fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, ETFs and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash
118
Schwab Target Funds | Annual Report

Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2023, are disclosed in each fund’s Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Investments: The funds may invest a portion of their assets in cash. Cash includes cash bank balances in an interest-bearing demand deposit account with maturity on demand by the funds.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date). Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets. Each fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by a fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
Schwab Target Funds | Annual Report
119

Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Regulatory Update:
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the funds to underperform other funds with a similar investment objective. The funds are not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the funds are an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of a fund. However, the investment adviser is a fiduciary to each fund and is legally obligated to act in each fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The funds may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain their allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest, which include any combination of the risks described below.
• Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
• Management Risk. Generally,the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections.  An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
• Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an
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3. Risk Factors (continued):
underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
• Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
• Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
• Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
• ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
• Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
• Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recording requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
• Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
 An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, liquidity risk, market risk and management risk are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the
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3. Risk Factors (continued):
underlying fund’s performance, increase its volatility, and could cause the underlying fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules. An underlying fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that a fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
• Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
• Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
• Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
• Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to the Investment Advisory and Administration Agreement between the investment adviser and the trust. The investment adviser does not receive a fee for the services it performs for the funds. However, the investment adviser is entitled to receive an annual management fee from each of the affiliated Schwab Funds that serve as underlying funds.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc., a broker-dealer affiliate of an investment adviser (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.
Expense Limitation
The investment adviser and its affiliates have agreed with the funds, for so long as the investment adviser serves as the investment adviser to the funds, in which the agreement may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
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4. Affiliates and Affiliated Transactions (continued):
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2023, each Schwab Target Fund’s ownership percentages of other related funds’ shares are as follows:
UNDERLYING FUNDS	SCHWAB TARGET 2010 FUND	SCHWAB TARGET 2015 FUND	SCHWAB TARGET 2020 FUND	SCHWAB TARGET 2025 FUND	SCHWAB TARGET 2030 FUND	SCHWAB TARGET 2035 FUND	SCHWAB TARGET 2040 FUND	SCHWAB TARGET 2045 FUND	SCHWAB TARGET 2050 FUND	SCHWAB TARGET 2055 FUND	SCHWAB TARGET 2060 FUND	SCHWAB TARGET 2065 FUND
Schwab Core Equity Fund	0.1%	0.1%	0.5%	0.9%	2.6%	1.6%	3.6%	0.8%	0.9%	0.6%	0.2%	0.0%*
Schwab Fundamental International Large Company Index Fund	0.0%*	0.0%*	0.1%	0.1%	0.4%	0.2%	0.5%	0.1%	0.1%	0.1%	0.0%*	0.0%*
Schwab Fundamental US Large Company Index Fund	0.0%*	0.0%*	0.1%	0.1%	0.3%	0.3%	0.6%	0.2%	0.2%	0.1%	0.0%*	0.0%*
Schwab Global Real Estate Fund	0.4%	0.5%	3.3%	5.7%	13.9%	9.1%	18.9%	5.0%	5.4%	3.9%	1.3%	0.3%
Schwab International Core Equity Fund	0.3%	0.3%	2.5%	4.5%	11.3%	7.5%	16.5%	4.2%	4.4%	3.1%	1.1%	0.2%
Schwab International Opportunities Fund	0.2%	0.3%	1.8%	3.2%	8.1%	5.4%	11.6%	3.1%	3.3%	2.3%	0.8%	0.2%
Schwab S&P 500 Index Fund	0.0%*	0.0%*	0.1%	0.1%	0.2%	0.1%	0.3%	0.1%	0.1%	0.0%*	0.0%*	0.0%*
Schwab Select Large Cap Growth Fund	0.1%	0.1%	0.4%	0.7%	1.9%	1.3%	3.0%	0.9%	1.1%	0.8%	0.3%	0.1%
Schwab Short-Term Bond Index Fund	0.2%	0.3%	1.6%	1.8%	2.4%	1.0%	1.3%	0.2%	0.1%	0.1%	0.0%*	0.0%*
Schwab Small-Cap Equity Fund	0.1%	0.1%	1.0%	1.7%	5.1%	3.5%	8.0%	2.2%	2.5%	1.8%	0.6%	0.1%
Schwab Treasury Inflation Protected Securities Index Fund	0.1%	0.1%	0.8%	0.7%	0.5%	— %	— %	— %	— %	— %	— %	— %
Schwab U.S. Aggregate Bond Index Fund	0.3%	0.3%	1.8%	2.0%	2.7%	1.1%	1.4%	0.2%	0.1%	0.1%	0.0%*	0.0%*
Schwab U.S. Mid Cap Index Fund	0.1%	0.1%	0.4%	0.5%	1.1%	0.7%	1.5%	0.4%	0.4%	0.3%	0.1%	0.0%*
Schwab Variable Share Price Money Fund, Ultra Shares	0.0%*	0.0%*	0.2%	0.3%	0.3%	0.1%	0.2%	0.0%*	0.0%*	— %	— %	— %

*	Less than 0.05%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The funds did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
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 6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $1 billion line of credit (the Syndicated Credit Facility), which matured on September 28, 2023. On September 28, 2023, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Syndicated Credit Facility, in addition to interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 28, 2023. On September 28, 2023, Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings by any of the funds from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed in each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2023, purchases and sales of securities (excluding short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab Target 2010 Fund	$6,672,936	$9,806,803
Schwab Target 2015 Fund	3,881,901	12,595,574
Schwab Target 2020 Fund	24,886,176	88,275,019
Schwab Target 2025 Fund	46,991,990	103,163,975
Schwab Target 2030 Fund	87,752,915	122,467,250
Schwab Target 2035 Fund	52,241,852	48,757,660
Schwab Target 2040 Fund	91,997,691	99,293,655
Schwab Target 2045 Fund	34,289,789	12,510,401
Schwab Target 2050 Fund	35,854,120	11,216,246
Schwab Target 2055 Fund	27,521,237	6,448,452
Schwab Target 2060 Fund	15,115,804	2,021,178
Schwab Target 2065 Fund	6,049,266	381,506
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 8. Federal Income Taxes:
As of October 31, 2023, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab Target 2010 Fund	$43,326,716	$3,956,538	($4,186,349 )	($229,811 )
Schwab Target 2015 Fund	48,145,337	6,636,879	(5,419,485)	1,217,394
Schwab Target 2020 Fund	309,811,435	49,108,171	(35,853,734)	13,254,437
Schwab Target 2025 Fund	429,568,140	60,838,861	(45,996,889)	14,841,972
Schwab Target 2030 Fund	801,424,176	157,257,297	(77,849,414)	79,407,883
Schwab Target 2035 Fund	465,454,214	75,502,096	(43,974,526)	31,527,570
Schwab Target 2040 Fund	859,844,171	193,408,116	(76,510,566)	116,897,550
Schwab Target 2045 Fund	230,221,006	23,924,300	(20,698,314)	3,225,986
Schwab Target 2050 Fund	232,783,993	22,635,519	(20,940,889)	1,694,630
Schwab Target 2055 Fund	161,664,344	13,604,333	(14,492,991)	(888,658)
Schwab Target 2060 Fund	56,676,742	2,641,403	(5,298,064)	(2,656,661)
Schwab Target 2065 Fund	13,849,937	30,149	(1,549,203)	(1,519,054)

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	TOTAL
Schwab Target 2010 Fund	$857,022	$619,169	($229,811 )	$1,246,380
Schwab Target 2015 Fund	970,757	1,593,501	1,217,394	3,781,652
Schwab Target 2020 Fund	6,237,644	13,435,857	13,254,437	32,927,938
Schwab Target 2025 Fund	7,448,991	11,362,956	14,841,972	33,653,919
Schwab Target 2030 Fund	11,435,789	18,090,753	79,407,883	108,934,425
Schwab Target 2035 Fund	5,099,328	6,856,715	31,527,570	43,483,613
Schwab Target 2040 Fund	7,855,909	18,822,683	116,897,550	143,576,142
Schwab Target 2045 Fund	1,434,117	2,726,234	3,225,986	7,386,337
Schwab Target 2050 Fund	1,167,252	3,917,094	1,694,630	6,778,976
Schwab Target 2055 Fund	698,053	2,671,441	(888,658)	2,480,836
Schwab Target 2060 Fund	195,648	899,189	(2,656,661)	(1,561,824)
Schwab Target 2065 Fund	38,442	228,125	(1,519,054)	(1,252,487)
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
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8. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab Target 2010 Fund	$1,132,493	$967,218	$1,331,099	$1,739,735
Schwab Target 2015 Fund	1,400,648	2,120,089	1,744,930	3,437,941
Schwab Target 2020 Fund	9,076,587	12,917,591	11,812,575	25,556,397
Schwab Target 2025 Fund	10,833,138	16,188,114	15,900,882	24,337,226
Schwab Target 2030 Fund	17,801,309	40,196,703	29,568,203	46,509,219
Schwab Target 2035 Fund	8,906,155	25,076,641	16,504,016	17,830,955
Schwab Target 2040 Fund	16,978,583	58,196,328	34,399,189	46,775,680
Schwab Target 2045 Fund	3,497,260	12,086,725	7,204,576	5,468,227
Schwab Target 2050 Fund	3,437,553	12,710,747	7,536,621	6,628,300
Schwab Target 2055 Fund	2,250,258	8,696,308	4,779,602	3,427,752
Schwab Target 2060 Fund	660,373	1,774,185	1,250,419	643,727
Schwab Target 2065 Fund	122,241	236,042	132,928	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in each fund’s Statement of Operations. During the fiscal year ended October 31, 2023, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund, Schwab Target 2060 Fund, and Schwab Target 2065 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund, Schwab Target 2060 Fund, and Schwab Target 2065 Fund (the “Funds”), twelve of the funds constituting Schwab Capital Trust, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended (excluding Schwab Target 2065 Fund); the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from February 26, 2021 (commencement of operations) through October 31, 2021 for Schwab Target 2065 Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Schwab Capital Trust (excluding Schwab Target 2065 Fund) as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Schwab Target 2065 Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from February 26, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America. For each of the Funds (excluding Schwab Target 2065 Fund), the financial highlights for the year ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 15, 2023
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to their shareholders for the fiscal year ended October 31, 2023. The foreign tax credit and the foreign source income amounts are as follows:
	FOREIGN TAX CREDIT	FOREIGN SOURCE INCOME
Schwab Target 2010 Fund	$1,534	$80,186
Schwab Target 2015 Fund	2,151	112,817
Schwab Target 2020 Fund	15,218	801,584
Schwab Target 2025 Fund	35,278	1,426,827
Schwab Target 2030 Fund	133,335	3,503,801
Schwab Target 2035 Fund	100,764	2,252,312
Schwab Target 2040 Fund	271,816	4,996,738
Schwab Target 2045 Fund	70,068	1,190,728
Schwab Target 2050 Fund	87,697	1,318,219
Schwab Target 2055 Fund	61,670	904,447
Schwab Target 2060 Fund	20,540	284,051
Schwab Target 2065 Fund	3,575	48,777
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2023, qualify for the corporate dividends received deduction:

Schwab Target 2010 Fund	11.45%
Schwab Target 2015 Fund	11.98%
Schwab Target 2020 Fund	12.64%
Schwab Target 2025 Fund	15.34%
Schwab Target 2030 Fund	18.76%
Schwab Target 2035 Fund	21.94%
Schwab Target 2040 Fund	25.28%
Schwab Target 2045 Fund	27.56%
Schwab Target 2050 Fund	28.89%
Schwab Target 2055 Fund	30.01%
Schwab Target 2060 Fund	30.79%
Schwab Target 2065 Fund	30.18%
For the fiscal year ended October 31, 2023, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amount for use in preparing their 2023 income tax return.
Schwab Target 2010 Fund	$231,558
Schwab Target 2015 Fund	298,173
Schwab Target 2020 Fund	2,074,099
Schwab Target 2025 Fund	3,153,023
Schwab Target 2030 Fund	6,710,738
Schwab Target 2035 Fund	4,090,878
Schwab Target 2040 Fund	9,221,384
Schwab Target 2045 Fund	2,163,745
Schwab Target 2050 Fund	2,364,396
Schwab Target 2055 Fund	1,636,433
Schwab Target 2060 Fund	508,286
Schwab Target 2065 Fund	90,838
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Other Federal Tax Information (unaudited) (continued)

Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2023.
Schwab Target 2010 Fund	$967,218
Schwab Target 2015 Fund	2,120,089
Schwab Target 2020 Fund	12,917,591
Schwab Target 2025 Fund	16,188,114
Schwab Target 2030 Fund	40,196,703
Schwab Target 2035 Fund	25,076,641
Schwab Target 2040 Fund	58,196,328
Schwab Target 2045 Fund	12,086,725
Schwab Target 2050 Fund	12,710,747
Schwab Target 2055 Fund	8,696,308
Schwab Target 2060 Fund	1,774,185
Schwab Target 2065 Fund	236,042
For the fiscal year ended October 31, 2023, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
Schwab Target 2010 Fund	$11,841
Schwab Target 2015 Fund	16,118
Schwab Target 2020 Fund	110,226
Schwab Target 2025 Fund	170,309
Schwab Target 2030 Fund	386,328
Schwab Target 2035 Fund	246,247
Schwab Target 2040 Fund	578,093
Schwab Target 2045 Fund	147,676
Schwab Target 2050 Fund	164,926
Schwab Target 2055 Fund	117,215
Schwab Target 2060 Fund	39,111
Schwab Target 2065 Fund	7,861
For the fiscal year ended October 31, 2023, the funds designate the following percentage of dividend income as business interest income under section 163(j) of the Internal Revenue Code:

Schwab Target 2010 Fund	50.89%
Schwab Target 2015 Fund	48.86%
Schwab Target 2020 Fund	47.28%
Schwab Target 2025 Fund	37.22%
Schwab Target 2030 Fund	27.42%
Schwab Target 2035 Fund	20.62%
Schwab Target 2040 Fund	14.86%
Schwab Target 2045 Fund	10.05%
Schwab Target 2050 Fund	6.91%
Schwab Target 2055 Fund	5.32%
Schwab Target 2060 Fund	3.36%
Schwab Target 2065 Fund	2.03%

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Liquidity Risk Management Program  (unaudited)

The funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The funds’ Board of Trustees (the “Board”) has designated the funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The funds’ Board reviewed a report at its meeting held on September 19, 2023 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2022, through May 31, 2023, which included individual fund liquidity risk metrics. The report summarized the operation of the program and the information and factors considered by the investment adviser in assessing whether the program has been adequately and effectively implemented with respect to a fund. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party thereto (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund, Schwab Target 2060 Fund and Schwab Target 2065 Fund (the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on April 27, 2023 and June 7, 2023, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 7, 2023 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.
the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.
each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.
each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.
the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.
the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, and vendor and risk oversight. The Trustees also
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considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm, as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return and the market environment, as well as in consideration of each Fund’s investment style and strategy. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although Schwab Target 2015 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund, and Schwab Target 2060 Fund each had performance that ranked in the fourth quartile of a relevant peer group for more than one performance period considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to each Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by the investment adviser that were reasonable and consistent with each Fund’s investment objective and policies and that the investment adviser had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of the investment adviser’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of each Fund from exceeding a specified cap. The Trustees also considered the investment adviser’s contractual commitment to limit the total annual operating expenses of each Fund for so long as it serves as the adviser to the Fund. The Trustees also considered fees charged by the investment adviser to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, and any differences in the market for these types of accounts. The Trustees noted that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. The Trustees reviewed the profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because each Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered the indirect benefits to the investment adviser from such Fund’s investments in other underlying funds managed by the investment adviser. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial
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sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; and (ii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has invested in its infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates employ contractual expense caps to protect shareholders from higher fees, including for example, when fund assets are relatively small. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 106 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	106	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	106	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	106	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	106	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	106	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	106	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	106	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)
Co-Chairman of the Board (July 2022 – present), Director and Chief
Executive Officer (Oct. 2008 – present) and President
(Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and
Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director
(May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Co-Chairman of the
Board (July 2022 – present) and Director (Apr. 2006 – present), Charles
Schwab Bank, SSB; Co-Chairman of the Board (July 2022 – present) and
Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB;
Co-Chairman of the Board (July 2022 – present) and Director
(July 2019 – present), Charles Schwab Trust Bank; Director
(May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and
President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Manager
(Sept. 2023 – present), TD Ameritrade Holding LLC; Director
(Oct. 2020 – Aug. 2023), TD Ameritrade Holding Corporation; Director
(July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.
		106	Director (2008 – present), The Charles Schwab Corporation
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)
President (Oct. 2021 – present) and Executive Vice President – Schwab
Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles
Schwab Corporation; President, Director (Oct. 2021 – present), Executive
Vice President – Schwab Asset Management Solutions
(July 2019 – Oct. 2021) and Senior Vice President – Advisory
(May 2016 – July 2019), Charles Schwab & Co., Inc.; President
(Nov. 2021 – present), Schwab Holdings, Inc.; Director
(Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive
Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment
Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and
President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive
Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.
		106	None

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Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment
Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Chief Executive Officer (Jan. 2022 – present), President (Oct. 2023 – present), (Chief
Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and
President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive
Officer (Sept. 2023 – present), President (Oct. 2023 – present), Chief Investment Officer
(June 2011 – present) and Vice President (June 2011 – Sept. 2023), Schwab Funds, Laudus
Trust and Schwab ETFs.

Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2013)

Chief Operating Officer (Dec. 2020 – present) and Treasurer and Chief Financial Officer
(Jan. 2016 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial
Officer (Mar. 2020 – present), Chief Operating Officer (Oct. 2023 – present), Managing
Director (Mar. 2023 – present) and Vice President (Oct. 2013 – Mar. 2023), Charles Schwab
Investment Management, Inc.

Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2023)

Treasurer and Chief Financial Officer (Jan. 2023 – present) and Assistant Treasurer
(Dec. 2015 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Vice President (Mar. 2022 – Mar. 2023) and Director
(Oct. 2015 – Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director
(May 2022 – present) and Vice President (Apr. 2022 – May 2022), Charles Schwab & Co., Inc.

Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2018)

Chief Investment Officer (Oct. 2023 – present) and Vice President (Feb. 2018 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023 – present),
Chief Investment Officer (Oct. 2023 – present), and Senior Vice President
(Oct. 2012 – Mar. 2023), Charles Schwab Investment Management, Inc.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2021)

Managing Director (Mar. 2023 – present), Senior Vice President (Jan. 2020 – Mar. 2023) and
Chief Investment Officer (Jan. 2020 – present) Charles Schwab Investment
Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment
Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment
Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018),
ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and
Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios and Laudus Trust since 2005; Schwab Strategic
Trust since 2009)

Chief Legal Officer (Mar. 2022 – present), Managing Director (Mar. 2023 – present) and Vice
President (Sept. 2005 – Mar. 2023), Charles Schwab Investment Management, Inc.;
Managing Director (May 2022 – present) and Vice President (Aug. 2005 – May 2022), Charles
Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk
(Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present),
Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021),
Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and
Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.

1
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
2
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
3
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Government/Credit 1–5 Year Index An index that is a broad-based benchmark measuring the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have a remaining maturity greater than or equal to one year and less than five years. The index excludes certain types of securities, including, bonds with equity type features (e.g., warrants, convertibles and preferreds), tax-exempt municipal securities, inflation-linked bonds, floating rate issues, strips, private placements, U.S. dollar-denominated 25 and 50 par retail bonds, structured notes and pass-through certificates. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
Bloomberg US Treasury Inflation-Linked Bond Index (Series-L) An index which includes all publicly-issued U.S. Treasury Inflation-Protected Securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $500 million or more of outstanding face value. The TIPS in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index is market capitalization weighted and the TIPS in the index are updated on the last business day of each month. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to an official inflation measure (as measured by the Consumer Price Index, or CPI) and their payments are supported by the full faith and credit of the United States.
bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization See “market cap.”
capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index An index which includes all U.S. equity issues with readily available prices. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net) An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
FTSE non-US Dollar World Government Bond Index A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
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MSCI Emerging Markets Index (Net) A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.
Russell 1000 Growth Index An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap Index  An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock A share of ownership, or equity, in the issuing company.
Target 2010 Composite Index A custom blended index developed by Schwab Asset Management based on the 2010 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2023, the composite is derived using the following portion allocations: 23.0% S&P 500 Index, 1.2% Russell Midcap Index, 1.8% Russell 2000 Index, 7.9% MSCI EAFE Index (Net), 41.3% Bloomberg US Aggregate Bond Index, 2.6% FTSE EPRA Nareit Global Index (Net), 6.7% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.1% Bloomberg Global Aggregate ex-US Hedged Index, 0.8% Bloomberg US Government/Credit Index, 8.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.6% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2023. Percentages listed may not total to 100% due to rounding.
Target 2015 Composite Index A custom blended index developed by Schwab Asset Management based on the 2015 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index
was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2023, the composite is derived using the following portion allocations: 25.1% S&P 500 Index, 1.4% Russell Midcap Index, 2.0% Russell 2000 Index, 9.0% MSCI EAFE Index (Net), 38.5% Bloomberg US Aggregate Bond Index, 2.8% FTSE EPRA Nareit Global Index (Net), 6.3% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.2% Bloomberg Global Aggregate ex-US Hedged Index, 1.1% Bloomberg US Government/Credit Index, 7.4% Bloomberg US Government/Credit 1-5 Year Index, and 4.2% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2023. Percentages listed may not total to 100% due to rounding.
Target 2020 Composite Index A custom blended index developed by Schwab Asset Management based on the 2020 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2023, the composite is derived using the following portion allocations: 26.4% S&P 500 Index, 1.5% Russell Midcap Index, 2.1% Russell 2000 Index, 9.9% MSCI EAFE Index (Net), 36.7% Bloomberg US Aggregate Bond Index, 3.0% FTSE EPRA Nareit Global Index (Net), 6.1% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.2% Bloomberg Global Aggregate ex-US Hedged Index, 1.3% Bloomberg US Government/Credit Index, 7.0% Bloomberg US Government/Credit 1-5 Year Index, and 3.8% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2023. Percentages listed may not total to 100% due to rounding.
Target 2025 Composite Index A custom blended index developed by Schwab Asset Management based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2023, the composite is derived using the following portion allocations: 29.8% S&P 500 Index, 1.4% Russell Midcap Index, 2.6% Russell 2000 Index, 12.8% MSCI EAFE Index (Net), 31.2% Bloomberg US Aggregate Bond Index, 3.5% FTSE EPRA Nareit Global Index (Net), 0.3% MSCI Emerging Markets Index (Net), 4.2% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 3.1% Bloomberg Global Aggregate ex-US Hedged Index, 1.8% Bloomberg US Government/Credit Index, 5.8% Bloomberg US Government/Credit 1-5 Year Index, and 3.3% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2023. Percentages listed may not total to 100% due to rounding.
Target 2030 Composite Index A custom blended index developed by Schwab Asset Management based on the 2030 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2023, the composite is derived using the following portion allocations: 36.1% S&P 500 Index, 1.6% Russell Midcap Index, 3.8% Russell 2000 Index, 16.5% MSCI EAFE Index (Net), 22.0% Bloomberg US Aggregate Bond Index,
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Schwab Target Funds
4.4% FTSE EPRA Nareit Global Index (Net), 1.1% MSCI Emerging Markets Index (Net), 1.4% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 4.1% Bloomberg Global Aggregate ex-US Hedged Index, 2.6% Bloomberg US Government/Credit Index, 3.9% Bloomberg US Government/Credit 1-5 Year Index, and 2.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2023. Percentages listed may not total to 100% due to rounding.
Target 2035 Composite Index A custom blended index developed by Schwab Asset Management based on the 2035 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2023, the composite is derived using the following portion allocations: 40.4% S&P 500 Index, 1.7% Russell Midcap Index, 4.7% Russell 2000 Index, 19.2% MSCI EAFE Index (Net), 15.6% Bloomberg US Aggregate Bond Index, 5.1% FTSE EPRA Nareit Global Index (Net), 2.0% MSCI Emerging Markets Index (Net), 3.8% Bloomberg Global Aggregate ex-US Hedged Index, 2.9% Bloomberg US Government/Credit Index, 2.7% Bloomberg US Government/Credit 1-5 Year Index, and 1.9% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2023. Percentages listed may not total to 100% due to rounding.
Target 2040 Composite Index A custom blended index developed by Schwab Asset Management based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2023, the composite is derived using the following portion allocations: 43.6% S&P 500 Index, 1.8% Russell Midcap Index, 5.6% Russell 2000 Index, 21.4% MSCI EAFE Index (Net), 10.4% Bloomberg US Aggregate Bond Index, 5.7% FTSE EPRA Nareit Global Index (Net), 2.9% MSCI Emerging Markets Index (Net), 2.8% Bloomberg Global Aggregate ex-US Hedged Index, 2.8% Bloomberg US Government/Credit Index, 1.8% Bloomberg US Government/Credit 1-5 Year Index, and 1.4% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2023. Percentages listed may not total to 100% due to rounding.
Target 2045 Composite Index A custom blended index developed by Schwab Asset Management based on the 2045 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2023, the composite is derived using the following portion allocations: 46.0% S&P 500 Index, 1.9% Russell Midcap Index, 6.4% Russell 2000 Index, 23.2% MSCI EAFE Index (Net), 6.2% Bloomberg US Aggregate Bond Index, 6.1% FTSE EPRA Nareit Global Index (Net), 3.8% MSCI Emerging Markets Index (Net), 1.8% Bloomberg Global Aggregate ex-US Hedged Index, 2.4% Bloomberg US Government/Credit Index, 1.1% Bloomberg
US Government/Credit 1-5 Year Index, and 0.9% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2023. Percentages listed may not total to 100% due to rounding.
Target 2050 Composite Index A custom blended index developed by Schwab Asset Management based on the 2050 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2023, the composite is derived using the following portion allocations: 47.2% S&P 500 Index, 2.0% Russell Midcap Index, 7.0% Russell 2000 Index, 24.3% MSCI EAFE Index (Net), 3.9% Bloomberg US Aggregate Bond Index, 6.4% FTSE EPRA Nareit Global Index (Net), 4.6% MSCI Emerging Markets Index (Net), 1.3% Bloomberg Global Aggregate ex-US Hedged Index, 2.0% Bloomberg US Government/Credit Index, 0.7% Bloomberg US Government/Credit 1-5 Year Index, and 0.7% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2023. Percentages listed may not total to 100% due to rounding.
Target 2055 Composite Index A custom blended index developed by Schwab Asset Management based on the 2055 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2023, the composite is derived using the following portion allocations: 47.9% S&P 500 Index, 2.0% Russell Midcap Index, 7.3% Russell 2000 Index, 24.9% MSCI EAFE Index (Net), 2.6% Bloomberg US Aggregate Bond Index, 6.6% FTSE EPRA Nareit Global Index (Net), 5.1% MSCI Emerging Markets Index (Net), 0.9% Bloomberg Global Aggregate ex-US Hedged Index, 1.6% Bloomberg US Government/Credit Index, 0.6% Bloomberg US Government/Credit 1-5 Year Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2023. Percentages listed may not total to 100% due to rounding.
Target 2060 Composite Index A custom blended index developed by Schwab Asset Management based on the 2060 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2023, the composite is derived using the following portion allocations: 48.4% S&P 500 Index, 2.0% Russell Midcap Index, 7.6% Russell 2000 Index, 25.5% MSCI EAFE Index (Net), 1.3% Bloomberg US Aggregate Bond Index, 6.7% FTSE EPRA Nareit Global Index (Net), 5.6% MSCI Emerging Markets Index (Net), 0.6% Bloomberg Global Aggregate ex-US Hedged Index, 1.2% Bloomberg US Government/Credit Index, 0.5% Bloomberg US Government/Credit 1-5 Year Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2023. Percentages listed may not total to 100% due to rounding.
Target 2065 Composite Index A custom blended index developed by Schwab Asset Management based on the 2065 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2023, the composite is derived using the following
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portion allocations: 48.7% S&P 500 Index, 2.1% Russell Midcap Index, 7.8% Russell 2000 Index, 25.8% MSCI EAFE Index (Net), 0.5% Bloomberg US Aggregate Bond Index, 6.8% FTSE EPRA Nareit Global Index (Net), 5.8% MSCI Emerging Markets Index (Net), 0.5% Bloomberg Global Aggregate ex-US Hedged Index, 1.0% Bloomberg US Government/Credit Index, 0.5% Bloomberg US Government/Credit 1-5 Year Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2023. Percentages listed may not total to 100% due to rounding.
total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield The income paid out by an investment, expressed as a percentage of the investment’s market value.
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Notes

Notes

Notes

Schwab Target Funds
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2023 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
¹
State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²
You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares if the Fund’s Board determines that the fee is in the best interests of the Fund. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR33732-18
00293088

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not applicable.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kimberly S. Patmore, Michael J. Beer and J. Derek Penn, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Ms. Patmore, Mr. Beer and Mr. Penn as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of fifty-two operational series. Thirty-six series have a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, three series have a fiscal year-end of December 31, twelve series have a fiscal year-end of March 31, and one series has a fiscal year-end of the last day of February. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the fifty-two operational series during 2023/2024 and 2022/2023, based on their respective 2023/2024 and 2022/2023 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees[1]		(b) Audit-Related Fees[2]		(c) Tax Fees[3]		(d) All Other Fees
Fiscal Year 2023/2024	Fiscal Year 2022/2023	Fiscal Year 2023/2024	Fiscal Year 2022/2023	Fiscal Year 2023/2024	Fiscal Year 2022/2023	Fiscal Year 2023/2024	Fiscal Year 2022/2023
$1,272,477	$1,195,825	$90,000	$90,000	$170,820	$161,200	$0	$0

[1]	The nature of the services includes audit of the registrant’s annual financial statements and normally provided services in connection with regulatory filings for those fiscal years.
[2]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[3]	The nature of the services includes tax compliance, tax advice and tax planning.

(e)	(1)	Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

	(2)	There were no services described in each of paragraphs (b) through (d) above that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2022/2023: $3,651,860	2021/2022: $	8,528,894

(h)

During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Omar Aguilar and Registrant’s Chief Financial Officer, Dana Smith, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Omar Aguilar
Omar Aguilar Chief Executive Officer

Date:	December 15, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Omar Aguilar
Omar Aguilar Chief Executive Officer

Date:	December 15, 2023

By:	/s/ Dana Smith
Dana Smith Chief Financial Officer

Date:	December 15, 2023